United States Securities and Exchange Commission
Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of Registered Management Investment Companies

Investment Company Act file number 811-01879

Janus Investment Fund
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)

Abigail J. Murray, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant's telephone number, including area code: 303-333-3863

Date of fiscal year end: 6/30

Date of reporting period: 6/30/21

Item 1 - Reports to Shareholders

ANNUAL REPORT June 30, 2021

Janus Henderson Absolute Return Income Opportunities Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Absolute Return Income Opportunities Fund

Janus Henderson Absolute Return Income Opportunities Fund (unaudited)

FUND SNAPSHOT

 This benchmark-agnostic fund has the flexibility to invest across global fixed income markets. The Fund has latitude to act on high-conviction ideas and seeks to achieve positive absolute returns in a variety of market environments.

Daniel Siluk co-portfolio manager	Dylan Bourke co-portfolio manager	Jason England co-portfolio manager	Nick Maroutsos co-portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2021, the Janus Henderson Absolute Return Income Opportunities Fund Class I Shares returned 1.63%, compared with a 0.08% return for the Fund’s benchmark, the FTSE 3-Month U.S. Treasury Bill Index.

MARKET ENVIRONMENT

Global bond markets delivered positive returns during the period as investors welcomed steps by policy makers to dampen the worst blows dealt by the COVID-19 pandemic. The slashing of interest rates and expansion of central bank balance sheets fueled a rally in government bonds. Later, unprecedented support for credit markets, followed by growing optimism that the global economy would eventually reopen, provided a boost for higher quality corporate credits. As vaccinations gained approval and began being administered, concerns rose that an improving economy coupled with considerable accommodation could lead to rising inflation. Consequently, government bonds sold off during the winter. Once consensus coalesced around the view that 2021’s spike in prices would be transitory, these safer securities regained some lost ground. All the while, riskier assets continued to gain ground, as evidenced by the spread between the yield on investment-grade corporate credits and that of their risk-free benchmark falling to levels not seen in over a decade.

PERFORMANCE DISCUSSION

For the period, the Fund outperformed its benchmark, the FTSE 3-Month U.S. Treasury Bill Index. The strategy seeks to achieve positive absolute returns through various market environments by managing portfolio duration, credit risk and volatility. Driving performance was the Fund’s core of shorter-duration corporate and securitized credits. By the beginning of the period global bond markets had experienced the worst effects of the pandemic-fueled shutdowns. This improving optimism was supported by corporations’ ability to refinance debt at considerably lower rates. Underperformance was concentrated in the Fund’s interest-rate positioning. We typically use interest rate derivatives as a mechanism in managing overall portfolio duration – or interest rate sensitivity – including hedging interest rate risk in other parts of the portfolio. We consider the expense associated with these positions as a necessary component of portfolio management. While we maintained a conservative level of duration during the period, the speed at which government bonds sold off in early 2021 tended to punish portfolios with any moderate level of interest rate exposure.

The Fund makes extensive use of derivatives, primarily for managing interest-rate, credit and currency risk. The Fund can also tactically deploy derivatives in an attempt to generate excess returns when it believes the market environment presents the opportunity. During the period, the Fund used options, futures, swaps and forward contracts on currencies. Forward currency contracts are used, in part, to hedge our currency exposure and as a strategy for capitalizing on potential dislocations in the foreign currency market. Overall, the Fund’s use of derivatives detracted from performance during the period.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

The trajectory of interest rates in 2021 has been notable for how rapidly they priced in economic recovery and then, late in the second quarter, the degree to which that view was tempered. Both instances, in our view, are examples of the market getting ahead of itself. We, too, expected rising rates in the wake vaccination approvals, economic reopening and the expansion of fiscal stimulus, but by March, U.S. Treasuries yields had already reached levels we expect to see only at year-end. While the June rally in rates likely reflected inflation being transitory, the unwinding of bearish positions also played a part. In both

Janus Investment Fund	1

Janus Henderson Absolute Return Income Opportunities Fund (unaudited)

cases, we believe the lesson for investors is – in the parlance of the Federal Reserve (Fed) – to act in a “methodical” and “orderly” manner, and not get too far ahead of the data.

Looking forward, the path of neither the economy nor monetary policy is set in stone. Policy makers have a needle to thread. On one hand, forward-looking indicators denote a strengthening economy. On the other, nearly seven million U.S. jobs lost during the pandemic have yet to return. Given the Fed’s prioritization of achieving full employment, and its willingness to allow inflation to run above its 2.0% target to do so, we believe central bank will continue to err on the side of dovishness.

By taking this path, the Fed would prove that it learned from past missteps, such as what led to 2013’s “taper tantrum.” But unlike the Global Financial Crisis, where markets had to sop up an ocean of bad debt, the recovery from the pandemic finds the global economy on relatively solid footing. As such, we believe – again borrowing from Fed vernacular – a “transparent” plan on tapering assets will soon be put forth. Our expectation is that no action will occur before the first quarter of 2022.

Transparency does not mean that policy won’t present surprises. Nine years ago, the median estimate of the long-term policy rate by Fed officials was 4.25%. It presently sits at 2.5%. We believe it may go lower. Driving our expectation are demographic headwinds and the disinflationary effects of technology. Also likely to exert downward pressure is the expansion of government debt. While this inches toward the Rubicon separating monetary and fiscal policy, Fed officials are keenly aware of the harm that would be caused to government finances should the Treasury have to service current debt loads at borrowing costs closer to their historical average.

As is often the case, future U.S. monetary policy will have knock-on effects far from American shores. The management of COVID-19 and its variants have been uneven across geographies. Certain economies are experiencing robust recoveries and others are dealing with rising inflation from surging commodities. In either case, central banks will be loath to raise rates before the Fed out of concern over currency appreciation weighing on exports. Despite the outsized influence of the U.S. central bank, we believe the dispersion in economic recoveries and policy responses creates favorable conditions for a geographically diversified bond portfolio to generate income and preserve capital in an otherwise challenging fixed income environment.

With yields at current levels, only the slightest dip in bond prices can overwhelm coupons, resulting in negative returns. Consequently, we believe duration management will be paramount in the months ahead. Shorter-dated bonds in countries that may feel compelled to raise rates should be treated with caution while higher-yielding, longer-dated securities may remain stable and possibly enjoy a degree of capital appreciation if inflation indeed proves transitory.

Thank you for your investment in the Janus Henderson Absolute Return Income Opportunities Fund.

2	JUNE 30, 2021

Janus Henderson Absolute Return Income Opportunities Fund (unaudited)

Fund At A Glance

June 30, 2021

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	-0.16%	0.12%
Class A Shares MOP	-0.15%	0.12%
Class C Shares**	-0.90%	-0.60%
Class D Shares	0.02%	0.32%
Class I Shares	0.10%	0.37%
Class N Shares	0.04%	0.45%
Class R Shares	-1.14%	-0.29%
Class S Shares	-1.61%	-0.05%
Class T Shares	-0.09%	0.20%
Weighted Average Maturity		2.4 Years
Average Effective Duration***		0.9 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	12.3%
AA	3.7%
A	27.6%
BBB	49.7%
Ba	4.7%
Other	2.0%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	76.3%
Asset-Backed/Commercial Mortgage-Backed Securities	14.4%
Commercial Paper	8.0%
Other	1.3%
100.0%

Emerging markets comprised 11.6% of total net assets.

Janus Investment Fund	3

Janus Henderson Absolute Return Income Opportunities Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2021				Prospectus Expense Ratios
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	1.38%	1.22%	0.98%	1.24%	0.93%
Class A Shares at MOP	-3.44%	0.25%	0.29%
Class C Shares at NAV	0.67%	0.50%	0.25%	2.03%	1.71%
Class C Shares at CDSC	-0.33%	0.50%	0.25%
Class D Shares	1.57%	1.34%	1.07%	1.17%	0.77%
Class I Shares	1.63%	1.45%	1.22%	1.00%	0.70%
Class N Shares	1.58%	1.50%	1.26%	1.06%	0.63%
Class R Shares	0.83%	0.76%	0.52%	2.04%	1.38%
Class S Shares	1.08%	0.98%	0.75%	3.45%	1.14%
Class T Shares	1.47%	1.29%	1.03%	1.20%	0.88%
FTSE 3-Month U.S. Treasury Bill Index	0.08%	1.14%	0.83%
Morningstar Quartile - Class I Shares	4th	4th	4th
Morningstar Ranking - based on total returns for Nontraditional Bond Funds	316/352	277/315	227/264

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2020.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs),

4	JUNE 30, 2021

Janus Henderson Absolute Return Income Opportunities Fund (unaudited)

Performance

non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class R Shares commenced operations on February 6, 2015. Performance shown for periods prior to February 6, 2015, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class R Shares, without the effect of any applicable fee and expense limitations or waivers.

If Class R Shares of the Fund had been available during periods prior to February 6, 2015, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class R Shares reflects the fees and expenses of Class R Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective June 15, 2021, Dylan Bourke, Jason England, Nick Maroutsos and Daniel Siluk are Co-Portfolio Managers of the Fund.

*The Fund’s inception date – May 27, 2014

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	5

Janus Henderson Absolute Return Income Opportunities Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Net Annualized Expense Ratio (1/1/21 - 6/30/21)
Class A Shares	$1,000.00	$999.10	$4.71	$1,000.00	$1,020.08	$4.76	0.95%
Class C Shares	$1,000.00	$995.70	$8.07	$1,000.00	$1,016.71	$8.15	1.63%
Class D Shares	$1,000.00	$1,000.00	$3.77	$1,000.00	$1,021.03	$3.81	0.76%
Class I Shares	$1,000.00	$1,000.30	$3.47	$1,000.00	$1,021.32	$3.51	0.70%
Class N Shares	$1,000.00	$999.50	$3.12	$1,000.00	$1,021.67	$3.16	0.63%
Class R Shares	$1,000.00	$995.90	$6.78	$1,000.00	$1,018.00	$6.85	1.37%
Class S Shares	$1,000.00	$997.10	$5.60	$1,000.00	$1,019.19	$5.66	1.13%
Class T Shares	$1,000.00	$999.50	$4.26	$1,000.00	$1,020.53	$4.31	0.86%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2021

Janus Henderson Absolute Return Income Opportunities Fund

Schedule of Investments

June 30, 2021

Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities– 14.4%
FirstMac Mortgage Funding Trust No 4 Series 1-2018,
30 Day Australian Bank Bill Rate + 1.5000%, 1.5100%, 3/8/49‡	1,497,556	AUD	$1,135,789
La Trobe Financial Capital Markets Trust 2017-2,
30 Day Australian Bank Bill Rate + 1.9000%, 1.9100%, 1/12/49‡	4,443,314	AUD	3,341,890
Liberty Series 2018-1 SME,
30 Day Australian Bank Bill Rate + 2.3500%, 2.3600%, 7/10/50‡	2,842,726	AUD	2,209,591
Liberty Series 2018-3,
30 Day Australian Bank Bill Rate + 2.1000%, 2.1100%, 10/25/50‡	1,082,238	AUD	820,740
Pepper Residential Securities Trust NO 18,
30 Day Australian Bank Bill Rate + 2.1000%, 2.1100%, 8/12/58‡	1,051,339	AUD	796,382
RedZed Trust Series 2018-1,
30 Day Australian Bank Bill Rate + 2.4000%, 2.4100%, 3/9/50‡	3,644,713	AUD	2,772,823
RESIMAC Bastille Trust Series 2017-1NC,
30 Day Australian Bank Bill Rate + 1.8500%, 1.8600%, 12/8/58‡	171,930	AUD	129,546
TORRENS Series 2014-2 Trust,
30 Day Australian Bank Bill Rate + 1.6000%, 1.6100%, 1/12/46‡	1,762,062	AUD	1,342,138
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $11,719,834)			12,548,899
Corporate Bonds– 76.3%
Banking – 23.8%
Australia & New Zealand Banking Group Ltd,
US Treasury Yield Curve Rate 5 Year + 1.2880%, 2.9500%, 7/22/30 (144A)‡	$2,400,000		2,496,840
Bendigo & Adelaide Bank Ltd,
90 Day Australian Bank Bill Rate + 2.4500%, 2.4860%, 11/30/28‡	2,500,000	AUD	1,934,863
Commonwealth Bank of Australia,
ICE LIBOR USD 3 Month + 2.0940%, 3.3750%, 10/20/26‡	1,000,000		1,007,290
DBS Group Holdings Ltd,
90 Day Australian Bank Bill Rate + 1.5800%, 1.6021%, 3/16/28‡	1,300,000	AUD	986,766
Lloyds Banking Group PLC, 3.9000%, 11/23/23	1,620,000	AUD	1,299,461
Macquarie Group Ltd, SOFR + 0.9100%, 1.6290%, 9/23/27 (144A)‡	2,300,000		2,282,535
National Australia Bank Ltd, AUD SWAP 5 YR + 2.4000%, 4.0000%, 9/21/26‡	2,743,000	AUD	2,071,193
National Australia Bank Ltd,
90 Day Australian Bank Bill Rate + 2.4000%, 2.4281%, 9/21/26‡	568,000	AUD	427,795
Oversea-Chinese Banking Corp Ltd, 4.2500%, 6/19/24	2,000,000		2,175,898
Standard Chartered PLC,
US Treasury Yield Curve Rate 1 Year + 0.7800%, 0.9910%, 1/12/25 (144A)‡	750,000		747,640
Standard Chartered PLC,
90 Day Australian Bank Bill Rate + 1.8500%, 1.8800%, 6/28/25‡	320,000	AUD	246,813
Westpac Banking Corp, AUD SWAP 5 YR + 1.9500%, 4.5000%, 3/11/27‡	3,810,000	AUD	2,916,479
Westpac Banking Corp, AUD SWAP 5 YR + 2.6500%, 4.8000%, 6/14/28‡	2,724,000	AUD	2,178,277
			20,771,850
Capital Goods – 3.9%
Ball Corp, 4.0000%, 11/15/23	950,000		1,005,698
Boeing Co, 1.4330%, 2/4/24	1,000,000		1,002,646
Boeing Co, 2.1960%, 2/4/26	500,000		504,779
CNH Industrial Capital Australia Pty Ltd, 2.1000%, 12/12/22	1,120,000	AUD	848,101
			3,361,224
Communications – 3.5%
American Tower Corp, 3.3750%, 5/15/24	950,000		1,016,036
Crown Castle International Corp, 3.1500%, 7/15/23	1,000,000		1,049,823
Crown Castle International Corp, 1.0500%, 7/15/26	1,000,000		976,647
			3,042,506
Consumer Cyclical – 10.0%
Amazon.com Inc, 0.8000%, 6/3/25	1,100,000		1,101,809
eBay Inc, 1.9000%, 3/11/25	800,000		826,794
General Motors Financial Co Inc, 1.0500%, 3/8/24	1,000,000		1,005,735
General Motors Financial Co Inc, 1.5000%, 6/10/26	920,000		913,999
Hyundai Capital America, 0.8750%, 6/14/24 (144A)	1,780,000		1,771,343
Stars Group Holdings BV / Stars Group US Co-Borrower LLC,
7.0000%, 7/15/26 (144A)	500,000		517,520

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Absolute Return Income Opportunities Fund

Schedule of Investments

June 30, 2021

Principal Amounts			Value
Corporate Bonds– (continued)
Consumer Cyclical– (continued)
Volkswagen Financial Services Australia Pty Ltd, 3.3000%, 2/28/22	3,390,000	AUD	$2,586,776
			8,723,976
Consumer Non-Cyclical – 1.7%
Kraft Heinz Foods Co, 3.9500%, 7/15/25	$1,330,000		1,478,504
Electric – 1.5%
ETSA Utilities Finance Pty Ltd,
90 Day Australian Bank Bill Rate + 1.0200%, 1.0560%, 8/29/22‡	1,050,000	AUD	791,140
Florida Power & Light Co,
ICE LIBOR USD 3 Month + 0.3800%, 0.5640%, 7/28/23‡	510,000		510,037
			1,301,177
Finance Companies – 3.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 1.7500%, 1/30/26	350,000		345,893
Air Lease Corp, 1.8750%, 8/15/26	450,000		450,348
Aviation Capital Group LLC, 1.9500%, 1/30/26 (144A)	1,000,000		1,000,270
GE Capital International Funding Co Unlimited Co, 3.3730%, 11/15/25	500,000		545,564
Springleaf Finance Corp, 8.8750%, 6/1/25	850,000		942,387
			3,284,462
Financial Institutions – 1.6%
Liberty Financial Pty Ltd,
90 Day Australian Bank Bill Rate + 2.3500%, 2.3900%, 2/26/24‡	1,900,000	AUD	1,431,993
Government Sponsored – 11.5%
Bank of China Ltd/Macau,
ICE LIBOR USD 3 Month + 0.7500%, 0.9053%, 11/20/21‡	1,150,000		1,151,679
CNOOC Curtis Funding No 1 Pty Ltd, 4.5000%, 10/3/23	2,600,000		2,794,387
DAE Funding LLC, 1.5500%, 8/1/24 (144A)	500,000		498,985
ICBCIL Finance Co Ltd, 3.6500%, 3/5/22	1,500,000		1,524,090
SGSP Australia Assets Pty Ltd, 3.3000%, 4/9/23	800,000		833,613
Sinopec Capital 2013 Ltd, 3.1250%, 4/24/23	3,130,000		3,248,700
			10,051,454
Industrial – 1.0%
Downer Group Finance Pty Ltd, 3.7000%, 4/29/26	1,100,000	AUD	881,633
Insurance – 1.5%
Athene Global Funding, 1.6080%, 6/29/26 (144A)	900,000		900,100
Insurance Australia Group Ltd,
90 Day Australian Bank Bill Rate + 2.1000%, 2.1243%, 6/15/44‡	200,000	AUD	152,211
Insurance Australia Group Ltd,
90 Day Australian Bank Bill Rate + 2.3500%, 2.3743%, 6/15/45‡	350,000	AUD	269,454
			1,321,765
Real Estate Investment Trusts (REITs) – 1.9%
Vicinity Centres Trust, 4.0000%, 4/26/27	1,950,000	AUD	1,610,830
Real Estate Management & Development – 0.8%
QIC Finance Shopping Center Fund Pty Ltd,
90 Day Australian Bank Bill Rate + 1.2700%, 1.3094%, 8/15/25‡	880,000	AUD	663,340
Supranational – 0.5%
Inter-American Development Bank, 5.5000%, 8/23/21	33,100,000	INR	445,698
Technology – 7.7%
Apple Inc, 1.8000%, 9/11/24	1,000,000		1,040,803
Broadcom Inc, 1.9500%, 2/15/28 (144A)	1,170,000		1,169,499
Equinix Inc, 1.2500%, 7/15/25	1,100,000		1,102,638
Hewlett Packard Enterprise Co, 1.4500%, 4/1/24	1,100,000		1,118,717
PayPal Holdings Inc, 1.3500%, 6/1/23	1,110,000		1,129,658
SK Hynix Inc, 1.0000%, 1/19/24 (144A)	920,000		914,811
Square Inc, 2.7500%, 6/1/26 (144A)	195,000		198,413
			6,674,539
Transportation – 1.6%
Sydney Airport Finance Co Pty Ltd, 3.6250%, 4/28/26 (144A)	1,300,000		1,412,910
Total Corporate Bonds (cost $64,258,032)			66,457,861

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2021

Janus Henderson Absolute Return Income Opportunities Fund

Schedule of Investments

June 30, 2021

Principal Amounts		Value
Commercial Paper– 8.0%
AutoNation Inc, 0%, 7/1/21 (Section 4(2))◊	$2,000,000	$1,999,983
Enable Midstream Partners LP, 0%, 7/1/21 (Section 4(2))◊	2,250,000	2,249,981
Energy Transfer Operating LP, 0%, 7/1/21◊	2,250,000	2,249,981
Jabil Inc, 0%, 7/1/21 (Section 4(2))◊	500,000	499,994
Total Commercial Paper (cost $6,999,942)		6,999,939
Total Investments (total cost $82,977,808) – 98.7%		86,006,699
Cash, Receivables and Other Assets, net of Liabilities – 1.3%		1,094,877
Net Assets – 100%		$87,101,576

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Australia	$36,759,396	42.7%
United States	29,762,186	34.6
China	8,718,856	10.1
Singapore	3,162,664	3.7
Germany	2,586,776	3.0
United Kingdom	2,293,914	2.7
South Korea	914,811	1.1
Canada	517,520	0.6
United Arab Emirates	498,985	0.6
Supranational	445,698	0.5
Ireland	345,893	0.4

Total	$86,006,699	100.0%

Schedule of Forward Foreign Currency Exchange Contracts

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Citibank, National Association:
Australian Dollar	8/16/21	1,800,000	$(1,355,692)	$(5,784)
Australian Dollar	8/16/21	(54,400,000)	42,002,566	1,205,347

				1,199,563
Morgan Stanley & Co:
Australian Dollar	8/16/21	6,500,000	(4,905,441)	(30,774)
Total				$1,168,789

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Absolute Return Income Opportunities Fund

Schedule of Investments

June 30, 2021

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
2 Year US Treasury Note	87	10/5/21	$19,167,867	$(36,024)	$2,680
Futures Sold:
10 Year US Treasury Note	53	9/30/21	(7,022,500)	(27,986)	(12,422)
10-Year Australian Bond	16	9/15/21	(1,693,815)	3,849	(1,358)
5 Year US Treasury Note	129	10/5/21	(15,922,430)	55,430	(10,125)
Total - Futures Sold				31,293	(23,905)
Total				$(4,731)	$(21,225)

Schedule of Centrally Cleared Interest Rate Swaps
Payments made by Fund	Payments received by Fund	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
AUD BBR 6M	0.7425% Fixed Rate	Semiannual	6/10/25	7,700,000	AUD	$750	$(45,842)	$(958)
AUD BBR 6M	0.5560% Fixed Rate	Semiannual	7/24/25	11,300,000	AUD	750	(106,228)	(1,275)
0.2160% Fixed Rate	AUD BBR 3M	Quarterly	7/24/23	7,500,000	AUD	750	3,382	(2,227)
Total						$2,250	$(148,688)	$(4,460)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2021.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2021

	Currency Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$1,205,347	$ -	$1,205,347
Variation margin receivable on futures contracts	-	2,680	2,680

Total Asset Derivatives	$1,205,347	$ 2,680	$1,208,027
Liability Derivatives:
Forward foreign currency exchange contracts	$ 36,558	$ -	$ 36,558
Variation margin payable on futures contracts	-	23,905	23,905
Variation margin payable on swaps	-	4,460	4,460

Total Liability Derivatives	$ 36,558	$ 28,365	$ 64,923

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2021

Janus Henderson Absolute Return Income Opportunities Fund

Schedule of Investments

June 30, 2021

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2021.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2021

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ (37,467)	$ (37,467)
Forward foreign currency exchange contracts	(9,873,176)	-	(9,873,176)
Purchased options contracts	-	(28,864)	(28,864)
Swap contracts	-	(468,755)	(468,755)

Total	$(9,873,176)	$ (535,086)	$(10,408,262)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ (8,810)	$ (8,810)
Forward foreign currency exchange contracts	4,431,995	-	4,431,995
Swap contracts	-	(158,496)	(158,496)

Total	$ 4,431,995	$ (167,306)	$ 4,264,689

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended June 30, 2021

Market Value(a)
Forward foreign currency exchange contracts, purchased	$ 7,500,011
Forward foreign currency exchange contracts, sold	61,276,473
Futures contracts, purchased	29,677,169
Futures contracts, sold	12,263,024
Interest rate swaps, pay fixed rate/receive floating rate	(6,594)
Interest rate swaps, receive fixed rate/pay floating rate	(117,413)
Purchased options contracts, call	858

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Schedule of Investments and Other Information

FTSE 3-Month U.S. Treasury Bill Index	FTSE 3-Month U.S. Treasury Bill Index tracks the performance of short-term U.S. government debt securities.

AUD BBR	Australian Bank Bill Swap Rate
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2021 is $13,910,866, which represents 16.0% of net assets.

4(2)

Securities sold under Section 4(2) of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 4(2) securities as of the year ended June 30, 2021 is $4,749,958, which represents 5.5% of net assets.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2021. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

◊	Zero coupon bond.

12	JUNE 30, 2021

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$12,548,899	$-
Corporate Bonds	-	66,457,861	-
Commercial Paper	-	6,999,939	-
Total Investments in Securities	$-	$86,006,699	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	1,205,347	-
Variation Margin Receivable on Futures Contracts	2,680	-	-
Total Assets	$2,680	$87,212,046	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$36,558	$-
Variation Margin Payable on Futures Contracts	23,905	-	-
Variation Margin Payable on Swaps	-	4,460	-
Total Liabilities	$23,905	$41,018	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	13

Janus Henderson Absolute Return Income Opportunities Fund

Statement of Assets and Liabilities

June 30, 2021

See footnotes at the end of the Statement.

Assets:
Investments, at value (cost $82,977,808)	$86,006,699
Cash	163,202
Deposits with brokers for centrally cleared derivatives	158,064
Deposits with brokers for futures	236,419
Forward foreign currency exchange contracts	1,205,347
Cash denominated in foreign currency (cost $384,100)	384,100
Receivable for variation margin on futures contracts	2,680
Non-interested Trustees' deferred compensation	2,148
Receivables:
Fund shares sold	1,050,197
Interest	427,529
Other assets	6,264
Total Assets	89,642,649
Liabilities:
Forward foreign currency exchange contracts	36,558
Payable for variation margin on futures contracts	23,905
Payable for variation margin on swaps	4,460
Payables:	—
Fund shares repurchased	2,246,671
Professional fees	82,585
Advisory fees	25,794
Transfer agent fees and expenses	12,958
12b-1 Distribution and shareholder servicing fees	10,664
Dividends	4,429
Non-interested Trustees' deferred compensation fees	2,148
Custodian fees	2,031
Non-interested Trustees' fees and expenses	378
Affiliated fund administration fees payable	181
Accrued expenses and other payables	88,311
Total Liabilities	2,541,073
Net Assets	$87,101,576

See Notes to Financial Statements.

14	JUNE 30, 2021

Janus Henderson Absolute Return Income Opportunities Fund

Statement of Assets and Liabilities

June 30, 2021

Net Assets Consist of:
Capital (par value and paid-in surplus)	$266,697,532
Total distributable earnings (loss)	(179,595,956)
Total Net Assets	$87,101,576
Net Assets - Class A Shares	$15,299,771
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,696,543
Net Asset Value Per Share(1)	$9.02
Maximum Offering Price Per Share(2)	$9.47
Net Assets - Class C Shares	$8,407,428
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	933,164
Net Asset Value Per Share(1)	$9.01
Net Assets - Class D Shares	$15,928,739
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,764,965
Net Asset Value Per Share	$9.02
Net Assets - Class I Shares	$33,808,223
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,755,679
Net Asset Value Per Share	$9.00
Net Assets - Class N Shares	$1,802,637
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	199,970
Net Asset Value Per Share	$9.01
Net Assets - Class R Shares	$516,313
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	57,233
Net Asset Value Per Share	$9.02
Net Assets - Class S Shares	$229,894
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	25,474
Net Asset Value Per Share	$9.02
Net Assets - Class T Shares	$11,108,571
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,233,239
Net Asset Value Per Share	$9.01

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Absolute Return Income Opportunities Fund

Statement of Operations

For the year ended June 30, 2021

Investment Income:
Interest	$2,089,639
Other income	6,519
Total Investment Income	2,096,158
Expenses:
Advisory fees	645,889
12b-1 Distribution and shareholder servicing fees:
Class A Shares	42,063
Class C Shares	103,352
Class R Shares	2,853
Class S Shares	455
Transfer agent administrative fees and expenses:
Class D Shares	21,379
Class R Shares	1,431
Class S Shares	455
Class T Shares	31,467
Transfer agent networking and omnibus fees:
Class A Shares	9,477
Class C Shares	8,780
Class I Shares	25,232
Other transfer agent fees and expenses:
Class A Shares	1,086
Class C Shares	592
Class D Shares	3,281
Class I Shares	1,555
Class N Shares	82
Class R Shares	9
Class S Shares	8
Class T Shares	195
Registration fees	126,460
Non-affiliated fund administration fees	84,392
Professional fees	58,119
Custodian fees	11,990
Shareholder reports expense	7,459
Affiliated fund administration fees	2,748
Non-interested Trustees’ fees and expenses	1,641
Other expenses	11,310
Total Expenses	1,203,760
Less: Excess Expense Reimbursement and Waivers	(320,818)
Net Expenses	882,942
Net Investment Income/(Loss)	1,213,216

See Notes to Financial Statements.

16	JUNE 30, 2021

Janus Henderson Absolute Return Income Opportunities Fund

Statement of Operations

For the year ended June 30, 2021

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$2,077,390
Purchased options contracts	(28,864)
Forward foreign currency exchange contracts	(9,873,176)
Futures contracts	(37,467)
Swap contracts	(468,755)
Total Net Realized Gain/(Loss) on Investments	(8,330,872)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	4,301,105
Forward foreign currency exchange contracts	4,431,995
Futures contracts	(8,810)
Swap contracts	(158,496)
Total Change in Unrealized Net Appreciation/Depreciation	8,565,794
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,448,138

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Absolute Return Income Opportunities Fund

Statements of Changes in Net Assets

	Year ended June 30, 2021	Year ended June 30, 2020

Operations:
Net investment income/(loss)	$1,213,216	$2,123,919
Net realized gain/(loss) on investments	(8,330,872)	5,959,110
Change in unrealized net appreciation/depreciation	8,565,794	(3,973,565)
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,448,138	4,109,464
Dividends and Distributions to Shareholders:
Class A Shares	(212,636)	(526,375)
Class C Shares	(65,785)	(301,833)
Class D Shares	(269,875)	(327,176)
Class I Shares	(556,100)	(1,260,089)
Class N Shares	(36,745)	(71,239)
Class R Shares	(4,760)	(19,980)
Class S Shares	(1,945)	(3,661)
Class T Shares	(170,620)	(530,882)
Net Decrease from Dividends and Distributions to Shareholders	(1,318,466)	(3,041,235)
Capital Share Transactions:
Class A Shares	(865,652)	(9,432,851)
Class C Shares	(6,008,759)	(4,750,340)
Class D Shares	(3,748,119)	10,139,699
Class I Shares	(3,063,862)	(21,213,315)
Class N Shares	(735,679)	59,019
Class R Shares	(138,631)	(302,273)
Class S Shares	77,125	(8,426)
Class T Shares	(3,911,584)	(9,083,613)
Net Increase/(Decrease) from Capital Share Transactions	(18,395,161)	(34,592,100)
Net Increase/(Decrease) in Net Assets	(18,265,489)	(33,523,871)
Net Assets:
Beginning of period	105,367,065	138,890,936
End of period	$87,101,576	$105,367,065

See Notes to Financial Statements.

18	JUNE 30, 2021

Janus Henderson Absolute Return Income Opportunities Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$9.01	$8.93	$8.88	$9.64	$9.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.17	0.18	0.14	0.19
Net realized and unrealized gain/(loss)	0.02	0.15	0.16	(0.70)	0.14
Total from Investment Operations	0.12	0.32	0.34	(0.56)	0.33
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.24)	(0.29)	(0.20)	(0.38)
Return of capital	—	—	—	—	(0.01)
Total Dividends and Distributions	(0.11)	(0.24)	(0.29)	(0.20)	(0.39)
Net Asset Value, End of Period	$9.02	$9.01	$8.93	$8.88	$9.64
Total Return*	1.38%	3.64%	3.85%	(5.91)%	3.51%
Net Assets, End of Period (in thousands)	$15,300	$16,158	$25,377	$62,043	$123,769
Average Net Assets for the Period (in thousands)	$16,811	$20,287	$42,125	$107,328	$103,307
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.26%	1.24%	1.03%	1.00%	1.01%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	0.98%	0.99%	1.00%	1.01%
Ratio of Net Investment Income/(Loss)	1.16%	1.87%	2.01%	1.43%	1.94%
Portfolio Turnover Rate	47%	11%	170%	119%	145%

Class C Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$9.01	$8.92	$8.88	$9.63	$9.69
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	0.10	0.11	0.07	0.12
Net realized and unrealized gain/(loss)	0.01	0.17	0.15	(0.69)	0.14
Total from Investment Operations	0.05	0.27	0.26	(0.62)	0.26
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.18)	(0.22)	(0.13)	(0.31)
Return of capital	—	—	—	—	(0.01)
Total Dividends and Distributions	(0.05)	(0.18)	(0.22)	(0.13)	(0.32)
Net Asset Value, End of Period	$9.01	$9.01	$8.92	$8.88	$9.63
Total Return*	0.56%	3.03%	2.96%	(6.49)%	2.75%
Net Assets, End of Period (in thousands)	$8,407	$14,388	$18,983	$45,990	$60,913
Average Net Assets for the Period (in thousands)	$11,266	$15,398	$30,267	$58,477	$54,205
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.96%	1.96%	1.81%	1.72%	1.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.64%	1.68%	1.76%	1.72%	1.75%
Ratio of Net Investment Income/(Loss)	0.48%	1.12%	1.22%	0.69%	1.22%
Portfolio Turnover Rate	47%	11%	170%	119%	145%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Absolute Return Income Opportunities Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$9.01	$8.94	$8.89	$9.64	$9.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.16	0.17	0.14	0.19
Net realized and unrealized gain/(loss)	0.02	0.17	0.17	(0.68)	0.15
Total from Investment Operations	0.14	0.33	0.34	(0.54)	0.34
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.26)	(0.29)	(0.21)	(0.39)
Return of capital	—	—	—	—	(0.01)
Total Dividends and Distributions	(0.13)	(0.26)	(0.29)	(0.21)	(0.40)
Net Asset Value, End of Period	$9.02	$9.01	$8.94	$8.89	$9.64
Total Return*	1.57%	3.69%	3.95%	(5.73)%	3.55%
Net Assets, End of Period (in thousands)	$15,929	$19,646	$9,437	$12,526	$16,621
Average Net Assets for the Period (in thousands)	$18,673	$13,252	$10,576	$15,676	$15,427
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.09%	1.17%	1.04%	0.92%	0.97%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.80%	0.90%	0.92%	0.97%
Ratio of Net Investment Income/(Loss)	1.34%	1.84%	1.91%	1.50%	2.01%
Portfolio Turnover Rate	47%	11%	170%	119%	145%

Class I Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$9.00	$8.92	$8.88	$9.64	$9.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.19	0.23	0.16	0.21
Net realized and unrealized gain/(loss)	0.01	0.15	0.12	(0.69)	0.15
Total from Investment Operations	0.14	0.34	0.35	(0.53)	0.36
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.26)	(0.31)	(0.23)	(0.41)
Return of capital	—	—	—	—	(0.01)
Total Dividends and Distributions	(0.14)	(0.26)	(0.31)	(0.23)	(0.42)
Net Asset Value, End of Period	$9.00	$9.00	$8.92	$8.88	$9.64
Total Return*	1.51%	3.88%	3.99%	(5.67)%	3.79%
Net Assets, End of Period (in thousands)	$33,808	$36,831	$57,628	$1,166,188	$1,685,309
Average Net Assets for the Period (in thousands)	$36,932	$43,004	$652,474	$1,704,727	$1,409,826
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.01%	1.00%	0.76%	0.75%	0.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.71%	0.73%	0.74%	0.75%	0.74%
Ratio of Net Investment Income/(Loss)	1.40%	2.09%	2.61%	1.67%	2.22%
Portfolio Turnover Rate	47%	11%	170%	119%	145%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	JUNE 30, 2021

Janus Henderson Absolute Return Income Opportunities Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$9.01	$8.93	$8.89	$9.64	$9.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.19	0.27	0.16	0.22
Net realized and unrealized gain/(loss)	0.01	0.16	0.08	(0.68)	0.14
Total from Investment Operations	0.14	0.35	0.35	(0.52)	0.36
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.27)	(0.31)	(0.23)	(0.41)
Return of capital	—	—	—	—	(0.01)
Total Dividends and Distributions	(0.14)	(0.27)	(0.31)	(0.23)	(0.42)
Net Asset Value, End of Period	$9.01	$9.01	$8.93	$8.89	$9.64
Total Return*	1.58%	3.94%	4.00%	(5.51)%	3.82%
Net Assets, End of Period (in thousands)	$1,803	$2,534	$2,454	$78,752	$5,444
Average Net Assets for the Period (in thousands)	$2,330	$2,426	$7,437	$31,271	$5,122
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.06%	1.06%	0.62%	0.66%	0.71%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.64%	0.67%	0.57%	0.66%	0.71%
Ratio of Net Investment Income/(Loss)	1.47%	2.10%	2.79%	1.80%	2.25%
Portfolio Turnover Rate	47%	11%	170%	119%	145%

Class R Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$9.02	$8.94	$8.89	$9.64	$9.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.13	0.11	0.09	0.14
Net realized and unrealized gain/(loss)	—(2)	0.15	0.18	(0.69)	0.15
Total from Investment Operations	0.07	0.28	0.29	(0.60)	0.29
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.20)	(0.24)	(0.15)	(0.34)
Return of capital	—	—	—	—	(0.01)
Total Dividends and Distributions	(0.07)	(0.20)	(0.24)	(0.15)	(0.35)
Net Asset Value, End of Period	$9.02	$9.02	$8.94	$8.89	$9.64
Total Return*	0.83%	3.17%	3.37%	(6.28)%	3.05%
Net Assets, End of Period (in thousands)	$516	$654	$950	$959	$551
Average Net Assets for the Period (in thousands)	$573	$862	$949	$836	$343
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.20%	2.04%	1.80%	1.52%	1.47%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.39%	1.42%	1.46%	1.52%	1.47%
Ratio of Net Investment Income/(Loss)	0.73%	1.40%	1.27%	0.91%	1.42%
Portfolio Turnover Rate	47%	11%	170%	119%	145%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

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Janus Henderson Absolute Return Income Opportunities Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$9.02	$8.94	$8.89	$9.63	$9.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.09	0.15	0.18	0.11	0.17
Net realized and unrealized gain/(loss)	0.01	0.15	0.13	(0.69)	0.14
Total from Investment Operations	0.10	0.30	0.31	(0.58)	0.31
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.22)	(0.26)	(0.16)	(0.37)
Return of capital	—	—	—	—	(0.01)
Total Dividends and Distributions	(0.10)	(0.22)	(0.26)	(0.16)	(0.38)
Net Asset Value, End of Period	$9.02	$9.02	$8.94	$8.89	$9.63
Total Return*	1.08%	3.44%	3.58%	(6.08)%	3.24%
Net Assets, End of Period (in thousands)	$230	$153	$160	$1,500	$1,071
Average Net Assets for the Period (in thousands)	$182	$149	$1,251	$949	$716
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.07%	3.45%	1.48%	1.26%	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.14%	1.16%	1.29%	1.22%	1.17%
Ratio of Net Investment Income/(Loss)	0.96%	1.62%	1.97%	1.17%	1.75%
Portfolio Turnover Rate	47%	11%	170%	119%	145%

Class T Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$9.01	$8.92	$8.88	$9.63	$9.69
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.17	0.19	0.14	0.19
Net realized and unrealized gain/(loss)	0.01	0.17	0.14	(0.68)	0.15
Total from Investment Operations	0.12	0.34	0.33	(0.54)	0.34
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.25)	(0.29)	(0.21)	(0.39)
Return of capital	—	—	—	—	(0.01)
Total Dividends and Distributions	(0.12)	(0.25)	(0.29)	(0.21)	(0.40)
Net Asset Value, End of Period	$9.01	$9.01	$8.92	$8.88	$9.63
Total Return*	1.36%	3.82%	3.78%	(5.73)%	3.58%
Net Assets, End of Period (in thousands)	$11,109	$15,003	$23,902	$111,015	$217,138
Average Net Assets for the Period (in thousands)	$12,601	$19,046	$51,775	$193,808	$193,689
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.20%	1.20%	0.98%	0.93%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.91%	0.93%	0.92%	0.94%
Ratio of Net Investment Income/(Loss)	1.25%	1.92%	2.13%	1.49%	2.02%
Portfolio Turnover Rate	47%	11%	170%	119%	145%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

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Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Absolute Return Income Opportunities Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to maximize total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson

Janus Investment Fund	23

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

24	JUNE 30, 2021

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Janus Investment Fund	25

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2021 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the

26	JUNE 30, 2021

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign

Janus Investment Fund	27

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

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Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable).

Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the year, the Fund purchased call options on bond futures in order to increase interest rate risk exposure where reducing this exposure via other markets such as the cash bond market was less attractive.

There were no purchased options held at June 30, 2021.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements

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Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, inflation swaps and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations. Interest rate swaps are generally entered into on a net basis. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

During the year, the Fund entered into interest rate swaps paying a fixed interest rate and receiving a floating interest rate in order to decrease interest rate risk (duration) exposure. As interest rates rise, the Fund benefits by receiving a higher expected future floating rate, while paying a fixed rate that has not increased.

During the year, the Fund entered into interest rate swaps paying a floating interest rate and receiving a fixed interest rate in order to increase interest rate risk (duration) exposure. As interest rates fall, the Fund benefits by paying a lower future floating rate, while receiving a fixed rate that has not decreased.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

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Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

LIBOR Replacement Risk

The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (LIBOR) as a reference rate for various rate calculations. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (SOFR), that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. However, global consensus on alternative rates is lacking. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could adversely impact (i) volatility and liquidity in markets that are tied to LIBOR, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or changes to other interest rates may adversely affect the Fund’s performance and/or net asset value. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. Markets are slowly developing in response to these new rates. Uncertainty regarding the process for amending existing contracts or instruments to transition away from LIBOR remains a concern for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary depending, among other things, on (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry

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Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Geographic Investment Risk

To the extent the Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This can be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

32	JUNE 30, 2021

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2021” table located in the Fund’s Schedule of Investments.

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Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Citibank, National Association	$1,205,347	$(5,784)	$—	$1,199,563

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Citibank, National Association	$5,784	$(5,784)	$—	$—
Morgan Stanley & Co	30,774	—	—	30,774

Total	$36,558	$(5,784)	$—	$30,774
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.65
Next $2 Billion	0.62
Over $3 Billion	0.60

The Fund’s actual investment advisory fee rate for the reporting period was 0.65% of average annual net assets before any applicable waivers.

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliate, Kapstream Capital Pty Limited (Australia) ("Kapstream"), pursuant to which certain employees of Kapstream may also serve as employees or as "associated persons" of Janus Capital. In this capacity, employees of Kapstream are subject to the oversight and

34	JUNE 30, 2021

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital. The responsibilities of both Janus Capital and Kapstream under the participating affiliate arrangement are documented in a memorandum of understanding between the two entities.

Janus Capital has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.63% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Investment Fund	35

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $357,443 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $559,325 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2021.

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Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2021, Janus Henderson Distributors retained upfront sales charges of $924.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2021.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2021, redeeming shareholders of Class C Shares paid CDSCs of $172.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2021, the Fund engaged in cross trades amounting to $4,167,825 in purchases and $31,954,681 in sales, resulting in a net realized gain of $1,216,267. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 629,603	$ -	$(182,992,759)	$ -	$ -	$ (146,991)	$ 2,914,191

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2021, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2021
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(82,162,688)	$(100,830,071)	$ (182,992,759)

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Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 83,092,508	$ 3,061,786	$ (147,595)	$ 2,914,191

Information on the tax components of derivatives as of June 30, 2021 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,162,459	$ 3,849	$ (148,688)	$ (144,839)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,318,466	$ -	$ -	$ -

For the year ended June 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 3,041,235	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 1,275,008	$ (1,275,008)

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Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2021		Year ended June 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	752,731	$ 6,813,389	274,917	$ 2,463,124
Reinvested dividends and distributions	20,554	185,997	43,732	391,616
Shares repurchased	(869,367)	(7,865,038)	(1,367,440)	(12,287,591)
Net Increase/(Decrease)	(96,082)	$ (865,652)	(1,048,791)	$ (9,432,851)
Class C Shares:
Shares sold	44,552	$ 402,804	271,932	$ 2,437,483
Reinvested dividends and distributions	6,670	60,313	30,383	271,797
Shares repurchased	(715,693)	(6,471,876)	(831,985)	(7,459,620)
Net Increase/(Decrease)	(664,471)	$ (6,008,759)	(529,670)	$ (4,750,340)
Class D Shares:
Shares sold	800,876	$ 7,248,725	2,352,336	$ 21,165,321
Reinvested dividends and distributions	28,521	258,132	33,907	303,888
Shares repurchased	(1,243,723)	(11,254,976)	(1,263,119)	(11,329,510)
Net Increase/(Decrease)	(414,326)	$ (3,748,119)	1,123,124	$ 10,139,699
Class I Shares:
Shares sold	1,578,312	$14,262,153	718,864	$ 6,445,380
Reinvested dividends and distributions	60,013	542,482	137,661	1,232,379
Shares repurchased	(1,975,961)	(17,868,497)	(3,221,475)	(28,891,074)
Net Increase/(Decrease)	(337,636)	$ (3,063,862)	(2,364,950)	$(21,213,315)
Class N Shares:
Shares sold	46,940	$ 424,188	92,111	$ 827,109
Reinvested dividends and distributions	4,063	36,745	7,951	71,198
Shares repurchased	(132,349)	(1,196,612)	(93,587)	(839,288)
Net Increase/(Decrease)	(81,346)	$ (735,679)	6,475	$ 59,019
Class R Shares:
Shares sold	18,145	$ 164,138	10,517	$ 94,340
Reinvested dividends and distributions	526	4,760	2,230	19,980
Shares repurchased	(33,964)	(307,529)	(46,495)	(416,593)
Net Increase/(Decrease)	(15,293)	$ (138,631)	(33,748)	$ (302,273)
Class S Shares:
Shares sold	12,601	$ 114,027	10,984	$ 98,727
Reinvested dividends and distributions	215	1,945	405	3,632
Shares repurchased	(4,286)	(38,847)	(12,324)	(110,785)
Net Increase/(Decrease)	8,530	$ 77,125	(935)	$ (8,426)
Class T Shares:
Shares sold	100,885	$ 912,097	197,970	$ 1,772,517
Reinvested dividends and distributions	18,015	162,879	57,517	514,870
Shares repurchased	(551,578)	(4,986,560)	(1,267,926)	(11,371,000)
Net Increase/(Decrease)	(432,678)	$ (3,911,584)	(1,012,439)	$ (9,083,613)

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$41,746,827	$ 57,463,294	$ -	$ -

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Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Absolute Return Income Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Absolute Return Income Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Absolute Return Income Opportunities Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2021, the related statement of operations for the year ended June 30, 2021, the statements of changes in net assets for each of the two years in the period ended June 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2021 and the financial highlights for each of the five years in the period ended June 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 20, 2021

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

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Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

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Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

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Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

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Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

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Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Capital Management LLC, the Fund’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”).

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the annual period ended June 30, 2021, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2020 through December 31, 2020 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Fund was able to meet redemptions during the normal course of business during the Reporting Period, and discussed the additional actions that the Liquidity Risk Working Group took during the period of market volatility in the spring of 2020 to monitor the Fund’s liquidity. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, taking into account the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2021. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	55

Janus Henderson Absolute Return Income Opportunities Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

56	JUNE 30, 2021

Janus Henderson Absolute Return Income Opportunities Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2021:

Section 163(j) Interest Dividend	62%

Janus Investment Fund	57

Janus Henderson Absolute Return Income Opportunities Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 51 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

58	JUNE 30, 2021

Janus Henderson Absolute Return Income Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present

Independent Consultant (since 2019) and Chief Operating Officer, muun chi LLC (organic food business) (since 2020). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

51

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

Janus Investment Fund	59

Janus Henderson Absolute Return Income Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	51

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

60	JUNE 30, 2021

Janus Henderson Absolute Return Income Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	51

Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	61

Janus Henderson Absolute Return Income Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	51	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	51

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

62	JUNE 30, 2021

Janus Henderson Absolute Return Income Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	51

Director of Family Service of Lake County (since 2019). Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	51

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), and Director of Walmart (until 2017).

Janus Investment Fund	63

Janus Henderson Absolute Return Income Opportunities Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Dylan Bourke 151 Detroit Street Denver, CO 80206 DOB: 1987	Executive Vice President and Co-Portfolio Manager Janus Henderson Absolute Return Income Opportunities Fund	6/21-Present	Portfolio Manager for other Janus Henderson accounts.
Jason England 151 Detroit Street Denver, CO 80206 DOB: 1969	Executive Vice President and Co-Portfolio Manager Janus Henderson Absolute Return Income Opportunities Fund	6/19-Present	Portfolio Manager for other Janus Henderson accounts. Formerly, senior vice president and portfolio manager at Pacific Investment Management Company (1994-2015).
Nick Maroutsos 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson Absolute Return Income Opportunities Fund	2/19-Present	Head of Global Bonds of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Founder and Managing Director at Kapstream Capital (2006-Present).
Daniel Siluk 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Absolute Return Income Opportunities Fund	6/21-Present	Portfolio Manager for other Janus Henderson accounts.

64	JUNE 30, 2021

Janus Henderson Absolute Return Income Opportunities Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President and Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Management LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

Janus Investment Fund	65

Janus Henderson Absolute Return Income Opportunities Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Capital Management LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017-September 2017), Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Services LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

66	JUNE 30, 2021

Janus Henderson Absolute Return Income Opportunities Fund

Notes

NotesPage1

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Janus Henderson Absolute Return Income Opportunities Fund

Notes

NotesPage2

68	JUNE 30, 2021

Janus Henderson Absolute Return Income Opportunities Fund

Notes

NotesPage3

Janus Investment Fund	69

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93024 08-21

ANNUAL REPORT June 30, 2021

Janus Henderson Adaptive Global Allocation Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Adaptive Global Allocation Fund

Janus Henderson Adaptive Global Allocation Fund (unaudited)

FUND SNAPSHOT

 This global allocation fund seeks to provide investors total return by dynamically allocating its assets across a portfolio of global equity, fixed income and, at times, commodities investments, which may involve the use of derivatives. The Fund is designed to actively adapt based on forward-looking views on extreme market movements, both positive and negative, with the goal of minimizing the risk of significant loss in a major downturn while participating in the growth potential of capital markets.

Ashwin Alankar portfolio manager

PERFORMANCE OVERVIEW

Janus Henderson Adaptive Global Allocation Fund Class I Shares returned 25.05% for the 12-month period ended June 30, 2021. This compares with a return of 39.27% for its primary benchmark, the MSCI All Country World IndexSM. The Fund’s secondary benchmark, the Adaptive Global Allocation 60/40 Index (Hedged), an internally calculated index comprised of the MSCI All Country World Index (60%) and the Bloomberg Barclays Global Aggregate Bond Index (USD Hedged) (40%), returned 22.41%. Its tertiary benchmark, the Bloomberg Barclays Global Aggregate Bond Index (USD Hedged), returned 0.08%.

MARKET ENVIRONMENT

Global financial markets rallied during the period, first on the back of extraordinary policy initiatives aimed at dampening the worst effects from the COVID-19 pandemic on the world’s economy, and then on growing optimism that vaccines would gain approval and become widely available. While riskier assets maintained an upward trajectory throughout, safer government bonds gave back some of their gains during the winter as investors began to price in more durable economic growth and – with it – inflation. As consensus coalesced around inflation being transitory, the bond sell-off reversed. The rally in riskier assets, meanwhile, continued with global equities finishing the period near record highs.

PERFORMANCE DISCUSSION

For the period, the Fund outperformed its secondary – 60% equity, 40% bond – benchmark. Outperformance stemmed from the portfolio’s positioning to profit from the post-lockdown bull market as governments and central banks unleashed fiscal and monetary stimulus of historic magnitudes to cushion against potential permanent economic damage.

The Fund’s investment process focuses on actively managing risk to improve the compounding process beyond its static, secondary benchmark. This active risk management includes both the goal to mitigate downside losses as well as mitigate the risk of missing out on large gains. During the period, the key risk for capital markets was the latter. Our investment process successfully identified this development and increased risk taking in the Fund. As a result, our proprietary signals led the Fund to not only overweight its equity exposure relative to its secondary, 60%/40% benchmark. but also expose the Fund to more cyclical sectors benefiting from economic reopening.

At the same time, our signals reflected poor attractiveness to fixed income for most of the period. As a result, the Fund was underweight duration relative to the secondary benchmark. This underweight helped cushion against the large sell-off in fixed income during first quarter of 2021.

Our proprietary technology garners information constantly from the options markets, and we view their implied estimates of tail risk as robust and reliable indicators of future risk. The strategy sees these indicators as extremely useful in dynamically managing the risk of an investment in order to enhance compound returns, particularly amid structural bear or bull markets. However, at times of rapid mean reversion, the dynamic risk management of the strategy can turn out to be costly as a result of our use of momentum signals that serve as a ballast seeking to protects against large losses. We are willing to pay this cost because, over time, the expected gains from a risk-managed approach are much more significant.

During the period, with the aim of hedging certain exposures, the Fund used a series of derivative instruments including options, futures, swaps and forward exchange contracts. Since many of the derivatives we use,

Janus Investment Fund	1

Janus Henderson Adaptive Global Allocation Fund (unaudited)

namely futures and certain options, are liquid, the Fund utilizes them as low-cost instruments to dynamically adjust exposures and manage risk levels to desired targets. Other derivatives, including swaps and forward contracts, are also used to adjust portfolio exposures as conditions merit in a timely and/or cost-effective manner. This may lead to short positions in futures when exposures need to be adjusted downward. For the period, the Fund’s use of derivatives detracted from performance.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

Despite the smooth sailing of the capital markets since the start of 2021, we were surprised by the many gyrations underneath the surface. These were a reflection of the battle between the market and the Federal Reserve (Fed) on the future course of inflation and growth and whether the time is coming for liquidity conditions to normalize and the central bank to step back. While the tug-of-war continues, the capital markets have sided with the Fed – for now.

We continue to believe that the economy is on better footing than the Fed believes, and that economic activity will continue to make solid progress. Hence, stimulus for too long could fuel inflation. Should economic progress continue, and the Fed revises its growth expectations, you likely will see a withdrawal of stimulus even without rising inflation; this would lead to a rise in real rates.

We believe that a return to the office and school will accelerate economic activity.

But with this development comes the risk that governments begin to withdraw stimulus and interest rates begin to rise. So good news may in fact be bad news for asset prices whose valuations have soared as accommodation exceeded anything the government did during the Global Financial Crisis.

Our risk-taking level is moderately above expected average levels for this portfolio. But to hedge the risk of tighter policy, our positions include lower duration equities and holding below-average levels of duration in bonds.

Thank you for investing in Janus Henderson Adaptive Global Allocation Fund.

2	JUNE 30, 2021

Janus Henderson Adaptive Global Allocation Fund (unaudited)

Fund At A Glance

June 30, 2021

5 Largest Equity Holdings - (% of Net Assets)
Vanguard FTSE All-World ex-US
Exchange-Traded Funds (ETFs)	9.4%
Vanguard Total International Bond
Exchange-Traded Funds (ETFs)	6.7%
Invesco QQQ Trust Series 1
Exchange-Traded Funds (ETFs)	4.4%
Vanguard FTSE Europe
Exchange-Traded Funds (ETFs)	3.7%
Vanguard FTSE Pacific
Exchange-Traded Funds (ETFs)	3.4%
27.6%

Asset Allocation - (% of Net Assets)
Investment Companies	57.3%
Common Stocks	36.1%
Investments Purchased with Cash Collateral from Securities Lending	18.3%
Commercial Paper	1.5%
Other	(13.2)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2021	As of June 30, 2020

Janus Investment Fund	3

Janus Henderson Adaptive Global Allocation Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2021				Prospectus Expense Ratios
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	24.90%	8.47%	6.10%	1.86%	1.10%
Class A Shares at MOP	17.68%	7.19%	5.06%
Class C Shares at NAV	25.01%	8.09%	5.67%	2.56%	1.78%
Class C Shares at CDSC	24.01%	8.09%	5.67%
Class D Shares	25.11%	8.64%	6.24%	1.63%	0.88%
Class I Shares	25.05%	8.73%	6.36%	1.23%	0.82%
Class N Shares	25.22%	8.78%	6.41%	1.34%	0.75%
Class S Shares	25.08%	8.51%	6.11%	2.08%	1.25%
Class T Shares	24.91%	8.55%	6.19%	1.81%	1.00%
MSCI All Country World Index	39.27%	14.61%	10.70%
Adaptive Global Allocation 60/40 Index (Hedged)	22.41%	10.10%	8.15%
Bloomberg Barclays Global Aggregate Bond Index (USD Hedged)	0.08%	2.98%	3.73%
Morningstar Quartile - Class I Shares	3rd	2nd	2nd
Morningstar Ranking - based on total returns for World Allocation Funds	235/468	151/419	172/404

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

4	JUNE 30, 2021

Janus Henderson Adaptive Global Allocation Fund (unaudited)

Performance

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2020.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

There is a risk that the Fund’s investments will correlate with stocks and bonds to a greater degree than anticipated, and the investment process may not achieve the desired results. The Fund may underperform during up markets and be negatively affected in down markets. Diversification does not assure a profit or eliminate the risk of loss.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – June 23, 2015

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	5

Janus Henderson Adaptive Global Allocation Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Net Annualized Expense Ratio (1/1/21 - 6/30/21)
Class A Shares	$1,000.00	$1,068.50	$4.41	$1,000.00	$1,020.53	$4.31	0.86%
Class C Shares	$1,000.00	$1,067.60	$5.23	$1,000.00	$1,019.74	$5.11	1.02%
Class D Shares	$1,000.00	$1,069.00	$4.05	$1,000.00	$1,020.88	$3.96	0.79%
Class I Shares	$1,000.00	$1,070.00	$3.34	$1,000.00	$1,021.57	$3.26	0.65%
Class N Shares	$1,000.00	$1,069.80	$3.39	$1,000.00	$1,021.52	$3.31	0.66%
Class S Shares	$1,000.00	$1,069.10	$4.05	$1,000.00	$1,020.88	$3.96	0.79%
Class T Shares	$1,000.00	$1,068.20	$4.62	$1,000.00	$1,020.33	$4.51	0.90%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2021

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Common Stocks– 36.1%
Aerospace & Defense – 0.7%
Huntington Ingalls Industries Inc	960	$202,321
Lockheed Martin Corp	542	205,066
		407,387
Airlines – 0.4%
Delta Air Lines Inc*	4,453	192,637
Southwest Airlines Co*	1,030	54,683
		247,320
Auto Components – 0.5%
Magna International Inc	3,178	294,410
Automobiles – 0.4%
General Motors Co*	4,049	239,579
Banks – 1.2%
Bank of Montreal	1,983	203,376
Bank of Nova Scotia	3,135	203,994
Canadian Imperial Bank of Commerce	1,751	199,369
US Bancorp	1,481	84,373
		691,112
Beverages – 0.2%
Coca-Cola Co	1,894	102,484
Biotechnology – 0.9%
Alexion Pharmaceuticals Inc*	1,170	214,941
BioMarin Pharmaceutical Inc*	2,642	220,448
BioNTech SE*	334	74,776
		510,165
Building Products – 0.4%
Carrier Global Corp	4,462	216,853
Capital Markets – 1.9%
Ares Capital Corp	10,719	209,985
Bank of New York Mellon Corp	4,065	208,250
Carlyle Group Inc/The	4,763	221,384
Goldman Sachs Group Inc	107	40,610
KKR & Co Inc	3,673	217,589
S&P Global Inc	543	222,874
		1,120,692
Chemicals – 0.7%
Corteva Inc	4,606	204,276
FMC Corp	1,778	192,380
		396,656
Commercial Services & Supplies – 0.4%
Waste Management Inc	1,486	208,203
Construction & Engineering – 0.3%
AECOM*	3,268	206,930
Consumer Finance – 0.1%
American Express Co	320	52,874
Containers & Packaging – 0.3%
Amcor PLC	17,680	202,613
Diversified Consumer Services – 0.4%
Service Corp International/US	3,935	210,877
Diversified Telecommunication Services – 0.3%
AT&T Inc	7,133	205,288
Electric Utilities – 1.5%
American Electric Power Co Inc	1,229	103,961
Entergy Corp	1,987	198,104
Evergy Inc	3,342	201,957
FirstEnergy Corp	5,505	204,841
PPL Corp	7,261	203,090
		911,953
Electrical Equipment – 1.1%
Abb Ltd (ADR)	6,048	205,552

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Electrical Equipment– (continued)
Eaton Corp PLC	1,431	$212,046
Emerson Electric Co	2,164	208,263
		625,861
Electronic Equipment, Instruments & Components – 0.3%
Corning Inc	4,941	202,087
Entertainment – 2.8%
Netflix Inc*	135	71,308
Walt Disney Co*	3,400	597,618
World Wrestling Entertainment Inc	17,099	989,861
		1,658,787
Equity Real Estate Investment Trusts (REITs) – 1.7%
Healthpeak Properties Inc	3,082	102,600
Medical Properties Trust Inc	9,944	199,874
Omega Healthcare Investors Inc	5,629	204,276
Public Storage	717	215,595
VICI Properties Inc	6,577	204,019
WP Carey Inc	1,355	101,110
		1,027,474
Food & Staples Retailing – 0.3%
Walmart Inc	1,117	157,519
Food Products – 0.8%
Archer-Daniels-Midland Co	3,166	191,860
Campbell Soup Co	2,185	99,614
Hershey Co	1,204	209,713
		501,187
Health Care Equipment & Supplies – 1.1%
ResMed Inc	963	237,399
Stryker Corp	806	209,342
Zimmer Biomet Holdings Inc	1,258	202,312
		649,053
Health Care Providers & Services – 0.4%
Quest Diagnostics Inc	1,620	213,791
Hotels, Restaurants & Leisure – 3.0%
Caesars Entertainment Inc*	1,443	149,711
Carnival Corp*	7,603	200,415
Las Vegas Sands Corp*	11,322	596,556
McDonald's Corp	890	205,581
MGM Resorts International	5,856	249,758
Norwegian Cruise Line Holdings Ltd*	13,206	388,388
		1,790,409
Household Durables – 1.3%
Garmin Ltd	1,460	211,174
Hovnanian Enterprises Inc - Class A*	346	36,776
Leggett & Platt Inc	3,876	200,816
Lennar Corp	121	12,021
Newell Brands Inc	7,452	204,706
Roku Inc*	267	122,620
		788,113
Household Products – 0.5%
Colgate-Palmolive Co	2,527	205,571
Kimberly-Clark Corp	801	107,158
		312,729
Information Technology Services – 0.7%
Global Payments Inc	1,071	200,855
Western Union Co	8,549	196,371
		397,226
Insurance – 1.3%
Cincinnati Financial Corp	1,732	201,986

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2021

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Insurance– (continued)
Fidelity National Financial Inc	4,470	$194,266
MetLife Inc	3,248	194,393
Prudential Financial Inc	1,973	202,173
		792,818
Interactive Media & Services – 0.8%
Alphabet Inc - Class C*	25	62,658
Facebook Inc*	1,138	395,694
		458,352
Internet & Direct Marketing Retail – 0.3%
Amazon.com Inc*	48	165,128
Machinery – 1.1%
Dover Corp	1,388	209,033
Illinois Tool Works Inc	904	202,098
Otis Worldwide Corp	2,617	213,992
		625,123
Media – 0.3%
Altice USA Inc*	5,919	202,075
Metals & Mining – 0.3%
Newmont Goldcorp Corp	2,985	189,189
Mortgage Real Estate Investment Trusts (REITs) – 0.2%
Starwood Property Trust Inc	4,048	105,936
Multi-Utilities – 0.3%
Consolidated Edison Inc	1,365	97,898
WEC Energy Group Inc	1,127	100,247
		198,145
Oil, Gas & Consumable Fuels – 0.5%
Magellan Midstream Partners LP	4,104	200,727
TC Energy Corp	1,499	74,188
TC Energy Corpž	681	33,723
		308,638
Pharmaceuticals – 0.5%
Sanofi (ADR)	1,977	104,109
Takeda Pharmaceutical Co Ltd (ADR)	12,462	209,735
		313,844
Road & Rail – 1.0%
CSX Corp	6,291	201,815
Knight-Swift Transportation Holdings Inc	4,389	199,524
Norfolk Southern Corp	751	199,323
		600,662
Semiconductor & Semiconductor Equipment – 0.3%
NVIDIA Corp	209	167,221
Software – 0.5%
Microsoft Corp	251	67,996
Proofpoint Inc*	1,201	208,686
		276,682
Specialty Retail – 0.4%
AutoZone Inc*	25	37,306
TJX Cos Inc	3,141	211,766
		249,072
Technology Hardware, Storage & Peripherals – 0.8%
Apple Inc	3,438	470,869
Textiles, Apparel & Luxury Goods – 2.5%
NIKE Inc	8,009	1,237,310
VF Corp	2,596	212,976
		1,450,286
Tobacco – 0.4%
Philip Morris International Inc	2,120	210,113
Total Common Stocks (cost $19,586,033)		21,333,785

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Investment Companies– 57.3%
Exchange-Traded Funds (ETFs) – 57.3%
Energy Select Sector SPDR Fund	7,984	$430,098
Financial Select Sector SPDR Fund	6,182	226,818
Industrial Select Sector SPDR Fund#	2,427	248,525
Invesco QQQ Trust Series 1	7,400	2,622,782
iShares 20+ Year Treasury Bond#	12,437	1,795,281
iShares 7-10 Year Treasury Bond	12,158	1,404,127
iShares Agency Bond#	7,777	920,641
iShares iBoxx $ Investment Grade Corporate Bond#	13,122	1,763,072
iShares MSCI Canada	5,276	196,637
iShares MSCI Hong Kong#	9,323	249,111
Materials Select Sector SPDR Fund#	7,720	635,433
Nomura - TOPIX	62,239	1,143,028
SPDR S&P Homebuilders#	704	51,561
Technology Select Sector SPDR Fund	1,580	233,303
Vanguard FTSE All-World ex-US	87,622	5,554,359
Vanguard FTSE Emerging Markets#	36,887	2,003,333
Vanguard FTSE Europe	32,186	2,164,830
Vanguard FTSE Pacific#	24,640	2,028,118
Vanguard Growth	2,999	860,143
Vanguard Health Care#	478	118,128
Vanguard High Dividend Yield#	3,767	394,669
Vanguard Industrials Index Fund#	918	180,341
Vanguard International High Dividend Yield#	10,512	714,606
Vanguard Mid-Cap	4,217	1,000,905
Vanguard Mortgage-Backed Securities	19,993	1,067,026
Vanguard S&P 500	545	214,468
Vanguard Small-Cap	5,994	1,350,328
Vanguard Total International Bond#	69,400	3,962,740
WisdomTree Japan Hedged Equity Fund#	1,878	114,596
Xtrackers Harvest CSI 300 China A-Shares Fund#	4,639	188,065
Total Investment Companies (cost $31,814,832)		33,837,072
Commercial Paper– 1.5%
CNPC Finance HK Ltd, 0%, 7/7/21 (144A)◊((cost $899,960)	$900,000	899,988
Investments Purchased with Cash Collateral from Securities Lending– 18.3%
Investment Companies – 14.7%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº,£	8,672,122	8,672,122
Time Deposits – 3.6%
Royal Bank of Canada, 0.0500%, 7/1/21	$2,168,030	2,168,030
Total Investments Purchased with Cash Collateral from Securities Lending (cost $10,840,152)		10,840,152
Total Investments (total cost $63,140,977) – 113.2%		66,910,997
Liabilities, net of Cash, Receivables and Other Assets – (13.2)%		(7,792,964)
Net Assets – 100%		$59,118,033

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2021

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2021

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$62,516,340	93.4%
Japan	1,467,359	2.2
Canada	1,205,697	1.8
China	1,088,053	1.6
Hong Kong	249,111	0.4
Switzerland	205,552	0.3
France	104,109	0.2
Germany	74,776	0.1

Total	$66,910,997	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/21
Investments Purchased with Cash Collateral from Securities Lending - 14.7%
Investment Companies - 14.7%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	$46,758∆	$-	$-	$8,672,122

	Value at 6/30/20	Purchases	Sales Proceeds	Value at 6/30/21
Investments Purchased with Cash Collateral from Securities Lending - 14.7%
Investment Companies - 14.7%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	4,872,468	136,092,483	(132,292,829)	8,672,122

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2021

Schedule of Forward Foreign Currency Exchange Contracts

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
HSBC Securities (USA), Inc.:
Australian Dollar	8/5/21	(93,597)	$72,457	$2,266
British Pound	8/5/21	(73,000)	103,134	2,160
Euro	8/5/21	(399,042)	488,926	15,466
Japanese Yen	8/5/21	(66,734,000)	612,790	11,826

				31,718
State Street:
Australian Dollar	8/5/21	93,597	(72,541)	(2,350)
Euro	8/5/21	399,042	(489,028)	(15,568)

				(17,918)
Total				$13,800

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
TOPIX Index	9	9/10/21	$1,574,271	$(13,182)	$(2,836)
Futures Sold:
10 Year US Treasury Note	5	9/30/21	(662,500)	(4,531)	(1,172)
5 Year US Treasury Note	2	10/5/21	(246,859)	406	(125)
S&P 500 E-Mini	16	9/17/21	(3,430,800)	(34,640)	(5,400)
Total - Futures Sold				(38,765)	(6,697)
Total				$(51,947)	$(9,533)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2021

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2021

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2021.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2021

	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$ 31,718	$ -	$ -	$31,718

Liability Derivatives:
Forward foreign currency exchange contracts	$ 17,918	$ -	$ -	$17,918
Variation margin payable on futures contracts	-	8,236	1,297	9,533

Total Liability Derivatives	$ 17,918	$ 8,236	$ 1,297	$27,451

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2021.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2021

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$ 44,115	$(1,920,838)	$ (726,227)	$(2,602,950)
Forward foreign currency exchange contracts	19,484	-	-	19,484
Purchased options contracts	-	194,487	-	194,487
Written options contracts	-	532,100	-	532,100

Total	$ 63,599	$(1,194,251)	$ (726,227)	$(1,856,879)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ (197,688)	$ (11,156)	$ (208,844)
Forward foreign currency exchange contracts	10,488	-	-	10,488
Purchased options contracts	-	147,828	-	147,828
Written options contracts	-	(89,389)	-	(89,389)

Total	$ 10,488	$ (139,249)	$ (11,156)	$ (139,917)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2021

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended June 30, 2021

Market Value(a)
Forward foreign currency exchange contracts, purchased	$ 357,703
Forward foreign currency exchange contracts, sold	2,716,066
Futures contracts, purchased	3,273,351
Futures contracts, sold	10,560,722
Purchased options contracts, call	355,959
Purchased options contracts, put	123,857
Written options contracts, call	142,130
Written options contracts, put	146,025

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2021

Janus Henderson Adaptive Global Allocation Fund

Notes to Schedule of Investments and Other Information

Adaptive Global Allocation 60/40 Index (Hedged)

Adaptive Global Allocation 60/40 Index (Hedged) is an internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (60%) and the Bloomberg Barclays Global Aggregate Bond Index (USD Hedged) (40%).

Bloomberg Barclays Global Aggregate Bond Index (USD Hedged)	Bloomberg Barclays Global Aggregate Bond Index (USD Hedged) is a broad-based measure of the global investment grade fixed-rate debt markets.
MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SPDR	Standard & Poor's Depositary Receipt

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2021 is $899,988, which represents 1.5% of net assets.

*	Non-income producing security.

ž	Issued by the same entity and traded on separate exchanges.

ºº	Rate shown is the 7-day yield as of June 30, 2021.

#	Loaned security; a portion of the security is on loan at June 30, 2021.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Investment Fund	15

Janus Henderson Adaptive Global Allocation Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$21,333,785	$-	$-
Investment Companies	33,837,072	-	-
Commercial Paper	-	899,988	-
Investments Purchased with Cash Collateral from Securities Lending	-	10,840,152	-
Total Investments in Securities	$55,170,857	$11,740,140	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	31,718	-
Total Assets	$55,170,857	$11,771,858	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$17,918	$-
Variation Margin Payable on Futures Contracts	9,533	-	-
Total Liabilities	$9,533	$17,918	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

16	JUNE 30, 2021

Janus Henderson Adaptive Global Allocation Fund

Statement of Assets and Liabilities

June 30, 2021

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $54,468,855)(1)	$58,238,875
Affiliated investments, at value (cost $8,672,122)	8,672,122
Cash	2,999,534
Deposits with brokers for futures	437,000
Forward foreign currency exchange contracts	31,718
Cash denominated in foreign currency (cost $180)	180
Non-interested Trustees' deferred compensation	1,440
Receivables:
Fund shares sold	6,992,739
Due from adviser	44,816
Dividends	28,383
Foreign tax reclaims	3,635
Other assets	8,927
Total Assets	77,459,369
Liabilities:
Collateral for securities loaned (Note 3)	10,840,152
Forward foreign currency exchange contracts	17,918
Payable for variation margin on futures contracts	9,533
Payables:	—
Fund shares repurchased	7,004,542
Investments purchased	322,439
Professional fees	57,927
Advisory fees	36,512
12b-1 Distribution and shareholder servicing fees	2,218
Transfer agent fees and expenses	2,104
Custodian fees	1,539
Non-interested Trustees' deferred compensation fees	1,440
Non-interested Trustees' fees and expenses	227
Affiliated fund administration fees payable	122
Accrued expenses and other payables	44,663
Total Liabilities	18,341,336
Net Assets	$59,118,033

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Adaptive Global Allocation Fund

Statement of Assets and Liabilities

June 30, 2021

Net Assets Consist of:
Capital (par value and paid-in surplus)	$48,928,628
Total distributable earnings (loss)	10,189,405
Total Net Assets	$59,118,033
Net Assets - Class A Shares	$189,581
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,980
Net Asset Value Per Share(2)	$11.86
Maximum Offering Price Per Share(3)	$12.58
Net Assets - Class C Shares	$2,252,591
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	190,035
Net Asset Value Per Share(2)	$11.85
Net Assets - Class D Shares	$3,149,873
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	263,896
Net Asset Value Per Share	$11.94
Net Assets - Class I Shares	$345,414
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	28,973
Net Asset Value Per Share	$11.92
Net Assets - Class N Shares	$50,110,678
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,193,205
Net Asset Value Per Share	$11.95
Net Assets - Class S Shares	$1,581,326
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	132,601
Net Asset Value Per Share	$11.93
Net Assets - Class T Shares	$1,488,570
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	125,058
Net Asset Value Per Share	$11.90

(1) Includes $10,614,668 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

18	JUNE 30, 2021

Janus Henderson Adaptive Global Allocation Fund

Statement of Operations

For the year ended June 30, 2021

Investment Income:
Dividends	$770,106
Affiliated securities lending income, net	46,758
Interest	13,243
Unaffiliated securities lending income, net	762
Other income	41
Foreign tax withheld	(5,323)
Total Investment Income	825,587
Expenses:
Advisory fees	404,071
12b-1 Distribution and shareholder servicing fees:
Class A Shares	301
Class C Shares	3,774
Class S Shares	(603)
Transfer agent administrative fees and expenses:
Class D Shares	3,536
Class S Shares	3,620
Class T Shares	3,408
Transfer agent networking and omnibus fees:
Class A Shares	43
Class C Shares	426
Class I Shares	357
Other transfer agent fees and expenses:
Class A Shares	12
Class C Shares	127
Class D Shares	605
Class I Shares	11
Class N Shares	1,547
Class S Shares	25
Class T Shares	25
Registration fees	124,941
Non-affiliated fund administration fees	94,310
Professional fees	59,225
Custodian fees	11,276
Affiliated fund administration fees	1,520
Non-interested Trustees’ fees and expenses	853
Shareholder reports expense	336
Other expenses	7,285
Total Expenses	721,031
Less: Excess Expense Reimbursement and Waivers	(340,919)
Net Expenses	380,112
Net Investment Income/(Loss)	445,475

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Adaptive Global Allocation Fund

Statement of Operations

For the year ended June 30, 2021

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$11,632,199
Purchased options contracts	194,487
Forward foreign currency exchange contracts	19,484
Futures contracts	(2,602,950)
Short sales	(42,340)
Written options contracts	532,100
Total Net Realized Gain/(Loss) on Investments	9,732,980
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,851,120
Purchased options contracts	147,828
Forward foreign currency exchange contracts	10,488
Futures contracts	(208,844)
Short sales	(30,177)
Written options contracts	(89,389)
Total Change in Unrealized Net Appreciation/Depreciation	1,681,026
Net Increase/(Decrease) in Net Assets Resulting from Operations	$11,859,481

See Notes to Financial Statements.

20	JUNE 30, 2021

Janus Henderson Adaptive Global Allocation Fund

Statements of Changes in Net Assets

	Year ended June 30, 2021	Year ended June 30, 2020

Operations:
Net investment income/(loss)	$445,475	$838,634
Net realized gain/(loss) on investments	9,732,980	(577,922)
Change in unrealized net appreciation/depreciation	1,681,026	(1,305,715)
Net Increase/(Decrease) in Net Assets Resulting from Operations	11,859,481	(1,045,003)
Dividends and Distributions to Shareholders:
Class A Shares	(3,724)	(18,590)
Class C Shares	(61,262)	(34,187)
Class D Shares	(96,799)	(61,068)
Class I Shares	(8,771)	(239,483)
Class N Shares	(1,379,542)	(1,058,964)
Class S Shares	(43,566)	(28,724)
Class T Shares	(38,955)	(29,913)
Net Decrease from Dividends and Distributions to Shareholders	(1,632,619)	(1,470,929)
Capital Share Transactions:
Class A Shares	84,908	(2,393,604)
Class C Shares	226,653	(50,870)
Class D Shares	(489,191)	357,222
Class I Shares	(55,221)	(14,905,185)
Class N Shares	710,386	(3,017,882)
Class S Shares	45,136	28,694
Class T Shares	83,121	(98,974)
Net Increase/(Decrease) from Capital Share Transactions	605,792	(20,080,599)
Net Increase/(Decrease) in Net Assets	10,832,654	(22,596,531)
Net Assets:
Beginning of period	48,285,379	70,881,910
End of period	$59,118,033	$48,285,379

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$9.78	$10.32	$10.43	$10.55	$9.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.12	0.22	0.13	0.09
Net realized and unrealized gain/(loss)	2.33	(0.43)	0.17	0.55	1.06
Total from Investment Operations	2.40	(0.31)	0.39	0.68	1.15
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.22)	(0.09)	(0.18)	(0.09)
Distributions (from capital gains)	(0.15)	(0.01)	(0.41)	(0.62)	—
Total Dividends and Distributions	(0.32)	(0.23)	(0.50)	(0.80)	(0.09)
Net Asset Value, End of Period	$11.86	$9.78	$10.32	$10.43	$10.55
Total Return*	24.78%	(3.14)%	4.22%	6.27%	12.17%
Net Assets, End of Period (in thousands)	$190	$84	$2,567	$766	$743
Average Net Assets for the Period (in thousands)	$128	$1,208	$2,179	$777	$609
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.93%	1.73%	1.69%	1.63%	1.52%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	1.02%	0.96%	1.01%	1.07%
Ratio of Net Investment Income/(Loss)	0.62%	1.17%	2.14%	1.24%	0.86%
Portfolio Turnover Rate	414%	228%	268%	440%	302%(2)

Class C Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$9.76	$10.30	$10.35	$10.48	$9.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.09	0.17	0.06	0.01
Net realized and unrealized gain/(loss)	2.35	(0.41)	0.20	0.54	1.05
Total from Investment Operations	2.42	(0.32)	0.37	0.60	1.06
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.21)	(0.01)	(0.11)	(0.02)
Distributions (from capital gains)	(0.15)	(0.01)	(0.41)	(0.62)	—
Total Dividends and Distributions	(0.33)	(0.22)	(0.42)	(0.73)	(0.02)
Net Asset Value, End of Period	$11.85	$9.76	$10.30	$10.35	$10.48
Total Return*	25.01%	(3.30)%	3.96%	5.58%	11.21%
Net Assets, End of Period (in thousands)	$2,253	$1,644	$1,778	$1,603	$1,225
Average Net Assets for the Period (in thousands)	$2,039	$1,644	$1,695	$1,448	$1,112
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.62%	1.92%	1.88%	2.34%	2.27%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.89%	1.21%	1.14%	1.75%	1.83%
Ratio of Net Investment Income/(Loss)	0.65%	0.91%	1.71%	0.54%	0.05%
Portfolio Turnover Rate	414%	228%	268%	440%	302%(2)

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.

See Notes to Financial Statements.

22	JUNE 30, 2021

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$9.82	$10.33	$10.43	$10.54	$9.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.12	0.20	0.15	0.09
Net realized and unrealized gain/(loss)	2.38	(0.40)	0.20	0.55	1.05
Total from Investment Operations	2.46	(0.28)	0.40	0.70	1.14
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.22)	(0.09)	(0.19)	(0.09)
Distributions (from capital gains)	(0.15)	(0.01)	(0.41)	(0.62)	—
Total Dividends and Distributions	(0.34)	(0.23)	(0.50)	(0.81)	(0.09)
Net Asset Value, End of Period	$11.94	$9.82	$10.33	$10.43	$10.54
Total Return*	25.21%	(2.90)%	4.31%	6.51%	12.13%
Net Assets, End of Period (in thousands)	$3,150	$3,030	$2,813	$2,480	$1,619
Average Net Assets for the Period (in thousands)	$3,088	$2,844	$2,564	$2,139	$1,435
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.50%	1.54%	1.43%	1.84%	2.01%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.87%	0.85%	0.86%	0.96%
Ratio of Net Investment Income/(Loss)	0.71%	1.24%	1.97%	1.39%	0.94%
Portfolio Turnover Rate	414%	228%	268%	440%	302%(2)

Class I Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$9.84	$10.35	$10.46	$10.57	$9.51
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.18	0.21	0.19	0.17
Net realized and unrealized gain/(loss)	2.36	(0.44)	0.19	0.52	1.00
Total from Investment Operations	2.43	(0.26)	0.40	0.71	1.17
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.24)	(0.10)	(0.20)	(0.11)
Distributions (from capital gains)	(0.15)	(0.01)	(0.41)	(0.62)	—
Total Dividends and Distributions	(0.35)	(0.25)	(0.51)	(0.82)	(0.11)
Net Asset Value, End of Period	$11.92	$9.84	$10.35	$10.46	$10.57
Total Return*	24.92%	(2.68)%	4.33%	6.57%	12.42%
Net Assets, End of Period (in thousands)	$345	$342	$15,008	$9,959	$4,596
Average Net Assets for the Period (in thousands)	$310	$7,161	$14,537	$4,830	$1,802
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.36%	1.14%	1.35%	1.38%	1.40%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.80%	0.76%	0.77%	0.79%	0.80%
Ratio of Net Investment Income/(Loss)	0.64%	1.76%	2.12%	1.75%	1.69%
Portfolio Turnover Rate	414%	228%	268%	440%	302%(2)

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$9.84	$10.35	$10.46	$10.56	$9.51
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.09	0.14	0.21	0.16	0.10
Net realized and unrealized gain/(loss)	2.37	(0.41)	0.20	0.56	1.06
Total from Investment Operations	2.46	(0.27)	0.41	0.72	1.16
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.23)	(0.11)	(0.20)	(0.11)
Distributions (from capital gains)	(0.15)	(0.01)	(0.41)	(0.62)	—
Total Dividends and Distributions	(0.35)	(0.24)	(0.52)	(0.82)	(0.11)
Net Asset Value, End of Period	$11.95	$9.84	$10.35	$10.46	$10.56
Total Return*	25.22%	(2.74)%	4.36%	6.72%	12.43%
Net Assets, End of Period (in thousands)	$50,111	$40,773	$46,087	$51,921	$48,806
Average Net Assets for the Period (in thousands)	$45,500	$44,038	$49,849	$52,068	$48,134
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.28%	1.25%	1.26%	1.27%	1.24%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.68%	0.73%	0.70%	0.73%	0.81%
Ratio of Net Investment Income/(Loss)	0.85%	1.40%	2.10%	1.52%	1.03%
Portfolio Turnover Rate	414%	228%	268%	440%	302%(2)

Class S Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$9.82	$10.35	$10.42	$10.53	$9.48
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.09	0.12	0.20	0.12	0.07
Net realized and unrealized gain/(loss)	2.36	(0.42)	0.20	0.55	1.06
Total from Investment Operations	2.45	(0.30)	0.40	0.67	1.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.22)	(0.06)	(0.16)	(0.08)
Distributions (from capital gains)	(0.15)	(0.01)	(0.41)	(0.62)	—
Total Dividends and Distributions	(0.34)	(0.23)	(0.47)	(0.78)	(0.08)
Net Asset Value, End of Period	$11.93	$9.82	$10.35	$10.42	$10.53
Total Return*	25.18%	(3.05)%	4.33%	6.24%	11.95%
Net Assets, End of Period (in thousands)	$1,581	$1,263	$1,303	$1,256	$1,183
Average Net Assets for the Period (in thousands)	$1,448	$1,284	$1,258	$1,267	$1,110
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.68%	1.82%	1.79%	1.83%	1.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.74%	0.97%	0.89%	1.11%	1.17%
Ratio of Net Investment Income/(Loss)	0.79%	1.15%	1.92%	1.14%	0.70%
Portfolio Turnover Rate	414%	228%	268%	440%	302%(2)

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.

See Notes to Financial Statements.

24	JUNE 30, 2021

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$9.80	$10.33	$10.43	$10.55	$9.50
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.12	0.19	0.14	0.09
Net realized and unrealized gain/(loss)	2.35	(0.41)	0.20	0.55	1.06
Total from Investment Operations	2.42	(0.29)	0.39	0.69	1.15
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.23)	(0.08)	(0.19)	(0.10)
Distributions (from capital gains)	(0.15)	(0.01)	(0.41)	(0.62)	—
Total Dividends and Distributions	(0.32)	(0.24)	(0.49)	(0.81)	(0.10)
Net Asset Value, End of Period	$11.90	$9.80	$10.33	$10.43	$10.55
Total Return*	24.91%	(3.00)%	4.23%	6.40%	12.17%
Net Assets, End of Period (in thousands)	$1,489	$1,149	$1,327	$2,557	$2,291
Average Net Assets for the Period (in thousands)	$1,363	$1,261	$2,521	$2,635	$1,204
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.73%	1.72%	1.62%	1.54%	1.51%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.93%	0.94%	0.90%	0.92%	0.94%
Ratio of Net Investment Income/(Loss)	0.61%	1.20%	1.90%	1.30%	0.95%
Portfolio Turnover Rate	414%	228%	268%	440%	302%(2)

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Adaptive Global Allocation Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through growth of capital and income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory

26	JUNE 30, 2021

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

Janus Investment Fund	27

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

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Notes to Financial Statements

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2021 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or

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Notes to Financial Statements

other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE

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Notes to Financial Statements

shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.

Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

During the year, the Fund purchased futures on equity indices to increase exposure to equity risk.

During the year, the Fund sold futures on equity indices to decrease exposure to equity risk.

During the year, the Fund purchased futures on currency indices to increase exposure to currency risk.

During the year, the Fund sold futures on currency indices to decrease exposure to currency risk.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the

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Notes to Financial Statements

option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the year, the Fund purchased call options on various equity indices for the purpose of increasing exposure to broad equity risk.

During the year, the Fund purchased call options on various stocks and ETFs for the purpose of increasing exposure to individual equity risk.

During the year, the Fund purchased put options on various equity indices for the purpose of decreasing exposure to broad equity risk.

During the year, the Fund purchased put options on various ETFs for the purpose of decreasing exposure to individual equity risk.

There were no purchased options held at June 30, 2021.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the year, the Fund wrote call options on various equity indices for the purpose of decreasing exposure to broad equity risk.

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Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

During the year, the Fund wrote call options on various stocks and ETFs for the purpose of decreasing exposure to individual equity risk and/or generating income.

During the year, the Fund wrote put options on various equity indices for the purpose of increasing exposure to broad equity risk.

During the year, the Fund wrote put options on various stocks and ETFs for the purpose of increasing exposure to individual equity risk and/or generating income.

There were no written options held at June 30, 2021.

3. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

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Notes to Financial Statements

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded and Mutual Funds

The Fund may invest in exchange-traded funds (“ETFs”) and mutual funds to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF or mutual fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's or mutual fund’s expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs or mutual funds and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs and mutual funds, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, emerging markets risk, fixed-income risk, and commodity-linked investments risk. The Fund is also subject to the risks associated with the securities in which the ETF or mutual fund invests.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2021” table located in the Fund’s Schedule of Investments.

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Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

HSBC Securities (USA), Inc.	$31,718	$—	$—	$31,718
JPMorgan Chase Bank, National Association	10,614,668	—	(10,614,668)	—

Total	$10,646,386	$—	$(10,614,668)	$31,718
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

State Street	$17,918	$—	$—	$17,918

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss

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Notes to Financial Statements

in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2021, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $10,614,668. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2021 is $10,840,152, resulting in the net amount due to the counterparty of $225,484.

Short Sales

The Fund may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Fund owns or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Fund may also engage in other short sales. The Fund may engage in short sales when the portfolio manager(s) and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to it on short notice, and the Fund may have to buy the

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Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Fund are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments. The Fund is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Fund pays stock loan fees, disclosed on the Statement of Operations, on assets borrowed from the security broker.

The Fund may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

There were no short sales held at June 30, 2021.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $2 Billion	0.75
Next $2 Billion	0.72
Over $4 Billion	0.70

The Fund’s actual investment advisory fee rate for the reporting period was 0.75% of average annual net assets before any applicable waivers.

Janus Capital has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.66% of the Fund’s average daily net assets. In addition, Janus Capital shall additionally reimburse or waive acquired fund fees and expenses to the extent they exceed 0.10%. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2020. The previous expense limit (for at least a one-year period commencing October 28, 2019) was 0.71%. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the

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Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates

38	JUNE 30, 2021

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Notes to Financial Statements

may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $357,443 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $559,325 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2021.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2021, Janus Henderson Distributors retained upfront sales charges of $567.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2021.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the year ended June 30, 2021.

As of June 30, 2021, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	69	3
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	96	81
Class S Shares	100	3
Class T Shares	-	-

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Notes to Financial Statements

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 7,284,315	$ -	$ -	$ -	$ -	$ (14,476)	$ 2,919,566

During the year ended June 30, 2021, capital loss carryovers of $677,108 were utilized by the Fund. There are no unused capital loss carryovers

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 63,991,431	$ 3,477,284	$ (557,718)	$ 2,919,566

Information on the tax components of derivatives as of June 30, 2021 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ (24,965)	$ -	$ (13,182)	$ (13,182)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,632,619	$ -	$ -	$ -

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Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

For the year ended June 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,431,393	$ 39,536	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 260,880	$ 16,786	$ (277,666)

Capital has been adjusted by $269,913, none of which is long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

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Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2021		Year ended June 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	12,565	$ 138,396	29,448	$ 293,030
Reinvested dividends and distributions	336	3,724	1,782	18,590
Shares repurchased	(5,548)	(57,212)	(271,361)	(2,705,224)
Net Increase/(Decrease)	7,353	$ 84,908	(240,131)	$ (2,393,604)
Class C Shares:
Shares sold	21,600	$ 227,999	8,928	$ 80,719
Reinvested dividends and distributions	5,529	61,262	3,278	34,187
Shares repurchased	(5,428)	(62,608)	(16,435)	(165,776)
Net Increase/(Decrease)	21,701	$ 226,653	(4,229)	$ (50,870)
Class D Shares:
Shares sold	125,972	$1,446,377	64,126	$ 640,080
Reinvested dividends and distributions	8,688	96,781	5,838	61,068
Shares repurchased	(179,204)	(2,032,349)	(33,841)	(343,926)
Net Increase/(Decrease)	(44,544)	$ (489,191)	36,123	$ 357,222
Class I Shares:
Shares sold	5,485	$ 63,294	44,930	$ 467,808
Reinvested dividends and distributions	787	8,771	22,895	239,483
Shares repurchased	(12,104)	(127,286)	(1,482,869)	(15,612,476)
Net Increase/(Decrease)	(5,832)	$ (55,221)	(1,415,044)	$(14,905,185)
Class N Shares:
Shares sold	260,131	$2,984,790	912,665	$ 9,485,739
Reinvested dividends and distributions	123,726	1,379,542	101,143	1,058,964
Shares repurchased	(335,674)	(3,653,946)	(1,319,498)	(13,562,585)
Net Increase/(Decrease)	48,183	$ 710,386	(305,690)	$ (3,017,882)
Class S Shares:
Shares sold	4,686	$ 50,352	-	$ -
Reinvested dividends and distributions	3,914	43,566	2,744	28,694
Shares repurchased	(4,686)	(48,782)	-	-
Net Increase/(Decrease)	3,914	$ 45,136	2,744	$ 28,694
Class T Shares:
Shares sold	7,270	$ 78,163	583	$ 5,869
Reinvested dividends and distributions	3,503	38,955	2,863	29,913
Shares repurchased	(2,956)	(33,997)	(14,601)	(134,756)
Net Increase/(Decrease)	7,817	$ 83,121	(11,155)	$ (98,974)

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$184,221,167	$ 183,931,835	$ -	$ -

42	JUNE 30, 2021

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Adaptive Global Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Adaptive Global Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Adaptive Global Allocation Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2021, the related statement of operations for the year ended June 30, 2021, the statements of changes in net assets for each of the two years in the period ended June 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2021 and the financial highlights for each of the five years in the period ended June 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 20, 2021

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

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Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

Janus Investment Fund	47

Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

Janus Investment Fund	49

Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

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Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	51

Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Janus Investment Fund	53

Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

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Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

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Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Capital Management LLC, the Fund’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”).

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the annual period ended June 30, 2021, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2020 through December 31, 2020 (the “Reporting Period”).
The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Fund was able to meet redemptions during the normal course of business during the Reporting Period, and discussed the additional actions that the Liquidity Risk Working Group took during the period of market volatility in the spring of 2020 to monitor the Fund’s liquidity. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, taking into account the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Janus Henderson Adaptive Global Allocation Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2021. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Adaptive Global Allocation Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2021:

Dividends Received Deduction Percentage	7%
Qualified Dividend Income Percentage	6%

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Janus Henderson Adaptive Global Allocation Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 51 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present

Independent Consultant (since 2019) and Chief Operating Officer, muun chi LLC (organic food business) (since 2020). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

51

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	51

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	51

Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	51	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	51

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson Adaptive Global Allocation Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	51

Director of Family Service of Lake County (since 2019). Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	51

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), and Director of Walmart (until 2017).

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Janus Henderson Adaptive Global Allocation Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Portfolio Manager Janus Henderson Adaptive Global Allocation Fund	6/15-Present

Head of Global Asset Allocation of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, Co-Chief Investment Officer of AllianceBernstein’s Tail Risk Parity (2010-2014).

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President and Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Management LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Capital Management LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017-September 2017), Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Services LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

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This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93059 08-21

ANNUAL REPORT June 30, 2021

Janus Henderson Developed World Bond Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Developed World Bond Fund

Janus Henderson Developed World Bond Fund (unaudited)

FUND SNAPSHOT

 The Janus Henderson Developed World Bond Fund is a developed market fixed income fund seeking total return through current income and capital appreciation. The Fund makes strategic asset allocation decisions between countries, fixed income asset classes, sectors and credit ratings. We believe that outside of the bond’s coupon, asset allocation is the primary driver of returns. Specifically, we actively manage the Fund’s duration position and credit exposure based on where we believe we are in the economic cycle. The Fund’s flexibility allows it to source return from a wide range of global fixed income securities. In addition, by style, we favor sensible income from large, non-cyclical businesses that are likely to continue paying their coupons in the years to come.

John Pattullo co-portfolio manager	Jenna Barnard co-portfolio manager

PERFORMANCE

For the 12-month period ended June 30, 2021, the Janus Henderson Developed World Bond Fund Class I shares returned 4.46%. The Fund’s benchmark, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), returned 3.11%.

INVESTMENT ENVIRONMENT

The beginning of the period saw credit spreads (the difference in yield between U.S. Treasuries and other bond issuances) at cycle highs, a result that ensued from what could be described as a COVID- and liquidity-induced “crash” in corporate bond markets that occurred during March 2020. Subsequently over the reporting period, credit spreads compressed such that by period end they were tighter than pre-pandemic levels and at historically tight levels.

Toward period end the bond market showed a powerful anti-reflation reaction, seen in a sharp flattening of the yield curve and a collapse in breakeven inflation rates. The reaction was in response to a modest move in the Federal Reserve’s (Fed) data points for future interest rate hikes, showing two hikes in 2023, and a rather noncommittal press conference by Chairman Jerome Powell to explain the move. As bond managers, we will remember this reaction for years to come. Throughout 2021 so far, the bond market has been resolute that inflation was transitory, as seen by an inverted breakeven inflation curve in the U.S. and the failure of 10-year U.S. breakevens to take out the post-2008 high for inflation expectations. And then, once the Fed signaled that it won’t run the economy “crazy” hot, the reflation trade collapsed upon itself. Such a reaction from bond markets sends a strong message, and from the commentary we have seen, not many people have appeared to be listening: The short-duration mindset has remained overwhelming.

PERFORMANCE DISCUSSION

The addition of significant amounts of credit risk during March 2020 worked very well through the 12-month period, as credit spreads moved from cycle highs to cycle lows. It was as remarkable a recovery in credit markets as it was a sell-off during March 2020, and executing quickly allowed us to reap the benefits over the period. The short duration position via U.S. interest rate futures that we added to the Fund in the summer of 2020 performed well as U.S. Treasury yields rose. However, we did take these futures off too early in 2021 and added duration (interest rate sensitivity) back to the portfolio, particularly in the U.S. This caused us a significant amount of pain in the first quarter of 2021, and U.S. yields peaked on March 30, 2021. This was in line with our cyclical rate of change framework, but yields overshot our targeted levels in the short term

DERIVITAVES USAGE

The Fund makes use of derivatives because they are generally the most efficient and liquid way to gain our desired exposures. The Fund enters into forward foreign currency exchange contracts (“forward currency contracts”) with the obligation to purchase or sell foreign currencies in the future at an agreed-upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Janus Investment Fund	1

Janus Henderson Developed World Bond Fund (unaudited)

The Fund also uses credit default swaps to manage exposure to a given issuer or sector by either selling contracts to increase exposure (i.e., leverage), buying contracts to reduce exposure or to effectively take a “short” position. In aggregate, these contracts detracted from performance during the period.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

Looking across the rest of the developed world, there is less obviously a reflation trade: Some countries reopened in 2020 and retail sales have already peaked and are coming down, such as in Australia and New Zealand; some will be slower to reopen, such as in Europe and Japan; while in many economies unemployment is set to rise this year as fiscal stimulus in the form of furloughs is removed. The medium-term macro backdrop remains one of interest rate divergence – while the North American economies have live and credible debates about multiple rate hikes, other economies do not.

2	JUNE 30, 2021

Janus Henderson Developed World Bond Fund (unaudited)

Fund At A Glance

June 30, 2021

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	0.94%	0.94%
Class A Shares MOP	0.89%	0.89%
Class C Shares**	0.13%	0.13%
Class D Shares	1.13%	1.15%
Class I Shares	1.19%	1.19%
Class N Shares	1.18%	1.18%
Class S Shares	0.14%	0.68%
Class T Shares	0.94%	0.94%
Weighted Average Maturity		8.1 Years
Average Effective Duration***		7.7 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	11.0%
AA	6.7%
A	6.0%
BBB	25.0%
BB	15.5%
B	7.8%
CCC	0.2%
Not Rated	19.8%
Other	8.0%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	58.9%
Foreign Government Bonds	24.9%
Investment Companies	7.6%
United States Treasury Notes/Bonds	4.6%
Bank Loans and Mezzanine Loans	2.4%
Asset-Backed/Commercial Mortgage-Backed Securities	0.4%
Investments Purchased with Cash Collateral from Securities Lending	0.2%
Other	1.0%
100.0%

Janus Investment Fund	3

Janus Henderson Developed World Bond Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2021					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	4.30%	5.30%	5.02%	5.20%	0.95%	0.83%
Class A Shares at MOP	-0.70%	4.29%	4.52%	4.92%
Class C Shares at NAV	3.57%	4.52%	4.24%	4.40%	1.67%	1.58%
Class C Shares at CDSC	2.57%	4.52%	4.24%	4.40%
Class D Shares	4.43%	5.44%	5.09%	5.24%	0.76%	0.70%
Class I Shares	4.46%	5.54%	5.28%	5.34%	0.69%	0.58%
Class N Shares	4.47%	5.59%	5.19%	5.30%	0.62%	0.58%
Class S Shares	3.99%	5.13%	4.90%	5.13%	2.61%	1.08%
Class T Shares	4.23%	5.34%	5.04%	5.22%	0.85%	0.83%
Bloomberg Barclays Global Aggregate Credit Index (USD Hedged)	3.11%	4.46%	4.83%	4.75%
Morningstar Quartile - Class A Shares	1st	1st	1st	1st
Morningstar Ranking - based on total returns for World Bond - USD Hedged Funds	23/121	6/77	9/52	11/49

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through at least October 31, 2021.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs),

4	JUNE 30, 2021

Janus Henderson Developed World Bond Fund (unaudited)

Performance

non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns of the Fund shown prior to June 5, 2017, are those for Henderson Strategic Income Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares and Class C Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on September 30, 2003. Class I Shares and Class R6 Shares of the Predecessor Fund commenced operations on April 29, 2011 and November 30, 2015, respectively. Class D Shares, Class S Shares, and Class T Shares commenced operations on June 5, 2017.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to April 29, 2011, performance for Class I Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Predecessor Fund’s inception date – September 30, 2003

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	5

Janus Henderson Developed World Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Net Annualized Expense Ratio (1/1/21 - 6/30/21)
Class A Shares	$1,000.00	$992.50	$4.05	$1,000.00	$1,020.73	$4.11	0.82%
Class C Shares	$1,000.00	$988.80	$7.54	$1,000.00	$1,017.21	$7.65	1.53%
Class D Shares	$1,000.00	$992.10	$3.31	$1,000.00	$1,021.47	$3.36	0.67%
Class I Shares	$1,000.00	$992.70	$2.82	$1,000.00	$1,021.97	$2.86	0.57%
Class N Shares	$1,000.00	$992.80	$2.72	$1,000.00	$1,022.07	$2.76	0.55%
Class S Shares	$1,000.00	$990.50	$4.98	$1,000.00	$1,019.79	$5.06	1.01%
Class T Shares	$1,000.00	$991.60	$3.85	$1,000.00	$1,020.93	$3.91	0.78%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2021

Janus Henderson Developed World Bond Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities– 0.4%
Tesco Property Finance 3 PLC, 5.7440%, 4/13/40((cost $10,695,222)	5,771,219	GBP	$10,677,530
Bank Loans and Mezzanine Loans– 2.4%
Communications – 0.3%
Lorca Finco PLC,
Euro Interbank Offered Rate 3 Month + 4.2500%, 4.2500%, 9/17/27‡	3,000,000	EUR	3,557,709
Ziggo BV, Euro Interbank Offered Rate 3 Month + 3.0000%, 3.0000%, 1/31/29‡	3,000,000	EUR	3,526,018
			7,083,727
Consumer Cyclical – 0.8%
Loire Finco Luxembourg,
Euro Interbank Offered Rate 3 Month + 2.7500%, 2.7500%, 4/21/27‡	2,850,000	EUR	3,334,444
Loire Finco Luxembourg, ICE LIBOR USD 1 Month + 3.0000%, 3.1043%, 4/21/27‡	$4,791,781		4,707,925
Loire Finco Luxembourg,
ICE LIBOR USD 3 Month + 3.7500%, 4.5000%, 4/21/27ƒ,‡	2,959,747		2,943,764
Stars Group Holdings BV,
Euro Interbank Offered Rate 3 Month + 3.7500%, 3.7500%, 7/10/25ƒ,‡	7,900,000	EUR	9,375,098
			20,361,231
Consumer Non-Cyclical – 0.6%
CAB SELAS, Euro Interbank Offered Rate 3 Month + 3.5000%, 3.5000%, 2/9/28‡	3,330,000	EUR	3,923,395
IVC Acquisition Ltd,
Sterling Overnight Index Average + 4.5000%, 4.5479%, 2/13/26ƒ,‡	5,280,000	GBP	7,301,489
Refresco Holding BV,
Euro Interbank Offered Rate 3 Month + 3.0000%, 3.0000%, 3/28/25‡	3,000,000	EUR	3,530,962
			14,755,846
Technology – 0.7%
Acuris Finance US Inc, ICE LIBOR USD 1 Month + 4.0000%, 4.5000%, 2/16/28ƒ,‡	2,568,177		2,574,598
I-Logic Technologies Bidco Ltd,
Euro Interbank Offered Rate 3 Month + 4.0000%, 4.0000%, 2/16/28‡	5,935,125	EUR	7,046,505
McAfee LLC,
Euro Interbank Offered Rate 3 Month + 3.5000%, 3.5000%, 9/30/24‡	2,446,340	EUR	2,907,438
McAfee LLC, ICE LIBOR USD 1 Month + 3.7500%, 3.9336%, 9/30/24‡	1,886,137		1,891,048
RealPage Inc, ICE LIBOR USD 1 Month + 3.2500%, 3.7500%, 4/24/28‡	4,885,094		4,867,996
			19,287,585
Total Bank Loans and Mezzanine Loans (cost $60,904,271)			61,488,389
Corporate Bonds– 58.9%
Banking – 6.7%
Bank of America Corp,
Canada Bankers Acceptances 3 Month + 1.2020%, 3.4070%, 9/20/25‡	2,500,000	CAD	2,140,350
Bank of America Corp,
Euro Interbank Offered Rate 3 Month + 3.6700%, 3.6480%, 3/31/29‡	8,000,000	EUR	11,453,506
Barclays Bank PLC, ICE LIBOR USD 3 Month + 1.5500%, 6.2780%‡,µ	9,780,000		13,166,325
Barclays PLC, USD SWAP SEMI 30/360 5YR + 4.8420%, 7.7500%‡,µ	1,500,000		1,648,125
BNP Paribas SA, 1.8750%, 12/14/27	7,000,000	GBP	9,871,703
Cooperatieve Rabobank UA/Australia, 4.2500%, 5/12/26	2,000,000	AUD	1,701,057
Cooperatieve Radobank UA, EUR SWAP ANNUAL 5 YR + 3.7020%, 3.2500%‡,µ	6,600,000	EUR	8,089,098
Goldman Sachs Group Inc, 4.0000%, 5/2/24	5,270,000	AUD	4,273,843
ING Groep NV, US Treasury Yield Curve Rate 5 Year + 4.3420%, 5.7500%‡,µ	1,916,000		2,122,162
JPMorgan Chase & Co, 4.5000%, 1/30/26	6,950,000	AUD	5,901,269
Lloyds Banking Group PLC, 4.0000%, 3/7/25	4,400,000	AUD	3,598,711
Lloyds Banking Group PLC, 1.8750%, 1/15/26	6,000,000	GBP	8,497,658
Lloyds Banking Group PLC, 4.2500%, 11/22/27	2,190,000	AUD	1,842,517
Lloyds Banking Group PLC, 4.3750%, 3/22/28	3,000,000		3,445,330
Lloyds Banking Group PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 2.4000%, 2.7070%, 12/3/35‡	1,508,000	GBP	2,132,466
Lloyds Banking Group PLC,
ICE LIBOR USD 3 Month + 1.2700%, 6.6570% (144A)‡,µ	5,486,000		7,676,313
Lloyds Banking Group PLC, USD SWAP SEMI 30/360 5YR + 4.7600%, 7.5000%‡,µ	2,000,000		2,275,000
Lloyds Banking Group PLC, USD SWAP SEMI 30/360 5YR + 4.4960%, 7.5000%‡,µ	4,500,000		5,265,000
Nationwide Building Society, 4.0000%, 9/14/26 (144A)	9,850,000		10,857,654
Nationwide Building Society, 10.2500%‡,µ	850,000	GBP	2,186,692

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Henderson Developed World Bond Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Banking– (continued)
Natwest Group PLC,
US Treasury Yield Curve Rate 5 Year + 5.6250%, 6.0000%‡,µ	$970,000		$1,081,143
Royal Bank of Scotland Group PLC, 6.0000%, 12/19/23	3,500,000		3,925,729
Royal Bank of Scotland Group PLC, 5.1250%, 5/28/24	2,600,000		2,887,356
Royal Bank of Scotland Group PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 3.5500%, 3.6220%, 8/14/30‡	11,700,000	GBP	17,258,645
Stichting AK Rabobank Certificaten, 2.1880%‡,µ	10,627,200	EUR	16,954,129
UBS Group AG, USD SWAP SA (VS 6M) 5Y + 4.8660%, 7.0000%‡,µ	3,730,000		4,298,825
Wells Fargo & Co, 3.7000%, 7/27/26	6,000,000	AUD	4,919,569
Wells Fargo & Co, 4.0000%, 4/27/27	11,000,000	AUD	9,156,867
			168,627,042
Basic Industry – 2.4%
Argentum Netherlands BV for Givaudan SA, 2.0000%, 9/17/30	3,600,000	EUR	4,872,175
Firmenich Productions SAS, 1.7500%, 4/30/30	15,030,000	EUR	19,619,955
Givaudan Finance Europe BV, 1.6250%, 4/22/32	7,330,000	EUR	9,643,393
International Flavors & Fragrances Inc, 1.8000%, 9/25/26	390,000	EUR	497,596
International Flavors & Fragrances Inc, 4.4500%, 9/26/28	1,212,000		1,401,370
International Flavors & Fragrances Inc, 2.3000%, 11/1/30 (144A)	14,284,000		14,203,381
Smurfit Kappa Treasury ULC, 1.5000%, 9/15/27	3,670,000	EUR	4,602,327
Symrise AG, 1.3750%, 7/1/27	4,000,000	EUR	4,989,602
			59,829,799
Brokerage – 0.5%
Intercontinental Exchange Inc, 1.8500%, 9/15/32	7,797,000		7,409,056
LSEGA Financing PLC, 1.3750%, 4/6/26 (144A)	5,000,000		5,008,216
			12,417,272
Capital Goods – 1.7%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc, 2.1250%, 8/15/26	1,500,000	EUR	1,777,884
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
5.2500%, 8/15/27 (144A)	9,208,000		9,392,160
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
5.2500%, 8/15/27 (144A)	2,889,000		2,946,780
Ball Corp, 4.8750%, 3/15/26	1,730,000		1,926,804
Ball Corp, 2.8750%, 8/15/30	19,689,000		19,327,116
Vertical Midco GmbH, 4.3750%, 7/15/27 (144A)	3,500,000	EUR	4,333,493
Vertical US Newco Inc, 5.2500%, 7/15/27 (144A)	2,492,000		2,625,945
			42,330,182
Communications – 17.7%
Activision Blizzard Inc, 1.3500%, 9/15/30	2,011,000		1,880,358
American Tower Corp, 3.6000%, 1/15/28	7,580,000		8,337,169
American Tower Corp, 3.8000%, 8/15/29	8,686,000		9,678,116
American Tower Corp, 2.9000%, 1/15/30	8,127,000		8,551,230
AT&T Inc, 2.7500%, 6/1/31#	14,880,000		15,467,589
Cable One Inc, 4.0000%, 11/15/30 (144A)	5,303,000		5,322,886
CCO Holdings LLC / CCO Holdings Capital Corp, 5.3750%, 6/1/29 (144A)	3,068,000		3,353,631
CCO Holdings LLC / CCO Holdings Capital Corp, 4.7500%, 3/1/30 (144A)	3,159,000		3,340,643
CCO Holdings LLC / CCO Holdings Capital Corp, 4.5000%, 8/15/30 (144A)	418,000		435,227
CCO Holdings LLC / CCO Holdings Capital Corp, 4.2500%, 2/1/31 (144A)	7,968,000		8,117,400
Cellnex Finance Co SA, 3.8750%, 7/7/41 (144A)	3,385,000		3,372,848
Cellnex Telecom SA, 1.8750%, 6/26/29	17,600,000	EUR	21,279,588
Charter Communications Operating LLC / Charter Communications Operating
Capital, 4.2000%, 3/15/28	13,160,000		14,892,887
Comcast Corp, 1.5000%, 2/20/29	2,850,000	GBP	3,952,229
Comcast Corp, 1.8750%, 2/20/36	2,460,000	GBP	3,359,667
Crown Castle International Corp, 3.6500%, 9/1/27	1,883,000		2,076,183
Crown Castle International Corp, 3.8000%, 2/15/28	1,990,000		2,211,050
Crown Castle International Corp, 3.1000%, 11/15/29	5,601,000		5,942,433
Crown Castle International Corp, 3.3000%, 7/1/30	6,929,000		7,422,992
Crown Castle International Corp, 2.2500%, 1/15/31	4,508,000		4,449,524
CSC Holdings LLC, 6.5000%, 2/1/29 (144A)	4,527,000		5,014,105

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2021

Janus Henderson Developed World Bond Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Communications– (continued)
CSC Holdings LLC, 4.1250%, 12/1/30 (144A)	$4,201,000		$4,174,744
CSC Holdings LLC, 3.3750%, 2/15/31 (144A)	2,243,000		2,119,433
Deutsche Telekom AG, 1.3750%, 7/5/34	7,300,000	EUR	9,219,767
Deutsche Telekom International Finance BV, 1.5000%, 4/3/28	2,800,000	EUR	3,600,579
Deutsche Telekom International Finance BV, 4.3750%, 6/21/28 (144A)	10,600,000		12,311,086
Dolya Holdco, 4.8750%, 7/15/28 (144A)	2,180,000	GBP	3,060,400
Eircom Finance DAC, 3.5000%, 5/15/26	16,775,000	EUR	20,354,979
Eircom Finance DAC, 2.6250%, 2/15/27	4,275,000	EUR	5,036,913
Front Range BidCo Inc, 4.0000%, 3/1/27 (144A)	7,400,000		7,349,088
Lamar Media Corp, 3.6250%, 1/15/31 (144A)	1,541,000		1,506,328
Lorca Telecom Bondco SA, 4.0000%, 9/18/27 (144A)	2,790,000	EUR	3,365,730
Netflix Inc, 4.8750%, 4/15/28	3,176,000		3,692,100
Netflix Inc, 3.8750%, 11/15/29	2,980,000	EUR	4,252,979
Netflix Inc, 3.6250%, 6/15/30	6,030,000	EUR	8,493,260
Netflix Inc, 4.8750%, 6/15/30 (144A)	2,143,000		2,548,670
Orange SA, 1.0000%, 5/12/25	4,100,000	EUR	5,056,040
Orange SA, 2.0000%, 1/15/29	3,100,000	EUR	4,149,873
Orange SA, 1.3750%, 1/16/30	5,500,000	EUR	7,089,389
Orange SA, 3.2500%, 1/15/32	2,900,000	GBP	4,558,421
SBA Communications Corp, 3.1250%, 2/1/29 (144A)	5,373,000		5,179,927
Sirius XM Radio Inc, 5.0000%, 8/1/27 (144A)	2,106,000		2,206,562
Sirius XM Radio Inc, 4.0000%, 7/15/28 (144A)	10,416,000		10,728,480
Sirius XM Radio Inc, 5.5000%, 7/1/29 (144A)	6,067,000		6,611,210
Sirius XM Radio Inc, 4.1250%, 7/1/30 (144A)	6,171,000		6,225,798
Sky Ltd, 2.5000%, 9/15/26	1,015,000	EUR	1,353,379
T-Mobile USA Inc, 4.7500%, 2/1/28	933,000		999,476
T-Mobile USA Inc, 2.6250%, 2/15/29	1,794,000		1,771,575
T-Mobile USA Inc, 3.8750%, 4/15/30	9,017,000		10,079,383
T-Mobile USA Inc, 4.3750%, 4/15/40	7,850,000		9,202,555
T-Mobile USA Inc, 3.0000%, 2/15/41	3,326,000		3,284,990
Vantage Towers AG, 0.3750%, 3/31/27	4,000,000	EUR	4,733,046
Vantage Towers AG, 0.7500%, 3/31/30	7,100,000	EUR	8,397,268
Verizon Communications Inc, 4.5000%, 8/17/27	12,840,000	AUD	10,962,019
Verizon Communications Inc, 2.3500%, 3/23/28	5,000,000	AUD	3,752,799
Verizon Communications Inc, 4.0160%, 12/3/29	3,420,000		3,921,434
Verizon Communications Inc, 2.6500%, 5/6/30	10,200,000	AUD	7,564,983
Verizon Communications Inc, 2.5500%, 3/21/31	6,167,000		6,303,445
Virgin Media Finance PLC, 5.0000%, 7/15/30 (144A)	3,109,000		3,140,992
Virgin Media Secured Finance PLC, 5.2500%, 5/15/29	7,229,000	GBP	10,543,496
Virgin Media Secured Finance PLC, 4.1250%, 8/15/30 (144A)	2,500,000	GBP	3,423,742
Virgin Media Vendor Financing Notes III DAC, 4.8750%, 7/15/28	7,960,000	GBP	11,174,673
VMED O2 UK Financing I PLC, 4.0000%, 1/31/29 (144A)	5,550,000	GBP	7,584,788
Vodafone Group PLC, 3.2500%, 12/13/22	3,600,000	AUD	2,798,966
Vodafone Group PLC, 4.3750%, 5/30/28	20,300,000		23,614,387
Vodafone Group PLC, 1.6000%, 7/29/31	1,500,000	EUR	1,930,930
WMG Acquisition Corp, 2.7500%, 7/15/28 (144A)	4,310,000	EUR	5,229,283
WMG Acquisition Corp, 3.8750%, 7/15/30 (144A)	1,990,000		2,009,701
WMG Acquisition Corp, 3.0000%, 2/15/31 (144A)	6,923,000		6,559,266
Ziggo BV, 4.8750%, 1/15/30 (144A)	8,200,000		8,405,000
Ziggo BV, 3.3750%, 2/28/30	6,800,000	EUR	7,945,225
			448,036,312
Consumer Cyclical – 7.3%
1011778 BC ULC / New Red Finance Inc, 4.0000%, 10/15/30 (144A)	5,778,000		5,590,215
Amazon.com Inc, 2.1000%, 5/12/31	16,760,000		17,041,799
Arches Buyer Inc, 4.2500%, 6/1/28 (144A)	8,224,000		8,131,480
Arches Buyer Inc, 6.1250%, 12/1/28 (144A)	1,652,000		1,701,560
Atlas LuxCo 4 SARL / Allied Universal Holdco LLC / Allied Universal Finance Corp,
4.6250%, 6/1/28 (144A)	2,386,000		2,387,869

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Developed World Bond Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Consumer Cyclical– (continued)
Atlas LuxCo 4 SARL / Allied Universal Holdco LLC / Allied Universal Finance Corp,
4.6250%, 6/1/28 (144A)	$1,582,000		$1,587,711
Compass Group PLC, 2.0000%, 7/3/29	5,100,000	GBP	7,423,339
Co-Operative Group Holdings 2011 Ltd, 7.5000%, 7/8/26Ç	2,800,000	GBP	4,646,368
Co-Operative Group Ltd, 5.1250%, 5/17/24	5,900,000	GBP	8,676,471
CPUK Finance Ltd, 4.8750%, 8/28/25	5,810,000	GBP	8,131,316
CPUK Finance Ltd, 6.5000%, 8/28/26	2,830,000	GBP	4,144,151
Experian Finance PLC, 4.2500%, 2/1/29 (144A)	8,562,000		9,716,109
Experian Finance PLC, 2.7500%, 3/8/30 (144A)	9,263,000		9,573,162
Experian Finance PLC, 3.2500%, 4/7/32	830,000	GBP	1,304,604
GLP Capital LP / GLP Financing II Inc, 5.7500%, 6/1/28	1,482,000		1,763,370
IHS Markit Ltd, 4.7500%, 2/15/25 (144A)	3,880,000		4,343,660
IHS Markit Ltd, 4.0000%, 3/1/26 (144A)	1,439,000		1,595,132
Levi Strauss & Co, 5.0000%, 5/1/25	1,554,000		1,585,080
Levi Strauss & Co, 3.5000%, 3/1/31 (144A)	4,792,000		4,764,206
McDonald's Corp, 3.4500%, 9/8/26	9,200,000	AUD	7,501,759
NIKE Inc, 3.3750%, 3/27/50	972,000		1,094,313
Service Corp International/US, 4.6250%, 12/15/27	6,882,000		7,277,715
Service Corp International/US, 5.1250%, 6/1/29	1,994,000		2,163,490
Service Corp International/US, 3.3750%, 8/15/30	4,333,000		4,245,473
Service Corporation International, 4.0000%, 5/15/31	6,752,000		6,891,598
Sodexo SA, 0.7500%, 4/14/27	380,000	EUR	467,126
Sodexo SA, 1.7500%, 6/26/28	6,400,000	GBP	9,024,052
Sodexo SA, 1.0000%, 4/27/29	5,300,000	EUR	6,594,772
Stars Group Holdings BV / Stars Group US Co-Borrower LLC,
7.0000%, 7/15/26 (144A)	10,700,000		11,074,928
Tesco Corporate Treasury Services, 2.7500%, 4/27/30	3,200,000	GBP	4,723,170
Verisure Holding AB, 3.8750%, 7/15/26 (144A)	4,760,000	EUR	5,766,573
Verisure Holding AB, 3.2500%, 2/15/27 (144A)	2,490,000	EUR	2,952,692
Verisure Midholding AB, 5.2500%, 2/15/29 (144A)	3,345,000	EUR	4,074,916
VICI Properties LP / VICI Note Co Inc, 3.7500%, 2/15/27 (144A)	707,000		719,104
Walmart Inc, 3.7000%, 6/26/28	6,620,000		7,535,836
			186,215,119
Consumer Non-Cyclical – 9.9%
Anheuser-Busch InBev Worldwide Inc, 4.1000%, 9/6/27	2,840,000	AUD	2,410,676
Anheuser-Busch InBev Worldwide Inc, 3.5000%, 6/1/30	3,680,000		4,093,579
Aramark Services Inc, 5.0000%, 4/1/25 (144A)	445,000		456,125
Aramark Services Inc, 5.0000%, 2/1/28 (144A)	3,000,000		3,141,600
Avantor Funding Inc, 3.8750%, 7/15/28 (144A)	4,590,000	EUR	5,734,243
Avantor Funding Inc, 4.6250%, 7/15/28 (144A)	6,659,000		7,030,372
Bacardi Ltd, 4.4500%, 5/15/25 (144A)	3,873,000		4,304,595
Bacardi Ltd, 4.7000%, 5/15/28 (144A)	4,806,000		5,591,217
CAB SELAS, 3.3750%, 2/1/28 (144A)	2,060,000	EUR	2,430,138
Catalent Pharma Solutions Inc, 3.1250%, 2/15/29 (144A)	4,016,000		3,889,014
Coca-Cola Co, 3.2500%, 6/11/24	4,990,000	AUD	3,998,511
Coca-Cola Co, 2.1250%, 9/6/29	5,330,000		5,499,334
Constellation Brands Inc, 3.5000%, 5/9/27	4,000,000		4,402,053
Constellation Brands Inc, 3.1500%, 8/1/29	13,870,000		14,874,190
Constellation Brands Inc, 2.8750%, 5/1/30	2,382,000		2,497,892
DaVita Inc, 4.6250%, 6/1/30 (144A)	3,808,000		3,915,462
Diageo Capital PLC, 1.3750%, 9/29/25	5,000,000		5,081,970
Diageo Capital PLC, 2.0000%, 4/29/30	1,709,000		1,710,197
Diageo Finance PLC, 1.7500%, 10/12/26	6,600,000	GBP	9,485,575
Elanco Animal Health Inc, 5.9000%, 8/28/28	7,370,000		8,624,890
Grifols SA, 2.2500%, 11/15/27	8,310,000	EUR	10,024,533
HCA Inc, 5.0000%, 3/15/24	67,000		74,030
HCA Inc, 5.2500%, 6/15/26	1,585,000		1,834,732
HCA Inc, 4.1250%, 6/15/29	9,349,000		10,527,687
HCA Inc, 3.5000%, 9/1/30	1,690,000		1,800,475

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2021

Janus Henderson Developed World Bond Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Consumer Non-Cyclical– (continued)
HCA Inc, 5.1250%, 6/15/39	$5,610,000		$7,007,602
Heineken NV, 3.5000%, 1/29/28 (144A)	2,320,000		2,564,379
Heineken NV, 1.5000%, 10/3/29	2,650,000	EUR	3,424,393
Heineken NV, 2.2500%, 3/30/30	1,800,000	EUR	2,468,906
Heineken NV, 2.0200%, 5/12/32	2,800,000	EUR	3,799,734
Hologic Inc, 3.2500%, 2/15/29 (144A)	9,236,000		9,155,185
IQVIA Inc, 5.0000%, 5/15/27 (144A)	4,897,000		5,129,608
Keurig Dr Pepper Inc, 4.5970%, 5/25/28	3,580,000		4,203,279
Keurig Dr Pepper Inc, 3.2000%, 5/1/30	929,000		1,004,180
Kimberly-Clark Corp, 3.1000%, 3/26/30	1,737,000		1,920,039
LVMH Moet Hennessy Louis Vuitton SE, 0.7500%, 5/26/24	5,000,000	EUR	6,088,150
McCormick & Co Inc/MD, 3.4000%, 8/15/27	6,433,000		7,093,707
Mondelez International Inc, 2.7500%, 4/13/30	666,000		701,525
Nestle Finance International Ltd, 2.2500%, 11/30/23	6,600,000	GBP	9,553,436
Nestle Holdings Inc, 3.9000%, 9/24/38 (144A)	13,745,000		16,382,554
PepsiCo Inc, 2.6250%, 7/29/29	2,695,000		2,888,398
Sunshine Mid BV, 6.5000%, 5/15/26	2,490,000	EUR	3,052,534
Sysco Corp, 3.5500%, 3/15/25	3,088,000		3,357,349
Tesco PLC, 6.1500%, 11/15/37 (144A)	9,601,000		12,762,874
Thermo Fisher Scientific Inc, 4.4970%, 3/25/30	1,368,000		1,628,902
Thermo Fisher Scientific Inc, 2.3750%, 4/15/32	1,600,000	EUR	2,210,639
Unilever PLC, 1.5000%, 7/22/26	3,700,000	GBP	5,299,678
Upjohn Inc, 2.7000%, 6/22/30 (144A)	6,345,000		6,415,949
Wm Morrison Supermarkets PLC, 3.5000%, 7/27/26	1,257,000	GBP	1,811,571
Zoetis Inc, 3.9000%, 8/20/28	2,450,000		2,785,551
Zoetis Inc, 2.0000%, 5/15/30	4,547,000		4,525,995
			250,669,207
Government Sponsored – 1.4%
Kreditanstalt fuer Wiederaufbau, 3.2000%, 9/11/26	30,000,000	AUD	24,909,814
Kreditanstalt fuer Wiederaufbau, 3.2000%, 3/15/28	13,660,000	AUD	11,432,982
			36,342,796
Insurance – 2.9%
Anthem Inc, 2.2500%, 5/15/30	2,905,000		2,929,983
Aviva PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 4.7000%, 4.0000%, 6/3/55‡	2,320,000	GBP	3,571,198
AXA SA, ICE LIBOR GBP 3 Month + 3.2700%, 5.6250%, 1/16/54‡	1,530,000	GBP	2,692,852
BUPA Finance PLC, 5.0000%, 12/8/26	8,200,000	GBP	13,240,066
BUPA Finance PLC, 4.1250%, 6/14/35	13,150,000	GBP	20,387,965
Centene Corp, 3.0000%, 10/15/30	3,876,000		3,981,737
Centene Corp, 2.5000%, 3/1/31	14,398,000		14,200,027
Legal & General Group PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 5.2500%, 4.5000%, 11/1/50‡	920,000	GBP	1,462,254
Phoenix Group Holdings PLC, 4.1250%, 7/20/22	1,600,000	GBP	2,288,119
Phoenix Group Holdings PLC, 6.6250%, 12/18/25	2,412,000	GBP	4,027,978
Scottish Widows Ltd, 5.5000%, 6/16/23	2,500,000	GBP	3,753,821
Scottish Widows Ltd, 7.0000%, 6/16/43	612,000	GBP	1,274,325
			73,810,325
Real Estate Investment Trusts (REITs) – 0.3%
Digital Intrepid Holdings BV, 0.6250%, 7/15/31	4,710,000	EUR	5,393,228
Digital Realty Trust LP, 4.7500%, 10/1/25	1,900,000		2,159,793
			7,553,021
Supranational – 0.3%
European Investment Bank, 2.7000%, 1/12/23	10,000,000	AUD	7,781,984
Technology – 7.8%
Autodesk Inc, 2.8500%, 1/15/30	10,745,000		11,337,439
Broadcom Inc, 4.1100%, 9/15/28	3,754,000		4,223,015
Broadcom Inc, 4.1500%, 11/15/30	3,810,000		4,272,591
Broadcom Inc, 2.6000%, 2/15/33 (144A)	5,235,000		5,119,143
Broadcom Inc, 3.7500%, 2/15/51 (144A)	3,754,000		3,918,834

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Developed World Bond Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Technology– (continued)
Clarivate Science Holdings Corp, 3.8750%, 6/30/28 (144A)	$6,748,000		$6,809,474
CrowdStrike Holdings Inc, 3.0000%, 2/15/29	5,068,000		5,072,815
DELL International LLC / EMC Corp, 6.0200%, 6/15/26	9,310,000		11,176,901
DELL International LLC / EMC Corp, 6.2000%, 7/15/30	2,990,000		3,844,693
Equinix Inc, 3.2000%, 11/18/29	9,789,000		10,499,725
Equinix Inc, 3.0000%, 7/15/50	4,397,000		4,221,792
Experian Finance PLC, 2.1250%, 9/27/24	3,500,000	GBP	5,025,040
Fiserv Inc, 2.2500%, 7/1/25	1,310,000	GBP	1,901,289
Fiserv Inc, 3.5000%, 7/1/29	6,240,000		6,866,134
Fiserv Inc, 1.6250%, 7/1/30	3,470,000	EUR	4,415,928
Gartner Inc, 3.7500%, 10/1/30 (144A)	4,237,000		4,334,917
Global Payments Inc, 2.6500%, 2/15/25	2,398,000		2,526,608
Global Payments Inc, 3.2000%, 8/15/29	3,880,000		4,153,001
Global Payments Inc, 2.9000%, 5/15/30	6,188,000		6,447,062
Iron Mountain Inc, 4.8750%, 9/15/27 (144A)	3,294,000		3,414,742
Iron Mountain Inc, 5.2500%, 3/15/28 (144A)	3,291,000		3,444,196
Iron Mountain Inc, 4.5000%, 2/15/31 (144A)	7,531,000		7,625,138
MSCI Inc, 4.0000%, 11/15/29 (144A)	2,026,000		2,137,430
MSCI Inc, 3.6250%, 9/1/30 (144A)	7,448,000		7,616,772
MSCI Inc, 3.6250%, 11/1/31 (144A)	6,702,000		6,874,241
Oracle Corp, 2.9500%, 4/1/30	5,490,000		5,783,254
PayPal Holdings Inc, 2.8500%, 10/1/29	2,440,000		2,631,451
Qorvo Inc, 3.3750%, 4/1/31 (144A)	3,305,000		3,444,537
Rackspace Technology Inc, 3.5000%, 2/15/28 (144A)	3,256,000		3,150,180
salesforce.com Inc, 3.7000%, 4/11/28	2,252,000		2,565,403
salesforce.com Inc, 1.9500%, 7/15/31	6,764,000		6,764,924
Square Inc, 3.5000%, 6/1/31 (144A)	12,826,000		12,938,227
VMware Inc, 3.9000%, 8/21/27	4,698,000		5,221,087
VMware Inc, 4.7000%, 5/15/30	14,565,000		17,233,582
			197,011,565
Total Corporate Bonds (cost $1,401,063,883)			1,490,624,624
Foreign Government Bonds– 24.9%
Australia Government Bond, 2.7500%, 4/21/24	53,129,000	AUD	42,788,151
Australia Government Bond, 0.2500%, 11/21/25	27,500,000	AUD	20,251,256
Australia Government Bond, 2.2500%, 5/21/28	28,000,000	AUD	22,582,459
Australia Government Bond, 3.2500%, 4/21/29	54,000,000	AUD	46,568,402
Australia Government Bond, 1.5000%, 6/21/31	28,000,000	AUD	21,006,561
Australia Government Bond, 2.7500%, 5/21/41	30,000,000	AUD	24,718,797
Australia Government Bond, 1.7500%, 6/21/51	60,000,000	AUD	39,727,310
Canadian Government Bond, 1.7500%, 3/1/23	65,000,000	CAD	53,606,120
Canadian Government Bond, 0.5000%, 12/1/30	77,000,000	CAD	57,270,070
European Investment Bank, 3.2500%, 1/29/24	17,000,000		18,216,511
Federal Republic of Germany Bond, 0%, 2/15/30	30,000,000	EUR	36,618,460
Federal Republic of Germany Bond, 0%, 8/15/50	32,000,000	EUR	34,874,029
Kingdom of Sweden Government Bond, 0.1250%, 5/12/31 (144A)	360,000,000	SEK	41,093,720
New Zealand Government Bond, 2.7500%, 4/15/25	33,000,000	NZD	24,614,058
New Zealand Government Bond, 0.5000%, 5/15/26	60,000,000	NZD	40,670,291
New Zealand Government Bond, 3.0000%, 4/20/29	20,000,000	NZD	15,470,364
New Zealand Government Bond, 1.5000%, 5/15/31	33,000,000	NZD	22,484,654
United Kingdom Gilt, 0.5000%, 7/22/22	33,000,000	GBP	45,870,278
United Kingdom Gilt, 0.1250%, 1/30/26	17,000,000	GBP	23,286,515
Total Foreign Government Bonds (cost $621,688,506)			631,718,006
United States Treasury Notes/Bonds– 4.6%
0.5000%, 2/28/26	92,000,000		90,605,625
1.6250%, 5/15/31	25,000,000		25,382,812
Total United States Treasury Notes/Bonds (cost $116,307,960)			115,988,437

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2021

Janus Henderson Developed World Bond Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Investment Companies– 7.6%
Money Markets – 7.6%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº,£((cost $192,920,720)	192,902,832	$192,922,122
Investments Purchased with Cash Collateral from Securities Lending– 0.2%
Investment Companies – 0.2%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº,£	3,924,662	3,924,662
Time Deposits – 0%
Royal Bank of Canada, 0.0500%, 7/1/21	$851,708	851,708
Total Investments Purchased with Cash Collateral from Securities Lending (cost $4,776,370)		4,776,370
Total Investments (total cost $2,408,356,932) – 99.0%		2,508,195,478
Cash, Receivables and Other Assets, net of Liabilities – 1.0%		24,891,171
Net Assets – 100%		$2,533,086,649

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,130,883,887	45.1%
United Kingdom	405,391,040	16.2
Australia	217,642,936	8.7
Germany	158,046,071	6.3
Canada	136,916,431	5.4
New Zealand	103,239,367	4.1
Netherlands	67,583,597	2.7
France	61,945,911	2.5
Sweden	53,887,901	2.1
Switzerland	47,987,784	1.9
Ireland	44,229,292	1.8
Spain	38,042,699	1.5
Supranational	25,998,495	1.0
Bermuda	9,895,812	0.4
Belgium	6,504,255	0.3

Total	$2,508,195,478	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Developed World Bond Fund

Schedule of Investments

June 30, 2021

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/21
Investment Companies - 7.6%
Money Markets - 7.6%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº	$136,591	$(1,888)	$1,402	$192,922,122
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Investment Companies - 0.2%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	5,588∆	-	-	3,924,662
Total Affiliated Investments - 7.8%	$142,179	$(1,888)	$1,402	$196,846,784

	Value at 6/30/20	Purchases	Sales Proceeds	Value at 6/30/21
Investment Companies - 7.6%
Money Markets - 7.6%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº	-	1,154,719,616	(961,797,008)	192,922,122
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Investment Companies - 0.2%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	-	27,223,538	(23,298,876)	3,924,662

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2021

Janus Henderson Developed World Bond Fund

Schedule of Investments

June 30, 2021

Schedule of Forward Foreign Currency Exchange Contracts

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
BNP Paribas:
Australian Dollar	7/28/21	3,029,229	$(2,289,378)	$(17,748)
Australian Dollar	7/28/21	(444,278,315)	342,038,043	8,872,023
Australian Dollar	7/28/21	(2,245,488)	1,680,667	(3,233)
British Pound	7/28/21	2,067,752	(2,873,755)	(13,649)
British Pound	7/28/21	(223,863,731)	315,943,100	6,295,782
British Pound	7/28/21	(441,600)	609,720	(1,099)
Canadian Dollar	7/28/21	(132,422,195)	108,752,421	1,908,630
Euro	7/28/21	11,002,102	(13,113,236)	(61,455)
Euro	7/28/21	(336,942,876)	408,996,154	9,281,184
New Zealand Dollar	7/28/21	(145,778,879)	104,082,704	2,220,688
Swedish Krona	7/28/21	(353,331,961)	42,407,285	1,095,553
Total				$29,576,676

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
10-Year Australian Bond	2,100	9/15/21	$222,313,190	$1,808,389	$178,258
Long Gilt	960	9/30/21	170,088,934	1,151,746	185,890
Ultra 10-Year Treasury Note	348	9/30/21	51,226,688	705,214	168,563
Total				$3,665,349	$532,711

Schedule of Centrally Cleared Credit Default Swaps - Buy Protection
Reference Asset	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
iTraxx Crossover Index, Fixed Rate 5.00%, Paid Quarterly	6/20/26	(41,600,000)	EUR	$(6,021,841)	$(162,133)	$93,432

Schedule of OTC Credit Default Swaps - Buy Protection
Counterparty/ Reference Asset	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Contracts, at Value Asset/(Liability)

Barclays Capital, Inc:

Renault SA, Fixed Rate 1.00%, Paid Quarterly	12/20/21	(3,000,000)	EUR	$10,704	$(16,958)	$(6,254)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Developed World Bond Fund

Schedule of Investments

June 30, 2021

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2021.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2021

	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$ -	$29,673,860	$ -	$29,673,860
Variation margin receivable on futures contracts	-	-	532,711	532,711
Variation margin receivable on swaps	93,432	-	-	93,432

Total Asset Derivatives	$ 93,432	$29,673,860	$ 532,711	$30,300,003
Liability Derivatives:
Forward foreign currency exchange contracts	$ -	$ 97,184	$ -	$ 97,184
Outstanding swap contracts, at value	6,254	-	-	6,254

Total Liability Derivatives	$ 6,254	$ 97,184	$ -	$ 103,438

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2021.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2021

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$ (3,451,003)	$ (3,451,003)
Forward foreign currency exchange contracts	-	(91,043,394)	-	(91,043,394)
Purchased options contracts	-	-	(232,899)	(232,899)
Swap contracts	16,346,744	-	-	16,346,744

Total	$16,346,744	$(91,043,394)	$ (3,683,902)	$(78,380,552)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$ 4,736,675	$ 4,736,675
Forward foreign currency exchange contracts	-	29,822,301	-	29,822,301
Swap contracts	(6,787,231)	-	-	(6,787,231)

Total	$ (6,787,231)	$ 29,822,301	$ 4,736,675	$ 27,771,745

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2021

Janus Henderson Developed World Bond Fund

Schedule of Investments

June 30, 2021

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended June 30, 2021

Market Value(a)
Credit default swaps, sell protection	$ 5,821,720
Credit default swaps, buy protection	(467,515)
Forward foreign currency exchange contracts, purchased	19,252,960
Forward foreign currency exchange contracts, sold	1,053,798,002
Futures contracts, purchased	148,591,195
Futures contracts, sold	132,723,099
Purchased options contracts, call	15,144

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Developed World Bond Fund

Notes to Schedule of Investments and Other Information

Bloomberg Barclays Global Aggregate Credit Index (USD Hedged)	Bloomberg Barclays Global Aggregate Credit Index (USD Hedged) measures the credit sector of the global investment grade fixed-rate bond market, including corporate, government and agency securities.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2021 is $464,545,093, which represents 18.3% of net assets.

ƒ

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See Notes to Financial Statements.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2021. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of June 30, 2021.

#	Loaned security; a portion of the security is on loan at June 30, 2021.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

18	JUNE 30, 2021

Janus Henderson Developed World Bond Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$10,677,530	$-
Bank Loans and Mezzanine Loans	-	61,488,389	-
Corporate Bonds	-	1,490,624,624	-
Foreign Government Bonds	-	631,718,006	-
United States Treasury Notes/Bonds	-	115,988,437	-
Investment Companies	-	192,922,122	-
Investments Purchased with Cash Collateral from Securities Lending	-	4,776,370	-
Total Investments in Securities	$-	$2,508,195,478	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	29,673,860	-
Variation Margin Receivable on Futures Contracts	532,711	-	-
Variation Margin Receivable on Swaps	-	93,432	-
Total Assets	$532,711	$2,537,962,770	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$97,184	$-
Outstanding Swap Contracts, at Value	-	6,254	-
Total Liabilities	$-	$103,438	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	19

Janus Henderson Developed World Bond Fund

Statement of Assets and Liabilities

June 30, 2021

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $2,211,511,550)(1)	$2,311,348,694
Affiliated investments, at value (cost $196,845,382)	196,846,784
Deposits with brokers for centrally cleared derivatives	1,950,422
Deposits with brokers for futures	9,909,909
Forward foreign currency exchange contracts	29,673,860
Cash denominated in foreign currency (cost $337,806)	337,806
Receivable for variation margin on futures contracts	532,711
Receivable for variation margin on swaps	93,432
Non-interested Trustees' deferred compensation	61,639
Receivables:
Interest	14,971,802
Fund shares sold	6,982,178
Investments sold	957,554
Dividends from affiliates	8,789
Foreign tax reclaims	880
Other assets	2,039,188
Total Assets	2,575,715,648
Liabilities:
Due to custodian	24
Collateral for securities loaned (Note 3)	4,776,370
Forward foreign currency exchange contracts	97,184
Outstanding swap contracts, at value (premium paid $10,704)	6,254
Payables:	—
Investments purchased	28,387,589
Fund shares repurchased	7,556,332
Advisory fees	825,964
Transfer agent fees and expenses	323,486
Dividends	256,604
Non-interested Trustees' deferred compensation fees	61,639
Professional fees	58,921
12b-1 Distribution and shareholder servicing fees	54,315
Custodian fees	25,919
Non-interested Trustees' fees and expenses	8,606
Affiliated fund administration fees payable	5,063
Accrued expenses and other payables	184,729
Total Liabilities	42,628,999
Net Assets	$2,533,086,649

See Notes to Financial Statements.

20	JUNE 30, 2021

Janus Henderson Developed World Bond Fund

Statement of Assets and Liabilities

June 30, 2021

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,502,967,240
Total distributable earnings (loss)	30,119,409
Total Net Assets	$2,533,086,649
Net Assets - Class A Shares	$116,628,824
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,750,783
Net Asset Value Per Share(2)	$9.93
Maximum Offering Price Per Share(3)	$10.43
Net Assets - Class C Shares	$36,918,479
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,747,563
Net Asset Value Per Share(2)	$9.85
Net Assets - Class D Shares	$39,211,046
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,952,173
Net Asset Value Per Share	$9.92
Net Assets - Class I Shares	$2,151,534,415
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	217,514,416
Net Asset Value Per Share	$9.89
Net Assets - Class N Shares	$69,800,416
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,053,692
Net Asset Value Per Share	$9.90
Net Assets - Class S Shares	$526,794
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	53,135
Net Asset Value Per Share	$9.91
Net Assets - Class T Shares	$118,466,675
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,950,729
Net Asset Value Per Share	$9.91

(1) Includes $4,101,822 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Developed World Bond Fund

Statement of Operations

For the year ended June 30, 2021

Investment Income:
Interest	$52,137,478
Dividends from affiliates	136,591
Affiliated securities lending income, net	5,588
Unaffiliated securities lending income, net	389
Other income	579,435
Total Investment Income	52,859,481
Expenses:
Advisory fees	10,708,838
12b-1 Distribution and shareholder servicing fees:
Class A Shares	236,076
Class C Shares	374,725
Class S Shares	1,068
Transfer agent administrative fees and expenses:
Class D Shares	48,620
Class S Shares	1,250
Class T Shares	328,400
Transfer agent networking and omnibus fees:
Class A Shares	104,983
Class C Shares	23,844
Class I Shares	1,551,147
Other transfer agent fees and expenses:
Class A Shares	5,858
Class C Shares	2,028
Class D Shares	6,279
Class I Shares	75,002
Class N Shares	1,660
Class S Shares	17
Class T Shares	1,335
Registration fees	258,706
Shareholder reports expense	165,345
Custodian fees	154,348
Professional fees	86,498
Affiliated fund administration fees	59,578
Non-interested Trustees’ fees and expenses	36,095
Other expenses	198,899
Total Expenses	14,430,599
Less: Excess Expense Reimbursement and Waivers	(1,383,413)
Net Expenses	13,047,186
Net Investment Income/(Loss)	39,812,295

See Notes to Financial Statements.

22	JUNE 30, 2021

Janus Henderson Developed World Bond Fund

Statement of Operations

For the year ended June 30, 2021

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$44,185,876
Investments in affiliates	(1,888)
Purchased options contracts	(232,899)
Forward foreign currency exchange contracts	(91,043,394)
Futures contracts	(3,451,003)
Swap contracts	16,346,744
Total Net Realized Gain/(Loss) on Investments	(34,196,564)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	45,682,421
Investments in affiliates	1,402
Forward foreign currency exchange contracts	29,822,301
Futures contracts	4,736,675
Swap contracts	(6,787,231)
Total Change in Unrealized Net Appreciation/Depreciation	73,455,568
Net Increase/(Decrease) in Net Assets Resulting from Operations	$79,071,299

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Developed World Bond Fund

Statements of Changes in Net Assets

	Year ended June 30, 2021	Year ended June 30, 2020

Operations:
Net investment income/(loss)	$39,812,295	$24,084,973
Net realized gain/(loss) on investments	(34,196,564)	2,174,368
Change in unrealized net appreciation/depreciation	73,455,568	43,791,330
Net Increase/(Decrease) in Net Assets Resulting from Operations	79,071,299	70,050,671
Dividends and Distributions to Shareholders:
Class A Shares	(4,193,238)	(2,024,158)
Class C Shares	(1,436,555)	(995,645)
Class D Shares	(2,003,163)	(765,327)
Class I Shares	(79,060,449)	(44,470,595)
Class N Shares	(2,330,650)	(705,033)
Class S Shares	(20,071)	(6,868)
Class T Shares	(5,896,176)	(4,088,674)
Net Decrease from Dividends and Distributions to Shareholders	(94,940,302)	(53,056,300)
Capital Share Transactions:
Class A Shares	58,458,767	6,448,882
Class C Shares	(605,785)	(349,460)
Class D Shares	9,490,073	13,866,899
Class I Shares	815,113,216	383,616,125
Class N Shares	38,474,230	26,213,329
Class S Shares	309,474	61,348
Class T Shares	19,659,990	31,399,317
Net Increase/(Decrease) from Capital Share Transactions	940,899,965	461,256,440
Net Increase/(Decrease) in Net Assets	925,030,962	478,250,811
Net Assets:
Beginning of period	1,608,055,687	1,129,804,876
End of period	$2,533,086,649	$1,608,055,687

See Notes to Financial Statements.

24	JUNE 30, 2021

Janus Henderson Developed World Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during the year or period ended June 30	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$9.94	$9.69	$9.35	$9.46	$9.34
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.17	0.14	0.18	0.21	0.26
Net realized and unrealized gain/(loss)	0.26	0.44	0.58	(0.12)	0.11
Total from Investment Operations	0.43	0.58	0.76	0.09	0.37
Less Dividends and Distributions:
Dividends (from net investment income)	(0.44)	(0.30)	(0.42)	(0.20)	(0.12)
Distributions (from capital gains)	—	(0.03)	—	—	—
Return of capital	—	—	—	—	(0.13)
Total Dividends and Distributions	(0.44)	(0.33)	(0.42)	(0.20)	(0.25)
Net Asset Value, End of Period	$9.93	$9.94	$9.69	$9.35	$9.46
Total Return*	4.30%	6.07%	8.48%	0.99%	3.99%
Net Assets, End of Period (in thousands)	$116,629	$59,079	$51,463	$40,600	$43,047
Average Net Assets for the Period (in thousands)	$94,430	$59,858	$43,495	$43,700	$60,131
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.92%	0.94%	0.99%	0.98%	1.01%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	0.90%	0.99%	0.98%	1.01%
Ratio of Net Investment Income/(Loss)	1.69%	1.45%	1.98%	2.23%	2.99%
Portfolio Turnover Rate	37%	88%	42%	125%	112%

Class C Shares
For a share outstanding during the year or period ended June 30	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$9.87	$9.63	$9.30	$9.41	$9.29
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.10	0.07	0.12	0.14	0.19
Net realized and unrealized gain/(loss)	0.24	0.43	0.57	(0.12)	0.11
Total from Investment Operations	0.34	0.50	0.69	0.02	0.30
Less Dividends and Distributions:
Dividends (from net investment income)	(0.36)	(0.23)	(0.36)	(0.13)	(0.08)
Distributions (from capital gains)	—	(0.03)	—	—	—
Return of capital	—	—	—	—	(0.10)
Total Dividends and Distributions	(0.36)	(0.26)	(0.36)	(0.13)	(0.18)
Net Asset Value, End of Period	$9.85	$9.87	$9.63	$9.30	$9.41
Total Return*	3.47%	5.26%	7.67%	0.25%	3.31%
Net Assets, End of Period (in thousands)	$36,918	$37,641	$37,165	$40,085	$39,923
Average Net Assets for the Period (in thousands)	$38,596	$37,191	$36,574	$39,996	$46,079
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.60%	1.64%	1.72%	1.72%	1.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.55%	1.62%	1.72%	1.72%	1.77%
Ratio of Net Investment Income/(Loss)	0.99%	0.74%	1.27%	1.48%	2.22%
Portfolio Turnover Rate	37%	88%	42%	125%	112%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Developed World Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during the year or period ended July 31	2016
Net Asset Value, Beginning of Period	$9.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.25
Net realized and unrealized gain/(loss)	0.24
Total from Investment Operations	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)
Total Dividends and Distributions	(0.24)
Net Asset Value, End of Period	$9.34
Total Return*	5.46%
Net Assets, End of Period (in thousands)	$66,863
Average Net Assets for the Period (in thousands)	$47,477
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.04%(2)
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.04%(2)
Ratio of Net Investment Income/(Loss)	2.72%(3)
Portfolio Turnover Rate	110%

Class C Shares
For a share outstanding during the year or period ended July 31	2016
Net Asset Value, Beginning of Period	$9.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18
Net realized and unrealized gain/(loss)	0.24
Total from Investment Operations	0.42
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)
Total Dividends and Distributions	(0.17)
Net Asset Value, End of Period	$9.29
Total Return*	4.70%
Net Assets, End of Period (in thousands)	$50,531
Average Net Assets for the Period (in thousands)	$40,443
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.80%(2)
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.80%(2)
Ratio of Net Investment Income/(Loss)	1.98%(3)
Portfolio Turnover Rate	110%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.

(3) The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

26	JUNE 30, 2021

Janus Henderson Developed World Bond Fund

Financial Highlights

Class D Shares
For a share outstanding during the year or period ended June 30	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$9.93	$9.69	$9.34	$9.45	$9.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.19	0.16	0.20	0.22	0.02
Net realized and unrealized gain/(loss)	0.25	0.43	0.59	(0.11)	(0.03)
Total from Investment Operations	0.44	0.59	0.79	0.11	(0.01)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.45)	(0.32)	(0.44)	(0.22)	(0.01)
Distributions (from capital gains)	—	(0.03)	—	—	—
Return of capital	—	—	—	—	(0.02)
Total Dividends and Distributions	(0.45)	(0.35)	(0.44)	(0.22)	(0.03)
Net Asset Value, End of Period	$9.92	$9.93	$9.69	$9.34	$9.45
Total Return*	4.43%	6.17%	8.78%	1.17%	(0.09)%
Net Assets, End of Period (in thousands)	$39,211	$30,219	$16,056	$8,848	$450
Average Net Assets for the Period (in thousands)	$42,506	$21,662	$10,281	$6,302	$270
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.70%	0.75%	0.86%	0.79%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.73%	0.81%	0.79%	0.89%
Ratio of Net Investment Income/(Loss)	1.86%	1.65%	2.13%	2.39%	3.54%
Portfolio Turnover Rate	37%	88%	42%	125%	112%

Class I Shares
For a share outstanding during the year or period ended June 30	2021	2020	2019	2018	2017(3)
Net Asset Value, Beginning of Period	$9.91	$9.66	$9.32	$9.43	$9.31
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.19	0.17	0.21	0.23	0.27
Net realized and unrealized gain/(loss)	0.25	0.43	0.58	(0.11)	0.12
Total from Investment Operations	0.44	0.60	0.79	0.12	0.39
Less Dividends and Distributions:
Dividends (from net investment income)	(0.46)	(0.32)	(0.45)	(0.23)	(0.12)
Distributions (from capital gains)	—	(0.03)	—	—	—
Return of capital	—	—	—	—	(0.15)
Total Dividends and Distributions	(0.46)	(0.35)	(0.45)	(0.23)	(0.27)
Net Asset Value, End of Period	$9.89	$9.91	$9.66	$9.32	$9.43
Total Return*	4.46%	6.36%	8.77%	1.25%	4.26%
Net Assets, End of Period (in thousands)	$2,151,534	$1,348,740	$948,619	$659,214	$333,853
Average Net Assets for the Period (in thousands)	$1,744,298	$1,202,926	$732,591	$496,179	$326,067
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.65%	0.68%	0.74%	0.72%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.58%	0.65%	0.74%	0.72%	0.76%
Ratio of Net Investment Income/(Loss)	1.94%	1.71%	2.23%	2.47%	3.21%
Portfolio Turnover Rate	37%	88%	42%	125%	112%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through June 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Developed World Bond Fund

Financial Highlights

Class I Shares
For a share outstanding during the year or period ended July 31	2016
Net Asset Value, Beginning of Period	$9.06
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.27
Net realized and unrealized gain/(loss)	0.23
Total from Investment Operations	0.50
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)
Total Dividends and Distributions	(0.25)
Net Asset Value, End of Period	$9.31
Total Return*	5.70%
Net Assets, End of Period (in thousands)	$323,462
Average Net Assets for the Period (in thousands)	$227,875
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.79%(2)
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%(2)
Ratio of Net Investment Income/(Loss)	2.96%(3)
Portfolio Turnover Rate	110%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.

(3) The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

28	JUNE 30, 2021

Janus Henderson Developed World Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$9.91	$9.67	$9.32	$9.44	$9.32
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.19	0.18	0.21	0.23	0.28
Net realized and unrealized gain/(loss)	0.26	0.42	0.59	(0.12)	0.11
Total from Investment Operations	0.45	0.60	0.80	0.11	0.39
Less Dividends and Distributions:
Dividends (from net investment income)	(0.46)	(0.33)	(0.45)	(0.23)	(0.12)
Distributions (from capital gains)	—	(0.03)	—	—	—
Return of capital	—	—	—	—	(0.15)
Total Dividends and Distributions	(0.46)	(0.36)	(0.45)	(0.23)	(0.27)
Net Asset Value, End of Period	$9.90	$9.91	$9.67	$9.32	$9.44
Total Return*	4.58%	6.32%	8.94%	1.19%	4.31%
Net Assets, End of Period (in thousands)	$69,800	$31,829	$5,789	$4,168	$1,340
Average Net Assets for the Period (in thousands)	$50,273	$19,208	$5,062	$2,007	$1,434
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.56%	0.61%	0.71%	0.67%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.56%	0.59%	0.67%	0.67%	0.70%
Ratio of Net Investment Income/(Loss)	1.94%	1.82%	2.31%	2.51%	3.25%
Portfolio Turnover Rate	37%	88%	42%	125%	112%

Class S Shares
For a share outstanding during the year or period ended June 30	2021	2020	2019	2018	2017(3)
Net Asset Value, Beginning of Period	$9.93	$9.69	$9.34	$9.45	$9.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.15	0.13	0.18	0.20	—(4)
Net realized and unrealized gain/(loss)	0.25	0.42	0.59	(0.12)	(0.01)
Total from Investment Operations	0.40	0.55	0.77	0.08	(0.01)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.42)	(0.28)	(0.42)	(0.19)	(0.01)
Distributions (from capital gains)	—	(0.03)	—	—	—
Return of capital	—	—	—	—	(0.02)
Total Dividends and Distributions	(0.42)	(0.31)	(0.42)	(0.19)	(0.03)
Net Asset Value, End of Period	$9.91	$9.93	$9.69	$9.34	$9.45
Total Return*	3.99%	5.83%	8.51%	0.85%	(0.11)%
Net Assets, End of Period (in thousands)	$527	$224	$158	$121	$50
Average Net Assets for the Period (in thousands)	$500	$201	$141	$70	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.62%	2.55%	3.21%	2.19%	1.22%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.02%	1.06%	1.06%	1.05%	1.22%
Ratio of Net Investment Income/(Loss)	1.50%	1.31%	1.91%	2.12%	(0.55)%
Portfolio Turnover Rate	37%	88%	42%	125%	112%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Period from June 5, 2017 (inception date) through June 30, 2017.

(4) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Developed World Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended July 31	2016(1)
Net Asset Value, Beginning of Period	$8.99
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.17
Net realized and unrealized gain/(loss)	0.32
Total from Investment Operations	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)
Total Dividends and Distributions	(0.16)
Net Asset Value, End of Period	$9.32
Total Return*	5.57%
Net Assets, End of Period (in thousands)	$1,528
Average Net Assets for the Period (in thousands)	$1,413
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.73%(3)
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%(3)
Ratio of Net Investment Income/(Loss)	2.77%(4)
Portfolio Turnover Rate	110%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from November 30, 2015 (inception date) through July 31, 2016.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.

(4) The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

30	JUNE 30, 2021

Janus Henderson Developed World Bond Fund

Financial Highlights

Class T Shares
For a share outstanding during the year or period ended June 30	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$9.93	$9.68	$9.34	$9.45	$9.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.17	0.15	0.19	0.21	—(3)
Net realized and unrealized gain/(loss)	0.25	0.44	0.58	(0.10)	(0.01)
Total from Investment Operations	0.42	0.59	0.77	0.11	(0.01)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.44)	(0.31)	(0.43)	(0.22)	(0.01)
Distributions (from capital gains)	—	(0.03)	—	—	—
Return of capital	—	—	—	—	(0.02)
Total Dividends and Distributions	(0.44)	(0.34)	(0.43)	(0.22)	(0.03)
Net Asset Value, End of Period	$9.91	$9.93	$9.68	$9.34	$9.45
Total Return*	4.23%	6.17%	8.59%	1.11%	(0.10)%
Net Assets, End of Period (in thousands)	$118,467	$100,323	$70,554	$30,023	$55
Average Net Assets for the Period (in thousands)	$131,360	$106,719	$45,901	$19,756	$53
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%	0.84%	0.91%	0.89%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.83%	0.90%	0.88%	0.95%
Ratio of Net Investment Income/(Loss)	1.74%	1.52%	2.05%	2.31%	(0.01)%
Portfolio Turnover Rate	37%	88%	42%	125%	112%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through June 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	31

Janus Henderson Developed World Bond Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Developed World Bond Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through current income and capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson Strategic Income Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial highlights.

The last fiscal year end of the Predecessor Fund was July 31, 2016. Subsequent to July 31, 2016, the Fund changed its fiscal year end to June 30, 2017, to reflect the fiscal year end of certain funds of the Trust.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain

32	JUNE 30, 2021

Janus Henderson Developed World Bond Fund

Notes to Financial Statements

retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Janus Investment Fund	33

Janus Henderson Developed World Bond Fund

Notes to Financial Statements

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

34	JUNE 30, 2021

Janus Henderson Developed World Bond Fund

Notes to Financial Statements

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2021 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

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The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty

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and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

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During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable).

Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the year, the Fund purchased call options on bond futures in order to increase interest rate risk exposure where reducing this exposure via other markets such as the cash bond market was less attractive.

There were no purchased options held at June 30, 2021.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap

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transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, inflation swaps and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements, for investment purposes, to add leverage to its Fund, or to hedge against widening credit spreads on high-yield/high-risk bonds. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

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If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the year, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

During the year, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were

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not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

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Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2021.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets

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Notes to Financial Statements

and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2021” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

BNP Paribas	$29,673,860	$(97,184)	$—	$29,576,676
JPMorgan Chase Bank, National Association	4,101,822	—	(4,101,822)	—

Total	$33,775,682	$(97,184)	$(4,101,822)	$29,576,676

Janus Investment Fund	43

Janus Henderson Developed World Bond Fund

Notes to Financial Statements

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital, Inc	$6,254	$—	$—	$6,254
BNP Paribas	97,184	(97,184)	—	—

Total	$103,438	$(97,184)	$—	$6,254
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.
JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as

44	JUNE 30, 2021

Janus Henderson Developed World Bond Fund

Notes to Financial Statements

determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2021, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $4,101,822. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2021 is $4,776,370, resulting in the net amount due to the counterparty of $674,548.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no

Janus Investment Fund	45

Janus Henderson Developed World Bond Fund

Notes to Financial Statements

bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases (including TBA commitments) are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.55
Next $500 Million	0.50
Above $1.5 Billion	0.45

The Fund’s actual investment advisory fee rate for the reporting period was 0.51% of average annual net assets before any applicable waivers.

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of Janus Capital. In this capacity, such employees of HGIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, networking/omnibus/administrative fees and out-of-pocket transfer agency fees, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (but not including out-of-pocket costs), and administrative services fees, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.57% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least October 31, 2021. Networking/omnibus/administrative fees and out-of-pocket transfer agency fees were not waived under the Fund’s prior expense limitation agreement. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is

46	JUNE 30, 2021

Janus Henderson Developed World Bond Fund

Notes to Financial Statements

not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the

Janus Investment Fund	47

Janus Henderson Developed World Bond Fund

Notes to Financial Statements

Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $357,443 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $559,325 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

48	JUNE 30, 2021

Janus Henderson Developed World Bond Fund

Notes to Financial Statements

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2021, Janus Henderson Distributors retained upfront sales charges of $21,481.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended June 30, 2021, redeeming shareholders of Class A Shares paid CDSCs of $4,937 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2021, redeeming shareholders of Class C Shares paid CDSCs of $5,198.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 3,752,440	$ -	$ (57,047,898)	$ -	$ -	$1,655,859	$ 81,759,008

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2021, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2021
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(20,524,014)	$(36,523,884)	$ (57,047,898)

During the year ended June 30, 2021, capital loss carryovers of $28,095,366 were utilized by the Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and straddle loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,426,436,470	$93,741,591	$(11,982,583)	$ 81,759,008

Janus Investment Fund	49

Janus Henderson Developed World Bond Fund

Notes to Financial Statements

Information on the tax components of derivatives as of June 30, 2021 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 25,243,408	$ 1,808,389	$ -	$ 1,808,389

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 94,940,302	$ -	$ -	$ -

For the year ended June 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 49,183,244	$ 3,873,056	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ (30,142,551)	$ 30,142,551

50	JUNE 30, 2021

Janus Henderson Developed World Bond Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2021		Year ended June 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	8,247,886	$ 82,966,547	3,649,180	$ 35,708,506
Reinvested dividends and distributions	378,103	3,794,172	188,803	1,833,350
Shares repurchased	(2,820,240)	(28,301,952)	(3,202,078)	(31,092,974)
Net Increase/(Decrease)	5,805,749	$ 58,458,767	635,905	$ 6,448,882
Class C Shares:
Shares sold	1,360,416	$ 13,596,096	1,902,787	$ 18,490,357
Reinvested dividends and distributions	130,435	1,301,199	92,453	889,160
Shares repurchased	(1,557,174)	(15,503,080)	(2,040,062)	(19,728,977)
Net Increase/(Decrease)	(66,323)	$ (605,785)	(44,822)	$ (349,460)
Class D Shares:
Shares sold	3,132,766	$ 31,558,549	2,705,399	$ 26,522,420
Reinvested dividends and distributions	195,089	1,957,862	76,724	745,010
Shares repurchased	(2,417,999)	(24,026,338)	(1,396,780)	(13,400,531)
Net Increase/(Decrease)	909,856	$ 9,490,073	1,385,343	$ 13,866,899
Class I Shares:
Shares sold	134,791,042	$1,345,843,218	101,325,222	$985,964,932
Reinvested dividends and distributions	6,945,500	69,444,411	4,018,988	38,927,774
Shares repurchased	(60,371,629)	(600,174,413)	(67,365,757)	(641,276,581)
Net Increase/(Decrease)	81,364,913	$ 815,113,216	37,978,453	$383,616,125
Class N Shares:
Shares sold	5,276,998	$ 52,771,404	3,886,797	$ 37,866,390
Reinvested dividends and distributions	206,687	2,066,035	64,923	629,285
Shares repurchased	(1,641,725)	(16,363,209)	(1,338,783)	(12,282,346)
Net Increase/(Decrease)	3,841,960	$ 38,474,230	2,612,937	$ 26,213,329
Class S Shares:
Shares sold	43,131	$ 436,940	6,278	$ 61,936
Reinvested dividends and distributions	2,002	20,071	709	6,868
Shares repurchased	(14,520)	(147,537)	(781)	(7,456)
Net Increase/(Decrease)	30,613	$ 309,474	6,206	$ 61,348
Class T Shares:
Shares sold	10,015,363	$ 100,449,246	13,094,096	$128,213,150
Reinvested dividends and distributions	581,389	5,827,151	419,488	4,065,526
Shares repurchased	(8,750,663)	(86,616,407)	(10,695,753)	(100,879,359)
Net Increase/(Decrease)	1,846,089	$ 19,659,990	2,817,831	$ 31,399,317

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Janus Henderson Developed World Bond Fund

Notes to Financial Statements

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,299,775,258	$ 704,346,452	$ 116,253,906	$ 8,134,100

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

52	JUNE 30, 2021

Janus Henderson Developed World Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Developed World Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Developed World Bond Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2021, the related statement of operations for the year ended June 30, 2021, the statements of changes in net assets for each of the two years in the period ended June 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein beginning on or after August 1, 2016 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2021 and the financial highlights for each of the periods indicated therein beginning on or after August 1, 2016 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended July 31, 2016 and the financial highlights for each of the periods ended on or prior to July 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 23, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 20, 2021

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

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Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

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Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

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Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

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Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

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Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

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Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Capital Management LLC, the Fund’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”).

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the annual period ended June 30, 2021, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2020 through December 31, 2020 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Fund was able to meet redemptions during the normal course of business during the Reporting Period, and discussed the additional actions that the Liquidity Risk Working Group took during the period of market volatility in the spring of 2020 to monitor the Fund’s liquidity. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, taking into account the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2021. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2021:

Section 163(j) Interest Dividend	100%

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Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 51 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present

Independent Consultant (since 2019) and Chief Operating Officer, muun chi LLC (organic food business) (since 2020). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

51

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	51

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	51

Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	73

Janus Henderson Developed World Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	51	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	51

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

74	JUNE 30, 2021

Janus Henderson Developed World Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	51

Director of Family Service of Lake County (since 2019). Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	51

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), and Director of Walmart (until 2017).

Janus Investment Fund	75

Janus Henderson Developed World Bond Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jenna Barnard 151 Detroit Street Denver, CO 80206 DOB: 1980	Executive Vice President and Co-Portfolio Manager Janus Henderson Developed World Bond Fund	12/08-Present	Co-Head of Strategic Fixed Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
John Pattullo 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Janus Henderson Developed World Bond Fund	12/08-Present	Co-Head of Strategic Fixed Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President and Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Management LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

76	JUNE 30, 2021

Janus Henderson Developed World Bond Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Capital Management LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017-September 2017), Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Services LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	77

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93077 08-21

ANNUAL REPORT June 30, 2021

Janus Henderson Dividend & Income Builder Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Dividend & Income Builder Fund

Janus Henderson Dividend & Income Builder Fund (unaudited)

FUND SNAPSHOT

 The Janus Henderson Dividend & Income Builder Fund is a global portfolio of income-producing securities. The Fund invests primarily in dividend-paying equities, with an allocation to fixed income securities. The equity and fixed income allocation is driven by assessment of the relative attractiveness of income opportunities within each asset class and views on the broader market environment.

Within the equity allocation, we seek companies that pay an attractive and sustainable dividend yield with the capability to grow over the medium to long term. The fixed income allocation is used opportunistically in the 10% to 30% range as well as to seek to protect capital when the portfolio management team thinks the macroenvironment dictates it; this allows us to seek to reduce the beta further when appropriate.

Alex Crooke co-portfolio manager	Faizan Baig co-portfolio manager	Ben Lofthouse co-portfolio manager	Jenna Barnard co-portfolio manager	John Pattullo co-portfolio manager

PERFORMANCE

The Janus Henderson Dividend & Income Builder Fund Class I shares returned 24.68% for the 12-month period ended June 30, 2021. The Fund’s primary benchmark, the MSCI World IndexSM, returned 39.04%. The Fund’s secondary benchmark, the 75% MSCI World / 25% Bloomberg Barclays Global Aggregate Credit (USD Hedged) Index, returned 29.33%. The secondary benchmark is an internally calculated, hypothetical combination of total returns from the MSCI World Index (75%) and the Bloomberg Barclays Global Aggregate Credit (USD Hedged) Index (25%).

INVESTMENT ENVIRONMENT

The period under review was dominated by the COVID-19 pandemic; after an initial panic and liquidity crisis, equity and fixed income markets both performed strongly in the wake of stimulus injected across the globe. Dividend strategies, however, did not fare as well, despite the collapse in interest rates generating record demand for high-quality credit.

There was a clear shift toward sectors and industries that were clear beneficiaries of the economy’s reopening, such as consumer discretionary, materials and industrials. The information technology sector extended its strong performance, as the market cemented its belief that the digitalization step-change precipitated by the lockdowns will persist. Defensive sectors such as utilities and health care underperformed.

In some regions (such as the UK) where dividend cuts were prevalent in 2020, we have seen payments reinstated, with most companies returning to the dividend register and others making “catch-up” payments and special dividends.

PERFORMANCE DISCUSSION

From a sector perspective, the biggest laggard relative to the benchmark was financials. Here, banks and diversified financials notably outperformed insurance, and the Fund’s higher exposure to insurance companies versus diversified financials detracted from relative performance. We have favored insurance companies during the pandemic period as they have been able to pay attractive

Janus Investment Fund	1

Janus Henderson Dividend & Income Builder Fund (unaudited)

dividends for the Fund, and we believe they may be likely to have lower COVID-related losses than the market prices in. Our holdings in health care also contributed negatively to performance, as the market rotated to more cyclical names in the sector. However, toward period end the Fund’s holdings traded at very attractive valuations relative to their defensible competitive positions and growth profiles. Overall, we see good levels of capital and income upside from our holdings in the sector.

The Fund’s fixed income allocation also detracted over the period, as global bonds experienced a disappointing year on the back of rising inflation expectations.

Stock selection in technology was a notable positive driver of relative outperformance during the period, with holdings proving resilient in both up and down markets due to demand. We added to the space over the period on the view that the valuations and dividend yields appear attractive in the low rate environment. Materials was one of the best-performing sectors in the index, and the Fund’s overweight contributed on a relative basis. Finally, although consumer discretionary underperformed relative to the benchmark over the period, our stock picking in the sector benefited relative returns.

DERIVITAVES USAGE

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

It has been encouraging to see that company results in general have been as strong as they have, given that so much of the global economy has not reopened. In the U.S., we often forget how much of the rest of the world remains closed and how much service activity went with it. We are seeing some of that gap close in leisure, but not yet in business. It has been disappointing to see countries delay reopening as vaccine rollouts (ex U.S., UK and Israel) have been very slow or nonexistent. While most investors in the U.S. are consumed with the inflation (and rates) debate, the rest of the world is nowhere near normalization. Even China has begun to discuss possible easing schemes. That may bode well for Asian and European markets; however, the jury is still out. We continue to see signs of companies being more comfortable to distribute dividends and this is supportive for the Fund’s income generation during the remainder of the year.

2	JUNE 30, 2021

Janus Henderson Dividend & Income Builder Fund (unaudited)

Fund At A Glance

June 30, 2021

5 Top Contributors - Equity Sleeve Holdings			5 Top Detractors - Equity Sleeve Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	3.18%	2.24%	Novartis AG	2.06%	-0.64%
Samsung Electronics Co Ltd	3.14%	0.97%	GlaxoSmithKline PLC	0.90%	-0.63%
Entain PLC	0.76%	0.55%	Nestle SA (REG)	2.76%	-0.58%
ING Groep NV	1.20%	0.51%	Roche Holding AG	1.76%	-0.56%
Anglo American PLC	1.43%	0.38%	Cisco Systems Inc	2.58%	-0.53%

	5 Top Contributors - Equity Sleeve Sectors*
		Relative	Equity Sleeve	MSCI World Index
		Contribution	Average Weight	Average Weight
	Information Technology	1.73%	16.69%	21.63%
	Materials	0.02%	6.50%	4.53%
	Real Estate	-0.08%	2.22%	2.74%
	Consumer Discretionary	-0.28%	6.21%	11.89%
	Energy	-0.52%	3.36%	2.94%

	5 Top Detractors - Equity Sleeve Sectors*
		Relative	Equity Sleeve	MSCI World Index
		Contribution	Average Weight	Average Weight
	Financials	-1.89%	14.53%	12.98%
	Utilities	-1.43%	8.55%	3.11%
	Health Care	-1.40%	14.30%	13.05%
	Communication Services	-1.33%	4.58%	8.99%
	Consumer Staples	-1.25%	11.81%	7.62%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Investment Fund	3

Janus Henderson Dividend & Income Builder Fund (unaudited)

Fund At A Glance

June 30, 2021

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	3.8%
Samsung Electronics Co Ltd
Technology Hardware, Storage & Peripherals	3.0%
Nestle SA (REG)
Food Products	2.3%
UPM-Kymmene Oyj
Paper & Forest Products	2.1%
AstraZeneca PLC
Pharmaceuticals	2.0%
13.2%

Asset Allocation - (% of Net Assets)
Common Stocks	83.0%
Corporate Bonds	11.0%
Preferred Stocks	3.0%
Investment Companies	2.5%
Other	0.5%
100.0%

Emerging markets comprised 6.4% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2021	As of June 30, 2020

4	JUNE 30, 2021

Janus Henderson Dividend & Income Builder Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2021				Prospectus Expense Ratios
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	24.38%	7.89%	7.87%	1.25%	1.16%
Class A Shares at MOP	17.23%	6.78%	7.25%
Class C Shares at NAV	23.48%	7.04%	7.04%	2.00%	1.91%
Class C Shares at CDSC	22.48%	7.04%	7.04%
Class D Shares	24.58%	8.03%	8.02%	1.20%	0.99%
Class I Shares	24.68%	8.12%	8.11%	1.00%	0.91%
Class N Shares	24.71%	8.13%	8.08%	1.51%	0.84%
Class S Shares	24.68%	7.87%	7.77%	7.13%	1.35%
Class T Shares	24.45%	7.92%	7.91%	1.21%	1.09%
MSCI World Index	39.04%	14.83%	12.53%
75% MSCI World / 25% BBgBarc Global Agg Credit (USD Hedged) Index	29.33%	12.33%	10.57%
Morningstar Quartile - Class I Shares	3rd	3rd	1st
Morningstar Ranking - based on total returns for World Allocation Funds	250/468	204/419	70/373

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2020.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk

Janus Investment Fund	5

Janus Henderson Dividend & Income Builder Fund (unaudited)

Performance

securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns of the Fund shown prior to June 5, 2017, are those for Henderson Dividend & Income Builder Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares, Class C Shares, and Class I Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on August 1, 2012. Class R6 Shares of the Predecessor Fund commenced operations on November 30, 2015. Class D Shares, Class S Shares, and Class T Shares commenced operations on June 5, 2017.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective October 28, 2020, Faizan Baig, Alex Crooke, Ben Lofthouse, Jenna Barnard and John Pattullo are Co-Portfolio Managers of the Fund.

*The Predecessor Fund’s inception date – August 1, 2012

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

6	JUNE 30, 2021

Janus Henderson Dividend & Income Builder Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Net Annualized Expense Ratio (1/1/21 - 6/30/21)
Class A Shares	$1,000.00	$1,076.80	$5.82	$1,000.00	$1,019.19	$5.66	1.13%
Class C Shares	$1,000.00	$1,072.60	$9.46	$1,000.00	$1,015.67	$9.20	1.84%
Class D Shares	$1,000.00	$1,077.80	$5.00	$1,000.00	$1,019.98	$4.86	0.97%
Class I Shares	$1,000.00	$1,077.80	$4.64	$1,000.00	$1,020.33	$4.51	0.90%
Class N Shares	$1,000.00	$1,078.10	$4.28	$1,000.00	$1,020.68	$4.16	0.83%
Class S Shares	$1,000.00	$1,077.40	$5.00	$1,000.00	$1,019.98	$4.86	0.97%
Class T Shares	$1,000.00	$1,077.00	$5.51	$1,000.00	$1,019.49	$5.36	1.07%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Dividend & Income Builder Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Corporate Bonds– 11.0%
Banking – 1.1%
Barclays Bank PLC, ICE LIBOR USD 3 Month + 1.5500%, 6.2780%‡,µ	$910,000	$1,225,087
Lloyds Banking Group PLC,
ICE LIBOR USD 3 Month + 1.2700%, 6.6570% (144A)‡,µ	412,000	576,493
		1,801,580
Communications – 4.7%
CCO Holdings LLC / CCO Holdings Capital Corp, 4.5000%, 8/15/30 (144A)	500,000	520,607
Charter Communications Operating LLC / Charter Communications Operating Capital,
4.2000%, 3/15/28	1,000,000	1,131,678
Crown Castle International Corp, 3.8000%, 2/15/28	1,000,000	1,111,080
Sirius XM Radio Inc, 5.5000%, 7/1/29 (144A)	1,000,000	1,089,700
T-Mobile USA Inc, 3.8750%, 4/15/30	925,000	1,033,983
Virgin Media Finance PLC, 5.0000%, 7/15/30 (144A)	1,000,000	1,010,290
Vodafone Group PLC, 4.3750%, 5/30/28	1,000,000	1,163,270
Ziggo BV, 4.8750%, 1/15/30 (144A)	500,000	512,500
		7,573,108
Consumer Cyclical – 0.5%
Service Corp International/US, 5.1250%, 6/1/29	800,000	868,000
Consumer Non-Cyclical – 3.7%
Anheuser-Busch InBev Worldwide Inc, 4.7500%, 1/23/29	1,500,000	1,786,897
Constellation Brands Inc, 3.1500%, 8/1/29	600,000	643,440
Elanco Animal Health Inc, 5.9000%, 8/28/28	670,000	784,081
Sysco Corp, 5.9500%, 4/1/30	498,000	638,715
Tesco PLC, 6.1500%, 11/15/37 (144A)	1,500,000	1,993,991
		5,847,124
Real Estate Investment Trusts (REITs) – 0.7%
Digital Realty Trust LP, 3.6000%, 7/1/29	1,000,000	1,110,905
Technology – 0.3%
VMware Inc, 3.9000%, 8/21/27	353,000	392,304
Total Corporate Bonds (cost $15,918,187)		17,593,021
Common Stocks– 83.0%
Automobiles – 2.3%
Daimler AG	16,232	1,449,131
Stellantis NV	116,682	2,290,063
		3,739,194
Banks – 4.2%
BAWAG Group AG (144A)*	32,570	1,733,051
Citigroup Inc	20,258	1,433,253
ING Groep NV	155,514	2,053,976
Lloyds Banking Group PLC	2,247,201	1,451,181
		6,671,461
Beverages – 2.2%
Coca-Cola Co	36,238	1,960,838
PepsiCo Inc	11,005	1,630,611
		3,591,449
Biotechnology – 0.9%
AbbVie Inc	12,136	1,366,999
Capital Markets – 2.9%
CME Group Inc	7,057	1,500,883
UBS Group AG	209,320	3,204,293
		4,705,176
Chemicals – 0.9%
Air Products & Chemicals Inc	4,852	1,395,823
Communications Equipment – 1.8%
Cisco Systems Inc	55,000	2,915,000
Consumer Finance – 0.5%
OneMain Holdings Inc	12,968	776,913

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2021

Janus Henderson Dividend & Income Builder Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Containers & Packaging – 0.9%
Amcor PLC	128,481	$1,457,548
Diversified Telecommunication Services – 2.2%
Telenor ASA	122,788	2,070,198
TELUS Corp	63,876	1,432,752
		3,502,950
Electric Utilities – 2.5%
Enel SpA	222,311	2,064,307
Iberdrola SA	156,382	1,905,990
		3,970,297
Electrical Equipment – 3.5%
ABB Ltd	58,033	1,969,358
nVent Electric PLC	68,341	2,134,973
Schneider Electric SE	10,103	1,589,266
		5,693,597
Electronic Equipment, Instruments & Components – 0.9%
Corning Inc	37,036	1,514,772
Entertainment – 0.8%
Vivendi SA	36,784	1,235,510
Equity Real Estate Investment Trusts (REITs) – 1.0%
Crown Castle International Corp	8,167	1,593,382
Food Products – 3.3%
Mondelez International Inc	26,161	1,633,493
Nestle SA (REG)	29,913	3,726,028
		5,359,521
Gas Utilities – 0.3%
Kunlun Energy Co Ltd	478,000	440,808
Health Care Equipment & Supplies – 1.9%
Medtronic PLC	24,282	3,014,125
Hotels, Restaurants & Leisure – 1.8%
GVC Holdings PLC*	55,172	1,331,969
McDonald's Corp	7,071	1,633,330
		2,965,299
Household Durables – 1.3%
Panasonic Corp	184,700	2,137,485
Industrial Conglomerates – 1.1%
Honeywell International Inc	7,685	1,685,705
Insurance – 6.1%
Allianz SE	10,894	2,716,235
AXA SA	109,305	2,771,341
Direct Line Insurance Group PLC	312,657	1,232,448
Manulife Financial Corp	86,110	1,695,243
Sampo Oyj	29,140	1,339,103
		9,754,370
Machinery – 2.7%
SKF AB	61,457	1,565,230
Volvo AB	112,126	2,698,437
		4,263,667
Metals & Mining – 2.5%
Anglo American PLC	60,660	2,410,006
Rio Tinto PLC	20,033	1,648,336
		4,058,342
Multi-Utilities – 2.0%
Dominion Energy Inc	15,248	1,121,795
National Grid PLC	91,885	1,170,215
Sempra Energy	7,000	927,360
		3,219,370
Oil, Gas & Consumable Fuels – 3.8%
Repsol SA	88,626	1,108,968

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Dividend & Income Builder Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Oil, Gas & Consumable Fuels– (continued)
Royal Dutch Shell PLC	123,743	$2,494,666
Total SE	54,978	2,487,030
		6,090,664
Paper & Forest Products – 2.1%
UPM-Kymmene Oyj	91,043	3,443,321
Personal Products – 1.6%
Unilever PLC	42,728	2,500,762
Pharmaceuticals – 9.5%
AstraZeneca PLC	27,039	3,247,253
Bristol-Myers Squibb Co	37,458	2,502,944
Merck & Co Inc	29,029	2,257,585
Novartis AG	15,246	1,389,776
Novo Nordisk A/S	18,056	1,512,946
Roche Holding AG	3,990	1,503,475
Sanofi	27,024	2,831,040
		15,245,019
Professional Services – 1.5%
RELX PLC	88,942	2,370,521
Semiconductor & Semiconductor Equipment – 5.9%
Alphawave IP Group PLC*	315,496	1,570,913
Broadcom Inc	3,891	1,855,384
Powertech Technology Inc	416,000	1,605,169
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	22,454	2,698,073
Texas Instruments Inc	9,188	1,766,852
		9,496,391
Software – 3.8%
Microsoft Corp	22,295	6,039,715
Specialty Retail – 0.4%
Topsports International Holdings Ltd (144A)	440,000	720,856
Textiles, Apparel & Luxury Goods – 2.2%
Burberry Group PLC*	63,565	1,816,369
VF Corp	20,756	1,702,822
		3,519,191
Tobacco – 0.8%
Imperial Brands PLC	62,260	1,340,767
Wireless Telecommunication Services – 0.9%
Tele2 AB	109,630	1,494,093
Total Common Stocks (cost $109,337,634)		133,290,063
Preferred Stocks– 3.0%
Technology Hardware, Storage & Peripherals – 3.0%
Samsung Electronics Co Ltd((cost $2,561,052)	74,533	4,878,403
Investment Companies– 2.5%
Money Markets – 2.5%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº,£((cost $4,002,763)	4,002,362	4,002,763
Total Investments (total cost $131,819,636) – 99.5%		159,764,250
Cash, Receivables and Other Assets, net of Liabilities – 0.5%		750,288
Net Assets – 100%		$160,514,538

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2021

Janus Henderson Dividend & Income Builder Fund

Schedule of Investments

June 30, 2021

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$59,149,361	37.0%
United Kingdom	25,683,254	16.1
Switzerland	11,792,930	7.4
France	10,914,187	6.8
Netherlands	7,437,759	4.7
Sweden	5,757,760	3.6
South Korea	4,878,403	3.1
Finland	4,782,424	3.0
Italy	4,354,370	2.7
Taiwan	4,303,242	2.7
Germany	4,165,366	2.6
Canada	3,127,995	2.0
Spain	3,014,958	1.9
Japan	2,137,485	1.3
Norway	2,070,198	1.3
Belgium	1,786,897	1.1
Austria	1,733,051	1.1
Denmark	1,512,946	0.9
China	1,161,664	0.7

Total	$159,764,250	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/21
Investment Companies - 2.5%
Money Markets - 2.5%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº	$1,911	$120	$-	$4,002,763

	Value at 6/30/20	Purchases	Sales Proceeds	Value at 6/30/21
Investment Companies - 2.5%
Money Markets - 2.5%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº	-	59,874,031	(55,871,388)	4,002,763

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Dividend & Income Builder Fund

Schedule of Investments

June 30, 2021

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2021.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2021

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$(487,111)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ (74,825)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended June 30, 2021

Market Value(a)
Forward foreign currency exchange contracts, purchased	$ 1,174,944
Forward foreign currency exchange contracts, sold	2,291,876

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2021

Janus Henderson Dividend & Income Builder Fund

Notes to Schedule of Investments and Other Information

MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.
75% MSCI World / 25% BBgBarc Global Agg Credit (USD Hedged) Index

75% MSCI World / 25% BBgBarc Global Agg Credit (USD Hedged) Index is an internally-calculated, hypothetical combination of total returns from the MSCI World IndexSM (75%) and the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged) (25%).

ADR	American Depositary Receipt
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2021 is $8,157,488, which represents 5.1% of net assets.

*	Non-income producing security.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2021. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of June 30, 2021.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Janus Investment Fund	13

Janus Henderson Dividend & Income Builder Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Corporate Bonds	$-	$17,593,021	$-
Common Stocks	133,290,063	-	-
Preferred Stocks	-	4,878,403	-
Investment Companies	-	4,002,763	-
Total Assets	$133,290,063	$26,474,187	$-

14	JUNE 30, 2021

Janus Henderson Dividend & Income Builder Fund

Statement of Assets and Liabilities

June 30, 2021

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $127,816,873)	$155,761,487
Affiliated investments, at value (cost $4,002,763)	4,002,763
Cash denominated in foreign currency (cost $19,453)	19,453
Non-interested Trustees' deferred compensation	3,884
Receivables:
Foreign tax reclaims	671,629
Dividends	560,740
Fund shares sold	284,473
Interest	204,445
Investments sold	155,029
Dividends from affiliates	203
Other assets	19,778
Total Assets	161,683,884
Liabilities:
Payables:	—
Fund shares repurchased	633,996
Investments purchased	307,600
Advisory fees	72,572
Professional fees	49,862
12b-1 Distribution and shareholder servicing fees	21,903
Dividends	20,754
Transfer agent fees and expenses	20,626
Non-interested Trustees' deferred compensation fees	3,884
Custodian fees	1,273
Non-interested Trustees' fees and expenses	633
Affiliated fund administration fees payable	334
Accrued expenses and other payables	35,909
Total Liabilities	1,169,346
Net Assets	$160,514,538

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Dividend & Income Builder Fund

Statement of Assets and Liabilities

June 30, 2021

Net Assets Consist of:
Capital (par value and paid-in surplus)	$130,691,878
Total distributable earnings (loss)	29,822,660
Total Net Assets	$160,514,538
Net Assets - Class A Shares	$33,270,200
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,243,284
Net Asset Value Per Share(1)	$14.83
Maximum Offering Price Per Share(2)	$15.73
Net Assets - Class C Shares	$17,760,449
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,225,454
Net Asset Value Per Share(1)	$14.49
Net Assets - Class D Shares	$11,876,917
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	800,481
Net Asset Value Per Share	$14.84
Net Assets - Class I Shares	$68,415,505
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,602,594
Net Asset Value Per Share	$14.86
Net Assets - Class N Shares	$688,080
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	46,388
Net Asset Value Per Share	$14.83
Net Assets - Class S Shares	$64,555
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,367
Net Asset Value Per Share	$14.78
Net Assets - Class T Shares	$28,438,832
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,920,053
Net Asset Value Per Share	$14.81

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

16	JUNE 30, 2021

Janus Henderson Dividend & Income Builder Fund

Statement of Operations

For the year ended June 30, 2021

Investment Income:
Dividends	$7,926,475
Interest	1,045,444
Dividends from affiliates	1,911
Other income	44,789
Foreign tax withheld	(600,561)
Total Investment Income	8,418,058
Expenses:
Advisory fees	1,220,042
12b-1 Distribution and shareholder servicing fees:
Class A Shares	71,992
Class C Shares	188,918
Class S Shares	(24)
Transfer agent administrative fees and expenses:
Class D Shares	9,860
Class S Shares	147
Class T Shares	66,452
Transfer agent networking and omnibus fees:
Class A Shares	15,036
Class C Shares	11,920
Class I Shares	50,847
Other transfer agent fees and expenses:
Class A Shares	1,870
Class C Shares	1,209
Class D Shares	2,397
Class I Shares	3,531
Class N Shares	20
Class S Shares	3
Class T Shares	361
Registration fees	120,641
Professional fees	54,077
Custodian fees	18,732
Shareholder reports expense	6,707
Affiliated fund administration fees	4,543
Non-interested Trustees’ fees and expenses	2,648
Other expenses	85,574
Total Expenses	1,937,503
Less: Excess Expense Reimbursement and Waivers	(146,891)
Net Expenses	1,790,612
Net Investment Income/(Loss)	6,627,446

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Dividend & Income Builder Fund

Statement of Operations

For the year ended June 30, 2021

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$10,285,082
Investments in affiliates	120
Forward foreign currency exchange contracts	(487,111)
Total Net Realized Gain/(Loss) on Investments	9,798,091
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	19,139,614
Forward foreign currency exchange contracts	(74,825)
Total Change in Unrealized Net Appreciation/Depreciation	19,064,789
Net Increase/(Decrease) in Net Assets Resulting from Operations	$35,490,326

See Notes to Financial Statements.

18	JUNE 30, 2021

Janus Henderson Dividend & Income Builder Fund

Statements of Changes in Net Assets

	Year ended June 30, 2021	Year ended June 30, 2020

Operations:
Net investment income/(loss)	$6,627,446	$4,920,471
Net realized gain/(loss) on investments	9,798,091	(7,941,757)
Change in unrealized net appreciation/depreciation	19,064,789	(2,763,455)
Net Increase/(Decrease) in Net Assets Resulting from Operations	35,490,326	(5,784,741)
Dividends and Distributions to Shareholders:
Class A Shares	(922,789)	(964,075)
Class C Shares	(535,090)	(694,241)
Class D Shares	(289,026)	(237,438)
Class I Shares	(2,454,818)	(2,780,006)
Class N Shares	(19,650)	(18,149)
Class S Shares	(2,013)	(1,788)
Class T Shares	(833,130)	(691,006)
Net Decrease from Dividends and Distributions to Shareholders	(5,056,516)	(5,386,703)
Capital Share Transactions:
Class A Shares	2,588,997	(4,071,478)
Class C Shares	(6,954,888)	(7,631,457)
Class D Shares	3,531,028	462,340
Class I Shares	(20,975,340)	(8,528,730)
Class N Shares	106,694	(80,830)
Class S Shares	2,013	1,788
Class T Shares	(2,825,346)	11,466,641
Net Increase/(Decrease) from Capital Share Transactions	(24,526,842)	(8,381,726)
Net Increase/(Decrease) in Net Assets	5,906,968	(19,553,170)
Net Assets:
Beginning of period	154,607,570	174,160,740
End of period	$160,514,538	$154,607,570

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class A Shares
For a share outstanding during the year or period ended June 30	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$12.31	$13.09	$13.18	$12.94	$12.16
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.56	0.36	0.42	0.36	0.38
Net realized and unrealized gain/(loss)	2.40	(0.72)	(0.03)	0.24	0.75
Total from Investment Operations	2.96	(0.36)	0.39	0.60	1.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.44)	(0.42)	(0.37)	(0.36)	(0.35)
Distributions (from capital gains)	—	—	(0.11)	—	—
Total Dividends and Distributions	(0.44)	(0.42)	(0.48)	(0.36)	(0.35)
Net Asset Value, End of Period	$14.83	$12.31	$13.09	$13.18	$12.94
Total Return*	24.38%	(2.79)%	3.14%	4.63%	9.44%
Net Assets, End of Period (in thousands)	$33,270	$25,517	$32,262	$29,294	$25,824
Average Net Assets for the Period (in thousands)	$28,797	$30,893	$30,675	$27,827	$29,932
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.24%	1.25%	1.32%	1.14%	1.23%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.15%	1.16%	1.17%	1.14%	1.23%
Ratio of Net Investment Income/(Loss)	4.06%	2.83%	3.23%	2.71%	3.36%
Portfolio Turnover Rate	52%	59%	44%	36%	55%

Class C Shares
For a share outstanding during the year or period ended June 30	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$12.07	$12.89	$13.01	$12.81	$12.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.44	0.27	0.31	0.25	0.30
Net realized and unrealized gain/(loss)	2.36	(0.74)	(0.01)	0.24	0.73
Total from Investment Operations	2.80	(0.47)	0.30	0.49	1.03
Less Dividends and Distributions:
Dividends (from net investment income)	(0.38)	(0.35)	(0.31)	(0.29)	(0.27)
Distributions (from capital gains)	—	—	(0.11)	—	—
Total Dividends and Distributions	(0.38)	(0.35)	(0.42)	(0.29)	(0.27)
Net Asset Value, End of Period	$14.49	$12.07	$12.89	$13.01	$12.81
Total Return*	23.48%	(3.68)%	2.41%	3.85%	8.62%
Net Assets, End of Period (in thousands)	$17,760	$21,018	$30,356	$29,203	$30,671
Average Net Assets for the Period (in thousands)	$19,671	$25,897	$30,095	$31,115	$32,821
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.96%	1.98%	2.06%	1.91%	2.01%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.87%	1.89%	1.91%	1.91%	2.01%
Ratio of Net Investment Income/(Loss)	3.24%	2.15%	2.48%	1.85%	2.68%
Portfolio Turnover Rate	52%	59%	44%	36%	55%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	JUNE 30, 2021

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class A Shares
For a share outstanding during the year or period ended July 31	2016
Net Asset Value, Beginning of Period	$12.50
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.40
Net realized and unrealized gain/(loss)	(0.40)
Total from Investment Operations	—
Less Dividends and Distributions:
Dividends (from net investment income)	(0.34)
Total Dividends and Distributions	(0.34)
Net Asset Value, End of Period	$12.16
Total Return*	0.19%
Net Assets, End of Period (in thousands)	$40,869
Average Net Assets for the Period (in thousands)	$30,357
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.27%(2)
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.27%(3)
Ratio of Net Investment Income/(Loss)	3.37%(4)
Portfolio Turnover Rate	39%

Class C Shares
For a share outstanding during the year or period ended July 31	2016
Net Asset Value, Beginning of Period	$12.40
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.30
Net realized and unrealized gain/(loss)	(0.39)
Total from Investment Operations	(0.09)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)
Total Dividends and Distributions	(0.26)
Net Asset Value, End of Period	$12.05
Total Return*	(0.58)%
Net Assets, End of Period (in thousands)	$33,327
Average Net Assets for the Period (in thousands)	$24,477
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.04%(2)
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.03%(3)
Ratio of Net Investment Income/(Loss)	2.55%(4)
Portfolio Turnover Rate	39%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.02% higher had the custodian not reimbursed the Fund.

(3) The Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.

(4) The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class D Shares
For a share outstanding during the year or period ended June 30	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$12.31	$13.09	$13.17	$12.93	$13.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.60	0.41	0.42	0.46	0.04
Net realized and unrealized gain/(loss)	2.38	(0.75)	—(3)	0.16	(0.17)
Total from Investment Operations	2.98	(0.34)	0.42	0.62	(0.13)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.45)	(0.44)	(0.39)	(0.38)	(0.12)
Distributions (from capital gains)	—	—	(0.11)	—	—
Total Dividends and Distributions	(0.45)	(0.44)	(0.50)	(0.38)	(0.12)
Net Asset Value, End of Period	$14.84	$12.31	$13.09	$13.17	$12.93
Total Return*	24.58%	(2.66)%	3.34%	4.77%	(0.96)%
Net Assets, End of Period (in thousands)	$11,877	$6,861	$6,889	$8,072	$472
Average Net Assets for the Period (in thousands)	$8,639	$7,041	$7,362	$4,665	$343
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.12%	1.20%	1.31%	1.02%	1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.98%	0.99%	1.01%	0.99%	1.05%
Ratio of Net Investment Income/(Loss)	4.29%	3.20%	3.26%	3.47%	4.27%
Portfolio Turnover Rate	52%	59%	44%	36%	55%

Class I Shares
For a share outstanding during the year or period ended June 30	2021	2020	2019	2018	2017(4)
Net Asset Value, Beginning of Period	$12.32	$13.11	$13.19	$12.94	$12.16
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.59	0.41	0.43	0.40	0.45
Net realized and unrealized gain/(loss)	2.40	(0.76)	—(3)	0.23	0.71
Total from Investment Operations	2.99	(0.35)	0.43	0.63	1.16
Less Dividends and Distributions:
Dividends (from net investment income)	(0.45)	(0.44)	(0.40)	(0.38)	(0.38)
Distributions (from capital gains)	—	—	(0.11)	—	—
Total Dividends and Distributions	(0.45)	(0.44)	(0.51)	(0.38)	(0.38)
Net Asset Value, End of Period	$14.86	$12.32	$13.11	$13.19	$12.94
Total Return*	24.68%	(2.68)%	3.41%	4.86%	9.70%
Net Assets, End of Period (in thousands)	$68,416	$74,386	$88,458	$100,825	$78,630
Average Net Assets for the Period (in thousands)	$78,344	$81,753	$97,766	$92,797	$66,190
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.99%	1.00%	1.06%	0.91%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	0.91%	0.92%	0.91%	1.00%
Ratio of Net Investment Income/(Loss)	4.27%	3.19%	3.35%	2.94%	3.97%
Portfolio Turnover Rate	52%	59%	44%	36%	55%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through June 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

22	JUNE 30, 2021

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class I Shares
For a share outstanding during the year or period ended July 31	2016
Net Asset Value, Beginning of Period	$12.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.40
Net realized and unrealized gain/(loss)	(0.37)
Total from Investment Operations	0.03
Less Dividends and Distributions:
Dividends (from net investment income)	(0.36)
Total Dividends and Distributions	(0.36)
Net Asset Value, End of Period	$12.16
Total Return*	0.48%
Net Assets, End of Period (in thousands)	$46,454
Average Net Assets for the Period (in thousands)	$36,087
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.04%(2)
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.04%(3)
Ratio of Net Investment Income/(Loss)	3.37%(4)
Portfolio Turnover Rate	39%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.02% higher had the custodian not reimbursed the Fund.

(3) The Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.

(4) The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$12.30	$13.08	$13.16	$12.91	$12.17
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.61	0.41	0.42	0.45	0.40
Net realized and unrealized gain/(loss)	2.38	(0.74)	0.01	0.19	0.73
Total from Investment Operations	2.99	(0.33)	0.43	0.64	1.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.46)	(0.45)	(0.40)	(0.39)	(0.39)
Distributions (from capital gains)	—	—	(0.11)	—	—
Total Dividends and Distributions	(0.46)	(0.45)	(0.51)	(0.39)	(0.39)
Net Asset Value, End of Period	$14.83	$12.30	$13.08	$13.16	$12.91
Total Return*	24.71%	(2.56)%	3.48%	4.94%	9.44%
Net Assets, End of Period (in thousands)	$688	$477	$590	$857	$50
Average Net Assets for the Period (in thousands)	$582	$518	$723	$557	$281
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.44%	1.51%	1.39%	0.99%	1.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.84%	0.85%	0.85%	0.86%	1.06%
Ratio of Net Investment Income/(Loss)	4.41%	3.22%	3.28%	3.40%	3.58%
Portfolio Turnover Rate	52%	59%	44%	36%	55%

Class S Shares
For a share outstanding during the year or period ended June 30	2021	2020	2019	2018	2017(3)
Net Asset Value, Beginning of Period	$12.27	$13.06	$13.17	$12.93	$13.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.59	0.39	0.43	0.34	0.03
Net realized and unrealized gain/(loss)	2.39	(0.75)	(0.02)	0.25	(0.16)
Total from Investment Operations	2.98	(0.36)	0.41	0.59	(0.13)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.47)	(0.43)	(0.41)	(0.35)	(0.12)
Distributions (from capital gains)	—	—	(0.11)	—	—
Total Dividends and Distributions	(0.47)	(0.43)	(0.52)	(0.35)	(0.12)
Net Asset Value, End of Period	$14.78	$12.27	$13.06	$13.17	$12.93
Total Return*	24.68%	(2.80)%	3.28%	4.52%	(0.97)%
Net Assets, End of Period (in thousands)	$65	$52	$53	$52	$49
Average Net Assets for the Period (in thousands)	$59	$53	$51	$52	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	6.21%	6.96%	7.11%	2.77%	1.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	1.08%	1.04%	1.21%	1.44%
Ratio of Net Investment Income/(Loss)	4.27%	3.04%	3.32%	2.56%	3.22%
Portfolio Turnover Rate	52%	59%	44%	36%	55%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Period from June 5, 2017 (inception date) through June 30, 2017.

See Notes to Financial Statements.

24	JUNE 30, 2021

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended July 31	2016(1)
Net Asset Value, Beginning of Period	$11.95
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.28
Net realized and unrealized gain/(loss)	0.17
Total from Investment Operations	0.45
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)
Total Dividends and Distributions	(0.23)
Net Asset Value, End of Period	$12.17
Total Return*	3.93%
Net Assets, End of Period (in thousands)	$403
Average Net Assets for the Period (in thousands)	$406
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.09%(3)
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.03%(4)
Ratio of Net Investment Income/(Loss)	3.51%(5)
Portfolio Turnover Rate	39%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from November 30, 2015 (inception date) through July 31, 2016.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.02% higher had the custodian not reimbursed the Fund.

(4) The Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.

(5) The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class T Shares
For a share outstanding during the year or period ended June 30	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$12.29	$13.08	$13.16	$12.93	$13.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.56	0.41	0.43	0.49	0.03
Net realized and unrealized gain/(loss)	2.40	(0.77)	(0.02)	0.11	(0.16)
Total from Investment Operations	2.96	(0.36)	0.41	0.60	(0.13)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.44)	(0.43)	(0.38)	(0.37)	(0.12)
Distributions (from capital gains)	—	—	(0.11)	—	—
Total Dividends and Distributions	(0.44)	(0.43)	(0.49)	(0.37)	(0.12)
Net Asset Value, End of Period	$14.81	$12.29	$13.08	$13.16	$12.93
Total Return*	24.45%	(2.80)%	3.29%	4.66%	(0.96)%
Net Assets, End of Period (in thousands)	$28,439	$26,296	$15,553	$9,755	$59
Average Net Assets for the Period (in thousands)	$26,581	$19,478	$11,844	$3,644	$52
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.18%	1.21%	1.28%	1.13%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.09%	1.09%	1.10%	1.11%	1.19%
Ratio of Net Investment Income/(Loss)	4.06%	3.29%	3.36%	3.75%	3.48%
Portfolio Turnover Rate	52%	59%	44%	36%	55%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through June 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	JUNE 30, 2021

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Dividend & Income Builder Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to provide current income from a portfolio of securities that exceeds the average yield on global stocks, and aims to provide a growing stream of income per share over time. The Fund's secondary objective is to seek to provide long-term capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson Dividend & Income Builder Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial highlights.

The last fiscal year end of the Predecessor Fund was July 31, 2016. Subsequent to July 31, 2016, the Fund changed its fiscal year end to June 30, 2017, to reflect the fiscal year end of certain funds of the Trust.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to,

Janus Investment Fund	27

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

28	JUNE 30, 2021

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Janus Investment Fund	29

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared and distributed quarterly for the fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2021 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

30	JUNE 30, 2021

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty

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Notes to Financial Statements

and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

There were no forward foreign currency exchange contracts held at June 30, 2021.

3. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and

32	JUNE 30, 2021

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Notes to Financial Statements

other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation,

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Notes to Financial Statements

imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This can be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%)
First $1 Billion	0.75
Next $1 Billion	0.65
Above $2 Billion	0.55

The Fund’s actual investment advisory fee rate for the reporting period was 0.75% of average annual net assets before any applicable waivers.

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of Janus Capital. In this capacity, such employees of HGIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital.

Janus Capital has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.84% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is

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Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the

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Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $357,443 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $559,325 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

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Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2021, Janus Henderson Distributors retained upfront sales charges of $7,848.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended June 30, 2021, redeeming shareholders of Class A Shares paid CDSCs of $2,268 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2021, redeeming shareholders of Class C Shares paid CDSCs of $72.

As of June 30, 2021, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	10	-*
Class S Shares	100	-*
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 2,341,045	$ -	$ (421,269)	$ -	$ -	$ 15,513	$ 27,887,371

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Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2021, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2021
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ (421,269)	$ -	$ (421,269)

During the year ended June 30, 2021, capital loss carryovers of $9,769,966 were utilized by the Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 131,876,879	$32,034,536	$ (4,147,165)	$ 27,887,371

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 5,056,516	$ -	$ -	$ -

For the year ended June 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 5,386,703	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (7,027)	$ (38,788)	$ 45,815

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Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2021		Year ended June 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	469,438	$ 6,617,218	1,212,362	$16,388,488
Reinvested dividends and distributions	65,189	889,976	74,405	942,035
Shares repurchased	(364,176)	(4,918,197)	(1,677,990)	(21,402,001)
Net Increase/(Decrease)	170,451	$ 2,588,997	(391,223)	$ (4,071,478)
Class C Shares:
Shares sold	74,757	$ 1,012,971	901,902	$11,971,138
Reinvested dividends and distributions	38,611	512,302	51,039	633,948
Shares repurchased	(628,893)	(8,480,161)	(1,567,113)	(20,236,543)
Net Increase/(Decrease)	(515,525)	$ (6,954,888)	(614,172)	$ (7,631,457)
Class D Shares:
Shares sold	388,944	$ 5,562,595	224,243	$ 2,855,505
Reinvested dividends and distributions	20,422	281,153	18,312	230,298
Shares repurchased	(166,391)	(2,312,720)	(211,158)	(2,623,463)
Net Increase/(Decrease)	242,975	$ 3,531,028	31,397	$ 462,340
Class I Shares:
Shares sold	892,094	$ 12,486,388	1,930,455	$23,922,407
Reinvested dividends and distributions	179,858	2,440,611	218,900	2,764,158
Shares repurchased	(2,505,176)	(35,902,339)	(2,861,358)	(35,215,295)
Net Increase/(Decrease)	(1,433,224)	$(20,975,340)	(712,003)	$ (8,528,730)
Class N Shares:
Shares sold	8,160	$ 114,242	5,188	$ 64,840
Reinvested dividends and distributions	1,437	19,650	1,438	18,149
Shares repurchased	(1,994)	(27,198)	(12,953)	(163,819)
Net Increase/(Decrease)	7,603	$ 106,694	(6,327)	$ (80,830)
Class S Shares:
Shares sold	-	$ -	-	$ -
Reinvested dividends and distributions	148	2,013	141	1,788
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	148	$ 2,013	141	$ 1,788
Class T Shares:
Shares sold	815,808	$ 11,586,334	1,136,498	$13,784,389
Reinvested dividends and distributions	61,123	829,912	55,195	689,868
Shares repurchased	(1,096,586)	(15,241,592)	(240,981)	(3,007,616)
Net Increase/(Decrease)	(219,655)	$ (2,825,346)	950,712	$11,466,641

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$81,839,986	$ 105,344,330	$ -	$ 1,086,406

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Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

40	JUNE 30, 2021

Janus Henderson Dividend & Income Builder Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Dividend & Income Builder Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Dividend & Income Builder Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2021, the related statement of operations for the year ended June 30, 2021, the statements of changes in net assets for each of the two years in the period ended June 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein beginning on or after August 1, 2016 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2021 and the financial highlights for each of the periods indicated therein beginning on or after August 1, 2016 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended July 31, 2016 and the financial highlights for each of the periods ended on or prior to July 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 23, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 20, 2021

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

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Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	43

Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

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Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	45

Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

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Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

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Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

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Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

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Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Capital Management LLC, the Fund’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”).

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the annual period ended June 30, 2021, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2020 through December 31, 2020 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Fund was able to meet redemptions during the normal course of business during the Reporting Period, and discussed the additional actions that the Liquidity Risk Working Group took during the period of market volatility in the spring of 2020 to monitor the Fund’s liquidity. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, taking into account the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2021. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Dividend & Income Builder Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2021:

Section 163(j) Interest Dividend	12%
Foreign Taxes Paid	$600,111
Foreign Source Income	$5,231,752
Dividends Received Deduction Percentage	15%
Qualified Dividend Income Percentage	93%

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Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 51 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present

Independent Consultant (since 2019) and Chief Operating Officer, muun chi LLC (organic food business) (since 2020). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

51

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	51

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

60	JUNE 30, 2021

Janus Henderson Dividend & Income Builder Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	51

Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Dividend & Income Builder Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	51	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	51

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson Dividend & Income Builder Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	51

Director of Family Service of Lake County (since 2019). Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	51

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), and Director of Walmart (until 2017).

Janus Investment Fund	63

Janus Henderson Dividend & Income Builder Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Faizan Baig 151 Detroit Street Denver, CO 80206 DOB: 1969	Executive Vice President and Co-Portfolio Manager Janus Henderson Dividend & Income Builder Fund	10/20-Present	Portfolio Manager for other Janus Henderson accounts.
Alex Crooke 151 Detroit Street Denver, CO 80206 DOB: 1969	Executive Vice President and Co-Portfolio Manager Janus Henderson Dividend & Income Builder Fund	8/12-Present

Co-Head of Equities - EMEA and Asia Pacific of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, Head of Global Equity Income and Specialist Equities (2013-2018).

Ben Lofthouse 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson Dividend & Income Builder Fund	11/14-Present	Head of Global Equity Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Jenna Barnard 151 Detroit Street Denver, CO 80206 DOB: 1980	Executive Vice President and Co-Portfolio Manager Janus Henderson Dividend & Income Builder Fund	8/12-Present	Co-Head of Strategic Fixed Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
John Pattullo 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Janus Henderson Dividend & Income Builder Fund	8/12-Present	Co-Head of Strategic Fixed Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.

64	JUNE 30, 2021

Janus Henderson Dividend & Income Builder Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President and Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Management LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

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Janus Henderson Dividend & Income Builder Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Capital Management LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017-September 2017), Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Services LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

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Notes

NotesPage2

68	JUNE 30, 2021

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Notes

NotesPage3

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This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93075 08-21

ANNUAL REPORT June 30, 2021

Janus Henderson Emerging Markets Managed Volatility Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Emerging Markets Managed Volatility Fund

Janus Henderson Emerging Markets Managed Volatility Fund (unaudited)

FUND SNAPSHOT Intech’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	sub-advised by Intech Investment Management LLC

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2021, the Janus Henderson Emerging Markets Managed Volatility Fund returned 17.32% for its Class I Shares. This compares to the 40.90% return posted by the MSCI Emerging Markets Index, the Fund’s benchmark.

INVESTMENT STRATEGY

Intech’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios.

The investment process begins with the stocks in the MSCI Emerging Markets Index. Intech’s investment process aims to capture stocks’ natural volatility through a rebalancing mechanism based on estimates of relative volatility and correlation in order to outperform the benchmark index over the long term. Within specific risk constraints, the investment process will tend to balance risk reduction with diversification potential captured through periodic rebalancing. Once the target proportions are determined and the portfolio is constructed, it is then rebalanced to those target proportions and re-optimized on a periodic basis. The Janus Henderson Emerging Markets Managed Volatility Fund focuses on seeking an excess return above the benchmark, while also providing downside protection in down markets with upside participation in rising markets for greater performance consistency across changing market environments.

PERFORMANCE REVIEW

Emerging equity markets rebounded strongly and quickly recovered the losses suffered from the drawdown amid the COVID crisis with the MSCI Emerging Markets Index gaining over 40% over the past 12 months. The sharp rally that began in the second half of 2020 continued into 2021 despite concerns of inflation and other uncertainty surrounding stimulus efforts around the globe.

The Fund was negatively impacted by its overall defensive positioning in what was generally a risk-on environment over the past 12 months. In particular, an average overweight to lower-beta stocks and underweight to higher-beta stocks was a headwind on relative performance as higher-beta stocks generally outperformed over the past 12 months.

The Fund was also negatively impacted by its smaller size positioning as larger-capitalization stocks outperformed the smaller-capitalization stocks within the index over the past 12 months. From a sector perspective, the Fund was negatively impacted by an average underweight to information technology, which was the strongest-performing segment during the period, as well as an average overweight to the defensive consumer staples sector. Adverse stock selection effects also detracted from the Fund’s relative performance during the period, especially within the communication services and information technology sectors.

OUTLOOK

Because Intech does not conduct traditional economic or fundamental analysis, Intech has no view on individual stocks, sectors, economic, or market conditions.

Managing downside exposure potentially allows for returns to compound and improve risk-adjusted returns over time. Over the long term, we believe that by providing downside protection in down markets with upside participation in rising markets, the Fund will achieve its investment objective of producing an excess return over the benchmark with lower absolute risk. Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. As Intech’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely

Janus Investment Fund	1

Janus Henderson Emerging Markets Managed Volatility Fund (unaudited)

to improve the long-term results for our fund shareholders.

Thank you for your investment in Janus Henderson Emerging Markets Managed Volatility Fund.

2	JUNE 30, 2021

Janus Henderson Emerging Markets Managed Volatility Fund (unaudited)

5 Largest Equity Holdings - (% of Net Assets)
Taiwan Semiconductor Manufacturing Co Ltd
Semiconductor & Semiconductor Equipment	7.7%
Samsung Electronics Co Ltd
Technology Hardware, Storage & Peripherals	5.1%
Chunghwa Telecom Co Ltd
Diversified Telecommunication Services	4.7%
Malayan Banking Bhd
Banks	4.5%
Tencent Holdings Ltd
Interactive Media & Services	4.3%
26.3%

Asset Allocation - (% of Net Assets)
Common Stocks	96.2%
Preferred Stocks	5.1%
Corporate Bonds	0.0%
Other	(1.3)%
100.0%

Emerging markets comprised 101.3% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2021	As of June 30, 2020

Janus Investment Fund	3

Janus Henderson Emerging Markets Managed Volatility Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2021				Prospectus Expense Ratios
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	16.99%	7.53%	5.13%	19.07%	1.26%
Class A Shares at MOP	10.30%	6.26%	4.18%
Class C Shares at NAV	17.62%	7.39%	4.82%	11.62%	1.87%
Class C Shares at CDSC	16.62%	7.39%	4.82%
Class D Shares	17.39%	7.78%	5.35%	5.73%	1.01%
Class I Shares	17.32%	7.84%	5.42%	6.97%	0.98%
Class N Shares	17.41%	6.18%	2.24%	5.61%	0.87%
Class S Shares	17.34%	7.66%	5.20%	10.99%	1.37%
Class T Shares	17.17%	7.73%	5.31%	6.95%	1.12%
MSCI Emerging Markets Index	40.90%	13.03%	8.87%
Morningstar Quartile - Class I Shares	4th	4th	4th
Morningstar Ranking - based on total returns for Diversified Emerging Markets Funds	802/805	632/682	558/611

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2020.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different

4	JUNE 30, 2021

Janus Henderson Emerging Markets Managed Volatility Fund (unaudited)

Performance

risks. Please see the prospectus for more information about risks, holdings and other details.

Intech's focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain periods of up markets, and may not achieve the desired level of protection in down markets.

Returns include reinvestment of all dividends and distributionsand do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017 reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If Class N Shares of the Fund had been available during periods prior to August 4, 2017, the performance shown may have been different. The performance shown for periods following the Fund’s commencement Class N Shares reflects the fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 17, 2014

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	5

Janus Henderson Emerging Markets Managed Volatility Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Net Annualized Expense Ratio (1/1/21 - 6/30/21)
Class A Shares	$1,000.00	$1,008.50	$6.23	$1,000.00	$1,018.60	$6.26	1.25%
Class C Shares	$1,000.00	$1,010.30	$5.33	$1,000.00	$1,019.49	$5.36	1.07%
Class D Shares	$1,000.00	$1,011.20	$4.94	$1,000.00	$1,019.89	$4.96	0.99%
Class I Shares	$1,000.00	$1,010.40	$5.03	$1,000.00	$1,019.79	$5.06	1.01%
Class N Shares	$1,000.00	$1,010.50	$4.24	$1,000.00	$1,020.58	$4.26	0.85%
Class S Shares	$1,000.00	$1,010.40	$4.89	$1,000.00	$1,019.93	$4.91	0.98%
Class T Shares	$1,000.00	$1,009.50	$5.53	$1,000.00	$1,019.29	$5.56	1.11%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2021

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts			Value
Corporate Bonds– 0%
Consumer Non-Cyclical – 0%
Britannia Industries Ltd, 8.0000%, 8/28/22((cost $1)	100	INR	$1
Common Stocks– 96.2%
Air Freight & Logistics – 1.4%
ZTO Express Cayman Inc (ADR)	3,034		92,082
Automobiles – 1.3%
Ford Otomotiv Sanayi AS	3,466		67,832
Guangzhou Automobile Group Co Ltd	22,000		19,750
			87,582
Banks – 7.2%
Al Rajhi Bank	483		14,296
Hong Leong Bank Bhd	30,900		139,385
Industrial Bank of Korea	3,426		31,948
Malayan Banking Bhd	152,200		297,432
			483,061
Capital Markets – 1.4%
Korea Investment Holdings Co Ltd	465		42,536
Meritz Securities Co Ltd	11,736		49,352
			91,888
Chemicals – 3.0%
PhosAgro PJSC (GDR)	5,823		117,858
Yanbu National Petrochemical Co	4,113		79,626
			197,484
Commercial Services & Supplies – 1.5%
A-Living Services Co Ltd (144A)	19,500		97,072
Construction Materials – 1.7%
Ambuja Cements Ltd	25,519		116,960
Diversified Financial Services – 0.2%
Rural Electrification Corp Ltd	7,208		14,406
Diversified Telecommunication Services – 6.1%
Bharti Infratel Ltd	30,729		98,668
Chunghwa Telecom Co Ltd	76,000		310,983
			409,651
Electric Utilities – 4.4%
Power Grid Corp of India Ltd	17,526		54,800
Tenaga Nasional Bhd	102,300		241,329
			296,129
Electronic Equipment, Instruments & Components – 6.2%
Delta Electronics Inc	2,000		21,752
Kingboard Laminates Holdings Ltd	45,500		102,087
Samsung SDI Co Ltd	442		273,993
WPG Holdings Ltd	8,000		14,673
			412,505
Equity Real Estate Investment Trusts (REITs) – 0.2%
Fibra Uno Administracion SA de CV	12,118		13,091
Food Products – 0%
China Huishan Dairy Holdings Co Ltd*,¢	55,000		0
Gas Utilities – 1.4%
Indraprastha Gas Ltd	3,578		26,850
Kunlun Energy Co Ltd	32,000		29,510
Petronas Gas Bhd	10,000		37,349
			93,709
Independent Power and Renewable Electricity Producers – 0.2%
Adani Green Energy Ltd*	921		13,939
Industrial Conglomerates – 2.1%
Far Eastern New Century Corp	121,000		138,981
Information Technology Services – 1.4%
TravelSky Technology Ltd	42,000		90,663

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Insurance – 0.2%
Sanlam Ltd	3,113	$13,386
Interactive Media & Services – 4.3%
Tencent Holdings Ltd	3,800	285,828
Internet & Direct Marketing Retail – 4.4%
Alibaba Group Holding Ltd*	7,736	219,204
Meituan Dianping (144A)*	1,600	66,027
Naspers Ltd	43	9,033
		294,264
Machinery – 2.0%
Hyundai Heavy Industries Holdings Co Ltd	2,134	134,180
Metals & Mining – 1.6%
Polymetal International PLC	4,946	106,341
Oil, Gas & Consumable Fuels – 3.8%
Adaro Energy Tbk PT	46,800	3,891
PTT PCL	19,600	24,005
Rosneft Oil Co PJSC (GDR)*	28,940	223,996
		251,892
Real Estate Management & Development – 8.3%
Agile Group Holdings Ltd	56,000	72,560
CIFI Holdings Group Co Ltd	108,000	84,296
Land & Houses PCL	382,700	94,936
Longfor Group Holdings Ltd (144A)	46,500	260,526
Yuexiu Property Co Ltd	40,400	42,564
		554,882
Semiconductor & Semiconductor Equipment – 11.1%
Hanergy Thin Film Power Group - SPV Shares*,¢	52,000	0
MediaTek Inc	3,000	103,589
Novatek Microelectronics Corp	7,000	125,377
Taiwan Semiconductor Manufacturing Co Ltd	24,000	512,563
		741,529
Specialty Retail – 5.1%
Abu Dhabi National Oil Co	139,861	164,887
Zhongsheng Group Holdings Ltd	21,000	174,727
		339,614
Technology Hardware, Storage & Peripherals – 10.1%
Pegatron Corp	8,000	19,756
Quanta Computer Inc	89,000	279,523
Samsung Electronics Co Ltd	3,602	258,154
Wistron Corp	104,000	115,721
		673,154
Textiles, Apparel & Luxury Goods – 2.2%
Li Ning Co Ltd	12,000	146,520
Transportation Infrastructure – 1.4%
International Container Terminal Services Inc	28,550	95,771
Wireless Telecommunication Services – 2.0%
Mobile TeleSystems PJSC (ADR)	14,119	130,742
Total Common Stocks (cost $6,362,344)		6,417,306
Preferred Stocks– 5.1%
Technology Hardware, Storage & Peripherals – 5.1%
Samsung Electronics Co Ltd((cost $352,563)	5,221	341,730
Total Investments (total cost $6,714,908) – 101.3%		6,759,037
Liabilities, net of Cash, Receivables and Other Assets – (1.3)%		(89,161)
Net Assets – 100%		$6,669,876

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2021

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments

June 30, 2021

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
China	$1,783,416	26.4%
Taiwan	1,642,918	24.3
South Korea	1,131,893	16.7
Malaysia	715,495	10.6
Russia	578,937	8.6
India	325,624	4.8
United Arab Emirates	164,887	2.4
Thailand	118,941	1.8
Philippines	95,771	1.4
Saudi Arabia	93,922	1.4
Turkey	67,832	1.0
South Africa	22,419	0.3
Mexico	13,091	0.2
Indonesia	3,891	0.1

Total	$6,759,037	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/21
Investment Companies - N/A
Money Markets - N/A
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº	$74	$(2)	$-	$-
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	59∆	-	-	-
Total Affiliated Investments - 0.0%	$133	$(2)	$-	$-

	Value at 6/30/20	Purchases	Sales Proceeds	Value at 6/30/21
Investment Companies - N/A
Money Markets - N/A
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº	-	4,244,985	(4,244,983)	-
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	16,637	359,389	(376,026)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Schedule of Investments and Other Information

MSCI Emerging Markets IndexSM	MSCI Emerging Markets IndexSM reflects the equity market performance of emerging markets.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
LLC	Limited Liability Company
PCL	Public Company Limited
PJSC	Private Joint Stock Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2021 is $423,625, which represents 6.4% of net assets.

*	Non-income producing security.

oo	Rate shown is the 7-day yield as of June 30, 2021.

¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the year ended June 30, 2021 is $0,000, which represents 0.0% of net assets.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Corporate Bonds	$-	$1	$-
Common Stocks
Food Products	-	-	0
Semiconductor & Semiconductor Equipment	741,529	-	0
All Other	5,675,777	-	-
Preferred Stocks	-	341,730	-
Total Assets	$6,417,306	$341,731	$0

10	JUNE 30, 2021

Janus Henderson Emerging Markets Managed Volatility Fund

Statement of Assets and Liabilities

June 30, 2021

See footnotes at the end of the Statement.

Assets:
Investments, at value (cost $6,714,908)	$6,759,037
Non-interested Trustees' deferred compensation	162
Receivables:
Due from adviser	26,748
Investments sold	26,146
Dividends	21,678
Fund shares sold	1,013
Foreign tax reclaims	30
Dividends from affiliates	1
Other assets	435
Total Assets	6,835,250
Liabilities:
Due to custodian	60,337
Payables:	—
Professional fees	57,995
Non-affiliated fund administration fees payable	20,213
Registration fees	9,658
Custodian fees	5,461
Advisory fees	5,331
Foreign tax liability	2,146
Transfer agent fees and expenses	967
Fund shares repurchased	753
Non-interested Trustees' deferred compensation fees	162
12b-1 Distribution and shareholder servicing fees	99
Non-interested Trustees' fees and expenses	26
Affiliated fund administration fees payable	14
Accrued expenses and other payables	2,212
Total Liabilities	165,374
Net Assets	$6,669,876

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Emerging Markets Managed Volatility Fund

Statement of Assets and Liabilities

June 30, 2021

Net Assets Consist of:
Capital (par value and paid-in surplus)	$6,236,968
Total distributable earnings (loss) (includes $2,146 of foreign capital gains tax)	432,908
Total Net Assets	$6,669,876
Net Assets - Class A Shares	$30,262
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,547
Net Asset Value Per Share(1)	$11.88
Maximum Offering Price Per Share(2)	$12.60
Net Assets - Class C Shares	$95,496
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,142
Net Asset Value Per Share(1)	$11.73
Net Assets - Class D Shares	$5,043,473
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	431,455
Net Asset Value Per Share	$11.69
Net Assets - Class I Shares	$388,291
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	33,199
Net Asset Value Per Share	$11.70
Net Assets - Class N Shares	$852,790
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	73,814
Net Asset Value Per Share	$11.55
Net Assets - Class S Shares	$69,652
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,956
Net Asset Value Per Share	$11.69
Net Assets - Class T Shares	$189,912
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,267
Net Asset Value Per Share	$11.67

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

12	JUNE 30, 2021

Janus Henderson Emerging Markets Managed Volatility Fund

Statement of Operations

For the year ended June 30, 2021

See footnotes at the end of the Statement.

Investment Income:
Dividends	$177,552
Dividends from affiliates	74
Affiliated securities lending income, net	59
Other income	207
Foreign tax withheld	(16,400)
Total Investment Income	161,492
Expenses:
Advisory fees	59,474
12b-1 Distribution and shareholder servicing fees:
Class A Shares	71
Class C Shares	—
Class S Shares	—
Transfer agent administrative fees and expenses:
Class D Shares	4,972
Class S Shares	167
Class T Shares	358
Transfer agent networking and omnibus fees:
Class A Shares	43
Class C Shares	4
Class I Shares	489
Other transfer agent fees and expenses:
Class A Shares	13
Class C Shares	14
Class D Shares	1,599
Class I Shares	55
Class N Shares	164
Class S Shares	10
Class T Shares	24
Registration fees	123,153
Professional fees	68,877
Non-affiliated fund administration fees	66,097
Custodian fees	43,871
Shareholder reports expense	4,234
Affiliated fund administration fees	177
Non-interested Trustees’ fees and expenses	102
Other expenses	5,033
Total Expenses	379,001
Less: Excess Expense Reimbursement and Waivers	(318,055)
Net Expenses	60,946
Net Investment Income/(Loss)	100,546

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Emerging Markets Managed Volatility Fund

Statement of Operations

For the year ended June 30, 2021

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions (includes $(30,728) of foreign capital gains tax)	$1,169,716
Investments in affiliates	(2)
Total Net Realized Gain/(Loss) on Investments	1,169,714
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation (includes $(2,146) of foreign capital gains tax)	(410,871)
Total Change in Unrealized Net Appreciation/Depreciation	(410,871)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$859,389

See Notes to Financial Statements.

14	JUNE 30, 2021

Janus Henderson Emerging Markets Managed Volatility Fund

Statements of Changes in Net Assets

	Year ended June 30, 2021	Year ended June 30, 2020

Operations:
Net investment income/(loss)	$100,546	$94,172
Net realized gain/(loss) on investments	1,169,714	(308,487)
Change in unrealized net appreciation/depreciation	(410,871)	(252,415)
Net Increase/(Decrease) in Net Assets Resulting from Operations	859,389	(466,730)
Dividends and Distributions to Shareholders:
Class A Shares	(185)	—
Class C Shares	(830)	(1,314)
Class D Shares	(41,652)	(88,370)
Class I Shares	(4,248)	(7,033)
Class N Shares	(28,330)	(45,472)
Class S Shares	(721)	(1,366)
Class T Shares	(1,626)	(4,610)
Net Decrease from Dividends and Distributions to Shareholders	(77,592)	(148,165)
Capital Share Transactions:
Class A Shares	1,279	(2,228)
Class C Shares	28,329	1,314
Class D Shares	1,408,492	(982,037)
Class I Shares	9,239	319,201
Class N Shares	(878,038)	(212,395)
Class S Shares	721	1,366
Class T Shares	30,289	(307,364)
Net Increase/(Decrease) from Capital Share Transactions	600,311	(1,182,143)
Net Increase/(Decrease) in Net Assets	1,382,108	(1,797,038)
Net Assets:
Beginning of period	5,287,768	7,084,806
End of period	$6,669,876	$5,287,768

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Emerging Markets Managed Volatility Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.22	$10.80	$11.57	$10.47	$9.48
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.14	0.15	0.17	0.17	0.08
Net realized and unrealized gain/(loss)	1.59	(0.73)	0.15	1.14	1.01
Total from Investment Operations	1.73	(0.58)	0.32	1.31	1.09
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	—	(0.13)	(0.15)	(0.10)
Distributions (from capital gains)	—	—	(0.96)	(0.06)	—
Total Dividends and Distributions	(0.07)	—	(1.09)	(0.21)	(0.10)
Net Asset Value, End of Period	$11.88	$10.22	$10.80	$11.57	$10.47
Total Return*	16.99%	(5.37)%	3.40%	12.50%	11.64%
Net Assets, End of Period (in thousands)	$30	$25	$29	$410	$169
Average Net Assets for the Period (in thousands)	$29	$23	$319	$206	$152
Ratios to Average Net Assets**:
Ratio of Gross Expenses	16.67%	19.07%	6.63%	4.40%	7.53%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.30%	1.39%	1.33%	1.30%	1.29%
Ratio of Net Investment Income/(Loss)	1.23%	1.46%	1.55%	1.46%	0.85%
Portfolio Turnover Rate	198%	99%	66%	132%	116%

Class C Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.11	$10.91	$11.51	$10.44	$9.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.20	0.13	0.19	0.06	0.01
Net realized and unrealized gain/(loss)	1.56	(0.70)	0.17	1.16	1.01
Total from Investment Operations	1.76	(0.57)	0.36	1.22	1.02
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.23)	—	(0.09)	(0.02)
Distributions (from capital gains)	—	—	(0.96)	(0.06)	—
Total Dividends and Distributions	(0.14)	(0.23)	(0.96)	(0.15)	(0.02)
Net Asset Value, End of Period	$11.73	$10.11	$10.91	$11.51	$10.44
Total Return*	17.50%	(5.33)%	3.74%	11.66%	10.85%
Net Assets, End of Period (in thousands)	$95	$58	$61	$93	$84
Average Net Assets for the Period (in thousands)	$73	$58	$60	$108	$52
Ratios to Average Net Assets**:
Ratio of Gross Expenses	9.66%	10.93%	10.71%	5.29%	8.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	1.31%	1.31%	2.00%	2.05%
Ratio of Net Investment Income/(Loss)	1.78%	1.30%	1.76%	0.54%	0.14%
Portfolio Turnover Rate	198%	99%	66%	132%	116%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	JUNE 30, 2021

Janus Henderson Emerging Markets Managed Volatility Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.07	$10.84	$11.57	$10.47	$9.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18	0.15	0.20	0.15	0.10
Net realized and unrealized gain/(loss)	1.57	(0.70)	0.17	1.18	0.99
Total from Investment Operations	1.75	(0.55)	0.37	1.33	1.09
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.22)	(0.14)	(0.17)	(0.11)
Distributions (from capital gains)	—	—	(0.96)	(0.06)	—
Total Dividends and Distributions	(0.13)	(0.22)	(1.10)	(0.23)	(0.11)
Net Asset Value, End of Period	$11.69	$10.07	$10.84	$11.57	$10.47
Total Return*	17.39%	(5.19)%	3.84%	12.68%	11.70%
Net Assets, End of Period (in thousands)	$5,043	$3,152	$4,522	$7,047	$4,206
Average Net Assets for the Period (in thousands)	$4,359	$3,991	$4,963	$7,312	$2,602
Ratios to Average Net Assets**:
Ratio of Gross Expenses	5.72%	5.73%	5.63%	3.79%	6.89%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.00%	1.14%	1.15%	1.13%	1.22%
Ratio of Net Investment Income/(Loss)	1.58%	1.46%	1.86%	1.27%	1.00%
Portfolio Turnover Rate	198%	99%	66%	132%	116%

Class I Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.09	$10.87	$11.64	$10.48	$9.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18	0.14	0.22	0.21	0.10
Net realized and unrealized gain/(loss)	1.57	(0.67)	0.12	1.13	1.01
Total from Investment Operations	1.75	(0.53)	0.34	1.34	1.11
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.25)	(0.15)	(0.12)	(0.12)
Distributions (from capital gains)	—	—	(0.96)	(0.06)	—
Total Dividends and Distributions	(0.14)	(0.25)	(1.11)	(0.18)	(0.12)
Net Asset Value, End of Period	$11.70	$10.09	$10.87	$11.64	$10.48
Total Return*	17.43%	(5.05)%	3.59%	12.82%	11.93%
Net Assets, End of Period (in thousands)	$388	$331	$41	$102	$831
Average Net Assets for the Period (in thousands)	$338	$192	$99	$374	$765
Ratios to Average Net Assets**:
Ratio of Gross Expenses	6.79%	6.97%	8.15%	4.79%	7.62%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.01%	1.06%	1.16%	1.18%	1.10%
Ratio of Net Investment Income/(Loss)	1.59%	1.41%	2.05%	1.79%	0.97%
Portfolio Turnover Rate	198%	99%	66%	132%	116%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Emerging Markets Managed Volatility Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended June 30	2021	2020	2019	2018(1)
Net Asset Value, Beginning of Period	$10.06	$10.85	$11.59	$11.10
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.19	0.16	0.21	0.15
Net realized and unrealized gain/(loss)	1.56	(0.70)	0.17	0.58
Total from Investment Operations	1.75	(0.54)	0.38	0.73
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.25)	(0.16)	(0.18)
Distributions (from capital gains)	—	—	(0.96)	(0.06)
Total Dividends and Distributions	(0.26)	(0.25)	(1.12)	(0.24)
Net Asset Value, End of Period	$11.55	$10.06	$10.85	$11.59
Total Return*	17.52%	(5.10)%	3.98%	6.57%
Net Assets, End of Period (in thousands)	$853	$1,525	$1,915	$1,614
Average Net Assets for the Period (in thousands)	$1,251	$1,721	$1,667	$1,086
Ratios to Average Net Assets**:
Ratio of Gross Expenses	6.12%	5.61%	5.63%	3.50%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.98%	0.99%	0.97%
Ratio of Net Investment Income/(Loss)	1.68%	1.60%	1.95%	1.35%
Portfolio Turnover Rate	198%	99%	66%	132%

Class S Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.07	$10.86	$11.57	$10.47	$9.48
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.18	0.14	0.19	0.14	0.07
Net realized and unrealized gain/(loss)	1.56	(0.69)	0.17	1.16	1.01
Total from Investment Operations	1.74	(0.55)	0.36	1.30	1.08
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.24)	(0.11)	(0.14)	(0.09)
Distributions (from capital gains)	—	—	(0.96)	(0.06)	—
Total Dividends and Distributions	(0.12)	(0.24)	(1.07)	(0.20)	(0.09)
Net Asset Value, End of Period	$11.69	$10.07	$10.86	$11.57	$10.47
Total Return*	17.34%	(5.24)%	3.80%	12.38%	11.52%
Net Assets, End of Period (in thousands)	$70	$59	$63	$60	$54
Average Net Assets for the Period (in thousands)	$67	$60	$60	$61	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	10.43%	10.82%	10.71%	5.54%	7.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.93%	1.22%	1.19%	1.40%	1.42%
Ratio of Net Investment Income/(Loss)	1.60%	1.38%	1.75%	1.15%	0.71%
Portfolio Turnover Rate	198%	99%	66%	132%	116%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 4, 2017 (inception date) through June 30, 2018.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	JUNE 30, 2021

Janus Henderson Emerging Markets Managed Volatility Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.08	$10.84	$11.58	$10.48	$9.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18	0.18	0.19	0.16	0.09
Net realized and unrealized gain/(loss)	1.55	(0.74)	0.17	1.16	1.01
Total from Investment Operations	1.73	(0.56)	0.36	1.32	1.10
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.20)	(0.14)	(0.16)	(0.11)
Distributions (from capital gains)	—	—	(0.96)	(0.06)	—
Total Dividends and Distributions	(0.14)	(0.20)	(1.10)	(0.22)	(0.11)
Net Asset Value, End of Period	$11.67	$10.08	$10.84	$11.58	$10.48
Total Return*	17.17%	(5.27)%	3.82%	12.64%	11.78%
Net Assets, End of Period (in thousands)	$190	$138	$454	$195	$174
Average Net Assets for the Period (in thousands)	$143	$227	$310	$207	$170
Ratios to Average Net Assets**:
Ratio of Gross Expenses	8.02%	6.95%	6.61%	4.51%	7.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.12%	1.24%	1.21%	1.16%	1.18%
Ratio of Net Investment Income/(Loss)	1.64%	1.72%	1.77%	1.36%	0.93%
Portfolio Turnover Rate	198%	99%	66%	132%	116%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Emerging Markets Managed Volatility Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory

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Notes to Financial Statements

programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

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Notes to Financial Statements

approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of June 30, 2021.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

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Notes to Financial Statements

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

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Notes to Financial Statements

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting

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Notes to Financial Statements

that country or region, which could have a negative impact on the Fund’s performance. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This can be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, Intech’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or

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Notes to Financial Statements

105% value of the securities on loan. The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of June 30, 2021.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $2 Billion	0.95
Next $1 Billion	0.92
Next $3 Billion	0.90

The Fund’s actual investment advisory fee rate for the reporting period was 0.95% of average annual net assets before any applicable waivers.

Intech Investment Management LLC (“Intech”) serves as subadviser to the Fund. As subadviser, Intech provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of Intech.

Janus Capital pays Intech a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.85% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

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Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund

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Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $357,443 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $559,325 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2021, Janus Henderson Distributors retained upfront sales charges of $9.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2021.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the year ended June 30, 2021.

28	JUNE 30, 2021

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

As of June 30, 2021, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	71	1
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	7	1
Class S Shares	100	1
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences primarily consist of deferred compensation and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 1,349	$ 402,636	$ -	$ -	$ -	$ 256	$ 28,667

During the year ended June 30, 2021, capital loss carryovers of $737,828 were utilized by the Fund. There are no unused capital loss carryovers

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 6,728,224	$ 325,572	$ (294,759)	$ 30,813

Janus Investment Fund	29

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 77,592	$ -	$ -	$ -

For the year ended June 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 148,165	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 53,964	$ (30,451)	$ (23,513)

Capital has been adjusted by $53,964, including $47,139 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

30	JUNE 30, 2021

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2021		Year ended June 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	99	$ 1,131	1,674	$ 17,785
Reinvested dividends and distributions	16	185	-	-
Shares repurchased	(3)	(37)	(1,878)	(20,013)
Net Increase/(Decrease)	112	$ 1,279	(204)	$ (2,228)
Class C Shares:
Shares sold	2,344	$ 27,500	-	$ -
Reinvested dividends and distributions	73	829	120	1,314
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	2,417	$ 28,329	120	$ 1,314
Class D Shares:
Shares sold	410,550	$4,795,421	97,720	$ 976,176
Reinvested dividends and distributions	3,618	40,886	8,049	87,014
Shares repurchased	(295,725)	(3,427,815)	(209,848)	(2,045,227)
Net Increase/(Decrease)	118,443	$1,408,492	(104,079)	$ (982,037)
Class I Shares:
Shares sold	16,497	$ 189,168	29,989	$ 328,879
Reinvested dividends and distributions	376	4,247	649	7,033
Shares repurchased	(16,434)	(184,176)	(1,635)	(16,711)
Net Increase/(Decrease)	439	$ 9,239	29,003	$ 319,201
Class N Shares:
Shares sold	18,690	$ 209,967	69,274	$ 707,315
Reinvested dividends and distributions	2,539	28,330	4,214	45,472
Shares repurchased	(98,925)	(1,116,335)	(98,553)	(965,182)
Net Increase/(Decrease)	(77,696)	$ (878,038)	(25,065)	$ (212,395)
Class S Shares:
Shares sold	-	$ -	-	$ -
Reinvested dividends and distributions	64	721	126	1,366
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	64	$ 721	126	$ 1,366
Class T Shares:
Shares sold	11,252	$ 129,070	16,160	$ 162,388
Reinvested dividends and distributions	144	1,626	426	4,610
Shares repurchased	(8,836)	(100,407)	(44,793)	(474,362)
Net Increase/(Decrease)	2,560	$ 30,289	(28,207)	$ (307,364)

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$12,942,420	$ 12,283,351	$ -	$ -

Janus Investment Fund	31

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

32	JUNE 30, 2021

Janus Henderson Emerging Markets Managed Volatility Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Emerging Markets Managed Volatility Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Emerging Markets Managed Volatility Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2021, the related statement of operations for the year ended June 30, 2021, the statements of changes in net assets for each of the two years in the period ended June 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian and broker; when replies were not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 20, 2021

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Investment Fund	33

Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 60-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

34	JUNE 30, 2021

Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	35

Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

36	JUNE 30, 2021

Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	37

Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

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Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

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Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

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Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Capital Management LLC, the Fund’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”).

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the annual period ended June 30, 2021, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2020 through December 31, 2020 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Fund was able to meet redemptions during the normal course of business during the Reporting Period, and discussed the additional actions that the Liquidity Risk Working Group took during the period of market volatility in the spring of 2020 to monitor the Fund’s liquidity. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, with the exception of extended market closures due to planned holidays, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, taking into account the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2021. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

46	JUNE 30, 2021

Janus Henderson Emerging Markets Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	47

Janus Henderson Emerging Markets Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

48	JUNE 30, 2021

Janus Henderson Emerging Markets Managed Volatility Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2021:

Capital Gain Distributions	$47,139
Foreign Taxes Paid	$16,370
Foreign Source Income	$155,384
Qualified Dividend Income Percentage	72%

Janus Investment Fund	49

Janus Henderson Emerging Markets Managed Volatility Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 51 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

50	JUNE 30, 2021

Janus Henderson Emerging Markets Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present

Independent Consultant (since 2019) and Chief Operating Officer, muun chi LLC (organic food business) (since 2020). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

51

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

Janus Investment Fund	51

Janus Henderson Emerging Markets Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	51

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

52	JUNE 30, 2021

Janus Henderson Emerging Markets Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	51

Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	53

Janus Henderson Emerging Markets Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	51	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	51

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

54	JUNE 30, 2021

Janus Henderson Emerging Markets Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	51

Director of Family Service of Lake County (since 2019). Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	51

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), and Director of Walmart (until 2017).

Janus Investment Fund	55

Janus Henderson Emerging Markets Managed Volatility Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President and Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Management LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

56	JUNE 30, 2021

Janus Henderson Emerging Markets Managed Volatility Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Capital Management LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017-September 2017), Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Services LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	57

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93012 08-21

ANNUAL REPORT June 30, 2021

Janus Henderson Flexible Bond Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Flexible Bond Fund

Janus Henderson Flexible Bond Fund (unaudited)

FUND SNAPSHOT

 We believe our research-driven investment process, diversified portfolio construction and robust risk management can drive consistent risk-adjusted performance, with excess returns generated primarily through sector and security decisions. Our collaborative investment teams utilize our broad investment flexibility across the investment cycle in an effort to capitalize on attractive opportunities and provide the downside risk management clients expect from their core fixed income portfolio.

Greg Wilensky co-portfolio manager	Michael Keough co-portfolio manager

PERFORMANCE SUMMARY

During the one-year period ended June 30, 2021, Janus Henderson Flexible Bond Fund’s Class I Shares returned 2.56% compared with -0.33% for the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

MARKET EVIRONMENT

The period began amid economically damaging social distancing measures put in place by governments worldwide to mitigate the spread of COVID-19. However, U.S. credit markets had already begun recovering from their March lows as significant monetary and fiscal stimulus supported the markets and mid-period vaccine developments created optimism around a potential economic reopening in 2021. Indeed, during the second half of the period, vaccines were distributed at a faster-than-expected-rate and cyclical industries rebounded sharply as consumers began to resume aspects of their lifestyles that had previously been restricted.

Strong consumer spending coupled with supply chain issues and the residual effects of monetary and fiscal stimulus measures then brought on concerns of inflation. Yields on longer-term Treasury bonds rose quickly during February and March. However, inflation expectations moderated by period end as certain commodity prices cooled and market participants gravitated toward the Federal Reserve’s (Fed) view that many aspects of inflation should be transitory. Ultimately, Treasuries generated negative returns for the period as the yield on the 10-year note closed June at 1.47%, up from 0.66% a year earlier. Credit markets rallied as the economic outlook improved. All index credit sectors outperformed Treasuries and generated positive total returns except for agency mortgage-backed securities (MBS). High-yield corporates, which are typically more sensitive to an improving economic environment than Treasury moves, generated double-digit gains. Treasury Inflation-Protected Securities (TIPS) also performed well.

PERFORMANCE DISCUSSION

Our favorable view on the U.S. economy and belief that the Fed was likely to remain accommodative led us to maintain the Fund’s overweight exposure to corporate bonds (including high yield) and securitized credit and our underweight exposure to U.S. Treasuries and MBS.

As the period progressed and credit spreads narrowed, we reduced exposure to corporate credit, primarily in the investment-grade market given our view that high-yield corporate bonds should continue to outperform their investment-grade counterparts on a risk-adjusted basis. Within high yield, our holdings focused on companies that we believed have the potential to be “rising stars” – securities that could see sufficient rating improvement to push them into the investment-grade market.

In securitized credit, we maintained the Fund’s underweight exposure to MBS but added to commercial mortgage-backed securities (CMBS) on the belief that the asset class would continue to provide diversification and attractive opportunities in certain subsectors. We initiated a position in TIPS and continued adding exposure through May but reduced the position later in the period as inflation expectations soared and valuations began to look expensive. As markets shifted focus to the potential transitory nature of inflation, and inflation expectations decreased, the securities repriced at more attractive levels near period end, and we added exposure back.

Our asset allocation decisions proved to be positive contributors. The Fund’s out-of-index allocation to high-yield corporate bonds performed well as the economic outlook continued to improve and investors’ demand for yield remained intact. Our overweight to investment-grade

Janus Investment Fund	1

Janus Henderson Flexible Bond Fund (unaudited)

corporate bonds, which was in effect for the majority of the period, was another meaningful contributor as spreads contracted. The underweight to MBS further benefited relative performance, particularly when spreads widened in the latter half of the period as interest rates declined and prepayment risk increased. Gains were partially offset by the Fund’s positioning relative to the Treasury yield curve, with our long-U.S. Treasury holdings being heavily impacted as the curve steepened. The Fund’s lack of exposure to government-related securities and a small cash balance were modest detractors.

DERIVATIVES USAGE

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We continue to expect strong economic growth, fueled by the combination of excess aggregate consumer savings, expanding employment, fiscal stimulus and pent-up demand. With improving fundamentals for companies and consumers, we remain modestly positive on corporate bonds and securitized credit, even as spreads have compressed. With spreads on many sectors close to all-time tights, they appear to be pricing in most of the good news. As such, we will continue to monitor valuations closely and expect to remain diversified in our exposure, looking to a wide variety of sectors and industries to provide yield and reduce overall portfolio volatility. While markets over the past year were primarily driven by broad strength across risk assets, we believe portfolio excess returns in the remainder of 2021 are more likely to be driven by our fundamental research and our ability to uncover individual sectors and securities with the potential to outperform the market. For one, we think higher-quality sub-investment-grade corporate bonds (such as BB rated bonds) continue to look attractive relative to investment-grade corporates.

We maintain our view that interest rates are too low for the kind of economic growth the market forecasts in the years ahead. However, the level for rates depends on whether inflation moderates as supply bottlenecks ease or if other factors prove to be more persistent. We believe most of the recent rise will prove to be transitory but expect that some residual effects will persist. In the months ahead, we will remain focused on what we believe are the most likely contributors to sustained inflation – wages and home prices – mindful that significant distortions could apply to both series as consumers and companies navigate their way through the changes COVID-19 wrought on the economy.

The Fed continues to be an important driver for the markets. We expect monetary policy to remain accommodative in order to drive sustained improvement in employment and meet the Fed’s long-term inflation goals. Looking ahead, we believe it is prudent for the Fed to begin the tapering of asset purchases, but more meaningful tightening in the form of interest rate hikes is likely well into the future. While we agree with the Fed’s approach and believe the risk to sustained higher inflation is low, this view is not without risks. As such, we continue to adhere to our philosophy and process that has allowed us to navigate various market cycles: Constructing diversified portfolios driven by bottom-up, fundamental research and actively managing through the evolving environment with a disciplined risk management overlay.

Thank you for your investment in Janus Henderson Flexible Bond Fund.

2	JUNE 30, 2021

Janus Henderson Flexible Bond Fund (unaudited)

Fund At A Glance

June 30, 2021

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	0.83%	0.83%
Class A Shares MOP	0.79%	0.79%
Class C Shares**	0.17%	0.17%
Class D Shares	1.07%	1.07%
Class I Shares	1.15%	1.15%
Class N Shares	1.22%	1.22%
Class R Shares	0.46%	0.46%
Class S Shares	0.71%	0.71%
Class T Shares	0.97%	0.97%
Weighted Average Maturity		7.6 Years
Average Effective Duration***		6.0 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	5.4%
AA	35.4%
A	4.1%
BBB	24.6%
BB	14.5%
B	3.0%
Not Rated	12.2%
Other	0.8%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	41.7%
United States Treasury Notes/Bonds	17.6%
Asset-Backed/Commercial Mortgage-Backed Securities	17.3%
Mortgage-Backed Securities	16.5%
Investment Companies	10.2%
Inflation-Indexed Bonds	4.0%
Bank Loans and Mezzanine Loans	1.3%
Preferred Stocks	0.6%
Investments Purchased with Cash Collateral from Securities Lending	0.2%
Other	(9.4)%
100.0%

Janus Investment Fund	3

Janus Henderson Flexible Bond Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2021					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	2.19%	3.53%	3.74%	6.41%	0.92%	0.89%
Class A Shares at MOP	-2.70%	2.53%	3.23%	6.26%
Class C Shares at NAV	1.60%	2.90%	3.02%	5.73%	1.52%	1.52%
Class C Shares at CDSC	0.60%	2.90%	3.02%	5.73%
Class D Shares	2.49%	3.83%	3.98%	6.50%	0.59%	0.59%
Class I Shares	2.56%	3.91%	4.04%	6.51%	0.51%	0.51%
Class N Shares	2.54%	3.99%	4.11%	6.53%	0.44%	0.44%
Class R Shares	1.89%	3.21%	3.37%	6.02%	1.20%	1.20%
Class S Shares	2.11%	3.46%	3.61%	6.27%	0.95%	0.95%
Class T Shares	2.39%	3.76%	3.89%	6.46%	0.69%	0.69%
Bloomberg Barclays U.S. Aggregate Bond Index	-0.33%	3.03%	3.39%	6.12%**
Morningstar Quartile - Class T Shares	3rd	2nd	2nd	2nd
Morningstar Ranking - based on total returns for Intermediate Core - Plus Bond Funds	350/593	269/547	233/478	26/95

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2020.

4	JUNE 30, 2021

Janus Henderson Flexible Bond Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – July 7, 1987

** The Bloomberg Barclays U.S. Aggregate Bond Index’s since inception returns are calculated from June 30, 1987.

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	5

Janus Henderson Flexible Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Net Annualized Expense Ratio (1/1/21 - 6/30/21)
Class A Shares	$1,000.00	$988.00	$4.24	$1,000.00	$1,020.53	$4.31	0.86%
Class C Shares	$1,000.00	$984.50	$6.89	$1,000.00	$1,017.85	$7.00	1.40%
Class D Shares	$1,000.00	$988.60	$2.76	$1,000.00	$1,022.02	$2.81	0.56%
Class I Shares	$1,000.00	$989.00	$2.42	$1,000.00	$1,022.36	$2.46	0.49%
Class N Shares	$1,000.00	$989.30	$2.07	$1,000.00	$1,022.71	$2.11	0.42%
Class R Shares	$1,000.00	$985.70	$5.66	$1,000.00	$1,019.09	$5.76	1.15%
Class S Shares	$1,000.00	$986.80	$4.53	$1,000.00	$1,020.23	$4.61	0.92%
Class T Shares	$1,000.00	$988.20	$3.25	$1,000.00	$1,021.52	$3.31	0.66%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2021

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– 17.3%
208 Park Avenue Mortgage Trust 2017-280P,
ICE LIBOR USD 1 Month + 0.8800%, 0.9529%, 9/15/34 (144A)‡	$4,050,930	$4,051,005
Affirm Asset Securitization Trust 2020-Z2 A, 1.9000%, 1/15/25 (144A)	2,159,787	2,174,727
Affirm Asset Securitization Trust 2021-A A, 0.8800%, 8/15/25 (144A)	4,557,000	4,562,784
Angel Oak Mortgage Trust I LLC 2018-2,
ICE LIBOR USD 12 Month + 0.7600%, 3.6740%, 7/27/48 (144A)‡	386,071	386,071
Angel Oak Mortgage Trust I LLC 2019-5, 2.5930%, 10/25/49 (144A)‡	2,100,485	2,107,934
Angel Oak Mortgage Trust I LLC 2019-6,
ICE LIBOR USD 12 Month + 0.9500%, 2.6200%, 11/25/59 (144A)‡	1,954,397	1,966,088
Angel Oak Mortgage Trust I LLC 2020-2,
ICE LIBOR USD 12 Month + 2.2000%, 2.5310%, 1/26/65 (144A)‡	3,513,881	3,569,528
Angel Oak Mortgage Trust I LLC 2020-3,
ICE LIBOR USD 12 Month + 1.0000%, 2.4100%, 4/25/65 (144A)‡	3,187,331	3,207,194
Arbys Funding LLC 2020-1A, 3.2370%, 7/30/50 (144A)	11,184,483	11,666,901
Bank 2018-BN12 A4, 4.2550%, 5/15/61‡	1,760,650	2,032,243
Bank 2019-BN17, 3.7140%, 4/15/52	3,864,736	4,352,059
Bank 2019-BN18, 3.5840%, 5/15/62	6,717,260	7,541,895
Bank 2019-BN20, 3.0110%, 9/15/62	3,162,497	3,416,554
Bank 2019-BN23, 2.9200%, 12/15/52	5,689,139	6,141,986
Bank 2019-BNK24, 2.9600%, 11/15/62	1,656,800	1,783,747
Barclays Comercial Mortgage Securities LLC 2015-SRCH,
4.1970%, 8/10/35 (144A)	9,721,000	11,016,577
Barclays Comercial Mortgage Securities LLC 2017-DELC,
ICE LIBOR USD 1 Month + 0.8500%, 0.9229%, 8/15/36 (144A)‡	3,044,000	3,046,345
Benchmark Mortgage Trust 2020-B16, 2.7320%, 2/15/53	4,045,000	4,280,762
BVRT Financing Trust, 1.8270%, 7/10/32‡	146,623	146,623
BVRT Financing Trust 2021-1F M1, 1.5600%, 7/1/33‡	1,796,256	1,796,376
BVRT Financing Trust 2021-2F M1, 1.5600%, 1/10/32‡	5,295,605	5,295,605
BVRT Financing Trust 2021-CRT1 M2, 2.3270%, 1/10/33‡	4,145,000	4,152,772
BVRT Financing Trust 2021-CRT2 M1, 1.8451%, 11/10/32‡	4,558,896	4,558,896
BX Commercial Mortgage Trust 2018-IND,
ICE LIBOR USD 1 Month + 0.7500%, 0.8230%, 11/15/35 (144A)‡	3,665,887	3,667,586
BX Commercial Mortgage Trust 2019-OC11, 3.2020%, 12/9/41 (144A)	4,297,000	4,628,234
BX Commercial Mortgage Trust 2019-OC11, 3.6050%, 12/9/41 (144A)	2,160,000	2,369,896
BX Commercial Mortgage Trust 2019-OC11, 3.8560%, 12/9/41 (144A)	4,295,000	4,679,704
BX Commercial Mortgage Trust 2019-OC11, 4.0755%, 12/9/41 (144A)‡	6,443,000	6,912,140
BX Commercial Mortgage Trust 2019-XL,
ICE LIBOR USD 1 Month + 0.9200%, 0.9930%, 10/15/36 (144A)‡	8,511,307	8,526,040
BX Commercial Mortgage Trust 2019-XL,
ICE LIBOR USD 1 Month + 1.0800%, 1.1530%, 10/15/36 (144A)‡	1,285,477	1,286,950
BX Commercial Mortgage Trust 2020-FOX A,
ICE LIBOR USD 1 Month + 1.0000%, 1.0730%, 11/15/32 (144A)‡	11,399,900	11,429,122
BX Commercial Mortgage Trust 2020-FOX B,
ICE LIBOR USD 1 Month + 1.3500%, 1.4230%, 11/15/32 (144A)‡	1,979,559	1,983,644
BX Commercial Mortgage Trust 2020-FOX C,
ICE LIBOR USD 1 Month + 1.5500%, 1.6230%, 11/15/32 (144A)‡	1,707,431	1,712,101
BX Commercial Mortgage Trust 2021-LBA AJV,
ICE LIBOR USD 1 Month + 0.8000%, 0.8730%, 2/15/36 (144A)‡	5,348,000	5,356,463
BX Commercial Mortgage Trust 2021-LBA AV,
ICE LIBOR USD 1 Month + 0.8000%, 0.8730%, 2/15/36 (144A)‡	6,081,000	6,090,420
BXP Trust 2017-GM, 3.3790%, 6/13/39 (144A)	4,909,000	5,347,620
CF Hippolyta Issuer LLC 2021-1A A1, 1.5300%, 3/15/61 (144A)	7,539,000	7,588,414
CF Hippolyta Issuer LLC 2021-1A B1, 1.9800%, 3/15/61 (144A)	2,768,000	2,801,000
CIM Trust 2021-NR1 A1, 2.5690%, 7/25/55 (144A)Ç	6,874,283	6,872,381
Cold Storage Trust 2020-ICE5 A,
ICE LIBOR USD 1 Month + 0.9000%, 0.9729%, 11/15/37 (144A)‡	10,993,766	11,025,044
Cold Storage Trust 2020-ICE5 B,
ICE LIBOR USD 1 Month + 1.3000%, 1.3729%, 11/15/37 (144A)‡	4,888,412	4,899,513
Cold Storage Trust 2020-ICE5 C,
ICE LIBOR USD 1 Month + 1.6500%, 1.7229%, 11/15/37 (144A)‡	4,906,106	4,918,405

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
COLT Funding LLC 2020-2,
ICE LIBOR USD 12 Month + 1.5000%, 1.8530%, 3/25/65 (144A)‡	$1,516,512	$1,525,373
COLT Funding LLC 2020-3,
ICE LIBOR USD 12 Month + 1.2000%, 1.5060%, 4/27/65 (144A)‡	1,649,521	1,655,938
Connecticut Avenue Securities Trust 2014-C04,
ICE LIBOR USD 1 Month + 4.9000%, 4.9915%, 11/25/24‡	445,423	458,418
Connecticut Avenue Securities Trust 2015-C02 1M2,
ICE LIBOR USD 1 Month + 4.0000%, 4.0915%, 5/25/25‡	1,315,390	1,335,027
Connecticut Avenue Securities Trust 2016-C03,
ICE LIBOR USD 1 Month + 5.9000%, 5.9915%, 10/25/28‡	959,883	1,007,656
Connecticut Avenue Securities Trust 2016-C04,
ICE LIBOR USD 1 Month + 4.2500%, 4.3415%, 1/25/29‡	2,378,936	2,483,678
Connecticut Avenue Securities Trust 2016-C06 1M2,
ICE LIBOR USD 1 Month + 4.2500%, 4.3415%, 4/25/29‡	2,502,764	2,608,680
Connecticut Avenue Securities Trust 2017-C01,
ICE LIBOR USD 1 Month + 3.5500%, 3.6415%, 7/25/29‡	4,204,076	4,348,980
Connecticut Avenue Securities Trust 2017-C05 1M2,
ICE LIBOR USD 1 Month + 2.2000%, 2.2915%, 1/25/30‡	5,450,746	5,532,266
Connecticut Avenue Securities Trust 2017-C06 1M2,
ICE LIBOR USD 1 Month + 2.6500%, 2.7415%, 2/25/30‡	4,651,270	4,735,567
Connecticut Avenue Securities Trust 2017-C07 1M2,
ICE LIBOR USD 1 Month + 2.4000%, 2.4915%, 5/25/30‡	5,321,172	5,388,036
Connecticut Avenue Securities Trust 2018-C03 1M2,
ICE LIBOR USD 1 Month + 2.1500%, 2.2415%, 10/25/30‡	5,379,651	5,445,634
Connecticut Avenue Securities Trust 2018-R07,
ICE LIBOR USD 1 Month + 2.4000%, 2.4915%, 4/25/31 (144A)‡	1,296,300	1,302,720
Connecticut Avenue Securities Trust 2019-R02,
ICE LIBOR USD 1 Month + 2.3000%, 2.3915%, 8/25/31 (144A)‡	1,047,288	1,054,376
Connecticut Avenue Securities Trust 2019-R03,
ICE LIBOR USD 1 Month + 2.1500%, 2.2415%, 9/25/31 (144A)‡	3,564,276	3,589,534
Connecticut Avenue Securities Trust 2019-R04,
ICE LIBOR USD 1 Month + 2.1000%, 2.1915%, 6/25/39 (144A)‡	2,794,514	2,796,244
Connecticut Avenue Securities Trust 2019-R05,
ICE LIBOR USD 1 Month + 2.0000%, 2.0915%, 7/25/39 (144A)‡	3,061,565	3,073,395
Connecticut Avenue Securities Trust 2019-R07,
ICE LIBOR USD 1 Month + 2.1000%, 2.1915%, 10/25/39 (144A)‡	1,185,057	1,189,458
Connecticut Avenue Securities Trust 2020-R02,
ICE LIBOR USD 1 Month + 2.0000%, 2.0915%, 1/25/40 (144A)‡	7,457,760	7,489,249
Cosmopolitan Hotel Trust 2017,
ICE LIBOR USD 1 Month + 0.9300%, 1.0029%, 11/15/36 (144A)‡	3,744,959	3,751,033
Credit Acceptance Auto Loan Trust 2018-2, 3.9400%, 7/15/27 (144A)	1,261,293	1,270,721
Credit Suisse Commercial Mortgage Trust 2019-ICE4,
ICE LIBOR USD 1 Month + 0.9800%, 1.0530%, 5/15/36 (144A)‡	10,122,000	10,137,313
Credit Suisse Commercial Mortgage Trust 2019-ICE4 C,
ICE LIBOR USD 1 Month + 1.4300%, 1.5030%, 5/15/36 (144A)‡	5,168,000	5,175,050
Credit Suisse Commercial Mortgage Trust 2020-UNFI, 4.1682%, 12/6/22‡	2,788,000	2,784,416
Credit Suisse Commercial Mortgage Trust 2021-WEHO A, 4.0422%, 4/15/23‡	6,425,307	6,425,016
DB Master Finance LLC 2019-1A A23, 4.3520%, 5/20/49 (144A)	3,536,018	3,912,712
DB Master Finance LLC 2019-1A A2I, 3.7870%, 5/20/49 (144A)	4,170,713	4,225,768
DB Master Finance LLC 2019-1A A2II, 4.0210%, 5/20/49 (144A)	1,702,673	1,796,474
Diamond Infrastructure Funding LLC 2021-1A A, 1.7600%, 4/15/49 (144A)	7,083,000	7,047,948
Domino's Pizza Master Issuer LLC, 4.1180%, 7/25/47 (144A)	2,501,955	2,698,785
Domino's Pizza Master Issuer LLC, 4.1160%, 7/25/48 (144A)	7,350,525	7,670,209
Domino's Pizza Master Issuer LLC, 4.3280%, 7/25/48 (144A)	3,914,625	4,261,808
Domino's Pizza Master Issuer LLC, 3.6680%, 10/25/49 (144A)	13,640,338	14,737,728
Drive Auto Receivables Trust 2017-1, 5.1700%, 9/16/24	6,197,000	6,270,624
Drive Auto Receivables Trust 2017-2, 5.2700%, 11/15/24	4,659,000	4,745,992
Drive Auto Receivables Trust 2017-3, 3.5300%, 12/15/23 (144A)	342,770	345,892
Exeter Automobile Receivables Trust 2021-1A C, 0.7400%, 1/15/26	1,133,000	1,132,101
Exeter Automobile Receivables Trust 2021-1A D, 1.0800%, 11/16/26	3,626,000	3,624,307

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2021

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Extended Stay America Trust 2021-ESH A,
ICE LIBOR USD 1 Month + 1.0800%, 0%, 7/15/38 (144A)‡	$9,009,000	$9,009,000
Extended Stay America Trust 2021-ESH B,
ICE LIBOR USD 1 Month + 1.3800%, 0%, 7/15/38 (144A)‡	2,450,000	2,450,000
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.0000%, 5.0915%, 7/25/25‡	2,702,136	2,771,900
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.7000%, 5.7915%, 4/25/28‡	2,110,504	2,235,301
Fannie Mae REMICS, 3.0000%, 5/25/48	7,415,809	7,860,549
Fannie Mae REMICS, 3.0000%, 11/25/49	10,171,347	10,770,827
Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA1 M3,
ICE LIBOR USD 1 Month + 5.5500%, 5.6416%, 7/25/28‡	2,379,334	2,484,484
Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA3 M2,
ICE LIBOR USD 1 Month + 1.3500%, 1.4415%, 3/25/29‡	21,130	21,130
Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M1,
ICE LIBOR USD 1 Month + 0.7500%, 0.8416%, 3/25/30‡	48,689	48,689
Freddie Mac Structured Agency Credit Risk Debt Notes 2019-DNA4 M2,
ICE LIBOR USD 1 Month + 1.9500%, 2.0415%, 10/25/49 (144A)‡	831,922	835,847
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-DNA6 M2,
US 30 Day Average SOFR + 2.0000%, 2.0180%, 12/25/50 (144A)‡	5,597,000	5,648,949
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA4 M2,
ICE LIBOR USD 1 Month + 3.1500%, 3.2415%, 9/25/50 (144A)‡	2,665,031	2,695,013
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA5 M2,
US 30 Day Average SOFR + 2.6000%, 2.6180%, 11/25/50 (144A)‡	9,333,000	9,516,751
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 M2,
US 30 Day Average SOFR + 2.3000%, 2.3180%, 8/25/33 (144A)‡	2,791,000	2,862,036
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-HQA1 M2,
US 30 Day Average SOFR + 2.2500%, 2.2680%, 8/25/33 (144A)‡	3,013,000	3,047,920
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.0340%, 1.1070%, 12/15/36 (144A)‡	2,050,000	2,052,163
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.3340%, 1.4070%, 12/15/36 (144A)‡	2,296,000	2,296,800
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.6330%, 1.7060%, 12/15/36 (144A)‡	2,558,000	2,558,937
GS Mortgage Securities Trust 2018-GS10, 4.1550%, 7/10/51‡	2,505,214	2,880,078
GS Mortgage Securities Trust 2018-GS9, 3.9920%, 3/10/51‡	4,185,984	4,753,089
GS Mortgage Securities Trust 2020-GC45, 2.9106%, 2/13/53	4,121,000	4,418,612
GS Mortgage Securities Trust 2020-GC47, 2.3772%, 5/12/53	4,515,000	4,652,714
Jack in the Box Funding LLC 2019-1A A23, 4.9700%, 8/25/49 (144A)	6,981,107	7,657,025
Jack in the Box Funding LLC 2019-1A A2I, 3.9820%, 8/25/49 (144A)	6,954,051	7,066,415
Jack in the Box Funding LLC 2019-1A A2II, 4.4760%, 8/25/49 (144A)	9,239,183	9,758,615
Life Financial Services Trust 2021-BMR A,
ICE LIBOR USD 1 Month + 0.7000%, 0.7730%, 3/15/38 (144A)‡	13,778,000	13,801,062
Life Financial Services Trust 2021-BMR C,
ICE LIBOR USD 1 Month + 1.1000%, 1.1730%, 3/15/38 (144A)‡	6,599,000	6,613,081
Mercury Financial Credit Card Master Trust 2021-1A A,
1.5400%, 3/20/26 (144A)	6,186,000	6,205,999
MHC Commercial Mortgage Trust 2021-MHC A,
ICE LIBOR USD 1 Month + 0.8010%, 0.8738%, 4/15/38 (144A)‡	12,276,358	12,286,083
MHC Commercial Mortgage Trust 2021-MHC C,
ICE LIBOR USD 1 Month + 1.3510%, 1.4238%, 4/15/38 (144A)‡	5,917,835	5,923,516
Morgan Stanley Capital I Trust 2016-UB11, 2.7820%, 8/15/49	4,025,000	4,262,167
Morgan Stanley Capital I Trust 2019-H6, 3.4170%, 6/15/52	2,234,425	2,473,434
Morgan Stanley Capital I Trust 2015-UBS8, 3.8090%, 12/15/48	2,985,000	3,268,772
Morgan Stanley Capital I Trust 2018-H3, 4.1770%, 7/15/51	4,192,640	4,826,016
Morgan Stanley Capital I Trust 2018-H4, 4.3100%, 12/15/51	6,272,995	7,253,340
MRA Issuance Trust 2021-NA1 A1X,
ICE LIBOR USD 1 Month + 1.5000%, 0%, 3/8/22 (144A)‡	10,100,000	10,100,000
New Residential Mortgage Loan Trust 2018-2,
ICE LIBOR USD 6 Month + 0.6800%, 4.5000%, 2/25/58 (144A)‡	3,649,478	3,938,954

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Newday Funding Master Issuer PLC 2021-1A A2,
SOFR + 1.1000%, 1.1100%, 3/15/29 (144A)‡	$4,332,000	$4,354,925
NRZ Excess Spread Collateralized Notes 2020-PLS1 A,
3.8440%, 12/25/25 (144A)	2,157,874	2,239,340
Oak Street Investment Grade Net Lease Fund 2020-1A A1,
1.8500%, 11/20/50 (144A)	4,837,286	4,909,036
OneMain Direct Auto Receivables Trust 2018-1, 3.8500%, 10/14/25 (144A)	2,347,000	2,388,654
OneMain Direct Auto Receivables Trust 2018-1, 4.4000%, 1/14/28 (144A)	2,534,000	2,584,551
Planet Fitness Master Issuer LLC 2018-1A, 4.2620%, 9/5/48 (144A)	3,584,635	3,584,635
Planet Fitness Master Issuer LLC 2019-1A, 3.8580%, 12/5/49 (144A)	6,528,580	6,575,725
Preston Ridge Partners Mortgage Trust 2020-1A, 2.9810%, 2/25/25 (144A)Ç	1,607,378	1,621,162
Preston Ridge Partners Mortgage Trust 2020-3, 2.8570%, 9/25/25 (144A)Ç	6,818,377	6,874,037
Preston Ridge Partners Mortgage Trust 2020-4 A1, 2.9510%, 10/25/25 (144A)Ç	4,338,176	4,356,593
Preston Ridge Partners Mortgage Trust 2020-5 A1, 3.1040%, 11/25/25 (144A)Ç	2,285,744	2,291,691
Santander Drive Auto Receivables Trust 2020-3 D, 1.6400%, 11/16/26	8,839,000	8,957,907
Santander Drive Auto Receivables Trust 2021-1 D, 1.1300%, 11/16/26	15,238,000	15,258,203
Sequoia Mortgage Trust 2013-5, 2.5000%, 5/25/43 (144A)‡	876,648	890,936
Sequoia Mortgage Trust 2020-2, 3.5000%, 3/25/50 (144A)‡	857,468	874,057
Spruce Hill Mortgage Loan Trust 2020-SH1 A1,
ICE LIBOR USD 12 Month + 0.9500%, 2.5210%, 1/28/50 (144A)‡	721,622	798,951
Spruce Hill Mortgage Loan Trust 2020-SH1 A2,
ICE LIBOR USD 12 Month + 1.0500%, 2.6240%, 1/28/50 (144A)‡	1,418,196	1,569,540
Spruce Hill Mortgage Loan Trust 2020-SH2, 3.4070%, 6/25/55 (144A)‡	3,268,613	3,323,774
Taco Bell Funding LLC 2016-1A A23, 4.9700%, 5/25/46 (144A)	3,816,000	4,123,808
Taco Bell Funding LLC 2018-1A A2I, 4.3180%, 11/25/48 (144A)	3,765,450	3,765,450
Taco Bell Funding LLC 2018-1A A2II, 4.9400%, 11/25/48 (144A)	3,323,775	3,750,147
UNIFY Auto Receivables Trust 2021-1A A4, 0.9800%, 7/15/26 (144A)	3,808,000	3,851,882
Vantage Data Centers LLC 2020-1A A2, 1.6450%, 9/15/45 (144A)	9,359,000	9,374,900
Vantage Data Centers LLC 2020-2A A2, 1.9920%, 9/15/45 (144A)	4,083,000	4,066,373
VASA Trust 2021-VASA A,
ICE LIBOR USD 1 Month + 0.9000%, 0.9730%, 7/15/39 (144A)‡	3,768,000	3,751,254
VCAT Asset Securitization LLC 2020-NPL1, 3.6710%, 8/25/50 (144A)Ç	2,146,429	2,178,560
VCAT Asset Securitization LLC 2021-NPL1 A1, 2.2891%, 12/26/50 (144A)	2,072,024	2,077,603
Wells Fargo Commercial Mortgage Trust 2021-SAVE A,
ICE LIBOR USD 1 Month + 1.1500%, 1.2230%, 2/15/40 (144A)‡	2,718,884	2,730,692
Wendy's Funding LLC, 3.8840%, 3/15/48 (144A)	703,485	762,834
Wendy's Funding LLC, 3.7830%, 6/15/49 (144A)	3,730,860	3,977,235
Wendy's Funding LLC 2021-1A A2I, 2.3700%, 6/15/51 (144A)	3,075,000	3,086,849
Wendy's Funding LLC 2021-1A A2II, 2.7750%, 6/15/51 (144A)	3,578,000	3,607,103
Westlake Automobile Receivable Trust 2020-1A D, 2.8000%, 6/16/25 (144A)	4,016,000	4,157,609
Wingstop Funding LLC 2020-1A A2, 2.8410%, 12/5/50 (144A)	5,826,398	6,036,867
Zaxby's Funding LLC 2021-1A A2, 3.2380%, 7/30/51 (144A)	4,258,000	4,332,984
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $662,299,928)		674,774,610
Bank Loans and Mezzanine Loans– 1.3%
Basic Industry – 0.2%
Alpha 3 BV, ICE LIBOR USD 1 Month + 2.5000%, 3.0000%, 3/18/28‡	7,170,000	7,129,705
Capital Goods – 0.3%
Madison IAQ LLC, ICE LIBOR USD 1 Month + 3.2500%, 3.7500%, 6/21/28ƒ,‡	10,704,239	10,704,239
Consumer Non-Cyclical – 0.8%
Elanco Animal Health Inc, ICE LIBOR USD 1 Month + 1.7500%, 1.8651%, 8/1/27‡	15,671,234	15,423,159
ICON Luxembourg Sarl, ICE LIBOR USD 1 Month + 2.5000%, 3.0000%, 6/16/28ƒ,‡	13,764,353	13,783,761
Indigo Merger Sub Inc, ICE LIBOR USD 1 Month + 2.5000%, 3.0000%, 7/1/28ƒ,‡	3,429,397	3,434,232
		32,641,152
Total Bank Loans and Mezzanine Loans (cost $50,621,937)		50,475,096
Corporate Bonds– 41.7%
Banking – 8.3%
Ally Financial Inc,
US Treasury Yield Curve Rate 5 Year + 3.8680%, 4.7000%‡,µ	8,325,000	8,622,203
Bank of America Corp, ICE LIBOR USD 3 Month + 1.0600%, 3.5590%, 4/23/27‡	7,123,000	7,801,278

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2021

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Banking– (continued)
Bank of America Corp, ICE LIBOR USD 3 Month + 1.5120%, 3.7050%, 4/24/28‡	$12,390,000	$13,700,637
Bank of America Corp, SOFR + 1.0600%, 2.0870%, 6/14/29‡	10,769,000	10,856,140
Bank of America Corp, SOFR + 2.1500%, 2.5920%, 4/29/31‡	9,971,000	10,279,475
Bank of America Corp, ICE LIBOR USD 3 Month + 3.1350%, 5.2000%‡,#,µ	3,295,000	3,427,624
Bank of America Corp, ICE LIBOR USD 3 Month + 3.7050%, 6.2500%‡,µ	8,517,000	9,421,931
Bank of New York Mellon Corp,
US Treasury Yield Curve Rate 5 Year + 4.3580%, 4.7000%‡,µ	12,223,000	13,338,349
BNP Paribas SA, ICE LIBOR USD 3 Month + 2.2350%, 4.7050%, 1/10/25 (144A)‡	5,510,000	6,011,391
BNP Paribas SA, ICE LIBOR USD 3 Month + 1.1110%, 2.8190%, 11/19/25 (144A)‡	3,744,000	3,939,217
BNP Paribas SA,
US Treasury Yield Curve Rate 5 Year + 2.0500%, 2.5880%, 8/12/35 (144A)‡	12,265,000	11,981,837
Citigroup Inc, ICE LIBOR USD 3 Month + 1.5630%, 3.8870%, 1/10/28‡	7,574,000	8,429,452
Citigroup Inc, SOFR + 1.4220%, 2.9760%, 11/5/30‡	3,481,000	3,687,012
Citigroup Inc, ICE LIBOR USD 3 Month + 4.0680%, 5.9500%‡,µ	6,781,000	7,129,238
Citigroup Inc, ICE LIBOR USD 3 Month + 3.4660%, 5.3500%‡,µ	4,013,000	4,163,554
Citigroup Inc, ICE LIBOR USD 3 Month + 3.4230%, 6.3000%‡,µ	916,000	985,341
Citigroup Inc, ICE LIBOR USD 3 Month + 3.9050%, 5.9500%‡,µ	4,099,000	4,486,151
Citigroup Inc, SOFR + 3.8130%, 5.0000%‡,µ	4,169,000	4,363,275
Credit Agricole SA, 4.3750%, 3/17/25 (144A)	4,128,000	4,539,362
Credit Agricole SA, 3.2500%, 1/14/30 (144A)	7,499,000	7,894,611
Credit Agricole SA/London, SOFR + 1.6760%, 1.9070%, 6/16/26 (144A)‡	1,687,000	1,719,965
Goldman Sachs Group Inc, 3.5000%, 4/1/25	10,545,000	11,440,242
Goldman Sachs Group Inc,
US Treasury Yield Curve Rate 5 Year + 3.2240%, 4.9500%‡,µ	2,745,000	2,934,021
HSBC Holdings PLC, SOFR + 1.5380%, 1.6450%, 4/18/26‡	6,726,000	6,816,180
HSBC Holdings PLC, SOFR + 1.2900%, 1.5890%, 5/24/27‡	11,810,000	11,832,763
JPMorgan Chase & Co, SOFR + 1.8500%, 2.0830%, 4/22/26‡	3,788,000	3,916,959
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.2450%, 3.9600%, 1/29/27‡	10,483,000	11,673,922
JPMorgan Chase & Co, SOFR + 0.8850%, 1.5780%, 4/22/27‡	10,096,000	10,148,308
JPMorgan Chase & Co, SOFR + 2.5150%, 2.9560%, 5/13/31‡	18,739,000	19,685,444
JPMorgan Chase & Co, SOFR + 3.3800%, 5.0000%, 7/31/69‡	3,293,000	3,480,536
JPMorgan Chase & Co, SOFR + 3.1250%, 4.6000%, 1/23/70‡	3,476,000	3,602,179
Morgan Stanley, SOFR + 1.9900%, 2.1880%, 4/28/26‡	11,145,000	11,571,872
Morgan Stanley, 3.9500%, 4/23/27	9,471,000	10,582,594
Morgan Stanley, SOFR + 0.8790%, 1.5930%, 5/4/27‡	4,849,000	4,883,308
Morgan Stanley, SOFR + 1.0340%, 1.7940%, 2/13/32‡	9,092,000	8,735,703
National Australia Bank Ltd, 2.9900%, 5/21/31 (144A)	11,931,000	12,113,474
Natwest Group PLC,
US Treasury Yield Curve Rate 5 Year + 2.3500%, 3.0320%, 11/28/35‡	9,086,000	9,100,538
SVB Financial Group, 3.1250%, 6/5/30	11,600,000	12,345,574
SVB Financial Group, 1.8000%, 2/2/31	4,156,000	3,975,298
SVB Financial Group,
US Treasury Yield Curve Rate 10 Year + 3.0640%, 4.1000%‡,µ	10,526,000	10,677,259
Westpac Banking Corp,
US Treasury Yield Curve Rate 5 Year + 1.7500%, 2.6680%, 11/15/35‡	9,029,000	8,881,105
		325,175,322
Basic Industry – 1.0%
Axalta Coating Systems Ltd, 3.3750%, 2/15/29 (144A)	12,659,000	12,374,172
Element Solutions Inc, 3.8750%, 9/1/28 (144A)	9,595,000	9,789,778
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	5,642,000	5,675,135
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	11,277,000	11,939,010
		39,778,095
Brokerage – 0.6%
Charles Schwab Corp,
US Treasury Yield Curve Rate 5 Year + 4.9710%, 5.3750%‡,µ	17,082,000	18,880,735
Charles Schwab Corp,
US Treasury Yield Curve Rate 10 Year + 3.0790%, 4.0000%‡,µ	5,521,000	5,647,983
		24,528,718

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Capital Goods – 1.7%
Boeing Co, 4.5080%, 5/1/23	$9,038,000	$9,635,364
Boeing Co, 4.8750%, 5/1/25	6,657,000	7,458,957
Boeing Co, 2.1960%, 2/4/26	3,268,000	3,299,236
Boeing Co, 3.2500%, 2/1/28	3,485,000	3,694,413
Boeing Co, 3.6250%, 2/1/31	7,402,000	7,961,059
Boeing Co, 3.9500%, 8/1/59	4,573,000	4,784,430
TransDigm Inc, 4.6250%, 1/15/29 (144A)	15,374,000	15,379,381
Wabtec Corp, 4.4000%, 3/15/24	3,524,000	3,818,210
Wabtec Corp, 4.9500%, 9/15/28	4,932,000	5,721,054
Westinghouse Air Brake Technologies Corp, 3.2000%, 6/15/25	3,644,000	3,875,393
		65,627,497
Communications – 4.5%
CCO Holdings LLC / CCO Holdings Capital Corp, 4.2500%, 2/1/31 (144A)	10,815,000	11,017,781
CCO Holdings LLC / CCO Holdings Capital Corp, 4.5000%, 5/1/32	17,008,000	17,624,540
Cellnex Finance Co SA, 3.8750%, 7/7/41 (144A)	8,243,000	8,213,408
CenturyLink Inc, 5.8000%, 3/15/22	3,536,000	3,638,862
Charter Communications Operating LLC / Charter Communications Operating
Capital, 6.4840%, 10/23/45	1,937,000	2,667,601
Charter Communications Operating LLC / Charter Communications Operating
Capital, 5.3750%, 5/1/47	1,551,000	1,900,611
Charter Communications Operating LLC / Charter Communications Operating
Capital, 4.8000%, 3/1/50	3,731,000	4,285,236
Crown Castle International Corp, 3.6500%, 9/1/27	4,548,000	5,014,594
Crown Castle International Corp, 3.1000%, 11/15/29	5,657,000	6,001,847
CSC Holdings LLC, 4.1250%, 12/1/30 (144A)	8,595,000	8,541,281
CSC Holdings LLC, 4.6250%, 12/1/30 (144A)	8,660,000	8,496,413
CSC Holdings LLC, 3.3750%, 2/15/31 (144A)	6,993,000	6,607,756
CSC Holdings LLC, 5.0000%, 11/15/31 (144A)	4,156,000	4,175,949
GCI LLC, 4.7500%, 10/15/28 (144A)	16,183,000	16,563,300
Level 3 Financing Inc, 3.8750%, 11/15/29 (144A)	7,263,000	7,778,891
Netflix Inc, 3.6250%, 6/15/25 (144A)	18,841,000	20,232,219
Sirius XM Radio Inc, 4.1250%, 7/1/30 (144A)	12,475,000	12,585,778
T-Mobile USA Inc, 2.2500%, 2/15/26	4,409,000	4,442,068
T-Mobile USA Inc, 2.6250%, 2/15/29	11,074,000	10,935,575
T-Mobile USA Inc, 3.0000%, 2/15/41	4,890,000	4,829,706
Verizon Communications Inc, 3.0000%, 3/22/27	1,508,000	1,622,804
Verizon Communications Inc, 2.1000%, 3/22/28	2,915,000	2,975,968
Verizon Communications Inc, 3.5500%, 3/22/51	4,925,000	5,261,706
		175,413,894
Consumer Cyclical – 3.6%
1011778 BC ULC / New Red Finance Inc, 4.0000%, 10/15/30 (144A)	17,636,000	17,062,830
Choice Hotels International Inc, 3.7000%, 12/1/29	7,759,000	8,399,195
Choice Hotels International Inc, 3.7000%, 1/15/31	2,003,000	2,167,526
Experian Finance PLC, 2.7500%, 3/8/30 (144A)	9,459,000	9,775,725
GLP Capital LP / GLP Financing II Inc, 5.2500%, 6/1/25	2,969,000	3,342,055
GLP Capital LP / GLP Financing II Inc, 5.3750%, 4/15/26	5,592,000	6,436,448
GLP Capital LP / GLP Financing II Inc, 5.3000%, 1/15/29	603,000	702,495
GLP Capital LP / GLP Financing II Inc, 4.0000%, 1/15/30	9,678,000	10,387,494
GoDaddy Operating Co LLC / GD Finance Co Inc, 3.5000%, 3/1/29 (144A)	12,534,000	12,452,529
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	4,867,000	5,098,372
IHS Markit Ltd, 4.7500%, 2/15/25 (144A)	11,491,000	12,864,174
Lithia Motors Inc, 3.8750%, 6/1/29 (144A)	12,911,000	13,382,897
MDC Holdings Inc, 5.5000%, 1/15/24	6,761,000	7,407,690
MGM Resorts International, 7.7500%, 3/15/22	1,300,000	1,358,760
Nordstrom Inc, 4.3750%, 4/1/30#	6,803,000	7,088,738
Service Corp International/US, 3.3750%, 8/15/30	3,472,000	3,401,866
Service Corporation International, 4.0000%, 5/15/31	8,179,000	8,348,101
Yum! Brands Inc, 4.6250%, 1/31/32	8,778,000	9,216,900
		138,893,795

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2021

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Consumer Non-Cyclical – 4.6%
Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide Inc,
4.9000%, 2/1/46	$8,875,000	$11,233,532
Aramark Services Inc, 6.3750%, 5/1/25 (144A)	8,859,000	9,412,688
Coca-Cola Femsa SAB de CV, 2.7500%, 1/22/30	4,557,000	4,744,202
DaVita Inc, 4.6250%, 6/1/30 (144A)	7,041,000	7,239,697
DaVita Inc, 3.7500%, 2/15/31 (144A)	9,267,000	8,896,320
Elanco Animal Health Inc, 5.2720%, 8/28/23	7,651,000	8,229,339
Hasbro Inc, 3.9000%, 11/19/29	15,128,000	16,820,526
Hasbro Inc, 6.3500%, 3/15/40	1,354,000	1,887,700
Hasbro Inc, 5.1000%, 5/15/44	8,739,000	10,682,343
HCA Inc, 5.3750%, 2/1/25	3,852,000	4,345,056
HCA Inc, 3.5000%, 9/1/30	5,585,000	5,950,091
HCA Inc, 5.5000%, 6/15/47	1,696,000	2,208,908
HCA Inc, 5.2500%, 6/15/49	2,544,000	3,242,816
HCA Inc, 3.5000%, 7/15/51	7,748,000	7,744,470
JBS Finance Luxembourg Sarl, 3.6250%, 1/15/32 (144A)	5,544,000	5,542,281
JBS USA LUX SA / JBS USA Finance Inc, 6.7500%, 2/15/28 (144A)	4,307,000	4,732,316
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
6.5000%, 4/15/29 (144A)	10,966,000	12,323,152
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
5.5000%, 1/15/30 (144A)	9,007,000	10,073,249
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
3.7500%, 12/1/31 (144A)	5,243,000	5,364,900
Kraft Heinz Foods Co, 3.8750%, 5/15/27	6,964,000	7,651,858
Kraft Heinz Foods Co, 5.0000%, 6/4/42	4,788,000	5,846,619
Kraft Heinz Foods Co, 4.3750%, 6/1/46	1,378,000	1,561,548
Kraft Heinz Foods Co, 4.8750%, 10/1/49	3,221,000	3,910,137
Organon Finance 1 LLC, 4.1250%, 4/30/28 (144A)	9,786,000	9,979,763
Royalty Pharma PLC, 3.5500%, 9/2/50 (144A)	6,478,000	6,443,314
Sysco Corp, 6.6000%, 4/1/50	2,274,000	3,532,348
		179,599,173
Electric – 2.1%
CMS Energy Corp,
US Treasury Yield Curve Rate 5 Year + 4.1160%, 4.7500%, 6/1/50‡	8,111,000	9,038,696
Dominion Energy Inc, 3.3750%, 4/1/30	5,802,000	6,317,858
Duquesne Light Holdings Inc, 2.7750%, 1/7/32 (144A)	7,047,000	7,101,238
East Ohio Gas Co/The, 2.0000%, 6/15/30 (144A)	964,000	953,020
IPALCO Enterprises Inc, 4.2500%, 5/1/30	8,732,000	9,806,555
NextEra Energy Capital Holdings Inc, 2.7500%, 5/1/25	3,856,000	4,095,320
NRG Energy Inc, 7.2500%, 5/15/26	12,820,000	13,289,276
NRG Energy Inc, 6.6250%, 1/15/27	5,390,000	5,579,836
NRG Energy Inc, 3.3750%, 2/15/29 (144A)	7,842,000	7,675,514
NRG Energy Inc, 3.6250%, 2/15/31 (144A)	8,854,000	8,700,826
Pacific Gas and Electric Co, 3.0000%, 6/15/28	8,322,000	8,359,433
		80,917,572
Energy – 2.1%
Cheniere Corpus Christi Holdings LLC, 3.7000%, 11/15/29	8,768,000	9,577,129
Cheniere Energy Inc, 4.6250%, 10/15/28 (144A)	9,242,000	9,750,310
Cheniere Energy Partners LP, 4.0000%, 3/1/31 (144A)	5,833,000	6,095,485
Continental Resources Inc, 5.7500%, 1/15/31 (144A)	8,866,000	10,617,035
Energy Transfer Operating LP, 5.8750%, 1/15/24	5,520,000	6,116,735
Energy Transfer Operating LP, 5.5000%, 6/1/27	991,000	1,162,230
EQT Corp, 3.1250%, 5/15/26 (144A)	13,469,000	13,801,819
Hess Midstream Operations LP, 5.1250%, 6/15/28 (144A)	13,236,000	13,881,255
NGPL PipeCo LLC, 3.2500%, 7/15/31 (144A)	3,342,000	3,444,363
ONEOK Inc, 6.3500%, 1/15/31	5,099,000	6,593,833
ONEOK Inc, 7.1500%, 1/15/51	1,261,000	1,853,771
		82,893,965

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Finance Companies – 1.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
4.6250%, 10/15/27	$7,710,000	$8,634,686
Air Lease Corp, 1.8750%, 8/15/26	7,478,000	7,483,779
Air Lease Corp, 3.0000%, 2/1/30	3,698,000	3,750,974
GE Capital International Funding Co Unlimited Co, 4.4180%, 11/15/35	13,035,000	15,622,206
Quicken Loans LLC, 3.6250%, 3/1/29 (144A)	7,327,000	7,235,413
Quicken Loans LLC, 3.8750%, 3/1/31 (144A)	11,034,000	11,116,645
		53,843,703
Financial Institutions – 0.2%
Jones Lang LaSalle Inc, 4.4000%, 11/15/22	8,473,000	8,812,531
Industrial Conglomerates – 0.3%
General Electric Co, ICE LIBOR USD 3 Month + 3.3300%, 3.4489%‡,µ	11,629,000	11,396,420
Information Technology Services – 0.2%
Booz Allen Hamilton Inc, 3.8750%, 9/1/28 (144A)	9,048,000	9,228,960
Insurance – 2.2%
Athene Holding Ltd, 3.9500%, 5/25/51	9,566,000	10,234,522
Brown & Brown Inc, 4.5000%, 3/15/29	5,418,000	6,232,069
Brown & Brown Inc, 2.3750%, 3/15/31	910,000	909,223
Centene Corp, 4.2500%, 12/15/27	9,782,000	10,307,782
Centene Corp, 2.4500%, 7/15/28	9,453,000	9,580,615
Centene Corp, 3.0000%, 10/15/30	15,107,000	15,519,119
Centene Corp, 2.5000%, 3/1/31	2,493,000	2,458,721
Molina Healthcare Inc, 4.3750%, 6/15/28 (144A)	18,350,000	19,129,875
Prudential Financial Inc,
US Treasury Yield Curve Rate 5 Year + 3.0350%, 3.7000%, 10/1/50‡	13,066,000	13,621,305
		87,993,231
Real Estate Investment Trusts (REITs) – 2.3%
Agree LP, 2.9000%, 10/1/30	11,683,000	12,189,850
American Homes 4 Rent LP, 2.3750%, 7/15/31	3,727,000	3,671,580
American Homes 4 Rent LP, 3.3750%, 7/15/51	4,476,000	4,384,779
CTR Partnership LP / CareTrust Capital Corp, 3.8750%, 6/30/28 (144A)	12,921,000	13,193,892
Lexington Realty Trust, 2.7000%, 9/15/30	10,681,000	10,857,245
MPT Operating Partnership LP / MPT Finance Corp, 3.5000%, 3/15/31	8,967,000	9,056,580
Omega Healthcare Investors Inc, 3.2500%, 4/15/33	18,983,000	18,942,596
Rexford Industrial Realty Inc, 2.1250%, 12/1/30	8,832,000	8,488,503
Sun Communities Inc, 2.7000%, 7/15/31	8,985,000	8,984,089
		89,769,114
Technology – 6.3%
Broadcom Inc, 4.1500%, 11/15/30	8,584,000	9,626,227
Broadcom Inc, 4.3000%, 11/15/32	6,344,000	7,224,075
Broadcom Inc, 3.4190%, 4/15/33 (144A)	7,643,000	8,026,406
Broadcom Inc, 3.4690%, 4/15/34 (144A)	11,487,000	12,150,426
Broadridge Financial Solutions Inc, 2.6000%, 5/1/31	7,723,000	7,863,890
Cadence Design Systems Inc, 4.3750%, 10/15/24	18,064,000	19,865,208
CoStar Group Inc, 2.8000%, 7/15/30 (144A)	9,503,000	9,653,723
Marvell Technology Inc, 4.2000%, 6/22/23 (144A)	3,313,000	3,522,078
Marvell Technology Inc, 1.6500%, 4/15/26 (144A)	5,742,000	5,738,687
Marvell Technology Inc, 4.8750%, 6/22/28 (144A)	6,709,000	7,755,611
Marvell Technology Inc, 2.9500%, 4/15/31 (144A)	9,097,000	9,427,867
Microchip Technology Inc, 2.6700%, 9/1/23	9,518,000	9,913,183
Microchip Technology Inc, 4.2500%, 9/1/25	7,598,000	7,976,881
MSCI Inc, 3.6250%, 9/1/30 (144A)	6,135,000	6,274,019
MSCI Inc, 3.8750%, 2/15/31 (144A)	11,796,000	12,241,417
Qorvo Inc, 3.3750%, 4/1/31 (144A)	9,860,000	10,276,289
Seagate HDD Cayman, 4.8750%, 6/1/27	308,000	339,570
Seagate HDD Cayman, 4.0910%, 6/1/29 (144A)	2,456,000	2,514,453
Seagate HDD Cayman, 3.1250%, 7/15/29 (144A)	1,518,000	1,470,813
Seagate HDD Cayman, 4.1250%, 1/15/31 (144A)	2,531,000	2,581,620
Sensata Technologies Inc, 3.7500%, 2/15/31 (144A)	3,326,000	3,288,849

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2021

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Technology– (continued)
SK Hynix Inc, 1.5000%, 1/19/26 (144A)	$7,758,000	$7,652,646
SK Hynix Inc, 2.3750%, 1/19/31 (144A)	5,044,000	4,911,497
Skyworks Solutions Inc, 0.9000%, 6/1/23	1,682,000	1,687,001
Skyworks Solutions Inc, 1.8000%, 6/1/26	2,620,000	2,653,007
Skyworks Solutions Inc, 3.0000%, 6/1/31	2,352,000	2,404,002
Switch Ltd, 4.1250%, 6/15/29 (144A)	6,085,000	6,244,731
Total System Services Inc, 4.8000%, 4/1/26	15,432,000	17,643,561
Trimble Inc, 4.7500%, 12/1/24	10,216,000	11,349,270
Trimble Inc, 4.9000%, 6/15/28	5,033,000	5,902,848
TSMC Global Ltd, 1.2500%, 4/23/26 (144A)	9,674,000	9,590,059
TSMC Global Ltd, 1.7500%, 4/23/28 (144A)	9,638,000	9,635,301
Twilio Inc, 3.6250%, 3/15/29	3,499,000	3,568,980
Twilio Inc, 3.8750%, 3/15/31	3,499,000	3,590,849
		244,565,044
Transportation – 0.3%
GXO Logistics inc, 1.6500%, 7/15/26 (144A)	6,199,000	6,167,757
GXO Logistics inc, 2.6500%, 7/15/31 (144A)	4,100,000	4,067,077
		10,234,834
Total Corporate Bonds (cost $1,569,068,787)		1,628,671,868
Inflation-Indexed Bonds– 4.0%
United States Treasury Inflation Indexed Bonds, 0.6250%, 4/15/23ÇÇ	46,137,054	48,803,451
United States Treasury Inflation Indexed Bonds, 0.1250%, 4/15/26ÇÇ	71,516,614	77,792,942
United States Treasury Inflation Indexed Bonds, 0.1250%, 1/15/31ÇÇ	28,550,240	31,416,789
Total Inflation-Indexed Bonds (cost $158,032,135)		158,013,182
Mortgage-Backed Securities– 16.5%
Fannie Mae:
1.5000%, TBA, 15 Year Maturity	2,307,597	2,334,573
2.0000%, TBA, 15 Year Maturity	17,396,694	17,941,558
2.5000%, TBA, 15 Year Maturity	2,932,700	3,057,926
2.0000%, TBA, 30 Year Maturity	49,539,055	50,041,876
2.5000%, TBA, 30 Year Maturity	128,216,042	132,588,209
3.5000%, TBA, 30 Year Maturity	11,048,000	11,628,020
		217,592,162
Fannie Mae Pool:
3.0000%, 10/1/34	39,923	42,295
2.5000%, 11/1/34	3,353,281	3,529,259
3.0000%, 11/1/34	202,236	215,476
3.0000%, 12/1/34	210,918	224,531
6.0000%, 2/1/37	1,018,001	1,206,622
4.5000%, 11/1/42	1,025,080	1,136,059
3.0000%, 1/1/43	182,824	193,882
3.0000%, 2/1/43	356,734	379,046
3.0000%, 5/1/43	1,196,964	1,258,940
5.0000%, 7/1/44	6,037,836	6,773,998
4.5000%, 10/1/44	2,450,911	2,748,933
4.5000%, 3/1/45	3,580,968	4,016,400
4.5000%, 6/1/45	2,040,365	2,266,780
3.5000%, 12/1/45	1,556,498	1,660,417
4.5000%, 2/1/46	3,652,288	4,047,697
3.5000%, 7/1/46	8,555,767	9,261,254
3.0000%, 9/1/46	3,429,885	3,641,215
3.0000%, 1/1/47	12,003,399	12,742,981
3.0000%, 2/1/47	46,047,934	48,988,413
3.5000%, 3/1/47	1,344,802	1,434,587
3.5000%, 7/1/47	1,152,965	1,229,943
3.5000%, 8/1/47	2,639,464	2,790,300
3.0000%, 2/1/48	481,982	515,760
3.0000%, 5/1/48	212,927	225,050

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Fannie Mae Pool– (continued)
5.0000%, 5/1/48	$1,088,315	$1,189,100
3.5000%, 7/1/48	32,228,385	34,250,322
3.0000%, 11/1/48	5,595,036	5,884,734
4.0000%, 2/1/49	1,861,250	1,984,604
3.0000%, 8/1/49	2,279,869	2,422,694
3.0000%, 8/1/49	627,544	666,857
3.0000%, 9/1/49	295,491	311,426
2.5000%, 1/1/50	794,830	825,326
2.5000%, 10/1/50	2,614,818	2,709,448
2.5000%, 1/1/51	8,038,485	8,315,417
3.5000%, 8/1/56	23,936,106	25,983,950
3.0000%, 2/1/57	13,329,346	14,161,729
3.0000%, 6/1/57	51,643	54,868
		209,290,313
Freddie Mac Gold Pool:
3.5000%, 1/1/47	973,971	1,049,245
Freddie Mac Pool:
3.0000%, 5/1/31	13,020,055	13,767,620
3.0000%, 9/1/32	393,189	416,534
3.0000%, 10/1/32	506,105	533,568
3.0000%, 1/1/33	274,042	290,313
2.5000%, 12/1/33	10,789,480	11,299,657
3.0000%, 10/1/34	82,357	87,480
3.0000%, 10/1/34	34,590	36,644
2.5000%, 11/1/34	2,927,323	3,081,271
2.5000%, 11/1/34	1,346,032	1,416,820
6.0000%, 4/1/40	1,761,083	2,095,669
2.0000%, 5/1/41	37,832,029	38,634,900
3.5000%, 7/1/42	65,504	70,555
3.5000%, 8/1/42	86,833	93,527
3.5000%, 8/1/42	69,945	75,338
3.5000%, 2/1/43	3,781,563	4,077,567
3.0000%, 3/1/43	982,440	1,043,176
3.0000%, 6/1/43	147,203	153,859
3.5000%, 2/1/44	5,426,935	5,851,732
4.5000%, 5/1/44	1,821,125	2,023,222
3.5000%, 12/1/44	63,949	68,663
3.0000%, 1/1/46	127,285	136,684
4.0000%, 2/1/46	4,509,349	4,976,483
3.0000%, 8/1/46	741,523	779,892
4.0000%, 3/1/47	11,740	12,743
3.0000%, 4/1/47	1,127,458	1,185,796
3.5000%, 4/1/47	58,806	63,692
3.5000%, 9/1/47	21,458	22,684
4.5000%, 7/1/48	1,441,836	1,552,348
5.0000%, 9/1/48	517,627	566,828
3.0000%, 8/1/49	682,705	725,527
3.0000%, 12/1/49	1,242,443	1,295,085
3.0000%, 12/1/49	726,117	756,883
2.5000%, 1/1/50	325,975	338,498
3.0000%, 3/1/50	446,867	466,606
		97,997,864
Ginnie Mae:
2.0000%, TBA, 30 Year Maturity	68,003,000	69,246,095
2.5000%, TBA, 30 Year Maturity	17,675,329	18,282,300
		87,528,395
Ginnie Mae I Pool:
4.0000%, 8/15/47	1,323,046	1,445,537
4.0000%, 11/15/47	1,767,978	1,931,662

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2021

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Ginnie Mae I Pool– (continued)
4.0000%, 12/15/47	$2,188,774	$2,391,416
		5,768,615
Ginnie Mae II Pool:
4.0000%, 8/20/47	504,991	541,652
4.0000%, 8/20/47	247,599	266,347
4.5000%, 2/20/48	3,232,869	3,486,796
4.0000%, 5/20/48	12,967,060	13,784,668
4.5000%, 5/20/48	727,015	790,718
4.0000%, 6/20/48	3,633,637	3,859,341
5.0000%, 8/20/48	4,049,971	4,396,499
		27,126,021
Total Mortgage-Backed Securities (cost $636,422,670)		646,352,615
United States Treasury Notes/Bonds– 17.6%
0.1250%, 2/28/23	46,919,000	46,860,351
0.1250%, 4/30/23	130,012,000	129,768,227
0.2500%, 5/15/24	15,017,000	14,934,876
0.3750%, 1/31/26	22,820,900	22,363,591
0.5000%, 2/28/26	93,880,000	92,457,131
0.7500%, 4/30/26	78,674,000	78,274,484
1.1250%, 2/29/28	3,194,200	3,184,717
1.2500%, 4/30/28	4,581,400	4,595,717
1.1250%, 2/15/31	11,594,700	11,255,917
1.6250%, 5/15/31	2,665,000	2,705,808
1.1250%, 5/15/40	15,941,000	13,761,566
1.3750%, 11/15/40	18,848,000	16,930,805
1.8750%, 2/15/41	18,538,000	18,146,964
2.2500%, 5/15/41	14,509,000	15,096,161
2.7500%, 8/15/42	54,525,300	61,441,068
1.3750%, 8/15/50	73,904,400	62,301,986
1.6250%, 11/15/50	83,854,800	75,312,092
1.8750%, 2/15/51	20,456,400	19,523,077
Total United States Treasury Notes/Bonds (cost $692,387,327)		688,914,538
Preferred Stocks– 0.6%
Banks – 0.6%
First Republic Bank/CA, 4.1250%#,µ	398,800	10,229,220
Truist Financial Corp, 4.7500%µ	448,200	11,931,084
Total Preferred Stocks (cost $21,175,000)		22,160,304
Investment Companies– 10.2%
Money Markets – 10.2%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº,£((cost $397,499,754)	397,460,008	397,499,754
Investments Purchased with Cash Collateral from Securities Lending– 0.2%
Investment Companies – 0.1%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº,£	4,656,936	4,656,936
Time Deposits – 0.1%
Royal Bank of Canada, 0.0500%, 7/1/21	$1,174,959	1,174,959
Total Investments Purchased with Cash Collateral from Securities Lending (cost $5,831,895)		5,831,895
Total Investments (total cost $4,193,339,433) – 109.4%		4,272,693,862
Liabilities, net of Cash, Receivables and Other Assets – (9.4)%		(366,239,817)
Net Assets – 100%		$3,906,454,045

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2021

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$4,067,706,910	95.2%
United Kingdom	49,009,836	1.1
France	36,086,383	0.8
Australia	20,994,579	0.5
Taiwan	19,225,360	0.5
Canada	17,062,830	0.4
Luxembourg	13,783,761	0.3
South Korea	12,564,143	0.3
Ireland	12,068,918	0.3
Belgium	11,233,532	0.3
Spain	8,213,408	0.2
Mexico	4,744,202	0.1

Total	$4,272,693,862	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/21
Investment Companies - 10.2%
Money Markets - 10.2%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº	$212,169	$(13,580)	$-	$397,499,754
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Investment Companies - 0.1%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	74,241∆	-	-	4,656,936
Total Affiliated Investments - 10.3%	$286,410	$(13,580)	$-	$402,156,690

	Value at 6/30/20	Purchases	Sales Proceeds	Value at 6/30/21
Investment Companies - 10.2%
Money Markets - 10.2%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº	232,545,984	2,079,248,143	(1,914,280,793)	397,499,754
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Investment Companies - 0.1%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	2,782,512	478,429,241	(476,554,817)	4,656,936

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	JUNE 30, 2021

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2021

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
5 Year US Treasury Note	230	10/5/21	$28,388,828	$(68,242)	$14,375
Ultra 10-Year Treasury Note	10	9/30/21	1,472,031	25,781	4,844
Total - Futures Purchased				(42,461)	19,219
Futures Sold:
2 Year US Treasury Note	7	10/5/21	(1,542,242)	2,461	(164)
Total				$(40,000)	$19,055

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2021.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2021

Interest Rate Contracts
Asset Derivatives:
Variation margin receivable on futures contracts	$ 19,219

Liability Derivatives:
Variation margin payable on futures contracts	$ 164

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2021.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2021

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Interest Rate Contracts
Futures contracts	$ (83,902)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Interest Rate Contracts
Futures contracts	$ (64,609)

Please see the "Net Realized Gain/(Loss) on investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2021

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended June 30, 2021

Market Value
Futures contracts, purchased	$13,345,852
Futures contracts, sold	1,613,702

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	JUNE 30, 2021

Janus Henderson Flexible Bond Fund

Notes to Schedule of Investments and Other Information

Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate
TBA

(To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when specific mortgage pools are assigned.

ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2021 is $1,113,143,764, which represents 28.5% of net assets.

ƒ

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See Notes to Financial Statements.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2021. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

ºº	Rate shown is the 7-day yield as of June 30, 2021.

#	Loaned security; a portion of the security is on loan at June 30, 2021.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Investment Fund	21

Janus Henderson Flexible Bond Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$674,774,610	$-
Bank Loans and Mezzanine Loans	-	50,475,096	-
Corporate Bonds	-	1,628,671,868	-
Inflation-Indexed Bonds	-	158,013,182	-
Mortgage-Backed Securities	-	646,352,615	-
United States Treasury Notes/Bonds	-	688,914,538	-
Preferred Stocks	-	22,160,304	-
Investment Companies	-	397,499,754	-
Investments Purchased with Cash Collateral from Securities Lending	-	5,831,895	-
Total Investments in Securities	$-	$4,272,693,862	$-
Other Financial Instruments(a):
Variation Margin Receivable on Futures Contracts	19,219	-	-
Total Assets	$19,219	$4,272,693,862	$-
Liabilities
Other Financial Instruments(a):
Variation Margin Payable on Futures Contracts	$164	$-	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

22	JUNE 30, 2021

Janus Henderson Flexible Bond Fund

Statement of Assets and Liabilities

June 30, 2021

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $3,791,182,743)(1)	$3,870,537,172
Affiliated investments, at value (cost $402,156,690)	402,156,690
Cash	2,538,717
Deposits with brokers for futures	220,000
Receivable for variation margin on futures contracts	19,219
Non-interested Trustees' deferred compensation	95,012
Receivables:
Interest	17,652,138
Investments sold	15,540,743
Fund shares sold	7,885,268
Dividends from affiliates	16,138
Other assets	19,561
Total Assets	4,316,680,658
Liabilities:
Collateral for securities loaned (Note 3)	5,831,895
Payable for variation margin on futures contracts	164
Payables:	—
TBA investments purchased	304,723,912
Investments purchased	86,845,511
Fund shares repurchased	9,481,076
Advisory fees	1,304,416
Dividends	964,214
Transfer agent fees and expenses	459,377
12b-1 Distribution and shareholder servicing fees	106,557
Non-interested Trustees' deferred compensation fees	95,012
Professional fees	79,776
Non-interested Trustees' fees and expenses	15,232
Affiliated fund administration fees payable	7,999
Custodian fees	4,395
Accrued expenses and other payables	307,077
Total Liabilities	410,226,613
Net Assets	$3,906,454,045

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Flexible Bond Fund

Statement of Assets and Liabilities

June 30, 2021

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,880,652,106
Total distributable earnings (loss)	25,801,939
Total Net Assets	$3,906,454,045
Net Assets - Class A Shares	$144,886,350
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,985,033
Net Asset Value Per Share(2)	$11.16
Maximum Offering Price Per Share(3)	$11.72
Net Assets - Class C Shares	$74,867,452
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,708,256
Net Asset Value Per Share(2)	$11.16
Net Assets - Class D Shares	$639,286,281
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	57,277,315
Net Asset Value Per Share	$11.16
Net Assets - Class I Shares	$1,967,267,627
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	176,247,428
Net Asset Value Per Share	$11.16
Net Assets - Class N Shares	$487,997,082
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	43,758,517
Net Asset Value Per Share	$11.15
Net Assets - Class R Shares	$25,663,759
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,299,030
Net Asset Value Per Share	$11.16
Net Assets - Class S Shares	$19,114,091
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,712,610
Net Asset Value Per Share	$11.16
Net Assets - Class T Shares	$547,371,403
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	49,052,705
Net Asset Value Per Share	$11.16

(1) Includes $5,713,450 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

24	JUNE 30, 2021

Janus Henderson Flexible Bond Fund

Statement of Operations

For the year ended June 30, 2021

Investment Income:
Interest	$100,309,151
Dividends	851,651
Dividends from affiliates	212,169
Affiliated securities lending income, net	74,241
Unaffiliated securities lending income, net	2,006
Other income	653,018
Total Investment Income	102,102,236
Expenses:
Advisory fees	15,975,756
12b-1 Distribution and shareholder servicing fees:
Class A Shares	363,911
Class C Shares	911,907
Class R Shares	121,891
Class S Shares	48,757
Transfer agent administrative fees and expenses:
Class D Shares	760,786
Class R Shares	65,113
Class S Shares	48,781
Class T Shares	1,474,611
Transfer agent networking and omnibus fees:
Class A Shares	249,751
Class C Shares	67,284
Class I Shares	1,315,500
Other transfer agent fees and expenses:
Class A Shares	8,585
Class C Shares	4,480
Class D Shares	88,753
Class I Shares	71,705
Class N Shares	12,449
Class R Shares	537
Class S Shares	246
Class T Shares	3,457
Registration fees	238,220
Shareholder reports expense	145,984
Affiliated fund administration fees	109,333
Professional fees	78,821
Non-interested Trustees’ fees and expenses	65,606
Custodian fees	31,607
Other expenses	263,971
Total Expenses	22,527,802
Less: Excess Expense Reimbursement and Waivers	(54,567)
Net Expenses	22,473,235
Net Investment Income/(Loss)	79,629,001

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Flexible Bond Fund

Statement of Operations

For the year ended June 30, 2021

Net Realized Gain/(Loss) on Investments:
Investments	$123,214,044
Investments in affiliates	(13,580)
Futures contracts	(83,902)
Total Net Realized Gain/(Loss) on Investments	123,116,562
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(109,318,545)
Futures contracts	(64,609)
Total Change in Unrealized Net Appreciation/Depreciation	(109,383,154)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$93,362,409

See Notes to Financial Statements.

26	JUNE 30, 2021

Janus Henderson Flexible Bond Fund

Statements of Changes in Net Assets

	Year ended June 30, 2021	Year ended June 30, 2020

Operations:
Net investment income/(loss)	$79,629,001	$102,062,919
Net realized gain/(loss) on investments	123,116,562	220,869,152
Change in unrealized net appreciation/depreciation	(109,383,154)	55,686,498
Net Increase/(Decrease) in Net Assets Resulting from Operations	93,362,409	378,618,569
Dividends and Distributions to Shareholders:
Class A Shares	(2,891,772)	(2,852,027)
Class C Shares	(1,384,652)	(2,301,543)
Class D Shares	(15,144,596)	(16,009,221)
Class I Shares	(43,819,343)	(51,654,992)
Class N Shares	(12,345,859)	(19,442,495)
Class R Shares	(441,119)	(560,400)
Class S Shares	(372,704)	(565,859)
Class T Shares	(12,882,162)	(16,275,146)
Net Decrease from Dividends and Distributions to Shareholders	(89,282,207)	(109,661,683)
Capital Share Transactions:
Class A Shares	26,555,490	(4,457,083)
Class C Shares	(48,627,607)	(21,304,990)
Class D Shares	(2,965,870)	53,867,939
Class I Shares	219,307,410	(382,143,977)
Class N Shares	(52,703,881)	(187,507,231)
Class R Shares	1,207,300	(5,115,315)
Class S Shares	472,925	(10,849,188)
Class T Shares	(51,054,217)	(84,597,160)
Net Increase/(Decrease) from Capital Share Transactions	92,191,550	(642,107,005)
Net Increase/(Decrease) in Net Assets	96,271,752	(373,150,119)
Net Assets:
Beginning of period	3,810,182,293	4,183,332,412
End of period	$3,906,454,045	$3,810,182,293

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Flexible Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.14	$10.39	$10.03	$10.39	$10.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.20	0.25	0.28	0.24	0.23
Net realized and unrealized gain/(loss)	0.04	0.76	0.37	(0.34)	(0.20)
Total from Investment Operations	0.24	1.01	0.65	(0.10)	0.03
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.26)	(0.29)	—(2)	(0.27)
Return of capital	—	—	—	(0.26)	—
Total Dividends and Distributions	(0.22)	(0.26)	(0.29)	(0.26)	(0.27)
Net Asset Value, End of Period	$11.16	$11.14	$10.39	$10.03	$10.39
Total Return*	2.19%	9.90%	6.61%	(0.95)%	0.30%
Net Assets, End of Period (in thousands)	$144,886	$118,862	$115,349	$164,453	$369,125
Average Net Assets for the Period (in thousands)	$145,458	$114,334	$137,456	$227,344	$572,984
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.86%	0.92%	1.01%	0.95%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.88%	0.91%	0.89%	0.84%
Ratio of Net Investment Income/(Loss)	1.74%	2.30%	2.78%	2.32%	2.15%
Portfolio Turnover Rate	132%(3)	175%(3)	219%(3)	181%(3)	96%

Class C Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.14	$10.39	$10.03	$10.39	$10.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.18	0.22	0.18	0.16
Net realized and unrealized gain/(loss)	0.05	0.77	0.37	(0.34)	(0.20)
Total from Investment Operations	0.18	0.95	0.59	(0.16)	(0.04)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.20)	(0.23)	—(2)	(0.20)
Return of capital	—	—	—	(0.20)	—
Total Dividends and Distributions	(0.16)	(0.20)	(0.23)	(0.20)	(0.20)
Net Asset Value, End of Period	$11.16	$11.14	$10.39	$10.03	$10.39
Total Return*	1.60%	9.23%	5.97%	(1.54)%	(0.38)%
Net Assets, End of Period (in thousands)	$74,867	$122,908	$135,639	$194,727	$284,311
Average Net Assets for the Period (in thousands)	$97,560	$123,202	$155,770	$242,549	$343,064
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.44%	1.50%	1.52%	1.50%	1.52%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.44%	1.50%	1.52%	1.50%	1.52%
Ratio of Net Investment Income/(Loss)	1.17%	1.67%	2.17%	1.74%	1.51%
Portfolio Turnover Rate	132%(3)	175%(3)	219%(3)	181%(3)	96%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

28	JUNE 30, 2021

Janus Henderson Flexible Bond Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.14	$10.39	$10.03	$10.39	$10.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.23	0.28	0.31	0.27	0.26
Net realized and unrealized gain/(loss)	0.05	0.77	0.37	(0.33)	(0.20)
Total from Investment Operations	0.28	1.05	0.68	(0.06)	0.06
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.30)	(0.32)	—(2)	(0.30)
Return of capital	—	—	—	(0.30)	—
Total Dividends and Distributions	(0.26)	(0.30)	(0.32)	(0.30)	(0.30)
Net Asset Value, End of Period	$11.16	$11.14	$10.39	$10.03	$10.39
Total Return*	2.49%	10.22%	6.93%	(0.64)%	0.54%
Net Assets, End of Period (in thousands)	$639,286	$641,920	$547,759	$562,065	$622,426
Average Net Assets for the Period (in thousands)	$664,448	$576,119	$538,993	$599,185	$649,107
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.57%	0.59%	0.61%	0.59%	0.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.57%	0.59%	0.61%	0.59%	0.60%
Ratio of Net Investment Income/(Loss)	2.03%	2.58%	3.09%	2.66%	2.44%
Portfolio Turnover Rate	132%(3)	175%(3)	219%(3)	181%(3)	96%

Class I Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.14	$10.39	$10.03	$10.39	$10.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.24	0.28	0.32	0.28	0.26
Net realized and unrealized gain/(loss)	0.04	0.77	0.37	(0.33)	(0.20)
Total from Investment Operations	0.28	1.05	0.69	(0.05)	0.06
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.30)	(0.33)	0.01	(0.30)
Return of capital	—	—	—	(0.32)	—
Total Dividends and Distributions	(0.26)	(0.30)	(0.33)	(0.31)	(0.30)
Net Asset Value, End of Period	$11.16	$11.14	$10.39	$10.03	$10.39
Total Return*	2.56%	10.31%	7.02%	(0.55)%	0.59%
Net Assets, End of Period (in thousands)	$1,967,268	$1,746,376	$2,007,132	$4,027,112	$5,490,323
Average Net Assets for the Period (in thousands)	$1,866,732	$1,806,163	$3,245,500	$4,996,045	$5,521,703
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.50%	0.51%	0.52%	0.50%	0.55%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.50%	0.51%	0.52%	0.50%	0.55%
Ratio of Net Investment Income/(Loss)	2.10%	2.67%	3.17%	2.73%	2.50%
Portfolio Turnover Rate	132%(3)	175%(3)	219%(3)	181%(3)	96%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Flexible Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.14	$10.38	$10.02	$10.39	$10.62
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.24	0.29	0.33	0.29	0.27
Net realized and unrealized gain/(loss)	0.04	0.78	0.37	(0.35)	(0.19)
Total from Investment Operations	0.28	1.07	0.70	(0.06)	0.08
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.31)	(0.34)	0.01	(0.31)
Return of capital	—	—	—	(0.32)	—
Total Dividends and Distributions	(0.27)	(0.31)	(0.34)	(0.31)	(0.31)
Net Asset Value, End of Period	$11.15	$11.14	$10.38	$10.02	$10.39
Total Return*	2.54%	10.49%	7.10%	(0.59)%	0.79%
Net Assets, End of Period (in thousands)	$487,997	$539,154	$680,664	$1,354,610	$571,544
Average Net Assets for the Period (in thousands)	$509,158	$662,412	$1,190,558	$990,124	$581,190
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.43%	0.44%	0.45%	0.44%	0.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.43%	0.44%	0.45%	0.44%	0.44%
Ratio of Net Investment Income/(Loss)	2.18%	2.74%	3.25%	2.90%	2.60%
Portfolio Turnover Rate	132%(2)	175%(2)	219%(2)	181%(2)	96%

Class R Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.15	$10.39	$10.03	$10.39	$10.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.21	0.25	0.21	0.19
Net realized and unrealized gain/(loss)	0.04	0.78	0.37	(0.34)	(0.20)
Total from Investment Operations	0.20	0.99	0.62	(0.13)	(0.01)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.23)	(0.26)	—(3)	(0.23)
Return of capital	—	—	—	(0.23)	—
Total Dividends and Distributions	(0.19)	(0.23)	(0.26)	(0.23)	(0.23)
Net Asset Value, End of Period	$11.16	$11.15	$10.39	$10.03	$10.39
Total Return*	1.80%	9.65%	6.30%	(1.23)%	(0.06)%
Net Assets, End of Period (in thousands)	$25,664	$24,453	$27,580	$36,235	$41,175
Average Net Assets for the Period (in thousands)	$26,042	$25,769	$31,616	$38,913	$44,888
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.16%	1.20%	1.21%	1.19%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.16%	1.20%	1.21%	1.19%	1.20%
Ratio of Net Investment Income/(Loss)	1.45%	1.98%	2.49%	2.07%	1.84%
Portfolio Turnover Rate	132%(2)	175%(2)	219%(2)	181%(2)	96%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

30	JUNE 30, 2021

Janus Henderson Flexible Bond Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.14	$10.39	$10.03	$10.39	$10.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.19	0.24	0.27	0.24	0.22
Net realized and unrealized gain/(loss)	0.04	0.77	0.37	(0.34)	(0.20)
Total from Investment Operations	0.23	1.01	0.64	(0.10)	0.02
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.26)	(0.28)	—(2)	(0.26)
Return of capital	—	—	—	(0.26)	—
Total Dividends and Distributions	(0.21)	(0.26)	(0.28)	(0.26)	(0.26)
Net Asset Value, End of Period	$11.16	$11.14	$10.39	$10.03	$10.39
Total Return*	2.11%	9.83%	6.56%	(0.98)%	0.20%
Net Assets, End of Period (in thousands)	$19,114	$18,630	$28,020	$36,398	$48,347
Average Net Assets for the Period (in thousands)	$19,517	$23,253	$30,601	$41,035	$60,867
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.94%	0.95%	0.96%	0.93%	0.94%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.94%	0.95%	0.96%	0.93%	0.94%
Ratio of Net Investment Income/(Loss)	1.66%	2.24%	2.73%	2.31%	2.08%
Portfolio Turnover Rate	132%(3)	175%(3)	219%(3)	181%(3)	96%

Class T Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.14	$10.39	$10.03	$10.39	$10.62
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.22	0.27	0.30	0.26	0.25
Net realized and unrealized gain/(loss)	0.04	0.77	0.37	(0.33)	(0.19)
Total from Investment Operations	0.26	1.04	0.67	(0.07)	0.06
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.29)	(0.31)	—(2)	(0.29)
Return of capital	—	—	—	(0.29)	—
Total Dividends and Distributions	(0.24)	(0.29)	(0.31)	(0.29)	(0.29)
Net Asset Value, End of Period	$11.16	$11.14	$10.39	$10.03	$10.39
Total Return*	2.39%	10.12%	6.84%	(0.72)%	0.55%
Net Assets, End of Period (in thousands)	$547,371	$597,879	$641,190	$898,156	$1,293,591
Average Net Assets for the Period (in thousands)	$590,025	$605,817	$736,901	$1,120,052	$1,476,151
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.68%	0.69%	0.70%	0.68%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.68%	0.69%	0.67%	0.69%
Ratio of Net Investment Income/(Loss)	1.94%	2.49%	3.00%	2.56%	2.35%
Portfolio Turnover Rate	132%(3)	175%(3)	219%(3)	181%(3)	96%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	31

Janus Henderson Flexible Bond Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Flexible Bond Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to obtain maximum total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson

32	JUNE 30, 2021

Janus Henderson Flexible Bond Fund

Notes to Financial Statements

Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

Janus Investment Fund	33

Janus Henderson Flexible Bond Fund

Notes to Financial Statements

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

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Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2021 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

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• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on

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Notes to Financial Statements

the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.

Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European

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economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

LIBOR Replacement Risk

The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (LIBOR) as a reference rate for various rate calculations. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (SOFR), that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. However, global consensus on alternative rates is lacking. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could adversely impact (i) volatility and liquidity in markets that are tied to LIBOR, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or changes to other interest rates may adversely affect the Fund’s performance and/or net asset value. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. Markets are slowly developing in response to these new rates. Uncertainty regarding the process for amending existing contracts or instruments to transition away from LIBOR remains a concern for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary depending, among other things, on (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Inflation-Linked Securities

The Fund may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when

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Notes to Financial Statements

prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2021.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and

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Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$5,713,450	$—	$(5,713,450)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate

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Notes to Financial Statements

bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2021, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $5,713,450. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2021 is $5,831,895, resulting in the net amount due to the counterparty of $118,445.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be

Janus Investment Fund	41

Janus Henderson Flexible Bond Fund

Notes to Financial Statements

affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss.

To facilitate TBA commitments, the Fund is required to segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments. Rules of the Financial Industry Regulatory Authority (“FINRA”) which are expected to be effective in October 2021, include mandatory margin requirements for TBA commitments which, in some circumstances, will require the Fund to also post collateral. These collateral requirements may increase costs associated with the Fund’s participation in the TBA market.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases (including TBA commitments) are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

42	JUNE 30, 2021

Janus Henderson Flexible Bond Fund

Notes to Financial Statements

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $300 Million	0.50
Over $300 Million	0.40

The Fund’s actual investment advisory fee rate for the reporting period was 0.41% of average annual net assets before any applicable waivers.

Janus Capital has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.45% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a

Janus Investment Fund	43

Janus Henderson Flexible Bond Fund

Notes to Financial Statements

significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $357,443 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30,

44	JUNE 30, 2021

Janus Henderson Flexible Bond Fund

Notes to Financial Statements

2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $559,325 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2021, Janus Henderson Distributors retained upfront sales charges of $13,517.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended June 30, 2021, redeeming shareholders of Class A Shares paid CDSCs of $5,148 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2021, redeeming shareholders of Class C Shares paid CDSCs of $10,522.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2021, the Fund engaged in cross trades amounting to $50,679,458 in purchases and $67,557,011 in sales, resulting in a net realized gain of $4,069,575. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

Janus Investment Fund	45

Janus Henderson Flexible Bond Fund

Notes to Financial Statements

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, and derivatives. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 7,714,587	$ -	$ (50,370,300)	$ -	$ -	$ (70,014)	$ 68,527,666

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2021, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2021
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(50,370,300)	$ -	$ (50,370,300)

During the year ended June 30, 2021, capital loss carryovers of $114,710,800 were utilized by the Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 4,204,166,196	$87,824,379	$(19,296,713)	$ 68,527,666

Information on the tax components of derivatives as of June 30, 2021 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ (40,000)	$ -		$ -

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

46	JUNE 30, 2021

Janus Henderson Flexible Bond Fund

Notes to Financial Statements

For the year ended June 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 89,282,207	$ -	$ -	$ -

For the year ended June 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 109,661,683	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 11,275,575	$ (11,275,575)

Janus Investment Fund	47

Janus Henderson Flexible Bond Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2021		Year ended June 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	7,245,999	$ 81,594,621	4,930,912	$ 52,440,288
Reinvested dividends and distributions	174,858	1,959,355	175,621	1,878,459
Shares repurchased	(5,105,423)	(56,998,486)	(5,541,939)	(58,775,830)
Net Increase/(Decrease)	2,315,434	$ 26,555,490	(435,406)	$ (4,457,083)
Class C Shares:
Shares sold	1,591,863	$ 17,910,763	2,516,346	$ 26,797,489
Reinvested dividends and distributions	113,207	1,271,198	174,035	1,860,314
Shares repurchased	(6,026,120)	(67,809,568)	(4,715,901)	(49,962,793)
Net Increase/(Decrease)	(4,321,050)	$ (48,627,607)	(2,025,520)	$ (21,304,990)
Class D Shares:
Shares sold	10,166,706	$114,505,425	13,810,260	$ 148,161,617
Reinvested dividends and distributions	1,272,686	14,271,894	1,404,034	15,021,708
Shares repurchased	(11,767,857)	(131,743,189)	(10,336,184)	(109,315,386)
Net Increase/(Decrease)	(328,465)	$ (2,965,870)	4,878,110	$ 53,867,939
Class I Shares:
Shares sold	61,125,487	$685,002,909	45,559,398	$ 485,990,200
Reinvested dividends and distributions	3,163,274	35,473,526	3,941,251	42,123,281
Shares repurchased	(44,745,736)	(501,169,025)	(85,923,640)	(910,257,458)
Net Increase/(Decrease)	19,543,025	$219,307,410	(36,422,991)	$(382,143,977)
Class N Shares:
Shares sold	12,442,006	$139,422,743	23,289,845	$ 247,212,778
Reinvested dividends and distributions	967,344	10,844,777	1,664,677	17,770,394
Shares repurchased	(18,065,467)	(202,971,401)	(42,083,607)	(452,490,403)
Net Increase/(Decrease)	(4,656,117)	$ (52,703,881)	(17,129,085)	$(187,507,231)
Class R Shares:
Shares sold	988,815	$ 11,119,485	972,318	$ 10,214,759
Reinvested dividends and distributions	37,952	425,635	45,178	483,196
Shares repurchased	(921,749)	(10,337,820)	(1,477,733)	(15,813,270)
Net Increase/(Decrease)	105,018	$ 1,207,300	(460,237)	$ (5,115,315)
Class S Shares:
Shares sold	710,490	$ 7,978,013	528,478	$ 5,638,782
Reinvested dividends and distributions	33,194	372,327	52,875	563,997
Shares repurchased	(702,762)	(7,877,415)	(1,606,538)	(17,051,967)
Net Increase/(Decrease)	40,922	$ 472,925	(1,025,185)	$ (10,849,188)
Class T Shares:
Shares sold	9,899,741	$111,210,840	12,756,421	$ 136,381,795
Reinvested dividends and distributions	1,135,398	12,732,646	1,506,574	16,101,934
Shares repurchased	(15,645,136)	(174,997,703)	(22,327,870)	(237,080,889)
Net Increase/(Decrease)	(4,609,997)	$ (51,054,217)	(8,064,875)	$ (84,597,160)

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$2,303,082,259	$2,968,615,573	$ 2,536,814,357	$ 1,972,794,210

48	JUNE 30, 2021

Janus Henderson Flexible Bond Fund

Notes to Financial Statements

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2020-04 Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) in March 2020. The new guidance in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR or other interbank-offered based reference rates as of the end of 2021. For new and existing contracts, Funds may elect to apply the guidance as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU’s adoption to the Fund’s financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	49

Janus Henderson Flexible Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Flexible Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Flexible Bond Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2021, the related statement of operations for the year ended June 30, 2021, the statements of changes in net assets for each of the two years in the period ended June 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2021 and the financial highlights for each of the five years in the period ended June 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 20, 2021

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

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Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

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Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

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Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

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Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

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Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

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Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Capital Management LLC, the Fund’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”).

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the annual period ended June 30, 2021, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2020 through December 31, 2020 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Fund was able to meet redemptions during the normal course of business during the Reporting Period, and discussed the additional actions that the Liquidity Risk Working Group took during the period of market volatility in the spring of 2020 to monitor the Fund’s liquidity. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, taking into account the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2021. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2021:

Section 163(j) Interest Dividend	95%
Dividends Received Deduction Percentage	1%
Qualified Dividend Income Percentage	1%

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Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 51 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present

Independent Consultant (since 2019) and Chief Operating Officer, muun chi LLC (organic food business) (since 2020). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

51

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	51

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	51

Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	51	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	51

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	51

Director of Family Service of Lake County (since 2019). Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	51

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), and Director of Walmart (until 2017).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Michael Keough 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Flexible Bond Fund	12/15-Present	Portfolio Manager for other Janus Henderson accounts.
Greg Wilensky 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Co-Portfolio Manager Janus Henderson Flexible Bond Fund	2/20-Present

Head of U.S. Fixed Income and Portfolio Manager for other Janus Henderson accounts. Formerly, Director and Lead Portfolio Manager of the U.S. Multi-Sector Fixed Income team at AllianceBernstein (2007-2019).

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President and Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Management LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

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Janus Henderson Flexible Bond Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Capital Management LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017-September 2017), Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Services LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

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Notes

NotesPage2

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Janus Henderson Flexible Bond Fund

Notes

NotesPage3

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This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93019 08-21

ANNUAL REPORT June 30, 2021

Janus Henderson Global Allocation Fund – Conservative

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Allocation Fund - Conservative

Janus Henderson Global Allocation Fund - Conservative (unaudited)

FUND SNAPSHOT

 This Fund of Funds offers broad global diversification for investors by utilizing the full spectrum of Janus Henderson’s investment expertise and solutions, with the goal of providing higher risk-adjusted returns than the broad markets.

Ashwin Alankar portfolio manager

PERFORMANCE OVERVIEW

Janus Henderson Global Allocation Fund – Conservative’s Class I Shares returned 19.56% for the 12-month period ended June 30, 2021. This compares with a return of 2.63% for the Bloomberg Barclays Global Aggregate Bond Index, the Fund’s primary benchmark, and a return of 16.26% for its secondary benchmark, the Global Conservative Allocation Index, an internally calculated, hypothetical combination of total returns from the Bloomberg Barclays Global Aggregate Bond Index (60%) and the MSCI All Country World IndexSM (40%).

MARKET ENVIRONMENT

Global financial markets rallied during the period, first on the back of extraordinary policy initiatives aimed at dampening the worst effects from the COVID-19 pandemic on the world’s economy, and then on growing optimism that vaccines would gain approval and become widely available. While riskier assets maintained an upward trajectory throughout, safer government bonds gave back some of their gains during the winter as investors began to price in more durable economic growth and with it a rising chance of inflation. As consensus coalesced around the spring spike in inflation being transitory, bonds reversed course, sending rates once again lower. The rally in riskier assets, meanwhile, continued, with global equities finishing the period near record highs.

PERFORMANCE DISCUSSION

Janus Henderson Global Allocation Fund – Conservative invests across a broad set of Janus Henderson funds that span a wide range of global asset categories with a base allocation of 30% to 50% equities, 50% to 65% fixed income and 0% to 20% alternative investments (to the extent these investments are available) that are monitored and rebalanced continually. Janus Henderson Global Allocation Fund – Conservative is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk.

Contributing most to returns were the Janus Henderson Multi-Sector Income Fund and the Janus Henderson Contrarian Fund. The former performed well given the combination of low interest rates during the period coupled with the considerable narrowing of spreads between yields on corporate bonds and those on their risk-free benchmarks. A key driver in Janus Henderson Contrarian was its underweight to sectors that vastly underperformed the market during the period. Detracting from performance were the Janus Henderson Small-Mid Cap Value Fund and the Janus Henderson Global Equity Income Fund as these equity segments were unable to keep up with the large-cap growth companies that drove markets higher during the period.

OUTLOOK

At a high level, the latter months of the period were smooth sailing for capital markets. The resilience of equities continued and U.S. Treasuries took a pause from their recent sell-off. The yield on 10-year notes fell by roughly 30 basis points over the final quarter.

Yet under this “calmness,” there were many gyrations. These were a reflection of the battle between the market and the Federal Reserve (Fed) – and even within the Fed – on the future course of inflation and growth and whether the time is coming for liquidity conditions to normalize and the central bank to step back from high levels of accommodation. This led to violent fluctuations in the performance of growth versus value stocks. At times, we saw value considerably outperform growth and growth outperform value at others.

Sharp moves also unfolded in the Treasury markets as inflation fears sent yields higher, only to reverse on Fed rhetoric echoing their confidence that inflation will be transitory and economic damage from the pandemic is still far-reaching, thus, requiring stimulus for many more years. While the tug-of-war continues, capital markets sided with

Janus Investment Fund	1

Janus Henderson Global Allocation Fund - Conservative (unaudited)

the Fed by the end of the quarter; the Fed’s reassurance that stimulus is not going away anytime soon sent equities to higher highs and quelled the sell-off in yields.

Thank you for investing in Janus Henderson Global Allocation Fund – Conservative.

2	JUNE 30, 2021

Janus Henderson Global Allocation Fund - Conservative (unaudited)

Fund At A Glance

June 30, 2021

Holdings - (% of Net Assets)
Janus Henderson Global Bond Fund - Class N Shares	32.5%
Janus Henderson Multi-Sector Income Fund - Class N Shares	14.1
Janus Henderson Flexible Bond Fund - Class N Shares	6.3
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	5.3
Janus Henderson Emerging Markets Fund - Class N Shares	5.1
Janus Henderson Enterprise Fund - Class N Shares	4.1
Janus Henderson Triton Fund - Class N Shares	4.1
Janus Henderson Contrarian Fund - Class N Shares	3.7
Janus Henderson Forty Fund - Class N Shares	3.7
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	3.1
Janus Henderson Overseas Fund - Class N Shares	3.0
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	2.9
Janus Henderson Global Real Estate Fund - Class N Shares	2.1
Janus Henderson Global Select Fund - Class N Shares	2.0
Janus Henderson International Managed Volatility Fund - Class N Shares	2.0
Janus Henderson Global Research Fund - Class N Shares	1.9
Janus Henderson Global Equity Income Fund - Class N Shares	1.7
Janus Henderson Asia Equity Fund - Class N Shares	1.6
Janus Henderson European Focus Fund - Class N Shares	0.8

Asset Allocation - (% of Net Assets)
Fixed Income Funds	52.9%
Equity Funds	47.1%
Other	(0.0)%
100.0%

Janus Investment Fund	3

Janus Henderson Global Allocation Fund - Conservative (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2021					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	19.27%	7.01%	5.79%	6.16%	1.12%	1.12%
Class A Shares at MOP	12.41%	5.75%	5.16%	5.76%
Class C Shares at NAV	18.46%	6.31%	5.12%	5.45%	1.85%	1.85%
Class C Shares at CDSC	17.46%	6.31%	5.12%	5.45%
Class D Shares	19.53%	7.23%	6.00%	6.38%	0.93%	0.92%
Class I Shares	19.56%	7.29%	6.06%	6.43%	0.86%	0.86%
Class S Shares	18.96%	6.82%	5.61%	5.95%	1.28%	1.28%
Class T Shares	19.29%	7.13%	5.92%	6.32%	1.03%	1.03%
Bloomberg Barclays Global Aggregate Bond Index	2.63%	2.34%	2.05%	3.74%
Global Conservative Allocation Index	16.26%	7.34%	5.35%	5.61%
Morningstar Quartile - Class T Shares	4th	3rd	3rd	2nd
Morningstar Ranking - based on total returns for World Allocation Funds	411/468	286/419	226/326	88/217

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2020.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs),

4	JUNE 30, 2021

Janus Henderson Global Allocation Fund - Conservative (unaudited)

Performance

non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Performance of the Global Allocation Funds depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Capital Management is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 30, 2005

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	5

Janus Henderson Global Allocation Fund - Conservative (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Net Annualized Expense Ratio (1/1/21 - 6/30/21)††
Class A Shares	$1,000.00	$1,040.90	$2.33	$1,000.00	$1,022.51	$2.31	0.46%
Class C Shares	$1,000.00	$1,037.10	$5.71	$1,000.00	$1,019.19	$5.66	1.13%
Class D Shares	$1,000.00	$1,042.20	$1.32	$1,000.00	$1,023.51	$1.30	0.26%
Class I Shares	$1,000.00	$1,042.20	$1.11	$1,000.00	$1,023.70	$1.10	0.22%
Class S Shares	$1,000.00	$1,039.30	$3.19	$1,000.00	$1,021.67	$3.16	0.63%
Class T Shares	$1,000.00	$1,040.70	$1.77	$1,000.00	$1,023.06	$1.76	0.35%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

6	JUNE 30, 2021

Janus Henderson Global Allocation Fund - Conservative

Schedule of Investments

June 30, 2021

Shares		Value
Investment Companies£– 100.0%
Equity Funds – 47.1%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	935,749	$11,182,312
Janus Henderson Asia Equity Fund - Class N Shares	231,462	3,328,421
Janus Henderson Contrarian Fund - Class N Shares	248,129	7,865,683
Janus Henderson Emerging Markets Fund - Class N Shares	823,173	10,825,062
Janus Henderson Enterprise Fund - Class N Shares	49,934	8,707,405
Janus Henderson European Focus Fund - Class N Shares	36,805	1,615,011
Janus Henderson Forty Fund - Class N Shares	134,115	7,841,675
Janus Henderson Global Equity Income Fund - Class N Shares	530,598	3,629,277
Janus Henderson Global Real Estate Fund - Class N Shares	305,308	4,567,399
Janus Henderson Global Research Fund - Class N Shares	37,203	4,081,868
Janus Henderson Global Select Fund - Class N Shares	218,330	4,351,320
Janus Henderson International Managed Volatility Fund - Class N Shares	457,883	4,336,146
Janus Henderson Overseas Fund - Class N Shares	142,699	6,292,999
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	443,736	6,252,230
Janus Henderson Triton Fund - Class N Shares	208,688	8,620,883
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	526,881	6,691,386
		100,189,077
Fixed Income Funds – 52.9%
Janus Henderson Flexible Bond Fund - Class N Shares	1,210,503	13,497,105
Janus Henderson Global Bond Fund - Class N Shares	6,861,801	69,029,718
Janus Henderson Multi-Sector Income Fund - Class N Shares	2,963,020	30,056,042
		112,582,865
Total Investments (total cost $183,919,809) – 100.0%		212,771,942
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(96,029)
Net Assets – 100%		$212,675,913

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Allocation Fund - Conservative

Schedule of Investments

June 30, 2021

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Capital Gain Distributions from Underlying Funds(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 6/30/21
Investment Companies - 100.0%
Equity Funds - 47.1%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	$316,684	$30,355	$-	$1,929,598	$11,182,312
Janus Henderson Asia Equity Fund - Class N Shares	4,171	9,532	-	683,231	3,328,421
Janus Henderson Contrarian Fund - Class N Shares	68,711	462,758	65,006	2,367,358	7,865,683
Janus Henderson Emerging Markets Fund - Class N Shares	82,165	36,702	-	2,676,108	10,825,062
Janus Henderson Enterprise Fund - Class N Shares	30,591	719,213	595,363	1,002,551	8,707,405
Janus Henderson European Focus Fund - Class N Shares	3,126	91,040	-	215,792	1,615,011
Janus Henderson Forty Fund - Class N Shares	10,467	576,791	477,216	1,196,595	7,841,675
Janus Henderson Global Equity Income Fund - Class N Shares	98,251	933	-	(61,952)	3,629,277
Janus Henderson Global Real Estate Fund - Class N Shares	46,101	613	-	718,990	4,567,399
Janus Henderson Global Research Fund - Class N Shares	21,762	329,728	139,324	614,177	4,081,868
Janus Henderson Global Select Fund - Class N Shares	72,518	106,117	142,914	1,221,016	4,351,320
Janus Henderson International Managed Volatility Fund - Class N Shares	-	35,796	42,746	320,212	4,336,146
Janus Henderson International Value Fund - Class N Shares	84,808	435,193	-	613,095	-
Janus Henderson Large Cap Value Fund - Class N Shares	146,210	1,834,581	201,523	(163,537)	-
Janus Henderson Mid Cap Value Fund - Class N Shares	71,516	816,484	-	680,512	-
Janus Henderson Overseas Fund - Class N Shares	31,161	570,060	-	947,189	6,292,999
Janus Henderson Small Cap Value Fund - Class N Shares	56,642	915,806	-	516,918	-
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	-	535	-	(35,494)	6,252,230
Janus Henderson Triton Fund - Class N Shares	16,305	1,608,337	311,535	644,682	8,620,883
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	274,931	13,581	406,536	641,094	6,691,386
Total Equity Funds	$1,436,120	$8,594,155	$2,382,163	$16,728,135	$100,189,077
Fixed Income Funds - 52.9%
Janus Henderson Flexible Bond Fund - Class N Shares	343,000	120,780	-	(93,662)	13,497,105
Janus Henderson Global Bond Fund - Class N Shares	1,898,535	568,335	570,440	(734,589)	69,029,718
Janus Henderson Multi-Sector Income Fund - Class N Shares	1,232,578	27,750	-	1,711,292	30,056,042
Total Fixed Income Funds	$3,474,113	$716,865	$570,440	$883,041	$112,582,865
Total Affiliated Investments - 100.0%	$4,910,233	$9,311,020	$2,952,603	$17,611,176	$212,771,942

(1) For securities that were affiliated for a portion of the year ended June 30, 2021, this column reflects amounts for the entire year ended June 30, 2021 and not just the period in which the security was affiliated.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2021

Janus Henderson Global Allocation Fund - Conservative

Schedule of Investments

June 30, 2021

	Value at 6/30/20	Purchases	Sales Proceeds	Value at 6/30/21
Investment Companies - 100.0%
Equity Funds - 47.1%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	9,354,366	1,119,194	(1,251,201)	11,182,312
Janus Henderson Asia Equity Fund - Class N Shares	2,002,304	876,670	(243,316)	3,328,421
Janus Henderson Contrarian Fund - Class N Shares	4,699,158	2,884,751	(2,548,342)	7,865,683
Janus Henderson Emerging Markets Fund - Class N Shares	5,817,567	3,088,604	(793,919)	10,825,062
Janus Henderson Enterprise Fund - Class N Shares	5,487,278	4,164,254	(2,665,891)	8,707,405
Janus Henderson European Focus Fund - Class N Shares	310,034	1,397,417	(399,272)	1,615,011
Janus Henderson Forty Fund - Class N Shares	4,985,683	2,883,505	(1,800,899)	7,841,675
Janus Henderson Global Equity Income Fund - Class N Shares	-	3,746,703	(56,407)	3,629,277
Janus Henderson Global Real Estate Fund - Class N Shares	1,975,493	2,113,389	(241,086)	4,567,399
Janus Henderson Global Research Fund - Class N Shares	488,729	3,690,719	(1,041,485)	4,081,868
Janus Henderson Global Select Fund - Class N Shares	3,336,110	607,405	(919,328)	4,351,320
Janus Henderson International Managed Volatility Fund - Class N Shares	1,826,426	2,447,225	(293,513)	4,336,146
Janus Henderson International Value Fund - Class N Shares	3,220,353	976,562	(5,245,203)	-
Janus Henderson Large Cap Value Fund - Class N Shares	5,107,820	829,825	(7,608,689)	-
Janus Henderson Mid Cap Value Fund - Class N Shares	3,851,753	1,526,149	(6,874,898)	-
Janus Henderson Overseas Fund - Class N Shares	5,699,404	2,884,923	(3,808,577)	6,292,999
Janus Henderson Small Cap Value Fund - Class N Shares	3,855,647	447,042	(5,735,413)	-
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	-	6,385,480	(98,291)	6,252,230
Janus Henderson Triton Fund - Class N Shares	4,699,743	5,118,725	(3,450,604)	8,620,883
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	5,326,722	1,946,034	(1,236,045)	6,691,386
Fixed Income Funds - 52.9%
Janus Henderson Flexible Bond Fund - Class N Shares	15,424,732	1,363,671	(3,318,416)	13,497,105
Janus Henderson Global Bond Fund - Class N Shares	70,014,668	11,584,966	(12,403,662)	69,029,718
Janus Henderson Multi-Sector Income Fund - Class N Shares	23,663,053	10,180,407	(5,526,460)	30,056,042

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Allocation Fund - Conservative

Notes to Schedule of Investments and Other Information

Bloomberg Barclays Global Aggregate Bond Index	Bloomberg Barclays Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.
Global Conservative Allocation Index

Global Conservative Allocation Index is an internally-calculated, hypothetical combination of total returns from the Bloomberg Barclays Global Aggregate Bond Index (60%) and the MSCI All Country World IndexSM (40%).

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Investment Companies
Equity Funds	$100,189,077	$-	$-
Fixed Income Funds	112,582,865	-	-
Total Assets	$212,771,942	$-	$-

10	JUNE 30, 2021

Janus Henderson Global Allocation Fund - Conservative

Statement of Assets and Liabilities

June 30, 2021

Assets:
Affiliated investments, at value (cost $183,919,809)	$212,771,942
Non-interested Trustees' deferred compensation	5,187
Receivables:
Dividends	344,624
Fund shares sold	228,670
Investments sold	26,125
Other assets	185
Total Assets	213,376,733
Liabilities:
Payables:	—
Investments purchased	344,624
Fund shares repurchased	221,409
Professional fees	38,391
Registration fees	34,006
Transfer agent fees and expenses	25,230
12b-1 Distribution and shareholder servicing fees	9,794
Non-interested Trustees' deferred compensation fees	5,187
Advisory fees	4,398
Custodian fees	1,756
Non-interested Trustees' fees and expenses	788
Accrued expenses and other payables	15,237
Total Liabilities	700,820
Net Assets	$212,675,913
Net Assets Consist of:
Capital (par value and paid-in surplus)	$173,719,601
Total distributable earnings (loss)	38,956,312
Total Net Assets	$212,675,913
Net Assets - Class A Shares	$8,650,497
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	618,370
Net Asset Value Per Share(1)	$13.99
Maximum Offering Price Per Share(2)	$14.84
Net Assets - Class C Shares	$9,355,507
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	684,311
Net Asset Value Per Share(1)	$13.67
Net Assets - Class D Shares	$174,449,140
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,404,469
Net Asset Value Per Share	$14.06
Net Assets - Class I Shares	$3,829,980
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	272,270
Net Asset Value Per Share	$14.07
Net Assets - Class S Shares	$108,101
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,738
Net Asset Value Per Share	$13.97
Net Assets - Class T Shares	$16,282,688
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,160,579
Net Asset Value Per Share	$14.03

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Allocation Fund - Conservative

Statement of Operations

For the year ended June 30, 2021

Investment Income:
Dividends from affiliates	$4,910,233
Total Investment Income	4,910,233
Expenses:
Advisory fees	99,507
12b-1 Distribution and shareholder servicing fees:
Class A Shares	16,581
Class C Shares	93,643
Class S Shares	294
Transfer agent administrative fees and expenses:
Class D Shares	186,170
Class S Shares	298
Class T Shares	40,732
Transfer agent networking and omnibus fees:
Class A Shares	5,216
Class C Shares	6,657
Class I Shares	2,625
Other transfer agent fees and expenses:
Class A Shares	440
Class C Shares	556
Class D Shares	19,366
Class I Shares	173
Class S Shares	20
Class T Shares	212
Registration fees	101,825
Professional fees	37,078
Shareholder reports expense	26,471
Custodian fees	11,535
Non-interested Trustees’ fees and expenses	3,299
Other expenses	15,824
Total Expenses	668,522
Less: Excess Expense Reimbursement and Waivers	(24,138)
Net Expenses	644,384
Net Investment Income/(Loss)	4,265,849
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	9,311,020
Capital gain distributions from underlying funds	2,952,603
Total Net Realized Gain/(Loss) on Investments	12,263,623
Change in Unrealized Net Appreciation/Depreciation:
Investments in affiliates	17,611,176
Total Change in Unrealized Net Appreciation/Depreciation	17,611,176
Net Increase/(Decrease) in Net Assets Resulting from Operations	$34,140,648

See Notes to Financial Statements.

12	JUNE 30, 2021

Janus Henderson Global Allocation Fund - Conservative

Statements of Changes in Net Assets

	Year ended June 30, 2021	Year ended June 30, 2020

Operations:
Net investment income/(loss)	$4,265,849	$2,378,335
Net realized gain/(loss) on investments	12,263,623	7,064,599
Change in unrealized net appreciation/depreciation	17,611,176	(4,771,544)
Net Increase/(Decrease) in Net Assets Resulting from Operations	34,140,648	4,671,390
Dividends and Distributions to Shareholders:
Class A Shares	(247,607)	(204,890)
Class C Shares	(399,435)	(477,832)
Class D Shares	(7,418,407)	(7,276,513)
Class I Shares	(135,889)	(166,244)
Class S Shares	(5,074)	(16,463)
Class T Shares	(741,866)	(815,963)
Net Decrease from Dividends and Distributions to Shareholders	(8,948,278)	(8,957,905)
Capital Share Transactions:
Class A Shares	3,879,150	(337,827)
Class C Shares	(2,624,753)	(2,430,172)
Class D Shares	6,164,076	(8,427,261)
Class I Shares	49,605	(330,320)
Class S Shares	(34,377)	(633,525)
Class T Shares	(997,550)	(1,955,403)
Net Increase/(Decrease) from Capital Share Transactions	6,436,151	(14,114,508)
Net Increase/(Decrease) in Net Assets	31,628,521	(18,401,023)
Net Assets:
Beginning of period	181,047,392	199,448,415
End of period	$212,675,913	$181,047,392

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Allocation Fund - Conservative

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.28	$12.53	$12.58	$12.73	$12.10
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.25	0.14	0.05	0.16	0.10
Net realized and unrealized gain/(loss)	2.07	0.19	0.35	0.43	0.62
Total from Investment Operations	2.32	0.33	0.40	0.59	0.72
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.13)	(0.10)	(0.20)	(0.05)
Distributions (from capital gains)	(0.35)	(0.45)	(0.35)	(0.54)	(0.04)
Total Dividends and Distributions	(0.61)	(0.58)	(0.45)	(0.74)	(0.09)
Net Asset Value, End of Period	$13.99	$12.28	$12.53	$12.58	$12.73
Total Return*	19.10%	2.58%	3.47%	4.55%	6.01%
Net Assets, End of Period (in thousands)	$8,650	$4,030	$4,505	$4,407	$4,507
Average Net Assets for the Period (in thousands)	$6,632	$4,381	$4,379	$4,494	$7,313
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.47%	0.47%	0.46%	0.47%	0.46%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.47%	0.47%	0.46%	0.47%	0.46%
Ratio of Net Investment Income/(Loss)(2)	1.84%	1.13%	0.43%	1.27%	0.83%
Portfolio Turnover Rate	34%	57%	5%	14%	25%

Class C Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.01	$12.26	$12.30	$12.47	$11.88
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18	0.05	(0.02)	0.07	0.03
Net realized and unrealized gain/(loss)	1.98	0.18	0.33	0.41	0.62
Total from Investment Operations	2.16	0.23	0.31	0.48	0.65
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.03)	—(3)	(0.11)	(0.02)
Distributions (from capital gains)	(0.35)	(0.45)	(0.35)	(0.54)	(0.04)
Total Dividends and Distributions	(0.50)	(0.48)	(0.35)	(0.65)	(0.06)
Net Asset Value, End of Period	$13.67	$12.01	$12.26	$12.30	$12.47
Total Return*	18.20%	1.85%	2.78%	3.81%	5.50%
Net Assets, End of Period (in thousands)	$9,356	$10,655	$13,392	$15,665	$16,752
Average Net Assets for the Period (in thousands)	$9,960	$12,057	$14,347	$16,576	$18,722
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	1.15%	1.18%	1.18%	1.14%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	1.15%	1.18%	1.18%	1.14%	1.00%
Ratio of Net Investment Income/(Loss)(2)	1.38%	0.41%	(0.13)%	0.58%	0.22%
Portfolio Turnover Rate	34%	57%	5%	14%	25%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

14	JUNE 30, 2021

Janus Henderson Global Allocation Fund - Conservative

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.34	$12.59	$12.63	$12.77	$12.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.30	0.16	0.09	0.19	0.11
Net realized and unrealized gain/(loss)	2.05	0.20	0.34	0.43	0.63
Total from Investment Operations	2.35	0.36	0.43	0.62	0.74
Less Dividends and Distributions:
Dividends (from net investment income)	(0.28)	(0.16)	(0.12)	(0.22)	(0.11)
Distributions (from capital gains)	(0.35)	(0.45)	(0.35)	(0.54)	(0.04)
Total Dividends and Distributions	(0.63)	(0.61)	(0.47)	(0.76)	(0.15)
Net Asset Value, End of Period	$14.06	$12.34	$12.59	$12.63	$12.77
Total Return*	19.27%	2.77%	3.70%	4.78%	6.19%
Net Assets, End of Period (in thousands)	$174,449	$147,682	$159,468	$177,717	$178,971
Average Net Assets for the Period (in thousands)	$162,759	$152,767	$163,822	$182,877	$184,411
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.28%	0.28%	0.29%	0.27%	0.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.27%	0.27%	0.27%	0.27%	0.26%
Ratio of Net Investment Income/(Loss)(2)	2.20%	1.32%	0.76%	1.46%	0.90%
Portfolio Turnover Rate	34%	57%	5%	14%	25%

Class I Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.34	$12.58	$12.63	$12.77	$12.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.29	0.17	0.11	0.20	0.10
Net realized and unrealized gain/(loss)	2.07	0.20	0.32	0.43	0.65
Total from Investment Operations	2.36	0.37	0.43	0.63	0.75
Less Dividends and Distributions:
Dividends (from net investment income)	(0.28)	(0.16)	(0.13)	(0.23)	(0.12)
Distributions (from capital gains)	(0.35)	(0.45)	(0.35)	(0.54)	(0.04)
Total Dividends and Distributions	(0.63)	(0.61)	(0.48)	(0.77)	(0.16)
Net Asset Value, End of Period	$14.07	$12.34	$12.58	$12.63	$12.77
Total Return*	19.39%	2.89%	3.71%	4.85%	6.29%
Net Assets, End of Period (in thousands)	$3,830	$3,381	$3,786	$5,601	$5,078
Average Net Assets for the Period (in thousands)	$3,247	$3,491	$4,489	$5,375	$4,411
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.22%	0.21%	0.21%	0.22%	0.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.22%	0.21%	0.21%	0.22%	0.21%
Ratio of Net Investment Income/(Loss)(2)	2.16%	1.37%	0.92%	1.54%	0.82%
Portfolio Turnover Rate	34%	57%	5%	14%	25%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Allocation Fund - Conservative

Financial Highlights

Class S Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.25	$12.45	$12.51	$12.66	$12.07
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.25	0.11	0.09	0.16	0.07
Net realized and unrealized gain/(loss)	2.02	0.20	0.29	0.40	0.63
Total from Investment Operations	2.27	0.31	0.38	0.56	0.70
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.06)	(0.09)	(0.17)	(0.07)
Distributions (from capital gains)	(0.35)	(0.45)	(0.35)	(0.54)	(0.04)
Total Dividends and Distributions	(0.55)	(0.51)	(0.44)	(0.71)	(0.11)
Net Asset Value, End of Period	$13.97	$12.25	$12.45	$12.51	$12.66
Total Return*	18.70%	2.43%	3.32%	4.35%	5.84%
Net Assets, End of Period (in thousands)	$108	$126	$765	$960	$1,541
Average Net Assets for the Period (in thousands)	$119	$407	$860	$1,266	$1,573
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.65%	0.63%	0.56%	0.68%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.65%	0.63%	0.56%	0.64%	0.61%
Ratio of Net Investment Income/(Loss)(2)	1.88%	0.90%	0.76%	1.28%	0.58%
Portfolio Turnover Rate	34%	57%	5%	14%	25%

Class T Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.32	$12.56	$12.61	$12.75	$12.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.29	0.16	0.10	0.18	0.11
Net realized and unrealized gain/(loss)	2.04	0.20	0.31	0.43	0.63
Total from Investment Operations	2.33	0.36	0.41	0.61	0.74
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.15)	(0.11)	(0.21)	(0.10)
Distributions (from capital gains)	(0.35)	(0.45)	(0.35)	(0.54)	(0.04)
Total Dividends and Distributions	(0.62)	(0.60)	(0.46)	(0.75)	(0.14)
Net Asset Value, End of Period	$14.03	$12.32	$12.56	$12.61	$12.75
Total Return*	19.12%	2.78%	3.51%	4.71%	6.21%
Net Assets, End of Period (in thousands)	$16,283	$15,174	$17,532	$23,342	$24,104
Average Net Assets for the Period (in thousands)	$16,293	$16,406	$19,653	$23,661	$26,862
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.39%	0.38%	0.39%	0.38%	0.36%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.35%	0.36%	0.37%	0.35%	0.33%
Ratio of Net Investment Income/(Loss)(2)	2.14%	1.27%	0.78%	1.41%	0.91%
Portfolio Turnover Rate	34%	57%	5%	14%	25%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

16	JUNE 30, 2021

Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Allocation Fund - Conservative (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus Henderson funds (the “underlying funds”). The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through a primary emphasis on income with a secondary emphasis on growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Janus Investment Fund	17

Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 40% to equity investments, 55% to fixed-income securities and money market instruments, and 5% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janushenderson.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds. There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and

18	JUNE 30, 2021

Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements

losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Dividend distributions received from the underlying funds are recorded on the ex-dividend date. Upon receipt of the notification from an underlying fund, and subsequent to the ex-dividend date, a part or all of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the underlying fund and/or increasing the realized gain on sales of investments in the underlying fund.

Expenses

The Fund bears expenses incurred specifically on its behalf. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.05% of its average daily net assets.

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Notes to Financial Statements

Janus Capital has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.14% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or

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Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements

similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement, and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Fund. Janus Capital does not receive compensation for serving as administrator and it bears the expenses related to operation of the Fund, such as, but not limited to fund accounting and tax services; shareholder servicing; and preparation of various documents filed with the SEC. The Fund bears costs related to any compensation, fees, or reimbursements paid to Trustees who are independent of Janus Capital; fees and expenses of counsel to the Independent Trustees; fees and expenses of consultants to the Fund; custody fees; audit expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions; blue sky registration costs; interest; all federal, state and local taxes (including stamp, excise, income, and franchise taxes); expenses of shareholder meetings, including the preparation, printing, and distribution of proxy statements, notices, and reports to shareholders; expenses of printing and mailing to existing shareholders prospectuses, statements of additional information, shareholder reports, and other materials required to be mailed to shareholders by federal or state laws or regulations; transfer agency fees and expenses payable pursuant to a transfer agency agreement between the Trust and Janus Services on behalf of the Fund; any litigation; and other extraordinary expenses. In addition, some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $357,443 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $559,325 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2021.

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Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2021, Janus Henderson Distributors retained upfront sales charges of $4,475.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2021.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2021, redeeming shareholders of Class C Shares paid CDSCs of $15.

3. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 2,153,444	$ 9,467,590	$ -	$ -	$ -	$ (4,035)	$ 27,339,313

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2021 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 185,432,629	$27,437,097	$ (97,784)	$ 27,339,313

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 3,941,416	$ 5,006,862	$ -	$ -

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Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements

For the year ended June 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 2,204,154	$ 6,753,751	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 427,287	$ (110,749)	$ (316,538)

Capital has been adjusted by $427,287, including $284,734 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

4. Capital Share Transactions

	Year ended June 30, 2021		Year ended June 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	355,356	$ 4,764,384	71,641	$ 881,138
Reinvested dividends and distributions	15,343	206,357	16,041	197,948
Shares repurchased	(80,383)	(1,091,591)	(119,165)	(1,416,913)
Net Increase/(Decrease)	290,316	$ 3,879,150	(31,483)	$ (337,827)
Class C Shares:
Shares sold	173,657	$ 2,303,786	111,317	$ 1,287,096
Reinvested dividends and distributions	30,139	397,540	36,470	441,656
Shares repurchased	(406,421)	(5,326,079)	(353,261)	(4,158,924)
Net Increase/(Decrease)	(202,625)	$ (2,624,753)	(205,474)	$ (2,430,172)
Class D Shares:
Shares sold	1,571,888	$21,315,238	1,090,647	$13,210,970
Reinvested dividends and distributions	543,690	7,345,257	582,292	7,214,596
Shares repurchased	(1,674,219)	(22,496,419)	(2,376,940)	(28,852,827)
Net Increase/(Decrease)	441,359	$ 6,164,076	(704,001)	$ (8,427,261)
Class I Shares:
Shares sold	109,209	$ 1,505,304	98,114	$ 1,207,176
Reinvested dividends and distributions	10,010	135,239	13,369	165,647
Shares repurchased	(120,814)	(1,590,938)	(138,475)	(1,703,143)
Net Increase/(Decrease)	(1,595)	$ 49,605	(26,992)	$ (330,320)
Class S Shares:
Shares sold	599	$ 7,939	2,822	$ 35,138
Reinvested dividends and distributions	377	5,074	1,336	16,463
Shares repurchased	(3,530)	(47,390)	(55,331)	(685,126)
Net Increase/(Decrease)	(2,554)	$ (34,377)	(51,173)	$ (633,525)
Class T Shares:
Shares sold	325,413	$ 4,354,253	260,055	$ 3,251,974
Reinvested dividends and distributions	53,074	715,439	65,181	806,292
Shares repurchased	(449,814)	(6,067,242)	(488,708)	(6,013,669)
Net Increase/(Decrease)	(71,327)	$ (997,550)	(163,472)	$ (1,955,403)

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Notes to Financial Statements

5. Purchases and Sales of Investment Securities

For the year ended June 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$72,263,620	$ 67,548,368	$ -	$ -

6. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Global Allocation Fund - Conservative

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Allocation Fund - Conservative

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Global Allocation Fund - Conservative (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2021, the related statement of operations for the year ended June 30, 2021, the statements of changes in net assets for each of the two years in the period ended June 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2021 and the financial highlights for each of the five years in the period ended June 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 20, 2021

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Global Allocation Fund - Conservative

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

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Janus Henderson Global Allocation Fund - Conservative

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Global Allocation Fund - Conservative

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

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Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

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Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

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Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

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Janus Henderson Global Allocation Fund - Conservative

Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Capital Management LLC, the Fund’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”).

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the annual period ended June 30, 2021, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2020 through December 31, 2020 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Fund was able to meet redemptions during the normal course of business during the Reporting Period, and discussed the additional actions that the Liquidity Risk Working Group took during the period of market volatility in the spring of 2020 to monitor the Fund’s liquidity. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, taking into account the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Janus Henderson Global Allocation Fund - Conservative

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2021. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Janus Henderson Global Allocation Fund - Conservative

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Global Allocation Fund - Conservative

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2021:

Capital Gain Distributions	$5,291,596
Foreign Taxes Paid	$30,166
Foreign Source Income	$65,375
Dividends Received Deduction Percentage	12%
Qualified Dividend Income Percentage	17%

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Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 51 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present

Independent Consultant (since 2019) and Chief Operating Officer, muun chi LLC (organic food business) (since 2020). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

51

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	51

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	51

Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	51	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	51

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	51

Director of Family Service of Lake County (since 2019). Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	51

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), and Director of Walmart (until 2017).

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Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Portfolio Manager Janus Henderson Global Allocation Fund – Conservative	9/14-Present

Head of Global Asset Allocation of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, Co-Chief Investment Officer of AllianceBernstein’s Tail Risk Parity (2010-2014).

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President and Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Management LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

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Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Capital Management LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017-September 2017), Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Services LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93020 08-21

ANNUAL REPORT June 30, 2021

Janus Henderson Global Allocation Fund - Growth

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Allocation Fund - Growth

Janus Henderson Global Allocation Fund - Growth (unaudited)

FUND SNAPSHOT

 This Fund of Funds offers broad global diversification for investors by utilizing the full spectrum of Janus Henderson’s investment expertise and solutions, with the goal of providing higher risk-adjusted returns than the broad markets.

Ashwin Alankar portfolio manager

PERFORMANCE OVERVIEW

Janus Henderson Global Allocation Fund – Growth’s Class I Shares returned 34.07% for the 12-month period ended June 30, 2021. This compares with a return of 39.27% for the MSCI All Country World IndexSM, the Fund’s primary benchmark, and a return of 31.24% for its secondary benchmark, the Global Growth Allocation Index, an internally calculated, hypothetical combination of total returns from the MSCI All Country World Index (80%) and the Bloomberg Barclays Global Aggregate Bond Index (20%).

MARKET ENVIRONMENT

Global financial markets rallied during the period, first on the back of extraordinary policy initiatives aimed at dampening the worst effects from the COVID-19 pandemic on the world’s economy, and then on growing optimism that vaccines would gain approval and become widely available. While riskier assets maintained an upward trajectory throughout, safer government bonds gave back some of their gains during the winter as investors began to price in more durable economic growth and with it a rising chance of inflation. As consensus coalesced around the spring spike in inflation being transitory, bonds reversed course, sending rates once again lower. The rally in riskier assets, meanwhile, continued, with global equities finishing the period near record highs.

PERFORMANCE DISCUSSION

Janus Henderson Global Allocation Fund – Growth invests across a broad set of Janus Henderson funds that span a wide range of global asset categories with a base allocation of 70% to 85% equity investments, 10% to 25% fixed income investments and 5% to 20% alternative investments (to the extent available) that are monitored and rebalanced continually. The Fund is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk.

Detracting from performance were the Janus Henderson Small-Mid Cap Value Fund and the Janus Henderson Global Equity Income Fund as these equity segments were unable to keep up with the large-cap growth companies that drove markets higher during the period. Contributing to returns were the Janus Henderson Contrarian Fund and the Janus Henderson Emerging Markets Fund. The former performed well given its underweight to sectors that vastly underperformed the market during the period. A key driver of the Janus Henderson Emerging Markets Fund was these regions’ mid-period outperformance as major north Asian economies recovered more rapidly from the depths of the pandemic than did other parts of the world.

OUTLOOK

At a high level, the latter months of the period were smooth sailing for capital markets. The resilience of equities continued and U.S. Treasuries took a pause from their recent sell-off. The yield on 10-year notes fell by roughly 30 basis points over the final quarter.

Yet under this “calmness,” there were many gyrations. These were a reflection of the battle between the market and the Federal Reserve (Fed) – and even within the Fed – on the future course of inflation and growth and whether the time is coming for liquidity conditions to normalize and the central bank to step back from high levels of accommodation. This led to violent fluctuations in the performance of growth versus value stocks. At times, we saw value considerably outperform growth and growth outperform value at others.

Sharp moves also unfolded in the Treasury markets as inflation fears sent yields higher, only to reverse on Fed rhetoric echoing their confidence that inflation will be transitory and economic damage from the pandemic is still far-reaching, thus, requiring stimulus for many more years. While the tug-of-war continues, capital markets sided with

Janus Investment Fund	1

Janus Henderson Global Allocation Fund - Growth (unaudited)

the Fed by the end of the quarter; the Fed’s reassurance that stimulus is not going away anytime soon sent equities to higher highs and quelled the sell-off in yields.

Thank you for investing in Janus Henderson Global Allocation Fund – Growth.

2	JUNE 30, 2021

Janus Henderson Global Allocation Fund - Growth (unaudited)

Fund At A Glance

June 30, 2021

Holdings - (% of Net Assets)
Janus Henderson Emerging Markets Fund - Class N Shares	10.0%
Janus Henderson Enterprise Fund - Class N Shares	8.0
Janus Henderson Triton Fund - Class N Shares	8.0
Janus Henderson Global Bond Fund - Class N Shares	7.8
Janus Henderson Contrarian Fund - Class N Shares	7.3
Janus Henderson Forty Fund - Class N Shares	7.2
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	6.2
Janus Henderson Overseas Fund - Class N Shares	5.8
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	5.8
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	5.2
Janus Henderson Global Real Estate Fund - Class N Shares	4.2
Janus Henderson Global Select Fund - Class N Shares	4.0
Janus Henderson International Managed Volatility Fund - Class N Shares	4.0
Janus Henderson Global Research Fund - Class N Shares	3.8
Janus Henderson Global Equity Income Fund - Class N Shares	3.4
Janus Henderson Multi-Sector Income Fund - Class N Shares	3.3
Janus Henderson Asia Equity Fund - Class N Shares	3.1
Janus Henderson European Focus Fund - Class N Shares	1.5
Janus Henderson Flexible Bond Fund - Class N Shares	1.4

Asset Allocation - (% of Net Assets)
Equity Funds	87.5%
Fixed Income Funds	12.5%
Other	(0.0)%
100.0%

Janus Investment Fund	3

Janus Henderson Global Allocation Fund - Growth (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2021					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	33.80%	10.81%	7.77%	7.27%	1.18%
Class A Shares at MOP	26.10%	9.49%	7.14%	6.86%
Class C Shares at NAV	32.85%	10.03%	7.02%	6.51%	1.93%
Class C Shares at CDSC	31.85%	10.03%	7.02%	6.51%
Class D Shares	34.01%	10.98%	7.95%	7.45%	1.00%
Class I Shares	34.07%	11.06%	8.03%	7.52%	0.94%
Class S Shares	33.53%	10.60%	7.59%	7.07%	1.34%
Class T Shares	33.96%	10.91%	7.89%	7.40%	1.09%
MSCI All Country World Index	39.27%	14.61%	9.90%	7.76%
Global Growth Allocation Index	31.24%	12.22%	8.44%	7.14%
Morningstar Quartile - Class T Shares	1st	1st	1st	1st
Morningstar Ranking - based on total returns for World Allocation Funds	40/468	26/419	38/326	28/217

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

4	JUNE 30, 2021

Janus Henderson Global Allocation Fund - Growth (unaudited)

Performance

Performance of the Global Allocation Funds depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Capital Management is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 30, 2005

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	5

Janus Henderson Global Allocation Fund - Growth (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Net Annualized Expense Ratio (1/1/21 - 6/30/21)††
Class A Shares	$1,000.00	$1,091.00	$2.28	$1,000.00	$1,022.61	$2.21	0.44%
Class C Shares	$1,000.00	$1,087.40	$5.80	$1,000.00	$1,019.24	$5.61	1.12%
Class D Shares	$1,000.00	$1,091.60	$1.40	$1,000.00	$1,023.46	$1.35	0.27%
Class I Shares	$1,000.00	$1,092.30	$1.04	$1,000.00	$1,023.80	$1.00	0.20%
Class S Shares	$1,000.00	$1,090.20	$3.11	$1,000.00	$1,021.82	$3.01	0.60%
Class T Shares	$1,000.00	$1,091.70	$1.71	$1,000.00	$1,023.16	$1.66	0.33%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

6	JUNE 30, 2021

Janus Henderson Global Allocation Fund - Growth

Schedule of Investments

June 30, 2021

Shares		Value
Investment Companies£– 100.0%
Equity Funds – 87.5%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,200,755	$14,350,204
Janus Henderson Asia Equity Fund - Class N Shares	590,313	8,488,580
Janus Henderson Contrarian Fund - Class N Shares	633,170	20,073,819
Janus Henderson Emerging Markets Fund - Class N Shares	2,103,989	27,672,452
Janus Henderson Enterprise Fund - Class N Shares	127,526	22,239,287
Janus Henderson European Focus Fund - Class N Shares	94,457	4,144,915
Janus Henderson Forty Fund - Class N Shares	342,259	20,013,791
Janus Henderson Global Equity Income Fund - Class N Shares	1,357,793	9,287,138
Janus Henderson Global Real Estate Fund - Class N Shares	779,723	11,664,707
Janus Henderson Global Research Fund - Class N Shares	95,220	10,449,600
Janus Henderson Global Select Fund - Class N Shares	557,508	11,112,246
Janus Henderson International Managed Volatility Fund - Class N Shares	1,172,189	11,101,760
Janus Henderson Overseas Fund - Class N Shares	364,950	16,096,329
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	1,133,130	15,965,735
Janus Henderson Triton Fund - Class N Shares	532,919	22,016,638
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	1,347,856	17,118,303
		241,795,504
Fixed Income Funds – 12.5%
Janus Henderson Flexible Bond Fund - Class N Shares	349,260	3,894,244
Janus Henderson Global Bond Fund - Class N Shares	2,150,213	21,631,144
Janus Henderson Multi-Sector Income Fund - Class N Shares	908,392	9,215,278
		34,740,666
Total Investments (total cost $217,032,382) – 100.0%		276,536,170
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(108,999)
Net Assets – 100%		$276,427,171

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Allocation Fund - Growth

Schedule of Investments

June 30, 2021

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Capital Gain Distributions from Underlying Funds(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 6/30/21
Investment Companies - 100.0%
Equity Funds - 87.5%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	$381,920	$37,238	$-	$2,388,075	$14,350,204
Janus Henderson Asia Equity Fund - Class N Shares	10,328	69,641	-	1,680,478	8,488,580
Janus Henderson Contrarian Fund - Class N Shares	170,753	1,189,902	161,548	5,983,339	20,073,819
Janus Henderson Emerging Markets Fund - Class N Shares	203,959	205,193	-	6,729,995	27,672,452
Janus Henderson Enterprise Fund - Class N Shares	75,887	1,968,300	1,476,919	2,445,702	22,239,287
Janus Henderson European Focus Fund - Class N Shares	7,823	321,717	-	506,603	4,144,915
Janus Henderson Forty Fund - Class N Shares	26,013	1,894,663	1,185,948	2,577,056	20,013,791
Janus Henderson Global Equity Income Fund - Class N Shares	251,567	1,101	-	(158,688)	9,287,138
Janus Henderson Global Real Estate Fund - Class N Shares	116,557	(2,182)	-	1,851,501	11,664,707
Janus Henderson Global Research Fund - Class N Shares	54,009	983,659	345,768	1,535,432	10,449,600
Janus Henderson Global Select Fund - Class N Shares	180,115	245,353	354,958	3,109,400	11,112,246
Janus Henderson International Managed Volatility Fund - Class N Shares	-	162,739	105,848	708,181	11,101,760
Janus Henderson International Value Fund - Class N Shares	181,597	599,615	-	1,801,250	-
Janus Henderson Large Cap Value Fund - Class N Shares	362,330	4,198,827	499,405	(106,034)	-
Janus Henderson Mid Cap Value Fund - Class N Shares	183,516	2,678,851	-	1,198,620	-
Janus Henderson Overseas Fund - Class N Shares	77,425	1,280,727	-	2,597,532	16,096,329
Janus Henderson Small Cap Value Fund - Class N Shares	150,055	3,209,331	-	577,820	-
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	-	389	-	(90,660)	15,965,735
Janus Henderson Triton Fund - Class N Shares	40,488	3,639,191	773,582	2,017,558	22,016,638
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	681,981	529,670	1,008,435	1,159,501	17,118,303
Total Equity Funds	$3,156,323	$23,213,928	$5,912,410	$38,512,661	$241,795,504
Fixed Income Funds - 12.5%
Janus Henderson Flexible Bond Fund - Class N Shares	115,955	226,309	-	(190,370)	3,894,244
Janus Henderson Global Bond Fund - Class N Shares	690,098	646,019	206,220	(547,732)	21,631,144
Janus Henderson Multi-Sector Income Fund - Class N Shares	371,607	126,727	-	393,905	9,215,278
Total Fixed Income Funds	$1,177,660	$999,055	$206,220	$(344,197)	$34,740,666
Total Affiliated Investments - 100.0%	$4,333,983	$24,212,983	$6,118,630	$38,168,464	$276,536,170

(1) For securities that were affiliated for a portion of the year ended June 30, 2021, this column reflects amounts for the entire year ended June 30, 2021 and not just the period in which the security was affiliated.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2021

Janus Henderson Global Allocation Fund - Growth

Schedule of Investments

June 30, 2021

	Value at 6/30/20	Purchases	Sales Proceeds	Value at 6/30/21
Investment Companies - 100.0%
Equity Funds - 87.5%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	11,515,026	1,670,105	(1,260,240)	14,350,204
Janus Henderson Asia Equity Fund - Class N Shares	5,275,119	2,152,329	(688,987)	8,488,580
Janus Henderson Contrarian Fund - Class N Shares	12,712,589	6,667,895	(6,479,906)	20,073,819
Janus Henderson Emerging Markets Fund - Class N Shares	15,107,730	8,023,756	(2,394,222)	27,672,452
Janus Henderson Enterprise Fund - Class N Shares	14,427,562	9,313,625	(5,915,902)	22,239,287
Janus Henderson European Focus Fund - Class N Shares	808,194	4,196,494	(1,688,093)	4,144,915
Janus Henderson Forty Fund - Class N Shares	13,419,552	7,505,400	(5,382,880)	20,013,791
Janus Henderson Global Equity Income Fund - Class N Shares	-	9,559,498	(114,773)	9,287,138
Janus Henderson Global Real Estate Fund - Class N Shares	5,173,160	5,296,109	(653,881)	11,664,707
Janus Henderson Global Research Fund - Class N Shares	3,097,205	6,926,637	(2,093,333)	10,449,600
Janus Henderson Global Select Fund - Class N Shares	8,235,803	1,354,690	(1,833,000)	11,112,246
Janus Henderson International Managed Volatility Fund - Class N Shares	4,805,177	6,398,469	(972,806)	11,101,760
Janus Henderson International Value Fund - Class N Shares	9,300,591	808,155	(12,509,611)	-
Janus Henderson Large Cap Value Fund - Class N Shares	13,393,488	1,076,501	(18,562,782)	-
Janus Henderson Mid Cap Value Fund - Class N Shares	9,954,849	3,598,028	(17,430,348)	-
Janus Henderson Overseas Fund - Class N Shares	13,332,361	7,310,760	(8,425,051)	16,096,329
Janus Henderson Small Cap Value Fund - Class N Shares	9,644,842	1,521,360	(14,953,353)	-
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	-	16,255,738	(199,732)	15,965,735
Janus Henderson Triton Fund - Class N Shares	12,701,026	13,020,077	(9,361,214)	22,016,638
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	14,003,260	5,041,266	(3,615,394)	17,118,303
Fixed Income Funds - 12.5%
Janus Henderson Flexible Bond Fund - Class N Shares	6,774,708	205,063	(3,121,466)	3,894,244
Janus Henderson Global Bond Fund - Class N Shares	30,813,880	2,584,845	(11,865,868)	21,631,144
Janus Henderson Multi-Sector Income Fund - Class N Shares	8,178,875	5,309,936	(4,794,165)	9,215,278

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Allocation Fund - Growth

Notes to Schedule of Investments and Other Information

Bloomberg Barclays Global Aggregate Bond Index	Bloomberg Barclays Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.
Global Growth Allocation Index

Global Growth Allocation Index is an internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (80%) and the Bloomberg Barclays Global Aggregate Bond Index (20%).

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Investment Companies
Equity Funds	$241,795,504	$-	$-
Fixed Income Funds	34,740,666	-	-
Total Assets	$276,536,170	$-	$-

10	JUNE 30, 2021

Janus Henderson Global Allocation Fund - Growth

Statement of Assets and Liabilities

June 30, 2021

Assets:
Affiliated investments, at value (cost $217,032,382)	$276,536,170
Non-interested Trustees' deferred compensation	6,737
Receivables:
Dividends	359,652
Investments sold	195,792
Fund shares sold	23,548
Other assets	234
Total Assets	277,122,133
Liabilities:
Payables:	—
Investments purchased	359,324
Fund shares repurchased	177,954
Professional fees	37,888
Transfer agent fees and expenses	34,449
Registration fees	32,876
Advisory fees	11,367
Non-interested Trustees' deferred compensation fees	6,737
12b-1 Distribution and shareholder servicing fees	4,902
Custodian fees	1,773
Non-interested Trustees' fees and expenses	998
Accrued expenses and other payables	26,694
Total Liabilities	694,962
Net Assets	$276,427,171
Net Assets Consist of:
Capital (par value and paid-in surplus)	$192,423,054
Total distributable earnings (loss)	84,004,117
Total Net Assets	$276,427,171
Net Assets - Class A Shares	$6,002,726
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	363,103
Net Asset Value Per Share(1)	$16.53
Maximum Offering Price Per Share(2)	$17.54
Net Assets - Class C Shares	$4,096,169
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	253,471
Net Asset Value Per Share(1)	$16.16
Net Assets - Class D Shares	$233,735,097
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,013,624
Net Asset Value Per Share	$16.68
Net Assets - Class I Shares	$14,799,409
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	887,512
Net Asset Value Per Share	$16.68
Net Assets - Class S Shares	$1,408,464
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	85,705
Net Asset Value Per Share	$16.43
Net Assets - Class T Shares	$16,385,306
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	983,972
Net Asset Value Per Share	$16.65

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Allocation Fund - Growth

Statement of Operations

For the year ended June 30, 2021

Investment Income:
Dividends from affiliates	$4,333,983
Total Investment Income	4,333,983
Expenses:
Advisory fees	125,908
12b-1 Distribution and shareholder servicing fees:
Class A Shares	12,207
Class C Shares	40,437
Class S Shares	3,296
Transfer agent administrative fees and expenses:
Class D Shares	243,930
Class S Shares	3,313
Class T Shares	37,998
Transfer agent networking and omnibus fees:
Class A Shares	3,910
Class C Shares	3,715
Class I Shares	10,408
Other transfer agent fees and expenses:
Class A Shares	336
Class C Shares	243
Class D Shares	36,535
Class I Shares	615
Class S Shares	56
Class T Shares	269
Registration fees	102,124
Shareholder reports expense	46,280
Professional fees	37,139
Custodian fees	12,231
Non-interested Trustees’ fees and expenses	4,148
Other expenses	16,404
Total Expenses	741,502
Less: Excess Expense Reimbursement and Waivers	(4,277)
Net Expenses	737,225
Net Investment Income/(Loss)	3,596,758
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	24,212,983
Capital gain distributions from underlying funds	6,118,630
Total Net Realized Gain/(Loss) on Investments	30,331,613
Change in Unrealized Net Appreciation/Depreciation:
Investments in affiliates	38,168,464
Total Change in Unrealized Net Appreciation/Depreciation	38,168,464
Net Increase/(Decrease) in Net Assets Resulting from Operations	$72,096,835

See Notes to Financial Statements.

12	JUNE 30, 2021

Janus Henderson Global Allocation Fund - Growth

Statements of Changes in Net Assets

	Year ended June 30, 2021	Year ended June 30, 2020

Operations:
Net investment income/(loss)	$3,596,758	$3,396,636
Net realized gain/(loss) on investments	30,331,613	11,311,508
Change in unrealized net appreciation/depreciation	38,168,464	(18,268,623)
Net Increase/(Decrease) in Net Assets Resulting from Operations	72,096,835	(3,560,479)
Dividends and Distributions to Shareholders:
Class A Shares	(199,483)	(330,228)
Class C Shares	(178,499)	(370,827)
Class D Shares	(9,950,738)	(14,020,706)
Class I Shares	(578,152)	(1,015,096)
Class S Shares	(54,399)	(138,501)
Class T Shares	(691,699)	(1,108,202)
Net Decrease from Dividends and Distributions to Shareholders	(11,652,970)	(16,983,560)
Capital Share Transactions:
Class A Shares	477,851	(35,722)
Class C Shares	(1,483,053)	(1,582,438)
Class D Shares	(4,723,402)	(1,392,955)
Class I Shares	196,598	(2,059,309)
Class S Shares	(465,256)	(484,332)
Class T Shares	(609,017)	(1,934,382)
Net Increase/(Decrease) from Capital Share Transactions	(6,606,279)	(7,489,138)
Net Increase/(Decrease) in Net Assets	53,837,586	(28,033,177)
Net Assets:
Beginning of period	222,589,585	250,622,762
End of period	$276,427,171	$222,589,585

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Allocation Fund - Growth

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.93	$14.05	$14.28	$13.98	$12.71
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18	0.17	0.15	0.22	0.16
Net realized and unrealized gain/(loss)	4.12	(0.32)	0.27	0.98	1.42
Total from Investment Operations	4.30	(0.15)	0.42	1.20	1.58
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.17)	(0.17)	(0.27)	(0.16)
Distributions (from capital gains)	(0.52)	(0.80)	(0.48)	(0.63)	(0.15)
Total Dividends and Distributions	(0.70)	(0.97)	(0.65)	(0.90)	(0.31)
Net Asset Value, End of Period	$16.53	$12.93	$14.05	$14.28	$13.98
Total Return*	33.72%	(1.48)%	3.57%	8.58%	12.68%
Net Assets, End of Period (in thousands)	$6,003	$4,381	$4,845	$4,637	$4,151
Average Net Assets for the Period (in thousands)	$4,883	$4,624	$4,564	$4,446	$5,171
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.46%	0.46%	0.46%	0.46%	0.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.46%	0.46%	0.46%	0.46%	0.44%
Ratio of Net Investment Income/(Loss)(2)	1.17%	1.29%	1.07%	1.53%	1.23%
Portfolio Turnover Rate	50%	49%	9%	12%	35%

Class C Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.65	$13.76	$14.00	$13.74	$12.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.09	0.07	0.05	0.10	0.06
Net realized and unrealized gain/(loss)	4.00	(0.32)	0.27	0.98	1.40
Total from Investment Operations	4.09	(0.25)	0.32	1.08	1.46
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.06)	(0.08)	(0.19)	(0.06)
Distributions (from capital gains)	(0.52)	(0.80)	(0.48)	(0.63)	(0.15)
Total Dividends and Distributions	(0.58)	(0.86)	(0.56)	(0.82)	(0.21)
Net Asset Value, End of Period	$16.16	$12.65	$13.76	$14.00	$13.74
Total Return*	32.77%	(2.23)%	2.83%	7.84%	11.94%
Net Assets, End of Period (in thousands)	$4,096	$4,497	$6,586	$7,166	$4,486
Average Net Assets for the Period (in thousands)	$4,340	$5,700	$6,878	$5,467	$4,679
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	1.14%	1.18%	1.20%	1.14%	1.07%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	1.14%	1.18%	1.20%	1.14%	1.07%
Ratio of Net Investment Income/(Loss)(2)	0.64%	0.55%	0.38%	0.69%	0.48%
Portfolio Turnover Rate	50%	49%	9%	12%	35%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

14	JUNE 30, 2021

Janus Henderson Global Allocation Fund - Growth

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.04	$14.17	$14.39	$14.08	$12.80
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.22	0.20	0.18	0.25	0.16
Net realized and unrealized gain/(loss)	4.15	(0.33)	0.27	0.99	1.44
Total from Investment Operations	4.37	(0.13)	0.45	1.24	1.60
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.20)	(0.19)	(0.30)	(0.17)
Distributions (from capital gains)	(0.52)	(0.80)	(0.48)	(0.63)	(0.15)
Total Dividends and Distributions	(0.73)	(1.00)	(0.67)	(0.93)	(0.32)
Net Asset Value, End of Period	$16.68	$13.04	$14.17	$14.39	$14.08
Total Return*	34.01%	(1.37)%	3.77%	8.79%	12.81%
Net Assets, End of Period (in thousands)	$233,735	$187,295	$205,433	$219,870	$213,929
Average Net Assets for the Period (in thousands)	$213,320	$195,360	$205,469	$222,712	$206,525
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.27%	0.28%	0.29%	0.27%	0.28%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.27%	0.28%	0.28%	0.27%	0.28%
Ratio of Net Investment Income/(Loss)(2)	1.45%	1.46%	1.27%	1.71%	1.22%
Portfolio Turnover Rate	50%	49%	9%	12%	35%

Class I Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.04	$14.16	$14.39	$14.08	$12.80
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.23	0.22	0.19	0.21	0.16
Net realized and unrealized gain/(loss)	4.14	(0.33)	0.26	1.04	1.45
Total from Investment Operations	4.37	(0.11)	0.45	1.25	1.61
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.21)	(0.20)	(0.31)	(0.18)
Distributions (from capital gains)	(0.52)	(0.80)	(0.48)	(0.63)	(0.15)
Total Dividends and Distributions	(0.73)	(1.01)	(0.68)	(0.94)	(0.33)
Net Asset Value, End of Period	$16.68	$13.04	$14.16	$14.39	$14.08
Total Return*	34.07%	(1.24)%	3.80%	8.90%	12.89%
Net Assets, End of Period (in thousands)	$14,799	$11,548	$14,977	$14,180	$6,052
Average Net Assets for the Period (in thousands)	$12,747	$13,319	$15,240	$9,393	$4,925
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.21%	0.22%	0.22%	0.20%	0.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.21%	0.22%	0.22%	0.20%	0.20%
Ratio of Net Investment Income/(Loss)(2)	1.49%	1.59%	1.33%	1.44%	1.22%
Portfolio Turnover Rate	50%	49%	9%	12%	35%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Allocation Fund - Growth

Financial Highlights

Class S Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.85	$13.96	$14.20	$13.91	$12.64
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.18	0.13	0.22	0.12
Net realized and unrealized gain/(loss)	4.08	(0.35)	0.26	0.95	1.42
Total from Investment Operations	4.24	(0.17)	0.39	1.17	1.54
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.14)	(0.15)	(0.25)	(0.12)
Distributions (from capital gains)	(0.52)	(0.80)	(0.48)	(0.63)	(0.15)
Total Dividends and Distributions	(0.66)	(0.94)	(0.63)	(0.88)	(0.27)
Net Asset Value, End of Period	$16.43	$12.85	$13.96	$14.20	$13.91
Total Return*	33.45%	(1.67)%	3.41%	8.38%	12.44%
Net Assets, End of Period (in thousands)	$1,408	$1,539	$2,157	$2,034	$2,533
Average Net Assets for the Period (in thousands)	$1,325	$1,879	$2,446	$2,398	$2,488
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.62%	0.62%	0.61%	0.65%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.62%	0.62%	0.61%	0.64%	0.61%
Ratio of Net Investment Income/(Loss)(2)	1.05%	1.30%	0.96%	1.53%	0.90%
Portfolio Turnover Rate	50%	49%	9%	12%	35%

Class T Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.02	$14.14	$14.37	$14.06	$12.78
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.21	0.19	0.17	0.24	0.16
Net realized and unrealized gain/(loss)	4.14	(0.32)	0.26	0.99	1.43
Total from Investment Operations	4.35	(0.13)	0.43	1.23	1.59
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.19)	(0.18)	(0.29)	(0.16)
Distributions (from capital gains)	(0.52)	(0.80)	(0.48)	(0.63)	(0.15)
Total Dividends and Distributions	(0.72)	(0.99)	(0.66)	(0.92)	(0.31)
Net Asset Value, End of Period	$16.65	$13.02	$14.14	$14.37	$14.06
Total Return*	33.88%	(1.37)%	3.61%	8.74%	12.77%
Net Assets, End of Period (in thousands)	$16,385	$13,330	$16,624	$19,131	$18,491
Average Net Assets for the Period (in thousands)	$15,199	$15,095	$17,721	$18,582	$17,409
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.37%	0.37%	0.38%	0.37%	0.36%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.34%	0.35%	0.36%	0.34%	0.33%
Ratio of Net Investment Income/(Loss)(2)	1.37%	1.43%	1.20%	1.63%	1.17%
Portfolio Turnover Rate	50%	49%	9%	12%	35%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

16	JUNE 30, 2021

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Allocation Fund - Growth (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus Henderson funds (the “underlying funds”). The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through a primary emphasis on growth of capital with a secondary emphasis on income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Janus Investment Fund	17

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 75% to equity investments, 15% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janushenderson.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds. There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and

18	JUNE 30, 2021

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Dividend distributions received from the underlying funds are recorded on the ex-dividend date. Upon receipt of the notification from an underlying fund, and subsequent to the ex-dividend date, a part or all of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the underlying fund and/or increasing the realized gain on sales of investments in the underlying fund.

Expenses

The Fund bears expenses incurred specifically on its behalf. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.05% of its average daily net assets.

Janus Investment Fund	19

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

Janus Capital has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.14% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2021. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or

20	JUNE 30, 2021

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement, and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Fund. Janus Capital does not receive compensation for serving as administrator and it bears the expenses related to operation of the Fund, such as, but not limited to fund accounting and tax services; shareholder servicing; and preparation of various documents filed with the SEC. The Fund bears costs related to any compensation, fees, or reimbursements paid to Trustees who are independent of Janus Capital; fees and expenses of counsel to the Independent Trustees; fees and expenses of consultants to the Fund; custody fees; audit expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions; blue sky registration costs; interest; all federal, state and local taxes (including stamp, excise, income, and franchise taxes); expenses of shareholder meetings, including the preparation, printing, and distribution of proxy statements, notices, and reports to shareholders; expenses of printing and mailing to existing shareholders prospectuses, statements of additional information, shareholder reports, and other materials required to be mailed to shareholders by federal or state laws or regulations; transfer agency fees and expenses payable pursuant to a transfer agency agreement between the Trust and Janus Services on behalf of the Fund; any litigation; and other extraordinary expenses. In addition, some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $357,443 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $559,325 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2021.

Janus Investment Fund	21

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2021, Janus Henderson Distributors retained upfront sales charges of $2,249.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2021.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2021, redeeming shareholders of Class C Shares paid CDSCs of $307.

3. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 2,729,507	$ 23,580,842	$ -	$ -	$ -	$ (5,656)	$ 57,699,424

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2021 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 218,836,746	$57,949,255	$ (249,831)	$ 57,699,424

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 3,296,153	$ 8,356,817	$ -	$ -

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Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

For the year ended June 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 3,289,632	$ 13,693,928	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 1,077,783	$ (115,992)	$ (961,791)

Capital has been adjusted by $1,077,783, including $878,482 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

4. Capital Share Transactions

	Year ended June 30, 2021		Year ended June 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	121,575	$ 1,869,525	55,720	$ 767,414
Reinvested dividends and distributions	12,689	191,983	23,350	323,395
Shares repurchased	(109,989)	(1,583,657)	(85,125)	(1,126,531)
Net Increase/(Decrease)	24,275	$ 477,851	(6,055)	$ (35,722)
Class C Shares:
Shares sold	15,517	$ 232,566	28,299	$ 382,832
Reinvested dividends and distributions	12,021	178,396	26,832	364,921
Shares repurchased	(129,690)	(1,894,015)	(178,300)	(2,330,191)
Net Increase/(Decrease)	(102,152)	$ (1,483,053)	(123,169)	$(1,582,438)
Class D Shares:
Shares sold	780,983	$12,174,251	621,258	$ 8,187,237
Reinvested dividends and distributions	646,015	9,851,729	993,236	13,865,577
Shares repurchased	(1,776,998)	(26,749,382)	(1,752,931)	(23,445,769)
Net Increase/(Decrease)	(350,000)	$ (4,723,402)	(138,437)	$(1,392,955)
Class I Shares:
Shares sold	253,162	$ 3,929,904	230,663	$ 3,200,129
Reinvested dividends and distributions	37,936	578,152	72,767	1,015,096
Shares repurchased	(289,397)	(4,311,458)	(475,410)	(6,274,534)
Net Increase/(Decrease)	1,701	$ 196,598	(171,980)	$(2,059,309)
Class S Shares:
Shares sold	13,068	$ 195,275	9,319	$ 125,174
Reinvested dividends and distributions	3,615	54,399	10,051	138,501
Shares repurchased	(50,746)	(714,930)	(54,170)	(748,007)
Net Increase/(Decrease)	(34,063)	$ (465,256)	(34,800)	$ (484,332)
Class T Shares:
Shares sold	329,507	$ 5,025,825	332,538	$ 4,535,916
Reinvested dividends and distributions	44,915	684,055	78,022	1,087,633
Shares repurchased	(414,145)	(6,318,897)	(562,090)	(7,557,931)
Net Increase/(Decrease)	(39,723)	$ (609,017)	(151,530)	$(1,934,382)

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Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

5. Purchases and Sales of Investment Securities

For the year ended June 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$125,796,736	$ 134,312,671	$ -	$ -

6. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

24	JUNE 30, 2021

Janus Henderson Global Allocation Fund - Growth

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Allocation Fund - Growth

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Global Allocation Fund - Growth (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2021, the related statement of operations for the year ended June 30, 2021, the statements of changes in net assets for each of the two years in the period ended June 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2021 and the financial highlights for each of the five years in the period ended June 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 20, 2021

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

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Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

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Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

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Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

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Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

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Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

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Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Capital Management LLC, the Fund’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”).

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the annual period ended June 30, 2021, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2020 through December 31, 2020 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Fund was able to meet redemptions during the normal course of business during the Reporting Period, and discussed the additional actions that the Liquidity Risk Working Group took during the period of market volatility in the spring of 2020 to monitor the Fund’s liquidity. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, taking into account the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2021. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

40	JUNE 30, 2021

Janus Henderson Global Allocation Fund - Growth

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2021:

Capital Gain Distributions	$9,235,299
Foreign Taxes Paid	$74,770
Foreign Source Income	$162,177
Dividends Received Deduction Percentage	23%
Qualified Dividend Income Percentage	34%

Janus Investment Fund	41

Janus Henderson Global Allocation Fund - Growth

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 51 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

42	JUNE 30, 2021

Janus Henderson Global Allocation Fund - Growth

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present

Independent Consultant (since 2019) and Chief Operating Officer, muun chi LLC (organic food business) (since 2020). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

51

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

Janus Investment Fund	43

Janus Henderson Global Allocation Fund - Growth

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	51

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

44	JUNE 30, 2021

Janus Henderson Global Allocation Fund - Growth

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	51

Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	45

Janus Henderson Global Allocation Fund - Growth

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	51	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	51

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

46	JUNE 30, 2021

Janus Henderson Global Allocation Fund - Growth

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	51

Director of Family Service of Lake County (since 2019). Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	51

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), and Director of Walmart (until 2017).

Janus Investment Fund	47

Janus Henderson Global Allocation Fund - Growth

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Portfolio Manager Janus Henderson Global Allocation Fund – Growth	9/14-Present

Head of Global Asset Allocation of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, Co-Chief Investment Officer of AllianceBernstein’s Tail Risk Parity (2010-2014).

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President and Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Management LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

48	JUNE 30, 2021

Janus Henderson Global Allocation Fund - Growth

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Capital Management LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017-September 2017), Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Services LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	49

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93021 08-21

ANNUAL REPORT June 30, 2021

Janus Henderson Global Allocation Fund - Moderate

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Allocation Fund - Moderate

Janus Henderson Global Allocation Fund - Moderate (unaudited)

FUND SNAPSHOT

 This Fund of Funds offers broad global diversification for investors by utilizing the full spectrum of Janus Henderson’s investment expertise and solutions, with the goal of providing higher risk-adjusted returns than the broad markets.

Ashwin Alankar portfolio manager

PERFORMANCE OVERVIEW

Janus Henderson Global Allocation Fund – Moderate’s Class I Shares returned 26.70% for the 12-month period ended June 30, 2021. This compares with a return of 39.27% for its primary benchmark, the MSCI All Country World IndexSM, and a 23.58% return for its secondary benchmark, the Global Moderate Allocation Index, an internally calculated, hypothetical combination of total returns from the MSCI All Country World Index (60%) and the Bloomberg Barclays Global Aggregate Bond Index (40%).

MARKET ENVIRONMENT

Global financial markets rallied during the period, first on the back of extraordinary policy initiatives aimed at dampening the worst effects from the COVID-19 pandemic on the world’s economy, and then on growing optimism that vaccines would gain approval and become widely available. While riskier assets maintained an upward trajectory throughout, safer government bonds gave back some of their gains during the winter as investors began to price in more durable economic growth and with it a rising chance of inflation. As consensus coalesced around the spring spike in inflation being transitory, bonds reversed course, sending rates once again lower. The rally in riskier assets, meanwhile, continued, with global equities finishing the period near record highs.

PERFORMANCE DISCUSSION

Janus Henderson Global Allocation Fund – Moderate invests across a broad set of Janus Henderson funds that span a wide range of global asset categories with a base allocation of 45% to 65% equity investments, 30% to 45% fixed income investments and 5% to 20% alternative investments (to the extent these are available) that are monitored and rebalanced continually. The Fund is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk.

Contributing to returns were the Janus Henderson Contrarian Fund and the Janus Henderson Emerging Markets Fund. The former performed well given its underweight to sectors that vastly underperformed the market during the period. A key driver of the Janus Henderson Emerging Markets Fund was these regions’ mid-period outperformance as major north Asian economies recovered more rapidly from the depths of the pandemic than did other parts of the world. Detracting from performance were the Janus Henderson Small-Mid Cap Value Fund and the Janus Henderson Global Equity Income Fund as these equity segments were unable to keep up with the large-cap growth companies that drove markets higher during the period.

OUTLOOK

At a high level, the latter months of the period were smooth sailing for capital markets. The resilience of equities continued and U.S. Treasuries took a pause from their recent sell-off. The yield on 10-year notes fell by roughly 30 basis points over the final quarter.

Yet under this “calmness,” there were many gyrations. These were a reflection of the battle between the market and the Federal Reserve (Fed) – and even within the Fed – on the future course of inflation and growth and whether the time is coming for liquidity conditions to normalize and the central bank to step back from high levels of accommodation. This led to violent fluctuations in the performance of growth versus value stocks. At times, we saw value considerably outperform growth and growth outperform value at others.

Sharp moves also unfolded in the Treasury markets as inflation fears sent yields higher, only to reverse on Fed rhetoric echoing their confidence that inflation will be transitory and economic damage from the pandemic is still far-reaching, thus, requiring stimulus for many more years. While the tug-of-war continues, capital markets sided with

Janus Investment Fund	1

Janus Henderson Global Allocation Fund - Moderate (unaudited)

the Fed by the end of the quarter; the Fed’s reassurance that stimulus is not going away anytime soon sent equities to higher highs and quelled the sell-off in yields.

Thank you for investing in Janus Henderson Global Allocation Fund – Moderate.

2	JUNE 30, 2021

Janus Henderson Global Allocation Fund - Moderate (unaudited)

Fund At A Glance

June 30, 2021

Holdings - (% of Net Assets)
Janus Henderson Global Bond Fund - Class N Shares	20.1%
Janus Henderson Multi-Sector Income Fund - Class N Shares	8.6
Janus Henderson Emerging Markets Fund - Class N Shares	7.6
Janus Henderson Enterprise Fund - Class N Shares	6.1
Janus Henderson Triton Fund - Class N Shares	6.1
Janus Henderson Contrarian Fund - Class N Shares	5.5
Janus Henderson Forty Fund - Class N Shares	5.5
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	5.2
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	4.7
Janus Henderson Overseas Fund - Class N Shares	4.4
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	4.4
Janus Henderson Flexible Bond Fund - Class N Shares	3.5
Janus Henderson Global Real Estate Fund - Class N Shares	3.2
Janus Henderson Global Select Fund - Class N Shares	3.1
Janus Henderson International Managed Volatility Fund - Class N Shares	3.1
Janus Henderson Global Research Fund - Class N Shares	2.9
Janus Henderson Global Equity Income Fund - Class N Shares	2.6
Janus Henderson Asia Equity Fund - Class N Shares	2.3
Janus Henderson European Focus Fund - Class N Shares	1.1

Asset Allocation - (% of Net Assets)
Equity Funds	67.8%
Fixed Income Funds	32.2%
Other	(0.0)%
100.0%

Janus Investment Fund	3

Janus Henderson Global Allocation Fund - Moderate (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2021					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	26.47%	8.92%	6.77%	6.80%	1.09%	1.09%
Class A Shares at MOP	19.20%	7.64%	6.14%	6.40%
Class C Shares at NAV	25.56%	8.16%	6.04%	6.05%	1.89%	1.89%
Class C Shares at CDSC	24.56%	8.16%	6.04%	6.05%
Class D Shares	26.70%	9.13%	6.96%	7.00%	0.95%	0.94%
Class I Shares	26.70%	9.16%	7.02%	7.04%	0.89%	0.89%
Class S Shares	26.20%	8.73%	6.59%	6.59%	1.30%	1.30%
Class T Shares	26.60%	9.04%	6.90%	6.94%	1.05%	1.05%
MSCI All Country World Index	39.27%	14.61%	9.90%	7.76%
Global Moderate Allocation Index	23.58%	9.80%	6.92%	6.42%
Morningstar Quartile - Class T Shares	2nd	2nd	2nd	1st
Morningstar Ranking - based on total returns for World Allocation Funds	193/468	122/419	124/326	53/217

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2020.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different

4	JUNE 30, 2021

Janus Henderson Global Allocation Fund - Moderate (unaudited)

Performance

risks. Please see the prospectus for more information about risks, holdings and other details.

Performance of the Global Allocation Funds depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Capital Management is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 30, 2005

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	5

Janus Henderson Global Allocation Fund - Moderate (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Net Annualized Expense Ratio (1/1/21 - 6/30/21)††
Class A Shares	$1,000.00	$1,065.90	$2.20	$1,000.00	$1,022.66	$2.16	0.43%
Class C Shares	$1,000.00	$1,063.00	$5.42	$1,000.00	$1,019.54	$5.31	1.06%
Class D Shares	$1,000.00	$1,067.60	$1.23	$1,000.00	$1,023.60	$1.20	0.24%
Class I Shares	$1,000.00	$1,067.70	$1.08	$1,000.00	$1,023.75	$1.05	0.21%
Class S Shares	$1,000.00	$1,065.70	$3.12	$1,000.00	$1,021.77	$3.06	0.61%
Class T Shares	$1,000.00	$1,067.00	$1.69	$1,000.00	$1,023.16	$1.66	0.33%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

6	JUNE 30, 2021

Janus Henderson Global Allocation Fund - Moderate

Schedule of Investments

June 30, 2021

Shares		Value
Investment Companies£– 100.0%
Equity Funds – 67.8%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,117,139	$13,349,800
Janus Henderson Asia Equity Fund - Class N Shares	414,495	5,960,424
Janus Henderson Contrarian Fund - Class N Shares	445,607	14,125,732
Janus Henderson Emerging Markets Fund - Class N Shares	1,479,115	19,450,827
Janus Henderson Enterprise Fund - Class N Shares	89,637	15,630,870
Janus Henderson European Focus Fund - Class N Shares	66,503	2,918,164
Janus Henderson Forty Fund - Class N Shares	240,618	14,068,916
Janus Henderson Global Equity Income Fund - Class N Shares	953,860	6,524,368
Janus Henderson Global Real Estate Fund - Class N Shares	547,625	8,192,442
Janus Henderson Global Research Fund - Class N Shares	67,099	7,362,080
Janus Henderson Global Select Fund - Class N Shares	391,633	7,805,251
Janus Henderson International Managed Volatility Fund - Class N Shares	824,041	7,803,661
Janus Henderson Overseas Fund - Class N Shares	256,723	11,321,456
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	797,267	11,233,448
Janus Henderson Triton Fund - Class N Shares	374,638	15,476,296
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	947,553	12,033,925
		173,257,660
Fixed Income Funds – 32.2%
Janus Henderson Flexible Bond Fund - Class N Shares	820,238	9,145,654
Janus Henderson Global Bond Fund - Class N Shares	5,099,944	51,305,436
Janus Henderson Multi-Sector Income Fund - Class N Shares	2,169,496	21,973,931
		82,425,021
Total Investments (total cost $209,679,680) – 100.0%		255,682,681
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(101,838)
Net Assets – 100%		$255,580,843

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Allocation Fund - Moderate

Schedule of Investments

June 30, 2021

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Capital Gain Distributions from Underlying Funds(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 6/30/21
Investment Companies - 100.0%
Equity Funds - 67.8%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	$363,066	$71,945	$-	$2,212,163	$13,349,800
Janus Henderson Asia Equity Fund - Class N Shares	7,299	34,918	-	1,200,645	5,960,424
Janus Henderson Contrarian Fund - Class N Shares	120,523	753,252	114,026	4,252,418	14,125,732
Janus Henderson Emerging Markets Fund - Class N Shares	143,872	71,724	-	4,744,480	19,450,827
Janus Henderson Enterprise Fund - Class N Shares	53,545	1,172,903	1,042,104	1,886,415	15,630,870
Janus Henderson European Focus Fund - Class N Shares	5,509	120,743	-	420,406	2,918,164
Janus Henderson Forty Fund - Class N Shares	18,361	963,532	837,079	2,293,526	14,068,916
Janus Henderson Global Equity Income Fund - Class N Shares	176,622	23	-	(111,634)	6,524,368
Janus Henderson Global Real Estate Fund - Class N Shares	82,028	(6,146)	-	1,295,960	8,192,442
Janus Henderson Global Research Fund - Class N Shares	38,199	738,532	244,554	1,035,319	7,362,080
Janus Henderson Global Select Fund - Class N Shares	127,365	168,222	251,001	2,203,521	7,805,251
Janus Henderson International Managed Volatility Fund - Class N Shares	-	86,494	74,551	535,764	7,803,661
Janus Henderson International Value Fund - Class N Shares	134,911	539,681	-	1,173,808	-
Janus Henderson Large Cap Value Fund - Class N Shares	255,986	3,168,308	352,830	(270,864)	-
Janus Henderson Mid Cap Value Fund - Class N Shares	128,350	1,483,019	-	1,257,224	-
Janus Henderson Overseas Fund - Class N Shares	54,652	987,631	-	1,703,136	11,321,456
Janus Henderson Small Cap Value Fund - Class N Shares	103,772	2,688,549	-	(26,686)	-
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	-	(186)	-	(64,005)	11,233,448
Janus Henderson Triton Fund - Class N Shares	28,585	2,717,621	546,162	1,283,985	15,476,296
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	481,132	275,659	711,442	927,050	12,033,925
Total Equity Funds	$2,323,777	$16,036,424	$4,173,749	$27,952,631	$173,257,660
Fixed Income Funds - 32.2%
Janus Henderson Flexible Bond Fund - Class N Shares	243,601	279,282	-	(219,677)	9,145,654
Janus Henderson Global Bond Fund - Class N Shares	1,433,362	633,851	425,012	(771,122)	51,305,436
Janus Henderson Multi-Sector Income Fund - Class N Shares	882,654	29,137	-	1,214,103	21,973,931
Total Fixed Income Funds	$2,559,617	$942,270	$425,012	$223,304	$82,425,021
Total Affiliated Investments - 100.0%	$4,883,394	$16,978,694	$4,598,761	$28,175,935	$255,682,681

(1) For securities that were affiliated for a portion of the year ended June 30, 2021, this column reflects amounts for the entire year ended June 30, 2021 and not just the period in which the security was affiliated.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2021

Janus Henderson Global Allocation Fund - Moderate

Schedule of Investments

June 30, 2021

	Value at 6/30/20	Purchases	Sales Proceeds	Value at 6/30/21
Investment Companies - 100.0%
Equity Funds - 67.8%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	10,881,356	1,198,345	(1,014,009)	13,349,800
Janus Henderson Asia Equity Fund - Class N Shares	3,678,761	1,416,202	(370,102)	5,960,424
Janus Henderson Contrarian Fund - Class N Shares	8,114,612	5,068,743	(4,063,293)	14,125,732
Janus Henderson Emerging Markets Fund - Class N Shares	10,296,961	5,446,133	(1,108,471)	19,450,827
Janus Henderson Enterprise Fund - Class N Shares	9,605,504	7,140,897	(4,174,849)	15,630,870
Janus Henderson European Focus Fund - Class N Shares	572,788	2,329,454	(525,227)	2,918,164
Janus Henderson Forty Fund - Class N Shares	9,629,828	3,954,913	(2,772,883)	14,068,916
Janus Henderson Global Equity Income Fund - Class N Shares	-	6,676,017	(40,038)	6,524,368
Janus Henderson Global Real Estate Fund - Class N Shares	3,593,225	3,654,789	(345,386)	8,192,442
Janus Henderson Global Research Fund - Class N Shares	2,126,642	5,007,764	(1,546,177)	7,362,080
Janus Henderson Global Select Fund - Class N Shares	6,064,905	742,639	(1,374,036)	7,805,251
Janus Henderson International Managed Volatility Fund - Class N Shares	3,332,659	4,392,996	(544,252)	7,803,661
Janus Henderson International Value Fund - Class N Shares	6,113,040	427,807	(8,254,336)	-
Janus Henderson Large Cap Value Fund - Class N Shares	9,299,029	918,831	(13,115,304)	-
Janus Henderson Mid Cap Value Fund - Class N Shares	7,136,371	2,371,817	(12,248,431)	-
Janus Henderson Overseas Fund - Class N Shares	10,104,528	5,080,672	(6,554,511)	11,321,456
Janus Henderson Small Cap Value Fund - Class N Shares	7,036,158	720,565	(10,418,586)	-
Janus Henderson Small-Mid Cap Value Fund - Class N Shares	-	11,367,877	(70,238)	11,233,448
Janus Henderson Triton Fund - Class N Shares	8,504,099	8,618,451	(5,647,860)	15,476,296
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	9,703,953	3,102,744	(1,975,481)	12,033,925
Fixed Income Funds - 32.2%
Janus Henderson Flexible Bond Fund - Class N Shares	12,172,250	710,547	(3,796,748)	9,145,654
Janus Henderson Global Bond Fund - Class N Shares	55,280,847	7,787,674	(11,625,814)	51,305,436
Janus Henderson Multi-Sector Income Fund - Class N Shares	17,357,302	6,924,009	(3,550,620)	21,973,931

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Allocation Fund - Moderate

Notes to Schedule of Investments and Other Information

Bloomberg Barclays Global Aggregate Bond Index	Bloomberg Barclays Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.
Global Moderate Allocation Index

Global Moderate Allocation Index is an internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (60%) and the Bloomberg Barclays Global Aggregate Bond Index (40%).

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Investment Companies
Equity Funds	$173,257,660	$-	$-
Fixed Income Funds	82,425,021	-	-
Total Assets	$255,682,681	$-	$-

10	JUNE 30, 2021

Janus Henderson Global Allocation Fund - Moderate

Statement of Assets and Liabilities

June 30, 2021

Assets:
Affiliated investments, at value (cost $209,679,680)	$255,682,681
Non-interested Trustees' deferred compensation	6,230
Receivables:
Dividends	371,313
Fund shares sold	120,924
Investments sold	24,129
Other assets	219
Total Assets	256,205,496
Liabilities:
Payables:	—
Investments purchased	371,302
Fund shares repurchased	112,638
Professional fees	38,125
Registration fees	32,138
Transfer agent fees and expenses	30,723
Non-interested Trustees' deferred compensation fees	6,230
12b-1 Distribution and shareholder servicing fees	5,522
Advisory fees	3,494
Custodian fees	1,766
Non-interested Trustees' fees and expenses	925
Accrued expenses and other payables	21,790
Total Liabilities	624,653
Net Assets	$255,580,843
Net Assets Consist of:
Capital (par value and paid-in surplus)	$191,831,843
Total distributable earnings (loss)	63,749,000
Total Net Assets	$255,580,843
Net Assets - Class A Shares	$14,022,972
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	942,341
Net Asset Value Per Share(1)	$14.88
Maximum Offering Price Per Share(2)	$15.79
Net Assets - Class C Shares	$2,854,466
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	194,704
Net Asset Value Per Share(1)	$14.66
Net Assets - Class D Shares	$213,724,483
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,256,572
Net Asset Value Per Share	$14.99
Net Assets - Class I Shares	$6,744,406
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	450,355
Net Asset Value Per Share	$14.98
Net Assets - Class S Shares	$1,385,220
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	93,902
Net Asset Value Per Share	$14.75
Net Assets - Class T Shares	$16,849,296
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,127,584
Net Asset Value Per Share	$14.94

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Allocation Fund - Moderate

Statement of Operations

For the year ended June 30, 2021

Investment Income:
Dividends from affiliates	$4,883,394
Total Investment Income	4,883,394
Expenses:
Advisory fees	117,243
12b-1 Distribution and shareholder servicing fees:
Class A Shares	27,874
Class C Shares	31,711
Class S Shares	3,383
Transfer agent administrative fees and expenses:
Class D Shares	225,678
Class S Shares	3,394
Class T Shares	38,790
Transfer agent networking and omnibus fees:
Class A Shares	5,831
Class C Shares	2,677
Class I Shares	4,659
Other transfer agent fees and expenses:
Class A Shares	704
Class C Shares	194
Class D Shares	29,280
Class I Shares	287
Class S Shares	36
Class T Shares	243
Registration fees	100,290
Shareholder reports expense	38,880
Professional fees	37,122
Custodian fees	11,912
Non-interested Trustees’ fees and expenses	3,858
Other expenses	16,229
Total Expenses	700,275
Less: Excess Expense Reimbursement and Waivers	(51,713)
Net Expenses	648,562
Net Investment Income/(Loss)	4,234,832
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	16,978,694
Capital gain distributions from underlying funds	4,598,761
Total Net Realized Gain/(Loss) on Investments	21,577,455
Change in Unrealized Net Appreciation/Depreciation:
Investments in affiliates	28,175,935
Total Change in Unrealized Net Appreciation/Depreciation	28,175,935
Net Increase/(Decrease) in Net Assets Resulting from Operations	$53,988,222

See Notes to Financial Statements.

12	JUNE 30, 2021

Janus Henderson Global Allocation Fund - Moderate

Statements of Changes in Net Assets

	Year ended June 30, 2021	Year ended June 30, 2020

Operations:
Net investment income/(loss)	$4,234,832	$3,057,838
Net realized gain/(loss) on investments	21,577,455	8,091,089
Change in unrealized net appreciation/depreciation	28,175,935	(10,332,519)
Net Increase/(Decrease) in Net Assets Resulting from Operations	53,988,222	816,408
Dividends and Distributions to Shareholders:
Class A Shares	(436,945)	(534,028)
Class C Shares	(145,569)	(253,266)
Class D Shares	(8,667,975)	(10,744,813)
Class I Shares	(232,730)	(295,660)
Class S Shares	(57,459)	(122,172)
Class T Shares	(667,809)	(882,583)
Net Decrease from Dividends and Distributions to Shareholders	(10,208,487)	(12,832,522)
Capital Share Transactions:
Class A Shares	3,904,630	(635,056)
Class C Shares	(2,269,728)	(1,561,395)
Class D Shares	(1,367,160)	(8,909,040)
Class I Shares	1,161,673	(723,000)
Class S Shares	(118,615)	(864,798)
Class T Shares	(36,714)	(2,093,162)
Net Increase/(Decrease) from Capital Share Transactions	1,274,086	(14,786,451)
Net Increase/(Decrease) in Net Assets	45,053,821	(26,802,565)
Net Assets:
Beginning of period	210,527,022	237,329,587
End of period	$255,580,843	$210,527,022

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Allocation Fund - Moderate

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.29	$12.90	$13.07	$13.14	$12.20
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.22	0.16	0.09	0.18	0.12
Net realized and unrealized gain/(loss)	2.98	(0.06)	0.28	0.67	1.01
Total from Investment Operations	3.20	0.10	0.37	0.85	1.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.14)	(0.10)	(0.21)	(0.11)
Distributions (from capital gains)	(0.39)	(0.57)	(0.44)	(0.71)	(0.08)
Total Dividends and Distributions	(0.61)	(0.71)	(0.54)	(0.92)	(0.19)
Net Asset Value, End of Period	$14.88	$12.29	$12.90	$13.07	$13.14
Total Return*	26.39%	0.60%	3.32%	6.53%	9.47%
Net Assets, End of Period (in thousands)	$14,023	$8,165	$9,529	$10,021	$10,563
Average Net Assets for the Period (in thousands)	$11,150	$9,063	$9,899	$10,557	$12,118
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.43%	0.41%	0.45%	0.46%	0.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.43%	0.41%	0.45%	0.46%	0.44%
Ratio of Net Investment Income/(Loss)(2)	1.56%	1.29%	0.68%	1.34%	0.93%
Portfolio Turnover Rate	41%	51%	6%	14%	32%

Class C Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.11	$12.70	$12.86	$12.95	$12.02
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.06	0.01	0.10	0.03
Net realized and unrealized gain/(loss)	2.88	(0.05)	0.27	0.64	1.01
Total from Investment Operations	3.04	0.01	0.28	0.74	1.04
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.03)	—(3)	(0.12)	(0.03)
Distributions (from capital gains)	(0.39)	(0.57)	(0.44)	(0.71)	(0.08)
Total Dividends and Distributions	(0.49)	(0.60)	(0.44)	(0.83)	(0.11)
Net Asset Value, End of Period	$14.66	$12.11	$12.70	$12.86	$12.95
Total Return*	25.39%	(0.06)%	2.57%	5.74%	8.77%
Net Assets, End of Period (in thousands)	$2,854	$4,381	$6,211	$7,341	$8,036
Average Net Assets for the Period (in thousands)	$3,487	$5,235	$6,648	$8,036	$8,504
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	1.12%	1.18%	1.14%	1.13%	1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	1.11%	1.18%	1.14%	1.13%	1.10%
Ratio of Net Investment Income/(Loss)(2)	1.17%	0.45%	0.08%	0.73%	0.25%
Portfolio Turnover Rate	41%	51%	6%	14%	32%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

14	JUNE 30, 2021

Janus Henderson Global Allocation Fund - Moderate

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.38	$12.98	$13.16	$13.22	$12.28
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.26	0.18	0.11	0.21	0.14
Net realized and unrealized gain/(loss)	2.98	(0.05)	0.28	0.68	1.02
Total from Investment Operations	3.24	0.13	0.39	0.89	1.16
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.16)	(0.13)	(0.24)	(0.14)
Distributions (from capital gains)	(0.39)	(0.57)	(0.44)	(0.71)	(0.08)
Total Dividends and Distributions	(0.63)	(0.73)	(0.57)	(0.95)	(0.22)
Net Asset Value, End of Period	$14.99	$12.38	$12.98	$13.16	$13.22
Total Return*	26.53%	0.84%	3.44%	6.77%	9.67%
Net Assets, End of Period (in thousands)	$213,724	$178,202	$196,873	$212,763	$212,552
Average Net Assets for the Period (in thousands)	$197,314	$187,271	$199,360	$218,363	$214,793
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.27%	0.27%	0.29%	0.27%	0.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.25%	0.26%	0.26%	0.26%	0.26%
Ratio of Net Investment Income/(Loss)(2)	1.84%	1.40%	0.88%	1.56%	1.09%
Portfolio Turnover Rate	41%	51%	6%	14%	32%

Class I Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.37	$12.97	$13.15	$13.22	$12.28
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.25	0.19	0.11	0.20	0.15
Net realized and unrealized gain/(loss)	3.00	(0.05)	0.29	0.69	1.02
Total from Investment Operations	3.25	0.14	0.40	0.89	1.17
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.17)	(0.14)	(0.25)	(0.15)
Distributions (from capital gains)	(0.39)	(0.57)	(0.44)	(0.71)	(0.08)
Total Dividends and Distributions	(0.64)	(0.74)	(0.58)	(0.96)	(0.23)
Net Asset Value, End of Period	$14.98	$12.37	$12.97	$13.15	$13.22
Total Return*	26.62%	0.88%	3.53%	6.77%	9.73%
Net Assets, End of Period (in thousands)	$6,744	$4,551	$5,533	$6,856	$4,457
Average Net Assets for the Period (in thousands)	$5,660	$4,907	$5,905	$5,072	$4,244
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.21%	0.21%	0.22%	0.21%	0.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.21%	0.21%	0.22%	0.20%	0.21%
Ratio of Net Investment Income/(Loss)(2)	1.81%	1.47%	0.85%	1.50%	1.19%
Portfolio Turnover Rate	41%	51%	6%	14%	32%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

15

Janus Henderson Global Allocation Fund - Moderate

Financial Highlights

Class S Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.19	$12.79	$12.97	$13.05	$12.12
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.21	0.15	0.06	0.16	0.09
Net realized and unrealized gain/(loss)	2.93	(0.07)	0.29	0.66	1.02
Total from Investment Operations	3.14	0.08	0.35	0.82	1.11
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.11)	(0.09)	(0.19)	(0.10)
Distributions (from capital gains)	(0.39)	(0.57)	(0.44)	(0.71)	(0.08)
Total Dividends and Distributions	(0.58)	(0.68)	(0.53)	(0.90)	(0.18)
Net Asset Value, End of Period	$14.75	$12.19	$12.79	$12.97	$13.05
Total Return*	26.03%	0.47%	3.14%	6.31%	9.30%
Net Assets, End of Period (in thousands)	$1,385	$1,247	$2,217	$2,695	$2,821
Average Net Assets for the Period (in thousands)	$1,358	$1,929	$2,482	$2,722	$2,702
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.62%	0.62%	0.60%	0.64%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.62%	0.62%	0.60%	0.62%	0.60%
Ratio of Net Investment Income/(Loss)(2)	1.51%	1.17%	0.51%	1.17%	0.72%
Portfolio Turnover Rate	41%	51%	6%	14%	32%

Class T Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.34	$12.94	$13.12	$13.19	$12.25
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.24	0.16	0.10	0.21	0.13
Net realized and unrealized gain/(loss)	2.98	(0.04)	0.28	0.66	1.02
Total from Investment Operations	3.22	0.12	0.38	0.87	1.15
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.15)	(0.12)	(0.23)	(0.13)
Distributions (from capital gains)	(0.39)	(0.57)	(0.44)	(0.71)	(0.08)
Total Dividends and Distributions	(0.62)	(0.72)	(0.56)	(0.94)	(0.21)
Net Asset Value, End of Period	$14.94	$12.34	$12.94	$13.12	$13.19
Total Return*	26.43%	0.76%	3.38%	6.64%	9.60%
Net Assets, End of Period (in thousands)	$16,849	$13,981	$16,966	$17,735	$18,793
Average Net Assets for the Period (in thousands)	$15,516	$15,728	$17,106	$18,214	$19,231
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.37%	0.37%	0.38%	0.37%	0.36%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.32%	0.34%	0.34%	0.33%	0.32%
Ratio of Net Investment Income/(Loss)(2)	1.76%	1.29%	0.79%	1.50%	1.03%
Portfolio Turnover Rate	41%	51%	6%	14%	32%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

16	JUNE 30, 2021

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Allocation Fund - Moderate (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus Henderson funds (the “underlying funds”). The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through growth of capital and income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Janus Investment Fund	17

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 55% to equity investments, 35% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janushenderson.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds. There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and

18	JUNE 30, 2021

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements

losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Dividend distributions received from the underlying funds are recorded on the ex-dividend date. Upon receipt of the notification from an underlying fund, and subsequent to the ex-dividend date, a part or all of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the underlying fund and/or increasing the realized gain on sales of investments in the underlying fund.

Expenses

The Fund bears expenses incurred specifically on its behalf. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.05% of its average daily net assets.

Janus Investment Fund	19

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements

Janus Capital has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.12% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or

20	JUNE 30, 2021

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements

similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement, and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Fund. Janus Capital does not receive compensation for serving as administrator and it bears the expenses related to operation of the Fund, such as, but not limited to fund accounting and tax services; shareholder servicing; and preparation of various documents filed with the SEC. The Fund bears costs related to any compensation, fees, or reimbursements paid to Trustees who are independent of Janus Capital; fees and expenses of counsel to the Independent Trustees; fees and expenses of consultants to the Fund; custody fees; audit expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions; blue sky registration costs; interest; all federal, state and local taxes (including stamp, excise, income, and franchise taxes); expenses of shareholder meetings, including the preparation, printing, and distribution of proxy statements, notices, and reports to shareholders; expenses of printing and mailing to existing shareholders prospectuses, statements of additional information, shareholder reports, and other materials required to be mailed to shareholders by federal or state laws or regulations; transfer agency fees and expenses payable pursuant to a transfer agency agreement between the Trust and Janus Services on behalf of the Fund; any litigation; and other extraordinary expenses. In addition, some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $357,443 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $559,325 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2021.

Janus Investment Fund	21

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2021, Janus Henderson Distributors retained upfront sales charges of $1,014.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2021.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2021, redeeming shareholders of Class C Shares paid CDSCs of $74.

3. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 2,563,189	$ 16,931,172	$ -	$ -	$ -	$ (4,982)	$ 44,259,621

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2021 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 211,423,060	$44,436,063	$ (176,442)	$ 44,259,621

22	JUNE 30, 2021

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 3,874,685	$ 6,333,802	$ -	$ -

For the year ended June 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 2,725,686	$ 10,106,836	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 667,878	$ (109,897)	$ (557,981)

Capital has been adjusted by $667,878, including $510,076 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

Janus Investment Fund	23

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements

4. Capital Share Transactions

	Year ended June 30, 2021		Year ended June 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	353,204	$ 4,939,392	114,268	$ 1,425,723
Reinvested dividends and distributions	29,437	410,641	41,697	531,217
Shares repurchased	(104,427)	(1,445,403)	(230,672)	(2,591,996)
Net Increase/(Decrease)	278,214	$ 3,904,630	(74,707)	$ (635,056)
Class C Shares:
Shares sold	56,448	$ 789,172	23,082	$ 270,595
Reinvested dividends and distributions	10,556	145,569	18,697	235,580
Shares repurchased	(234,160)	(3,204,469)	(168,881)	(2,067,570)
Net Increase/(Decrease)	(167,156)	$ (2,269,728)	(127,102)	$(1,561,395)
Class D Shares:
Shares sold	945,778	$13,462,858	711,446	$ 8,880,092
Reinvested dividends and distributions	610,595	8,572,754	828,093	10,616,150
Shares repurchased	(1,695,816)	(23,402,772)	(2,309,730)	(28,405,282)
Net Increase/(Decrease)	(139,443)	$ (1,367,160)	(770,191)	$(8,909,040)
Class I Shares:
Shares sold	178,870	$ 2,515,837	126,694	$ 1,636,302
Reinvested dividends and distributions	16,557	232,127	23,047	295,000
Shares repurchased	(113,089)	(1,586,291)	(208,436)	(2,654,302)
Net Increase/(Decrease)	82,338	$ 1,161,673	(58,695)	$ (723,000)
Class S Shares:
Shares sold	7,773	$ 107,378	11,132	$ 138,731
Reinvested dividends and distributions	4,152	57,459	9,666	122,172
Shares repurchased	(20,374)	(283,452)	(91,849)	(1,125,701)
Net Increase/(Decrease)	(8,449)	$ (118,615)	(71,051)	$ (864,798)
Class T Shares:
Shares sold	331,271	$ 4,578,143	448,006	$ 5,590,059
Reinvested dividends and distributions	47,250	661,501	67,252	860,151
Shares repurchased	(383,944)	(5,276,358)	(692,927)	(8,543,372)
Net Increase/(Decrease)	(5,423)	$ (36,714)	(177,669)	$(2,093,162)

5. Purchases and Sales of Investment Securities

For the year ended June 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$95,059,886	$ 95,127,458	$ -	$ -

6. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

24	JUNE 30, 2021

Janus Henderson Global Allocation Fund - Moderate

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Allocation Fund – Moderate

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Global Allocation Fund - Moderate (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2021, the related statement of operations for the year ended June 30, 2021, the statements of changes in net assets for each of the two years in the period ended June 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2021 and the financial highlights for each of the five years in the period ended June 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 20, 2021

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Investment Fund	25

Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

26	JUNE 30, 2021

Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	27

Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

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Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	29

Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

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Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

Janus Investment Fund	31

Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Janus Investment Fund	33

Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

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Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

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Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Capital Management LLC, the Fund’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”).

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the annual period ended June 30, 2021, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2020 through December 31, 2020 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Fund was able to meet redemptions during the normal course of business during the Reporting Period, and discussed the additional actions that the Liquidity Risk Working Group took during the period of market volatility in the spring of 2020 to monitor the Fund’s liquidity. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, taking into account the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2021. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2021:

Capital Gain Distributions	$6,843,878
Foreign Taxes Paid	$52,741
Foreign Source Income	$114,437
Dividends Received Deduction Percentage	17%
Qualified Dividend Income Percentage	25%

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Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 51 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present

Independent Consultant (since 2019) and Chief Operating Officer, muun chi LLC (organic food business) (since 2020). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

51

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	51

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	51

Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	51	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	51

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	51

Director of Family Service of Lake County (since 2019). Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	51

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), and Director of Walmart (until 2017).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Portfolio Manager Janus Henderson Global Allocation Fund – Moderate	9/14-Present

Head of Global Asset Allocation of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, Co-Chief Investment Officer of AllianceBernstein’s Tail Risk Parity (2010-2014).

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President and Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Management LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

48	JUNE 30, 2021

Janus Henderson Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Capital Management LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017-September 2017), Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Services LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	49

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93022 08-21

ANNUAL REPORT June 30, 2021

Janus Henderson Global Bond Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Bond Fund

Janus Henderson Global Bond Fund (unaudited)

FUND SNAPSHOT

 As a core fixed income holding focused on generating superior risk-adjusted returns relative to the benchmark over a market cycle, the Fund combines a longer-term strategic asset allocation with a tactical component seeking to add incremental return. Portfolio allocations are dynamically adjusted based on opportunities identified through fundamental research, macro assessment and risk budgeting framework.

Helen Anthony co-portfolio manager	Nick Maroutsos co-portfolio manager	Andrew Mulliner co-portfolio manager

PERFORMANCE SUMMARY

During the one-year period ended June 30, 2021, Janus Henderson Global Bond Fund’s Class I Shares returned 3.96% compared with 2.63% for the Fund’s benchmark, the Bloomberg Barclays Global Aggregate Bond Index.

MARKET ENVIRONMENT

Government bond yields moved sideways over the first half of the period, as accommodative monetary and fiscal policy from central banks and their governments helped to dampen the impact of pandemic-related shutdowns and the uncertainty around reopening. Toward the end of 2020, the announcement of multiple vaccines and the U.S. election result helped to boost risk appetite and this improved sentiment continued into 2021. The new year saw a sharp rise in government bond yields in February and March, as a reflation mindset took hold, driven by the rollout of COVID-19 vaccines and anticipation – and subsequent delivery – of further U.S. fiscal stimulus. The riskier segments of the fixed income universe such as high-yield corporate debt and emerging markets rallied the strongest and outperformed the higher-quality investment-grade segments. Core government bond markets such as UK gilts and U.S. Treasuries lagged.

PERFORMANCE DISCUSSION

Improved investor sentiment and lower volatility reflected investors’ belief in the economic recovery, while globally accommodative fiscal and monetary policy further supported corporate credit markets. We had significantly increased exposure to investment-grade corporate bonds in the second quarter of 2020, which benefited relative performance during the period as credit spreads moved tighter.

Emerging market credit also remained a favored area as the asset class had initially lagged its U.S. and euro counterparts during the rally. Within the Fund’s emerging market credit exposure, we rotated a portion of our positioning out of investment grade into high yield.

During 2021, we continued taking profits on investment-grade corporate bonds where prospects for further upside appear limited, rotating into high-yield corporate debt on the belief that lower-rated securities had more to gain from improving economic fundamentals. Our out-of-index exposure to high-yield bonds was a meaningful contributor to relative results.

We reduced our allocation to U.S. agency mortgage-backed securities (MBS) over the period, believing valuations looked expensive relative to other credit markets. However, contribution from the underweight was offset by security selection, and positioning in the sector ultimately detracted from returns.

While government bond returns were relatively more muted in core markets, we continued to favor emerging market government bonds. We favored countries offering relatively high real yields, after taking into account expected inflation, expecting the central banks of these countries would be more likely to lower policy rates to support the economic recovery, benefiting bond returns. We maintained our position in the government bonds of Indonesia, which proved accretive as the central bank lowered its benchmark rate multiple times over the period. However, the position in Mexican local rates, which has performed well over the longer term, suffered late in the period following the country’s central bank meeting in June as the Banxico raised rates to 4.25% and the market priced in further interest rate hikes, leading to lower bond prices.

Within core developed markets, our expectation was that yield curves would steepen as the recovery continued, and we steadily reduced our interest rate exposure in the developed world. Our underweight allocation to Treasuries proved beneficial. However, in 2021 the reflationary backdrop led to higher yields and steeper yield curves

Janus Investment Fund	1

Janus Henderson Global Bond Fund (unaudited)

globally, which negatively impacted our positions in Australia where yields repriced sharply beyond the 3-year maturity, and our position generated a negative return.

DERIVATIVE USAGE

During the period, the Fund used forward foreign currency exchange contracts, which are employed to increase or decrease exposure to particular markets, to manage or adjust the risk profile of the Fund related to an investment or currency exposure, to adjust its currency exposure relative to its benchmark index, and to earn income and enhance returns. The Fund also used interest rate futures to help manage portfolio risk, duration and yield curve exposure. Use of derivatives detracted from relative results during the period. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

Central banks will likely remain patient and avoid pre-emptive tightening of policy, but they also cannot ignore the strength of the economic data. Given the outperformance of core government bond markets, particularly at longer maturities in recent months, this leaves current yields at the lower end of the expected range, in our view. Global divergence in rate cycles is likely to become more of a theme in coming years as different regions begin to adjust policy settings. Despite the pick-up in inflation, we expect this to peak later in the year and that inflation-linked bond markets have priced this in, with real yields at or close to historic lows. Within emerging market rates, we remain selective given higher inflation risks but continue to favor countries where real yields are elevated and currencies relatively stable.

Within credit, while we remain constructive on higher-yielding areas of corporate credit markets, we are also cognizant that the economic recovery is mostly priced in. The positive fundamental landscape and supportive market technicals should continue to suppress default rates in 2021.

Thank you for investing in Janus Henderson Global Bond Fund.

2	JUNE 30, 2021

Janus Henderson Global Bond Fund (unaudited)

Fund At A Glance

June 30, 2021

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	0.49%	0.82%
Class A Shares MOP	0.46%	0.78%
Class C Shares**	-0.31%	0.09%
Class D Shares	0.82%	1.03%
Class I Shares	0.92%	1.10%
Class N Shares	1.01%	1.18%
Class S Shares	-13.78%	0.63%
Class T Shares	0.73%	0.93%
Weighted Average Maturity		9.2 Years
Average Effective Duration***		8.0 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	3.2%
AA	25.4%
A	7.1%
BBB	14.5%
BB	6.4%
B	2.0%
Not Rated	39.0%
Other	2.4%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Foreign Government Bonds	38.4%
Corporate Bonds	35.0%
United States Treasury Notes/Bonds	12.2%
Mortgage-Backed Securities	5.7%
Inflation-Indexed Bonds	4.5%
Asset-Backed/Commercial Mortgage-Backed Securities	1.6%
Other	2.6%
100.0%

Emerging markets comprised 19.8% of total net assets.

Janus Investment Fund	3

Janus Henderson Global Bond Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2021					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	3.71%	2.66%	2.68%	3.03%	1.29%	0.95%
Class A Shares at MOP	-1.18%	1.67%	2.18%	2.55%
Class C Shares at NAV	2.86%	1.89%	1.91%	2.27%	2.03%	1.69%
Class C Shares at CDSC	1.86%	1.89%	1.91%	2.27%
Class D Shares	3.94%	2.85%	2.85%	3.19%	0.93%	0.73%
Class I Shares	3.96%	2.90%	2.94%	3.28%	0.85%	0.69%
Class N Shares	3.97%	3.00%	2.94%	3.26%	0.74%	0.59%
Class S Shares	3.42%	2.50%	2.58%	2.93%	4.64%	1.10%
Class T Shares	3.72%	2.75%	2.76%	3.10%	1.03%	0.84%
Bloomberg Barclays Global Aggregate Bond Index	2.63%	2.34%	2.05%	2.52%
Morningstar Quartile - Class I Shares	3rd	2nd	1st	1st
Morningstar Ranking - based on total returns for World Bond Funds	148/212	75/192	32/179	29/170

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2020.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs),

4	JUNE 30, 2021

Janus Henderson Global Bond Fund (unaudited)

Performance

non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class N Shares commenced operations on October 28, 2013. Performance shown for periods prior to October 28, 2013, reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective October 30, 2020, Helen Anthony, Nick Maroutsos and Andrew Mulliner are Co-Portfolios Managers of the Fund.

*The Fund’s inception date – December 28, 2010

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	5

Janus Henderson Global Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Net Annualized Expense Ratio (1/1/21 - 6/30/21)
Class A Shares	$1,000.00	$969.20	$4.54	$1,000.00	$1,020.18	$4.66	0.93%
Class C Shares	$1,000.00	$965.80	$7.94	$1,000.00	$1,016.71	$8.15	1.63%
Class D Shares	$1,000.00	$970.20	$3.52	$1,000.00	$1,021.22	$3.61	0.72%
Class I Shares	$1,000.00	$971.30	$3.27	$1,000.00	$1,021.47	$3.36	0.67%
Class N Shares	$1,000.00	$970.80	$2.88	$1,000.00	$1,021.87	$2.96	0.59%
Class S Shares	$1,000.00	$968.30	$5.47	$1,000.00	$1,019.24	$5.61	1.12%
Class T Shares	$1,000.00	$969.70	$4.00	$1,000.00	$1,020.73	$4.11	0.82%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2021

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2021

Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities– 1.6%
JP Morgan Mortgage Trust 2019-1 A15, 4.0000%, 5/25/49 (144A)‡	$339,651		$346,852
JP Morgan Mortgage Trust 2019-LTV2, 3.5000%, 12/25/49 (144A)‡	241,369		246,943
Kimberly-Clark de Mexico SAB de CV, 2.4310%, 7/1/31	300,000		297,027
Mortgage Funding 2008-1 PLC,
ICE LIBOR GBP 3 Month + 1.1000%, 1.1843%, 3/13/46‡	494,235	GBP	684,334
RESIMAC Bastille Trust Series 2018-1NC,
ICE LIBOR USD 1 Month + 0.8500%, 0.9300%, 12/5/59 (144A)‡	304,170		304,681
RMAC Securities No 1 2006-NS3X PLC,
ICE LIBOR GBP 3 Month + 0.1500%, 0.2343%, 6/12/44‡	661,583	GBP	881,644
RMAC Securities No 1 2006-NS4X PLC,
ICE LIBOR GBP 3 Month + 0.1700%, 0.2543%, 6/12/44‡	669,420	GBP	893,795
RMAC Securities No 1 PLC,
ICE LIBOR GBP 3 Month + 0.1500%, 0.2343%, 6/12/44‡	187,993	GBP	251,675
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $3,817,554)			3,906,951
Corporate Bonds– 35.0%
Banking – 3.8%
Bank of America Corp,
Euro Interbank Offered Rate 3 Month + 3.6700%, 3.6480%, 3/31/29‡	414,000	EUR	592,719
Citigroup Inc, SOFR + 4.5480%, 5.3160%, 3/26/41‡	627,000		838,454
Credit Agricole SA/London, SOFR + 1.6760%, 1.9070%, 6/16/26 (144A)‡	372,000		379,269
Credit Suisse Group AG, UK Gilts 1 Year + 2.2300%, 2.2500%, 6/9/28‡	400,000	GBP	567,475
Credit Suisse Group AG, 0.6250%, 1/18/33	520,000	EUR	579,293
DIB Sukuk Ltd, 2.9500%, 1/16/26	758,000		791,253
HSBC Holdings PLC, SOFR + 1.9290%, 2.0990%, 6/4/26‡	1,100,000		1,130,434
JPMorgan Chase & Co, SOFR + 3.7900%, 4.4930%, 3/24/31‡	896,000		1,061,112
Natwest Group PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 4.9850%, 5.1250%‡,µ	200,000	GBP	297,714
Royal Bank of Scotland Group PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 3.5500%, 3.6220%, 8/14/30‡	222,000	GBP	327,472
Standard Chartered PLC, EUR SWAP ANNUAL 5 YR + 2.8000%, 2.5000%, 9/9/30‡	307,000	EUR	386,282
Stichting AK Rabobank Certificaten, 2.1880%‡,µ	500,000	EUR	797,676
SVB Financial Group, 3.1250%, 6/5/30	254,000		270,326
Wells Fargo & Co, SOFR + 2.1000%, 2.3930%, 6/2/28‡	1,100,000		1,140,805
			9,160,284
Basic Industry – 1.0%
Alpek SAB de CV, 3.2500%, 2/25/31 (144A)	1,240,000		1,254,892
Alrosa Finance SA, 3.1000%, 6/25/27	595,000		609,899
Ecolab Inc, 4.8000%, 3/24/30	101,000		123,561
Firmenich Productions SAS, 1.7500%, 4/30/30	194,000	EUR	253,245
Klabin Austria GmbH, 3.2000%, 1/12/31 (144A)	200,000		196,228
			2,437,825
Brokerage – 0.3%
Banco BTG Pactual SA/Cayman Islands, 4.5000%, 1/10/25	700,000		733,215
Capital Goods – 2.5%
Arcelik AS, 5.0000%, 4/3/23	700,000		724,500
BAE Systems PLC, 3.4000%, 4/15/30 (144A)	200,000		217,381
Boeing Co, 1.4330%, 2/4/24	1,300,000		1,303,440
Boeing Co, 2.1960%, 2/4/26	701,000		707,700
CANPACK SA / Eastern PA Land Invetment Holding LLC, 2.3750%, 11/1/27 (144A)	230,000	EUR	278,484
Cemex SAB de CV, 3.8750%, 7/11/31 (144A)	758,000		770,507
Foxconn Far East Ltd, 1.6250%, 10/28/25	900,000		904,113
HT Troplast GmbH, 9.2500%, 7/15/25	550,000	EUR	721,622
Siemens Financieringsmaatschappij NV, 0.8750%, 6/5/23	300,000	GBP	418,003
			6,045,750
Communications – 4.6%
Activision Blizzard Inc, 1.3500%, 9/15/30	198,000		185,137
Activision Blizzard Inc, 2.5000%, 9/15/50	800,000		718,110

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2021

Principal Amounts			Value
Corporate Bonds– (continued)
Communications– (continued)
AT&T Inc, 2.7500%, 6/1/31	$1,154,000		$1,199,570
AT&T Inc, 3.8500%, 6/1/60	574,000		604,969
Comcast Corp, 2.8000%, 1/15/51	570,000		548,414
HTA Group Ltd, 7.0000%, 12/18/25	700,000		744,646
Millicom International Cellular SA, 4.5000%, 4/27/31	500,000		517,500
Millicom International Cellular SA, 4.5000%, 4/27/31 (144A)	200,000		207,000
MTN Mauritius Investments Ltd, 4.7550%, 11/11/24	700,000		747,103
Netflix Inc, 4.6250%, 5/15/29	480,000	EUR	710,653
Prosus NV, 4.0270%, 8/3/50	200,000		192,293
Prosus NV, 4.0270%, 8/3/50 (144A)	200,000		192,293
Prosus NV, 3.8320%, 2/8/51	207,000		192,630
SES SA, 2.0000%, 7/2/28	530,000	EUR	679,527
T-Mobile USA Inc, 2.5500%, 2/15/31	788,000		796,826
Verizon Communications Inc, 3.0000%, 3/22/27	289,000		311,002
Vmed O2 UK Financing I PLC, 4.7500%, 7/15/31 (144A)	1,200,000		1,218,000
VMED O2 UK Financing I PLC, 4.0000%, 1/31/29	510,000	GBP	696,981
VZ Vendor Financing II BV, 2.8750%, 1/15/29	610,000	EUR	708,278
			11,170,932
Consumer Cyclical – 3.1%
Amazon.com Inc, 2.7000%, 6/3/60	606,000		580,426
Country Garden Holdings Co Ltd, 4.8000%, 8/6/30	1,132,000		1,178,773
Dollar General Corp, 3.5000%, 4/3/30	211,000		231,799
Jaguar Land Rover Automotive PLC, 4.5000%, 1/15/26	600,000	EUR	753,895
JSM Global Sarl, 4.7500%, 10/20/30	700,000		725,998
Melco Resorts Finance Ltd, 5.7500%, 7/21/28	700,000		738,500
Pinnacle Bidco PLC, 6.3750%, 2/15/25	530,000	GBP	748,279
Studio City Finance Ltd, 5.0000%, 1/15/29	483,000		487,357
Tesco Corporate Treasury Services, 2.7500%, 4/27/30	978,000	GBP	1,443,519
Vivo Energy Investments BV, 5.1250%, 9/24/27 (144A)	725,000		773,938
			7,662,484
Consumer Non-Cyclical – 4.7%
Agilent Technologies Inc, 2.1000%, 6/4/30	1,100,000		1,088,309
Altria Group Inc, 3.4000%, 5/6/30	666,000		702,401
Archer-Daniels-Midland Co, 2.7500%, 3/27/25	518,000		552,050
Biogen Inc, 2.2500%, 5/1/30	1,113,000		1,116,033
Cheplapharm Arzneimittel GmbH, 3.5000%, 2/11/27	610,000	EUR	730,371
Dentsply Sirona Inc, 3.2500%, 6/1/30	794,000		849,222
Fomento Economico Mexicano SAB de CV, 3.5000%, 1/16/50	460,000		483,810
Grupo Bimbo SAB de CV, 4.0000%, 9/6/49	350,000		372,683
Hasbro Inc, 3.9000%, 11/19/29	753,000		837,246
IQVIA Inc, 1.7500%, 3/15/26	227,000	EUR	271,722
IQVIA Inc, 2.2500%, 3/15/29	268,000	EUR	316,853
Kellogg Co, 2.1000%, 6/1/30	1,238,000		1,244,091
Kimberly-Clark de Mexico SAB de CV, 2.4310%, 7/1/31 (144A)	200,000		198,018
Mars Inc, 4.1250%, 4/1/54 (144A)	553,000		688,723
McCormick & Co Inc/MD, 2.5000%, 4/15/30	194,000		199,788
Sysco Corp, 5.9500%, 4/1/30	136,000		174,428
Takeda Pharmaceutical Co Ltd, 3.0000%, 11/21/30	467,000	EUR	663,434
Takeda Pharmaceutical Co Ltd, 2.0000%, 7/9/40	390,000	EUR	497,070
Upjohn Inc, 2.7000%, 6/22/30 (144A)	430,000		434,808
			11,421,060
Electric – 1.0%
AEP Transmission Co LLC, 3.6500%, 4/1/50	192,000		217,151
Ameren Corp, 3.5000%, 1/15/31	195,000		213,511
Berkshire Hathaway Energy Co, 3.7000%, 7/15/30	171,000		193,830
Black Hills Corp, 2.5000%, 6/15/30	176,000		179,139
East Ohio Gas Co/The, 2.0000%, 6/15/30 (144A)	95,000		93,918
East Ohio Gas Co/The, 3.0000%, 6/15/50 (144A)	108,000		106,947
Elia Transmission Belgium SA, 0.8750%, 4/28/30	200,000	EUR	244,398

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2021

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2021

Principal Amounts			Value
Corporate Bonds– (continued)
Electric– (continued)
IE2 Holdco SAU, 2.8750%, 6/1/26	400,000	EUR	$528,066
National Grid Electrcity Transmission PLC, 0.8230%, 7/7/32	474,000	EUR	567,703
			2,344,663
Electrical Equipment – 0.3%
Signify NV, 2.3750%, 5/11/27	467,000	EUR	613,408
Energy – 1.4%
LUKOIL Securities BV, 3.8750%, 5/6/30 (144A)	$1,000,000		1,057,160
PTTEP Treasury Center Co Ltd, 2.5870%, 6/10/27 (144A)	275,000		284,793
Repsol International Finance BV, EUR SWAP ANNUAL 5 YR + 4.4090%, 4.2470%‡,µ	550,000	EUR	717,235
Tengizchevroil Finance Company International Ltd, 2.6250%, 8/15/25 (144A)	720,000		738,585
Total Capital International SA, 3.1270%, 5/29/50	700,000		709,574
			3,507,347
Finance Companies – 0.3%
Peach Property Finance GmbH, 4.3750%, 11/15/25 (144A)	540,000	EUR	671,024
Financial Institutions – 0.3%
CPI Property Group SA, 2.7500%, 5/12/26	585,000	EUR	754,637
Government Sponsored – 3.6%
Abu Dhabi National Energy Co, 2.0000%, 4/29/28 (144A)	517,000		519,895
China Development Bank, 3.3400%, 7/14/25	6,540,000	CNY	1,017,648
Emirates NDB Bank PJSC, USD SWAP SEMI 30/360 6YR + 3.6560%, 6.1250%‡,µ	700,000		754,250
Gazprom PJSC, 3.0000%, 6/29/27	1,195,000		1,212,528
Petrobras Global Finance BV, 5.6000%, 1/3/31	629,000		704,480
Petroleos Mexicanos, 6.5000%, 3/13/27	725,000		765,238
Qatar Petroleum, 1.3750%, 9/12/26 (144A)	789,250		789,250
Qatar Petroleum, 2.2500%, 7/12/31 (144A)	662,878		662,878
SA Global Sukuk Ltd, 2.6940%, 6/17/31 (144A)	310,000		313,844
Saudi Arabian Oil Co, 3.2500%, 11/24/50 (144A)	365,000		354,050
Saudi Electricity Global Sukuk Co 2, 5.0600%, 4/8/43	400,000		481,000
Saudi Electricity Global Sukuk Co 5, 1.7400%, 9/17/25	700,000		708,778
SingTel Group Treasury Pte Ltd, 1.8750%, 6/10/30	450,000		445,458
			8,729,297
Insurance – 1.8%
Aia Group Ltd, 3.3750%, 4/7/30 (144A)	450,000		495,733
Aviva PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 4.7000%, 4.0000%, 6/3/55‡	150,000	GBP	230,896
Credit Agricole Assurances SA, 2.0000%, 7/17/30	400,000	EUR	496,518
Direct Line Insurance Group PLC, 4.0000%, 6/5/32	200,000	GBP	310,835
Galaxy Bidco Ltd, 6.5000%, 7/31/26	490,000	GBP	714,150
Health Care Service Corp, 2.2000%, 6/1/30 (144A)	1,100,000		1,103,338
Massachusetts Mutual Life Insurance Co, 3.3750%, 4/15/50 (144A)	467,000		487,471
PacifiCorp, 3.3000%, 3/15/51	222,000		235,120
Willis North America Inc, 2.9500%, 9/15/29	371,000		389,556
			4,463,617
Metals & Mining – 0.1%
AngloGold Ashanti Holdings PLC, 3.7500%, 10/1/30	205,000		211,310
Real Estate Investment Trusts (REITs) – 0.1%
Agree LP, 2.9000%, 10/1/30	176,000		183,636
Real Estate Management & Development – 0.9%
Adler Group SA, 3.2500%, 8/5/25	600,000	EUR	733,870
Heimstaden Bostad AB, EUR SWAP ANNUAL 5 YR + 3.9140%, 3.3750%‡,µ	590,000	EUR	723,263
Samhallsbyggnadsbolaget i Norden AB,
EUR SWAP ANNUAL 5 YR + 3.2270%, 2.6250%‡,µ	620,000	EUR	735,076
			2,192,209
Technology – 4.7%
Apple Inc, 2.3750%, 2/8/41	2,500,000		2,424,729
Apple Inc, 2.6500%, 5/11/50	584,000		573,392
Applied Materials Inc, 1.7500%, 6/1/30	1,100,000		1,087,795
Broadcom Inc, 4.3000%, 11/15/32	583,000		663,877

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2021

Principal Amounts			Value
Corporate Bonds– (continued)
Technology– (continued)
Equinix Inc, 2.1500%, 7/15/30	$892,000		$886,306
Fiserv Inc, 1.6250%, 7/1/30	446,000	EUR	567,580
Global Payments Inc, 2.9000%, 5/15/30	1,088,000		1,133,549
Lenovo Group Ltd, 3.4210%, 11/2/30	1,027,000		1,073,266
Lenovo Group Ltd, 3.4210%, 11/2/30 (144A)	200,000		209,010
PayPal Holdings Inc, 2.3000%, 6/1/30	301,000		311,506
Tencent Music Entertainment Group, 1.3750%, 9/3/25	258,000		255,433
Tencent Music Entertainment Group, 2.0000%, 9/3/30	370,000		356,273
TSMC Global Ltd, 0.7500%, 9/28/25 (144A)	1,200,000		1,173,648
VMware Inc, 4.6500%, 5/15/27	696,000		798,783
			11,515,147
Tobacco – 0.1%
BAT Capital Corp, 4.7000%, 4/2/27	319,000		360,471
Transportation – 0.2%
Heathrow Funding Ltd, 2.7500%, 10/13/29	184,000	GBP	264,729
United Parcel Service Inc, 4.4500%, 4/1/30	282,000		341,307
			606,036
Water Utilities – 0.2%
Thames Water Utilities Finance PLC, 2.3750%, 4/22/40	434,000	GBP	603,114
Total Corporate Bonds (cost $82,712,504)			85,387,466
Foreign Government Bonds– 38.4%
Abu Dhabi Government International Bond, 2.7000%, 9/2/70 (144A)	460,000		416,576
Australia Government Bond, 1.7500%, 6/21/51	840,000	AUD	556,182
Canadian Government Bond, 2.2500%, 6/1/29	2,399,000	CAD	2,083,646
China Government Bond, 3.2900%, 5/23/29	29,850,000	CNY	4,677,357
China Government Bond, 2.6800%, 5/21/30	43,670,000	CNY	6,504,101
China Government Bond, 3.8600%, 7/22/49	29,560,000	CNY	4,710,220
European Union, 0%, 10/4/30	3,469,000	EUR	4,123,152
European Union, 0%, 7/4/31	1,655,500	EUR	1,958,368
European Union, 0.1000%, 10/4/40	979,000	EUR	1,073,475
French Republic Government Bond OAT, 0%, 11/25/30	2,517,083	EUR	2,975,336
French Republic Government Bond OAT, 4.0000%, 4/25/60	182,001	EUR	426,594
Indonesia Treasury Bond, 8.3750%, 3/15/34	75,301,000,000	IDR	5,744,175
Italy Buoni Poliennali Del Tesoro, 0.9500%, 3/15/23	545,000	EUR	660,767
Italy Buoni Poliennali Del Tesoro, 1.8500%, 7/1/25 (144A)	2,888,000	EUR	3,680,492
Italy Buoni Poliennali Del Tesoro, 3.4500%, 3/1/48 (144A)	734,000	EUR	1,183,725
Japan Government Forty Year Bond, 0.8000%, 3/20/58	41,950,000	JPY	384,117
Japan Government Ten Year Bond, 0.4000%, 6/20/25	491,850,000	JPY	4,520,566
Japan Government Ten Year Bond, 0.1000%, 12/20/29	1,186,350,000	JPY	10,774,767
Japan Government Thirty Year Bond, 0.5000%, 9/20/46	84,850,000	JPY	749,312
Japan Government Thirty Year Bond, 0.7000%, 6/20/48	260,800,000	JPY	2,390,870
Kingdom of Belgium Government Bond, 1.0000%, 6/22/26 (144A)	3,525,926	EUR	4,486,755
Kingdom of Belgium Government Bond, 2.1500%, 6/22/66 (144A)	899,504	EUR	1,488,837
Kingdom of Saudi Arabia International Bond, 2.2500%, 2/2/33 (144A)	530,000		514,869
Mexican Bonos, 8.0000%, 11/7/47	11,750,000	MXN	621,044
Province of British Columbia Canada, 2.8500%, 6/18/25	5,500,000	CAD	4,747,737
Province of Quebec Canada, 3.0000%, 9/1/23	5,500,000	CAD	4,667,287
Spain Government Bond, 0.6000%, 10/31/29 (144A)	2,485,000	EUR	3,037,203
Spain Government Bond, 1.2500%, 10/31/30 (144A)	4,424,000	EUR	5,678,424
United Kingdom Gilt, 1.6250%, 10/22/28	4,112,518	GBP	6,127,210
United Kingdom Gilt, 1.5000%, 7/22/47	1,776,769	GBP	2,599,442
Total Foreign Government Bonds (cost $89,467,236)			93,562,606
Inflation-Indexed Bonds– 4.5%
Japanese Government CPI Linked Bond, 0.1000%, 3/10/29((cost $11,336,086)	1,189,273,800	JPY	11,000,890
Mortgage-Backed Securities– 5.7%
Fannie Mae:
2.0000%, TBA, 15 Year Maturity	495,954		511,487

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2021

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2021

Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Fannie Mae Pool:
2.5000%, 11/1/34	$315,119	$331,656
4.5000%, 11/1/42	21,640	23,983
3.0000%, 1/1/43	9,137	9,689
4.5000%, 10/1/44	51,745	58,037
4.5000%, 3/1/45	75,602	84,795
4.5000%, 6/1/45	43,061	47,839
4.5000%, 2/1/46	77,098	85,444
3.0000%, 3/1/46	1,755,718	1,846,625
3.0000%, 2/1/47	2,434,098	2,584,074
3.0000%, 9/1/49	2,897	3,053
2.5000%, 1/1/50	8,443	8,767
2.5000%, 10/1/50	11,931	12,363
2.5000%, 1/1/51	45,706	47,280
3.0000%, 2/1/57	33,250	35,327
		5,178,932
Freddie Mac Pool:
3.0000%, 5/1/31	291,097	307,811
3.0000%, 9/1/32	1,473	1,560
3.0000%, 10/1/32	2,182	2,301
3.0000%, 12/1/32	386,136	408,522
2.5000%, 4/1/33	349,124	364,730
2.5000%, 11/1/34	275,526	290,016
3.0000%, 6/1/43	635	663
4.5000%, 5/1/44	38,429	42,693
4.5000%, 7/1/48	30,462	32,797
3.0000%, 10/1/49	592	617
3.0000%, 11/1/49	4,378,706	4,638,723
3.0000%, 11/1/49	127,341	132,737
3.0000%, 11/1/49	42,728	44,538
3.0000%, 12/1/49	66,685	69,511
3.0000%, 12/1/49	14,892	15,523
3.0000%, 12/1/49	7,456	7,772
2.5000%, 1/1/50	3,463	3,596
3.0000%, 3/1/50	3,233	3,376
		6,367,486
Ginnie Mae II Pool:
4.0000%, 5/20/48	540,074	574,127
4.0000%, 6/20/48	1,257,198	1,335,289
		1,909,416
Total Mortgage-Backed Securities (cost $13,705,174)		13,967,321
United States Treasury Notes/Bonds– 12.2%
0.3750%, 3/31/22	3,290,100	3,297,297
0.1250%, 3/31/23	7,354,200	7,342,996
2.8750%, 10/31/23	6,442,600	6,825,129
2.5000%, 1/31/24	741,000	781,784
2.6250%, 12/31/25	7,434,800	8,037,135
1.1250%, 2/15/31	3,674,300	3,566,942
Total United States Treasury Notes/Bonds (cost $29,824,749)		29,851,283
Total Investments (total cost $230,863,303) – 97.4%		237,676,517
Cash, Receivables and Other Assets, net of Liabilities – 2.6%		6,227,515
Net Assets – 100%		$243,904,032

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2021

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$77,005,537	32.4%
Japan	30,981,026	13.0
United Kingdom	21,709,955	9.1
China	20,559,297	8.7
Canada	11,498,670	4.9
Spain	9,960,928	4.2
Supranational	7,154,995	3.0
Belgium	6,219,990	2.6
Indonesia	5,744,175	2.4
Italy	5,524,984	2.3
France	4,987,291	2.1
Mexico	4,763,219	2.0
Germany	3,274,890	1.4
Netherlands	2,893,300	1.2
Russia	2,879,587	1.2
United Arab Emirates	2,481,974	1.1
Saudi Arabia	2,372,541	1.0
Brazil	2,359,921	1.0
Taiwan	2,077,761	0.9
Sweden	1,458,339	0.6
Qatar	1,452,128	0.6
Switzerland	1,400,013	0.6
Hong Kong	1,234,233	0.5
Australia	860,863	0.4
Czech Republic	754,637	0.3
South Africa	747,103	0.3
Democratic Republic of the Congo	744,646	0.3
Kazakhstan	738,585	0.3
Turkey	724,500	0.3
Colombia	724,500	0.3
Luxembourg	679,527	0.3
Macao	487,357	0.2
Singapore	445,458	0.2
Thailand	284,793	0.1
Poland	278,484	0.1
Tanzania	211,310	0.1

Total	$237,676,517	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2021

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2021

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/21
Investment Companies - N/A
Money Markets - N/A
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº	$9,178	$(61)	$(176)	$-
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	418∆	-	-	-
Total Affiliated Investments – N/A	$9,596	$(61)	$(176)	$-

	Value at 6/30/20	Purchases	Sales Proceeds	Value at 6/30/21
Investment Companies - N/A
Money Markets - N/A
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº	11,801,751	105,735,977	(117,537,491)	-
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	-	5,120,402	(5,120,402)	-

Schedule of Forward Foreign Currency Exchange Contracts

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Bank of America, National Association:
Australian Dollar	9/2/21	1,377,000	$(1,054,293)	$(21,558)
British Pound	9/2/21	(8,070,223)	11,381,314	218,038
Canadian Dollar	9/2/21	2,770,174	(2,286,794)	(51,720)
Danish Krone	9/2/21	(206,000)	33,626	729
Euro	9/2/21	7,417,200	(9,005,371)	(200,066)
Japanese Yen	9/2/21	(348,295,000)	3,159,654	22,395
Mexican Peso	9/2/21	(4,633,400)	228,608	(2,051)
New Zealand Dollar	9/2/21	7,806,000	(5,572,079)	(118,480)

				(152,713)
Barclays Capital, Inc.:

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2021

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Australian Dollar	9/2/21	(601,000)	$459,989	9,245
British Pound	9/2/21	(179,400)	252,994	4,836
Canadian Dollar	9/2/21	(10,711,000)	8,841,347	199,332
Euro	9/2/21	(4,886,961)	5,932,927	131,386
Japanese Yen	9/2/21	447,287,000	(4,058,280)	(29,353)
Norwegian Krone	9/2/21	(18,589,000)	2,216,943	56,147
Swedish Krona	9/2/21	11,752,000	(1,410,067)	(35,532)

				336,061
BNP Paribas:
British Pound	9/2/21	1,606,000	(2,264,733)	(43,205)
Canadian Dollar	9/2/21	(7,205,000)	5,948,415	135,165
Euro	9/2/21	(8,865,184)	10,764,993	240,718
Japanese Yen	9/2/21	395,979,000	(3,592,598)	(25,826)
Mexican Peso	9/2/21	(19,735,777)	973,682	(8,800)
New Zealand Dollar	9/2/21	(379,000)	270,545	5,760
Norwegian Krone	9/2/21	23,970,000	(2,858,516)	(72,230)
Singapore Dollar	9/2/21	2,643,000	(1,989,378)	(23,447)
Swedish Krona	9/2/21	(5,258,000)	631,074	16,089

				224,224
Citibank, National Association:
Australian Dollar	9/2/21	770,152	(589,703)	(12,097)
British Pound	9/2/21	(7,417,420)	10,461,388	201,113
British Pound	9/17/21	1,344,213	(1,870,000)	(10,517)
Canadian Dollar	9/2/21	8,823,575	(7,283,699)	(164,525)
Euro	9/2/21	(7,179,680)	8,716,359	193,026
Japanese Yen	9/2/21	22,188,315	(201,280)	(1,420)
Mexican Peso	9/2/21	(58,968,200)	2,909,079	(26,463)
New Zealand Dollar	9/2/21	(5,441,000)	3,883,579	82,268
Norwegian Krone	9/2/21	(26,240,000)	3,127,664	77,513
Swedish Krona	9/2/21	2,260,000	(271,209)	(6,876)

				332,022
Credit Suisse International:
Australian Dollar	9/2/21	5,032,504	(3,852,946)	(78,622)
Euro	9/2/21	309,744	(376,093)	(8,382)
Norwegian Krone	9/2/21	(74,392,407)	8,790,000	142,586
Swiss Franc	9/2/21	1,067,000	(1,181,648)	(26,125)

				29,457
Goldman Sachs & Co:

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2021

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2021

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Mexican Peso	9/2/21	259,261,290	$(12,976,170)	(69,682)
HSBC Securities (USA), Inc.:
British Pound	9/2/21	4,167,251	(5,875,999)	(111,576)
Canadian Dollar	9/2/21	230,000	(189,877)	(4,305)
Euro	9/2/21	11,810,378	(14,315,387)	(294,734)
Euro	9/2/21	(674,590)	806,088	5,251
Japanese Yen	9/2/21	251,202,000	(2,278,933)	(16,237)
Mexican Peso	9/2/21	(15,174,000)	748,152	(7,236)
New Zealand Dollar	9/2/21	(1,984,000)	1,415,981	29,875
Norwegian Krone	9/2/21	21,257,055	(2,534,913)	(63,982)

				(462,944)
JPMorgan Chase Bank, National Association:
Australian Dollar	9/2/21	353,000	(270,250)	(5,504)
British Pound	9/2/21	8,394,097	(11,838,447)	(227,166)
Canadian Dollar	9/2/21	1,232,000	(1,016,981)	(22,959)
Euro	9/2/21	12,916,348	(15,570,661)	(237,059)
Euro	9/2/21	(7,662,086)	9,174,160	78,138
Japanese Yen	9/2/21	(382,549,380)	3,470,308	24,503
Korean Won	9/2/21	3,232,375,000	(2,894,967)	(19,844)
Mexican Peso	9/2/21	(170,260,767)	8,396,777	(79,107)
Norwegian Krone	9/2/21	50,803,173	(6,056,423)	(151,035)

				(640,033)
Morgan Stanley & Co:
Australian Dollar	9/2/21	(955,606)	731,834	15,140
British Pound	9/2/21	(692,672)	976,788	18,638
Euro	9/2/21	1,770,274	(2,149,593)	(48,018)
Euro	9/2/21	(376,000)	456,657	10,289
Israeli Shekel	9/2/21	1,180,000	(362,975)	(330)
Japanese Yen	9/2/21	(93,000,000)	839,518	1,822
Norwegian Krone	9/2/21	24,382,754	(2,908,285)	(74,020)
Polish Zloty	9/2/21	3,745,000	(1,018,304)	(35,207)
Swiss Franc	9/2/21	161,000	(178,342)	(3,985)

				(115,671)
Total				$(519,279)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2021

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
Euro-BTP	10	9/10/21	$1,795,127	$12,604	$7,706
Ultra Long Term US Treasury Bond	12	9/30/21	2,312,250	82,500	13,500
Total - Futures Purchased				95,104	21,206
Futures Sold:
Long Gilt	131	9/30/21	(23,210,052)	(54,424)	(25,366)
Total				$40,680	$(4,160)

Schedule of Centrally Cleared Interest Rate Swaps
Payments made by Fund	Payments received by Fund	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
EURIBOR 6M	(0.2451)% Fixed Rate	Annual	1/8/31	29,200,000	EUR	$750	$(1,012,557)	$99,824
0.0050% Fixed Rate	EURIBOR 6M	Annual	1/9/51	4,900,000	EUR	750	770,213	(44,340)
(0.4610)% Fixed Rate	EURIBOR 6M	Annual	1/8/26	29,600,000	EUR	750	262,252	(29,532)
CDOR 3M	0.9023% Fixed Rate	Semiannual	2/8/24	136,530,000	CAD	-	(648,847)	(11,823)
ICE LIBOR CHF 6M	(0.4652)% Fixed Rate	Annual	2/10/25	83,500,000	CHF	-	(154,369)	30,606
Total						$2,250	$(783,308)	$44,735

Schedule of Centrally Cleared Inflation Swaps
Payments made by Fund	Payments received by Fund	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
UK RPI 10Y	3.7340% Fixed Rate	At Maturity	5/15/31	10,300,000	GBP	358	(6,885)	80,126

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2021

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2021

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2021.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2021

	Currency Contracts	Inflation Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$1,920,002	$ -	$ -	$1,920,002
Variation margin receivable on futures contracts	-	-	21,206	21,206
Variation margin receivable on swaps	-	80,126	130,430	210,556

Total Asset Derivatives	$1,920,002	$ 80,126	$ 151,636	$2,151,764
Liability Derivatives:
Forward foreign currency exchange contracts	$2,439,281	$ -	$ -	$2,439,281
Variation margin payable on futures contracts	-	-	25,366	25,366
Variation margin payable on swaps	-	-	85,695	85,695

Total Liability Derivatives	$2,439,281	$ -	$ 111,061	$2,550,342

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2021.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2021

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Inflation Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$ -	$ 1,437,969	$ 1,437,969
Forward foreign currency exchange contracts	-	(1,978,686)	-	-	(1,978,686)
Purchased options contracts	-	(203,174)	-	-	(203,174)
Swap contracts	(19,773)	-	-	(959,084)	(978,857)

Total	$(19,773)	$(2,181,860)	$ -	$ 478,885	$(1,722,748)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Inflation Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$ -	$ 40,680	$ 40,680
Forward foreign currency exchange contracts	-	(285,902)	-	-	(285,902)
Purchased options contracts	-	203,166	-	-	203,166
Swap contracts	-	-	(6,885)	(877,289)	(884,174)

Total	$ -	$ (82,736)	$ (6,885)	$ (836,609)	$ (926,230)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2021

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended June 30, 2021

Market Value(a)
Credit default swaps, buy protection	$ (73,396)
Forward foreign currency exchange contracts, purchased	103,731,246
Forward foreign currency exchange contracts, sold	93,964,479
Futures contracts, purchased	3,714,656
Futures contracts, sold	13,073,381
Interest rate swaps, pay fixed rate/receive floating rate	426,803
Interest rate swaps, receive fixed rate/pay floating rate	(1,078,673)
Inflation swaps, receive fixed rate/pay floating rate	(9,863)
Purchased options contracts, put	1

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	JUNE 30, 2021

Janus Henderson Global Bond Fund

Notes to Schedule of Investments and Other Information

Bloomberg Barclays Global Aggregate Bond Index	Bloomberg Barclays Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.

CDOR	Canadian Dollar Offered Rate
EURIBOR	Euro Interbank Offered Rate
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PJSC	Private Joint Stock Company
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate
TBA

(To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when specific mortgage pools are assigned.

UK RPI	United Kingdom Retail Price Index

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2021 is $37,256,442, which represents 15.2% of net assets.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2021. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of June 30, 2021.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Investment Fund	19

Janus Henderson Global Bond Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$3,906,951	$-
Corporate Bonds	-	85,387,466	-
Foreign Government Bonds	-	93,562,606	-
Inflation-Indexed Bonds	-	11,000,890	-
Mortgage-Backed Securities	-	13,967,321	-
United States Treasury Notes/Bonds	-	29,851,283	-
Total Investments in Securities	$-	$237,676,517	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	1,920,002	-
Variation Margin Receivable on Futures Contracts	21,206	-	-
Variation Margin Receivable on Swaps	-	210,556	-
Total Assets	$21,206	$239,807,075	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$2,439,281	$-
Variation Margin Payable on Futures Contracts	25,366	-	-
Variation Margin Payable on Swaps	-	85,695	-
Total Liabilities	$25,366	$2,524,976	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

20	JUNE 30, 2021

Janus Henderson Global Bond Fund

Statement of Assets and Liabilities

June 30, 2021

See footnotes at the end of the Statement.

Assets:
Investments, at value (cost $230,863,303)	$237,676,517
Cash	5,256,717
Deposits with brokers for centrally cleared derivatives	1,800,451
Deposits with brokers for futures	1,170,000
Forward foreign currency exchange contracts	1,920,002
Cash denominated in foreign currency (cost $2,276)	2,276
Receivable for variation margin on swaps	210,556
Receivable for variation margin on futures contracts	21,206
Non-interested Trustees' deferred compensation	5,967
Receivables:
Interest	1,291,007
Investments sold	662,806
Fund shares sold	39,615
Dividends from affiliates	144
Other assets	2,958
Total Assets	250,060,222
Liabilities:
Forward foreign currency exchange contracts	2,439,281
Payable for variation margin for swaps	85,695
Payable for variation margin for futures contracts	25,366
Payables:	—
Investments purchased	2,652,599
TBA investments purchased	512,712
Fund shares repurchased	184,267
Advisory fees	86,076
Professional fees	60,316
Foreign tax liability	28,110
Transfer agent fees and expenses	11,527
Custodian fees	7,850
Non-interested Trustees' deferred compensation fees	5,967
Dividends	2,344
12b-1 Distribution and shareholder servicing fees	1,466
Non-interested Trustees' fees and expenses	979
Affiliated fund administration fees payable	512
Accrued expenses and other payables	51,123
Total Liabilities	6,156,190
Net Assets	$243,904,032

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Bond Fund

Statement of Assets and Liabilities

June 30, 2021

Net Assets Consist of:
Capital (par value and paid-in surplus)	$237,552,580
Total distributable earnings (loss) (includes $28,110 of foreign capital gains tax)	6,351,452
Total Net Assets	$243,904,032
Net Assets - Class A Shares	$1,692,689
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	168,137
Net Asset Value Per Share(1)	$10.07
Maximum Offering Price Per Share(2)	$10.57
Net Assets - Class C Shares	$1,243,182
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	123,522
Net Asset Value Per Share(1)	$10.06
Net Assets - Class D Shares	$19,754,409
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,964,539
Net Asset Value Per Share	$10.06
Net Assets - Class I Shares	$66,581,032
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,604,167
Net Asset Value Per Share	$10.08
Net Assets - Class N Shares	$145,332,654
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,458,186
Net Asset Value Per Share	$10.05
Net Assets - Class S Shares	$20,022
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,003
Net Asset Value Per Share	$10.00
Net Assets - Class T Shares	$9,280,044
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	935,992
Net Asset Value Per Share	$9.91

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

22	JUNE 30, 2021

Janus Henderson Global Bond Fund

Statement of Operations

For the year ended June 30, 2021

Investment Income:
Interest	$4,970,971
Dividends from affiliates	9,178
Affiliated securities lending income, net	418
Unaffiliated securities lending income, net	30
Other income	9,081
Foreign tax withheld	(89,022)
Total Investment Income	4,900,656
Expenses:
Advisory fees	1,487,405
12b-1 Distribution and shareholder servicing fees:
Class A Shares	4,617
Class C Shares	14,666
Class S Shares	100
Transfer agent administrative fees and expenses:
Class D Shares	25,217
Class S Shares	101
Class T Shares	84,696
Transfer agent networking and omnibus fees:
Class A Shares	1,680
Class C Shares	1,238
Class I Shares	40,155
Other transfer agent fees and expenses:
Class A Shares	151
Class C Shares	93
Class D Shares	4,905
Class I Shares	1,698
Class N Shares	4,098
Class S Shares	10
Class T Shares	448
Registration fees	121,220
Non-affiliated fund administration fees	83,774
Professional fees	67,305
Custodian fees	44,883
Shareholder reports expense	22,683
Affiliated fund administration fees	6,934
Non-interested Trustees’ fees and expenses	4,352
Other expenses	18,008
Total Expenses	2,040,437
Less: Excess Expense Reimbursement and Waivers	(385,961)
Net Expenses	1,654,476
Net Investment Income/(Loss)	3,246,180

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Global Bond Fund

Statement of Operations

For the year ended June 30, 2021

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$5,222,718
Investments in affiliates	(61)
Purchased options contracts	(203,174)
Forward foreign currency exchange contracts	(1,978,686)
Futures contracts	1,437,969
Swap contracts	(978,857)
Total Net Realized Gain/(Loss) on Investments	3,499,909
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation (includes $(28,110) of foreign capital gains tax)	2,019,009
Investments in affiliates	(176)
Purchased options contracts	203,166
Forward foreign currency exchange contracts	(285,902)
Futures contracts	40,680
Swap contracts	(884,174)
Total Change in Unrealized Net Appreciation/Depreciation	1,092,603
Net Increase/(Decrease) in Net Assets Resulting from Operations	$7,838,692

See Notes to Financial Statements.

24	JUNE 30, 2021

Janus Henderson Global Bond Fund

Statements of Changes in Net Assets

	Year ended June 30, 2021	Year ended June 30, 2020

Operations:
Net investment income/(loss)	$3,246,180	$3,121,280
Net realized gain/(loss) on investments	3,499,909	12,545,763
Change in unrealized net appreciation/depreciation	1,092,603	(2,448,429)
Net Increase/(Decrease) in Net Assets Resulting from Operations	7,838,692	13,218,614
Dividends and Distributions to Shareholders:
Class A Shares	(62,977)	(19,355)
Class C Shares	(43,586)	(7,878)
Class D Shares	(805,690)	(189,598)
Class I Shares	(1,366,264)	(332,527)
Class N Shares	(5,348,392)	(2,602,072)
Class S Shares	(823)	(1,004)
Class T Shares	(1,273,062)	(91,941)
Net Decrease from Dividends and Distributions to Shareholders	(8,900,794)	(3,244,375)
Capital Share Transactions:
Class A Shares	184,865	102,094
Class C Shares	(238,014)	(232,787)
Class D Shares	974,977	7,949,586
Class I Shares	37,039,550	5,896,218
Class N Shares	(12,830,880)	(15,429,612)
Class S Shares	(116,309)	(195,668)
Class T Shares	(19,585,366)	23,452,919
Net Increase/(Decrease) from Capital Share Transactions	5,428,823	21,542,750
Net Increase/(Decrease) in Net Assets	4,366,721	31,516,989
Net Assets:
Beginning of period	239,537,311	208,020,322
End of period	$243,904,032	$239,537,311

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Global Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.10	$9.63	$9.40	$9.54	$9.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.12	0.14	0.23	0.15
Net realized and unrealized gain/(loss)	0.22	0.47	0.23	(0.14)	(0.28)
Total from Investment Operations	0.33	0.59	0.37	0.09	(0.13)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.12)	(0.09)	—	—
Distributions (from capital gains)	(0.23)	—	—	—	—
Return of capital	—	—	(0.05)	(0.23)	(0.17)
Total Dividends and Distributions	(0.36)	(0.12)	(0.14)	(0.23)	(0.17)
Net Asset Value, End of Period	$10.07	$10.10	$9.63	$9.40	$9.54
Total Return*	3.10%	6.20%	3.96%	0.92%	(1.32)%
Net Assets, End of Period (in thousands)	$1,693	$1,530	$1,364	$2,230	$3,124
Average Net Assets for the Period (in thousands)	$1,848	$1,532	$1,522	$2,633	$9,227
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.25%	1.29%	1.33%	1.10%	1.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.94%	0.95%	0.97%	0.94%	0.98%
Ratio of Net Investment Income/(Loss)	1.04%	1.21%	1.49%	2.39%	1.58%
Portfolio Turnover Rate	63%(2)	164%(2)	248%	249%	210%

Class C Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.11	$9.64	$9.41	$9.54	$9.85
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03	0.04	0.07	0.16	0.09
Net realized and unrealized gain/(loss)	0.20	0.48	0.23	(0.13)	(0.30)
Total from Investment Operations	0.23	0.52	0.30	0.03	(0.21)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.05)	(0.05)	—	—
Distributions (from capital gains)	(0.23)	—	—	—	—
Return of capital	—	—	(0.02)	(0.16)	(0.10)
Total Dividends and Distributions	(0.28)	(0.05)	(0.07)	(0.16)	(0.10)
Net Asset Value, End of Period	$10.06	$10.11	$9.64	$9.41	$9.54
Total Return*	2.15%	5.41%	3.19%	0.33%	(2.16)%
Net Assets, End of Period (in thousands)	$1,243	$1,491	$1,646	$2,422	$3,334
Average Net Assets for the Period (in thousands)	$1,489	$1,525	$1,849	$2,908	$4,557
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.01%	2.03%	2.04%	1.80%	1.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.67%	1.69%	1.71%	1.65%	1.72%
Ratio of Net Investment Income/(Loss)	0.30%	0.46%	0.74%	1.68%	0.93%
Portfolio Turnover Rate	63%(2)	164%(2)	248%	249%	210%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

26	JUNE 30, 2021

Janus Henderson Global Bond Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.09	$9.62	$9.39	$9.53	$9.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.13	0.16	0.25	0.18
Net realized and unrealized gain/(loss)	0.22	0.48	0.23	(0.14)	(0.30)
Total from Investment Operations	0.35	0.61	0.39	0.11	(0.12)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.14)	(0.11)	—	—
Distributions (from capital gains)	(0.23)	—	—	—	—
Return of capital	—	—	(0.05)	(0.25)	(0.19)
Total Dividends and Distributions	(0.38)	(0.14)	(0.16)	(0.25)	(0.19)
Net Asset Value, End of Period	$10.06	$10.09	$9.62	$9.39	$9.53
Total Return*	3.32%	6.43%	4.18%	1.12%	(1.24)%
Net Assets, End of Period (in thousands)	$19,754	$18,928	$10,293	$12,026	$10,045
Average Net Assets for the Period (in thousands)	$21,961	$13,105	$10,705	$11,262	$10,889
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.92%	0.93%	1.00%	0.92%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%	0.74%	0.76%	0.75%	0.78%
Ratio of Net Investment Income/(Loss)	1.24%	1.37%	1.68%	2.55%	1.90%
Portfolio Turnover Rate	63%(2)	164%(2)	248%	249%	210%

Class I Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.09	$9.62	$9.39	$9.53	$9.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.14	0.14	0.16	0.25	0.19
Net realized and unrealized gain/(loss)	0.23	0.48	0.23	(0.13)	(0.31)
Total from Investment Operations	0.37	0.62	0.39	0.12	(0.12)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.15)	(0.11)	—	—
Distributions (from capital gains)	(0.23)	—	—	—	—
Return of capital	—	—	(0.05)	(0.26)	(0.19)
Total Dividends and Distributions	(0.38)	(0.15)	(0.16)	(0.26)	(0.19)
Net Asset Value, End of Period	$10.08	$10.09	$9.62	$9.39	$9.53
Total Return*	3.55%	6.47%	4.24%	1.17%	(1.19)%
Net Assets, End of Period (in thousands)	$66,581	$29,927	$22,953	$25,421	$31,136
Average Net Assets for the Period (in thousands)	$40,487	$21,968	$22,886	$31,326	$33,938
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.85%	0.85%	0.88%	0.82%	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.70%	0.70%	0.71%	0.69%	0.73%
Ratio of Net Investment Income/(Loss)	1.32%	1.45%	1.74%	2.62%	1.94%
Portfolio Turnover Rate	63%(2)	164%(2)	248%	249%	210%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Global Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.09	$9.61	$9.39	$9.52	$9.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.14	0.15	0.17	0.26	0.20
Net realized and unrealized gain/(loss)	0.21	0.49	0.22	(0.13)	(0.31)
Total from Investment Operations	0.35	0.64	0.39	0.13	(0.11)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.16)	(0.11)	—	—
Distributions (from capital gains)	(0.23)	—	—	—	—
Return of capital	—	—	(0.06)	(0.26)	(0.20)
Total Dividends and Distributions	(0.39)	(0.16)	(0.17)	(0.26)	(0.20)
Net Asset Value, End of Period	$10.05	$10.09	$9.61	$9.39	$9.52
Total Return*	3.36%	6.69%	4.23%	1.38%	(1.09)%
Net Assets, End of Period (in thousands)	$145,333	$158,474	$166,397	$183,605	$178,045
Average Net Assets for the Period (in thousands)	$148,263	$161,595	$170,128	$186,758	$188,871
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.74%	0.74%	0.77%	0.72%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.60%	0.60%	0.61%	0.60%	0.62%
Ratio of Net Investment Income/(Loss)	1.38%	1.55%	1.83%	2.72%	2.07%
Portfolio Turnover Rate	63%(2)	164%(2)	248%	249%	210%

Class S Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.10	$9.64	$9.41	$9.54	$9.85
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.11	0.13	0.22	0.17
Net realized and unrealized gain/(loss)	0.16	0.46	0.23	(0.13)	(0.32)
Total from Investment Operations	0.24	0.57	0.36	0.09	(0.15)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.11)	(0.09)	—	—
Distributions (from capital gains)	(0.23)	—	—	—	—
Return of capital	—	—	(0.04)	(0.22)	(0.16)
Total Dividends and Distributions	(0.34)	(0.11)	(0.13)	(0.22)	(0.16)
Net Asset Value, End of Period	$10.00	$10.10	$9.64	$9.41	$9.54
Total Return*	2.19%	5.92%	3.93%	0.92%	(1.52)%
Net Assets, End of Period (in thousands)	$20	$133	$319	$448	$448
Average Net Assets for the Period (in thousands)	$41	$89	$375	$435	$369
Ratios to Average Net Assets**:
Ratio of Gross Expenses	8.61%	4.64%	2.01%	1.40%	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.11%	1.10%	1.01%	1.05%	1.07%
Ratio of Net Investment Income/(Loss)	0.77%	1.09%	1.43%	2.25%	1.76%
Portfolio Turnover Rate	63%(2)	164%(2)	248%	249%	210%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

28	JUNE 30, 2021

Janus Henderson Global Bond Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.10	$9.63	$9.40	$9.53	$9.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.13	0.15	0.24	0.17
Net realized and unrealized gain/(loss)	0.07	0.47	0.23	(0.13)	(0.30)
Total from Investment Operations	0.18	0.60	0.38	0.11	(0.13)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.13)	(0.10)	—	—
Distributions (from capital gains)	(0.23)	—	—	—	—
Return of capital	—	—	(0.05)	(0.24)	(0.18)
Total Dividends and Distributions	(0.37)	(0.13)	(0.15)	(0.24)	(0.18)
Net Asset Value, End of Period	$9.91	$10.10	$9.63	$9.40	$9.53
Total Return*	1.56%	6.32%	4.09%	1.14%	(1.32)%
Net Assets, End of Period (in thousands)	$9,280	$29,055	$5,048	$6,600	$5,804
Average Net Assets for the Period (in thousands)	$33,807	$6,485	$5,509	$6,097	$7,240
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.00%	1.03%	1.07%	0.99%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.84%	0.85%	0.85%	0.83%	0.86%
Ratio of Net Investment Income/(Loss)	1.10%	1.32%	1.60%	2.46%	1.80%
Portfolio Turnover Rate	63%(2)	164%(2)	248%	249%	210%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Global Bond Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Bond Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory

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Janus Henderson Global Bond Fund

Notes to Financial Statements

programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

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Janus Henderson Global Bond Fund

Notes to Financial Statements

approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

32	JUNE 30, 2021

Janus Henderson Global Bond Fund

Notes to Financial Statements

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2021 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or

Janus Investment Fund	33

Janus Henderson Global Bond Fund

Notes to Financial Statements

other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE

34	JUNE 30, 2021

Janus Henderson Global Bond Fund

Notes to Financial Statements

shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation

Janus Investment Fund	35

Janus Henderson Global Bond Fund

Notes to Financial Statements

is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the year, the Fund purchased put options on foreign exchange rates vs. the U.S. dollar in order to decrease foreign currency exposure and increase U.S. dollar exposure where decreasing this exposure via the options market was most attractive.

There were no purchased options held at June 30, 2021.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the

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Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, inflation swaps and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements, for investment purposes, to add leverage to its Fund, or to hedge against widening credit spreads on high-yield/high-risk bonds. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of

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the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the year, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

There were no credit default swaps held at June 30, 2021.

The Fund’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations. Interest rate swaps are generally entered into on a net basis. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

During the year, the Fund entered into interest rate swaps paying a floating interest rate and receiving a fixed interest rate in order to increase interest rate risk (duration) exposure. As interest rates fall, the Fund benefits by paying a lower future floating rate, while receiving a fixed rate that has not decreased.

The Fund may enter into inflation swaps to add protection from adverse movements in the rate of inflation. Inflation-linked swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices). By design, one of the reference indices is an inflation index. An inflation swap may result in potential losses if inflation does not move as expected or if the counterparties are unable to satisfy their obligations. An inflation swap held long by a Fund can potentially lose value if the rate of inflation over the life of the swap is less than the fixed rate that the Fund agrees to pay at the initiation of the swap.

During the year, the Fund entered into inflation swaps paying a floating interest rate linked to an inflation index; i.e. actual realized inflation and receiving a fixed interest rate in order to decrease the Fund’s exposure to inflation. With lower inflation, the Fund benefits by paying a lower floating rate, while receiving a higher fixed rate that has not decreased.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-

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related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a

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large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This can be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Inflation-Linked Securities

The Fund may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities.

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The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2021” table located in the Fund’s Schedule of Investments.

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Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Bank of America, National Association	$241,162	$(241,162)	$—	$—
Barclays Capital, Inc.	400,946	(64,885)	—	336,061
BNP Paribas	397,732	(173,508)	—	224,224
Citibank, National Association	553,920	(221,898)	—	332,022
Credit Suisse International	142,586	(113,129)	—	29,457
HSBC Securities (USA), Inc.	35,126	(35,126)	—	—
JPMorgan Chase Bank, National Association	102,641	(102,641)	—	—
Morgan Stanley & Co	45,889	(45,889)	—	—

Total	$1,920,002	$(998,238)	$—	$921,764
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Bank of America, National Association	$393,875	$(241,162)	$—	$152,713
Barclays Capital, Inc.	64,885	(64,885)	—	—
BNP Paribas	173,508	(173,508)	—	—
Citibank, National Association	221,898	(221,898)	—	—
Credit Suisse International	113,129	(113,129)	—	—
HSBC Securities (USA), Inc.	498,070	(35,126)	—	462,944
JPMorgan Chase Bank, National Association	742,674	(102,641)	—	640,033
Morgan Stanley & Co	161,560	(45,889)	—	115,671
Goldman Sachs & Co	69,682	—	—	69,682

Total	$2,439,281	$(998,238)	$—	$1,441,043
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s

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custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of June 30, 2021.

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Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss.
To facilitate TBA commitments, the Fund is required to segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments. Rules of the Financial Industry Regulatory Authority (“FINRA”) which are expected to be effective in October 2021, include mandatory margin requirements for TBA commitments which, in some circumstances, will require the Fund to also post collateral. These collateral requirements may increase costs associated with the Fund’s participation in the TBA market.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases (including TBA commitments) are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or

44	JUNE 30, 2021

Janus Henderson Global Bond Fund

Notes to Financial Statements

renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.60
Next $1 Billion	0.55
Over $2 Billion	0.50

The Fund’s actual investment advisory fee rate for the reporting period was 0.60% of average annual net assets before any applicable waivers.

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliate, Janus Capital International Limited (UK) (“JCIL”), pursuant to which one or more employees of JCIL may also serve as “associated persons” of Janus Capital. In this capacity, such employees of JCIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital. The responsibilities of both Janus Capital and JCIL under the participating affiliate arrangement are documented in a memorandum of understanding between the two entities.

Janus Capital has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.59% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

Janus Investment Fund	45

Janus Henderson Global Bond Fund

Notes to Financial Statements

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $357,443 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

46	JUNE 30, 2021

Janus Henderson Global Bond Fund

Notes to Financial Statements

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $559,325 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2021, Janus Henderson Distributors retained upfront sales charges of $427.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2021.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2021, redeeming shareholders of Class C Shares paid CDSCs of $85.

As of June 30, 2021, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Janus Investment Fund	47

Janus Henderson Global Bond Fund

Notes to Financial Statements

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	98	58
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 2,734,222	$ 713,661	$ -	$ -	$ -	$ (817,367)	$ 3,720,936

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and straddle loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 233,927,471	$ 5,221,145	$ (1,472,099)	$ 3,749,046

Information on the tax components of derivatives as of June 30, 2021 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ (453,274)	$ -	$ (812,910)	$ (812,910)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash

48	JUNE 30, 2021

Janus Henderson Global Bond Fund

Notes to Financial Statements

sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 6,790,989	$ 2,109,805	$ -	$ -

For the year ended June 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 3,244,375	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (1)	$ (1,561,807)	$ 1,561,808

Janus Investment Fund	49

Janus Henderson Global Bond Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2021		Year ended June 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	85,441	$ 890,797	97,284	$ 950,378
Reinvested dividends and distributions	5,452	56,932	1,971	19,296
Shares repurchased	(74,140)	(762,864)	(89,505)	(867,580)
Net Increase/(Decrease)	16,753	$ 184,865	9,750	$ 102,094
Class C Shares:
Shares sold	84,218	$ 886,107	47,244	$ 456,402
Reinvested dividends and distributions	3,802	39,863	637	6,231
Shares repurchased	(112,008)	(1,163,984)	(71,230)	(695,420)
Net Increase/(Decrease)	(23,988)	$ (238,014)	(23,349)	$ (232,787)
Class D Shares:
Shares sold	1,361,672	$ 14,107,767	1,918,252	$ 18,783,809
Reinvested dividends and distributions	75,680	789,323	18,639	182,940
Shares repurchased	(1,347,866)	(13,922,113)	(1,131,438)	(11,017,163)
Net Increase/(Decrease)	89,486	$ 974,977	805,453	$ 7,949,586
Class I Shares:
Shares sold	5,027,695	$ 51,411,081	2,027,986	$ 19,914,808
Reinvested dividends and distributions	131,359	1,365,287	33,919	332,125
Shares repurchased	(1,519,919)	(15,736,818)	(1,482,561)	(14,350,715)
Net Increase/(Decrease)	3,639,135	$ 37,039,550	579,344	$ 5,896,218
Class N Shares:
Shares sold	1,837,225	$ 19,027,068	1,593,108	$ 15,491,114
Reinvested dividends and distributions	513,813	5,348,381	266,195	2,602,072
Shares repurchased	(3,603,557)	(37,206,329)	(3,454,671)	(33,522,798)
Net Increase/(Decrease)	(1,252,519)	$(12,830,880)	(1,595,368)	$(15,429,612)
Class S Shares:
Shares sold	202	$ 2,086	11,146	$ 110,789
Reinvested dividends and distributions	79	823	102	1,004
Shares repurchased	(11,471)	(119,218)	(31,135)	(307,461)
Net Increase/(Decrease)	(11,190)	$ (116,309)	(19,887)	$ (195,668)
Class T Shares:
Shares sold	1,833,139	$ 18,951,778	2,606,785	$ 25,921,844
Reinvested dividends and distributions	119,982	1,253,179	8,808	87,167
Shares repurchased	(3,894,851)	(39,790,323)	(262,187)	(2,556,092)
Net Increase/(Decrease)	(1,941,730)	$(19,585,366)	2,353,406	$ 23,452,919

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$119,334,230	$ 134,888,884	$ 31,639,189	$ 12,578,415

50	JUNE 30, 2021

Janus Henderson Global Bond Fund

Notes to Financial Statements

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	51

Janus Henderson Global Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Global Bond Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2021, the related statement of operations for the year ended June 30, 2021, the statements of changes in net assets for each of the two years in the period ended June 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2021 and the financial highlights for each of the five years in the period ended June 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 20, 2021

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

52	JUNE 30, 2021

Janus Henderson Global Bond Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

Janus Investment Fund	53

Janus Henderson Global Bond Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

54	JUNE 30, 2021

Janus Henderson Global Bond Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

Janus Investment Fund	55

Janus Henderson Global Bond Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

56	JUNE 30, 2021

Janus Henderson Global Bond Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

Janus Investment Fund	57

Janus Henderson Global Bond Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

58	JUNE 30, 2021

Janus Henderson Global Bond Fund

Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	59

Janus Henderson Global Bond Fund

Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

60	JUNE 30, 2021

Janus Henderson Global Bond Fund

Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Janus Investment Fund	61

Janus Henderson Global Bond Fund

Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

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Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

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Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Capital Management LLC, the Fund’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”).

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the annual period ended June 30, 2021, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2020 through December 31, 2020 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Fund was able to meet redemptions during the normal course of business during the Reporting Period, and discussed the additional actions that the Liquidity Risk Working Group took during the period of market volatility in the spring of 2020 to monitor the Fund’s liquidity. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, taking into account the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2021. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Global Bond Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2021:

Section 163(j) Interest Dividend	75%
Capital Gain Distributions	$2,109,805

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Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 51 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson Global Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present

Independent Consultant (since 2019) and Chief Operating Officer, muun chi LLC (organic food business) (since 2020). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

51

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	51

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	51

Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	51	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	51

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson Global Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	51

Director of Family Service of Lake County (since 2019). Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	51

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), and Director of Walmart (until 2017).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Helen Anthony 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Bond Fund	6/20-Present	Portfolio Manager for other Janus Henderson accounts.
Nick Maroutsos 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Bond Fund	6/20-Present	Co-Head of Global Bonds of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, Portfolio Manager at Voya Financial (2000-2011).
Andrew Mulliner 151 Detroit Street Denver, CO 80206 DOB:1983	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Bond Fund	1/19-Present	Head of Global Aggregate Strategies of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.

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Janus Henderson Global Bond Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President and Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Management LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Capital Management LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017-September 2017), Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Services LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93023 08-21

ANNUAL REPORT June 30, 2021

Janus Henderson Global Income Managed Volatility Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Income Managed Volatility Fund

Janus Henderson Global Income Managed Volatility Fund (unaudited)

FUND SNAPSHOT Intech’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	sub-advised by Intech Investment Management LLC

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2021, Janus Henderson Global Income Managed Volatility Fund’s Class I Shares returned 20.45%. This compares to the 39.04% return posted by the MSCI World IndexSM, the Fund’s primary benchmark, and a 27.24% return for its secondary benchmark, the MSCI World High Dividend Yield Index.

INVESTMENT STRATEGY

Intech’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios.

The investment process begins with the stocks in the MSCI World High Dividend Yield Index. Intech’s investment process aims to capture stocks’ natural volatility through a rebalancing mechanism based on estimates of relative volatility and correlation in order to outperform the benchmark index over the long term. Within specific risk constraints, the investment process will tend to balance risk reduction with diversification potential captured through periodic rebalancing. Once the target proportions are determined and the portfolio is constructed, it is then rebalanced to those target proportions and re-optimized on a periodic basis. The Janus Henderson Global Income Managed Volatility Fund focuses on seeking an excess return above the benchmark, while also providing downside protection in down markets with upside participation in rising markets for greater performance consistency across changing market environments.

PERFORMANCE REVIEW

Global equity markets rebounded strongly and quickly recovered the losses suffered from the drawdown amid the COVID crisis with the MSCI World Index gaining over 39% over the past 12 months. The sharp rally that began in the second half of 2020 continued into 2021 despite concerns of inflation and uncertainty surrounding future stimulus efforts. Overall, yield-oriented segments lagged the broad market during the period.

The Fund was negatively impacted by its overall defensive positioning in what was generally a risk-on environment during the period. In particular, an average overweight to lower-beta stocks and underweight to higher-beta stocks was a headwind on relative performance as higher-beta stocks generally outperformed over the past 12 months.

From a sector perspective, while an average underweight to health care contributed, the Fund’s average overweights to consumer staples and communication services detracted from overall relative performance. Adverse stock selection also detracted from the Fund’s relative performance during the period, particularly within the consumer staples, financials and utilities sectors.

OUTLOOK

Because Intech does not conduct traditional economic or fundamental analysis, Intech has no view on individual stocks, sectors, economic, or market conditions.

Managing downside exposure potentially allows for returns to compound and improve risk-adjusted returns over time. Over the long term, we believe that by providing downside protection in down markets with upside participation in rising markets, the Fund will achieve its investment objective of producing an excess return over the benchmark with lower absolute risk. Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. As Intech’s ongoing research efforts yield modest improvements, we will

Janus Investment Fund	1

Janus Henderson Global Income Managed Volatility Fund (unaudited)

continue implementing changes that we believe are likely to improve the long-term results for our fund shareholders.

Thank you for your investment in Janus Henderson Global Income Managed Volatility Fund.

2	JUNE 30, 2021

Janus Henderson Global Income Managed Volatility Fund (unaudited)

Fund At A Glance

June 30, 2021

5 Largest Equity Holdings - (% of Net Assets)
AbbVie Inc
Biotechnology	6.0%
Wesfarmers Ltd
Multiline Retail	4.9%
Procter & Gamble Co
Household Products	4.5%
Zurich Insurance Group AG
Insurance	4.4%
Fortescue Metals Group Ltd
Metals & Mining	4.3%
24.1%

Asset Allocation - (% of Net Assets)
Common Stocks	99.5%
Investments Purchased with Cash Collateral from Securities Lending	1.6%
Investment Companies	0.3%
Other	(1.4)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2021	As of June 30, 2020

Janus Investment Fund	3

Janus Henderson Global Income Managed Volatility Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2021				Prospectus Expense Ratios
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	20.16%	6.87%	8.96%	1.06%	0.83%
Class A Shares at MOP	13.25%	5.61%	8.29%
Class C Shares at NAV	19.19%	6.11%	8.16%	1.81%	1.61%
Class C Shares at CDSC	18.19%	6.11%	8.16%
Class D Shares	20.36%	7.11%	9.14%	0.86%	0.65%
Class I Shares	20.45%	7.15%	9.26%	0.78%	0.60%
Class N Shares	20.57%	7.10%	8.78%	0.78%	0.50%
Class S Shares	20.87%	6.98%	9.02%	4.14%	1.00%
Class T Shares	20.21%	6.99%	9.07%	0.95%	0.75%
MSCI World Index	39.04%	14.83%	12.87%
MSCI World High Dividend Yield Index	27.24%	8.73%	9.06%
Morningstar Quartile - Class I Shares	4th	4th	3rd
Morningstar Ranking - based on total returns for World Large Stock Funds	166/170	133/165	69/128

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2020.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs),

4	JUNE 30, 2021

Janus Henderson Global Income Managed Volatility Fund (unaudited)

Performance

non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Intech's focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain periods of up markets, and may not achieve the desired level of protection in down markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017 reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If Class N Shares of the Fund had been available during periods prior to August 4, 2017, the performance shown may have been different. The performance shown for periods following the Fund’s commencement Class N Shares reflects the fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 15, 2011

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	5

Janus Henderson Global Income Managed Volatility Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Net Annualized Expense Ratio (1/1/21 - 6/30/21)
Class A Shares	$1,000.00	$1,086.50	$4.24	$1,000.00	$1,020.73	$4.11	0.82%
Class C Shares	$1,000.00	$1,082.50	$7.90	$1,000.00	$1,017.21	$7.65	1.53%
Class D Shares	$1,000.00	$1,087.80	$3.26	$1,000.00	$1,021.67	$3.16	0.63%
Class I Shares	$1,000.00	$1,088.20	$3.05	$1,000.00	$1,021.87	$2.96	0.59%
Class N Shares	$1,000.00	$1,088.70	$2.59	$1,000.00	$1,022.32	$2.51	0.50%
Class S Shares	$1,000.00	$1,089.40	$1.50	$1,000.00	$1,023.36	$1.45	0.29%
Class T Shares	$1,000.00	$1,087.10	$3.78	$1,000.00	$1,021.17	$3.66	0.73%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2021

Janus Henderson Global Income Managed Volatility Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Common Stocks– 99.5%
Aerospace & Defense – 2.5%
Lockheed Martin Corp	8,901	$3,367,693
Air Freight & Logistics – 0.3%
Deutsche Post AG	6,271	426,468
Auto Components – 0.3%
Bridgestone Corp#	7,600	345,859
Biotechnology – 6.0%
AbbVie Inc	71,168	8,016,364
Building Products – 2.6%
Xinyi Glass Holdings Ltd	830,000	3,383,457
Capital Markets – 1.5%
Partners Group Holding AG	498	754,537
Singapore Exchange Ltd	141,700	1,178,374
		1,932,911
Chemicals – 1.1%
JSR Corp	36,800	1,113,144
Nitto Denko Corp	4,200	313,450
		1,426,594
Communications Equipment – 2.1%
Cisco Systems Inc	51,517	2,730,401
Containers & Packaging – 0.6%
Amcor PLC	66,193	758,572
Diversified Telecommunication Services – 11.2%
AT&T Inc	59,505	1,712,554
Elisa OYJ	55,226	3,294,768
HKT Trust & HKT Ltd	2,491,000	3,394,441
Nippon Telegraph & Telephone Corp	48,600	1,266,409
Spark New Zealand Ltd	344,430	1,155,305
Swisscom AG (REG)#	3,857	2,202,451
Verizon Communications Inc	32,097	1,798,395
		14,824,323
Electric Utilities – 3.3%
Edison International	9,014	521,189
Endesa SA	19,453	471,881
Fortis Inc/Canada	5,459	241,678
Hydro One Ltd (144A)	58,447	1,412,839
Power Assets Holdings Ltd	138,500	850,005
Terna Rete Elettrica Nazionale SpA	10,609	79,041
Xcel Energy Inc	12,500	823,500
		4,400,133
Electrical Equipment – 0.9%
Eaton Corp PLC	4,389	650,362
Schneider Electric SE	3,024	475,694
		1,126,056
Food & Staples Retailing – 2.3%
Colruyt SA	12,514	699,698
ICA Gruppen AB	9,284	432,210
Kesko Oyj	50,472	1,864,014
		2,995,922
Food Products – 8.5%
Archer-Daniels-Midland Co	18,300	1,108,980
Campbell Soup Co	35,403	1,614,023
Conagra Brands Inc	9,523	346,447
General Mills Inc	41,409	2,523,050
JM Smucker Co	11,330	1,468,028
Kellogg Co	54,561	3,509,909
Orkla ASA	33,909	345,544
Wilmar International Ltd	99,100	331,709
		11,247,690

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Income Managed Volatility Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Gas Utilities – 0.2%
Snam SpA	41,482	$239,759
Household Durables – 0.4%
Sekisui House Ltd	28,900	592,804
Household Products – 7.3%
Kimberly-Clark Corp	27,745	3,711,726
Procter & Gamble Co	44,580	6,015,179
		9,726,905
Information Technology Services – 0.4%
Paychex Inc	4,996	536,071
Insurance – 7.9%
Admiral Group PLC	37,134	1,614,767
Direct Line Insurance Group PLC	134,470	530,061
Progressive Corp	18,844	1,850,669
Tryg A/S	25,959	637,352
Zurich Insurance Group AG	14,662	5,883,821
		10,516,670
Machinery – 3.1%
Kone OYJ	50,948	4,155,815
Media – 0.9%
Interpublic Group of Cos Inc	8,368	271,876
Shaw Communications Inc	30,948	896,678
		1,168,554
Metals & Mining – 5.1%
Evolution Mining Ltd	65,217	220,049
Fortescue Metals Group Ltd	327,052	5,723,514
Rio Tinto Ltd	3,348	317,908
Rio Tinto PLC	6,473	532,605
		6,794,076
Multiline Retail – 4.9%
Wesfarmers Ltd	146,883	6,508,848
Multi-Utilities – 3.6%
Algonquin Power & Utilities Corp#	15,681	233,684
Ameren Corp	8,581	686,823
CMS Energy Corp	3,398	200,754
Consolidated Edison Inc	3,490	250,303
Dominion Energy Inc	4,665	343,204
WEC Energy Group Inc	34,011	3,025,278
		4,740,046
Oil, Gas & Consumable Fuels – 0.6%
Washington H Soul Pattinson & Co Ltd	31,976	808,697
Personal Products – 0.8%
Unilever PLC	17,133	1,002,492
Pharmaceuticals – 4.0%
Johnson & Johnson	14,762	2,431,892
Novartis AG	26,039	2,373,631
Recordati SpA	9,764	557,976
		5,363,499
Professional Services – 1.0%
SGS SA	440	1,357,578
Road & Rail – 1.4%
Nippon Express Co Ltd	23,800	1,812,640
Semiconductor & Semiconductor Equipment – 1.0%
Texas Instruments Inc	6,915	1,329,755
Software – 0.5%
Trend Micro Inc/Japan	12,700	665,412
Technology Hardware, Storage & Peripherals – 5.2%
HP Inc	59,403	1,793,377
Seagate Technology Holdings PLC	58,527	5,146,279
		6,939,656

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2021

Janus Henderson Global Income Managed Volatility Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Tobacco – 4.0%
Altria Group Inc	112,056	$5,342,830
Trading Companies & Distributors – 2.5%
ITOCHU Corp	115,900	3,338,855
Wireless Telecommunication Services – 1.5%
KDDI Corp	36,300	1,132,333
Softbank Corp	68,400	895,025
		2,027,358
Total Common Stocks (cost $121,862,935)		131,950,763
Investment Companies– 0.3%
Money Markets – 0.3%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº,£((cost $339,311)	339,277	339,311
Investments Purchased with Cash Collateral from Securities Lending– 1.6%
Investment Companies – 1.3%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº,£	1,715,073	1,715,073
Time Deposits – 0.3%
Royal Bank of Canada, 0.0500%, 7/1/21	$428,768	428,768
Total Investments Purchased with Cash Collateral from Securities Lending (cost $2,143,841)		2,143,841
Total Investments (total cost $124,346,087) – 101.4%		134,433,915
Liabilities, net of Cash, Receivables and Other Assets – (1.4)%		(1,875,538)
Net Assets – 100%		$132,558,377

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$66,368,635	49.4%
Australia	13,579,016	10.1
Switzerland	12,572,018	9.3
Japan	11,475,931	8.5
Finland	9,314,597	6.9
Hong Kong	7,627,903	5.7
United Kingdom	3,679,925	2.7
Canada	2,784,879	2.1
Singapore	1,510,083	1.1
New Zealand	1,155,305	0.9
Italy	876,776	0.7
Belgium	699,698	0.5
Denmark	637,352	0.5
France	475,694	0.4
Spain	471,881	0.3
Sweden	432,210	0.3
Germany	426,468	0.3
Norway	345,544	0.3

Total	$134,433,915	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Income Managed Volatility Fund

Schedule of Investments

June 30, 2021

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/21
Investment Companies - 0.3%
Money Markets - 0.3%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº	$753	$(109)	$-	$339,311
Investments Purchased with Cash Collateral from Securities Lending - 1.3%
Investment Companies - 1.3%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	5,707∆	-	-	1,715,073
Total Affiliated Investments - 1.6%	$6,460	$(109)	$-	$2,054,384

	Value at 6/30/20	Purchases	Sales Proceeds	Value at 6/30/21
Investment Companies - 0.3%
Money Markets - 0.3%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº	1,488,852	36,505,279	(37,654,711)	339,311
Investments Purchased with Cash Collateral from Securities Lending - 1.3%
Investment Companies - 1.3%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	-	12,034,463	(10,319,390)	1,715,073

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2021

Janus Henderson Global Income Managed Volatility Fund

Notes to Schedule of Investments and Other Information

MSCI World High Dividend Yield IndexSM	MSCI World High Dividend Yield IndexSM reflects the performance of high dividend yield securities from global developed markets.
MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

LLC	Limited Liability Company
PLC	Public Limited Company
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2021 is $1,412,839, which represents 1.1% of net assets.

ºº	Rate shown is the 7-day yield as of June 30, 2021.

#	Loaned security; a portion of the security is on loan at June 30, 2021.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$131,950,763	$-	$-
Investment Companies	-	339,311	-
Investments Purchased with Cash Collateral from Securities Lending	-	2,143,841	-
Total Assets	$131,950,763	$2,483,152	$-

Janus Investment Fund	11

Janus Henderson Global Income Managed Volatility Fund

Statement of Assets and Liabilities

June 30, 2021

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $122,291,703)(1)	$132,379,531
Affiliated investments, at value (cost $2,054,384)	2,054,384
Cash denominated in foreign currency (cost $1,460)	1,460
Non-interested Trustees' deferred compensation	3,220
Receivables:
Dividends	265,249
Foreign tax reclaims	229,026
Fund shares sold	201,461
Dividends from affiliates	23
Other assets	3,694
Total Assets	135,138,048
Liabilities:
Collateral for securities loaned (Note 2)	2,143,841
Payables:	—
Fund shares repurchased	253,593
Professional fees	49,744
Advisory fees	33,405
Transfer agent fees and expenses	19,860
12b-1 Distribution and shareholder servicing fees	13,553
Dividends	4,591
Custodian fees	3,240
Non-interested Trustees' deferred compensation fees	3,220
Non-interested Trustees' fees and expenses	522
Affiliated fund administration fees payable	276
Accrued expenses and other payables	53,826
Total Liabilities	2,579,671
Net Assets	$132,558,377

See Notes to Financial Statements.

12	JUNE 30, 2021

Janus Henderson Global Income Managed Volatility Fund

Statement of Assets and Liabilities

June 30, 2021

Net Assets Consist of:
Capital (par value and paid-in surplus)	$133,473,499
Total distributable earnings (loss)	(915,122)
Total Net Assets	$132,558,377
Net Assets - Class A Shares	$5,256,534
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	344,662
Net Asset Value Per Share(2)	$15.25
Maximum Offering Price Per Share(3)	$16.18
Net Assets - Class C Shares	$14,976,239
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	989,688
Net Asset Value Per Share(2)	$15.13
Net Assets - Class D Shares	$27,194,597
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,788,265
Net Asset Value Per Share	$15.21
Net Assets - Class I Shares	$59,596,619
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,895,119
Net Asset Value Per Share	$15.30
Net Assets - Class N Shares	$2,897,317
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	189,420
Net Asset Value Per Share	$15.30
Net Assets - Class S Shares	$11,593
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	763
Net Asset Value Per Share	$15.19
Net Assets - Class T Shares	$22,625,478
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,485,694
Net Asset Value Per Share	$15.23

(1) Includes $1,874,488 of securities on loan. See Note 2 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Income Managed Volatility Fund

Statement of Operations

For the year ended June 30, 2021

Investment Income:
Dividends	$5,723,783
Affiliated securities lending income, net	5,707
Dividends from affiliates	753
Unaffiliated securities lending income, net	169
Other income	1,997
Foreign tax withheld	(297,344)
Total Investment Income	5,435,065
Expenses:
Advisory fees	745,137
12b-1 Distribution and shareholder servicing fees:
Class A Shares	13,281
Class C Shares	146,040
Class S Shares	—
Transfer agent administrative fees and expenses:
Class D Shares	29,781
Class S Shares	—
Class T Shares	64,363
Transfer agent networking and omnibus fees:
Class A Shares	4,356
Class C Shares	14,546
Class I Shares	58,709
Other transfer agent fees and expenses:
Class A Shares	395
Class C Shares	897
Class D Shares	7,121
Class I Shares	2,961
Class N Shares	109
Class S Shares	5
Class T Shares	497
Registration fees	101,675
Non-affiliated fund administration fees	66,135
Professional fees	50,146
Shareholder reports expense	26,404
Custodian fees	16,363
Affiliated fund administration fees	3,784
Non-interested Trustees’ fees and expenses	1,820
Other expenses	11,046
Total Expenses	1,365,571
Less: Excess Expense Reimbursement and Waivers	(347,213)
Net Expenses	1,018,358
Net Investment Income/(Loss)	4,416,707

See Notes to Financial Statements.

14	JUNE 30, 2021

Janus Henderson Global Income Managed Volatility Fund

Statement of Operations

For the year ended June 30, 2021

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$15,135,747
Investments in affiliates	(109)
Total Net Realized Gain/(Loss) on Investments	15,135,638
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	5,365,631
Total Change in Unrealized Net Appreciation/Depreciation	5,365,631
Net Increase/(Decrease) in Net Assets Resulting from Operations	$24,917,976

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Income Managed Volatility Fund

Statements of Changes in Net Assets

	Year ended June 30, 2021	Year ended June 30, 2020

Operations:
Net investment income/(loss)	$4,416,707	$6,658,178
Net realized gain/(loss) on investments	15,135,638	(25,299,655)
Change in unrealized net appreciation/depreciation	5,365,631	(17,962,371)
Net Increase/(Decrease) in Net Assets Resulting from Operations	24,917,976	(36,603,848)
Dividends and Distributions to Shareholders:
Class A Shares	(173,278)	(237,521)
Class C Shares	(380,660)	(460,353)
Class D Shares	(890,996)	(1,157,443)
Class I Shares	(2,070,329)	(5,729,440)
Class N Shares	(102,027)	(135,306)
Class S Shares	(410)	(3,463)
Class T Shares	(840,813)	(1,201,762)
Net Decrease from Dividends and Distributions to Shareholders	(4,458,513)	(8,925,288)
Capital Share Transactions:
Class A Shares	(1,356,497)	(1,365,013)
Class C Shares	(2,330,517)	(491,454)
Class D Shares	(3,388,691)	(3,345,795)
Class I Shares	(6,614,361)	(87,330,990)
Class N Shares	(699,701)	(106,063)
Class S Shares	410	(158,394)
Class T Shares	(10,403,057)	(1,103,392)
Net Increase/(Decrease) from Capital Share Transactions	(24,792,414)	(93,901,101)
Net Increase/(Decrease) in Net Assets	(4,332,951)	(139,430,237)
Net Assets:
Beginning of period	136,891,328	276,321,565
End of period	$132,558,377	$136,891,328

See Notes to Financial Statements.

16	JUNE 30, 2021

Janus Henderson Global Income Managed Volatility Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.11	$14.10	$13.07	$13.38	$12.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.45	0.38	0.38	0.44	0.32
Net realized and unrealized gain/(loss)	2.15	(0.87)	1.06	(0.30)	0.57
Total from Investment Operations	2.60	(0.49)	1.44	0.14	0.89
Less Dividends and Distributions:
Dividends (from net investment income)	(0.46)	(0.40)	(0.41)	(0.45)	(0.35)
Distributions (from capital gains)	—	(0.10)	—	—	—(2)
Total Dividends and Distributions	(0.46)	(0.50)	(0.41)	(0.45)	(0.35)
Net Asset Value, End of Period	$15.25	$13.11	$14.10	$13.07	$13.38
Total Return*	20.16%	(3.61)%	11.22%	1.01%	7.13%
Net Assets, End of Period (in thousands)	$5,257	$5,830	$7,724	$7,335	$13,425
Average Net Assets for the Period (in thousands)	$5,382	$6,611	$7,467	$10,020	$27,845
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.12%	1.06%	1.05%	1.03%	1.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.84%	0.83%	0.83%	0.87%	0.86%
Ratio of Net Investment Income/(Loss)	3.16%	2.76%	2.81%	3.25%	2.55%
Portfolio Turnover Rate	117%	73%	24%	60%	58%

Class C Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.02	$13.99	$12.98	$13.28	$12.75
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.35	0.28	0.28	0.36	0.30
Net realized and unrealized gain/(loss)	2.12	(0.86)	1.04	(0.30)	0.50
Total from Investment Operations	2.47	(0.58)	1.32	0.06	0.80
Less Dividends and Distributions:
Dividends (from net investment income)	(0.36)	(0.29)	(0.31)	(0.36)	(0.27)
Distributions (from capital gains)	—	(0.10)	—	—	—(2)
Total Dividends and Distributions	(0.36)	(0.39)	(0.31)	(0.36)	(0.27)
Net Asset Value, End of Period	$15.13	$13.02	$13.99	$12.98	$13.28
Total Return*	19.19%	(4.22)%	10.33%	0.41%	6.36%
Net Assets, End of Period (in thousands)	$14,976	$15,029	$16,735	$17,491	$20,450
Average Net Assets for the Period (in thousands)	$15,141	$15,943	$16,705	$19,521	$16,659
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.82%	1.80%	1.77%	1.70%	1.78%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.57%	1.59%	1.58%	1.54%	1.61%
Ratio of Net Investment Income/(Loss)	2.46%	2.03%	2.06%	2.73%	2.39%
Portfolio Turnover Rate	117%	73%	24%	60%	58%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Income Managed Volatility Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.08	$14.06	$13.03	$13.34	$12.80
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.48	0.40	0.40	0.49	0.40
Net realized and unrealized gain/(loss)	2.14	(0.86)	1.07	(0.32)	0.52
Total from Investment Operations	2.62	(0.46)	1.47	0.17	0.92
Less Dividends and Distributions:
Dividends (from net investment income)	(0.49)	(0.42)	(0.44)	(0.48)	(0.38)
Distributions (from capital gains)	—	(0.10)	—	—	—(2)
Total Dividends and Distributions	(0.49)	(0.52)	(0.44)	(0.48)	(0.38)
Net Asset Value, End of Period	$15.21	$13.08	$14.06	$13.03	$13.34
Total Return*	20.36%	(3.37)%	11.46%	1.24%	7.39%
Net Assets, End of Period (in thousands)	$27,195	$26,688	$32,363	$35,061	$49,826
Average Net Assets for the Period (in thousands)	$26,014	$30,397	$32,106	$44,872	$55,232
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.92%	0.86%	0.83%	0.84%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.64%	0.65%	0.64%	0.65%	0.66%
Ratio of Net Investment Income/(Loss)	3.38%	2.95%	2.99%	3.62%	3.16%
Portfolio Turnover Rate	117%	73%	24%	60%	58%

Class I Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.15	$14.14	$13.10	$13.41	$12.87
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.49	0.40	0.41	0.49	0.46
Net realized and unrealized gain/(loss)	2.16	(0.86)	1.07	(0.31)	0.47
Total from Investment Operations	2.65	(0.46)	1.48	0.18	0.93
Less Dividends and Distributions:
Dividends (from net investment income)	(0.50)	(0.43)	(0.44)	(0.49)	(0.39)
Distributions (from capital gains)	—	(0.10)	—	—	—(2)
Total Dividends and Distributions	(0.50)	(0.53)	(0.44)	(0.49)	(0.39)
Net Asset Value, End of Period	$15.30	$13.15	$14.14	$13.10	$13.41
Total Return*	20.45%	(3.38)%	11.53%	1.30%	7.42%
Net Assets, End of Period (in thousands)	$59,597	$57,095	$182,730	$157,957	$76,883
Average Net Assets for the Period (in thousands)	$60,296	$149,151	$167,142	$130,145	$53,486
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.84%	0.78%	0.78%	0.75%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.60%	0.61%	0.60%	0.60%	0.59%
Ratio of Net Investment Income/(Loss)	3.40%	2.83%	3.07%	3.66%	3.59%
Portfolio Turnover Rate	117%	73%	24%	60%	58%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

18	JUNE 30, 2021

Janus Henderson Global Income Managed Volatility Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended June 30	2021	2020	2019	2018(1)
Net Asset Value, Beginning of Period	$13.15	$14.14	$13.10	$13.65
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.51	0.43	0.43	0.42
Net realized and unrealized gain/(loss)	2.15	(0.88)	1.07	(0.51)
Total from Investment Operations	2.66	(0.45)	1.50	(0.09)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.51)	(0.44)	(0.46)	(0.46)
Distributions (from capital gains)	—	(0.10)	—	—
Total Dividends and Distributions	(0.51)	(0.54)	(0.46)	(0.46)
Net Asset Value, End of Period	$15.30	$13.15	$14.14	$13.10
Total Return*	20.57%	(3.28)%	11.63%	(0.66)%
Net Assets, End of Period (in thousands)	$2,897	$3,154	$3,538	$3,371
Average Net Assets for the Period (in thousands)	$2,891	$3,449	$3,324	$2,827
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.83%	0.78%	0.76%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.50%	0.50%	0.50%	0.51%
Ratio of Net Investment Income/(Loss)	3.55%	3.15%	3.16%	3.45%
Portfolio Turnover Rate	117%	73%	24%	60%

Class S Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.09	$14.07	$13.05	$13.35	$12.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.55	0.30	0.36	0.45	0.38
Net realized and unrealized gain/(loss)	2.10	(0.79)	1.09	(0.31)	0.51
Total from Investment Operations	2.65	(0.49)	1.45	0.14	0.89
Less Dividends and Distributions:
Dividends (from net investment income)	(0.55)	(0.39)	(0.43)	(0.44)	(0.35)
Distributions (from capital gains)	—	(0.10)	—	—	—(3)
Total Dividends and Distributions	(0.55)	(0.49)	(0.43)	(0.44)	(0.35)
Net Asset Value, End of Period	$15.19	$13.09	$14.07	$13.05	$13.35
Total Return*	20.62%	(3.61)%	11.27%	1.03%	7.09%
Net Assets, End of Period (in thousands)	$12	$10	$167	$360	$370
Average Net Assets for the Period (in thousands)	$11	$100	$274	$366	$344
Ratios to Average Net Assets**:
Ratio of Gross Expenses	28.73%	4.14%	2.17%	1.36%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.20%	0.93%	0.82%	0.92%	0.92%
Ratio of Net Investment Income/(Loss)	3.85%	2.07%	2.67%	3.35%	2.97%
Portfolio Turnover Rate	117%	73%	24%	60%	58%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 4, 2017 (inception date) through June 30, 2018.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Income Managed Volatility Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.10	$14.08	$13.05	$13.36	$12.82
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.46	0.39	0.41	0.47	0.39
Net realized and unrealized gain/(loss)	2.15	(0.86)	1.04	(0.31)	0.52
Total from Investment Operations	2.61	(0.47)	1.45	0.16	0.91
Less Dividends and Distributions:
Dividends (from net investment income)	(0.48)	(0.41)	(0.42)	(0.47)	(0.37)
Distributions (from capital gains)	—	(0.10)	—	—	—(2)
Total Dividends and Distributions	(0.48)	(0.51)	(0.42)	(0.47)	(0.37)
Net Asset Value, End of Period	$15.23	$13.10	$14.08	$13.05	$13.36
Total Return*	20.21%	(3.45)%	11.34%	1.14%	7.28%
Net Assets, End of Period (in thousands)	$22,625	$29,086	$33,064	$36,137	$55,018
Average Net Assets for the Period (in thousands)	$25,745	$32,256	$35,201	$47,900	$58,466
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.00%	0.95%	0.92%	0.91%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.74%	0.74%	0.74%	0.74%	0.75%
Ratio of Net Investment Income/(Loss)	3.26%	2.87%	3.01%	3.49%	3.08%
Portfolio Turnover Rate	117%	73%	24%	60%	58%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

20	JUNE 30, 2021

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Income Managed Volatility Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital and income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory

Janus Investment Fund	21

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

22	JUNE 30, 2021

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

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Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends of net investment income are generally declared and distributed monthly and realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

24	JUNE 30, 2021

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Janus Investment Fund	25

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$1,874,488	$—	$(1,874,488)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned

26	JUNE 30, 2021

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2021, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $1,874,488. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2021 is $2,143,841, resulting in the net amount due to the counterparty of $269,353.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.55% of its average daily net assets.

Intech Investment Management LLC (“Intech”) serves as subadviser to the Fund. As subadviser, Intech provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of Intech.

Janus Capital pays Intech a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.50% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

Janus Investment Fund	27

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $357,443 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

28	JUNE 30, 2021

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $559,325 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2021, Janus Henderson Distributors retained upfront sales charges of $233.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2021.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2021, redeeming shareholders of Class C Shares paid CDSCs of $685.

Janus Investment Fund	29

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

As of June 30, 2021, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	2	-*
Class S Shares	100	-*
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 193,595	$ -	$ (10,833,252)	$ -	$ -	$ (289)	$ 9,724,824

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30,  2021, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2021
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(5,067,767)	$(5,765,485)	$ (10,833,252)

30	JUNE 30, 2021

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 124,709,091	$10,966,676	$ (1,241,852)	$ 9,724,824

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 4,458,513	$ -	$ -	$ -

For the year ended June 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 6,946,544	$ 1,978,744	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ (36,603)	$ 36,603

Janus Investment Fund	31

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2021		Year ended June 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	58,683	$ 850,120	64,803	$ 900,044
Reinvested dividends and distributions	12,205	173,278	17,159	237,521
Shares repurchased	(170,751)	(2,379,895)	(185,339)	(2,502,578)
Net Increase/(Decrease)	(99,863)	$ (1,356,497)	(103,377)	$ (1,365,013)
Class C Shares:
Shares sold	61,686	$ 868,648	130,741	$ 1,800,560
Reinvested dividends and distributions	26,969	380,660	33,417	459,745
Shares repurchased	(253,670)	(3,579,825)	(205,296)	(2,751,759)
Net Increase/(Decrease)	(165,015)	$ (2,330,517)	(41,138)	$ (491,454)
Class D Shares:
Shares sold	207,916	$ 3,037,508	267,016	$ 3,635,985
Reinvested dividends and distributions	59,244	840,383	79,038	1,090,362
Shares repurchased	(519,576)	(7,266,582)	(607,261)	(8,072,142)
Net Increase/(Decrease)	(252,416)	$ (3,388,691)	(261,207)	$ (3,345,795)
Class I Shares:
Shares sold	1,429,210	$ 20,316,475	2,716,279	$ 37,534,217
Reinvested dividends and distributions	145,075	2,069,362	407,458	5,728,464
Shares repurchased	(2,019,442)	(29,000,198)	(11,710,186)	(130,593,671)
Net Increase/(Decrease)	(445,157)	$ (6,614,361)	(8,586,449)	$(87,330,990)
Class N Shares:
Shares sold	22,310	$ 322,154	57,130	$ 805,355
Reinvested dividends and distributions	7,154	102,027	9,776	135,306
Shares repurchased	(79,879)	(1,123,882)	(77,336)	(1,046,724)
Net Increase/(Decrease)	(50,415)	$ (699,701)	(10,430)	$ (106,063)
Class S Shares:
Shares sold	1	$ -	723	$ 9,942
Reinvested dividends and distributions	29	410	244	3,463
Shares repurchased	-	-	(12,107)	(171,799)
Net Increase/(Decrease)	30	$ 410	(11,140)	$ (158,394)
Class T Shares:
Shares sold	263,782	$ 3,746,390	1,049,093	$ 14,291,023
Reinvested dividends and distributions	59,458	840,792	86,998	1,201,762
Shares repurchased	(1,058,541)	(14,990,239)	(1,263,569)	(16,596,177)
Net Increase/(Decrease)	(735,301)	$(10,403,057)	(127,478)	$ (1,103,392)

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$155,418,633	$ 179,197,776	$ -	$ -

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Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Global Income Managed Volatility Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Income Managed Volatility Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Global Income Managed Volatility Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2021, the related statement of operations for the year ended June 30, 2021, the statements of changes in net assets for each of the two years in the period ended June 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 20, 2021

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 60-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

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Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

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Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

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Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

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Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

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Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

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Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Capital Management LLC, the Fund’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”).

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the annual period ended June 30, 2021, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2020 through December 31, 2020 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Fund was able to meet redemptions during the normal course of business during the Reporting Period, and discussed the additional actions that the Liquidity Risk Working Group took during the period of market volatility in the spring of 2020 to monitor the Fund’s liquidity. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, taking into account the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Janus Henderson Global Income Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2021. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Global Income Managed Volatility Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2021:

Foreign Taxes Paid	$267,385
Foreign Source Income	$3,546,841
Dividends Received Deduction Percentage	41%
Qualified Dividend Income Percentage	100%

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Janus Henderson Global Income Managed Volatility Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 51 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present

Independent Consultant (since 2019) and Chief Operating Officer, muun chi LLC (organic food business) (since 2020). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

51

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	51

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	53

Janus Henderson Global Income Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	51

Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

54	JUNE 30, 2021

Janus Henderson Global Income Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	51	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	51

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Janus Investment Fund	55

Janus Henderson Global Income Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	51

Director of Family Service of Lake County (since 2019). Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	51

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), and Director of Walmart (until 2017).

56	JUNE 30, 2021

Janus Henderson Global Income Managed Volatility Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President and Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Management LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

Janus Investment Fund	57

Janus Henderson Global Income Managed Volatility Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Capital Management LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017-September 2017), Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Services LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

58	JUNE 30, 2021

Janus Henderson Global Income Managed Volatility Fund

Notes

NotesPage1

Janus Investment Fund	59

Janus Henderson Global Income Managed Volatility Fund

Notes

NotesPage2

60	JUNE 30, 2021

Janus Henderson Global Income Managed Volatility Fund

Notes

NotesPage3

Janus Investment Fund	61

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93013 08-21

ANNUAL REPORT June 30, 2021

Janus Henderson Government Money Market Fund

Janus Investment Fund

Janus Henderson Government Money Market Fund

Janus Henderson Government Money Market Fund (unaudited)

Performance

David Spilsted co-portfolio manager	Garrett Strum co-portfolio manager

Average Annual Total Return		Seven-Day Current Yield
For the periods ended June 30, 2021		Class D Shares
Class D Shares		With Reimbursement	0.00%
1 Year	0.00%	Without Reimbursement	0.00%
5 Year	0.70%	Class T Shares
10 Year	0.35%	With Reimbursement	0.00%
Since Inception (February 14, 1995)	2.04%	Without Reimbursement	0.00%
Class T Shares		Expense Ratios
1 Year	0.00%	Per the October 28, 2020 prospectuses
5 Year	0.69%	Class D Shares
10 Year	0.34%	Total Annual Fund Operating Expenses	0.63%
Since Inception (February 14, 1995)	2.04%	Class T Shares
		Total Annual Fund Operating Expenses	0.66%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Returns include reinvestment of all dividends and distributions.

The yield more closely reflects the current earnings of the money market fund than the total return.

Class D Shares of the Fund commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

See “Useful Information About Your Fund Report.”

See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	1

Janus Henderson Government Money Market Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Net Annualized Expense Ratio (1/1/21 - 6/30/21)
Class D Shares	$1,000.00	$1,000.00	$0.30	$1,000.00	$1,024.50	$0.30	0.06%
Class T Shares	$1,000.00	$1,000.00	$0.30	$1,000.00	$1,024.50	$0.30	0.06%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

2	JUNE 30, 2021

Janus Henderson Government Money Market Fund

Schedule of Investments

June 30, 2021

Principal Amounts		Value
U.S. Government Agency Notes– 37.3%
Federal Farm Credit Discount Notes:
0.0600%, 8/6/21	$3,000,000	$2,999,820
Federal Home Loan Bank Discount Notes:
0.0200%, 7/2/21	5,000,000	4,999,997
0.0200%, 7/7/21	3,000,000	2,999,990
0.0040%, 7/9/21	2,600,000	2,599,998
0.0168%, 7/14/21	5,000,000	4,999,970
0.0402%, 7/15/21	5,000,000	4,999,922
0.0050%, 7/23/21	4,100,000	4,099,987
0.0201%, 7/27/21	5,000,000	4,999,928
0.0150%, 7/28/21	5,000,000	4,999,944
0.0150%, 8/4/21	5,000,000	4,999,929
0.0129%, 8/11/21	5,000,000	4,999,927
0.0315%, 8/13/21	10,000,000	9,999,624
0.0149%, 8/16/21	5,000,000	4,999,905
0.0117%, 8/18/21	10,000,000	9,999,843
0.0149%, 8/20/21	5,000,000	4,999,897
0.0131%, 8/25/21	8,000,000	7,999,840
0.0080%, 8/27/21	5,000,000	4,999,936
0.0178%, 9/1/21	5,000,000	4,999,847
0.0198%, 9/3/21	5,000,000	4,999,824
0.0201%, 9/8/21	5,000,000	4,999,808
0.0221%, 9/10/21	5,000,000	4,999,782
0.0247%, 9/15/21	5,000,000	4,999,739
0.0482%, 9/17/21	5,000,000	4,999,478
0.0421%, 9/22/21	5,000,000	4,999,514
0.0300%, 10/8/21	5,000,000	4,999,588
		127,696,217
Total U.S. Government Agency Notes (cost $130,696,037)		130,696,037
U.S. Treasury Debt– 18.6%
Cash Management Bill, 0.0214%, 8/3/21	5,000,000	4,999,909
Cash Management Bill, 0.0205%, 8/10/21	5,000,000	4,999,889
Cash Management Bill, 0.0050%, 9/14/21	5,000,000	4,999,948
United States Treasury Bill, 0.0001%, 7/1/21	5,000,000	5,000,000
United States Treasury Bill, 0.0457%, 7/8/21	5,000,000	4,999,961
United States Treasury Bill, 0.0108%, 7/29/21	5,000,000	4,999,962
United States Treasury Bill, 0.0430%, 8/5/21	5,000,000	4,999,806
United States Treasury Bill, 0.0106%, 8/12/21	5,000,000	4,999,942
United States Treasury Bill, 0.0433%, 8/19/21	5,000,000	4,999,721
United States Treasury Bill, 0.0105%, 8/26/21	5,000,000	4,999,922
United States Treasury Bill, 0.0157%, 9/2/21	5,000,000	4,999,869
United States Treasury Bill, 0.0206%, 9/16/21	5,000,000	4,999,788
United States Treasury Bill, 0.0156%, 9/23/21	5,000,000	4,999,825
Total U.S. Treasury Debt (cost $64,998,542)		64,998,542
Variable Rate Demand Notes¶– 15.8%
AE Realty LLC (LOC: FHLB Dallas), 0.2000%, 10/1/23	280,000	280,000
Bryan W Kelley IRR (LOC: FHLB of Dallas), 0.1100%, 7/1/70	2,980,000	2,980,000
Cypress Bend Real Estate Development Co LLC (LOC: FHLB Dallas),
0.1200%, 4/1/33	9,000,000	9,000,000
Irvine Inn Apartments (LOC: FHLB San Francisco), 0.1200%, 2/1/60	4,000,000	4,000,000
John H. Smith Irrevocable Trust of 2017, 0.1200%, 2/1/41	5,820,000	5,820,000
Johnson Capital Management LLC (LOC: FHLB Indianapolis), 0.1900%, 6/3/47	2,845,000	2,845,000
Lake Nona Trust (LOC: FHLB Atlanta), 0.2000%, 10/1/44	2,600,000	2,600,000
LML Trust (LOC: FHLB of Dallas), 0.1200%, 2/1/41	4,500,000	4,500,000
Mississippi Business Finance Corp (LOC: FHLB Dallas), 0.3700%, 9/1/21	375,000	375,000
Mississippi Business Finance Corp (LOC: FHLB Dallas), 0.2200%, 12/1/35	2,665,000	2,665,000
New Sawmill Ridge LLC (LOC: FHLB of Indianapolis), 0.1200%, 6/1/61	3,900,000	3,900,000
Olivetree Apartments LP (LOC: FHLB San Francisco), 0.1200%, 6/2/59	7,000,000	7,000,000
SMZ Holdings LLC/TX (LOC: FHLB Dallas), 0.1200%, 6/1/40	4,240,000	4,240,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	3

Janus Henderson Government Money Market Fund

Schedule of Investments

June 30, 2021

Principal Amounts		Value
Variable Rate Demand Notes¶– (continued)
Tyler Enterprises LLC (LOC: FHLB Dallas), 0.2500%, 10/3/22	$225,000	$225,000
Ventana Housing LP (LOC: FHLB San Francisco), 0.1200%, 6/1/60	5,000,000	5,000,000
Total Variable Rate Demand Notes (cost $55,430,000)		55,430,000
Repurchase Agreementsë– 27.9%
Goldman Sachs & Co., Joint repurchase agreement, 0.0500%, dated 6/30/21, maturing 7/1/21 to be repurchased at $10,000,014 collateralized by $9,983,234 in U.S. Government Agencies 0.6934% - 3.4580%, 10/16/48 - 5/16/53 with a value of $10,200,000	10,000,000	10,000,000
HSBC Securities (USA), Inc, Joint repurchase agreement, 0.0400%, dated 6/30/21, maturing 7/1/21 to be repurchased at $10,000,011 collateralized by $12,936,616 in U.S. Treasuries 0% - 7.2500%, 6/30/22 - 11/15/49 with a value of $10,200,000	10,000,000	10,000,000
ING Financial Markets LLC, Joint repurchase agreement, 0.0300%, dated 6/30/21, maturing 7/1/21 to be repurchased at $20,000,017 collateralized by $19,870,029 in U.S. Treasuries 0% - 2.8750%, 10/7/21 - 2/15/45 with a value of $20,400,019	20,000,000	20,000,000
ING Financial Markets LLC, Joint repurchase agreement, 0.0400%, dated 6/30/21, maturing 7/1/21 to be repurchased at $15,000,017 collateralized by $14,767,410 in U.S. Government Agencies 1.5000% - 4.5000%, 9/1/29 - 1/1/57 with a value of $15,300,017	15,000,000	15,000,000
Royal Bank of Canada, NY Branch, Joint repurchase agreement, 0.0500%, dated 6/30/21, maturing 7/1/21 to be repurchased at $22,500,031 collateralized by $2,754,410 in U.S. Government Agencies 2.5000% - 7.2500%, 6/15/24 - 3/20/51 and $19,959,638 in U.S. Treasuries 0.1250% - 0.3750%, 9/30/22 - 4/15/24 with a value of $22,950,032	22,500,000	22,500,000
Wells Fargo Securities LLC, Joint repurchase agreement, 0.0600%, dated 6/30/21, maturing 7/1/21 to be repurchased at $20,000,033 collateralized by $19,244,520 in U.S. Government Agencies 2.0000% - 4.5000%, 11/1/35 - 2/1/51 with a value of $20,400,034	20,000,000	20,000,000
Total Repurchase Agreements (cost $97,500,000)		97,500,000
Total Investments (total cost $348,624,579) – 99.6%		348,624,579
Cash, Receivables and Other Assets, net of Liabilities – 0.4%		1,352,128
Net Assets – 100%		$349,976,707

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

4	JUNE 30, 2021

Janus Henderson Government Money Market Fund

Notes to Schedule of Investments and Other Information

LLC	Limited Liability Company
LOC	Letter of Credit
LP	Limited Partnership

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

¶

Variable rate demand notes are not based on a published reference rate and spread; they are determined by the issuer or remarketing agent and current market conditions. The reference rate in the security description is as of June 30, 2021.

ë	The Fund may have elements of risk due to concentration of investments. Such concentrations may subject the Fund to additional risks.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
U.S. Government Agency Notes	$-	$130,696,037	$-
U.S. Treasury Debt	-	64,998,542	-
Variable Rate Demand Notes	-	55,430,000	-
Repurchase Agreements	-	97,500,000	-
Total Assets	$-	$348,624,579	$-

Janus Investment Fund	5

Janus Henderson Government Money Market Fund

Statement of Assets and Liabilities

June 30, 2021

Assets:
Investments, at value (cost $251,124,579)	$251,124,579
Repurchase agreements, at value (cost $97,500,000)	97,500,000
Cash	105,389
Non-interested Trustees' deferred compensation	8,491
Receivables:
Fund shares sold	1,593,777
Interest	6,080
Other assets	6
Total Assets	350,338,322
Liabilities:
Payables:	—
Fund shares repurchased	305,187
Professional fees	39,325
Non-interested Trustees' deferred compensation fees	8,491
Advisory fees	6,915
Non-interested Trustees' fees and expenses	1,356
Dividends	341
Total Liabilities	361,615
Net Assets	$349,976,707
Net Assets Consist of:
Capital (par value and paid-in surplus)	$349,979,464
Total distributable earnings (loss)	(2,757)
Total Net Assets	$349,976,707
Net Assets - Class D Shares	$343,130,457
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	343,140,395
Net Asset Value Per Share	$1.00
Net Assets - Class T Shares	$6,846,250
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,846,494
Net Asset Value Per Share	$1.00

See Notes to Financial Statements.

6	JUNE 30, 2021

Janus Henderson Government Money Market Fund

Statement of Operations

For the year ended June 30, 2021

Investment Income:
Interest	$322,980
Other income	211
Total Investment Income	323,191
Expenses:
Advisory fees	704,035
Administration services fees:
Class D Shares	1,241,936
Class T Shares	26,735
Professional fees	40,475
Non-interested Trustees’ fees and expenses	6,178
Total Expenses	2,019,359
Less: Excess Expense Reimbursement and Waivers	(1,703,102)
Net Expenses	316,257
Net Investment Income/(Loss)	6,934
Net Realized Gain/(Loss) on Investments:
Investments	(2)
Total Net Realized Gain/(Loss) on Investments	(2)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$6,932

See Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Government Money Market Fund

Statements of Changes in Net Assets

	Year ended June 30, 2021	Year ended June 30, 2020

Operations:
Net investment income/(loss)	$6,934	$2,202,484
Net realized gain/(loss) on investments	(2)	(18)
Net Increase/(Decrease) in Net Assets Resulting from Operations	6,932	2,202,466
Dividends and Distributions to Shareholders:
Class D Shares	(6,795)	(2,126,919)
Class T Shares	(138)	(75,565)
Net Decrease from Dividends and Distributions to Shareholders	(6,933)	(2,202,484)
Capital Share Transactions:
Class D Shares	18,529,382	122,021,460
Class T Shares	(537,803)	(464,559)
Net Increase/(Decrease) from Capital Share Transactions	17,991,579	121,556,901
Net Increase/(Decrease) in Net Assets	17,991,578	121,556,883
Net Assets:
Beginning of period	331,985,129	210,428,246
End of period	$349,976,707	$331,985,129

See Notes to Financial Statements.

8	JUNE 30, 2021

Janus Henderson Government Money Market Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	—(2)	0.01	0.02	0.01	—(2)
Net realized and unrealized gain/(loss)(2)	—	—	—	—	—
Total from Investment Operations	—	0.01	0.02	0.01	—
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	(0.01)	(0.02)	(0.01)	—(2)
Total Dividends and Distributions	—	(0.01)	(0.02)	(0.01)	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return*	0.00%	0.96%	1.71%	0.79%	0.05%
Net Assets, End of Period (in thousands)	$343,130	$324,601	$202,580	$188,213	$179,761
Average Net Assets for the Period (in thousands)	$344,963	$252,388	$197,526	$185,892	$181,337
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.57%	0.63%	0.69%	0.69%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.09%	0.49%	0.59%	0.59%	0.58%
Ratio of Net Investment Income/(Loss)	0.00%(3)	0.84%	1.70%	0.79%	0.05%

Class T Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	—(2)	0.01	0.02	0.01	—(2)
Net realized and unrealized gain/(loss)(2)	—	—	—	—	—
Total from Investment Operations	—	0.01	0.02	0.01	—
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	(0.01)	(0.02)	(0.01)	—(2)
Total Dividends and Distributions	—	(0.01)	(0.02)	(0.01)	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return*	0.00%	0.94%	1.70%	0.76%	0.04%
Net Assets, End of Period (in thousands)	$6,846	$7,384	$7,849	$8,544	$7,458
Average Net Assets for the Period (in thousands)	$7,040	$7,745	$8,055	$8,262	$8,190
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.59%	0.66%	0.71%	0.72%	0.71%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.09%	0.53%	0.61%	0.62%	0.61%
Ratio of Net Investment Income/(Loss)	0.00%(3)	0.98%	1.67%	0.76%	0.04%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Government Money Market Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Government Money Market Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital preservation and liquidity with current income as a secondary objective.

The Fund offers two classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer both classes of shares.

The Fund operates as a “government money market fund” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended. As a government money market fund, the Fund pursues its investment objectives by normally investing at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities).

As a government money market fund, the Fund is not required to impose a liquidity fee and/or a redemption gate on fund redemptions. The Trustees have determined not to subject the Fund to a liquidity fee and/or a redemption gate on fund redemptions. The Trustees have reserved its ability to change this determination with respect to liquidity fees and/or redemption gates, but only after providing appropriate prior notice to shareholders.

Shareholders, including individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Liquidity

The Fund has adopted liquidity requirements (measured at the time of purchase) as noted:

The Fund will limit its investments in illiquid securities to 5% or less of its total assets.

Daily liquidity. The Fund will invest at least 10% of its total assets in “daily liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day, and/or amounts receivable and due unconditionally within one business day on pending sales of portfolio securities.

Weekly liquidity. The Fund will invest at least 30% of its assets in “weekly liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within five business days.

10	JUNE 30, 2021

Janus Henderson Government Money Market Fund

Notes to Financial Statements

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Investments held by the Fund are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE.

Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are

Janus Investment Fund	11

Janus Henderson Government Money Market Fund

Notes to Financial Statements

allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

Dividends, if any, are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States.

12	JUNE 30, 2021

Janus Henderson Government Money Market Fund

Notes to Financial Statements

These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Janus Investment Fund	13

Janus Henderson Government Money Market Fund

Notes to Financial Statements

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Goldman Sachs & Co.	$10,000,000	$—	$(10,000,000)	$—
HSBC Securities (USA), Inc	10,000,000	—	(10,000,000)	—
ING Financial Markets LLC	35,000,000	—	(35,000,000)	—
Royal Bank of Canada, NY Branch	22,500,000	—	(22,500,000)	—
Wells Fargo Securities LLC	20,000,000	—	(20,000,000)	—

Total	$97,500,000	$—	$(97,500,000)	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such

14	JUNE 30, 2021

Janus Henderson Government Money Market Fund

Notes to Financial Statements

sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

Variable and Floating Rate Notes

The Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days’ notice. The Fund may purchase variable and floating rate demand notes of U.S. Government issuers or commercial banks. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment. The rate of interest on securities purchased by the Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Fund, as well as other money market rates of interest. The Fund will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.20% of its average daily net assets.

Janus Capital may waive and/or reimburse additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. These waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of Janus Capital. There is no guarantee that the Fund will maintain a positive yield. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Class D Shares and Class T Shares of the Fund compensate Janus Capital at an annual rate of 0.36% and 0.38%, respectively, of average daily net assets for providing certain administration services including, but not limited to, oversight and coordination of the Fund’s service providers, recordkeeping and registration functions and also to pay for costs such as shareholder servicing and custody. These amounts are disclosed as “Administration services fees” on the Statement of Operations. A portion of the Fund’s administration fee is paid to BNP Paribas Financial Services ("BPFS"). BPFS provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund. Janus Capital does not receive any additional compensation, beyond the administration services fee for serving as administrator.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $559,325 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2021.

Janus Investment Fund	15

Janus Henderson Government Money Market Fund

Notes to Financial Statements

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 5,116	$ -	$ (20)	$ -	$ -	$ (7,853)	$ -

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2021, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2021
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ (20)	$ -	$ (20)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 6,933	$ -	$ -	$ -

For the year ended June 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 2,202,484	$ -	$ -	$ -

16	JUNE 30, 2021

Janus Henderson Government Money Market Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2021		Year ended June 30, 2020
	Shares	Amount	Shares	Amount

Class D Shares:
Shares sold	283,357,789	$283,357,788	317,884,747	$317,884,746
Reinvested dividends and distributions	5,118	5,118	2,093,457	2,093,457
Shares repurchased	(264,833,523)	(264,833,524)	(197,956,742)	(197,956,743)
Net Increase/(Decrease)	18,529,384	$ 18,529,382	122,021,462	$122,021,460
Class T Shares:
Shares sold	10,516,520	$ 10,516,520	8,718,223	$ 8,718,222
Reinvested dividends and distributions	138	138	75,224	75,224
Shares repurchased	(11,054,461)	(11,054,461)	(9,258,005)	(9,258,005)
Net Increase/(Decrease)	(537,803)	$ (537,803)	(464,558)	$ (464,559)

6. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	17

Janus Henderson Government Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Government Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Government Money Market Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2021, the related statement of operations for the year ended June 30, 2021, the statements of changes in net assets for each of the two years in the period ended June 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2021 and the financial highlights for each of the five years in the period ended June 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 20, 2021

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

18	JUNE 30, 2021

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Monthly Portfolio Holdings

The Fund files its complete holdings in a monthly report on Form N-MFP within 5 business days after each month end. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees

Janus Investment Fund	19

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

20	JUNE 30, 2021

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

Janus Investment Fund	21

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months

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Janus Henderson Government Money Market Fund

Additional Information (unaudited)

ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

Janus Investment Fund	23

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus

24	JUNE 30, 2021

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	25

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Government Money Market Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The

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Janus Henderson Government Money Market Fund

Additional Information (unaudited)

Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that,

28	JUNE 30, 2021

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the

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Janus Henderson Government Money Market Fund

Additional Information (unaudited)

subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Capital Management LLC, the Fund’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”).

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the annual period ended June 30, 2021, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2020 through December 31, 2020 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Fund was able to meet redemptions during the normal course of business during the Reporting Period, and discussed the additional actions that the Liquidity Risk Working Group took during the period of market volatility in the spring of 2020 to monitor the Fund’s liquidity. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, taking into account the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Janus Henderson Government Money Market Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

Janus Investment Fund	31

Janus Henderson Government Money Market Fund

Useful Information About Your Fund Report (unaudited)

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Government Money Market Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2021:

Section 163(j) Interest Dividend	81%

Janus Investment Fund	33

Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 51 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present

Independent Consultant (since 2019) and Chief Operating Officer, muun chi LLC (organic food business) (since 2020). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

51

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

Janus Investment Fund	35

Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	51

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

36	JUNE 30, 2021

Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	51

Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	37

Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	51	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	51

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	51

Director of Family Service of Lake County (since 2019). Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	51

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), and Director of Walmart (until 2017).

Janus Investment Fund	39

Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
David Spilsted 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Henderson Government Money Market Fund	7/17-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Henderson Investors.
Garrett Strum 151 Detroit Street Denver, CO 80206 DOB: 1981	Executive Vice President and Co-Portfolio Manager Janus Henderson Government Money Market Fund	5/17-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Henderson Investors.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President and Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Management LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

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Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Capital Management LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017-September 2017), Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Services LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	41

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93025 08-21

ANNUAL REPORT June 30, 2021

Janus Henderson High-Yield Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson High-Yield Fund

Janus Henderson High-Yield Fund (unaudited)

FUND SNAPSHOT

 A high-conviction, active high-yield fund that seeks to generate competitive risk-adjusted returns while mitigating drawdowns. The Fund takes a research-first mentality on both macro and security selection risks.

Seth Meyer co-portfolio manager	Brent Olson co-portfolio manager

PERFORMANCE OVERVIEW

During the one-year period ended June 30, 2021, Janus Henderson High-Yield Fund’s Class I Shares returned 16.99% compared with a 15.37% return for the Fund’s benchmark, the Bloomberg Barclays U.S. Corporate High-Yield Bond Index.

MARKET ENVIRONMENT

The period began amid economically damaging social distancing measures put in place by governments worldwide to mitigate the spread of COVID-19. However, U.S. credit markets had already begun recovering from their March lows as significant monetary and fiscal stimulus supported the markets and mid-period vaccine developments created optimism around a potential economic reopening in 2021. Indeed, during the second half of the period, vaccines were distributed at a faster-than-expected-rate and cyclical industries rebounded sharply as consumers began to resume aspects of their lifestyles that had previously been restricted.

Strong consumer spending coupled with supply chain issues and the residual effects of monetary and fiscal stimulus measures then brought on concerns of inflation. Yields on longer-term Treasury bonds rose quickly during February and March. However, inflation expectations moderated by period end as certain commodity prices cooled and market participants gravitated toward the Federal Reserve’s (Fed) view that many aspects of inflation should be transitory. Ultimately, the yield on the 5-year note closed June at 0.89%, up from 0.29% a year earlier.

High-yield bonds, which are typically more sensitive to an improving economic environment than Treasury moves, generated double-digit gains. Despite a robust new issuance market, high-yield spreads compressed to their tightest post-Global Financial Crisis levels. CCC rated bonds outperformed higher-rated tiers as investors eager for higher yields felt comfortable adding additional credit risk.

PERFORMANCE DISCUSSION

We had a favorable view on the U.S. economy and believed the Fed was likely to remain accommodative, which should benefit high-yield bonds. Further, the high-yield market increasingly focused on improving economic fundamentals, becoming more confident in sustained economic growth, lower default rates and improved corporate earnings in 2021.

Fund performance benefited from our early-period rotation into more cyclical sectors, including gaming and metals and mining, as well as our investment-grade exposure. As valuations tightened and investors’ showed appetite for more credit risk, we rotated from certain stronger-performing investment-grade names into lower-rated issuers, enabling us to capture some of the robust performance in the lowest tiers of the high-yield market; although, we trimmed our overweights in CCC and CC rated securities near period end, after strong performance.

Over the period, we also added significant exposure to the BB rated segment of the market, seeking to identify individual names that we think have the potential to be “rising stars” – securities that, in our view, could see sufficient rating improvement to push them into the investment-grade market in the years ahead. Additionally, we sought to capitalize on what we deemed to be attractively priced new issues from companies with quality business models.

Strong security selection aided relative outperformance during the period particularly in the gaming, automotive and independent energy sectors. Our asset allocation decisions, including the Fund’s exposure to equity and equity-like securities also contributed to incremental results. An equity position in Caesars Entertainment benefited from improved visitation rates as the period progressed and from the casino operator’s better-than-expected earnings results. Positioning in Ford also aided relative returns – we held the company’s debt earlier in the period, but subsequently rotated into equity, believing

Janus Investment Fund	1

Janus Henderson High-Yield Fund (unaudited)

it presented a more attractive risk-adjusted opportunity. Successfully navigating Ford’s capital structure was a meaningful contributor. Bonds of Great Western Petroleum were also additive to incremental returns. We had expected the company to refinance bonds maturing this year, which they did, and our position was tendered at par.

Gains were partially offset by our positionings in the retailers sector and lack of exposure to names that did not meet our strict criteria for inclusion in the portfolio. Specifically, our lack of exposure to the CCC rated names in the oil field services sector detracted. A zero weight in a multinational business jet manufacturer that constitutes a large position in the index also weighed on returns when the company was able to execute on a long overdue asset sale of its rail business – the proceeds of which were earmarked to pay down debt. Computer memory manufacturer Micron Technology further held back results due to a weak environment for NAND memory. We sold the position in the first half of the period and redeployed the proceeds into higher-conviction ideas. Our modest cash position also detracted; cash is not used as a strategy within the Fund but is a residual of our investment process.

DERIVATIVES USAGE

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We continue to expect strong economic growth, fueled by the combination of excess aggregate consumer savings, fiscal stimulus and pent-up demand. The positive effect on company fundamentals, and high-yield companies in particular, can be seen in the steady decline of default expectations. While forecasts vary, it is possible that the coming quarters will produce the lowest default rate in the history of the high-yield index, at levels below 1%.

Additionally, the market is entering a multi-year period where the volume of short-dated maturities is relatively benign. With little debt maturing, there is less need to access markets, further improving the outlook for short-term risk-adjusted returns. Between the positive fundamental outlook, declining defaults, and the ongoing demand for yield in a low-yield environment, we expect that high-yield bond spreads are likely to continue to tighten, despite nearing historic lows.

We expect BB rated bonds will outperform the general market in the quarters ahead. This is due in part to the potential for historic credit upgrades amid a historic recovery, but relative valuations favor BB securities as well. On a risk-adjusted basis, BB securities currently offer around four times the yield of BBB investment-grade securities – a historic aberration that is more likely to be corrected than extended.

While high-yield portfolio returns in 2020 were largely determined by the broad market shock and recovery from COVID-19, we anticipate overall returns in 2021 will be determined by the relative performance of individual sectors and companies. Selectivity will be essential. However, we believe opportunities will continue to present themselves, whether as a result of perceived mispricings in the market, or the inevitability of volatility.

Thank you for your investment in Janus Henderson High-Yield Fund.

2	JUNE 30, 2021

Janus Henderson High-Yield Fund (unaudited)

Fund At A Glance

June 30, 2021

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	3.67%	3.67%
Class A Shares MOP	3.50%	3.50%
Class C Shares**	2.89%	2.93%
Class D Shares	3.86%	3.87%
Class I Shares	3.92%	3.92%
Class N Shares	4.00%	4.00%
Class R Shares	3.22%	3.25%
Class S Shares	3.37%	3.50%
Class T Shares	3.75%	3.75%
Weighted Average Maturity		6.7 Years
Average Effective Duration***		3.7 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
BBB	2.5%
BB	43.4%
B	37.6%
CCC	11.1%
Not Rated	-0.5%
Other	5.9%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	87.2%
Bank Loans and Mezzanine Loans	4.8%
Preferred Stocks	2.3%
Common Stocks	2.2%
Investment Companies	1.9%
Investments Purchased with Cash Collateral from Securities Lending	1.9%
Asset-Backed/Commercial Mortgage-Backed Securities	0.6%
Other	(0.9)%
100.0%

Janus Investment Fund	3

Janus Henderson High-Yield Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2021					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	16.56%	6.60%	5.75%	7.17%	0.98%	0.98%
Class A Shares at MOP	10.99%	5.56%	5.23%	6.97%
Class C Shares at NAV	15.86%	5.90%	5.03%	6.43%	1.72%	1.72%
Class C Shares at CDSC	14.86%	5.90%	5.03%	6.43%
Class D Shares	16.93%	6.86%	5.99%	7.31%	0.77%	0.77%
Class I Shares	16.99%	6.93%	6.07%	7.34%	0.72%	0.72%
Class N Shares	17.09%	7.02%	6.13%	7.35%	0.62%	0.62%
Class R Shares	16.20%	6.15%	5.33%	6.71%	1.57%	1.39%
Class S Shares	16.47%	6.42%	5.60%	6.97%	1.30%	1.13%
Class T Shares	16.82%	6.77%	5.90%	7.26%	0.87%	0.87%
Bloomberg Barclays U.S. Corporate High-Yield Bond Index	15.37%	7.48%	6.66%	7.12%
Morningstar Quartile - Class T Shares	1st	2nd	2nd	1st
Morningstar Ranking - based on total returns for High Yield Bond Funds	171/693	219/634	160/489	16/200

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2020.

4	JUNE 30, 2021

Janus Henderson High-Yield Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund's former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund's former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 29, 1995

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	5

Janus Henderson High-Yield Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Net Annualized Expense Ratio (1/1/21 - 6/30/21)
Class A Shares	$1,000.00	$1,039.30	$4.70	$1,000.00	$1,020.18	$4.66	0.93%
Class C Shares	$1,000.00	$1,035.80	$8.03	$1,000.00	$1,016.91	$7.95	1.59%
Class D Shares	$1,000.00	$1,041.50	$3.70	$1,000.00	$1,021.17	$3.66	0.73%
Class I Shares	$1,000.00	$1,040.60	$3.44	$1,000.00	$1,021.42	$3.41	0.68%
Class N Shares	$1,000.00	$1,042.20	$3.04	$1,000.00	$1,021.82	$3.01	0.60%
Class R Shares	$1,000.00	$1,037.20	$6.97	$1,000.00	$1,017.95	$6.90	1.38%
Class S Shares	$1,000.00	$1,038.40	$5.56	$1,000.00	$1,019.34	$5.51	1.10%
Class T Shares	$1,000.00	$1,039.80	$4.20	$1,000.00	$1,020.68	$4.16	0.83%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2021

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– 0.6%
Amercian Airlines Inc / AAdvantage Loyalty IP Ltd, 5.5000%, 4/20/26 (144A)	$4,091,000	$4,331,346
Amercian Airlines Inc / AAdvantage Loyalty IP Ltd, 5.7500%, 4/20/29 (144A)	3,035,000	3,281,594
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $7,126,000)		7,612,940
Bank Loans and Mezzanine Loans– 4.8%
Basic Industry – 0.2%
Aruba Investments Holdings LLC,
ICE LIBOR USD 3 Month + 7.7500%, 8.5000%, 11/24/28‡	2,497,000	2,505,315
Brokerage – 0.3%
Jane Street Group LLC, ICE LIBOR USD 1 Month + 2.7500%, 2.8543%, 1/26/28‡	2,859,630	2,844,302
Capital Goods – 0.4%
Arcline FM Holdings LLC, ICE LIBOR USD 3 Month + 4.7500%, 5.5000%, 6/16/28‡	2,075,000	2,076,307
Arcline FM Holdings LLC, ICE LIBOR USD 3 Month + 8.2500%, 9.0000%, 6/15/29‡	2,582,000	2,582,000
		4,658,307
Communications – 0.6%
CCI Buyer Inc, ICE LIBOR USD 3 Month + 4.0000%, 4.7500%, 12/17/27‡	2,288,423	2,290,872
Formula One Management Ltd,
ICE LIBOR USD 1 Month + 2.5000%, 3.5000%, 2/1/24‡	5,290,845	5,258,624
		7,549,496
Consumer Cyclical – 1.8%
18 Fremont Street Acquisition LLC,
ICE LIBOR USD 3 Month + 8.0000%, 9.5000%, 8/9/25‡	4,715,183	4,809,486
Boardriders Inc, ICE LIBOR USD 3 Month + 8.0000%, 9.0000%, 4/23/24‡,¢	326,316	326,316
Enterprise Development Authority/The,
ICE LIBOR USD 1 Month + 4.2500%, 5.0000%, 2/28/28‡	2,482,472	2,488,678
Flynn Restaurant Group LP,
ICE LIBOR USD 3 Month + 3.5000%, 3.6043%, 6/27/25‡	1,807,513	1,792,981
K-MAC Holdings Corp, ICE LIBOR USD 3 Month + 6.7500%, 9.0000%, 3/16/26‡	1,411,606	1,417,408
Kodiak BP LLC, ICE LIBOR USD 3 Month + 3.2500%, 4.0000%, 3/12/28‡	815,955	814,168
Mic Glen LLC, ICE LIBOR USD 1 Month + 6.7500%, 7.2500%, 6/23/29ƒ,‡	3,064,676	3,078,467
Tacala Investment Corp, ICE LIBOR USD 1 Month + 7.5000%, 8.2500%, 2/4/28‡	6,817,969	6,822,264
		21,549,768
Consumer Non-Cyclical – 0.5%
City Brewing Co LLC, ICE LIBOR USD 3 Month + 3.5000%, 4.2500%, 4/5/28‡	2,568,367	2,577,999
Journey Personal Care Corp,
ICE LIBOR USD 3 Month + 4.2500%, 5.0000%, 3/1/28‡	2,671,647	2,676,670
National Mentor Holdings Inc,
ICE LIBOR USD 1 Month + 7.2500%, 8.0000%, 3/2/29‡	759,111	768,600
		6,023,269
Technology – 0.8%
Magenta Buyer LLC, ICE LIBOR USD 1 Month + 8.2500%, 9.0000%, 5/3/29ƒ,‡	7,098,000	7,009,275
Proofpoint Inc, ICE LIBOR USD 1 Month + 3.2500%, 3.7500%, 6/9/28ƒ,‡	2,948,000	2,929,958
		9,939,233
Transportation – 0.2%
AAdvantage Loyalty IP Ltd,
ICE LIBOR USD 1 Month + 4.7500%, 5.5000%, 4/20/28‡	2,108,000	2,196,009
Total Bank Loans and Mezzanine Loans (cost $56,595,224)		57,265,699
Corporate Bonds– 87.2%
Banking – 0.4%
Credit Suisse Group AG,
US Treasury Yield Curve Rate 5 Year + 3.5540%, 4.5000% (144A)‡,µ	4,532,000	4,497,557
Basic Industry – 5.6%
Arconic Rolled Products, 6.1250%, 2/15/28 (144A)	7,187,000	7,709,639
CVR Partners LP / CVR Nitrogen Finance Corp, 6.1250%, 6/15/28 (144A)	3,408,000	3,493,200
Freeport-McMoRan Inc, 4.6250%, 8/1/30	5,268,000	5,768,460
Herens Holdco Sarl, 4.7500%, 5/15/28 (144A)	1,085,000	1,079,575
Hudbay Minerals Inc, 4.5000%, 4/1/26 (144A)	4,705,000	4,722,644
Hudbay Minerals Inc, 6.1250%, 4/1/29 (144A)	5,384,000	5,733,960

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Basic Industry– (continued)
INEOS Quattro Finance 2 PLC, 3.3750%, 1/15/26 (144A)	$2,870,000	$2,907,970
Kaiser Aluminum Corp, 4.5000%, 6/1/31 (144A)	3,455,000	3,543,241
Novelis Corp, 4.7500%, 1/30/30 (144A)	4,483,000	4,707,150
OCI NV, 5.2500%, 11/1/24 (144A)	1,841,000	1,897,519
Olin Corp, 5.6250%, 8/1/29	6,287,000	6,901,869
Polar US Borrower LLC, 6.7500%, 5/15/26 (144A)	4,876,000	4,882,095
SCIH Salt Holdings Inc, 4.8750%, 5/1/28 (144A)	7,716,000	7,715,074
Trinseo Materials Operating SCA / Trinseo Materials Finance Inc,
5.1250%, 4/1/29 (144A)	2,779,000	2,841,528
Univar Solutions USA Inc, 5.1250%, 12/1/27 (144A)	2,765,000	2,906,706
		66,810,630
Brokerage – 0.9%
Compass Group Diversified Holdings LLC, 5.2500%, 4/15/29 (144A)	2,644,000	2,749,760
LPL Holdings Inc, 4.3750%, 5/15/31 (144A)	7,372,000	7,454,935
		10,204,695
Capital Goods – 7.9%
APi Group DE Inc, 4.1250%, 7/15/29 (144A)	3,763,000	3,741,852
ARD Finance SA, 6.5000% (6.50% Cash or 7.25% PIK), 6/30/27 (144A)Ø	14,513,175	15,246,347
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
5.2500%, 8/15/27 (144A)	6,942,000	7,080,840
Atkore Inc, 4.2500%, 6/1/31 (144A)	1,200,000	1,215,360
Beacon Roofing Supply Inc, 4.1250%, 5/15/29 (144A)	3,550,000	3,540,930
BWX Technologies Inc, 4.1250%, 4/15/29 (144A)	2,257,000	2,296,498
CP Atlas Buyer Inc, 7.0000%, 12/1/28 (144A)	2,797,000	2,898,391
JELD-WEN Inc, 4.8750%, 12/15/27 (144A)	4,823,000	5,012,158
LABL Escrow Issuer LLC, 6.7500%, 7/15/26 (144A)	2,677,000	2,855,636
LABL Escrow Issuer LLC, 10.5000%, 7/15/27 (144A)	5,036,000	5,552,190
Madison IAQ LLC, 5.8750%, 6/30/29 (144A)	4,675,000	4,756,812
Standard Industries Inc/NJ, 3.3750%, 1/15/31 (144A)	7,941,000	7,601,205
Summit Materials LLC / Summit Materials Finance Corp,
5.2500%, 1/15/29 (144A)	5,524,000	5,868,863
Titan International Inc, 7.0000%, 4/30/28 (144A)	5,033,000	5,265,776
TransDigm Inc, 4.8750%, 5/1/29 (144A)	11,839,000	11,951,470
Vertical Holdco GmbH, 7.6250%, 7/15/28 (144A)	3,694,000	4,008,692
Vertical US Newco Inc, 5.2500%, 7/15/27 (144A)	3,245,000	3,419,419
White Cap Parent LLC, 8.2500% (8.25% Cash or 9.00% PIK), 3/15/26 (144A)#,Ø	1,783,000	1,844,799
		94,157,238
Communications – 13.5%
Altice Financing SA, 5.0000%, 1/15/28 (144A)	6,351,000	6,225,060
Altice France Holding SA, 10.5000%, 5/15/27 (144A)	4,585,000	5,095,081
Altice France SA, 5.1250%, 7/15/29 (144A)	8,776,000	8,819,002
Block Communications Inc, 4.8750%, 3/1/28 (144A)	6,753,000	6,888,060
Cablevision Lightpath LLC, 5.6250%, 9/15/28 (144A)	2,803,000	2,854,855
CCO Holdings LLC / CCO Holdings Capital Corp, 5.1250%, 5/1/27 (144A)	5,136,000	5,387,150
CCO Holdings LLC / CCO Holdings Capital Corp, 5.0000%, 2/1/28 (144A)	3,551,000	3,724,111
CCO Holdings LLC / CCO Holdings Capital Corp, 4.5000%, 8/15/30 (144A)	4,365,000	4,544,899
CCO Holdings LLC / CCO Holdings Capital Corp, 4.5000%, 6/1/33 (144A)	5,033,000	5,150,068
Connect Finco Sarl / Connect US Finco LLC, 6.7500%, 10/1/26 (144A)	7,453,000	7,881,547
Consolidated Communications Inc, 5.0000%, 10/1/28 (144A)	4,560,000	4,622,700
CSC Holdings LLC, 5.3750%, 2/1/28 (144A)	6,534,000	6,912,645
CSC Holdings LLC, 7.5000%, 4/1/28 (144A)	5,522,000	6,060,395
CSC Holdings LLC, 5.7500%, 1/15/30 (144A)	3,741,000	3,885,964
CSC Holdings LLC, 4.6250%, 12/1/30 (144A)	8,275,000	8,118,685
DISH DBS Corp, 5.1250%, 6/1/29 (144A)	2,600,000	2,567,318
Front Range BidCo Inc, 4.0000%, 3/1/27 (144A)	5,931,000	5,890,195
GCI LLC, 4.7500%, 10/15/28 (144A)	6,538,000	6,691,643
Gray Television Inc, 4.7500%, 10/15/30 (144A)	6,874,000	6,850,147
LCPR Senior Secured Financing DAC, 6.7500%, 10/15/27 (144A)	3,655,000	3,938,993
LCPR Senior Secured Financing DAC, 5.1250%, 7/15/29 (144A)	3,397,000	3,511,649

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2021

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Communications– (continued)
Level 3 Financing Inc, 3.6250%, 1/15/29 (144A)	$4,574,000		$4,413,910
Liberty Interactive LLC, 8.2500%, 2/1/30	7,598,000		8,684,572
Northwest Fiber LLC / Northwest Fiber Finance Sub Inc,
6.0000%, 2/15/28 (144A)	2,856,000		2,862,255
Sirius XM Radio Inc, 4.0000%, 7/15/28 (144A)	4,261,000		4,388,830
Summer (BC) Bidco B LLC, 5.5000%, 10/31/26 (144A)	898,000		912,988
Uniti Group LP / Uniti Group Finance Inc, 6.5000%, 2/15/29 (144A)	3,918,000		3,927,795
Univision Communications Inc, 4.5000%, 5/1/29 (144A)	2,977,000		2,999,327
Virgin Media Finance PLC, 5.0000%, 7/15/30 (144A)	2,771,000		2,799,514
Windstream Escrow LLC, 7.7500%, 8/15/28 (144A)	7,067,000		7,279,010
Ziggo BV, 5.1250%, 2/28/30 (144A)	6,300,000		6,447,987
			160,336,355
Construction & Engineering – 0.2%
Arcosa Inc, 4.3750%, 4/15/29 (144A)	1,846,000		1,878,305
Consumer Cyclical – 18.6%
1011778 BC ULC / New Red Finance Inc, 4.0000%, 10/15/30 (144A)	9,682,000		9,367,335
American Axle & Manufacturing Inc, 6.8750%, 7/1/28#	3,164,000		3,455,658
Arches Buyer Inc, 4.2500%, 6/1/28 (144A)	2,267,000		2,241,496
Bloomin' Brands Inc, 5.1250%, 4/15/29 (144A)	4,011,000		4,121,302
Caesars Resort Collection LLC / CRC Finco Inc, 5.2500%, 10/15/25 (144A)	2,885,000		2,921,062
Carnival Corp, 7.6250%, 3/1/26 (144A)	3,165,000		3,437,981
Carrols Restaurant Group Inc, 5.8750%, 7/1/29 (144A)	2,243,000		2,212,159
Cars.com Inc, 6.3750%, 11/1/28 (144A)	2,655,000		2,831,664
Carvana Co, 5.5000%, 4/15/27 (144A)	4,501,000		4,648,318
CCM Merger Inc, 6.3750%, 5/1/26 (144A)	1,312,000		1,377,600
Century Communities Inc, 5.8750%, 7/15/25	2,812,000		2,908,227
Cinemark USA Inc, 5.2500%, 7/15/28 (144A)	4,086,000		4,188,150
Colt Merger Sub Inc, 5.7500%, 7/1/25 (144A)	2,622,000		2,762,933
Downstream Development Authority of the Quapaw Tribe of Oklahoma,
10.5000%, 2/15/23 (144A)	9,325,000		9,719,914
Ford Motor Co, 8.5000%, 4/21/23	3,005,000		3,353,430
Ford Motor Co, 9.0000%, 4/22/25	10,174,000		12,543,219
Ford Motor Co, 6.3750%, 2/1/29	605,000		702,708
Ford Motor Co, 9.6250%, 4/22/30	4,089,000		5,867,715
Ford Motor Co, 7.4500%, 7/16/31	6,511,000		8,561,965
Ford Motor Co, 4.7500%, 1/15/43	3,384,000		3,595,500
Full House Resorts Inc, 8.2500%, 2/15/28 (144A)	5,105,000		5,564,450
General Motors Financial Co Inc,
ICE LIBOR USD 3 Month + 3.5980%, 5.7500%‡,µ	4,793,000		5,216,653
GoDaddy Operating Co LLC / GD Finance Co Inc, 3.5000%, 3/1/29 (144A)	3,623,000		3,599,450
Golden Entertainment Inc, 7.6250%, 4/15/26 (144A)	3,746,000		3,980,125
Goodyear Tire & Rubber Co/The, 5.2500%, 4/30/31	4,968,000		5,185,350
Goodyear Tire & Rubber Co/The, 5.2500%, 7/15/31 (144A)	3,411,000		3,564,495
IRB Holding Corp, 7.0000%, 6/15/25 (144A)	2,746,000		2,965,735
Jaguar Land Rover Automotive PLC, 7.7500%, 10/15/25 (144A)	2,707,000		2,970,932
Jaguar Land Rover Automotive PLC, 5.8750%, 1/15/28 (144A)	3,580,000		3,767,950
JB Poindexter & Co Inc, 7.1250%, 4/15/26 (144A)	2,837,000		2,996,581
Life Time Inc, 5.7500%, 1/15/26 (144A)	5,555,000		5,756,369
Life Time Inc, 8.0000%, 4/15/26 (144A)	2,673,000		2,848,723
Lithia Motors Inc, 3.8750%, 6/1/29 (144A)	1,296,000		1,343,369
Lithia Motors Inc, 4.3750%, 1/15/31 (144A)	5,471,000		5,860,043
LSF9 Atlantis Holdings LLC / Victra Finance Corp, 7.7500%, 2/15/26 (144A)	3,757,000		3,896,234
Newco GB SAS, 8.0000% (8.00% Cash or 8.75% PIK), 12/15/22Ø	1,873,914	EUR	2,243,942
Nordstrom Inc, 5.0000%, 1/15/44	3,923,000		3,910,042
Prime Security Services Borrower LLC / Prime Finance Inc,
3.3750%, 8/31/27 (144A)	2,018,000		1,957,460
Realogy Group LLC / Realogy Co-Issuer Corp, 5.7500%, 1/15/29 (144A)	2,789,000		2,915,593
Rent-A-Center Inc, 6.3750%, 2/15/29 (144A)	3,913,000		4,201,584
Service Corporation International, 4.0000%, 5/15/31	2,276,000		2,323,056

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Consumer Cyclical– (continued)
Shea Homes LP / Shea Homes Funding Corp, 4.7500%, 4/1/29 (144A)	$6,203,000	$6,369,737
Taylor Morrison Home Corp, 5.1250%, 8/1/30 (144A)	2,663,000	2,886,372
Twin River Worldwide Holdings Inc, 6.7500%, 6/1/27 (144A)	8,825,000	9,404,185
Vail Resorts Inc, 6.2500%, 5/15/25 (144A)	6,450,000	6,903,951
VICI Properties LP / VICI Note Co Inc, 4.1250%, 8/15/30 (144A)	4,601,000	4,724,399
Weekley Homes LLC / Weekly Finance Corp, 4.8750%, 9/15/28 (144A)	1,872,000	1,937,520
Wendy's International LLC, 7.0000%, 12/15/25	2,072,000	2,331,000
WW International Inc, 4.5000%, 4/15/29 (144A)	1,653,000	1,665,398
Wyndham Destinations Inc, 6.6000%, 10/1/25	4,492,000	5,048,963
Wyndham Destinations Inc, 6.6250%, 7/31/26 (144A)	3,691,000	4,181,903
Wynn Macau Ltd, 5.6250%, 8/26/28 (144A)	4,679,000	4,877,857
Yum! Brands Inc, 3.6250%, 3/15/31	2,938,000	2,923,310
		221,141,067
Consumer Non-Cyclical – 14.5%
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC,
4.6250%, 1/15/27 (144A)	4,546,000	4,754,889
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC,
4.8750%, 2/15/30 (144A)	6,610,000	7,049,631
AMN Healthcare Inc, 4.6250%, 10/1/27 (144A)	6,752,000	7,016,678
Ardent Health Services LLC, 5.7500%, 7/15/29 (144A)	1,600,000	1,622,000
Bausch Health Americas Inc, 8.5000%, 1/31/27 (144A)	3,884,000	4,221,520
Bausch Health Cos Inc, 9.0000%, 12/15/25 (144A)	5,168,000	5,541,646
Bausch Health Cos Inc, 5.0000%, 1/30/28 (144A)	7,009,000	6,649,789
Bausch Health Cos Inc, 4.8750%, 6/1/28 (144A)	2,041,000	2,088,964
Bausch Health Cos Inc, 5.0000%, 2/15/29 (144A)	1,732,000	1,615,090
CHS / Community Health Systems Inc, 6.6250%, 2/15/25 (144A)	3,320,000	3,510,867
CHS / Community Health Systems Inc, 6.8750%, 4/15/29 (144A)	3,762,000	3,936,820
DaVita Inc, 3.7500%, 2/15/31 (144A)	5,737,000	5,507,520
Dole Food Co Inc, 7.2500%, 6/15/25 (144A)	8,355,000	8,522,100
FAGE International SA / FAGE USA Dairy Industry Inc,
5.6250%, 8/15/26 (144A)	2,978,000	3,066,447
Fresh Market Inc/The, 9.7500%, 5/1/23 (144A)	3,129,000	3,208,320
Hadrian Merger Sub Inc, 8.5000%, 5/1/26 (144A)	5,312,000	5,537,760
HLF Financing Sarl LLC / Herbalife International Inc,
4.8750%, 6/1/29 (144A)	5,836,000	5,879,770
Horizon Pharma USA Inc, 5.5000%, 8/1/27 (144A)	4,288,000	4,550,640
Jazz Securities DAC, 4.3750%, 1/15/29 (144A)	1,925,000	1,995,840
JBS USA LUX SA / JBS USA Finance Inc, 6.7500%, 2/15/28 (144A)	5,651,000	6,209,036
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
6.5000%, 4/15/29 (144A)	5,584,000	6,275,076
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
5.5000%, 1/15/30 (144A)	5,216,000	5,833,470
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
3.7500%, 12/1/31 (144A)	1,561,000	1,597,293
Kraft Heinz Foods Co, 4.3750%, 6/1/46	1,408,000	1,595,544
Kraft Heinz Foods Co, 4.8750%, 10/1/49	1,218,000	1,478,593
MPH Acquisition Holdings LLC, 5.7500%, 11/1/28 (144A)#	5,746,000	5,774,213
NBM US Holdings Inc, 6.6250%, 8/6/29 (144A)#	3,031,000	3,405,328
Organon Finance 1 LLC, 4.1250%, 4/30/28 (144A)	5,084,000	5,184,663
Organon Finance 1 LLC, 5.1250%, 4/30/31 (144A)	2,760,000	2,843,352
Ortho-Clinical Diagnostics Inc / Ortho-Clinical Diagnostics SA,
7.3750%, 6/1/25 (144A)	2,514,000	2,699,408
Prime Healthcare Services Inc, 7.2500%, 11/1/25 (144A)	1,735,000	1,878,276
Providence Service Corp, 5.8750%, 11/15/25 (144A)	3,232,000	3,458,240
Surgery Center Holdings Inc, 6.7500%, 7/1/25 (144A)	7,804,000	7,960,080
Syneos Health Inc, 3.6250%, 1/15/29 (144A)	5,882,000	5,823,180
Tenet Healthcare Corp, 4.8750%, 1/1/26 (144A)	4,811,000	4,989,969
Tenet Healthcare Corp, 6.1250%, 10/1/28 (144A)	3,891,000	4,146,405
Tenet Healthcare Corp, 4.2500%, 6/1/29 (144A)	4,834,000	4,894,425

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2021

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Consumer Non-Cyclical– (continued)
Teva Pharmaceutical Finance Co LLC, 6.1500%, 2/1/36	$2,061,000	$2,267,100
Teva Pharmaceutical Finance Netherlands III BV, 3.1500%, 10/1/26	7,851,000	7,468,264
		172,058,206
Electric – 1.6%
NRG Energy Inc, 3.6250%, 2/15/31 (144A)	9,977,000	9,804,398
PG&E Corp, 5.2500%, 7/1/30	1,627,000	1,642,457
TerraForm Power Operating LLC, 4.7500%, 1/15/30 (144A)	5,648,000	5,784,512
Vistra Operations Co LLC, 4.3750%, 5/1/29 (144A)	2,309,000	2,320,545
		19,551,912
Energy – 11.4%
Antero Resources Corp, 7.6250%, 2/1/29 (144A)	2,654,000	2,945,940
Antero Resources Corp, 5.3750%, 3/1/30 (144A)	2,072,000	2,114,745
Apache Corp, 4.2500%, 1/15/30	5,720,000	6,034,600
Centennial Resource Production LLC, 6.8750%, 4/1/27 (144A)#	2,940,000	3,006,473
Cheniere Energy Inc, 4.6250%, 10/15/28 (144A)	4,393,000	4,634,615
Continental Resources Inc, 5.7500%, 1/15/31 (144A)	991,000	1,186,723
DT Midstream Inc, 4.1250%, 6/15/29 (144A)	5,772,000	5,860,485
DT Midstream Inc, 4.3750%, 6/15/31 (144A)	3,493,000	3,569,112
Endeavor Energy Resources LP / EER Finance Inc, 6.6250%, 7/15/25 (144A)	3,305,000	3,536,350
EnLink Midstream LLC, 5.6250%, 1/15/28 (144A)	3,008,000	3,177,621
EnLink Midstream LLC, 5.3750%, 6/1/29	3,667,000	3,826,955
EnLink Midstream Partners LP, 4.1500%, 6/1/25	7,196,000	7,536,659
EQT Corp, 5.0000%, 1/15/29	2,664,000	2,970,280
EQT Corp, 3.6250%, 5/15/31 (144A)	2,323,000	2,421,728
Great Western Petroleum LLC / Great Western Finance Corp,
12.0000%, 9/1/25 (144A)	4,759,000	4,735,205
Hess Midstream Operations LP, 5.6250%, 2/15/26 (144A)	5,283,000	5,510,169
Hess Midstream Operations LP, 5.1250%, 6/15/28 (144A)	3,957,000	4,149,904
Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp,
6.0000%, 8/1/26 (144A)	5,565,000	5,731,950
Newfield Exploration Co, 5.3750%, 1/1/26	1,028,000	1,158,500
NGL Energy Partners LP / NGL Energy Finance Corp, 7.5000%, 2/1/26 (144A)	5,677,000	5,960,850
NuStar Logistics LP, 5.7500%, 10/1/25	2,668,000	2,901,450
Occidental Petroleum Corp, 3.2000%, 8/15/26	2,619,000	2,638,643
Occidental Petroleum Corp, 6.3750%, 9/1/28	3,109,000	3,629,757
Occidental Petroleum Corp, 3.5000%, 8/15/29	6,242,000	6,264,471
Occidental Petroleum Corp, 6.6250%, 9/1/30	6,639,000	7,966,800
Occidental Petroleum Corp, 6.1250%, 1/1/31	1,791,000	2,107,165
Range Resources Corp, 4.8750%, 5/15/25#	1,220,000	1,262,700
Renewable Energy Group Inc, 5.8750%, 6/1/28 (144A)	3,490,000	3,660,137
Sunoco LP / Sunoco Finance Corp, 4.5000%, 5/15/29 (144A)	2,767,000	2,815,423
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp,
5.5000%, 1/15/28 (144A)	6,557,000	6,671,747
Viper Energy Partners LP, 5.3750%, 11/1/27 (144A)	5,282,000	5,502,312
Western Midstream Operating LP, 5.3000%, 2/1/30Ç	7,631,000	8,546,758
Western Midstream Operating LP, 5.4500%, 4/1/44	1,319,000	1,421,223
		135,457,450
Finance Companies – 1.6%
Fortress Transportation and Infrastructure Investors LLC,
9.7500%, 8/1/27 (144A)	3,164,000	3,658,375
OneMain Finance Corp, 6.6250%, 1/15/28	962,000	1,102,798
Quicken Loans LLC, 3.8750%, 3/1/31 (144A)	4,155,000	4,186,121
Springleaf Finance Corp, 8.8750%, 6/1/25	3,936,000	4,363,804
Springleaf Finance Corp, 5.3750%, 11/15/29	5,769,000	6,275,172
		19,586,270
Industrial – 0.8%
AT Securities BV, USD SWAP SEMI 30/360 5YR + 3.5460%, 5.2500%‡,µ	4,000,000	4,177,600
Tutor Perini Corp, 6.8750%, 5/1/25 (144A)#	5,765,000	5,930,744
		10,108,344

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Information Technology Services – 0.3%
KBR Inc, 4.7500%, 9/30/28 (144A)	$3,636,000	$3,636,000
Insurance – 1.3%
MGIC Investment Corp, 5.2500%, 8/15/28	6,748,000	7,152,880
Molina Healthcare Inc, 4.3750%, 6/15/28 (144A)	8,321,000	8,674,642
		15,827,522
Real Estate Investment Trusts (REITs) – 1.0%
CTR Partnership LP / CareTrust Capital Corp, 3.8750%, 6/30/28 (144A)	2,557,000	2,611,004
Global Net Lease Inc / Global Net Lease Operating Partnership LP,
3.7500%, 12/15/27 (144A)	3,787,000	3,748,168
MPT Operating Partnership LP / MPT Finance Corp, 3.5000%, 3/15/31	6,036,000	6,096,300
		12,455,472
Real Estate Management & Development – 0.2%
Howard Hughes Corp, 4.1250%, 2/1/29 (144A)	914,000	914,018
Howard Hughes Corp, 4.3750%, 2/1/31 (144A)	908,000	904,713
		1,818,731
Technology – 5.1%
Austin BidCo Inc, 7.1250%, 12/15/28 (144A)	2,974,000	3,047,428
Corelogic Inc, 4.5000%, 5/1/28 (144A)	8,908,000	8,830,055
Endure Digital Inc, 6.0000%, 2/15/29 (144A)	2,990,000	2,960,100
Entegris Inc, 4.3750%, 4/15/28 (144A)	3,272,000	3,415,150
Entegris Inc, 3.6250%, 5/1/29 (144A)	2,180,000	2,207,250
Everi Holdings Inc, 5.0000%, 7/15/29	844,000	844,000
ION Trading Technologies Sarl, 5.7500%, 5/15/28 (144A)	4,727,000	4,907,737
Iron Mountain Inc, 5.2500%, 7/15/30 (144A)	4,715,000	4,991,205
MSCI Inc, 3.8750%, 2/15/31 (144A)	1,446,000	1,500,601
MSCI Inc, 3.6250%, 11/1/31 (144A)	4,375,000	4,487,437
NCR CORP, 5.1250%, 4/15/29 (144A)	3,414,000	3,520,687
Rackspace Technology Inc, 3.5000%, 2/15/28 (144A)	1,972,000	1,907,910
Rocket Software Inc, 6.5000%, 2/15/29 (144A)	3,488,000	3,461,073
Seagate HDD Cayman, 4.1250%, 1/15/31 (144A)	1,935,000	1,973,700
Seagate HDD Cayman, 3.3750%, 7/15/31 (144A)	3,041,000	2,938,518
Sensata Technologies BV, 4.0000%, 4/15/29 (144A)	3,271,000	3,320,337
Square Inc, 3.5000%, 6/1/31 (144A)	5,847,000	5,898,161
		60,211,349
Transportation – 2.3%
Cargo Aircraft Management Inc, 4.7500%, 2/1/28 (144A)	10,244,000	10,447,139
Delta Air Lines Inc, 7.3750%, 1/15/26	2,482,000	2,912,215
Delta Air Lines Inc, 3.7500%, 10/28/29	1,015,000	1,013,367
United Airlines Holdings Inc, 4.8750%, 1/15/25#	7,579,000	7,863,212
Watco Cos LLC / Watco Finance Corp, 6.5000%, 6/15/27 (144A)	5,383,000	5,759,810
		27,995,743
Total Corporate Bonds (cost $987,598,104)		1,037,732,846
Common Stocks– 2.2%
Building Products – 0.1%
Builders FirstSource Inc*	39,418	1,681,572
Consumer Finance – 0.4%
OneMain Holdings Inc	74,182	4,444,244
Health Care Providers & Services – 0.3%
ModivCare Inc*	20,063	3,412,114
Hotels, Restaurants & Leisure – 0.4%
Bally's Corp*	92,304	4,994,569
Metals & Mining – 0.2%
Freeport-McMoRan Inc	48,488	1,799,390
Professional Services – 0.1%
Dun & Bradstreet Holdings Inc*	52,324	1,118,164
Semiconductor & Semiconductor Equipment – 0.7%
Advanced Micro Devices Inc*	26,463	2,485,670
Entegris Inc	24,397	3,000,099

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2021

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Semiconductor & Semiconductor Equipment– (continued)
Qorvo Inc*	17,232	$3,371,441
		8,857,210
Total Common Stocks (cost $25,057,462)		26,307,263
Preferred Stocks– 2.3%
Consumer Cyclical – 0.2%
Quiksilver Inc¢	3,097,721	2,633,063
Health Care Equipment & Supplies – 1.2%
Becton Dickinson and Co, Convertible, 6.0000%, 6/1/23#	41,750	2,234,043
Boston Scientific Corp, Convertible, 5.5000%, 6/1/23	100,856	11,638,782
		13,872,825
Professional Services – 0.7%
Clarivate PLC, Convertible, 5.2500%, 6/1/24	76,800	8,002,560
Semiconductor & Semiconductor Equipment – 0.2%
Broadcom Inc, 8.0000%, 9/30/22	1,753	2,648,783
Total Preferred Stocks (cost $25,663,233)		27,157,231
Investment Companies– 1.9%
Money Markets – 1.9%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº,£((cost $22,896,121)	22,893,940	22,896,230
Investments Purchased with Cash Collateral from Securities Lending– 1.9%
Investment Companies – 1.5%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº,£	17,503,656	17,503,656
Time Deposits – 0.4%
Royal Bank of Canada, 0.0500%, 7/1/21	$4,560,671	4,560,671
Total Investments Purchased with Cash Collateral from Securities Lending (cost $22,064,327)		22,064,327
Total Investments (total cost $1,147,000,471) – 100.9%		1,201,036,536
Liabilities, net of Cash, Receivables and Other Assets – (0.9)%		(10,562,436)
Net Assets – 100%		$1,190,474,100

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,058,472,986	88.1%
Luxembourg	35,620,247	2.9
United Kingdom	33,589,097	2.8
Germany	11,605,711	1.0
France	11,062,944	0.9
Peru	10,456,604	0.9
Israel	9,735,364	0.8
Canada	9,367,335	0.8
Netherlands	8,345,506	0.7
Macao	4,877,857	0.4
Switzerland	4,497,557	0.4
Brazil	3,405,328	0.3

Total	$1,201,036,536	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2021

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/21
Investment Companies - 1.9%
Money Markets - 1.9%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº	$37,900	$(722)	$(1,008)	$22,896,230
Investments Purchased with Cash Collateral from Securities Lending - 1.5%
Investment Companies - 1.5%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	163,209∆	-	-	17,503,656
Total Affiliated Investments - 3.4%	$201,109	$(722)	$(1,008)	$40,399,886

	Value at 6/30/20	Purchases	Sales Proceeds	Value at 6/30/21
Investment Companies - 1.9%
Money Markets - 1.9%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº	30,062,164	590,658,701	(597,822,905)	22,896,230
Investments Purchased with Cash Collateral from Securities Lending - 1.5%
Investment Companies - 1.5%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	10,285,947	99,751,786	(92,534,077)	17,503,656

Schedule of Forward Foreign Currency Exchange Contracts

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Bank of America, National Association:
Euro	9/2/21	(5,000)	$6,071	135
Citibank, National Association:
Euro	9/2/21	(1,903,000)	2,310,303	51,162
JPMorgan Chase Bank, National Association:
Euro	9/2/21	(4,700)	5,705	126
Total				$51,423

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2021

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2021

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
2 Year US Treasury Note	257	10/5/21	$56,622,320	$(99,273)	$6,023
Futures Sold:
5 Year US Treasury Note	102	10/5/21	(12,589,828)	21,516	(6,375)
Ultra 10-Year Treasury Note	241	9/30/21	(35,475,953)	(634,635)	(116,734)
Total - Futures Sold				(613,119)	(123,109)
Total				$(712,392)	$(117,086)

Schedule of Centrally Cleared Credit Default Swaps - Buy Protection
Reference Asset	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
CDX.NA.HY.S36, Fixed Rate of 5.00%, Paid Quarterly	6/20/26	(23,700,000)	USD	$(2,282,367)	$(159,375)	$5,141

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2021.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2021

	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$ -	$ 51,423	$ -	$ 51,423
Variation margin receivable on futures contracts	-	-	6,023	6,023
Variation margin receivable on swaps	5,141	-	-	5,141

Total Asset Derivatives	$ 5,141	$ 51,423	$ 6,023	$ 62,587
Liability Derivatives:
Variation margin payable on futures contracts	$ -	$ -	$ 123,109	$123,109

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2021

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2021.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2021

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$ (129,812)	$ (129,812)
Forward foreign currency exchange contracts	-	(61,675)	-	(61,675)
Swap contracts	1,435,804	-	-	1,435,804

Total	$1,435,804	$(61,675)	$ (129,812)	$1,244,317

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$ (778,221)	$ (778,221)
Forward foreign currency exchange contracts	-	51,423	-	51,423
Swap contracts	(159,375)	-	-	(159,375)

Total	$ (159,375)	$ 51,423	$ (778,221)	$ (886,173)

Please see the "Net Realized Gain/(Loss) on Investments" and “Change in Unrealized Net Appreciation/Depreciation” sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended June 30, 2021

Market Value(a)
Credit default swaps, sell protection	$ 465,459
Credit default swaps, buy protection	(506,967)
Forward foreign currency exchange contracts, purchased	3,652
Forward foreign currency exchange contracts, sold	697,685
Futures contracts, purchased	30,388,515
Futures contracts, sold	3,697,368

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2021

Janus Henderson High-Yield Fund

Notes to Schedule of Investments and Other Information

Bloomberg Barclays U.S. Corporate High-Yield Bond Index	Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the US dollar-denominated, high yield, fixed-rate corporate bond market.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2021 is $839,300,880, which represents 70.5% of net assets.

*	Non-income producing security.

ƒ

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See Notes to Financial Statements.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2021. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of June 30, 2021.

#	Loaned security; a portion of the security is on loan at June 30, 2021.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

Ø	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the year ended June 30, 2021 is $2,959,379, which represents 0.2% of net assets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Investment Fund	17

Janus Henderson High-Yield Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$7,612,940	$-
Bank Loans and Mezzanine Loans	-	56,939,383	326,316
Corporate Bonds	-	1,037,732,846	-
Common Stocks	26,307,263	-	-
Preferred Stocks	-	24,524,168	2,633,063
Investment Companies	-	22,896,230	-
Investments Purchased with Cash Collateral from Securities Lending	-	22,064,327	-
Total Investments in Securities	$26,307,263	$1,171,769,894	$2,959,379
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	51,423	-
Variation Margin Receivable on Futures Contracts	6,023	-	-
Variation Margin Receivable on Swaps	-	5,141	-
Total Assets	$26,313,286	$1,171,826,458	$2,959,379
Liabilities
Other Financial Instruments(a):
Variation Margin Payable on Futures Contracts	$123,109	$-	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

18	JUNE 30, 2021

Janus Henderson High-Yield Fund

Statement of Assets and Liabilities

June 30, 2021

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $1,106,600,694)(1)	$1,160,636,650
Affiliated investments, at value (cost $40,399,777)	40,399,886
Cash	1,094,841
Deposits with brokers for centrally cleared derivatives	1,151,801
Deposits with brokers for futures	1,170,000
Forward foreign currency exchange contracts	51,423
Receivable for variation margin on futures contracts	6,023
Receivable for variation margin on swaps	5,141
Non-interested Trustees' deferred compensation	28,904
Receivables:
Investments sold	20,119,238
Interest	15,800,435
Fund shares sold	11,355,786
Dividends from affiliates	1,552
Other assets	28,590
Total Assets	1,251,850,270
Liabilities:
Collateral for securities loaned (Note 3)	22,064,327
Payable for variation margin on futures contracts	123,109
Payables:	—
Investments purchased	25,775,862
Fund shares repurchased	12,084,189
Advisory fees	554,033
Dividends	330,864
Transfer agent fees and expenses	161,127
Professional fees	60,867
Non-interested Trustees' deferred compensation fees	28,904
12b-1 Distribution and shareholder servicing fees	17,560
Non-interested Trustees' fees and expenses	4,506
Affiliated fund administration fees payable	2,428
Custodian fees	1,425
Accrued expenses and other payables	166,969
Total Liabilities	61,376,170
Net Assets	$1,190,474,100

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson High-Yield Fund

Statement of Assets and Liabilities

June 30, 2021

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,301,857,177
Total distributable earnings (loss)	(111,383,077)
Total Net Assets	$1,190,474,100
Net Assets - Class A Shares	$38,432,164
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,450,043
Net Asset Value Per Share(2)	$8.64
Maximum Offering Price Per Share(3)	$9.07
Net Assets - Class C Shares	$7,518,728
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	870,739
Net Asset Value Per Share(2)	$8.63
Net Assets - Class D Shares	$347,854,735
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	40,271,492
Net Asset Value Per Share	$8.64
Net Assets - Class I Shares	$264,362,590
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	30,589,007
Net Asset Value Per Share	$8.64
Net Assets - Class N Shares	$149,966,866
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	17,363,600
Net Asset Value Per Share	$8.64
Net Assets - Class R Shares	$7,787,939
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	902,450
Net Asset Value Per Share	$8.63
Net Assets - Class S Shares	$2,236,842
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	258,527
Net Asset Value Per Share	$8.65
Net Assets - Class T Shares	$372,314,236
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	43,097,239
Net Asset Value Per Share	$8.64

(1) Includes $19,387,695 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

20	JUNE 30, 2021

Janus Henderson High-Yield Fund

Statement of Operations

For the year ended June 30, 2021

Investment Income:
Interest	$63,501,233
Dividends	1,061,470
Affiliated securities lending income, net	163,209
Dividends from affiliates	37,900
Unaffiliated securities lending income, net	2,214
Other income	250,414
Total Investment Income	65,016,440
Expenses:
Advisory fees	6,597,719
12b-1 Distribution and shareholder servicing fees:
Class A Shares	91,445
Class C Shares	92,879
Class R Shares	19,331
Class S Shares	5,145
Transfer agent administrative fees and expenses:
Class D Shares	378,132
Class R Shares	9,706
Class S Shares	5,145
Class T Shares	909,850
Transfer agent networking and omnibus fees:
Class A Shares	30,989
Class C Shares	7,018
Class I Shares	233,969
Other transfer agent fees and expenses:
Class A Shares	2,282
Class C Shares	494
Class D Shares	44,486
Class I Shares	11,080
Class N Shares	4,046
Class R Shares	116
Class S Shares	62
Class T Shares	3,542
Registration fees	165,653
Shareholder reports expense	104,588
Professional fees	62,798
Affiliated fund administration fees	32,075
Non-interested Trustees’ fees and expenses	18,638
Custodian fees	15,402
Other expenses	137,105
Total Expenses	8,983,695
Less: Excess Expense Reimbursement and Waivers	(61,004)
Net Expenses	8,922,691
Net Investment Income/(Loss)	56,093,749

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson High-Yield Fund

Statement of Operations

For the year ended June 30, 2021

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$54,646,302
Investments in affiliates	(722)
Forward foreign currency exchange contracts	(61,675)
Futures contracts	(129,812)
Swap contracts	1,435,804
Total Net Realized Gain/(Loss) on Investments	55,889,897
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	65,624,447
Investments in affiliates	(1,008)
Forward foreign currency exchange contracts	51,423
Futures contracts	(778,221)
Swap contracts	(159,375)
Total Change in Unrealized Net Appreciation/Depreciation	64,737,266
Net Increase/(Decrease) in Net Assets Resulting from Operations	$176,720,912

See Notes to Financial Statements.

22	JUNE 30, 2021

Janus Henderson High-Yield Fund

Statements of Changes in Net Assets

	Year ended June 30, 2021	Year ended June 30, 2020

Operations:
Net investment income/(loss)	$56,093,749	$63,804,812
Net realized gain/(loss) on investments	55,889,897	(47,237,590)
Change in unrealized net appreciation/depreciation	64,737,266	(37,877,478)
Net Increase/(Decrease) in Net Assets Resulting from Operations	176,720,912	(21,310,256)
Dividends and Distributions to Shareholders:
Class A Shares	(1,766,441)	(1,790,411)
Class C Shares	(396,252)	(655,795)
Class D Shares	(16,665,439)	(17,922,925)
Class I Shares	(13,201,824)	(14,826,429)
Class N Shares	(7,232,843)	(7,114,604)
Class R Shares	(164,621)	(71,475)
Class S Shares	(95,758)	(82,925)
Class T Shares	(18,016,828)	(21,428,230)
Net Decrease from Dividends and Distributions to Shareholders	(57,540,006)	(63,892,794)
Capital Share Transactions:
Class A Shares	1,835,244	7,293,354
Class C Shares	(6,040,340)	(9,556,728)
Class D Shares	4,491,659	(13,309,649)
Class I Shares	(20,733,811)	(17,217,091)
Class N Shares	5,502,453	15,552,374
Class R Shares	5,989,941	23,075
Class S Shares	167,569	510,116
Class T Shares	(15,403,144)	(62,546,566)
Net Increase/(Decrease) from Capital Share Transactions	(24,190,429)	(79,251,115)
Net Increase/(Decrease) in Net Assets	94,990,477	(164,454,165)
Net Assets:
Beginning of period	1,095,483,623	1,259,937,788
End of period	$1,190,474,100	$1,095,483,623

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson High-Yield Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$7.77	$8.34	$8.18	$8.50	$8.17
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.39	0.41	0.43	0.46	0.50
Net realized and unrealized gain/(loss)	0.88	(0.57)	0.16	(0.32)	0.33
Total from Investment Operations	1.27	(0.16)	0.59	0.14	0.83
Less Dividends and Distributions:
Dividends (from net investment income)	(0.40)	(0.41)	(0.43)	(0.46)	(0.50)
Total Dividends and Distributions	(0.40)	(0.41)	(0.43)	(0.46)	(0.50)
Net Asset Value, End of Period	$8.64	$7.77	$8.34	$8.18	$8.50
Total Return*	16.69%	(1.95)%	7.48%	1.58%	10.32%
Net Assets, End of Period (in thousands)	$38,432	$32,937	$28,510	$32,487	$39,747
Average Net Assets for the Period (in thousands)	$36,570	$35,108	$27,131	$35,915	$59,850
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.97%	0.98%	1.04%	1.03%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	0.98%	1.04%	1.03%	1.00%
Ratio of Net Investment Income/(Loss)	4.71%	5.09%	5.23%	5.41%	5.86%
Portfolio Turnover Rate	120%	146%	110%	114%	102%

Class C Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$7.77	$8.34	$8.18	$8.50	$8.17
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.34	0.36	0.37	0.40	0.44
Net realized and unrealized gain/(loss)	0.86	(0.57)	0.17	(0.32)	0.33
Total from Investment Operations	1.20	(0.21)	0.54	0.08	0.77
Less Dividends and Distributions:
Dividends (from net investment income)	(0.34)	(0.36)	(0.38)	(0.40)	(0.44)
Total Dividends and Distributions	(0.34)	(0.36)	(0.38)	(0.40)	(0.44)
Net Asset Value, End of Period	$8.63	$7.77	$8.34	$8.18	$8.50
Total Return*	15.73%	(2.64)%	6.78%	0.92%	9.57%
Net Assets, End of Period (in thousands)	$7,519	$12,402	$23,026	$33,888	$43,169
Average Net Assets for the Period (in thousands)	$9,532	$15,009	$27,890	$39,154	$46,514
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.70%	1.69%	1.70%	1.68%	1.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.69%	1.69%	1.70%	1.68%	1.68%
Ratio of Net Investment Income/(Loss)	4.03%	4.37%	4.57%	4.75%	5.19%
Portfolio Turnover Rate	120%	146%	110%	114%	102%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	JUNE 30, 2021

Janus Henderson High-Yield Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$7.77	$8.34	$8.18	$8.50	$8.17
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.41	0.43	0.45	0.48	0.52
Net realized and unrealized gain/(loss)	0.88	(0.57)	0.16	(0.32)	0.33
Total from Investment Operations	1.29	(0.14)	0.61	0.16	0.85
Less Dividends and Distributions:
Dividends (from net investment income)	(0.42)	(0.43)	(0.45)	(0.48)	(0.52)
Total Dividends and Distributions	(0.42)	(0.43)	(0.45)	(0.48)	(0.52)
Net Asset Value, End of Period	$8.64	$7.77	$8.34	$8.18	$8.50
Total Return*	16.93%	(1.73)%	7.74%	1.82%	10.56%
Net Assets, End of Period (in thousands)	$347,855	$309,023	$348,041	$354,349	$376,111
Average Net Assets for the Period (in thousands)	$330,438	$337,185	$339,785	$370,556	$359,572
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.77%	0.80%	0.79%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.77%	0.80%	0.79%	0.77%
Ratio of Net Investment Income/(Loss)	4.92%	5.31%	5.49%	5.65%	6.10%
Portfolio Turnover Rate	120%	146%	110%	114%	102%

Class I Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$7.77	$8.34	$8.19	$8.50	$8.17
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.42	0.44	0.45	0.48	0.53
Net realized and unrealized gain/(loss)	0.88	(0.57)	0.16	(0.31)	0.32
Total from Investment Operations	1.30	(0.13)	0.61	0.17	0.85
Less Dividends and Distributions:
Dividends (from net investment income)	(0.43)	(0.44)	(0.46)	(0.48)	(0.52)
Total Dividends and Distributions	(0.43)	(0.44)	(0.46)	(0.48)	(0.52)
Net Asset Value, End of Period	$8.64	$7.77	$8.34	$8.19	$8.50
Total Return*	16.99%	(1.69)%	7.68%	2.01%	10.67%
Net Assets, End of Period (in thousands)	$264,363	$258,255	$289,574	$373,573	$766,952
Average Net Assets for the Period (in thousands)	$258,975	$277,116	$323,343	$623,820	$535,202
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.71%	0.72%	0.73%	0.71%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.71%	0.72%	0.73%	0.71%	0.68%
Ratio of Net Investment Income/(Loss)	4.97%	5.34%	5.54%	5.70%	6.23%
Portfolio Turnover Rate	120%	146%	110%	114%	102%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson High-Yield Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$7.77	$8.34	$8.18	$8.50	$8.17
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.42	0.44	0.46	0.47	0.53
Net realized and unrealized gain/(loss)	0.88	(0.57)	0.16	(0.30)	0.33
Total from Investment Operations	1.30	(0.13)	0.62	0.17	0.86
Less Dividends and Distributions:
Dividends (from net investment income)	(0.43)	(0.44)	(0.46)	(0.49)	(0.53)
Total Dividends and Distributions	(0.43)	(0.44)	(0.46)	(0.49)	(0.53)
Net Asset Value, End of Period	$8.64	$7.77	$8.34	$8.18	$8.50
Total Return*	17.09%	(1.59)%	7.90%	1.98%	10.73%
Net Assets, End of Period (in thousands)	$149,967	$129,944	$124,803	$209,887	$30,455
Average Net Assets for the Period (in thousands)	$139,565	$129,946	$170,511	$73,663	$27,197
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.62%	0.62%	0.65%	0.67%	0.62%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.62%	0.62%	0.65%	0.67%	0.62%
Ratio of Net Investment Income/(Loss)	5.05%	5.47%	5.61%	5.89%	6.27%
Portfolio Turnover Rate	120%	146%	110%	114%	102%

Class R Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$7.76	$8.33	$8.18	$8.49	$8.17
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.35	0.38	0.39	0.42	0.46
Net realized and unrealized gain/(loss)	0.89	(0.57)	0.15	(0.31)	0.32
Total from Investment Operations	1.24	(0.19)	0.54	0.11	0.78
Less Dividends and Distributions:
Dividends (from net investment income)	(0.37)	(0.38)	(0.39)	(0.42)	(0.46)
Total Dividends and Distributions	(0.37)	(0.38)	(0.39)	(0.42)	(0.46)
Net Asset Value, End of Period	$8.63	$7.76	$8.33	$8.18	$8.49
Total Return*	16.20%	(2.41)%	6.89%	1.28%	9.77%
Net Assets, End of Period (in thousands)	$7,788	$1,551	$1,623	$1,365	$1,447
Average Net Assets for the Period (in thousands)	$3,865	$1,538	$1,397	$1,411	$1,457
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.45%	1.57%	1.62%	1.45%	1.38%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.39%	1.45%	1.48%	1.45%	1.38%
Ratio of Net Investment Income/(Loss)	4.20%	4.64%	4.82%	4.99%	5.49%
Portfolio Turnover Rate	120%	146%	110%	114%	102%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	JUNE 30, 2021

Janus Henderson High-Yield Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$7.78	$8.35	$8.19	$8.51	$8.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.38	0.40	0.41	0.44	0.49
Net realized and unrealized gain/(loss)	0.88	(0.57)	0.17	(0.32)	0.32
Total from Investment Operations	1.26	(0.17)	0.58	0.12	0.81
Less Dividends and Distributions:
Dividends (from net investment income)	(0.39)	(0.40)	(0.42)	(0.44)	(0.49)
Total Dividends and Distributions	(0.39)	(0.40)	(0.42)	(0.44)	(0.49)
Net Asset Value, End of Period	$8.65	$7.78	$8.35	$8.19	$8.51
Total Return*	16.47%	(2.14)%	7.29%	1.44%	10.05%
Net Assets, End of Period (in thousands)	$2,237	$1,859	$1,496	$1,995	$1,702
Average Net Assets for the Period (in thousands)	$2,057	$1,687	$1,833	$1,746	$1,801
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.27%	1.30%	1.31%	1.19%	1.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.15%	1.19%	1.22%	1.18%	1.11%
Ratio of Net Investment Income/(Loss)	4.53%	4.90%	5.07%	5.26%	5.76%
Portfolio Turnover Rate	120%	146%	110%	114%	102%

Class T Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$7.77	$8.34	$8.18	$8.50	$8.17
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.40	0.42	0.44	0.47	0.51
Net realized and unrealized gain/(loss)	0.88	(0.57)	0.16	(0.32)	0.33
Total from Investment Operations	1.28	(0.15)	0.60	0.15	0.84
Less Dividends and Distributions:
Dividends (from net investment income)	(0.41)	(0.42)	(0.44)	(0.47)	(0.51)
Total Dividends and Distributions	(0.41)	(0.42)	(0.44)	(0.47)	(0.51)
Net Asset Value, End of Period	$8.64	$7.77	$8.34	$8.18	$8.50
Total Return*	16.82%	(1.83)%	7.64%	1.73%	10.47%
Net Assets, End of Period (in thousands)	$372,314	$349,513	$442,866	$515,406	$821,650
Average Net Assets for the Period (in thousands)	$364,038	$411,154	$460,568	$703,671	$1,017,073
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.87%	0.87%	0.89%	0.88%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.85%	0.86%	0.89%	0.88%	0.86%
Ratio of Net Investment Income/(Loss)	4.82%	5.21%	5.39%	5.55%	6.00%
Portfolio Turnover Rate	120%	146%	110%	114%	102%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson High-Yield Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson High-Yield Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary investment objective. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson

28	JUNE 30, 2021

Janus Henderson High-Yield Fund

Notes to Financial Statements

Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

Janus Investment Fund	29

Janus Henderson High-Yield Fund

Notes to Financial Statements

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of June 30, 2021.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

30	JUNE 30, 2021

Janus Henderson High-Yield Fund

Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2021 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the

Janus Investment Fund	31

Janus Henderson High-Yield Fund

Notes to Financial Statements

securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign

32	JUNE 30, 2021

Janus Henderson High-Yield Fund

Notes to Financial Statements

currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.

Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

There were no futures held at June 30, 2021.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of

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swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, inflation swaps and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements, for investment purposes, to add leverage to its Fund, or to hedge against widening credit spreads on high-yield/high-risk bonds. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a

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U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the year, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

During the year, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one

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Notes to Financial Statements

region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2021.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

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• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

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Notes to Financial Statements

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2021” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Bank of America, National Association	$135	$—	$—	$135
Citibank, National Association	51,162	—	—	51,162
JPMorgan Chase Bank, National Association	19,387,821	—	(19,387,695)	126

Total	$19,439,118	$—	$(19,387,695)	$51,423
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

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Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2021, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $19,387,695. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2021 is $22,064,327, resulting in the net amount due to the counterparty of $2,676,632.

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Notes to Financial Statements

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases (including TBA commitments) are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $300 Million	0.65
Over $300 Million	0.55

The Fund’s actual investment advisory fee rate for the reporting period was 0.58% of average annual net assets before any applicable waivers.

Janus Capital has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.63% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2020. The previous expense limit (for at least a one-year period commencing October 28, 2019) was 0.69%. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur

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Janus Henderson High-Yield Fund

Notes to Financial Statements

with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of

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Janus Henderson High-Yield Fund

Notes to Financial Statements

certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $357,443 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $559,325 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2021, Janus Henderson Distributors retained upfront sales charges of $6,590.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were

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Notes to Financial Statements

no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2021.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2021, redeeming shareholders of Class C Shares paid CDSCs of $1.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2021, the Fund engaged in cross trades amounting to $1,326,212 in purchases and $17,539,844 in sales, resulting in a net realized gain of $831,301. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 1,008,775	$ -	$(164,508,515)	$ -	$ -	$ (419,768)	$ 52,536,431

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2021, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2021
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(36,270,567)	$(128,237,948)	$ (164,508,515)

During the year ended June 30, 2021, capital loss carryovers of $53,935,576 were utilized by the Fund.

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Janus Henderson High-Yield Fund

Notes to Financial Statements
The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,148,500,105	$54,508,311	$ (1,971,880)	$ 52,536,431

Information on the tax components of derivatives as of June 30, 2021 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ (2,943,336)	$ -	$ (159,375)	$ (159,375)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 57,540,006	$ -	$ -	$ -

For the year ended June 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 63,892,794	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 855,918	$ (855,918)

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Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2021		Year ended June 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	2,009,802	$ 16,774,183	3,416,062	$ 27,993,641
Reinvested dividends and distributions	185,301	1,549,748	198,553	1,605,048
Shares repurchased	(1,984,823)	(16,488,687)	(2,794,684)	(22,305,335)
Net Increase/(Decrease)	210,280	$ 1,835,244	819,931	$ 7,293,354
Class C Shares:
Shares sold	247,959	$ 2,103,673	263,688	$ 2,137,044
Reinvested dividends and distributions	43,515	362,385	69,745	566,128
Shares repurchased	(1,017,214)	(8,506,398)	(1,497,723)	(12,259,900)
Net Increase/(Decrease)	(725,740)	$ (6,040,340)	(1,164,290)	$ (9,556,728)
Class D Shares:
Shares sold	5,745,515	$ 48,149,042	6,066,144	$ 49,262,836
Reinvested dividends and distributions	1,727,505	14,449,045	1,911,493	15,478,018
Shares repurchased	(6,974,824)	(58,106,428)	(9,944,963)	(78,050,503)
Net Increase/(Decrease)	498,196	$ 4,491,659	(1,967,326)	$ (13,309,649)
Class I Shares:
Shares sold	13,678,667	$114,181,772	23,823,014	$185,810,346
Reinvested dividends and distributions	1,354,977	11,346,317	1,536,962	12,472,189
Shares repurchased	(17,667,239)	(146,261,900)	(26,847,121)	(215,499,626)
Net Increase/(Decrease)	(2,633,595)	$ (20,733,811)	(1,487,145)	$ (17,217,091)
Class N Shares:
Shares sold	4,554,831	$ 38,266,978	6,048,149	$ 49,172,104
Reinvested dividends and distributions	861,943	7,210,070	878,660	7,093,462
Shares repurchased	(4,779,969)	(39,974,595)	(5,168,590)	(40,713,192)
Net Increase/(Decrease)	636,805	$ 5,502,453	1,758,219	$ 15,552,374
Class R Shares:
Shares sold	800,060	$ 6,792,954	47,615	$ 374,994
Reinvested dividends and distributions	19,408	164,485	8,480	68,245
Shares repurchased	(116,730)	(967,498)	(51,204)	(420,164)
Net Increase/(Decrease)	702,738	$ 5,989,941	4,891	$ 23,075
Class S Shares:
Shares sold	36,177	$ 304,590	94,345	$ 772,455
Reinvested dividends and distributions	11,414	95,687	10,246	82,835
Shares repurchased	(27,913)	(232,708)	(44,834)	(345,174)
Net Increase/(Decrease)	19,678	$ 167,569	59,757	$ 510,116
Class T Shares:
Shares sold	7,656,581	$ 64,426,240	9,432,880	$ 76,501,907
Reinvested dividends and distributions	2,106,726	17,618,681	2,577,450	20,892,141
Shares repurchased	(11,644,019)	(97,448,065)	(20,134,983)	(159,940,614)
Net Increase/(Decrease)	(1,880,712)	$ (15,403,144)	(8,124,653)	$ (62,546,566)

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,324,396,035	$1,347,594,129	$ -	$ -

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Janus Henderson High-Yield Fund

Notes to Financial Statements

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson High-Yield Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson High-Yield Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson High-Yield Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2021, the related statement of operations for the year ended June 30, 2021, the statements of changes in net assets for each of the two years in the period ended June 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2021 and the financial highlights for each of the five years in the period ended June 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 20, 2021

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson High-Yield Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

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Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson High-Yield Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

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Janus Henderson High-Yield Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Janus Henderson High-Yield Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

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Janus Henderson High-Yield Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

Janus Investment Fund	53

Janus Henderson High-Yield Fund

Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson High-Yield Fund

Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Janus Investment Fund	55

Janus Henderson High-Yield Fund

Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Janus Henderson High-Yield Fund

Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

Janus Investment Fund	57

Janus Henderson High-Yield Fund

Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

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Janus Henderson High-Yield Fund

Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Capital Management LLC, the Fund’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”).

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the annual period ended June 30, 2021, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2020 through December 31, 2020 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Fund was able to meet redemptions during the normal course of business during the Reporting Period, and discussed the additional actions that the Liquidity Risk Working Group took during the period of market volatility in the spring of 2020 to monitor the Fund’s liquidity. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, taking into account the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Janus Henderson High-Yield Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2021. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	61

Janus Henderson High-Yield Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson High-Yield Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2021:

Section 163(j) Interest Dividend	100%
Dividends Received Deduction Percentage	2%
Qualified Dividend Income Percentage	2%

Janus Investment Fund	63

Janus Henderson High-Yield Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 51 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson High-Yield Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present

Independent Consultant (since 2019) and Chief Operating Officer, muun chi LLC (organic food business) (since 2020). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

51

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Janus Henderson High-Yield Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	51

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson High-Yield Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	51

Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson High-Yield Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	51	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	51

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson High-Yield Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	51

Director of Family Service of Lake County (since 2019). Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	51

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), and Director of Walmart (until 2017).

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Janus Henderson High-Yield Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Seth Meyer 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson High-Yield Fund	12/15-Present	Portfolio Manager for other Janus Henderson accounts.
Brent Olson 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Co-Portfolio Manager Janus Henderson High-Yield Fund	6/19-Present

Portfolio Manager for other Janus Henderson accounts. Formerly, credit analyst at Janus Henderson Investors (2017-2019), and lead portfolio manager at Scout Investments on a growth equity strategy (2013-2017).

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Janus Henderson High-Yield Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President and Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Management LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

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Janus Henderson High-Yield Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Capital Management LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017-September 2017), Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Services LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson High-Yield Fund

Notes

NotesPage1

Janus Investment Fund	73

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93026 08-21

ANNUAL REPORT June 30, 2021

Janus Henderson International Managed Volatility Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson International Managed Volatility Fund

Janus Henderson International Managed Volatility Fund (unaudited)

FUND SNAPSHOT Intech’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Sub-advised by Intech Investment Management LLC

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2021, Janus Henderson International Managed Volatility Fund’s Class I Shares returned 19.48%. This compares to the 32.35% return posted by the MSCI EAFE® Index, the Fund’s benchmark.

INVESTMENT STRATEGY

Intech’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios.

The investment process begins with the stocks in the MSCI EAFE Index. Intech’s investment process aims to capture stocks’ natural volatility through a rebalancing mechanism based on estimates of relative volatility and correlation in order to outperform the benchmark index over the long term. Within specific risk constraints, the investment process will tend to balance risk reduction with diversification potential captured through periodic rebalancing. Once the target proportions are determined and the portfolio is constructed, it is then rebalanced to those target proportions and re-optimized on a periodic basis. The Janus Henderson International Managed Volatility Fund focuses on seeking an excess return above the benchmark, while also providing downside protection in down markets with upside participation in rising markets for greater performance consistency across changing market environments.

PERFORMANCE REVIEW

International equity markets rebounded strongly and quickly recovered the losses suffered from the drawdown amid the COVID crisis with the MSCI EAFE Index gaining over 32% over the past 12 months. The sharp rally that began in the second half of 2020 continued into 2021 despite concerns of inflation and uncertainty surrounding future stimulus efforts.

While the portfolio’s smaller size positioning was a tailwind during the period, the Fund was negatively impacted by its overall defensive positioning in what was generally a risk-on environment. In particular, an average overweight to lower-beta stocks and underweight to higher-beta stocks was a headwind on relative performance as higher-beta stocks generally outperformed over the past 12 months.

From a sector perspective, the Fund was negatively impacted by average overweights to consumer staples and utilities, as well as an average underweight to financials, during the period. Adverse stock selection effects also detracted during the period, especially within the consumer discretionary, consumer staples and materials sectors.

OUTLOOK

Because Intech does not conduct traditional economic or fundamental analysis, Intech has no view on individual stocks, sectors, economic, or market conditions. Managing downside exposure potentially allows for returns to compound and improve risk-adjusted returns over time. Over the long term, we believe that by providing downside protection in down markets with upside participation in rising markets, the Fund will achieve its investment objective of producing an excess return over the benchmark with lower absolute risk. Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. As Intech’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our fund shareholders.

Thank you for your investment in Janus Henderson International Managed Volatility Fund.

Janus Investment Fund	1

Janus Henderson International Managed Volatility Fund (unaudited)

Fund At A Glance

June 30, 2021

5 Largest Equity Holdings - (% of Net Assets)
Novo Nordisk A/S
Pharmaceuticals	4.5%
Geberit AG
Building Products	4.2%
Neste Oyj
Oil, Gas & Consumable Fuels	3.7%
Nice Ltd
Software	3.6%
Coloplast A/S
Health Care Equipment & Supplies	3.6%
19.6%

Asset Allocation - (% of Net Assets)
Common Stocks	99.4%
Investments Purchased with Cash Collateral from Securities Lending	0.7%
Preferred Stocks	0.3%
Investment Companies	0.1%
Other	(0.5)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2021	As of June 30, 2020

2	JUNE 30, 2021

Janus Henderson International Managed Volatility Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2021					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	19.09%	6.35%	5.12%	2.62%	1.42%	1.16%
Class A Shares at MOP	12.27%	5.09%	4.50%	2.19%
Class C Shares at NAV	18.31%	5.62%	4.65%	2.20%	2.24%	1.93%
Class C Shares at CDSC	17.31%	5.62%	4.65%	2.20%
Class D Shares	19.30%	6.62%	5.39%	2.72%	1.12%	0.95%
Class I Shares	19.48%	6.73%	5.49%	2.85%	0.93%	0.90%
Class N Shares	19.38%	6.83%	5.54%	2.89%	0.81%	0.80%
Class S Shares	18.94%	6.27%	5.09%	2.57%	1.61%	1.30%
Class T Shares	19.25%	6.58%	5.25%	2.18%	1.14%	1.05%
MSCI EAFE Index	32.35%	10.28%	5.89%	3.04%
Morningstar Quartile - Class I Shares	4th	4th	4th	4th
Morningstar Ranking - based on total returns for Foreign Large Growth Funds	440/449	390/396	319/329	237/247

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2020.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different

Janus Investment Fund	3

Janus Henderson International Managed Volatility Fund (unaudited)

Performance

risks. Please see the prospectus for more information about risks, holdings and other details.

Intech's focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain periods of up markets, and may not achieve the desired level of protection in down markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of the predecessor fund into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on April 24, 2015. Performance shown for periods prior to April 24, 2015, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

Class N Shares commenced operations on October 28, 2016. Performance shown for periods prior to October 28, 2016, reflects the historical performance of the Fund’s and predecessor fund’s Class I Shares, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The predecessor Fund’s inception date – May 2, 2007

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

4	JUNE 30, 2021

Janus Henderson International Managed Volatility Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Net Annualized Expense Ratio (1/1/21 - 6/30/21)
Class A Shares	$1,000.00	$1,030.10	$5.74	$1,000.00	$1,019.14	$5.71	1.14%
Class C Shares	$1,000.00	$1,027.70	$9.20	$1,000.00	$1,015.72	$9.15	1.83%
Class D Shares	$1,000.00	$1,031.70	$4.68	$1,000.00	$1,020.18	$4.66	0.93%
Class I Shares	$1,000.00	$1,032.60	$4.38	$1,000.00	$1,020.48	$4.36	0.87%
Class N Shares	$1,000.00	$1,031.60	$4.03	$1,000.00	$1,020.83	$4.01	0.80%
Class S Shares	$1,000.00	$1,030.30	$6.49	$1,000.00	$1,018.40	$6.46	1.29%
Class T Shares	$1,000.00	$1,031.60	$5.19	$1,000.00	$1,019.69	$5.16	1.03%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	5

Janus Henderson International Managed Volatility Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Common Stocks– 99.4%
Air Freight & Logistics – 0.5%
DSV Panalpina A/S	1,046	$243,972
Auto Components – 0.2%
Koito Manufacturing Co Ltd	1,800	111,973
Automobiles – 0.2%
Ferrari NV	491	101,291
Banks – 1.5%
Bank Leumi Le-Israel BM*	18,252	138,783
Banque Cantonale Vaudoise (REG)	1,377	123,707
BOC Hong Kong Holdings Ltd	107,500	364,836
Japan Post Bank Co Ltd	10,400	87,353
Royal Bank of Scotland Group PLC	31,177	87,622
		802,301
Beverages – 0.9%
Heineken NV	3,804	460,927
Building Products – 5.0%
Geberit AG	2,963	2,223,051
LIXIL Group Corp	7,800	201,741
Xinyi Glass Holdings Ltd	54,000	220,129
		2,644,921
Capital Markets – 5.4%
Hong Kong Exchanges & Clearing Ltd	3,900	232,470
London Stock Exchange Group PLC	2,900	319,677
Partners Group Holding AG	1,154	1,748,466
Singapore Exchange Ltd	63,700	529,728
		2,830,341
Chemicals – 4.5%
EMS-Chemie Holding AG	622	611,241
Koninklijke DSM NV	5,152	961,438
Novozymes A/S	1,943	146,477
Shin-Etsu Chemical Co Ltd	3,300	551,981
Sika AG (REG)	290	94,838
		2,365,975
Construction Materials – 0.2%
James Hardie Industries PLC (CDI)	3,211	108,992
Diversified Financial Services – 0.4%
Kinnevik AB - Class B*	1,910	76,484
Sofina SA	279	120,339
		196,823
Diversified Telecommunication Services – 1.1%
HKT Trust & HKT Ltd	422,000	575,052
Electric Utilities – 1.0%
Orsted A/S (144A)	1,285	180,342
Verbund AG	3,627	333,910
		514,252
Electrical Equipment – 1.1%
Siemens Gamesa Renewable Energy SA	17,215	574,752
Electronic Equipment, Instruments & Components – 1.1%
Kyocera Corp	9,500	587,378
Entertainment – 2.8%
Capcom Co Ltd	7,100	207,733
Koei Tecmo Holdings Co Ltd	5,700	278,124
Konami Holdings Corp	2,900	174,136
Nexon Co Ltd	20,300	452,492
Nintendo Co Ltd	400	232,697
Square Enix Holdings Co Ltd	3,100	153,772
		1,498,954
Equity Real Estate Investment Trusts (REITs) – 3.4%
GLP Capital LP / GLP Financing II Inc	150	258,732
Goodman Group	5,740	91,112

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	JUNE 30, 2021

Janus Henderson International Managed Volatility Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Equity Real Estate Investment Trusts (REITs)– (continued)
Japan Real Estate Investment Corp	70	$430,411
Link	37,500	363,452
Nippon Prologis Inc	205	652,390
		1,796,097
Food & Staples Retailing – 4.1%
Colruyt SA	10,004	559,356
Endeavor Group Ltd / Australia*	21,808	102,852
ICA Gruppen AB	6,692	311,541
Kesko Oyj	11,145	411,603
Kobe Bussan Co Ltd	4,900	154,393
Woolworths Group Ltd	21,808	623,488
		2,163,233
Food Products – 2.4%
Barry Callebaut AG (REG)	179	416,054
Mowi ASA	5,561	141,509
Nestle SA (REG)	5,826	725,699
		1,283,262
Gas Utilities – 0.2%
Toho Gas Co Ltd	2,400	117,537
Health Care Equipment & Supplies – 5.6%
Coloplast A/S	11,503	1,887,723
Olympus Corp	7,600	151,070
Siemens Healthineers AG (144A)	1,598	97,913
Sonova Holding AG (REG)	1,452	546,266
Sysmex Corp	2,100	249,550
		2,932,522
Health Care Providers & Services – 1.0%
Amplifon SpA	2,718	134,184
Sonic Healthcare Ltd	13,923	400,875
		535,059
Health Care Technology – 0.2%
M3 Inc	1,600	116,860
Hotels, Restaurants & Leisure – 2.9%
Evolution Gaming Group AB (144A)	468	73,978
McDonald's Holdings Co Japan Ltd	5,800	255,852
Oriental Land Co Ltd/Japan	8,600	1,225,585
		1,555,415
Household Durables – 0.4%
Rinnai Corp	2,400	228,376
Household Products – 0.8%
Essity AB	7,871	261,091
Reckitt Benckiser Group PLC	1,727	152,800
		413,891
Industrial Conglomerates – 2.7%
Investment AB Latour - Class B	3,570	117,170
Jardine Matheson Holdings Ltd	9,300	594,456
Toshiba Corp#	16,700	722,394
		1,434,020
Information Technology Services – 2.2%
Adyen NV (144A)*	205	500,803
Fujitsu Ltd	2,600	486,856
Otsuka Corp	2,900	152,206
		1,139,865
Insurance – 1.7%
Admiral Group PLC	3,996	173,766
Ageas SA/NV	11,307	627,385
Phoenix Group Holdings PLC	12,760	119,374
		920,525

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson International Managed Volatility Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Interactive Media & Services – 0.4%
REA Group Ltd	793	$100,504
SEEK Ltd	4,574	113,656
		214,160
Internet & Direct Marketing Retail – 1.7%
Delivery Hero SE (144A)*	1,693	223,606
Ocado Group PLC*	17,862	494,842
Rakuten Inc	11,700	132,083
Zalando SE (144A)*	373	45,085
		895,616
Leisure Products – 0.8%
Bandai Namco Holdings Inc	6,300	437,166
Life Sciences Tools & Services – 3.5%
Lonza Group AG	1,477	1,047,153
QIAGEN NV*	14,911	720,579
Sartorius Stedim Biotech	175	82,764
		1,850,496
Machinery – 3.8%
Epiroc AB - Class A	5,425	123,647
Knorr-Bremse AG	1,558	179,176
Kone OYJ	4,682	381,910
Kurita Water Industries Ltd	7,000	335,884
Schindler Holding AG	275	80,389
Schindler Holding AG (PC)	473	144,712
Spirax-Sarco Engineering PLC	4,034	759,642
		2,005,360
Marine – 3.4%
AP Moller - Maersk A/S - Class B	29	83,365
Kuehne + Nagel International AG	4,541	1,554,249
Nippon Yusen KK	3,000	152,053
		1,789,667
Media – 0.8%
CyberAgent Inc	16,600	356,419
Publicis Groupe SA	1,213	77,573
		433,992
Metals & Mining – 1.3%
Antofagasta PLC	4,453	88,412
Evolution Mining Ltd	82,354	277,870
Fortescue Metals Group Ltd	8,549	149,610
Norsk Hydro ASA	18,396	117,436
voestalpine AG	1,914	77,926
		711,254
Multiline Retail – 1.4%
Wesfarmers Ltd	16,613	736,174
Oil, Gas & Consumable Fuels – 4.0%
Neste Oyj	31,828	1,948,661
Washington H Soul Pattinson & Co Ltd	5,643	142,716
		2,091,377
Paper & Forest Products – 0.2%
Svenska Cellulosa AB SCA	7,201	118,044
Personal Products – 1.8%
Kobayashi Pharmaceutical Co Ltd	3,900	333,192
Shiseido Co Ltd	8,500	625,257
		958,449
Pharmaceuticals – 5.6%
Daiichi Sankyo Co Ltd	15,800	340,593
Novo Nordisk A/S	28,248	2,366,952
Ono Pharmaceutical Co Ltd	8,400	187,465

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2021

Janus Henderson International Managed Volatility Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Pharmaceuticals– (continued)
Orion Oyj	2,031	$87,289
		2,982,299
Professional Services – 0.3%
Wolters Kluwer NV	1,603	161,013
Real Estate Management & Development – 0.6%
Deutsche Wohnen SE	3,728	227,981
Sumitomo Realty & Development Co Ltd	2,700	96,498
		324,479
Road & Rail – 0.2%
Nippon Express Co Ltd	1,300	99,010
Semiconductor & Semiconductor Equipment – 2.3%
Renesas Electronics Corp*	18,000	194,616
Tokyo Electron Ltd	2,400	1,038,819
		1,233,435
Software – 5.3%
Dassault Systemes SE	2,596	629,417
Nice Ltd*	7,814	1,910,606
WiseTech Global Ltd	10,099	241,781
		2,781,804
Specialty Retail – 0.7%
Nitori Holdings Co Ltd	2,100	371,678
Technology Hardware, Storage & Peripherals – 2.0%
FUJIFILM Holdings Corp	1,700	126,092
Logitech International SA	7,558	915,948
		1,042,040
Textiles, Apparel & Luxury Goods – 2.4%
Hermes International	76	110,695
Pandora A/S	8,591	1,155,003
		1,265,698
Tobacco – 0.4%
Swedish Match AB	26,180	223,318
Trading Companies & Distributors – 2.0%
ITOCHU Corp	32,500	936,262
Toyota Tsusho Corp	2,400	113,432
		1,049,694
Wireless Telecommunication Services – 1.0%
Tele2 AB	39,002	531,539
Total Common Stocks (cost $46,884,272)		52,562,328
Preferred Stocks– 0.3%
Health Care Equipment & Supplies – 0.3%
Sartorius AG((cost $183,392)	340	176,964
Investment Companies– 0.1%
Money Markets – 0.1%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº,£((cost $30,000)	29,997	30,000
Investments Purchased with Cash Collateral from Securities Lending– 0.7%
Investment Companies – 0.6%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº,£	292,480	292,480
Time Deposits – 0.1%
Royal Bank of Canada, 0.0500%, 7/1/21	$73,120	73,120
Total Investments Purchased with Cash Collateral from Securities Lending (cost $365,600)		365,600
Total Investments (total cost $47,463,264) – 100.5%		53,134,892
Liabilities, net of Cash, Receivables and Other Assets – (0.5)%		(256,891)
Net Assets – 100%		$52,878,001

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson International Managed Volatility Fund

Schedule of Investments

June 30, 2021

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Japan	$14,118,111	26.6%
Switzerland	10,231,773	19.3
Denmark	6,063,834	11.4
Australia	3,089,630	5.8
Finland	2,829,463	5.3
Hong Kong	2,350,395	4.4
United Kingdom	2,196,135	4.1
Netherlands	2,084,181	3.9
Israel	2,049,389	3.9
Sweden	1,836,812	3.5
Germany	1,671,304	3.1
Belgium	1,307,080	2.5
France	900,449	1.7
Spain	574,752	1.1
Singapore	529,728	1.0
Austria	411,836	0.8
United States	395,600	0.7
Norway	258,945	0.5
Italy	235,475	0.4

Total	$53,134,892	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2021

Janus Henderson International Managed Volatility Fund

Schedule of Investments

June 30, 2021

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/21
Investment Companies - 0.1%
Money Markets - 0.1%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº	$359	$22	$-	$30,000
Investments Purchased with Cash Collateral from Securities Lending - 0.6%
Investment Companies - 0.6%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	875∆	-	-	292,480
Total Affiliated Investments - 0.7%	$1,234	$22	$-	$322,480

	Value at 6/30/20	Purchases	Sales Proceeds	Value at 6/30/21
Investment Companies - 0.1%
Money Markets - 0.1%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº	429,000	23,589,450	(23,988,472)	30,000
Investments Purchased with Cash Collateral from Securities Lending - 0.6%
Investment Companies - 0.6%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	-	2,015,724	(1,723,244)	292,480

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson International Managed Volatility Fund

Notes to Schedule of Investments and Other Information

MSCI EAFE® Index	MSCI EAFE® (Europe, Australasia, Far East) Index reflects the equity market performance of developed markets, excluding the U.S. and Canada.

CDI	Clearing House Electronic Subregister System Depositary Interest
LLC	Limited Liability Company
LP	Limited Partnership
PC	Participation Certificate
PLC	Public Limited Company
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2021 is $1,121,727, which represents 2.1% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2021.

#	Loaned security; a portion of the security is on loan at June 30, 2021.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$52,562,328	$-	$-
Preferred Stocks	-	176,964	-
Investment Companies	-	30,000	-
Investments Purchased with Cash Collateral from Securities Lending	-	365,600	-
Total Assets	$52,562,328	$572,564	$-

12	JUNE 30, 2021

Janus Henderson International Managed Volatility Fund

Statement of Assets and Liabilities

June 30, 2021

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $47,140,784)(1)	$52,812,412
Affiliated investments, at value (cost $322,480)	322,480
Cash denominated in foreign currency (cost $7,807)	7,807
Non-interested Trustees' deferred compensation	1,288
Receivables:
Foreign tax reclaims	183,768
Dividends	54,318
Fund shares sold	24,742
Dividends from affiliates	4
Other assets	11,961
Total Assets	53,418,780
Liabilities:
Due to custodian	8
Collateral for securities loaned (Note 2)	365,600
Payables:	—
Professional fees	51,132
Fund shares repurchased	46,098
Registration fees	26,673
Non-affiliated fund administration fees payable	20,833
Advisory fees	10,548
Transfer agent fees and expenses	5,028
Custodian fees	4,480
Non-interested Trustees' deferred compensation fees	1,288
12b-1 Distribution and shareholder servicing fees	969
Non-interested Trustees' fees and expenses	181
Affiliated fund administration fees payable	110
Accrued expenses and other payables	7,831
Total Liabilities	540,779
Net Assets	$52,878,001

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson International Managed Volatility Fund

Statement of Assets and Liabilities

June 30, 2021

Net Assets Consist of:
Capital (par value and paid-in surplus)	$41,931,559
Total distributable earnings (loss)	10,946,442
Total Net Assets	$52,878,001
Net Assets - Class A Shares	$796,367
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	83,022
Net Asset Value Per Share(2)	$9.59
Maximum Offering Price Per Share(3)	$10.18
Net Assets - Class C Shares	$600,362
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	64,632
Net Asset Value Per Share(2)	$9.29
Net Assets - Class D Shares	$4,052,411
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	429,067
Net Asset Value Per Share	$9.44
Net Assets - Class I Shares	$16,991,481
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,791,342
Net Asset Value Per Share	$9.49
Net Assets - Class N Shares	$24,947,572
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,633,108
Net Asset Value Per Share	$9.47
Net Assets - Class S Shares	$1,404,865
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	147,488
Net Asset Value Per Share	$9.53
Net Assets - Class T Shares	$4,084,943
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	431,884
Net Asset Value Per Share	$9.46

(1) Includes $347,858 of securities on loan. See Note 2 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	JUNE 30, 2021

Janus Henderson International Managed Volatility Fund

Statement of Operations

For the year ended June 30, 2021

Investment Income:
Dividends	$1,212,920
Affiliated securities lending income, net	875
Dividends from affiliates	359
Unaffiliated securities lending income, net	9
Other income	7,190
Foreign tax withheld	(107,392)
Total Investment Income	1,113,961
Expenses:
Advisory fees	285,741
12b-1 Distribution and shareholder servicing fees:
Class A Shares	2,436
Class C Shares	7,456
Class S Shares	3,018
Transfer agent administrative fees and expenses:
Class D Shares	4,401
Class S Shares	3,026
Class T Shares	10,092
Transfer agent networking and omnibus fees:
Class A Shares	915
Class C Shares	998
Class I Shares	17,765
Other transfer agent fees and expenses:
Class A Shares	92
Class C Shares	71
Class D Shares	916
Class I Shares	1,347
Class N Shares	636
Class S Shares	44
Class T Shares	119
Registration fees	118,359
Non-affiliated fund administration fees	67,278
Professional fees	51,173
Custodian fees	23,679
Shareholder reports expense	9,793
Affiliated fund administration fees	1,456
Non-interested Trustees’ fees and expenses	657
Other expenses	8,170
Total Expenses	619,638
Less: Excess Expense Reimbursement and Waivers	(149,461)
Net Expenses	470,177
Net Investment Income/(Loss)	643,784

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson International Managed Volatility Fund

Statement of Operations

For the year ended June 30, 2021

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$8,518,527
Investments in affiliates	22
Total Net Realized Gain/(Loss) on Investments	8,518,549
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(257,245)
Total Change in Unrealized Net Appreciation/Depreciation	(257,245)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$8,905,088

See Notes to Financial Statements.

16	JUNE 30, 2021

Janus Henderson International Managed Volatility Fund

Statements of Changes in Net Assets

	Year ended June 30, 2021	Year ended June 30, 2020

Operations:
Net investment income/(loss)	$643,784	$1,271,298
Net realized gain/(loss) on investments	8,518,549	1,272,559
Change in unrealized net appreciation/depreciation	(257,245)	(6,216,477)
Net Increase/(Decrease) in Net Assets Resulting from Operations	8,905,088	(3,672,620)
Dividends and Distributions to Shareholders:
Class A Shares	(21,532)	(57,632)
Class C Shares	(18,875)	(32,739)
Class D Shares	(85,672)	(155,581)
Class I Shares	(544,515)	(2,233,940)
Class N Shares	(264,590)	(1,582,756)
Class S Shares	(23,536)	(41,137)
Class T Shares	(87,377)	(237,320)
Net Decrease from Dividends and Distributions to Shareholders	(1,046,097)	(4,341,105)
Capital Share Transactions:
Class A Shares	(297,056)	(491,674)
Class C Shares	(426,031)	(452,613)
Class D Shares	(24,823)	(595,388)
Class I Shares	(18,809,851)	(27,654,400)
Class N Shares	11,031,700	(21,025,273)
Class S Shares	16,323	(177,444)
Class T Shares	(663,489)	(2,112,566)
Net Increase/(Decrease) from Capital Share Transactions	(9,173,227)	(52,509,358)
Net Increase/(Decrease) in Net Assets	(1,314,236)	(60,523,083)
Net Assets:
Beginning of period	54,192,237	114,715,320
End of period	$52,878,001	$54,192,237

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson International Managed Volatility Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$8.23	$8.94	$9.32	$8.50	$7.96
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.10	0.14	0.04	0.08
Net realized and unrealized gain/(loss)	1.48	(0.47)	(0.19)	0.81	0.59
Total from Investment Operations	1.56	(0.37)	(0.05)	0.85	0.67
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.34)	(0.12)	(0.03)	(0.13)
Distributions (from capital gains)	(0.20)	—	(0.21)	—	—
Total Dividends and Distributions	(0.20)	(0.34)	(0.33)	(0.03)	(0.13)
Net Asset Value, End of Period	$9.59	$8.23	$8.94	$9.32	$8.50
Total Return*	19.09%	(4.29)%	(0.19)%	10.00%	8.73%
Net Assets, End of Period (in thousands)	$796	$947	$1,609	$1,358	$8,240
Average Net Assets for the Period (in thousands)	$980	$1,371	$1,493	$2,665	$6,776
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.70%	1.42%	1.38%	1.19%	1.14%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.15%	1.20%	1.30%	1.19%	1.14%
Ratio of Net Investment Income/(Loss)	0.90%	1.20%	1.56%	0.43%	1.05%
Portfolio Turnover Rate	128%	82%	91%	86%	134%

Class C Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$8.03	$8.72	$9.07	$8.33	$7.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.01	0.03	0.05	0.03	0.06
Net realized and unrealized gain/(loss)	1.45	(0.47)	(0.15)	0.75	0.55
Total from Investment Operations	1.46	(0.44)	(0.10)	0.78	0.61
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.25)	(0.04)	(0.04)	(0.09)
Distributions (from capital gains)	(0.20)	—	(0.21)	—	—
Total Dividends and Distributions	(0.20)	(0.25)	(0.25)	(0.04)	(0.09)
Net Asset Value, End of Period	$9.29	$8.03	$8.72	$9.07	$8.33
Total Return*	18.31%	(5.17)%	(0.80)%	9.32%	8.02%
Net Assets, End of Period (in thousands)	$600	$900	$1,439	$2,035	$2,672
Average Net Assets for the Period (in thousands)	$791	$1,111	$1,641	$2,398	$2,289
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.49%	2.24%	2.11%	1.90%	1.89%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.88%	1.99%	2.05%	1.90%	1.89%
Ratio of Net Investment Income/(Loss)	0.14%	0.40%	0.63%	0.30%	0.75%
Portfolio Turnover Rate	128%	82%	91%	86%	134%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	JUNE 30, 2021

Janus Henderson International Managed Volatility Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$8.09	$8.79	$9.17	$8.43	$7.87
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.12	0.15	0.13	0.14
Net realized and unrealized gain/(loss)	1.44	(0.46)	(0.18)	0.74	0.55
Total from Investment Operations	1.55	(0.34)	(0.03)	0.87	0.69
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.36)	(0.14)	(0.13)	(0.13)
Distributions (from capital gains)	(0.20)	—	(0.21)	—	—
Total Dividends and Distributions	(0.20)	(0.36)	(0.35)	(0.13)	(0.13)
Net Asset Value, End of Period	$9.44	$8.09	$8.79	$9.17	$8.43
Total Return*	19.30%	(4.06)%	0.07%	10.32%	9.05%
Net Assets, End of Period (in thousands)	$4,052	$3,492	$4,396	$5,185	$4,412
Average Net Assets for the Period (in thousands)	$3,846	$3,808	$4,561	$5,076	$3,132
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.32%	1.12%	1.08%	0.97%	0.99%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.94%	0.96%	1.08%	0.97%	0.99%
Ratio of Net Investment Income/(Loss)	1.22%	1.44%	1.67%	1.36%	1.77%
Portfolio Turnover Rate	128%	82%	91%	86%	134%

Class I Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$8.12	$8.83	$9.21	$8.46	$7.89
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.12	0.17	0.15	0.12
Net realized and unrealized gain/(loss)	1.47	(0.46)	(0.19)	0.74	0.57
Total from Investment Operations	1.57	(0.34)	(0.02)	0.89	0.69
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.37)	(0.15)	(0.14)	(0.12)
Distributions (from capital gains)	(0.20)	—	(0.21)	—	—
Total Dividends and Distributions	(0.20)	(0.37)	(0.36)	(0.14)	(0.12)
Net Asset Value, End of Period	$9.49	$8.12	$8.83	$9.21	$8.46
Total Return*	19.48%	(4.00)%	0.24%	10.51%	8.99%
Net Assets, End of Period (in thousands)	$16,991	$31,777	$64,297	$63,538	$34,748
Average Net Assets for the Period (in thousands)	$24,076	$49,482	$63,723	$49,224	$45,492
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.13%	0.93%	0.93%	0.87%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.88%	0.86%	0.93%	0.87%	0.80%
Ratio of Net Investment Income/(Loss)	1.08%	1.47%	1.90%	1.59%	1.51%
Portfolio Turnover Rate	128%	82%	91%	86%	134%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson International Managed Volatility Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended June 30	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$8.10	$8.82	$9.20	$8.45	$7.79
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.14	0.13	0.17	0.14	0.11
Net realized and unrealized gain/(loss)	1.43	(0.46)	(0.18)	0.75	0.70
Total from Investment Operations	1.57	(0.33)	(0.01)	0.89	0.81
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.39)	(0.16)	(0.14)	(0.15)
Distributions (from capital gains)	(0.20)	—	(0.21)	—	—
Total Dividends and Distributions	(0.20)	(0.39)	(0.37)	(0.14)	(0.15)
Net Asset Value, End of Period	$9.47	$8.10	$8.82	$9.20	$8.45
Total Return*	19.53%	(4.00)%	0.32%	10.56%	10.72%
Net Assets, End of Period (in thousands)	$24,948	$11,752	$34,747	$37,232	$32,840
Average Net Assets for the Period (in thousands)	$17,012	$25,984	$35,141	$36,703	$38,721
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.08%	0.81%	0.84%	0.78%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.77%	0.84%	0.78%	0.80%
Ratio of Net Investment Income/(Loss)	1.60%	1.48%	1.94%	1.53%	2.00%
Portfolio Turnover Rate	128%	82%	91%	86%	134%

Class S Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$8.19	$8.88	$9.28	$8.52	$7.98
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.08	0.09	0.13	0.08	0.08
Net realized and unrealized gain/(loss)	1.46	(0.46)	(0.19)	0.76	0.59
Total from Investment Operations	1.54	(0.37)	(0.06)	0.84	0.67
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.32)	(0.13)	(0.08)	(0.13)
Distributions (from capital gains)	(0.20)	—	(0.21)	—	—
Total Dividends and Distributions	(0.20)	(0.32)	(0.34)	(0.08)	(0.13)
Net Asset Value, End of Period	$9.53	$8.19	$8.88	$9.28	$8.52
Total Return*	18.94%	(4.34)%	(0.29)%	9.90%	8.70%
Net Assets, End of Period (in thousands)	$1,405	$1,197	$1,464	$703	$726
Average Net Assets for the Period (in thousands)	$1,210	$1,183	$1,188	$750	$983
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.80%	1.61%	1.60%	1.38%	1.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.31%	1.36%	1.45%	1.38%	1.25%
Ratio of Net Investment Income/(Loss)	0.94%	1.07%	1.49%	0.86%	1.02%
Portfolio Turnover Rate	128%	82%	91%	86%	134%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from October 28, 2016 (inception date) through June 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	JUNE 30, 2021

Janus Henderson International Managed Volatility Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$8.11	$8.81	$9.18	$8.42	$7.87
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.11	0.15	0.11	0.11
Net realized and unrealized gain/(loss)	1.45	(0.45)	(0.18)	0.76	0.57
Total from Investment Operations	1.55	(0.34)	(0.03)	0.87	0.68
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.36)	(0.13)	(0.11)	(0.13)
Distributions (from capital gains)	(0.20)	—	(0.21)	—	—
Total Dividends and Distributions	(0.20)	(0.36)	(0.34)	(0.11)	(0.13)
Net Asset Value, End of Period	$9.46	$8.11	$8.81	$9.18	$8.42
Total Return*	19.25%	(4.09)%	0.00%	10.33%	8.96%
Net Assets, End of Period (in thousands)	$4,085	$4,125	$6,764	$6,177	$16,803
Average Net Assets for the Period (in thousands)	$4,037	$5,402	$6,411	$13,714	$20,165
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.37%	1.14%	1.13%	1.03%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.05%	1.04%	1.13%	1.02%	1.00%
Ratio of Net Investment Income/(Loss)	1.08%	1.30%	1.70%	1.15%	1.43%
Portfolio Turnover Rate	128%	82%	91%	86%	134%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson International Managed Volatility Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory

22	JUNE 30, 2021

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

Janus Investment Fund	23

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

24	JUNE 30, 2021

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

Janus Investment Fund	25

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

26	JUNE 30, 2021

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$347,858	$—	$(347,858)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, Intech’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to

Janus Investment Fund	27

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2021, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $347,858. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2021 is $365,600, resulting in the net amount due to the counterparty of $17,742.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.55% of its average daily net assets.

Intech Investment Management LLC (“Intech”) serves as subadviser to the Fund. As subadviser, Intech provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of Intech.

Janus Capital pays Intech a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.80% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the

28	JUNE 30, 2021

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates

Janus Investment Fund	29

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $357,443 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $559,325 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2021, Janus Henderson Distributors retained upfront sales charges of $36.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2021.

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Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2021, redeeming shareholders of Class C Shares paid CDSCs of $470.

As of June 30, 2021, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	93	44
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 1,764,587	$ 3,646,276	$ -	$ -	$ -	$ (38,651)	$ 5,574,230

During the year ended June 30, 2021, capital loss carryovers of $512,317 were utilized by the Fund. There are no unused capital loss carryovers

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 47,560,662	$ 6,643,403	$ (1,069,173)	$ 5,574,230

Janus Investment Fund	31

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ -	$ 1,046,097	$ -	$ -

For the year ended June 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 4,341,105	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 1,023,268	$ 548,470	$ (1,571,738)

Capital has been adjusted by $1,023,268, including $827,203 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

32	JUNE 30, 2021

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2021		Year ended June 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	8,580	$ 79,776	15,874	$ 134,561
Reinvested dividends and distributions	2,351	21,532	6,670	57,632
Shares repurchased	(43,001)	(398,364)	(87,391)	(683,867)
Net Increase/(Decrease)	(32,070)	$ (297,056)	(64,847)	$ (491,674)
Class C Shares:
Shares sold	4,464	$ 38,171	11,160	$ 84,509
Reinvested dividends and distributions	2,121	18,875	3,670	31,045
Shares repurchased	(54,022)	(483,077)	(67,896)	(568,167)
Net Increase/(Decrease)	(47,437)	$ (426,031)	(53,066)	$ (452,613)
Class D Shares:
Shares sold	53,786	$ 481,891	64,569	$ 524,070
Reinvested dividends and distributions	9,314	83,917	17,800	150,942
Shares repurchased	(65,792)	(590,631)	(150,625)	(1,270,400)
Net Increase/(Decrease)	(2,692)	$ (24,823)	(68,256)	$ (595,388)
Class I Shares:
Shares sold	73,096	$ 653,940	723,215	$ 5,868,186
Reinvested dividends and distributions	60,152	543,777	262,286	2,232,053
Shares repurchased	(2,256,457)	(20,007,568)	(4,355,197)	(35,754,639)
Net Increase/(Decrease)	(2,123,209)	$(18,809,851)	(3,369,696)	$(27,654,400)
Class N Shares:
Shares sold	1,436,596	$ 13,271,656	626,540	$ 5,525,504
Reinvested dividends and distributions	29,301	264,590	186,426	1,582,756
Shares repurchased	(283,068)	(2,504,546)	(3,303,464)	(28,133,533)
Net Increase/(Decrease)	1,182,829	$ 11,031,700	(2,490,498)	$(21,025,273)
Class S Shares:
Shares sold	41,248	$ 366,908	28,983	$ 243,915
Reinvested dividends and distributions	2,586	23,536	4,783	41,137
Shares repurchased	(42,618)	(374,121)	(52,343)	(462,496)
Net Increase/(Decrease)	1,216	$ 16,323	(18,577)	$ (177,444)
Class T Shares:
Shares sold	74,155	$ 672,213	168,435	$ 1,414,144
Reinvested dividends and distributions	9,633	86,986	27,691	235,371
Shares repurchased	(160,728)	(1,422,688)	(454,770)	(3,762,081)
Net Increase/(Decrease)	(76,940)	$ (663,489)	(258,644)	$ (2,112,566)

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$65,375,429	$ 74,465,577	$ -	$ -

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Notes to Financial Statements

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson International Managed Volatility Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson International Managed Volatility Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson International Managed Volatility Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2021, the related statement of operations for the year ended June 30, 2021, the statements of changes in net assets for each of the two years in the period ended June 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 20, 2021

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson International Managed Volatility Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 60-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

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Janus Henderson International Managed Volatility Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson International Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

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Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

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Janus Henderson International Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

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Janus Henderson International Managed Volatility Fund

Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson International Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Janus Henderson International Managed Volatility Fund

Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Janus Henderson International Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

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Janus Henderson International Managed Volatility Fund

Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

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Janus Henderson International Managed Volatility Fund

Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Capital Management LLC, the Fund’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”).

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the annual period ended June 30, 2021, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2020 through December 31, 2020 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Fund was able to meet redemptions during the normal course of business during the Reporting Period, and discussed the additional actions that the Liquidity Risk Working Group took during the period of market volatility in the spring of 2020 to monitor the Fund’s liquidity. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, taking into account the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Janus Henderson International Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2021. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Janus Henderson International Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson International Managed Volatility Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2021:

Capital Gain Distributions	$1,873,300
Foreign Taxes Paid	$104,161
Foreign Source Income	$1,149,332
Qualified Dividend Income Percentage	55%

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Janus Henderson International Managed Volatility Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 51 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present

Independent Consultant (since 2019) and Chief Operating Officer, muun chi LLC (organic food business) (since 2020). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

51

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Janus Henderson International Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	51

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson International Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	51

Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	55

Janus Henderson International Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	51	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	51

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

56	JUNE 30, 2021

Janus Henderson International Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	51

Director of Family Service of Lake County (since 2019). Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	51

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), and Director of Walmart (until 2017).

Janus Investment Fund	57

Janus Henderson International Managed Volatility Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President and Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Management LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

58	JUNE 30, 2021

Janus Henderson International Managed Volatility Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Capital Management LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017-September 2017), Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Services LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	59

Janus Henderson International Managed Volatility Fund

Notes

NotesPage1

60	JUNE 30, 2021

Janus Henderson International Managed Volatility Fund

Notes

NotesPage2

Janus Investment Fund	61

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93014 08-21

ANNUAL REPORT June 30, 2021

Janus Henderson Mid Cap Value Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Mid Cap Value Fund

Janus Henderson Mid Cap Value Fund (unaudited)

FUND SNAPSHOT

 As defensive value specialists, we look to invest in high-quality companies that have strong management teams, stable balance sheets and durable competitive advantages and are trading at attractive valuations. We seek to achieve excess returns over full market cycles with less risk than our benchmark and peers as measured by standard deviation, beta and down-market capture.

Kevin Preloger co-portfolio manager	Justin Tugman co-portfolio manager

PERFORMANCE

For the 12-month period ended June 30, 2021, the Janus Henderson Mid Cap Value Fund Class I shares returned 37.15%, while its benchmark, the Russell Midcap® Value Index, returned 53.06%.

INVESTMENT ENVIRONMENT

Stocks delivered positive returns over the period, with gains primarily driven by positive COVID-19 vaccine developments, the U.S. presidential election results, the continuation of unprecedented monetary and fiscal stimulus and, in 2021, healthy economic and earnings growth following the easing of COVID-19 restrictions. For much of the period, high-beta stocks (those with greater volatility compared with the overall market) and non-earners drove the index, and growth stocks outperformed value stocks. Cyclical sectors outperformed, led by materials, energy, consumer discretionary and financials.

In the second half of the period, rising interest rates and higher inflation expectations – as evidenced by the 10-year Treasury yield doubling and the yield curve steepening – led to a sharp outperformance of value relative to growth. Yields subsequently retreated, however, as commodity prices moderated and the Federal Reserve (Fed) signaled it may taper some of its policy support. More speculative, short interest covering behavior dominated the market toward period end.

PERFORMANCE DISCUSSION

The Fund’s underperformance relative to its benchmark was driven by stock selection, primarily in information technology, materials and financials. Stock selection and an underweight in health care and selection in consumer staples contributed positively on a relative basis, as did selection in consumer discretionary, although our sector underweight detracted.

Early in the 12-month period, industries that could benefit from a reopening post the COVID-19 shutdowns continued their sharp ascent, with gaming, hotels, restaurants and housing leading the consumer discretionary sector in the index. Positive vaccine news drove strong index performance in the fourth quarter of 2020 and our more defensively oriented portfolio captured 90% of the gains, with misses mostly relative rather than due to any stock-specific declines.

At the beginning of 2021, high-beta stocks and non-earners continued their strong performance from previous quarters, but this trend reversed in March, when progress on vaccine distribution and hopes for a broad-based economic recovery favored more cyclical and commodities-driven companies. While this period worked to our strengths as value investors, it reversed in May when extreme euphoria and speculative investing again drove market returns. Several factors contributed to this rotation, including lower long-term interest rates. Another round of federal cash payments also reached consumers even as the economy started to reopen. This fueled speculative, short interest covering investing, with many market participants acting as though valuations and profits didn't matter. This rotation led to many of the same excesses we saw in January, with high-beta stocks outperforming low-beta, and money-losing companies outperforming money earners.

Overall, the high-quality value stocks we own found less favor with investors in this environment, which dampened our relative performance. At the individual stock level, the largest detractor was defense contractor BWX Technologies, as the company faced concerns over potential cuts to the Department of Defense budget. These concerns were overdone in our view: The Biden administration's initial budget request included higher defense spending on a year-over-year basis. Because we believed negative sentiment toward defense stocks was out of line with fundamentals, toward period end we took advantage of reduced valuations to add to several defense-oriented names.

Janus Investment Fund	1

Janus Henderson Mid Cap Value Fund (unaudited)

Improved employment and income growth over the period aided longtime holding Levi Strauss & Co. The stock was the largest positive contributor, as the company has benefited from the renewed popularity of denim as well as its marketing partnership with Target.

The portfolio was underweight in the communication services, utilities, energy, consumer discretionary and consumer staples sectors. It was overweight in industrials, information technology and materials. It held a roughly equal weight in financials, real estate and health care.

OUTLOOK

While it is frustrating to see a rational market driven by fundamentals devolve into a renewed period of irrationality, it has not shaken our commitment to our disciplined investment strategy. Quality matters over the long term, and earnings, free cash flow and balance sheet strength – not social media campaigns – ultimately determine a company’s value. We’d also point out that periods of irrationality can end just as quickly as they begin. While we don’t believe in trying to predict the timing of market shifts, we see several factors that may contribute to a renewed focus on fundamentals. For one thing, we believe inflation may prove more persistent than people realize, especially if companies have to pay more to attract and retain workers. Historically, periods of higher inflation have rewarded value over growth. The resulting upward pressure on interest rates would also benefit more interest-rate driven investments such as banks, which are heavily weighted in the value indices. We also caution that as we head into 2022, economic and earnings growth may look less rosy when compared to the artificially supported levels of early 2021, and this could also temper investor euphoria. Above all, we remain committed to using periods of volatility to our advantage, investing in the high-quality mid-cap companies that may be undervalued by the market.

Thank you for your investment in the Janus Henderson Mid Cap Value Fund.

2	JUNE 30, 2021

Janus Henderson Mid Cap Value Fund (unaudited)

Fund At A Glance

June 30, 2021

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Levi Strauss & Co	1.60%	0.80%	BWX Technologies Inc	3.10%	-1.67%
Citizens Financial Group Inc	2.49%	0.72%	RenaissanceRe Holdings Ltd	2.00%	-1.49%
Discover Financial Services	1.23%	0.58%	NewMarket Corp	1.52%	-1.27%
Nutrien Ltd	0.97%	0.46%	Evergy Inc	1.49%	-1.19%
Qurate Retail Inc	0.71%	0.40%	Equity LifeStyle Properties Inc	2.96%	-0.97%

	5 Top Contributors - Sectors*
		Relative	Fund	Russell Midcap Value Index
		Contribution	Average Weight	Average Weight
	Health Care	1.28%	5.58%	7.66%
	Consumer Staples	0.40%	4.14%	4.05%
	Consumer Discretionary	-0.27%	7.38%	12.12%
	Energy	-0.49%	1.18%	4.01%
	Utilities	-0.76%	7.45%	8.01%

	5 Top Detractors - Sectors*
		Relative	Fund	Russell Midcap Value Index
		Contribution	Average Weight	Average Weight
	Information Technology	-3.06%	11.76%	9.63%
	Materials	-2.52%	9.77%	7.43%
	Industrials	-2.22%	15.46%	17.19%
	Financials	-2.07%	20.35%	15.60%
	Communication Services	-1.96%	3.62%	4.11%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Investment Fund	3

Janus Henderson Mid Cap Value Fund (unaudited)

Fund At A Glance

June 30, 2021

5 Largest Equity Holdings - (% of Net Assets)
Equity LifeStyle Properties Inc
Equity Real Estate Investment Trusts (REITs)	3.2%
Maxim Integrated Products Inc
Semiconductor & Semiconductor Equipment	2.5%
BWX Technologies Inc
Aerospace & Defense	2.5%
Globe Life Inc
Insurance	2.5%
Hartford Financial Services Group Inc
Insurance	2.4%
13.1%

Asset Allocation - (% of Net Assets)
Common Stocks	97.5%
Repurchase Agreements	2.6%
Other	(0.1)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2021	As of June 30, 2020

4	JUNE 30, 2021

Janus Henderson Mid Cap Value Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2021					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	36.65%	9.49%	8.45%	10.85%	1.19%
Class A Shares at MOP	28.80%	8.20%	7.82%	10.57%
Class C Shares at NAV	35.76%	8.82%	7.77%	10.15%	1.89%
Class C Shares at CDSC	34.76%	8.82%	7.77%	10.15%
Class D Shares	37.11%	9.82%	8.77%	11.08%	0.89%
Class I Shares	37.15%	9.86%	8.80%	11.11%	0.85%
Class L Shares(1)	37.14%	9.92%	8.82%	11.19%	1.05%
Class N Shares	37.34%	9.97%	8.91%	11.14%	0.75%
Class R Shares	36.20%	9.15%	8.12%	10.52%	1.50%
Class S Shares	36.67%	9.43%	8.40%	10.77%	1.25%
Class T Shares	36.95%	9.71%	8.67%	11.03%	0.99%
Russell Midcap Value Index	53.06%	11.79%	11.75%	10.01%
Morningstar Quartile - Class T Shares	4th	4th	4th	1st
Morningstar Ranking - based on total returns for Mid-Cap Value Funds	403/417	324/387	294/320	23/138

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Class L Shares have a voluntarily agreed administrative fee waiver, which could be changed or terminated at any time.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk

Janus Investment Fund	5

Janus Henderson Mid Cap Value Fund (unaudited)

Performance

securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares), from April 21, 2003 to July 6, 2009, calculated using the fees and expenses of the corresponding class, without the effect of any fee and expense limitations or waivers. For periods prior to April 21, 2003, the performance shown for each class reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Investor Shares into the Fund’s former Class J Shares), calculated using the fees and expenses of the corresponding class respectively, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares (formerly named Investor Shares). For the periods prior to April 21, 2003, the performance shown for Class D Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization).

Class I Shares commenced operations on July 6, 2009. Performance shown reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) from April 21, 2003 to July 6, 2009, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class I Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class L Shares commenced operations on April 21, 2003. Performance shown for periods following April 21, 2003, reflects the fees and expenses of Class L Shares (formerly named Institutional Shares), net of any applicable fee and expense limitations or waivers. The performance shown for Class L Shares for the periods from May 17, 2002 to April 17, 2003, reflects the historical performance of Berger Mid Cap Value Fund – Institutional Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Institutional Shares into the Fund’s Class L Shares). For the periods prior to May 17, 2002, the performance shown reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for Class N Shares reflects the performance of the Fund’s Class T Shares from July 6, 2009 to May 31, 2012, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers. For the period from April 21, 2003 to July 6, 2009, the performance shown for Class N Shares reflects the performance of Class J Shares (formerly named Investor Shares), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class N Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares (formerly named Class J Shares) commenced operations with the Fund’s inception. Performance shown for periods following April 21, 2003, reflects the fees and expenses of Class T Shares in effect during the periods shown, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class T Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization).

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

See important disclosures on the next page.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

6	JUNE 30, 2021

Janus Henderson Mid Cap Value Fund (unaudited)

Performance

See “Useful Information About Your Fund Report.”

*The predecessor Fund’s inception date – August 12, 1998

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to new investors.

Janus Investment Fund	7

Janus Henderson Mid Cap Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Net Annualized Expense Ratio (1/1/21 - 6/30/21)
Class A Shares	$1,000.00	$1,129.10	$5.02	$1,000.00	$1,020.08	$4.76	0.95%
Class C Shares	$1,000.00	$1,125.70	$8.17	$1,000.00	$1,017.11	$7.75	1.55%
Class D Shares	$1,000.00	$1,130.50	$3.38	$1,000.00	$1,021.62	$3.21	0.64%
Class I Shares	$1,000.00	$1,130.90	$3.12	$1,000.00	$1,021.87	$2.96	0.59%
Class L Shares	$1,000.00	$1,131.20	$3.38	$1,000.00	$1,021.62	$3.21	0.64%
Class N Shares	$1,000.00	$1,131.70	$2.59	$1,000.00	$1,022.36	$2.46	0.49%
Class R Shares	$1,000.00	$1,127.50	$6.49	$1,000.00	$1,018.70	$6.16	1.23%
Class S Shares	$1,000.00	$1,129.00	$5.23	$1,000.00	$1,019.89	$4.96	0.99%
Class T Shares	$1,000.00	$1,130.20	$3.86	$1,000.00	$1,021.17	$3.66	0.73%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	JUNE 30, 2021

Janus Henderson Mid Cap Value Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Common Stocks– 97.5%
Aerospace & Defense – 3.5%
BWX Technologies Inc	1,239,209	$72,022,827
Mercury Systems Inc*	402,105	26,651,519
		98,674,346
Auto Components – 1.0%
Aptiv PLC*	185,271	29,148,686
Banks – 8.6%
Citizens Financial Group Inc	1,250,657	57,367,637
Fifth Third Bancorp	1,151,272	44,013,129
First Horizon National Corp	3,439,360	59,432,141
M&T Bank Corp	249,154	36,204,568
Regions Financial Corp	2,443,343	49,306,662
		246,324,137
Capital Markets – 0.6%
State Street Corp	209,516	17,238,976
Chemicals – 5.9%
Axalta Coating Systems Ltd*	1,047,561	31,940,135
Corteva Inc	700,395	31,062,518
DuPont de Nemours Inc	516,900	40,013,229
FMC Corp	328,456	35,538,939
NewMarket Corp	4,588	1,477,244
Nutrien Ltd	118,447	7,179,073
Westlake Chemical Corp	249,881	22,511,779
		169,722,917
Commercial Services & Supplies – 2.5%
IAA Inc*	657,571	35,863,922
Waste Connections Inc	309,768	36,995,592
		72,859,514
Communications Equipment – 2.2%
F5 Networks Inc*	201,114	37,539,939
Motorola Solutions Inc	116,735	25,313,985
		62,853,924
Construction & Engineering – 1.0%
EMCOR Group Inc	241,558	29,757,530
Construction Materials – 1.1%
Martin Marietta Materials Inc	91,390	32,151,916
Containers & Packaging – 1.8%
Graphic Packaging Holding Co	2,876,712	52,183,556
Electric Utilities – 4.1%
Alliant Energy Corp	1,217,028	67,861,481
Entergy Corp	504,476	50,296,257
		118,157,738
Electrical Equipment – 3.2%
AMETEK Inc	398,457	53,194,010
GrafTech International Ltd	3,412,211	39,649,892
		92,843,902
Electronic Equipment, Instruments & Components – 1.6%
Vontier Corp	1,381,282	45,002,168
Entertainment – 1.1%
Electronic Arts Inc	225,146	32,382,749
Equity Real Estate Investment Trusts (REITs) – 10.3%
Americold Realty Trust	1,046,224	39,599,578
Apple Hospitality Inc	2,752,064	41,996,497
Equity Commonwealth	797,706	20,899,897
Equity LifeStyle Properties Inc	1,248,058	92,743,190
Equity Residential	446,997	34,418,769
Lamar Advertising Co	410,243	42,837,574
Public Storage	73,161	21,998,781
		294,494,286

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Mid Cap Value Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Food & Staples Retailing – 2.0%
Casey's General Stores Inc	287,339	$55,927,663
Food Products – 1.2%
Tyson Foods Inc	450,198	33,206,604
Health Care Equipment & Supplies – 1.1%
Haemonetics Corp*	242,048	16,130,079
Quidel Corp*	127,804	16,374,248
		32,504,327
Health Care Providers & Services – 5.0%
Cardinal Health Inc	404,440	23,089,480
Henry Schein Inc*	731,008	54,233,484
Laboratory Corp of America Holdings*	232,688	64,186,985
		141,509,949
Health Care Technology – 1.0%
Cerner Corp	352,555	27,555,699
Hotels, Restaurants & Leisure – 0.7%
Cracker Barrel Old Country Store Inc	131,579	19,534,218
Household Durables – 1.1%
Leggett & Platt Inc	587,556	30,441,276
Industrial Conglomerates – 1.0%
Carlisle Cos Inc	154,632	29,593,472
Information Technology Services – 0.9%
Global Payments Inc	132,266	24,805,166
Insurance – 6.7%
Globe Life Inc	739,486	70,436,041
Hartford Financial Services Group Inc	1,109,505	68,756,025
RenaissanceRe Holdings Ltd	349,501	52,012,739
		191,204,805
Internet & Direct Marketing Retail – 1.1%
Qurate Retail Inc	2,357,188	30,855,591
Life Sciences Tools & Services – 1.2%
Agilent Technologies Inc	233,671	34,538,911
Machinery – 3.1%
Lincoln Electric Holdings Inc	346,875	45,686,906
Oshkosh Corp	345,913	43,114,596
		88,801,502
Media – 2.5%
Discovery Inc*	1,108,256	32,117,259
Fox Corp - Class B	1,129,736	39,766,707
		71,883,966
Multi-Utilities – 0.9%
DTE Energy Co	191,918	24,872,573
Oil, Gas & Consumable Fuels – 2.5%
Cabot Oil & Gas Corp	528,776	9,232,429
Marathon Petroleum Corp	537,136	32,453,757
Pioneer Natural Resources Co	181,028	29,420,671
		71,106,857
Pharmaceuticals – 0.3%
Organon & Co*	256,137	7,750,706
Professional Services – 0.7%
Mantech International Corp	247,256	21,397,534
Semiconductor & Semiconductor Equipment – 3.5%
CMC Materials Inc	187,429	28,253,047
Maxim Integrated Products Inc	683,853	72,050,752
		100,303,799
Software – 3.9%
CDK Global Inc	955,967	47,502,000
Check Point Software Technologies Ltd*	186,390	21,645,471
Citrix Systems Inc	164,028	19,235,564

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2021

Janus Henderson Mid Cap Value Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Software– (continued)
Synopsys Inc*	84,727	$23,366,859
		111,749,894
Specialty Retail – 3.1%
AutoZone Inc*	22,231	33,173,543
O'Reilly Automotive Inc*	50,038	28,332,016
Ross Stores Inc	220,099	27,292,276
		88,797,835
Textiles, Apparel & Luxury Goods – 3.2%
Carter's Inc	255,065	26,315,056
Columbia Sportswear Co	283,819	27,916,437
Levi Strauss & Co	1,301,293	36,071,842
		90,303,335
Trading Companies & Distributors – 2.3%
GATX Corp	285,037	25,217,223
MSC Industrial Direct Co Inc	454,066	40,743,342
		65,960,565
Total Common Stocks (cost $1,928,209,705)		2,788,402,592
Repurchase Agreements– 2.6%
ING Financial Markets LLC, Joint repurchase agreement, 0.0300%, dated 6/30/21, maturing 7/1/21 to be repurchased at $23,500,020 collateralized by $21,237,098 in U.S. Treasuries 0% - 4.2500%, 11/12/21 - 2/15/51 with a value of $23,970,068	$23,500,000	23,500,000
Royal Bank of Canada, NY Branch, Joint repurchase agreement, 0.0300%, dated 6/30/21, maturing 7/1/21 to be repurchased at $50,000,042 collateralized by $44,607,532 in U.S. Treasuries 0.8750% - 6.2500%, 8/15/23 - 8/15/49 with a value of $51,000,051	50,000,000	50,000,000
Total Repurchase Agreements (cost $73,500,000)		73,500,000
Total Investments (total cost $2,001,709,705) – 100.1%		2,861,902,592
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(3,073,861)
Net Assets – 100%		$2,858,828,731

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,833,078,048	99.0%
Israel	21,645,471	0.8
Canada	7,179,073	0.2

Total	$2,861,902,592	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Mid Cap Value Fund

Notes to Schedule of Investments and Other Information

Russell Midcap® Value Index	Russell Midcap® Value Index reflects the performance of U.S. mid-cap equities with lower price-to-book ratios and lower forecasted growth values.

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$2,788,402,592	$-	$-
Repurchase Agreements	-	73,500,000	-
Total Assets	$2,788,402,592	$73,500,000	$-

12	JUNE 30, 2021

Janus Henderson Mid Cap Value Fund

Statement of Assets and Liabilities

June 30, 2021

See footnotes at the end of the Statement.

Assets:
Investments, at value (cost $1,928,209,705)	$2,788,402,592
Repurchase agreements, at value (cost $73,500,000)	73,500,000
Cash	80,846
Non-interested Trustees' deferred compensation	69,677
Receivables:
Investments sold	44,023,336
Dividends	4,260,031
Fund shares sold	3,853,925
Interest	61
Other assets	6,305
Total Assets	2,914,196,773
Liabilities:
Payables:	—
Investments purchased	46,725,807
Fund shares repurchased	6,671,885
Advisory fees	1,154,966
Transfer agent fees and expenses	410,582
Non-interested Trustees' deferred compensation fees	69,677
12b-1 Distribution and shareholder servicing fees	63,204
Professional fees	50,050
Non-interested Trustees' fees and expenses	10,841
Affiliated fund administration fees payable	5,998
Custodian fees	2,187
Accrued expenses and other payables	202,845
Total Liabilities	55,368,042
Net Assets	$2,858,828,731

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Mid Cap Value Fund

Statement of Assets and Liabilities

June 30, 2021

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,864,051,967
Total distributable earnings (loss)	994,776,764
Total Net Assets	$2,858,828,731
Net Assets - Class A Shares	$73,117,868
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,056,784
Net Asset Value Per Share(1)	$18.02
Maximum Offering Price Per Share(2)	$19.12
Net Assets - Class C Shares	$10,435,771
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	594,594
Net Asset Value Per Share(1)	$17.55
Net Assets - Class D Shares	$752,404,687
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	42,579,100
Net Asset Value Per Share	$17.67
Net Assets - Class I Shares	$359,760,638
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	20,315,131
Net Asset Value Per Share	$17.71
Net Assets - Class L Shares	$4,994,568
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	273,260
Net Asset Value Per Share	$18.28
Net Assets - Class N Shares	$506,429,333
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	28,740,071
Net Asset Value Per Share	$17.62
Net Assets - Class R Shares	$43,892,946
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,480,518
Net Asset Value Per Share	$17.70
Net Assets - Class S Shares	$97,606,282
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,414,112
Net Asset Value Per Share	$18.03
Net Assets - Class T Shares	$1,010,186,638
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	56,784,160
Net Asset Value Per Share	$17.79

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	JUNE 30, 2021

Janus Henderson Mid Cap Value Fund

Statement of Operations

For the year ended June 30, 2021

Investment Income:
Dividends	$47,234,776
Interest	19,427
Other income	2
Foreign tax withheld	(167,353)
Total Investment Income	47,086,852
Expenses:
Advisory fees	13,146,189
12b-1 Distribution and shareholder servicing fees:
Class A Shares	169,618
Class C Shares	125,645
Class R Shares	201,465
Class S Shares	228,101
Transfer agent administrative fees and expenses:
Class D Shares	777,689
Class L Shares	11,667
Class R Shares	102,958
Class S Shares	228,698
Class T Shares	2,428,169
Transfer agent networking and omnibus fees:
Class A Shares	132,693
Class C Shares	14,143
Class I Shares	325,186
Other transfer agent fees and expenses:
Class A Shares	4,645
Class C Shares	782
Class D Shares	100,619
Class I Shares	16,035
Class L Shares	124
Class N Shares	15,518
Class R Shares	1,209
Class S Shares	1,519
Class T Shares	12,055
Shareholder reports expense	314,645
Registration fees	133,933
Affiliated fund administration fees	76,009
Professional fees	59,724
Non-interested Trustees’ fees and expenses	42,632
Custodian fees	14,309
Other expenses	207,265
Total Expenses	18,893,244
Less: Excess Expense Reimbursement and Waivers	(82,645)
Net Expenses	18,810,599
Net Investment Income/(Loss)	28,276,253
Net Realized Gain/(Loss) on Investments:
Investments	188,177,609
Total Net Realized Gain/(Loss) on Investments	188,177,609
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	621,100,759
Total Change in Unrealized Net Appreciation/Depreciation	621,100,759
Net Increase/(Decrease) in Net Assets Resulting from Operations	$837,554,621

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Mid Cap Value Fund

Statements of Changes in Net Assets

	Year ended June 30, 2021	Year ended June 30, 2020

Operations:
Net investment income/(loss)	$28,276,253	$34,530,255
Net realized gain/(loss) on investments	188,177,609	(5,813,773)
Change in unrealized net appreciation/depreciation	621,100,759	(348,352,036)
Net Increase/(Decrease) in Net Assets Resulting from Operations	837,554,621	(319,635,554)
Dividends and Distributions to Shareholders:
Class A Shares	(508,088)	(1,687,781)
Class C Shares	(3,002)	(358,554)
Class D Shares	(7,353,558)	(19,139,147)
Class I Shares	(3,848,572)	(9,499,353)
Class L Shares	(48,715)	(133,731)
Class N Shares	(6,040,805)	(16,660,399)
Class R Shares	(189,517)	(976,034)
Class S Shares	(579,504)	(2,354,671)
Class T Shares	(9,614,226)	(27,791,165)
Net Decrease from Dividends and Distributions to Shareholders	(28,185,987)	(78,600,835)
Capital Share Transactions:
Class A Shares	(6,318,904)	(5,974,312)
Class C Shares	(9,443,513)	(12,843,935)
Class D Shares	(65,427,047)	(48,649,667)
Class I Shares	(52,908,647)	(7,808,524)
Class L Shares	(644,412)	(1,104,518)
Class N Shares	(63,331,338)	(130,071,472)
Class R Shares	(6,643,267)	(11,027,601)
Class S Shares	(28,508,327)	4,679,867
Class T Shares	(179,519,126)	(157,468,745)
Net Increase/(Decrease) from Capital Share Transactions	(412,744,581)	(370,268,907)
Net Increase/(Decrease) in Net Assets	396,624,053	(768,505,296)
Net Assets:
Beginning of period	2,462,204,678	3,230,709,974
End of period	$2,858,828,731	$2,462,204,678

See Notes to Financial Statements.

16	JUNE 30, 2021

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.29	$15.33	$16.96	$17.60	$16.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.13	0.17	0.06	0.11
Net realized and unrealized gain/(loss)	4.73	(1.82)	0.12	1.20	2.59
Total from Investment Operations	4.85	(1.69)	0.29	1.26	2.70
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.12)	(0.13)	(0.01)	(0.08)
Distributions (from capital gains)	—	(0.23)	(1.79)	(1.89)	(1.58)
Total Dividends and Distributions	(0.12)	(0.35)	(1.92)	(1.90)	(1.66)
Net Asset Value, End of Period	$18.02	$13.29	$15.33	$16.96	$17.60
Total Return*	36.65%	(11.47)%	3.99%	7.10%	16.76%
Net Assets, End of Period (in thousands)	$73,118	$59,211	$74,864	$77,496	$105,784
Average Net Assets for the Period (in thousands)	$67,847	$71,147	$75,623	$86,398	$122,128
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.97%	1.19%	1.06%	1.15%	0.94%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	1.19%	1.05%	1.13%	0.93%
Ratio of Net Investment Income/(Loss)	0.76%	0.90%	1.09%	0.36%	0.61%
Portfolio Turnover Rate	46%	37%	42%	41%	53%

Class C Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.93	$14.91	$16.49	$17.26	$16.28
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	0.05	0.07	(0.04)	—(2)
Net realized and unrealized gain/(loss)	4.58	(1.80)	0.14	1.16	2.56
Total from Investment Operations	4.62	(1.75)	0.21	1.12	2.56
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	—	—	—	—
Distributions (from capital gains)	—	(0.23)	(1.79)	(1.89)	(1.58)
Total Dividends and Distributions	—	(0.23)	(1.79)	(1.89)	(1.58)
Net Asset Value, End of Period	$17.55	$12.93	$14.91	$16.49	$17.26
Total Return*	35.76%	(12.02)%	3.40%	6.40%	16.12%
Net Assets, End of Period (in thousands)	$10,436	$15,768	$31,418	$58,590	$73,433
Average Net Assets for the Period (in thousands)	$12,833	$22,689	$41,945	$67,079	$81,619
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.64%	1.78%	1.64%	1.73%	1.51%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.64%	1.78%	1.64%	1.73%	1.51%
Ratio of Net Investment Income/(Loss)	0.24%	0.32%	0.47%	(0.23)%	0.03%
Portfolio Turnover Rate	46%	37%	42%	41%	53%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.03	$15.04	$16.70	$17.37	$16.37
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.17	0.21	0.12	0.15
Net realized and unrealized gain/(loss)	4.64	(1.79)	0.11	1.18	2.58
Total from Investment Operations	4.81	(1.62)	0.32	1.30	2.73
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.16)	(0.19)	(0.08)	(0.15)
Distributions (from capital gains)	—	(0.23)	(1.79)	(1.89)	(1.58)
Total Dividends and Distributions	(0.17)	(0.39)	(1.98)	(1.97)	(1.73)
Net Asset Value, End of Period	$17.67	$13.03	$15.04	$16.70	$17.37
Total Return*	37.11%	(11.24)%	4.27%	7.45%	17.12%
Net Assets, End of Period (in thousands)	$752,405	$615,270	$763,597	$822,153	$841,565
Average Net Assets for the Period (in thousands)	$680,218	$715,784	$765,452	$843,030	$822,828
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.66%	0.89%	0.73%	0.82%	0.62%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.66%	0.89%	0.73%	0.82%	0.62%
Ratio of Net Investment Income/(Loss)	1.07%	1.18%	1.39%	0.68%	0.90%
Portfolio Turnover Rate	46%	37%	42%	41%	53%

Class I Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.06	$15.07	$16.73	$17.40	$16.39
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18	0.18	0.22	0.13	0.16
Net realized and unrealized gain/(loss)	4.65	(1.79)	0.10	1.17	2.58
Total from Investment Operations	4.83	(1.61)	0.32	1.30	2.74
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.17)	(0.19)	(0.08)	(0.15)
Distributions (from capital gains)	—	(0.23)	(1.79)	(1.89)	(1.58)
Total Dividends and Distributions	(0.18)	(0.40)	(1.98)	(1.97)	(1.73)
Net Asset Value, End of Period	$17.71	$13.06	$15.07	$16.73	$17.40
Total Return*	37.15%	(11.16)%	4.33%	7.45%	17.16%
Net Assets, End of Period (in thousands)	$359,761	$310,803	$364,502	$428,793	$963,098
Average Net Assets for the Period (in thousands)	$338,794	$342,719	$386,284	$722,356	$970,761
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.62%	0.85%	0.68%	0.77%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.62%	0.85%	0.68%	0.77%	0.61%
Ratio of Net Investment Income/(Loss)	1.13%	1.20%	1.46%	0.71%	0.92%
Portfolio Turnover Rate	46%	37%	42%	41%	53%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	JUNE 30, 2021

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class L Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.47	$15.54	$17.18	$17.82	$16.69
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.18	0.22	0.13	0.17
Net realized and unrealized gain/(loss)	4.81	(1.86)	0.12	1.21	2.69(2)
Total from Investment Operations	4.98	(1.68)	0.34	1.34	2.86
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.16)	(0.19)	(0.09)	(0.15)
Distributions (from capital gains)	—	(0.23)	(1.79)	(1.89)	(1.58)
Total Dividends and Distributions	(0.17)	(0.39)	(1.98)	(1.98)	(1.73)
Net Asset Value, End of Period	$18.28	$13.47	$15.54	$17.18	$17.82
Total Return*	37.14%	(11.27)%	4.32%	7.47%	17.62%(2)
Net Assets, End of Period (in thousands)	$4,995	$4,231	$6,038	$7,129	$8,534
Average Net Assets for the Period (in thousands)	$4,679	$5,336	$6,333	$7,889	$9,323
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.83%	1.05%	0.88%	0.93%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.89%	0.72%	0.77%	0.57%
Ratio of Net Investment Income/(Loss)	1.08%	1.20%	1.41%	0.73%	0.97%
Portfolio Turnover Rate	46%	37%	42%	41%	53%

Class N Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.99	$15.00	$16.66	$17.34	$16.35
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.19	0.20	0.23	0.13	0.17
Net realized and unrealized gain/(loss)	4.63	(1.80)	0.11	1.19	2.57
Total from Investment Operations	4.82	(1.60)	0.34	1.32	2.74
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.18)	(0.21)	(0.11)	(0.17)
Distributions (from capital gains)	—	(0.23)	(1.79)	(1.89)	(1.58)
Total Dividends and Distributions	(0.19)	(0.41)	(2.00)	(2.00)	(1.75)
Net Asset Value, End of Period	$17.62	$12.99	$15.00	$16.66	$17.34
Total Return*	37.34%	(11.14)%	4.47%	7.56%	17.25%
Net Assets, End of Period (in thousands)	$506,429	$422,894	$619,969	$642,746	$119,228
Average Net Assets for the Period (in thousands)	$483,187	$595,473	$617,269	$349,395	$95,327
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.52%	0.75%	0.59%	0.72%	0.48%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.52%	0.75%	0.59%	0.72%	0.48%
Ratio of Net Investment Income/(Loss)	1.24%	1.36%	1.54%	0.81%	0.99%
Portfolio Turnover Rate	46%	37%	42%	41%	53%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2)  The Net realized and unrealized gain/(loss) per share included an out of period adjustment posted during the year. The impact of the out of period adjustment increased the per share amount by $0.07. The impact of the out of period adjustment to the Total Return was 0.46%.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class R Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.04	$15.06	$16.68	$17.38	$16.38
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.09	0.12	0.01	0.05
Net realized and unrealized gain/(loss)	4.65	(1.82)	0.13	1.18	2.57
Total from Investment Operations	4.73	(1.73)	0.25	1.19	2.62
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.06)	(0.08)	—	(0.04)
Distributions (from capital gains)	—	(0.23)	(1.79)	(1.89)	(1.58)
Total Dividends and Distributions	(0.07)	(0.29)	(1.87)	(1.89)	(1.62)
Net Asset Value, End of Period	$17.70	$13.04	$15.06	$16.68	$17.38
Total Return*	36.38%	(11.83)%	3.70%	6.78%	16.40%
Net Assets, End of Period (in thousands)	$43,893	$38,246	$55,536	$62,802	$71,118
Average Net Assets for the Period (in thousands)	$41,183	$48,448	$57,426	$67,666	$74,119
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.26%	1.50%	1.34%	1.42%	1.22%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.26%	1.50%	1.34%	1.42%	1.22%
Ratio of Net Investment Income/(Loss)	0.49%	0.59%	0.79%	0.09%	0.31%
Portfolio Turnover Rate	46%	37%	42%	41%	53%

Class S Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.28	$15.33	$16.90	$17.56	$16.54
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.12	0.17	0.06	0.10
Net realized and unrealized gain/(loss)	4.74	(1.83)	0.12	1.19	2.59
Total from Investment Operations	4.85	(1.71)	0.29	1.25	2.69
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.11)	(0.07)	(0.02)	(0.09)
Distributions (from capital gains)	—	(0.23)	(1.79)	(1.89)	(1.58)
Total Dividends and Distributions	(0.10)	(0.34)	(1.86)	(1.91)	(1.67)
Net Asset Value, End of Period	$18.03	$13.28	$15.33	$16.90	$17.56
Total Return*	36.67%	(11.58)%	3.93%	7.07%	16.69%
Net Assets, End of Period (in thousands)	$97,606	$99,159	$110,404	$198,132	$200,812
Average Net Assets for the Period (in thousands)	$91,479	$107,902	$148,179	$209,016	$196,518
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.02%	1.25%	1.09%	1.18%	0.98%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.02%	1.25%	1.09%	1.18%	0.97%
Ratio of Net Investment Income/(Loss)	0.72%	0.79%	1.07%	0.33%	0.56%
Portfolio Turnover Rate	46%	37%	42%	41%	53%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	JUNE 30, 2021

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.12	$15.14	$16.78	$17.45	$16.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.16	0.20	0.10	0.14
Net realized and unrealized gain/(loss)	4.66	(1.80)	0.12	1.18	2.58
Total from Investment Operations	4.82	(1.64)	0.32	1.28	2.72
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.15)	(0.17)	(0.06)	(0.13)
Distributions (from capital gains)	—	(0.23)	(1.79)	(1.89)	(1.58)
Total Dividends and Distributions	(0.15)	(0.38)	(1.96)	(1.95)	(1.71)
Net Asset Value, End of Period	$17.79	$13.12	$15.14	$16.78	$17.45
Total Return*	36.95%	(11.31)%	4.22%	7.31%	17.00%
Net Assets, End of Period (in thousands)	$1,010,187	$896,622	$1,204,382	$1,431,431	$1,619,550
Average Net Assets for the Period (in thousands)	$971,268	$1,089,574	$1,281,003	$1,566,628	$1,709,661
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.77%	0.99%	0.84%	0.92%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.99%	0.83%	0.91%	0.71%
Ratio of Net Investment Income/(Loss)	1.00%	1.09%	1.30%	0.58%	0.82%
Portfolio Turnover Rate	46%	37%	42%	41%	53%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Mid Cap Value Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class L Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors

22	JUNE 30, 2021

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Janus Investment Fund	23

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

24	JUNE 30, 2021

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States.

Janus Investment Fund	25

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

26	JUNE 30, 2021

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$23,500,000	$—	$(23,500,000)	$—
Royal Bank of Canada, NY Branch	50,000,000	—	(50,000,000)	—

Total	$73,500,000	$—	$(73,500,000)	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee rate that may adjust up or down based on the Fund’s performance relative to its benchmark index.

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

Janus Investment Fund	27

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. The Fund’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.64%, and the Fund’s benchmark index used in the calculation is the Russell Midcap® Value Index.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index, up to the Fund’s full performance rate of ±4.00%. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended June 30, 2021, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.49%.

Perkins Investment Management LLC (“Perkins”) previously served as subadviser to the Fund. Effective April 30, 2021, the subadvisory agreement between Janus Capital and Perkins on behalf of the Fund was terminated.

Prior to April 30, 2021, Janus Capital paid Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to the Fund’s benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.83% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

28	JUNE 30, 2021

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative fee based on the average daily net assets Class L Shares of the Fund based on the average proportion of the Fund’s total net assets sold directly and the average proportion of the Fund’s net assets sold through financial intermediaries on a monthly basis. The asset-weighted fee is calculated by applying a blended annual fee rate of 0.12% on average net assets for the proportion of assets sold directly and 0.25% on average net assets for the proportion of assets sold through financial intermediaries. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations. Janus Services has agreed to waive all or a portion of this fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Services or Janus Capital without prior notification to shareholders. Removal of this fee waiver may have a significant impact on Class L Shares’ total expense ratio. If applicable, amounts waived to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder

Janus Investment Fund	29

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $357,443 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $559,325 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2021.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2021, Janus Henderson Distributors retained upfront sales charges of $5,900.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2021.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2021, redeeming shareholders of Class C Shares paid CDSCs of $1,082.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common

30	JUNE 30, 2021

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2021, the Fund engaged in cross trades amounting to $18,246,573 in purchases and $302,889 in sales, resulting in a net realized loss of $5,020. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ -	$ 139,188,135	$ -	$ -	$ -	$ (36,278)	$855,624,907

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,006,277,685	$870,740,632	$(15,115,725)	$ 855,624,907

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 28,185,987	$ -	$ -	$ -

For the year ended June 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 31,712,153	$ 46,888,682	$ -	$ -

Janus Investment Fund	31

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 13,988,829	$ (4,774,587)	$ (9,214,242)

Capital has been adjusted by $13,988,829, including $13,024,846 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

32	JUNE 30, 2021

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2021		Year ended June 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	914,433	$ 14,312,575	1,272,842	$ 18,917,607
Reinvested dividends and distributions	25,855	405,408	81,893	1,334,034
Shares repurchased	(1,339,171)	(21,036,887)	(1,781,200)	(26,225,953)
Net Increase/(Decrease)	(398,883)	$ (6,318,904)	(426,465)	$ (5,974,312)
Class C Shares:
Shares sold	88,738	$ 1,377,369	150,011	$ 2,142,885
Reinvested dividends and distributions	190	2,911	20,260	322,134
Shares repurchased	(714,010)	(10,823,793)	(1,057,463)	(15,308,954)
Net Increase/(Decrease)	(625,082)	$ (9,443,513)	(887,192)	$ (12,843,935)
Class D Shares:
Shares sold	2,934,366	$ 49,582,875	1,720,896	$ 24,092,028
Reinvested dividends and distributions	467,826	7,181,129	1,172,678	18,704,221
Shares repurchased	(8,040,617)	(122,191,051)	(6,445,454)	(91,445,916)
Net Increase/(Decrease)	(4,638,425)	$ (65,427,047)	(3,551,880)	$ (48,649,667)
Class I Shares:
Shares sold	3,917,206	$ 61,140,888	7,616,691	$ 106,655,485
Reinvested dividends and distributions	233,943	3,598,047	550,430	8,795,870
Shares repurchased	(7,638,969)	(117,647,582)	(8,545,806)	(123,259,879)
Net Increase/(Decrease)	(3,487,820)	$ (52,908,647)	(378,685)	$ (7,808,524)
Class L Shares:
Shares sold	1,982	$ 34,914	6,458	$ 93,316
Reinvested dividends and distributions	3,025	48,009	7,990	131,756
Shares repurchased	(45,799)	(727,335)	(88,995)	(1,329,590)
Net Increase/(Decrease)	(40,792)	$ (644,412)	(74,547)	$ (1,104,518)
Class N Shares:
Shares sold	4,917,180	$ 73,907,552	11,153,046	$ 145,848,219
Reinvested dividends and distributions	373,511	5,710,977	1,017,680	16,170,934
Shares repurchased	(9,096,876)	(142,949,867)	(20,957,658)	(292,090,625)
Net Increase/(Decrease)	(3,806,185)	$ (63,331,338)	(8,786,932)	$(130,071,472)
Class R Shares:
Shares sold	440,536	$ 6,832,838	615,349	$ 8,811,940
Reinvested dividends and distributions	12,116	186,831	57,539	921,770
Shares repurchased	(904,025)	(13,662,936)	(1,429,475)	(20,761,311)
Net Increase/(Decrease)	(451,373)	$ (6,643,267)	(756,587)	$ (11,027,601)
Class S Shares:
Shares sold	1,193,408	$ 19,635,165	2,956,785	$ 43,644,906
Reinvested dividends and distributions	36,903	579,012	144,442	2,352,954
Shares repurchased	(3,281,247)	(48,722,504)	(2,838,735)	(41,317,993)
Net Increase/(Decrease)	(2,050,936)	$ (28,508,327)	262,492	$ 4,679,867
Class T Shares:
Shares sold	4,080,100	$ 62,957,326	3,977,213	$ 56,561,096
Reinvested dividends and distributions	616,223	9,526,809	1,713,278	27,515,249
Shares repurchased	(16,267,356)	(252,003,261)	(16,894,662)	(241,545,090)
Net Increase/(Decrease)	(11,571,033)	$(179,519,126)	(11,204,171)	$(157,468,745)

Janus Investment Fund	33

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,189,371,554	$1,585,282,602	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2021 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

34	JUNE 30, 2021

Janus Henderson Mid Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Mid Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Mid Cap Value Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2021, the related statement of operations for the year ended June 30, 2021, the statements of changes in net assets for each of the two years in the period ended June 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2021 and the financial highlights for each of the five years in the period ended June 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 20, 2021

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Investment Fund	35

Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

36	JUNE 30, 2021

Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	37

Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

38	JUNE 30, 2021

Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	39

Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

40	JUNE 30, 2021

Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

Janus Investment Fund	41

Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Janus Investment Fund	43

Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

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Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

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Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Capital Management LLC, the Fund’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”).

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the annual period ended June 30, 2021, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2020 through December 31, 2020 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Fund was able to meet redemptions during the normal course of business during the Reporting Period, and discussed the additional actions that the Liquidity Risk Working Group took during the period of market volatility in the spring of 2020 to monitor the Fund’s liquidity. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, taking into account the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Janus Henderson Mid Cap Value Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2021. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Janus Henderson Mid Cap Value Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Mid Cap Value Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2021:

Capital Gain Distributions	$13,024,846
Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

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Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 51 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present

Independent Consultant (since 2019) and Chief Operating Officer, muun chi LLC (organic food business) (since 2020). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

51

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	51

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	51

Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	51	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	51

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	51

Director of Family Service of Lake County (since 2019). Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	51

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), and Director of Walmart (until 2017).

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Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President and Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Management LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

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Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Capital Management LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017-September 2017), Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Services LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson Mid Cap Value Fund

Notes

NotesPage1

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Janus Henderson Mid Cap Value Fund

Notes

NotesPage2

Janus Investment Fund	61

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93032 08-21

ANNUAL REPORT June 30, 2021

Janus Henderson Money Market Fund

Janus Investment Fund

Janus Henderson Money Market Fund

Janus Henderson Money Market Fund (unaudited)

Performance

David Spilsted co-portfolio manager	Garrett Strum co-portfolio manager

Average Annual Total Return		Seven-Day Current Yield
For the periods ended June 30, 2021		Class D Shares
Class D Shares		With Reimbursement	0.00%
1 Year	0.00%	Without Reimbursement	0.00%
5 Year	0.78%	Class T Shares
10 Year	0.39%	With Reimbursement	0.00%
Since Inception (February 14, 1995)	2.11%	Without Reimbursement	0.00%
Class T Shares		Expense Ratios
1 Year	0.00%	Per the October 28, 2020 prospectuses
5 Year	0.74%	Class D Shares
10 Year	0.37%	Total Annual Fund Operating Expenses	0.62%
Since Inception (February 14, 1995)	2.11%	Class T Shares
		Total Annual Fund Operating Expenses	0.65%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Returns include reinvestment of all dividends and distributions.

The yield more closely reflects the current earnings of the money market fund than the total return.

Class D Shares of the Fund commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

See “Useful Information About Your Fund Report.”

See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	1

Janus Henderson Money Market Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Net Annualized Expense Ratio (1/1/21 - 6/30/21)
Class D Shares	$1,000.00	$1,000.00	$0.50	$1,000.00	$1,024.30	$0.50	0.10%
Class T Shares	$1,000.00	$1,000.00	$0.50	$1,000.00	$1,024.30	$0.50	0.10%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

2	JUNE 30, 2021

Janus Henderson Money Market Fund

Schedule of Investments

June 30, 2021

Principal Amounts		Value
Certificates of Deposit– 10.7%
Bank of Montreal/Chicago IL, 0.0900%, 9/15/21	$20,000,000	$20,000,000
Canadian Imperial Bank of Commerce/New York NY, 0.1200%, 7/13/21	20,000,000	20,000,000
Canadian Imperial Bank of Commerce/New York NY, 0.0500%, 8/12/21	15,000,000	15,000,000
Commonwealth Bank of Australia/New York NY, 0.0700%, 9/2/21	25,000,000	25,000,000
Cooperatieve Rabobank UA/NY, 0.1400%, 7/19/21	20,000,000	20,000,000
Sumitomo Mitsui Banking Corp/New York, 0.0500%, 7/8/21	25,000,000	25,000,000
Total Certificates of Deposit (cost $125,000,000)		125,000,000
Commercial Paper– 37.7%
Atlantic Asset Securitizaton LLC, 0.0710%, 7/1/21 (Section 4(2))	15,000,000	15,000,000
Atlantic Asset Securitizaton LLC, 0.0761%, 7/20/21 (Section 4(2))	20,000,000	19,999,208
Australia & New Zeland Banking Group Ltd, 0.1116%, 8/4/21 (Section 4(2))	20,000,000	19,997,922
Australia & New Zeland Banking Group Ltd, 0.1319%, 9/1/21 (Section 4(2))	25,000,000	24,994,402
BNP Paribas New York Branch, 0.1218%, 8/2/21	25,000,000	24,997,333
BNP Paribas New York Branch, 0.1218%, 8/9/21	25,000,000	24,996,750
Manhattan Asset Funding Co LLC, 0.0507%, 7/15/21 (Section 4(2))	15,000,000	14,999,708
Manhattan Asset Funding Co LLC, 0.0811%, 7/26/21 (Section 4(2))	25,000,000	24,998,611
Nieuw Amsterdam Receivables Corp BV, 0.1319%, 9/2/21 (Section 4(2))	15,000,000	14,996,587
Nieuw Amsterdam Receivables Corp BV, 0.1319%, 9/10/21 (Section 4(2))	25,000,000	24,993,590
Societe Generale SA, 0.0800%, 7/1/21 (Section 4(2))	25,000,000	25,000,000
Societe Generale SA, 0.0558%, 7/2/21 (Section 4(2))	10,000,000	9,999,985
Svenska Handelsbanken AB, 0.1624%, 8/17/21 (Section 4(2))	25,000,000	24,994,776
Svenska Handelsbanken AB, 0.1624%, 8/19/21 (Section 4(2))	25,000,000	24,994,554
Swedbank AB, 0.0761%, 9/2/21	25,000,000	24,996,719
Swedbank AB, 0.1167%, 10/20/21	20,000,000	19,992,908
Toronto-Dominion Bank/The, 0.1421%, 8/6/21 (Section 4(2))	25,000,000	24,996,499
Toronto-Dominion Bank/The, 0.1015%, 9/24/21 (Section 4(2))	25,000,000	24,994,097
Victory Receivables Corp, 0.0710%, 7/1/21 (Section 4(2))	50,000,000	50,000,000
Total Commercial Paper (cost $439,943,649)		439,943,649
U.S. Government Agency Notes– 5.2%
Federal Home Loan Bank Discount Notes:
0.0168%, 7/14/21	10,000,000	9,999,939
0.0150%, 7/28/21	10,000,000	9,999,887
0.0117%, 8/18/21	20,000,000	19,999,687
0.0150%, 8/25/21	10,000,000	9,999,771
0.0247%, 9/15/21	10,000,000	9,999,478
Total U.S. Government Agency Notes (cost $59,998,762)		59,998,762
U.S. Treasury Debt– 2.6%
United States Treasury Bill, 0.0060%, 7/1/21	10,000,000	10,000,000
United States Treasury Bill, 0.0136%, 7/29/21	10,000,000	9,999,903
United States Treasury Bill, 0.0483%, 8/5/21	10,000,000	9,999,563
Total U.S. Treasury Debt (cost $29,999,466)		29,999,466
Variable Rate Demand Notes¶– 15.2%
Bellevue 10 Apartments LLC (LOC: Northern Trust Company), 0.1700%, 4/1/60	3,450,000	3,450,000
Breckenridge Terrace LLC (LOC: Bank of America NA), 0.1800%, 5/2/39	14,980,000	14,980,000
Breckenridge Terrace LLC (LOC: Bank of America NA), 0.1800%, 5/2/39	4,000,000	4,000,000
Cellmark Inc (LOC: Swedbank AB NY), 0.1200%, 6/1/38	10,000,000	10,000,000
CG-USA Simi Valley LP (LOC: FHLB San Francisco), 0.1200%, 10/1/60	6,900,000	6,900,000
County of Eagle CO (LOC: Bank of America NA), 0.1800%, 6/1/27	9,100,000	9,100,000
County of Eagle CO (LOC: Bank of America NA), 0.1800%, 5/2/39	8,000,000	8,000,000
Dorfman 2020 Family (LOC: FHLB of Dallas), 0.1200%, 8/1/40	5,285,000	5,285,000
Encinitas Senior Living LP (LOC: FHLB San Francisco), 0.1200%, 8/1/59	3,370,000	3,370,000
Griffin-Spalding County Development Authority (LOC: Bank of America NA),
0.1200%, 8/1/28	3,750,000	3,750,000
Jefferson Vista Canyon LLC (LOC: Comerica Bank), 0.2000%, 12/2/58	14,555,000	14,555,000
Lodi LV Loca LP (LOC: FHLB San Francisco), 0.1200%, 8/1/59	6,000,000	6,000,000
Michael Dennis Sullivan Irrevocable Trust (LOC: Wells Fargo Bank NA),
0.1200%, 11/1/39	11,375,000	11,375,000
Mississippi Business Finance Corp (LOC: FHLB Dallas), 0.2200%, 12/1/35	4,625,000	4,625,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	3

Janus Henderson Money Market Fund

Schedule of Investments

June 30, 2021

Principal Amounts		Value
Variable Rate Demand Notes¶– (continued)
Phoenix Realty Special Account-U LP (LOC: Northern Trust Company),
0.3000%, 4/1/25	$1,675,000	$1,675,000
SSAB AB (LOC: Swedbank AB NY), 0.1200%, 4/1/34	30,000,000	30,000,000
SSAB AB (LOC: Credit Agricole Corporate and Investment Bank),
0.1200%, 5/1/34	20,000,000	20,000,000
Steel Dust Recycling LLC (LOC: Comerica Bank), 0.1500%, 5/1/46	13,875,000	13,875,000
Tenderfoot Seasonal Housing LLC (LOC: Bank of America NA), 0.1800%, 7/2/35	5,700,000	5,700,000
Total Variable Rate Demand Notes (cost $176,640,000)		176,640,000
Repurchase Agreementsë– 28.7%
Credit Agricole, New York, Joint repurchase agreement, 0.0500%, dated 6/30/21, maturing 7/1/21 to be repurchased at $5,000,007 collateralized by $4,546,231 in U.S. Treasuries 0.5000%, 1/15/28 with a value of $5,100,020	5,000,000	5,000,000
Goldman Sachs & Co., Joint repurchase agreement, 0.0500%, dated 6/30/21, maturing 7/1/21 to be repurchased at $35,000,049 collateralized by $34,941,318 in U.S. Government Agencies 0.6934% - 3.4580%, 10/16/48 - 5/16/53 with a value of $35,700,000	35,000,000	35,000,000
HSBC Securities (USA), Inc, Joint repurchase agreement, 0.0400%, dated 6/30/21, maturing 7/1/21 to be repurchased at $35,000,039 collateralized by $45,278,156 in U.S. Treasuries 0% - 7.2500%, 6/30/22 - 11/15/49 with a value of $35,700,000	35,000,000	35,000,000
ING Financial Markets LLC, Joint repurchase agreement, 0.0300%, dated 6/30/21, maturing 7/1/21 to be repurchased at $60,000,050 collateralized by $59,610,086 in U.S. Treasuries 0% - 2.8750%, 10/7/21 - 2/15/45 with a value of $61,200,056	60,000,000	60,000,000
ING Financial Markets LLC, Joint repurchase agreement, 0.0400%, dated 6/30/21, maturing 7/1/21 to be repurchased at $55,000,061 collateralized by $54,147,169 in U.S. Government Agencies 1.5000% - 4.5000%, 9/1/29 - 1/1/57 with a value of $56,100,062	55,000,000	55,000,000
Royal Bank of Canada, NY Branch, Joint repurchase agreement, 0.0500%, dated 6/30/21, maturing 7/1/21 to be repurchased at $85,000,118 collateralized by $10,405,551 in U.S. Government Agencies 2.5000% - 7.2500%, 6/15/24 - 3/20/51 and $75,403,075 in U.S. Treasuries 0.1250% - 0.3750%, 9/30/22 - 4/15/24 with a value of $86,700,120	85,000,000	85,000,000
Wells Fargo Securities LLC, Joint repurchase agreement, 0.0600%, dated 6/30/21, maturing 7/1/21 to be repurchased at $60,000,100 collateralized by $57,733,560 in U.S. Government Agencies 2.0000% - 4.5000%, 11/1/35 - 2/1/51 with a value of $61,200,102	60,000,000	60,000,000
Total Repurchase Agreements (cost $335,000,000)		335,000,000
Total Investments (total cost $1,166,581,877) – 100.1%		1,166,581,877
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(844,358)
Net Assets – 100%		$1,165,737,519

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

4	JUNE 30, 2021

Janus Henderson Money Market Fund

Notes to Schedule of Investments and Other Information

LLC	Limited Liability Company
LOC	Letter of Credit
LP	Limited Partnership

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

4(2)

Securities sold under Section 4(2) of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 4(2) securities as of the year ended June 30, 2021 is $344,959,939, which represents 29.6% of net assets.

¶

Variable rate demand notes are not based on a published reference rate and spread; they are determined by the issuer or remarketing agent and current market conditions. The reference rate in the security description is as of June 30, 2021.

ë	The Fund may have elements of risk due to concentration of investments. Such concentrations may subject the Fund to additional risks.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Certificates of Deposit	$-	$125,000,000	$-
Commercial Paper	-	439,943,649	-
U.S. Government Agency Notes	-	59,998,762	-
U.S. Treasury Debt	-	29,999,466	-
Variable Rate Demand Notes	-	176,640,000	-
Repurchase Agreements	-	335,000,000	-
Total Assets	$-	$1,166,581,877	$-

Janus Investment Fund	5

Janus Henderson Money Market Fund

Statement of Assets and Liabilities

June 30, 2021

Assets:
Investments, at value (cost $831,581,877)	$831,581,877
Repurchase agreements, at value (cost $335,000,000)	335,000,000
Cash	239,053
Non-interested Trustees' deferred compensation	28,411
Receivables:
Fund shares sold	1,630,985
Interest	51,829
Total Assets	1,168,532,155
Liabilities:
Payables:	—
Fund shares repurchased	2,652,283
Advisory fees	71,777
Professional fees	36,568
Non-interested Trustees' deferred compensation fees	28,411
Non-interested Trustees' fees and expenses	4,801
Dividends	796
Total Liabilities	2,794,636
Net Assets	$1,165,737,519
Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,165,749,869
Total distributable earnings (loss)	(12,350)
Total Net Assets	$1,165,737,519
Net Assets - Class D Shares	$1,149,942,257
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,149,957,835
Net Asset Value Per Share	$1.00
Net Assets - Class T Shares	$15,795,262
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,803,414
Net Asset Value Per Share	$1.00

See Notes to Financial Statements.

6	JUNE 30, 2021

Janus Henderson Money Market Fund

Statement of Operations

For the year ended June 30, 2021

Investment Income:
Interest	$1,593,940
Other income	235
Total Investment Income	1,594,175
Expenses:
Advisory fees	2,434,156
Administration services fees:
Class D Shares	4,330,340
Class T Shares	53,981
Professional fees	45,094
Non-interested Trustees’ fees and expenses	21,270
Total Expenses	6,884,841
Less: Excess Expense Reimbursement and Waivers	(5,304,621)
Net Expenses	1,580,220
Net Investment Income/(Loss)	13,955
Net Realized Gain/(Loss) on Investments:
Investments	810
Total Net Realized Gain/(Loss) on Investments	810
Net Increase/(Decrease) in Net Assets Resulting from Operations	$14,765

See Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Money Market Fund

Statements of Changes in Net Assets

	Year ended June 30, 2021	Year ended June 30, 2020

Operations:
Net investment income/(loss)	$13,955	$10,034,284
Net realized gain/(loss) on investments	810	(14)
Net Increase/(Decrease) in Net Assets Resulting from Operations	14,765	10,034,270
Dividends and Distributions to Shareholders:
Class D Shares	(13,775)	(9,899,556)
Class T Shares	(179)	(134,726)
Net Decrease from Dividends and Distributions to Shareholders	(13,954)	(10,034,282)
Capital Share Transactions:
Class D Shares	(5,234,716)	244,309,923
Class T Shares	2,637,118	1,113,599
Net Increase/(Decrease) from Capital Share Transactions	(2,597,598)	245,423,522
Net Increase/(Decrease) in Net Assets	(2,596,787)	245,423,510
Net Assets:
Beginning of period	1,168,334,306	922,910,796
End of period	$1,165,737,519	$1,168,334,306

See Notes to Financial Statements.

8	JUNE 30, 2021

Janus Henderson Money Market Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	—(2)	0.01	0.02	0.01	—(2)
Net realized and unrealized gain/(loss)(2)	—	—	—	—	—
Total from Investment Operations	—	0.01	0.02	0.01	—
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	(0.01)	(0.02)	(0.01)	—(2)
Total Dividends and Distributions	—	(0.01)	(0.02)	(0.01)	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return*	0.00%	1.05%	1.80%	0.92%	0.16%
Net Assets, End of Period (in thousands)	$1,149,942	$1,155,176	$910,866	$840,396	$865,718
Average Net Assets for the Period (in thousands)	$1,202,890	$1,006,448	$886,310	$852,513	$907,340
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.57%	0.62%	0.67%	0.67%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.13%	0.53%	0.57%	0.57%	0.57%
Ratio of Net Investment Income/(Loss)	0.00%(3)	0.98%	1.79%	0.91%	0.15%

Class T Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	—(2)	0.01	0.02	0.01	—(2)
Net realized and unrealized gain/(loss)(2)	—	—	—	—	—
Total from Investment Operations	—	0.01	0.02	0.01	—
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	(0.01)	(0.02)	(0.01)	—(2)
Total Dividends and Distributions	—	(0.01)	(0.02)	(0.01)	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return*	0.00%	1.03%	1.79%	0.89%	0.02%
Net Assets, End of Period (in thousands)	$15,795	$13,158	$12,045	$12,467	$13,763
Average Net Assets for the Period (in thousands)	$14,191	$13,238	$11,795	$13,647	$56,389
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.59%	0.65%	0.69%	0.69%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.13%	0.55%	0.59%	0.59%	0.56%
Ratio of Net Investment Income/(Loss)	0.00%(3)	1.02%	1.76%	0.87%	0.01%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Money Market Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Money Market Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital preservation and liquidity with current income as a secondary objective.

The Fund offers two classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer both classes of shares.

The Fund is classified as a “retail money market fund,” as such term is defined in or interpreted under the rules governing money market funds. A retail money market fund is a money market fund that has policies and procedures reasonably designed to limit all beneficial owners of the Fund to natural persons, which means that the Fund’s Shares can only be held through individual investors. In order to make an initial investment in the Fund, the Fund requires that a shareholder provide certain information (e.g., Social Security number or government-issued identification) that confirms your eligibility to invest in the Fund. Accounts that are not beneficially owned by natural persons, such as business and limited liability company accounts, charitable or financial organizations, and corporate and S-Corp accounts, are not eligible to invest in the Fund, and will be involuntarily redeemed from the Fund after having been provided sufficient notice.

As a retail money market fund, the Fund may be subject to liquidity fees and/or redemption gates on fund redemptions if the Fund’s liquidity falls below required minimums because of market conditions or other factors. Liquidity fees and redemption gates are most likely to be imposed during times of extraordinary market stress. Pursuant to Rule 2a-7 under the 1940 Act, the Trustees are permitted to impose a liquidity fee on redemptions from the Fund (up to 2%) or a redemption gate to temporarily restrict redemptions from the Fund for up to 10 business days (in any 90-day period) in the event that the Fund’s weekly liquid assets fall below certain designated thresholds.

If the Fund’s weekly liquid assets fall below 30% of the Fund’s total assets, the Trustees are permitted, but not required, to (i) impose a liquidity fee of no more than 2% of the amount redeemed and/or (ii) impose a redemption gate to temporarily suspend the right of redemption. If the Fund’s weekly liquid assets fall below 10% of the Fund’s total assets, the Fund will impose, generally as of the beginning of the next business day, a liquidity fee of 1% of the amount redeemed unless the Trustees determine that such a fee would not be in the best interests of the Fund or determines that a lower or higher fee (subject to the 2% limit) would be in the best interests of the Fund. A liquidity fee or redemption gate may be imposed as early as the same day that the Fund's weekly liquid assets fall below the 30% or 10% thresholds.

Shareholders, including individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

10	JUNE 30, 2021

Janus Henderson Money Market Fund

Notes to Financial Statements

Liquidity

The Fund has adopted liquidity requirements (measured at the time of purchase) as noted:

The Fund will limit its investments in illiquid securities to 5% or less of its total assets.

Daily liquidity. The Fund will invest at least 10% of its total assets in “daily liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day, and/or amounts receivable and due unconditionally within one business day on pending sales of portfolio securities.

Weekly liquidity. The Fund will invest at least 30% of its assets in “weekly liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within five business days.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Investments held by the Fund are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE.

Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

Janus Investment Fund	11

Janus Henderson Money Market Fund

Notes to Financial Statements

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

Dividends, if any, are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the

12	JUNE 30, 2021

Janus Henderson Money Market Fund

Notes to Financial Statements

financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the

Janus Investment Fund	13

Janus Henderson Money Market Fund

Notes to Financial Statements

Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Credit Agricole, New York	$5,000,000	$—	$(5,000,000)	$—
Goldman Sachs & Co.	35,000,000	—	(35,000,000)	—
HSBC Securities (USA), Inc	35,000,000	—	(35,000,000)	—
ING Financial Markets LLC	115,000,000	—	(115,000,000)	—
Royal Bank of Canada, NY Branch	85,000,000	—	(85,000,000)	—
Wells Fargo Securities LLC	60,000,000	—	(60,000,000)	—

Total	$335,000,000	$—	$(335,000,000)	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt

14	JUNE 30, 2021

Janus Henderson Money Market Fund

Notes to Financial Statements

of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

Variable and Floating Rate Notes

The Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days’ notice. The Fund may purchase variable and floating rate demand notes of U.S. Government issuers or commercial banks. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment. The rate of interest on securities purchased by the Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Fund, as well as other money market rates of interest. The Fund will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.20% of its average daily net assets.

Janus Capital may waive and/or reimburse additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. These waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of Janus Capital. There is no guarantee that the Fund will maintain a positive yield. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Class D Shares and Class T Shares of the Fund compensate Janus Capital at an annual rate of 0.36% and 0.38%, respectively, of average daily net assets for providing certain administration services including, but not limited to, oversight and coordination of the Fund’s service providers, recordkeeping and registration functions and also to pay for costs such as shareholder servicing and custody. These amounts are disclosed as “Administration services fees” on the Statement of Operations. A portion of the Fund’s administration fee is paid to BNP Paribas Financial Services ("BPFS"). BPFS provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund. Janus Capital does not receive any additional compensation, beyond the administration services fee for serving as administrator.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30,

Janus Investment Fund	15

Janus Henderson Money Market Fund

Notes to Financial Statements

2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $559,325 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2021.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 11,439	$ -	$ -	$ -	$ -	$ (23,789)	$ -

During the year ended June 30, 2021, capital loss carryovers of $14 were utilized by the Fund. There are no unused capital loss carryovers

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 13,954	$ -	$ -	$ -

For the year ended June 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 10,034,282	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

16	JUNE 30, 2021

Janus Henderson Money Market Fund

Notes to Financial Statements

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 796	$ -	$ (796)

Capital has been adjusted by $796, all of which is long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

5. Capital Share Transactions

	Year ended June 30, 2021		Year ended June 30, 2020
	Shares	Amount	Shares	Amount

Class D Shares:
Shares sold	750,105,753	$750,105,752	904,385,223	$904,385,223
Reinvested dividends and distributions	8,728	8,728	9,733,992	9,733,992
Shares repurchased	(755,349,193)	(755,349,196)	(669,809,288)	(669,809,292)
Net Increase/(Decrease)	(5,234,712)	$ (5,234,716)	244,309,927	$244,309,923
Class T Shares:
Shares sold	26,472,033	$ 26,472,033	23,584,786	$ 23,584,786
Reinvested dividends and distributions	178	178	133,938	133,938
Shares repurchased	(23,835,093)	(23,835,093)	(22,605,125)	(22,605,125)
Net Increase/(Decrease)	2,637,118	$ 2,637,118	1,113,599	$ 1,113,599

6. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	17

Janus Henderson Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Money Market Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2021, the related statement of operations for the year ended June 30, 2021, the statements of changes in net assets for each of the two years in the period ended June 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2021 and the financial highlights for each of the five years in the period ended June 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 20, 2021

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

18	JUNE 30, 2021

Janus Henderson Money Market Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Monthly Portfolio Holdings

The Fund files its complete holdings in a monthly report on Form N-MFP within 5 business days after each month end. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees

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reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

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• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months

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Additional Information (unaudited)

ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

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U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus

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Additional Information (unaudited)

Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The

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Additional Information (unaudited)

Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that,

28	JUNE 30, 2021

Janus Henderson Money Market Fund

Additional Information (unaudited)

although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the

Janus Investment Fund	29

Janus Henderson Money Market Fund

Additional Information (unaudited)

subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Capital Management LLC, the Fund’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”).

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the annual period ended June 30, 2021, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2020 through December 31, 2020 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Fund was able to meet redemptions during the normal course of business during the Reporting Period, and discussed the additional actions that the Liquidity Risk Working Group took during the period of market volatility in the spring of 2020 to monitor the Fund’s liquidity. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, taking into account the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

30	JUNE 30, 2021

Janus Henderson Money Market Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

Janus Investment Fund	31

Janus Henderson Money Market Fund

Useful Information About Your Fund Report (unaudited)

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Money Market Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2021:

Section 163(j) Interest Dividend	76%
Capital Gain Distributions	$796

Janus Investment Fund	33

Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 51 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present

Independent Consultant (since 2019) and Chief Operating Officer, muun chi LLC (organic food business) (since 2020). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

51

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

Janus Investment Fund	35

Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	51

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

36	JUNE 30, 2021

Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	51

Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	37

Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	51	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	51

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

38	JUNE 30, 2021

Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	51

Director of Family Service of Lake County (since 2019). Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	51

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), and Director of Walmart (until 2017).

Janus Investment Fund	39

Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
David Spilsted 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Henderson Money Market Fund	7/17-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Henderson Investors.
Garrett Strum 151 Detroit Street Denver, CO 80206 DOB: 1981	Executive Vice President and Co-Portfolio Manager Janus Henderson Money Market Fund	5/17-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Henderson Investors.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President and Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Management LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

40	JUNE 30, 2021

Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Capital Management LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017-September 2017), Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Services LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	41

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93027 08-21

ANNUAL REPORT June 30, 2021

Janus Henderson Multi-Sector Income Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Multi-Sector Income Fund

Janus Henderson Multi-Sector Income Fund (unaudited)

FUND SNAPSHOT

 This dynamic, multi-sector income fund seeks high, current income with lower volatility than a dedicated high-yield strategy. Our approach leverages a bottom-up, fundamentally driven process that focuses on identifying the best risk-adjusted opportunities across fixed income sectors.

John Kerschner co-portfolio manager	John Lloyd co-portfolio manager	Seth Meyer co-portfolio manager

PERFORMANCE OVERVIEW

During the one-year period ended June 30, 2021, Janus Henderson Multi-Sector Income Fund’s Class I Shares returned 11.63% compared with an -0.33% return for the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

MARKET ENVIRONMENT

The period began amid economically damaging social distancing measures put in place by governments worldwide to mitigate the spread of COVID-19. However, U.S. credit markets had already begun recovering from their March lows as significant monetary and fiscal stimulus supported the markets and mid-period vaccine developments created optimism around a potential economic reopening in 2021. Indeed, during the second half of the period, vaccines were distributed at a faster-than-expected-rate and cyclical industries rebounded sharply as consumers began to resume aspects of their lifestyles that had previously been restricted.

Strong consumer spending coupled with supply chain issues and the residual effects of monetary and fiscal stimulus measures then brought on concerns of inflation. Yields on longer-term Treasury bonds rose quickly during February and March. However, inflation expectations moderated by period end as certain commodity prices cooled and market participants gravitated toward the Federal Reserve’s (Fed) view that many aspects of inflation should be transitory. Ultimately, Treasuries generated negative returns for the period as the yield on the 10-year note closed June at 1.47%, up from 0.66% a year earlier. Credit markets rallied as the economic outlook improved. All index credit sectors outperformed Treasuries and generated positive total returns except for agency mortgage-backed securities (MBS). High-yield corporates, which are typically more sensitive to an improving economic environment than Treasury moves, generated double-digit gains. Similarly, securitized sectors, including commercial mortgage-backed securities (CMBS) and asset-back securities (ABS), generated positive returns.

PERFORMANCE DISCUSSION

Our favorable view on the U.S. economy and belief that the Fed was likely to remain accommodative led us to maintain our overweight exposure to credit markets broadly, including a material out-of-index position in high yield. We heightened our focus on individual names that we think have the potential to be “rising stars” – securities that, in our view, could see sufficient rating improvement to push them into the investment-grade market in the year ahead.

As the period progressed and credit spreads narrowed, we reduced our exposure to investment-grade corporate bonds to a historic low for the Fund, instead favoring the securitized markets. We actively sought opportunities in CMBS, believing the asset class would continue to provide diversification as well as attractive individual opportunities in specialized sectors set to benefit in a post-pandemic economy. We also added exposure to collateralized loan obligations (CLO) and bank loans.

Our asset allocation decisions proved to be positive contributors. The Fund’s out-of-index allocation to high-yield corporate bonds performed well as the economic outlook continued to improve and investors’ demand for yield remained intact. The Fund’s lower overall duration and shorter-dated bias of our holdings across most credit sectors was also accretive as the yield curve steepened. Security selection within securitized markets such as ABS, CMBS and MBS further aided returns. The Fund’s material underweight in investment-grade corporate credit detracted. Lack of exposure to government-related securities also proved to be a modest headwind

DERIVATIVES USAGE

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Janus Investment Fund	1

Janus Henderson Multi-Sector Income Fund (unaudited)

Outlook

We continue to expect strong economic growth, fueled by the combination of excess aggregate consumer savings, fiscal stimulus and pent-up demand. Because strong growth is, broadly, good for company fundamentals, we remain positive on corporate bonds and securitized products.

However, we will continue to monitor valuations closely. The current recovery is happening quickly, and we are mindful that markets can get ahead of themselves, pricing in a smoother recovery than could ultimately materialize. As such, we expect to remain underweight investment-grade corporate bonds and will look to a wide variety of sectors and industries seeking to provide yield and reduce overall portfolio volatility.

We maintain our view that interest rates are more likely to rise than fall in the coming quarters and expect to maintain our relatively low levels of exposure to rising rates. However, the level and pace of any rate rise is likely to be driven by the outlook for inflation. We, and the Fed, expect it will remain moderate but we will closely monitor what we believe are the most likely contributors to sustained inflation – wages and home prices – mindful that significant distortions could apply to both series as consumers and companies navigate their way through the changes COVID-19 has wrought on the economy.

Absent significant data surprises, we think the Fed wants to remain accommodative and will continue to display patience, supporting credit markets broadly over the coming quarter. However, this view is not without risks. Specifically, the market expects the Fed to begin reducing its current pace of bond purchases between the end of this calendar year and the first quarter of the next. Should economic or inflation data cause the Fed to accelerate their timetable, that could raise volatility and put upward pressure on both yields and spreads. As we navigate the improving economic outlook and higher interest rates, we will continue to adhere to our bottom-up, research-driven investment process.

Thank you for investing in Janus Henderson Multi-Sector Income Fund.

2	JUNE 30, 2021

Janus Henderson Multi-Sector Income Fund (unaudited)

Fund At A Glance

June 30, 2021

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	1.99%	1.99%
Class A Shares MOP	1.90%	1.90%
Class C Shares**	1.21%	1.21%
Class D Shares	2.14%	2.14%
Class I Shares	2.18%	2.18%
Class N Shares	2.28%	2.28%
Class S Shares	1.38%	1.73%
Class T Shares	2.03%	2.03%
Weighted Average Maturity		5.1 Years
Average Effective Duration***		3.2 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	7.8%
AA	11.8%
A	1.5%
BBB	10.5%
BB	16.5%
B	19.0%
CCC	5.6%
CC	0.1%
Not Rated	32.3%
Equity	1.4%
Other	-6.5%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Asset-Backed/Commercial Mortgage-Backed Securities	44.1%
Corporate Bonds	34.8%
Mortgage-Backed Securities	17.7%
Bank Loans and Mezzanine Loans	8.7%
Investment Companies	6.9%
Preferred Stocks	1.5%
Common Stocks	0.4%
Investments Purchased with Cash Collateral from Securities Lending	0.2%
Other	(14.3)%
100.0%

Janus Investment Fund	3

Janus Henderson Multi-Sector Income Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2021				Prospectus Expense Ratios
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	11.38%	5.75%	5.02%	0.92%	0.92%
Class A Shares at MOP	6.12%	4.74%	4.32%
Class C Shares at NAV	10.58%	4.96%	4.25%	1.71%	1.71%
Class C Shares at CDSC	9.58%	4.96%	4.25%
Class D Shares	11.57%	5.92%	5.18%	0.76%	0.76%
Class I Shares	11.63%	6.00%	5.29%	0.70%	0.70%
Class N Shares	11.85%	6.07%	5.33%	0.63%	0.63%
Class S Shares	11.43%	5.75%	4.99%	1.50%	1.14%
Class T Shares	11.59%	5.84%	5.09%	0.86%	0.86%
Bloomberg Barclays U.S. Aggregate Bond Index	-0.33%	3.03%	3.39%
Morningstar Quartile - Class I Shares	1st	1st	1st
Morningstar Ranking - based on total returns for Multisector Bond Funds	73/354	42/283	19/227

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2020.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different

4	JUNE 30, 2021

Janus Henderson Multi-Sector Income Fund (unaudited)

Performance

risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – February 28, 2014

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	5

Janus Henderson Multi-Sector Income Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Net Annualized Expense Ratio (1/1/21 - 6/30/21)
Class A Shares	$1,000.00	$1,028.20	$4.27	$1,000.00	$1,020.58	$4.26	0.85%
Class C Shares	$1,000.00	$1,023.60	$7.78	$1,000.00	$1,017.11	$7.75	1.55%
Class D Shares	$1,000.00	$1,027.90	$3.52	$1,000.00	$1,021.32	$3.51	0.70%
Class I Shares	$1,000.00	$1,029.20	$3.22	$1,000.00	$1,021.62	$3.21	0.64%
Class N Shares	$1,000.00	$1,029.60	$2.82	$1,000.00	$1,022.02	$2.81	0.56%
Class S Shares	$1,000.00	$1,027.70	$4.73	$1,000.00	$1,020.13	$4.71	0.94%
Class T Shares	$1,000.00	$1,028.50	$3.92	$1,000.00	$1,020.93	$3.91	0.78%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2021

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– 44.1%
Aaset 2019-2 Trust, 6.4130%, 10/16/39 (144A)	$4,723,808	$3,542,530
AB Bsl CLO 1 Ltd 2021-2A A,
ICE LIBOR USD 3 Month + 1.1000%, 0%, 4/15/34 (144A)‡	15,000,000	15,004,575
Affirm Asset Securitization Trust 2020-A, 6.2300%, 2/18/25 (144A)	1,000,000	1,027,115
Affirm Asset Securitization Trust 2021-A C, 1.6600%, 8/15/25 (144A)	1,200,000	1,206,017
Affirm Asset Securitization Trust 2021-A D, 3.4900%, 8/15/25 (144A)	1,000,000	1,013,002
Affirm Asset Securitization Trust 2021-A E, 5.6500%, 8/15/25 (144A)	1,010,000	1,022,311
AGL CLO 1 Ltd 2021-10A A,
ICE LIBOR USD 3 Month + 1.1300%, 1.3223%, 4/15/34 (144A)‡	5,000,000	5,002,620
AGL CLO 1 Ltd 2021-10A D,
ICE LIBOR USD 3 Month + 2.9000%, 3.0923%, 4/15/34 (144A)‡	10,000,000	10,006,250
Alaska Airlines 2020-1 Class A Pass Through Trust, 4.8000%, 8/15/27 (144A)	7,892,059	8,731,908
Amercian Airlines Inc / AAdvantage Loyalty IP Ltd, 5.5000%, 4/20/26 (144A)	5,859,000	6,203,216
Apidos CLO 2013-12A ER,
ICE LIBOR USD 3 Month + 5.4000%, 5.5838%, 4/15/31 (144A)‡	3,150,000	3,000,378
Apidos CLO 2013-15A A1RR,
ICE LIBOR USD 3 Month + 1.0100%, 1.2340%, 4/20/31 (144A)‡	4,209,000	4,209,577
Atrium CDO Corp 12A AR,
ICE LIBOR USD 3 Month + 0.8300%, 1.0138%, 4/22/27 (144A)‡	11,423,924	11,403,361
Avis Budget Rental Car Funding AESOP LLC 2018-2A D, 3.0400%, 3/20/25 (144A)	13,000,000	12,996,955
Avis Budget Rental Car Funding AESOP LLC 2019-2A D, 3.0400%, 9/22/25 (144A)	5,000,000	4,977,101
Avis Budget Rental Car Funding AESOP LLC 2021-1A D, 3.7100%, 8/20/27 (144A)	6,000,000	5,981,844
Barclays Comercial Mortgage Securities LLC 2018-TALL,
ICE LIBOR USD 1 Month + 2.4370%, 2.5099%, 3/15/37 (144A)‡	6,010,000	5,784,361
BBCCRE Trust 2015-GTP, 4.7147%, 8/10/33 (144A)‡	200,000	175,303
BCP Trust 2021-330N D,
ICE LIBOR USD 1 Month + 2.4920%, 2.5920%, 6/15/38 (144A)‡	10,000,000	9,926,000
Benchmark Mortgage Trust 2020-IG1, 3.3467%, 9/15/43‡	7,100,000	6,333,816
Benchmark Mortgage Trust 2021-B24 XA, 1.2743%, 3/15/54‡,¤	56,580,743	4,905,635
Benefit Street Partners CLO Ltd 2016-10A CRR,
ICE LIBOR USD 3 Month + 3.5000%, 3.6883%, 4/20/34 (144A)‡	6,750,000	6,739,166
Benefit Street Partners CLO Ltd 2016-10A DRR,
ICE LIBOR USD 3 Month + 6.7500%, 6.9383%, 4/20/34 (144A)‡	5,000,000	4,932,900
BlueMountain CLO XXVI Ltd 2016-1A ER,
ICE LIBOR USD 3 Month + 5.5500%, 5.7383%, 4/20/27 (144A)‡	1,000,000	986,208
BlueMountain CLO XXVI Ltd 2019-24A ER,
ICE LIBOR USD 3 Month + 6.8400%, 0%, 4/20/34 (144A)‡	6,500,000	6,426,212
BlueMountain CLO XXVI Ltd 2019-25A D2R,
ICE LIBOR USD 3 Month + 4.1500%, 0%, 7/15/36 (144A)‡	6,250,000	6,250,000
BlueMountain CLO XXVI Ltd 2019-25A ER,
ICE LIBOR USD 3 Month + 7.2500%, 0%, 7/15/36 (144A)‡	6,000,000	6,000,000
BlueMountain CLO XXVI Ltd 2020-30A D,
ICE LIBOR USD 3 Month + 3.9000%, 4.0838%, 1/15/33 (144A)‡	4,000,000	4,013,232
BlueMountain CLO XXVI Ltd 2021-28A A,
ICE LIBOR USD 3 Month + 1.2600%, 1.3727%, 4/15/34 (144A)‡	5,000,000	5,015,165
BlueMountain CLO XXVI Ltd 2021-28A E,
ICE LIBOR USD 3 Month + 6.4000%, 6.5127%, 4/15/34 (144A)‡	4,250,000	4,219,357
Business Jet Securities LLC 2019-1C, 6.9480%, 7/15/34 (144A)	3,471,494	3,609,478
Business Jet Securities LLC 2020-1A B, 3.9670%, 11/15/35 (144A)	6,599,247	6,784,499
Business Jet Securities LLC 2021-1A B, 2.9180%, 4/15/36 (144A)	2,751,955	2,774,836
Business Jet Securities LLC 2021-1A C, 5.0670%, 4/15/36 (144A)	3,045,052	3,054,357
BVRT Financing Trust 2021-1F M2, 2.0600%, 7/1/33‡	8,000,000	8,000,650
BVRT Financing Trust 2021-CRT2 M1, 1.5600%, 1/10/31‡	6,082,951	6,082,951
BVRT Financing Trust 2021-CRT2 M1, 2.0600%, 1/10/31‡	2,140,000	2,140,000
BVRT Financing Trust 2021-CRT2 M2, 2.3270%, 11/10/32‡	9,000,000	9,000,000
BX Commercial Mortgage Trust 2018-BIOA F,
ICE LIBOR USD 1 Month + 2.4711%, 2.5441%, 3/15/37 (144A)‡	7,900,000	7,897,630

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
BX Commercial Mortgage Trust 2019-XL,
ICE LIBOR USD 1 Month + 2.0000%, 2.0730%, 10/15/36 (144A)‡	$2,715,797	$2,717,856
BX Commercial Mortgage Trust 2019-XL,
ICE LIBOR USD 1 Month + 2.6500%, 2.7230%, 10/15/36 (144A)‡	16,444,150	16,454,934
BX Commercial Mortgage Trust 2020-BXLP,
ICE LIBOR USD 1 Month + 2.5000%, 2.5730%, 12/15/36 (144A)‡	13,285,986	13,286,258
BX Commercial Mortgage Trust 2021-LBA EJV,
ICE LIBOR USD 1 Month + 2.0000%, 2.0730%, 2/15/36 (144A)‡	11,200,000	11,210,478
BX Commercial Mortgage Trust 2021-LBA EV,
ICE LIBOR USD 1 Month + 2.0000%, 2.0730%, 2/15/36 (144A)‡	9,000,000	9,008,416
BX Commercial Mortgage Trust 2021-SOAR J,
ICE LIBOR USD 1 Month + 3.7500%, 0%, 6/15/38 (144A)‡	6,799,000	6,799,987
BX Commercial Mortgage Trust 2021-VINO G,
ICE LIBOR USD 1 Month + 3.9523%, 4.0253%, 5/15/38 (144A)‡	12,000,000	12,149,972
Carvana Auto Receivables Trust 2019-1, 5.6400%, 1/15/26 (144A)	6,000,000	6,429,346
Carvana Auto Receivables Trust 2019-2A XS, 0%, 4/15/26 (144A)‡,¤	445,000,000	3,159,500
Carvana Auto Receivables Trust 2019-4A XS, 0%, 10/15/26 (144A)‡,¤	242,500,000	2,158,250
Castlelake Aircraft Securitization Trust 2016-1, 6.1500%, 8/15/41	822,300	781,185
Castlelake Aircraft Securitization Trust 2018-1, 6.6250%, 6/15/43 (144A)	3,830,196	2,923,437
CBAM CLO Management 2020-13A A,
ICE LIBOR USD 3 Month + 1.4300%, 1.6183%, 1/20/34 (144A)‡	6,000,000	6,026,214
CBAM CLO Management 2021-14A A,
ICE LIBOR USD 3 Month + 1.1000%, 0%, 4/20/34 (144A)‡	15,000,000	15,010,980
CBAM CLO Management 2021-14A D,
ICE LIBOR USD 3 Month + 3.1000%, 0%, 4/20/34 (144A)‡	10,000,000	10,001,180
CGDB Commercial Mortgage Trust 2019-MOB,
ICE LIBOR USD 1 Month + 2.0000%, 2.0729%, 11/15/36 (144A)‡	4,888,000	4,876,219
Chase Auto Credit Linked Notes 2021-1 E, 2.3650%, 9/25/28 (144A)	3,759,000	3,757,398
Chase Auto Credit Linked Notes 2021-1 F, 4.2800%, 9/25/28 (144A)	3,337,000	3,329,998
CIFC Funding Ltd 2015-3A DR,
ICE LIBOR USD 3 Month + 2.5000%, 2.6898%, 4/19/29 (144A)‡	2,097,500	2,045,293
CIFC Funding Ltd 2015-5A DR,
ICE LIBOR USD 3 Month + 5.5500%, 5.7648%, 10/25/27 (144A)‡	3,450,000	3,425,270
CIM Trust 2021-NR1 A1, 2.5690%, 7/25/55 (144A)Ç	9,486,825	9,484,200
Citigroup Commercial Mortgage Trust 2018-C5, 0.6932%, 6/10/51‡,¤	36,276,143	1,402,703
Coinstar Funding LLC 2017-1A A2, 5.2160%, 4/25/47 (144A)	12,945,600	12,935,550
Cold Storage Trust 2020-ICE5 F,
ICE LIBOR USD 1 Month + 3.4925%, 3.5654%, 11/15/37 (144A)‡	12,828,026	12,947,016
COLT Funding LLC 2021-3R B1, 3.5630%, 12/25/64 (144A)‡	2,547,000	2,563,549
COLT Funding LLC 2021-3R B2, 4.5660%, 12/25/64 (144A)‡	2,145,000	2,161,759
Conn Funding II LP 2020-A C, 4.2000%, 6/16/25 (144A)	3,173,633	3,197,703
Connecticut Avenue Securities Trust 2016-C04,
ICE LIBOR USD 1 Month + 4.2500%, 4.3415%, 1/25/29‡	3,969,510	4,144,283
Connecticut Avenue Securities Trust 2017-C05 1M2C,
ICE LIBOR USD 1 Month + 2.2000%, 2.2915%, 1/25/30‡	11,211,032	11,351,771
Connecticut Avenue Securities Trust 2018-R07,
ICE LIBOR USD 1 Month + 2.4000%, 2.4915%, 4/25/31 (144A)‡	801,828	805,799
Connecticut Avenue Securities Trust 2018-R07 1B1,
ICE LIBOR USD 1 Month + 4.3500%, 4.4415%, 4/25/31 (144A)‡	4,000,000	4,148,878
Connecticut Avenue Securities Trust 2019-R02,
ICE LIBOR USD 1 Month + 2.3000%, 2.3915%, 8/25/31 (144A)‡	756,645	761,766
Connecticut Avenue Securities Trust 2019-R02,
ICE LIBOR USD 1 Month + 4.1500%, 4.2415%, 8/25/31 (144A)‡	20,849,000	21,528,317
Connecticut Avenue Securities Trust 2019-R03,
ICE LIBOR USD 1 Month + 2.1500%, 2.2415%, 9/25/31 (144A)‡	4,134,153	4,163,449
Connecticut Avenue Securities Trust 2019-R03 1B1,
ICE LIBOR USD 1 Month + 4.1000%, 4.1915%, 9/25/31 (144A)‡	8,942,669	9,203,249
Connecticut Avenue Securities Trust 2020-R02,
ICE LIBOR USD 1 Month + 2.0000%, 2.0915%, 1/25/40 (144A)‡	4,944,692	4,965,571

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2021

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Connecticut Avenue Securities Trust 2020-SBT1 2B1,
ICE LIBOR USD 1 Month + 6.6000%, 6.6915%, 2/25/40 (144A)‡	$8,428,900	$8,379,453
Conn's Receivables Funding 2019-B LLC, 4.6000%, 6/17/24 (144A)	5,000,000	5,014,409
Cosmopolitan Hotel Trust 2017,
ICE LIBOR USD 1 Month + 3.0000%, 3.0729%, 11/15/36 (144A)‡	9,817,000	9,843,736
Credit Suisse Commercial Mortgage Trust 2019-ICE4 F,
ICE LIBOR USD 1 Month + 2.6500%, 2.7230%, 5/15/36 (144A)‡	14,200,000	14,229,690
Credit Suisse Commercial Mortgage Trust 2020-TMIC A,
ICE LIBOR USD 1 Month + 3.0000%, 3.2500%, 12/15/35 (144A)‡	15,000,000	15,255,166
Credit Suisse Commercial Mortgage Trust 2020-UNFI, 4.1682%, 12/6/22‡	15,000,000	14,980,717
Credit Suisse Commercial Mortgage Trust 2021-WEHO A, 4.0422%, 4/15/23‡	14,312,810	14,312,160
CSAIL 2021-C20 XA, 1.1717%, 3/15/54‡,¤	60,520,330	4,898,621
DBCCRE Mortgage Trust 2014-ARCP D, 5.0990%, 1/10/34 (144A)‡	1,000,000	1,064,657
DBCCRE Mortgage Trust 2014-ARCP E, 5.0990%, 1/10/34 (144A)‡	2,848,000	2,969,008
DBCCRE Mortgage Trust 2014-ARCP F, 5.0990%, 1/10/34 (144A)‡	11,442,000	11,706,901
Diamond Infrastructure Funding LLC 2021-1A B, 2.3550%, 4/15/49 (144A)	4,000,000	3,991,208
Diamond Infrastructure Funding LLC 2021-1A C, 3.4750%, 4/15/49 (144A)	3,420,000	3,405,686
Diamond Resorts Owner Trust 2021-1A C, 2.7000%, 11/21/33 (144A)	2,802,007	2,825,857
Diamond Resorts Owner Trust 2021-1A D, 3.8300%, 11/21/33 (144A)	1,401,004	1,453,100
DROP Mortgage Trust 2021-FILE D,
ICE LIBOR USD 1 Month + 2.7500%, 2.8200%, 4/15/26 (144A)‡	15,000,000	15,056,043
Dryden Senior Loan Fund 2017-50A E,
ICE LIBOR USD 3 Month + 6.2600%, 6.4440%, 7/15/30 (144A)‡	2,400,000	2,381,820
Dryden Senior Loan Fund 2020-83A D,
ICE LIBOR USD 3 Month + 3.5000%, 3.7373%, 1/18/32 (144A)‡	6,000,000	6,018,774
ECAF I Ltd, 5.8020%, 6/15/40 (144A)	3,478,533	2,749,853
Elmwood CLO VIII Ltd 2021-1A A,
ICE LIBOR USD 3 Month + 1.2400%, 1.3560%, 1/20/34 (144A)‡	5,000,000	5,002,320
Elmwood CLO VIII Ltd 2021-1A D,
ICE LIBOR USD 3 Month + 3.0000%, 3.1160%, 1/20/34 (144A)‡	3,000,000	2,992,788
Exeter Automobile Receivables Trust 2020-1A E, 3.7400%, 1/15/27 (144A)	3,000,000	3,097,710
Exeter Automobile Receivables Trust 2020-2A E, 7.1900%, 9/15/27 (144A)	1,017,000	1,126,969
Extended Stay America Trust 2021-ESH E,
ICE LIBOR USD 1 Month + 2.8500%, 0%, 7/15/38 (144A)‡	15,150,000	15,150,000
Extended Stay America Trust 2021-ESH F,
ICE LIBOR USD 1 Month + 3.7000%, 0%, 7/15/38 (144A)‡	4,000,000	4,000,000
ExteNet Issuer LLC, 5.2190%, 7/26/49 (144A)	2,000,000	2,080,309
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.0000%, 5.0915%, 7/25/25‡	4,059,881	4,164,700
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.7000%, 5.7915%, 4/25/28‡	4,870,701	5,158,714
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 55.0000%, 53.9866%, 10/25/40‡	588,203	2,355,400
Fannie Mae REMICS, 3.0000%, 5/25/48	22,765	24,131
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.0500%, 5.9585%, 8/25/48‡,¤	11,251,902	2,142,997
First Investors Auto Owner Trust 2018-1, 7.1600%, 8/15/25 (144A)	5,026,000	5,188,811
Foursight Capital Auto Receivables Trust 2020-1 F, 4.6200%, 6/15/27 (144A)	1,250,000	1,286,890
Freddie Mac Multifamily Structured Credit Risk 2021-MN1 B1,
US 30 Day Average SOFR + 7.7500%, 7.7680%, 1/25/51 (144A)‡	1,000,000	1,165,899
Freddie Mac Multifamily Structured Credit Risk 2021-MN1 M2,
US 30 Day Average SOFR + 3.7500%, 3.7680%, 1/25/51 (144A)‡	2,000,000	2,099,939
Freddie Mac Structured Agency Credit Risk Debt Notes 2018-DNA2 B1,
ICE LIBOR USD 1 Month + 3.7000%, 3.7915%, 12/25/30 (144A)‡	5,607,000	5,802,881
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA3 B1,
ICE LIBOR USD 1 Month + 5.7500%, 5.8415%, 7/25/50 (144A)‡	5,400,000	5,777,306
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA3 M2,
ICE LIBOR USD 1 Month + 3.6000%, 3.6915%, 7/25/50 (144A)‡	2,980,835	2,999,264
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA4 B1,
ICE LIBOR USD 1 Month + 5.2500%, 5.3415%, 9/25/50 (144A)‡	8,939,000	9,457,215

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA5 B1,
US 30 Day Average SOFR + 4.0000%, 4.0180%, 11/25/50 (144A)‡	$5,441,430	$5,700,598
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 M2,
US 30 Day Average SOFR + 2.3000%, 2.3180%, 8/25/33 (144A)‡	1,483,000	1,520,745
FREMF Mortgage Trust 2018-KF45,
ICE LIBOR USD 1 Month + 1.9500%, 2.0359%, 3/25/25 (144A)‡	689,530	684,619
FREMF Mortgage Trust 2018-KL2P BPZ,
ICE LIBOR USD 1 Month + 2.5000%, 2.5859%, 1/25/28 (144A)‡	5,597,272	5,592,774
FREMF Mortgage Trust 2018-KSW4 B,
ICE LIBOR USD 1 Month + 2.4500%, 2.5359%, 10/25/28‡	7,307,000	7,305,715
FREMF Mortgage Trust 2019-KBF3,
ICE LIBOR USD 1 Month + 2.5000%, 2.5859%, 1/25/29 (144A)‡	18,647,000	18,866,990
FREMF Mortgage Trust 2019-KF72,
ICE LIBOR USD 1 Month + 2.1000%, 2.1859%, 11/25/26 (144A)‡	4,665,080	4,636,183
Gam Resecuritization Trust 2021-FRR1 1A, 0%, 7/28/27 (144A)	4,000,000	3,256,810
Gam Resecuritization Trust 2021-FRR1 1B, 0%, 7/28/27 (144A)	7,500,000	5,787,510
Gam Resecuritization Trust 2021-FRR1 2A, 0%, 12/29/27 (144A)	4,000,000	3,200,688
Gam Resecuritization Trust 2021-FRR1 2B, 0%, 12/29/27 (144A)	10,000,000	7,555,792
Golden Tree Loan Management US CLO1 Ltd 2017-1A ER2,
ICE LIBOR USD 3 Month + 6.5000%, 0%, 4/20/34 (144A)‡	5,000,000	5,005,700
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 5.5500%, 5.4566%, 1/20/44‡,¤	529,545	98,033
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 6.1500%, 6.0754%, 10/16/55‡,¤	608,387	97,768
Government National Mortgage Association, 0.3693%, 1/16/60‡,¤	16,460,232	683,804
Great Wolf Trust,
ICE LIBOR USD 1 Month + 2.7320%, 2.8050%, 12/15/36 (144A)‡	13,500,000	13,245,941
Great Wolf Trust,
ICE LIBOR USD 1 Month + 3.1310%, 3.2040%, 12/15/36 (144A)‡	3,899,000	3,832,217
GS Mortgage Securities Trust 2012-GC6 C, 5.8604%, 1/10/45 (144A)‡	5,193,000	5,133,396
GS Mortgage Securities Trust 2017-SLP F, 4.7443%, 10/10/32 (144A)‡	6,500,000	6,354,085
GS Mortgage Securities Trust 2017-SLP G, 4.7443%, 10/10/32 (144A)‡	1,831,000	1,767,008
Hertz Vehicle Financing LLC 2021-1A D, 3.9800%, 12/26/25 (144A)	15,000,000	14,992,404
HGI CRE CLO Ltd 2021-FL1 D,
ICE LIBOR USD 1 Month + 2.3500%, 2.4246%, 6/16/36 (144A)‡	5,000,000	5,009,366
Highbridge Loan Management Ltd 10A-16 DR,
ICE LIBOR USD 3 Month + 6.4100%, 0%, 4/20/34 (144A)‡	9,000,000	8,910,927
Highbridge Loan Management Ltd 3A-2014 CR,
ICE LIBOR USD 3 Month + 3.6000%, 3.7898%, 7/18/29 (144A)‡	1,600,000	1,564,645
HIN Timeshare Trust 2020-A, 3.4200%, 10/9/39 (144A)	990,346	1,030,636
Kayne CLO 10 Ltd 2021-10A A,
ICE LIBOR USD 3 Month + 1.1700%, 0%, 4/23/34 (144A)‡	12,500,000	12,508,862
KNDL Mortgage Trust 2019-KNSQ F,
ICE LIBOR USD 1 Month + 2.0000%, 2.0730%, 5/15/36 (144A)‡	2,000,000	1,993,075
LCM LP 14A ER, ICE LIBOR USD 3 Month + 5.5000%, 5.6883%, 7/20/31 (144A)‡	1,475,000	1,339,452
LCM LP XIV, ICE LIBOR USD 3 Month + 1.0400%, 1.2283%, 7/20/31 (144A)‡	4,640,000	4,639,072
Life Financial Services Trust 2021-BMR E,
ICE LIBOR USD 1 Month + 1.7500%, 1.8230%, 3/15/38 (144A)‡	28,000,000	28,052,864
LoanMe Trust SBL 2019-1, 5.2500%, 8/15/30 (144A)	402,134	399,290
LoanMe Trust SBL 2019-1, 10.0000%, 8/15/30 (144A)Ç	5,800,000	5,974,000
Longfellow Place CLO Ltd 2013-1A DRR,
ICE LIBOR USD 3 Month + 4.5000%, 4.6838%, 4/15/29‡	3,000,000	2,996,250
Madison Park Funding Ltd,
ICE LIBOR USD 3 Month + 3.5000%, 3.6838%, 1/15/33 (144A)‡	17,000,000	16,999,796
Madison Park Funding Ltd 2018-32A A1R,
ICE LIBOR USD 3 Month + 1.0000%, 0%, 1/22/31 (144A)‡	10,000,000	9,992,370
Madison Park Funding Ltd 2018-32A DR,
ICE LIBOR USD 3 Month + 3.2000%, 0%, 1/22/31 (144A)‡	7,000,000	7,000,287

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2021

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Madison Park Funding Ltd 2021-38A A,
ICE LIBOR USD 3 Month + 1.1200%, 0%, 7/17/34 (144A)‡	$5,000,000	$5,002,025
Magnetite CLO Ltd 2015-12A ARR,
ICE LIBOR USD 3 Month + 1.1000%, 1.3413%, 10/15/31 (144A)‡	4,375,000	4,375,175
MBRT 2019-MBR H1,
ICE LIBOR USD 1 Month + 4.0000%, 4.0730%, 11/15/36 (144A)‡	5,000,000	4,975,004
Mello Warehouse Securitization Trust 2019-2,
ICE LIBOR USD 1 Month + 2.4000%, 2.4915%, 11/25/52 (144A)‡	8,020,000	8,111,665
Mello Warehouse Securitization Trust 2021-1 F,
ICE LIBOR USD 1 Month + 2.7500%, 2.8561%, 2/25/55 (144A)‡	3,386,000	3,385,997
Mercury Financial Credit Card Master Trust 2021-1A B,
2.3300%, 3/20/26 (144A)	5,000,000	5,032,720
Mercury Financial Credit Card Master Trust 2021-1A C,
4.2100%, 3/20/26 (144A)	4,000,000	3,998,319
MHC Commercial Mortgage Trust 2021-MHC E,
ICE LIBOR USD 1 Month + 2.1010%, 2.1738%, 4/15/38 (144A)‡	3,000,000	3,004,083
MHC Commercial Mortgage Trust 2021-MHC G,
ICE LIBOR USD 1 Month + 3.2010%, 3.2738%, 4/15/38 (144A)‡	10,620,000	10,633,227
Morgan Stanley Capital I Trust 2007-T27 AJ, 6.2148%, 6/11/42‡	13,285,507	13,652,193
MRCD 2019-MARK Mortgage Trust, 2.7175%, 12/15/36 (144A)	13,000,000	12,458,767
Multifamily Connecticut Avenue Securities Trust 2019-01,
ICE LIBOR USD 1 Month + 3.2500%, 3.3415%, 10/15/49 (144A)‡	13,756,000	13,822,725
Multifamily Connecticut Avenue Securities Trust 2020-01,
ICE LIBOR USD 1 Month + 3.7500%, 3.8415%, 3/25/50 (144A)‡	7,500,000	7,808,079
Multifamily Connecticut Avenue Securities Trust 2020-01 CE,
ICE LIBOR USD 1 Month + 7.5000%, 7.5915%, 3/25/50 (144A)‡	2,000,000	2,195,040
MVW Owner Trust 2021-1WA C, 1.9400%, 1/22/41 (144A)	1,224,900	1,230,687
MVW Owner Trust 2021-1WA D, 3.1700%, 1/22/41 (144A)	3,870,683	3,860,055
Neighborly Issuer LLC 2021-1A A2, 3.5840%, 4/30/51 (144A)	10,000,000	10,256,674
Neuberger Berman CLO Ltd,
ICE LIBOR USD 3 Month + 2.8000%, 2.9840%, 1/28/30 (144A)‡	6,000,000	5,952,054
Neuberger Berman CLO Ltd 2021-42A A,
ICE LIBOR USD 3 Month + 1.1000%, 0%, 7/16/35 (144A)‡	6,000,000	5,999,994
Oak Hill Credit Partners 2012-7A AR3,
ICE LIBOR USD 3 Month + 1.0700%, 1.2253%, 2/20/34 (144A)‡	5,000,000	5,001,480
Oak Street Investment Grade Net Lease Fund 2020-1A B1,
5.1100%, 11/20/50 (144A)	4,499,000	4,838,338
Oak Street Investment Grade Net Lease Fund 2021-1A A3,
2.8000%, 1/20/51 (144A)	5,000,000	5,097,886
Oak Street Investment Grade Net Lease Fund 2021-1A B1,
4.2300%, 1/20/51 (144A)	2,400,000	2,517,271
Oasis Securitisation 2020-2A, 4.2624%, 5/15/32 (144A)	1,825,265	1,840,724
Oasis Securitisation 2021-1A A, 2.5792%, 2/15/33 (144A)	5,628,629	5,640,138
OCP CLO Ltd, ICE LIBOR USD 3 Month + 3.0000%, 3.2148%, 4/24/29 (144A)‡	6,000,000	5,892,984
Octagon Investment Partners 40 Ltd,
ICE LIBOR USD 3 Month + 3.8000%, 3.9883%, 4/20/31 (144A)‡	5,000,000	5,001,365
Octagon Investment Partners 42 Ltd 2019-3A AR,
ICE LIBOR USD 3 Month + 1.1400%, 0%, 7/15/34 (144A)‡	10,000,000	10,000,000
Octagon Investment Partners 42 Ltd 2019-3A ER,
ICE LIBOR USD 3 Month + 6.7500%, 0%, 7/15/34 (144A)‡	7,000,000	7,000,000
Octagon Investment Partners XXI Ltd 2014-1A AAR3,
ICE LIBOR USD 3 Month + 1.0000%, 1.1541%, 2/14/31 (144A)‡	8,000,000	8,000,504
Ondeck Asset Securitization Trust LLC 2021-1A C, 2.9700%, 5/17/27 (144A)	3,000,000	3,019,212
Pagaya AI Debt Selection Trust 2021-1 CERT, 0%, 11/15/27 (144A)‡,¤	1,846,154	3,000,000
Palmer Square CLO Ltd 2018-2A A1A,
ICE LIBOR USD 3 Month + 1.1000%, 1.2836%, 7/16/31 (144A)‡	6,312,000	6,314,014
Palmer Square Loan Funding 2019-4 Ltd,
ICE LIBOR USD 3 Month + 3.2500%, 3.4258%, 10/24/27 (144A)‡	5,000,000	5,001,990
Palmer Square Loan Funding 2020-2 Ltd,
ICE LIBOR USD 3 Month + 3.0000%, 3.1883%, 4/20/28 (144A)‡	7,000,000	7,001,715

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Palmer Square Loan Funding 2020-4A C,
ICE LIBOR USD 3 Month + 3.6000%, 3.7470%, 11/25/28 (144A)‡	$3,000,000	$3,010,035
Pawnee Equipment Receivables Series 2019-1 LLC, 3.8000%, 1/15/26 (144A)	4,467,000	4,447,692
Pawnee Equipment Receivables Series 2020-1 LLC, 5.4300%, 7/15/27 (144A)	6,165,000	6,238,598
Perimeter Master Note Business Trust, 5.2100%, 5/15/24 (144A)	2,250,000	2,318,250
Planet Fitness Master Issuer LLC 2019-1A, 3.8580%, 12/5/49 (144A)	4,109,420	4,139,095
Preston Ridge Partners Mortgage Trust 2019-GS1, 4.7500%, 10/25/24 (144A)‡	3,878,283	3,897,866
PRIMA Capital Ltd, 4.2500%, 12/25/50 (144A)	10,500,000	10,046,361
Project Silver, 6.9000%, 7/15/44 (144A)‡	898,315	562,588
Prosper Marketplace Issuance Trust 2018-2A, 5.5000%, 10/15/24 (144A)	4,880,773	4,943,546
Raptor Aircraft Finance I LLC, 4.2130%, 8/23/44 (144A)	11,388,029	10,891,542
Regatta XV Funding Ltd 2018-4A D,
ICE LIBOR USD 3 Month + 6.5000%, 6.6758%, 10/25/31 (144A)‡	2,350,000	2,282,278
Santander Consumer Auto Receivables Trust 2020-BA, 4.1300%, 1/15/27 (144A)	1,500,000	1,579,281
Santander Consumer Auto Receivables Trust 2021-AA E,
3.2800%, 3/15/27 (144A)	1,750,000	1,778,039
Santander Prime Auto Issuance Notes Trust 2018-A, 6.8000%, 9/15/25 (144A)	1,888,075	1,905,692
SB Multifamily Repack Trust 2020-FRR2 A1, 4.0000%, 12/27/39 (144A)‡	13,720,494	14,488,694
Sequoia Mortgage Trust 2018-8, 0.2521%, 11/25/48 (144A)‡,¤	46,110,331	49,615
Sierra Receivables Funding Co LLC 2020-2A D, 6.5900%, 7/20/37 (144A)	2,024,736	2,144,741
Sierra Receivables Funding Co LLC 2021-1A C, 1.7900%, 11/20/37 (144A)	5,164,671	5,126,484
Sierra Receivables Funding Co LLC 2021-1A D, 3.1700%, 11/20/37 (144A)	4,906,437	4,924,587
Sierra Timeshare 2019-1 Receivables Funding LLC, 4.7500%, 1/20/36 (144A)	1,011,031	1,041,177
Sierra Timeshare 2019-2 Receivables Funding LLC, 4.5400%, 5/20/36 (144A)	3,123,193	3,208,011
Sprite 2017-1 Ltd, 6.9000%, 12/15/37 (144A)‡	3,423,819	2,223,326
Spruce Hill Mortgage Loan Trust 2020-SH2, 3.4070%, 6/25/55 (144A)‡	7,013,051	7,131,404
Summit Issuer LLC 2020-1A A2, 2.2900%, 12/20/50 (144A)	6,000,000	6,008,183
Summit Issuer LLC 2020-1A B, 3.1790%, 12/20/50 (144A)	2,500,000	2,467,536
Symphony CLO Ltd 2012-9A D2R2,
ICE LIBOR USD 3 Month + 4.1000%, 4.2836%, 7/16/32 (144A)‡	11,000,000	10,999,857
Symphony CLO Ltd 2014-15A DR2,
ICE LIBOR USD 3 Month + 4.0000%, 4.1898%, 1/17/32 (144A)‡	2,000,000	2,000,526
Symphony CLO Ltd 2021-26A ER,
ICE LIBOR USD 3 Month + 7.5000%, 7.6092%, 4/20/33 (144A)‡	10,000,000	10,006,130
Tesla Auto Lease Trust 2020-A, 4.6400%, 8/20/24 (144A)	1,430,000	1,501,256
Thrust Engine Leasing 2021-1A A, 4.1630%, 7/15/40 (144A)	10,000,000	9,999,619
Thunderbolt Aircraft Lease Ltd 2017-A B, 5.7500%, 5/17/32 (144A)Ç	2,374,216	2,197,758
UBS-Barclays Commercial Mortgage Trust 2013-C5 C, 4.2180%, 3/10/46 (144A)‡	5,000,000	4,984,620
United Auto Credit Securitization Trust 2019-1 F, 6.0500%, 1/12/26 (144A)	4,000,000	4,071,552
Upstart Securitization Trust 2019-2 C, 4.7830%, 9/20/29 (144A)	13,032,000	13,420,233
Upstart Securitization Trust 2019-3 C, 5.3810%, 1/21/30 (144A)	8,000,000	8,337,076
Upstart Securitization Trust 2020-3 C, 6.2500%, 11/20/30 (144A)	12,000,000	12,854,224
Upstart Securitization Trust 2021-1 B, 1.8900%, 3/20/31 (144A)	2,400,000	2,419,247
Upstart Securitization Trust 2021-1 C, 4.0600%, 3/20/31 (144A)	3,250,000	3,321,596
VASA Trust 2021-VASA D,
ICE LIBOR USD 1 Month + 2.1000%, 2.1730%, 7/15/39 (144A)‡	7,000,000	6,927,093
VASA Trust 2021-VASA F,
ICE LIBOR USD 1 Month + 3.9000%, 3.9730%, 7/15/39 (144A)‡	5,500,000	5,477,439
VB-S1 Issuer LLC, 5.2500%, 2/15/48 (144A)	664,000	683,633
VB-S1 Issuer LLC 2020-2A B, 3.2290%, 9/15/50 (144A)	5,750,000	5,870,941
VB-S1 Issuer LLC 2020-2A C, 4.4590%, 9/15/50 (144A)	6,000,000	6,298,594
VCAT Asset Securitization LLC 2020-NPL1, 3.6710%, 8/25/50 (144A)Ç	1,361,029	1,381,403
Venture CDO Ltd 2021-42A A1A,
ICE LIBOR USD 3 Month + 1.1300%, 0%, 4/15/34 (144A)‡	10,000,000	10,001,690
Voya CLO Ltd 2014-4A CR2,
ICE LIBOR USD 3 Month + 3.3500%, 3.5358%, 7/14/31 (144A)‡	7,000,000	6,771,170
Voya CLO Ltd 2018-2A E,
ICE LIBOR USD 3 Month + 5.2500%, 5.4338%, 7/15/31 (144A)‡	1,625,000	1,548,632
Vx Cargo 2018-1 Trust, 5.4380%, 12/15/33 (144A)	3,345,716	3,426,578
Westlake Automobile Receivable Trust 2020-3A F, 5.1100%, 5/17/27 (144A)	7,000,000	7,288,578

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2021

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Westlake Automobile Receivables Trust 2018-2, 6.0400%, 1/15/25 (144A)	$1,600,000		$1,624,884
Westlake Automobile Receivables Trust 2019-1, 5.6700%, 2/17/26 (144A)	2,000,000		2,063,213
Willis Engine Securitization Trust 2020-A B, 4.2120%, 3/15/45 (144A)	6,010,789		5,392,150
Willis Engine Securitization Trust 2020-A C, 6.6570%, 3/15/45 (144A)	2,195,896		1,514,331
Z Capital Credit Partners CLO 2018-1 Ltd,
ICE LIBOR USD 3 Month + 2.4500%, 2.6336%, 1/16/31 (144A)‡	1,250,000		1,250,143
Z Capital Credit Partners CLO 2018-1A A2 Ltd,
ICE LIBOR USD 3 Month + 1.5600%, 1.7436%, 1/16/31 (144A)‡	3,090,000		3,090,513
Z Capital Credit Partners CLO 2019-1 Ltd,
ICE LIBOR USD 3 Month + 1.6400%, 1.8236%, 7/16/31 (144A)‡	13,000,000		13,000,884
Z Capital Credit Partners CLO 2019-1 Ltd,
ICE LIBOR USD 3 Month + 2.7000%, 2.8836%, 7/16/31 (144A)‡	4,000,000		4,000,540
Zaxby's Funding LLC 2021-1A A2, 3.2380%, 7/30/51 (144A)	4,323,000		4,399,129
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $1,395,431,635)			1,398,940,981
Bank Loans and Mezzanine Loans– 8.7%
Basic Industry – 0.8%
Aruba Investments Holdings LLC,
ICE LIBOR USD 3 Month + 7.7500%, 8.5000%, 11/24/28‡	5,786,000		5,805,267
Herens US Holdco Corp, ICE LIBOR USD 1 Month + 4.0000%, 4.7500%, 4/28/28ƒ,‡	7,692,308		7,696,462
INEOS US Petrochem LLC, ICE LIBOR USD 1 Month + 2.7500%, 3.2500%, 1/29/26‡	3,622,000		3,609,540
Rohm Holding GmbH, ICE LIBOR USD 6 Month + 4.7500%, 4.9776%, 7/31/26‡	2,251,624		2,260,175
Spa US HoldCo Inc, ICE LIBOR USD 1 Month + 4.0000%, 4.7500%, 2/4/28ƒ,‡	4,930,000		4,945,431
			24,316,875
Brokerage – 0.2%
Jane Street Group LLC, ICE LIBOR USD 1 Month + 2.7500%, 2.8543%, 1/26/28‡	6,368,995		6,334,857
Capital Goods – 0.6%
Arcline FM Holdings LLC, ICE LIBOR USD 3 Month + 8.2500%, 9.0000%, 6/15/29‡	6,664,000		6,664,000
CP Atlas Buyer Inc, ICE LIBOR USD 3 Month + 3.7500%, 4.2500%, 11/23/27‡	2,226,399		2,219,208
LABL Inc, ICE LIBOR USD 1 Month + 4.0000%, 4.1043%, 7/1/26‡	950,124		948,148
Watlow Electric Manufacturing Co,
ICE LIBOR USD 1 Month + 4.0000%, 4.1473%, 3/2/28‡	2,859,833		2,872,963
White Cap Buyer LLC, ICE LIBOR USD 3 Month + 4.0000%, 4.5000%, 10/19/27‡	5,196,696		5,203,192
			17,907,511
Communications – 0.9%
Consolidated Communications Inc,
ICE LIBOR USD 1 Month + 3.5000%, 4.2500%, 10/2/27‡	1,657,919		1,659,991
Eagle Broadband Investments LLC,
ICE LIBOR USD 3 Month + 3.0000%, 3.7500%, 11/12/27‡	4,530,235		4,525,977
Formula One Management Ltd,
ICE LIBOR USD 1 Month + 2.5000%, 3.5000%, 2/1/24‡	6,184,565		6,146,901
GCI LLC, ICE LIBOR USD 1 Month + 2.7500%, 3.5000%, 10/15/25‡	10,327,913		10,302,093
Lions Gate Capital Holdings LLC,
ICE LIBOR USD 1 Month + 1.7500%, 1.8543%, 3/22/23‡	6,163,969		6,063,805
Virgin Media SFA Finance Ltd,
ICE LIBOR USD 1 Month + 3.2500%, 3.3053%, 11/15/27‡	550,000	GBP	749,374
			29,448,141
Consumer Cyclical – 2.7%
18 Fremont Street Acquisition LLC,
ICE LIBOR USD 3 Month + 8.0000%, 9.5000%, 8/9/25‡	10,834,658		11,051,352
84 Lumber Co, ICE LIBOR USD 1 Month + 3.0000%, 3.7500%, 11/13/26‡	1,971,688		1,969,716
Boardriders Inc, ICE LIBOR USD 3 Month + 6.5000%, 7.5000%, 4/23/24ƒ,‡	4,783,430		2,439,549
Boardriders Inc, ICE LIBOR USD 3 Month + 8.0000%, 9.0000%, 4/23/24‡,¢	1,337		1,337
Enterprise Development Authority/The,
ICE LIBOR USD 1 Month + 4.2500%, 5.0000%, 2/28/28‡	5,607,453		5,621,471
K-MAC Holdings Corp, ICE LIBOR USD 3 Month + 6.7500%, 9.0000%, 3/16/26‡	5,246,231		5,267,793
Kodiak BP LLC, ICE LIBOR USD 3 Month + 3.2500%, 4.0000%, 3/12/28‡	1,858,343		1,854,273

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts			Value
Bank Loans and Mezzanine Loans– (continued)
Consumer Cyclical– (continued)
Loire Finco Luxembourg,
Euro Interbank Offered Rate 3 Month + 2.7500%, 2.7500%, 4/21/27‡	2,660,000	EUR	$3,112,148
Loire Finco Luxembourg, ICE LIBOR USD 1 Month + 3.0000%, 3.1043%, 4/21/27‡	$11,474,534		11,273,730
Mic Glen LLC, ICE LIBOR USD 1 Month + 6.7500%, 7.2500%, 6/23/29ƒ,‡	7,907,942		7,943,528
Murphy USA Inc, ICE LIBOR USD 1 Month + 1.7500%, 2.2500%, 1/31/28‡	2,263,405		2,264,831
Playtika Holding Corp, ICE LIBOR USD 1 Month + 2.7500%, 2.8543%, 3/13/28‡	9,088,223		9,041,782
Sovos Brands Intermediate Inc,
ICE LIBOR USD 6 Month + 4.2500%, 5.0000%, 6/8/28‡	4,217,020		4,232,833
Spectacle Gary Holdings LLC,
ICE LIBOR USD 1 Month + 9.0000%, 11.0000%, 12/23/25‡	231,560		251,821
Spectacle Gary Holdings LLC,
ICE LIBOR USD 3 Month + 9.0000%, 11.0000%, 12/23/25‡	3,195,527		3,475,135
Tacala Investment Corp, ICE LIBOR USD 1 Month + 3.7500%, 4.5000%, 2/5/27‡	7,025,453		7,022,151
Tacala Investment Corp, ICE LIBOR USD 1 Month + 7.5000%, 8.2500%, 2/4/28‡	5,683,991		5,687,572
Woof Holdings Inc, ICE LIBOR USD 1 Month + 7.2500%, 8.0000%, 12/21/28‡	1,707,290		1,724,363
			84,235,385
Consumer Non-Cyclical – 1.2%
Bayou Intermediate II LLC,
ICE LIBOR USD 1 Month + 4.5000%, 5.2500%, 5/13/28ƒ,‡	9,000,000		9,011,250
City Brewing Co LLC, ICE LIBOR USD 3 Month + 3.5000%, 4.2500%, 4/5/28‡	6,340,227		6,364,003
FC Compassus LLC, ICE LIBOR USD 1 Month + 4.2500%, 5.0000%, 12/31/26‡	11,393,147		11,443,049
Journey Personal Care Corp,
ICE LIBOR USD 3 Month + 4.2500%, 5.0000%, 3/1/28‡	4,701,482		4,710,320
National Mentor Holdings Inc,
ICE LIBOR USD 1 Month + 7.2500%, 8.0000%, 3/2/29‡	1,742,478		1,764,259
Sunshine Luxembourg VII Sarl,
ICE LIBOR USD 3 Month + 3.7500%, 4.5000%, 6/18/27‡	3,562,974		3,573,877
Surgery Center Holdings Inc,
ICE LIBOR USD 1 Month + 3.7500%, 4.5000%, 8/31/26‡	2,674,565		2,684,167
			39,550,925
Other Diversified Financial Services – 0.2%
IGT Holding IV AB, ICE LIBOR USD 1 Month + 3.7500%, 4.2500%, 3/31/28ƒ,‡	5,526,000		5,539,815
Technology – 2.1%
Acuris Finance US Inc, ICE LIBOR USD 1 Month + 4.0000%, 4.5000%, 2/16/28‡	2,570,885		2,577,313
Atlas CC Acquisition Corp,
ICE LIBOR USD 3 Month + 4.2500%, 5.0000%, 5/25/28‡	8,559,155		8,580,553
Atlas CC Acquisition Corp,
ICE LIBOR USD 3 Month + 4.2500%, 5.0000%, 5/25/28‡	1,740,845		1,745,197
Epicor Software Corp, ICE LIBOR USD 1 Month + 3.2500%, 4.0000%, 7/30/27‡	7,341,523		7,330,217
Excelitas Technologies, ICE LIBOR USD 3 Month + 7.5000%, 8.5000%, 12/1/25‡	1,350,000		1,344,938
Finastra USA Inc, ICE LIBOR USD 3 Month + 3.5000%, 4.5000%, 6/13/24‡	7,398,763		7,277,793
Magenta Buyer LLC, ICE LIBOR USD 1 Month + 8.2500%, 9.0000%, 5/3/29ƒ,‡	14,596,000		14,413,550
Proofpoint Inc, ICE LIBOR USD 1 Month + 3.2500%, 3.7500%, 6/9/28ƒ,‡	7,550,000		7,503,794
RealPage Inc, ICE LIBOR USD 1 Month + 3.2500%, 3.7500%, 4/24/28‡	6,652,120		6,628,837
Redstone Holdco 2 LP, ICE LIBOR USD 3 Month + 7.7500%, 8.5000%, 4/27/29ƒ,‡	3,216,222		3,154,567
Redstone Holdco 2 LP, ICE LIBOR USD 3 Month + 7.7500%, 8.5000%, 4/27/29‡	5,608,778		5,501,258
Ultra Clean Holdings Inc,
ICE LIBOR USD 1 Month + 3.7500%, 3.8425%, 8/27/25‡	1,848,315		1,862,049
			67,920,066
Total Bank Loans and Mezzanine Loans (cost $274,647,786)			275,253,575
Corporate Bonds– 34.8%
Banking – 1.5%
Banco La Hipotecaria SA, 5.5000%, 9/15/23 (144A)	5,700,000		6,165,552
Banco La Hipotecaria SA, 4.1250%, 12/15/24 (144A)	5,000,000		5,344,615
Bank of New York Mellon Corp,
US Treasury Yield Curve Rate 5 Year + 4.3580%, 4.7000%‡,µ	2,998,000		3,271,568
Citigroup Inc, ICE LIBOR USD 3 Month + 3.9050%, 5.9500%‡,µ	9,973,000		10,914,950

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2021

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Banking– (continued)
Credit Suisse Group AG,
US Treasury Yield Curve Rate 5 Year + 3.5540%, 4.5000% (144A)‡,µ	$3,282,000		$3,257,057
HSBC Holdings PLC, SOFR + 1.9470%, 2.3570%, 8/18/31‡	5,226,000		5,229,565
JPMorgan Chase & Co, SOFR + 3.3800%, 5.0000%, 7/31/69‡	3,476,000		3,673,958
JPMorgan Chase & Co, SOFR + 3.1250%, 4.6000%, 1/23/70‡	2,512,000		2,603,186
SVB Financial Group,
US Treasury Yield Curve Rate 10 Year + 3.0640%, 4.1000%‡,µ	6,392,000		6,483,853
			46,944,304
Basic Industry – 2.2%
Arconic Rolled Products, 6.1250%, 2/15/28 (144A)	6,341,000		6,802,118
CVR Partners LP / CVR Nitrogen Finance Corp, 6.1250%, 6/15/28 (144A)	8,706,000		8,923,650
Hudbay Minerals Inc, 4.5000%, 4/1/26 (144A)	6,918,000		6,943,942
Hudbay Minerals Inc, 6.1250%, 4/1/29 (144A)	6,957,000		7,409,205
IAMGOLD Corp, 5.7500%, 10/15/28 (144A)	6,923,000		7,202,343
Iris Holdings Inc, 8.7500% (8.75% Cash or 9.50% PIK), 2/15/26 (144A)Ø	6,203,000		6,327,060
Neon Holdings Inc, 10.1250%, 4/1/26 (144A)	6,330,000		6,899,700
Novelis Sheet Ingot GmbH, 3.3750%, 4/15/29 (144A)	3,810,000	EUR	4,631,446
SCIH Salt Holdings Inc, 4.8750%, 5/1/28 (144A)	9,160,000		9,158,901
Trinseo Materials Operating SCA / Trinseo Materials Finance Inc,
5.1250%, 4/1/29 (144A)	6,771,000		6,923,347
			71,221,712
Brokerage – 0.7%
Charles Schwab Corp,
US Treasury Yield Curve Rate 5 Year + 4.9710%, 5.3750%‡,µ	2,255,000		2,492,452
Charles Schwab Corp,
US Treasury Yield Curve Rate 5 Year + 3.1680%, 4.0000%‡,µ	5,556,000		5,792,130
Compass Group Diversified Holdings LLC, 5.2500%, 4/15/29 (144A)	6,326,000		6,579,040
LPL Holdings Inc, 4.3750%, 5/15/31 (144A)	8,818,000		8,917,202
			23,780,824
Capital Goods – 3.5%
ARD Finance SA, 5.0000% (5.00% Cash or 5.75% PIK), 6/30/27Ø	12,896,000	EUR	15,678,246
ARD Finance SA, 5.0000% (5.00% Cash or 5.75% PIK), 6/30/27 (144A)Ø	2,000,000	EUR	2,431,490
ARD Finance SA, 6.5000% (6.50% Cash or 7.25% PIK), 6/30/27 (144A)Ø	3,542,344		3,719,461
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.1250%, 8/15/26 (144A)	7,429,000		7,670,442
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
5.2500%, 8/15/27 (144A)	4,928,000		5,026,560
Atkore Inc, 4.2500%, 6/1/31 (144A)	2,998,000		3,036,374
CP Atlas Buyer Inc, 7.0000%, 12/1/28 (144A)	6,288,000		6,515,940
HT Troplast GmbH, 9.2500%, 7/15/25 (144A)	2,790,000	EUR	3,660,591
LABL Escrow Issuer LLC, 10.5000%, 7/15/27 (144A)	8,928,000		9,843,120
Madison IAQ LLC, 5.8750%, 6/30/29 (144A)	9,109,000		9,268,407
Sofima Holdings SpA, 3.7500%, 1/15/28 (144A)	3,480,000	EUR	4,145,716
Titan International Inc, 7.0000%, 4/30/28 (144A)	7,087,000		7,414,774
TransDigm Inc, 4.8750%, 5/1/29 (144A)	10,511,000		10,610,854
Vontier Corp, 2.9500%, 4/1/31 (144A)	7,107,000		7,128,321
Wabtec Corp, 4.9500%, 9/15/28	3,330,000		3,862,755
White Cap Buyer LLC, 6.8750%, 10/15/28 (144A)	6,065,000		6,491,066
White Cap Parent LLC, 8.2500% (8.25% Cash or 9.00% PIK), 3/15/26 (144A)Ø	4,085,000		4,226,586
			110,730,703
Communications – 3.7%
Altice Financing SA, 5.0000%, 1/15/28 (144A)	6,822,000		6,686,720
AT&T INC, EURIBOR ICE SWAP Rate + 3.1400%, 2.8750%, 2/18/70‡	5,300,000	EUR	6,396,999
Block Communications Inc, 4.8750%, 3/1/28 (144A)	7,120,000		7,262,400
Cablevision Lightpath LLC, 5.6250%, 9/15/28 (144A)	8,622,000		8,781,507
Consolidated Communications Inc, 5.0000%, 10/1/28 (144A)	6,700,000		6,792,125
Consolidated Communications Inc, 6.5000%, 10/1/28 (144A)	2,029,000		2,182,697
CSC Holdings LLC, 7.5000%, 4/1/28 (144A)	5,055,000		5,547,862
Front Range BidCo Inc, 4.0000%, 3/1/27 (144A)	15,087,000		14,983,201

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Communications– (continued)
LCPR Senior Secured Financing DAC, 5.1250%, 7/15/29 (144A)	$8,642,000		$8,933,667
Level 3 Financing Inc, 3.8750%, 11/15/29 (144A)	5,000,000		5,355,150
Liberty Interactive LLC, 8.5000%, 7/15/29	6,763,000		7,707,250
Netflix Inc, 3.6250%, 6/15/30	5,837,000	EUR	8,221,419
Nexstar Broadcasting Inc, 4.7500%, 11/1/28 (144A)	4,682,000		4,810,755
T-Mobile USA Inc, 2.5500%, 2/15/31	4,808,000		4,861,850
Uniti Group LP / Uniti Group Finance Inc, 6.5000%, 2/15/29 (144A)	7,508,000		7,526,770
Univision Communications Inc, 4.5000%, 5/1/29 (144A)	5,522,000		5,563,415
Windstream Escrow LLC, 7.7500%, 8/15/28 (144A)	4,728,000		4,869,840
			116,483,627
Construction & Engineering – 0.2%
Arcosa Inc, 4.3750%, 4/15/29 (144A)	5,045,000		5,133,287
Consumer Cyclical – 7.5%
Bloomin' Brands Inc, 5.1250%, 4/15/29 (144A)	5,315,000		5,461,162
Carnival Corp, 7.6250%, 3/1/26 (144A)	3,563,000		3,870,309
Cars.com Inc, 6.3750%, 11/1/28 (144A)	5,960,000		6,356,578
Carvana Co, 5.5000%, 4/15/27 (144A)	6,975,000		7,203,292
CCM Merger Inc, 6.3750%, 5/1/26 (144A)	3,093,000		3,247,650
Cinemark USA Inc, 5.2500%, 7/15/28 (144A)	6,437,000		6,597,925
Cushman & Wakefield Inc, 6.7500%, 5/15/28 (144A)	5,761,000		6,213,008
Downstream Development Authority of the Quapaw Tribe of Oklahoma,
10.5000%, 2/15/23 (144A)	12,041,000		12,550,936
Expedia Group Inc, 6.2500%, 5/1/25 (144A)	2,953,000		3,435,092
Expedia Group Inc, 2.9500%, 3/15/31	4,324,000		4,381,569
Ford Motor Co, 9.0000%, 4/22/25	3,198,000		3,942,718
Ford Motor Co, 6.3750%, 2/1/29	1,356,000		1,574,994
Ford Motor Co, 9.6250%, 4/22/30	5,512,000		7,909,720
Ford Motor Co, 7.4500%, 7/16/31	6,370,000		8,376,550
Full House Resorts Inc, 8.2500%, 2/15/28 (144A)	8,378,000		9,132,020
GLP Capital LP / GLP Financing II Inc, 4.0000%, 1/15/31	5,229,000		5,634,143
Goodyear Tire & Rubber Co/The, 5.2500%, 7/15/31 (144A)	8,609,000		8,996,405
IHO Verwaltungs GmbH, 3.8750% (3.88% Cash or 4.63% PIK), 5/15/27 (144A)Ø	8,638,149	EUR	10,546,438
IRB Holding Corp, 7.0000%, 6/15/25 (144A)	5,992,000		6,471,480
LGI Homes Inc, 4.0000%, 7/15/29 (144A)	4,600,000		4,623,000
Life Time Inc, 5.7500%, 1/15/26 (144A)	6,308,000		6,536,665
Life Time Inc, 8.0000%, 4/15/26 (144A)#	2,616,000		2,787,976
Lithia Motors Inc, 3.8750%, 6/1/29 (144A)	3,252,000		3,370,861
Lithia Motors Inc, 4.3750%, 1/15/31 (144A)	9,287,000		9,947,399
LSF9 Atlantis Holdings LLC / Victra Finance Corp, 7.7500%, 2/15/26 (144A)	6,598,000		6,842,522
Matthews International Corp, 5.2500%, 12/1/25 (144A)	6,468,000		6,653,955
Newco GB SAS, 8.0000% (8.00% Cash or 8.75% PIK), 12/15/22Ø	3,642,606	EUR	4,361,885
PulteGroup Inc, 7.8750%, 6/15/32	2,122,000		3,046,131
Realogy Group LLC / Realogy Co-Issuer Corp, 9.3750%, 4/1/27 (144A)	5,612,000		6,235,718
Realogy Group LLC / Realogy Co-Issuer Corp, 5.7500%, 1/15/29 (144A)	6,907,000		7,220,509
Rent-A-Center Inc, 6.3750%, 2/15/29 (144A)	5,870,000		6,302,912
Sands China Ltd, 4.3750%, 6/18/30	3,143,000		3,398,117
Service Corporation International, 4.0000%, 5/15/31	5,630,000		5,746,400
Shea Homes LP / Shea Homes Funding Corp, 4.7500%, 4/1/29 (144A)	8,600,000		8,831,168
Twin River Worldwide Holdings Inc, 6.7500%, 6/1/27 (144A)	5,868,000		6,253,117
VICI Properties LP / VICI Note Co Inc, 3.7500%, 2/15/27 (144A)	7,140,000		7,262,237
Wendy's International LLC, 7.0000%, 12/15/25	5,841,000		6,571,125
Wyndham Destinations Inc, 6.6250%, 7/31/26 (144A)	9,279,000		10,513,107
			238,406,793
Consumer Non-Cyclical – 4.1%
Bausch Health Cos Inc, 5.0000%, 1/30/28 (144A)	8,845,000		8,391,694
Bausch Health Cos Inc, 4.8750%, 6/1/28 (144A)	5,156,000		5,277,166
CHS / Community Health Systems Inc, 6.6250%, 2/15/25 (144A)	5,541,000		5,859,552
CHS / Community Health Systems Inc, 6.8750%, 4/15/29 (144A)	3,510,000		3,673,110
Hadrian Merger Sub Inc, 8.5000%, 5/1/26 (144A)	9,876,000		10,295,730

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2021

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Consumer Non-Cyclical– (continued)
Hasbro Inc, 3.9000%, 11/19/29	$4,699,000		$5,224,726
HCA Inc, 3.5000%, 9/1/30	7,022,000		7,481,028
HLF Financing Sarl LLC / Herbalife International Inc,
4.8750%, 6/1/29 (144A)	10,708,000		10,788,310
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
6.5000%, 4/15/29 (144A)	11,362,000		12,768,161
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
3.7500%, 12/1/31 (144A)	4,418,000		4,520,718
Kraft Heinz Foods Co, 4.2500%, 3/1/31	6,552,000		7,442,998
MPH Acquisition Holdings LLC, 5.7500%, 11/1/28 (144A)#	9,281,000		9,326,570
Organon Finance 1 LLC, 4.1250%, 4/30/28 (144A)	7,074,000		7,214,065
Pilgrim's Pride Corp, 4.2500%, 4/15/31 (144A)	8,331,000		8,632,999
Prime Healthcare Services Inc, 7.2500%, 11/1/25 (144A)	4,228,000		4,577,148
Smithfield Foods Inc, 3.0000%, 10/15/30 (144A)	3,136,000		3,161,798
Surgery Center Holdings Inc, 6.7500%, 7/1/25 (144A)	5,180,000		5,283,600
Tenet Healthcare Corp, 6.8750%, 11/15/31	3,354,000		3,806,790
Teva Pharmaceutical Finance Netherlands III BV, 3.1500%, 10/1/26	6,856,000		6,521,770
			130,247,933
Electric – 1.3%
CMS Energy Corp,
US Treasury Yield Curve Rate 5 Year + 4.1160%, 4.7500%, 6/1/50‡	5,380,000		5,995,337
Duquesne Light Holdings Inc, 2.5320%, 10/1/30 (144A)	4,969,000		4,881,540
IPALCO Enterprises Inc, 4.2500%, 5/1/30	6,498,000		7,297,640
NRG Energy Inc, 3.3750%, 2/15/29 (144A)	8,630,000		8,446,785
NRG Energy Inc, 3.6250%, 2/15/31 (144A)	4,681,000		4,600,019
Pacific Gas and Electric Co, 3.0000%, 6/15/28	6,906,000		6,937,063
Toledo Edison Co/The, 2.6500%, 5/1/28 (144A)	3,650,000		3,752,404
			41,910,788
Energy – 1.6%
DCP Midstream Operating LP, 5.6000%, 4/1/44	2,517,000		2,768,713
DT Midstream Inc, 4.1250%, 6/15/29 (144A)	7,432,000		7,545,933
EnLink Midstream LLC, 5.6250%, 1/15/28 (144A)	6,693,000		7,070,418
EQM Midstream Partners LP, 5.5000%, 7/15/28	1,750,000		1,891,015
EQT Corp, 3.6250%, 5/15/31 (144A)	5,744,000		5,988,120
Great Western Petroleum LLC / Great Western Finance Corp,
12.0000%, 9/1/25 (144A)	3,473,000		3,455,635
NGL Energy Partners LP / NGL Energy Finance Corp, 7.5000%, 2/1/26 (144A)	6,471,000		6,794,550
NuStar Logistics LP, 5.7500%, 10/1/25	8,135,000		8,846,812
ONEOK Inc, 3.1000%, 3/15/30	5,174,000		5,409,434
			49,770,630
Finance Companies – 0.5%
FirstCash Inc, 4.6250%, 9/1/28 (144A)	5,509,000		5,758,833
Quicken Loans LLC, 3.8750%, 3/1/31 (144A)	8,936,000		9,002,931
			14,761,764
Financial Institutions – 0.5%
CPI Property Group SA, EUR SWAP ANNUAL 5 YR + 4.9440%, 4.8750%‡,µ	5,589,000	EUR	7,011,745
Vivion Investments Sarl, 3.0000%, 8/8/24	8,800,000	EUR	10,370,322
			17,382,067
Industrial – 0.2%
AT Securities BV, USD SWAP SEMI 30/360 5YR + 3.5460%, 5.2500%‡,µ	5,000,000		5,222,000
Industrial Conglomerates – 0.3%
General Electric Co, ICE LIBOR USD 3 Month + 3.3300%, 3.4489%‡,µ	10,974,000		10,754,520
Information Technology Services – 0.4%
KBR Inc, 4.7500%, 9/30/28 (144A)	12,552,000		12,552,000
Insurance – 1.4%
Athene Holding Ltd, 6.1500%, 4/3/30	5,492,000		6,943,735
Athene Holding Ltd, 3.5000%, 1/15/31	6,715,000		7,159,185
Centene Corp, 2.4500%, 7/15/28	10,787,000		10,932,624
Centene Corp, 3.0000%, 10/15/30	7,302,000		7,501,199

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Insurance– (continued)
MGIC Investment Corp, 5.2500%, 8/15/28	$8,400,000	$8,904,000
Prudential Financial Inc,
US Treasury Yield Curve Rate 5 Year + 3.0350%, 3.7000%, 10/1/50‡	3,317,000	3,457,972
		44,898,715
Interactive Media & Services – 0.2%
Snap Inc, Convertible, 0.7500%, 8/1/26	1,978,000	5,956,252
Real Estate Investment Trusts (REITs) – 2.0%
American Homes 4 Rent LP, 4.2500%, 2/15/28	2,350,000	2,637,843
American Homes 4 Rent LP, 2.3750%, 7/15/31	11,150,000	10,984,199
CTR Partnership LP / CareTrust Capital Corp, 3.8750%, 6/30/28 (144A)	6,504,000	6,641,364
Global Net Lease Inc / Global Net Lease Operating Partnership LP,
3.7500%, 12/15/27 (144A)	8,400,000	8,313,866
Lexington Realty Trust, 2.7000%, 9/15/30	5,313,000	5,400,669
Omega Healthcare Investors Inc, 3.3750%, 2/1/31	6,077,000	6,242,792
Rexford Industrial Realty Inc, 2.1250%, 12/1/30	5,717,000	5,494,653
Safehold Operating Partnership LP, 2.8000%, 6/15/31	8,960,000	8,956,656
Sun Communities Inc, 2.7000%, 7/15/31	8,420,000	8,419,147
		63,091,189
Real Estate Management & Development – 0.1%
Howard Hughes Corp, 4.1250%, 2/1/29 (144A)	2,062,000	2,062,041
Howard Hughes Corp, 4.3750%, 2/1/31 (144A)	2,062,000	2,054,536
		4,116,577
Technology – 1.8%
Austin BidCo Inc, 7.1250%, 12/15/28 (144A)	6,629,000	6,792,670
CoStar Group Inc, 2.8000%, 7/15/30 (144A)	2,639,000	2,680,856
Entegris Inc, 3.6250%, 5/1/29 (144A)	2,963,000	3,000,038
Everi Holdings Inc, 5.0000%, 7/15/29	2,170,000	2,170,000
ION Trading Technologies Sarl, 5.7500%, 5/15/28 (144A)	8,670,000	9,001,497
MSCI Inc, 3.8750%, 2/15/31 (144A)	3,586,000	3,721,407
MSCI Inc, 3.6250%, 11/1/31 (144A)	10,846,000	11,124,742
Rocket Software Inc, 6.5000%, 2/15/29 (144A)	6,927,000	6,873,524
Skyworks Solutions Inc, 3.0000%, 6/1/31	4,808,000	4,914,303
Square Inc, 3.5000%, 6/1/31 (144A)	5,664,000	5,713,560
		55,992,597
Transportation – 1.1%
Cargo Aircraft Management Inc, 4.7500%, 2/1/28 (144A)	13,321,000	13,585,155
StorCentric Inc, 5.8750%, 2/19/23 (144A)	6,000,000	5,985,000
Watco Cos LLC / Watco Finance Corp, 6.5000%, 6/15/27 (144A)	12,880,000	13,781,600
		33,351,755
Total Corporate Bonds (cost $1,059,306,633)		1,102,710,037
Mortgage-Backed Securities– 17.7%
Fannie Mae:
1.5000%, TBA, 15 Year Maturity	8,068,484	8,162,805
2.0000%, TBA, 15 Year Maturity	12,576,162	12,970,047
2.5000%, TBA, 15 Year Maturity	16,077,000	16,763,488
3.0000%, TBA, 15 Year Maturity	6,503,441	6,830,694
3.5000%, TBA, 15 Year Maturity	5,026,417	5,367,158
1.5000%, TBA, 30 Year Maturity	13,383,167	13,123,520
2.5000%, TBA, 30 Year Maturity	124,113,583	128,345,856
3.0000%, TBA, 30 Year Maturity	34,231,905	35,684,707
3.5000%, TBA, 30 Year Maturity	27,100,900	28,523,697
4.5000%, TBA, 30 Year Maturity	7,181,000	7,727,043
		263,499,015
Fannie Mae Pool:
3.0000%, 10/1/34	244,869	259,419
6.0000%, 2/1/37	924	1,095
3.0000%, 9/1/42	1,504,426	1,598,521
3.0000%, 1/1/43	1,950,442	2,072,434

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	JUNE 30, 2021

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Fannie Mae Pool– (continued)
3.0000%, 2/1/43	$5,581,592	$5,919,219
3.0000%, 2/1/43	841,068	893,673
3.0000%, 2/1/43	59,269	63,015
3.0000%, 3/1/43	2,257,807	2,400,539
3.0000%, 3/1/43	704,820	749,377
3.0000%, 5/1/43	5,784,096	6,083,583
3.0000%, 5/1/43	575,915	612,323
3.0000%, 5/1/43	2,495	2,652
5.0000%, 7/1/44	9,206	10,328
4.5000%, 10/1/44	5,563	6,240
4.5000%, 3/1/45	8,127	9,115
3.0000%, 7/1/45	3,116,902	3,313,944
3.5000%, 12/1/45	429,243	457,901
4.5000%, 2/1/46	12,078	13,386
3.5000%, 7/1/46	18,382	19,898
3.0000%, 9/1/46	1,426,205	1,515,409
3.0000%, 11/1/46	327,094	349,808
3.0000%, 1/1/47	137,757	147,323
3.5000%, 3/1/47	371,132	395,911
4.0000%, 5/1/47	1,246,580	1,375,257
3.5000%, 7/1/47	317,913	339,139
3.5000%, 8/1/47	3,951	4,177
3.5000%, 1/1/48	4,879	5,238
4.0000%, 1/1/48	18,046	19,729
3.0000%, 2/1/48	59,889	64,086
3.5000%, 3/1/48	3,728,485	3,991,977
4.0000%, 3/1/48	6,418	7,009
3.0000%, 5/1/48	26,097	27,583
3.5000%, 7/1/48	8,889,515	9,447,223
4.5000%, 12/1/48	1,039,413	1,136,818
3.0000%, 9/1/49	480,173	506,068
2.5000%, 1/1/50	1,292,049	1,341,621
3.0000%, 2/1/57	6,833,803	7,260,556
3.0000%, 6/1/57	31,151	33,097
		52,454,691
Freddie Mac Gold Pool:
3.5000%, 1/1/47	268,713	289,481
Freddie Mac Pool:
3.0000%, 5/1/31	2,187,372	2,312,963
3.0000%, 9/1/32	314,688	333,372
3.0000%, 1/1/33	175,303	185,711
3.0000%, 10/1/34	501,635	532,843
3.0000%, 10/1/34	208,909	221,314
6.0000%, 4/1/40	20,486	24,378
2.0000%, 5/1/41	90,434,433	92,351,759
3.0000%, 2/1/43	6,242	6,638
3.5000%, 2/1/43	6,176	6,659
3.0000%, 3/1/43	121,995	129,537
3.0000%, 3/1/43	3,051	3,245
3.0000%, 6/1/43	342,262	357,738
3.0000%, 11/1/43	5,870,250	6,240,229
3.5000%, 2/1/44	17,268	18,620
4.5000%, 5/1/44	4,437	4,929
3.5000%, 12/1/44	317,550	340,958
3.0000%, 1/1/45	3,792	4,018
3.5000%, 7/1/46	4,567	4,921
3.0000%, 10/1/46	23,052	24,436
4.0000%, 3/1/47	10,762	11,681
3.5000%, 9/1/47	6,764	7,151

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Freddie Mac Pool– (continued)
3.5000%, 12/1/47	$61,145	$65,944
3.5000%, 2/1/48	4,186	4,479
4.0000%, 4/1/48	2,240	2,435
4.5000%, 4/1/49	2,320,045	2,507,633
4.0000%, 5/1/49	5,309,254	5,663,471
4.0000%, 5/1/49	374,797	400,168
3.5000%, 8/1/49	4,062,998	4,272,039
3.0000%, 10/1/49	573,052	597,332
3.0000%, 10/1/49	285,058	297,136
3.0000%, 11/1/49	1,006,736	1,049,391
3.0000%, 11/1/49	225,487	235,041
3.0000%, 11/1/49	46,745	48,726
3.0000%, 12/1/49	2,234,516	2,329,192
3.0000%, 12/1/49	1,179,797	1,229,785
3.0000%, 12/1/49	527,205	549,543
2.5000%, 1/1/50	529,963	550,324
3.0000%, 3/1/50	1,588,932	1,659,117
		124,584,856
Ginnie Mae:
2.0000%, TBA, 30 Year Maturity	14,921,423	15,194,187
2.5000%, TBA, 30 Year Maturity	38,560,034	39,884,186
3.0000%, TBA, 30 Year Maturity	23,588,675	24,605,819
3.5000%, TBA, 30 Year Maturity	21,330,121	22,390,868
4.0000%, TBA, 30 Year Maturity	16,054,402	16,947,990
		119,023,050
Ginnie Mae I Pool:
4.5000%, 8/15/46	16,149	18,210
4.0000%, 7/15/47	6,250	6,828
4.0000%, 8/15/47	1,050	1,147
4.0000%, 11/15/47	2,685	2,934
4.0000%, 12/15/47	3,325	3,633
		32,752
Ginnie Mae II Pool:
4.5000%, 2/20/48	223,965	241,557
4.5000%, 5/20/48	6,082	6,615
4.5000%, 5/20/48	1,211	1,317
		249,489
Total Mortgage-Backed Securities (cost $557,627,212)		560,133,334
Common Stocks– 0.4%
Containers & Packaging – 0.2%
Crown Holdings Inc	46,283	4,730,585
Metals & Mining – 0.1%
Freeport-McMoRan Inc	123,387	4,578,892
Semiconductor & Semiconductor Equipment – 0.1%
Entegris Inc	32,159	3,954,592
Total Common Stocks (cost $12,830,390)		13,264,069
Preferred Stocks– 1.5%
Consumer Cyclical – 0%
Quiksilver Inc¢	12,688	10,785
Electric Utilities – 0.1%
American Electric Power Co Inc, Convertible, 6.1250%, 8/15/23	37,583	1,922,746
Finance Companies – 0.2%
Castlelake Aircraft Securitization Trust 2018-1, 6/15/43 (144A)‡	1,000,000	280,000
Prosper Pass-Thru Trust II Series 2019-St1, 7/15/25 (144A)	27,926,764	1,774,383
Upstart Securitization Trust 2019-3, 1/21/30 (144A)	8,250	2,662,301
Upstart Securitization Trust 2021-1 CERT, 3/20/31 (144A)	1,989	984,004
		5,700,688

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	JUNE 30, 2021

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Preferred Stocks– (continued)
Health Care Equipment & Supplies – 0.4%
Becton Dickinson and Co, Convertible, 6.0000%, 6/1/23#	94,450	$5,054,019
Boston Scientific Corp, Convertible, 5.5000%, 6/1/23	59,100	6,820,140
		11,874,159
Industrial – 0.1%
Project Silver, 3/15/44 (144A)‡	1,500,000	412,500
START Ireland, 3/15/44 (144A)‡	1,500,000	401,250
Thunderbolt II Aircraft Lease Ltd, 9/15/38 (144A)	10	602,323
Thunderbolt III Aircraft Lease Ltd, 11/15/39 (144A)‡	5,000,000	1,150,000
		2,566,073
Professional Services – 0.3%
Clarivate PLC, Convertible, 5.2500%, 6/1/24	91,200	9,503,040
Student Loan – 0.2%
SoFi Professional Loan Program 2017-E LLC, 11/26/40 (144A)	25,000	595,735
SoFi Professional Loan Program 2017-F LLC, 1/25/41 (144A)	35,000	980,634
SoFi Professional Loan Program 2018-C Trust, 1/25/48 (144A)	58,000	1,465,266
SoFi Professional Loan Program 2018-D Trust, 2/25/48 (144A)	76,000	1,345,641
SoFi Professional Loan Program 2019-B LLC, 8/17/48 (144A)	70,900	1,419,865
SoFi Professional Loan Program 2020-A Trust, 5/15/46 (144A)	34,000	1,816,317
		7,623,458
Wireless Telecommunication Services – 0.2%
2020 Cash Mandatory Exchangeable Trust, Convertible, 5.2500%, 6/1/23 (144A)	5,561	7,007,305
Total Preferred Stocks (cost $64,603,714)		46,208,254
Investment Companies– 6.9%
Money Markets – 6.9%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº,£((cost $217,736,197)	217,717,149	217,738,920
Investments Purchased with Cash Collateral from Securities Lending– 0.2%
Investment Companies – 0.1%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº,£	4,455,764	4,455,764
Time Deposits – 0.1%
Royal Bank of Canada, 0.0500%, 7/1/21	$2,276,536	2,276,536
Total Investments Purchased with Cash Collateral from Securities Lending (cost $6,732,300)		6,732,300
Total Investments (total cost $3,588,915,867) – 114.3%		3,620,981,470
Liabilities, net of Cash, Receivables and Other Assets – (14.3)%		(451,607,250)
Net Assets – 100%		$3,169,374,220

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2021

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$3,096,231,805	85.5%
Cayman Islands	345,131,225	9.5
Luxembourg	51,461,613	1.4
United Kingdom	36,014,758	1.0
Germany	21,689,204	0.6
Peru	14,353,147	0.4
Panama	11,510,167	0.3
Burkina Faso	7,202,343	0.2
Czech Republic	7,011,745	0.2
Israel	6,521,770	0.2
Sweden	5,539,815	0.2
France	4,361,885	0.1
Italy	4,145,716	0.1
Macao	3,398,117	0.1
Switzerland	3,257,057	0.1
Ireland	2,749,853	0.1
Bermuda	401,250	0.0

Total	$3,620,981,470	100.0%

Schedule of TBA Sales Commitments – (% of Net Assets)

Principal Amount		Value
TBA Sales Commitments – (1.8)%
Mortgage-Backed Securities Sold Short – (1.8)%
Fannie Mae:
2.0000%, TBA, 30 Year Maturityƒ (proceeds $56,314,359)	$55,850,754	$(56,417,639)

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/21
Investment Companies - 6.9%
Money Markets - 6.9%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº	$143,839	$(890)	$2,723	$217,738,920
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Investment Companies - 0.1%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	37,375∆	-	-	4,455,764
Total Affiliated Investments - 7.0%	$181,214	$(890)	$2,723	$222,194,684

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

22	JUNE 30, 2021

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2021

	Value at 6/30/20	Purchases	Sales Proceeds	Value at 6/30/21
Investment Companies - 6.9%
Money Markets - 6.9%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº	73,446,272	1,764,517,194	(1,620,226,379)	217,738,920
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Investment Companies - 0.1%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	1,648,112	77,862,641	(75,054,989)	4,455,764

Schedule of Forward Foreign Currency Exchange Contracts

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Bank of America, National Association:
British Pound	9/2/21	(28,400)	$40,052	$767
Euro	9/2/21	(41,546,000)	50,441,829	1,120,629
Euro	9/10/21	(4,505,625)	5,448,427	98,671

				1,220,067
Barclays Capital, Inc.:
British Pound	9/2/21	(140,600)	198,277	3,790
Euro	9/2/21	(8,462,400)	10,273,624	227,513

				231,303
BNP Paribas:
Euro	9/2/21	(718,000)	871,867	19,496
Citibank, National Association:
British Pound	9/2/21	(200,900)	283,346	5,447
Euro	9/2/21	2,865,700	(3,479,051)	(77,044)

				(71,597)
HSBC Securities (USA), Inc.:
British Pound	9/2/21	(870,000)	1,226,737	23,294
Euro	9/2/21	3,129,082	(3,796,798)	(82,119)

				(58,825)
JPMorgan Chase Bank, National Association:
British Pound	9/2/21	695,400	(980,744)	(18,819)
Euro	9/2/21	(23,883,200)	28,992,414	639,549

				620,730
Total				$1,961,174

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2021

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
2 Year US Treasury Note	673	10/5/21	$148,275,570	$(239,916)	$15,772
5 Year US Treasury Note	5,507	10/5/21	679,727,292	(1,633,960)	344,188
Total - Futures Purchased				(1,873,876)	359,960
Futures Sold:
10 Year US Treasury Note	400	9/30/21	(53,000,000)	(300,000)	(93,750)
Ultra 10-Year Treasury Note	1,254	9/30/21	(184,592,719)	(3,242,765)	(607,406)
US Treasury Long Bond	66	9/30/21	(10,609,500)	(305,160)	(43,313)
Total - Futures Sold				(3,847,925)	(744,469)
Total				$(5,721,801)	$(384,509)

Schedule of Centrally Cleared Interest Rate Swaps
Payments made by Fund	Payments received by Fund	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
1.6590% Fixed Rate	ICE LIBOR USD 3M	Semiannual	8/23/49	22,000,000	USD	$750	$334,574	$(341,033)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2021.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2021

	Currency Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$2,139,156	$ -	$2,139,156
Variation margin receivable on futures contracts	-	359,960	359,960

Total Asset Derivatives	$2,139,156	$ 359,960	$2,499,116
Liability Derivatives:
Forward foreign currency exchange contracts	$ 177,982	$ -	$ 177,982
Variation margin payable on futures contracts	-	744,469	744,469
Variation margin payable on swaps	-	341,033	341,033

Total Liability Derivatives	$ 177,982	$ 1,085,502	$1,263,484

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

24	JUNE 30, 2021

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2021

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2021.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2021

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ 568,200	$ 1,861,572	$ 2,429,772
Forward foreign currency exchange contracts	-	(9,713,889)	-	(9,713,889)
Swap contracts	508,683	-	(307,812)	200,871

Total	$508,683	$(9,145,689)	$ 1,553,760	$(7,083,246)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ (557,813)	$ (6,021,434)	$(6,579,247)
Forward foreign currency exchange contracts	-	4,975,694	-	4,975,694
Swap contracts	-	-	4,794,749	4,794,749

Total	$ -	$ 4,417,881	$ (1,226,685)	$ 3,191,196

Please see the "Net Realized Gain/(Loss) on Investments" "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended June 30, 2021

Market Value(a)
Credit default swaps, buy protection	$ (175,618)
Forward foreign currency exchange contracts, purchased	12,681,096
Forward foreign currency exchange contracts, sold	116,028,402
Futures contracts, purchased	753,444,300
Futures contracts, sold	175,002,029
Interest rate swaps, pay fixed rate/receive floating rate	(1,093,572)

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Multi-Sector Income Fund

Notes to Schedule of Investments and Other Information

Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate
TBA

(To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when specific mortgage pools are assigned.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2021 is $2,046,343,670, which represents 64.6% of net assets.

ƒ

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See Notes to Financial Statements.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2021. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of June 30, 2021.

#	Loaned security; a portion of the security is on loan at June 30, 2021.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

¤

Interest only security. An interest only security represents the interest only portion of a pool of underlying mortgages or mortgage-backed securities which are separated and sold individually from the principal portion of the securities. Principal amount shown represents the par value on which interest payments are based.

Ø	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the year ended June 30, 2021 is $12,122, which represents 0.0% of net assets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

26	JUNE 30, 2021

Janus Henderson Multi-Sector Income Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$1,398,940,981	$-
Bank Loans and Mezzanine Loans	-	275,252,238	1,337
Corporate Bonds	-	1,102,710,037	-
Mortgage-Backed Securities	-	560,133,334	-
Common Stocks	13,264,069	-	-
Preferred Stocks	-	46,197,469	10,785
Investment Companies	-	217,738,920	-
Investments Purchased with Cash Collateral from Securities Lending	-	6,732,300	-
Total Investments in Securities	$13,264,069	$3,607,705,279	$12,122
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	2,139,156	-
Variation Margin Receivable on Futures Contracts	359,960	-	-
Total Assets	$13,624,029	$3,609,844,435	$12,122
Liabilities
TBA Sales Commitments:
Mortgage-Backed Securities	$-	$56,417,639	$-
Total TBA Sales Commitments	$-	$56,417,639	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	177,982	-
Variation Margin Payable on Futures Contracts	744,469	-	-
Variation Margin Payable on Swaps	-	341,033	-
Total Liabilities	$744,469	$56,936,654	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	27

Janus Henderson Multi-Sector Income Fund

Statement of Assets and Liabilities

June 30, 2021

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $3,366,723,906)(1)	$3,398,786,786
Affiliated investments, at value (cost $222,191,961)	222,194,684
Cash	757,296
Deposits with brokers for centrally cleared derivatives	2,983,496
Deposits with brokers for futures	2,840,000
Forward foreign currency exchange contracts	2,139,156
Cash denominated in foreign currency (cost $391,926)	391,926
Receivable for variation margin on futures contracts	359,960
Non-interested Trustees' deferred compensation	76,982
Receivables:
Investments sold	60,090,255
TBA investments sold	56,314,359
Interest	19,060,527
Fund shares sold	10,586,223
Dividends from affiliates	13,556
Other assets	3,304,685
Total Assets	3,779,899,891
Liabilities:
Collateral for securities loaned (Note 3)	6,732,300
TBA sales commitments, at value (proceeds $56,314,359)	56,417,639
Forward foreign currency exchange contracts	177,982
Payable for variation margin on futures contracts	744,469
Payable for variation margin on swaps	341,033
Payables:	—
TBA investments purchased	382,694,359
Investments purchased	149,848,665
Fund shares repurchased	10,941,794
Advisory fees	1,420,159
Dividends	391,882
Transfer agent fees and expenses	361,554
Non-interested Trustees' deferred compensation fees	76,982
Professional fees	73,029
12b-1 Distribution and shareholder servicing fees	70,967
Non-interested Trustees' fees and expenses	10,553
Affiliated fund administration fees payable	6,381
Custodian fees	5,131
Accrued expenses and other payables	210,792
Total Liabilities	610,525,671
Net Assets	$3,169,374,220

See Notes to Financial Statements.

28	JUNE 30, 2021

Janus Henderson Multi-Sector Income Fund

Statement of Assets and Liabilities

June 30, 2021

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,115,200,812
Total distributable earnings (loss)	54,173,408
Total Net Assets	$3,169,374,220
Net Assets - Class A Shares	$67,031,874
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,624,687
Net Asset Value Per Share(2)	$10.12
Maximum Offering Price Per Share(3)	$10.62
Net Assets - Class C Shares	$71,132,871
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,028,076
Net Asset Value Per Share(2)	$10.12
Net Assets - Class D Shares	$108,418,116
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,711,622
Net Asset Value Per Share	$10.12
Net Assets - Class I Shares	$2,570,288,983
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	253,991,640
Net Asset Value Per Share	$10.12
Net Assets - Class N Shares	$121,983,019
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,054,051
Net Asset Value Per Share	$10.12
Net Assets - Class S Shares	$745,434
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	73,704
Net Asset Value Per Share	$10.11
Net Assets - Class T Shares	$229,773,923
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	22,715,538
Net Asset Value Per Share	$10.12

(1) Includes $6,591,003 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Multi-Sector Income Fund

Statement of Operations

For the year ended June 30, 2021

Investment Income:
Interest	$115,517,128
Dividends	12,318,532
Dividends from affiliates	143,839
Affiliated securities lending income, net	37,375
Unaffiliated securities lending income, net	806
Other income	855,512
Total Investment Income	128,873,192
Expenses:
Advisory fees	14,912,493
12b-1 Distribution and shareholder servicing fees:
Class A Shares	144,540
Class C Shares	644,829
Class S Shares	1,332
Transfer agent administrative fees and expenses:
Class D Shares	105,422
Class S Shares	2,249
Class T Shares	729,342
Transfer agent networking and omnibus fees:
Class A Shares	31,242
Class C Shares	50,001
Class I Shares	1,806,912
Other transfer agent fees and expenses:
Class A Shares	3,549
Class C Shares	3,358
Class D Shares	11,617
Class I Shares	87,443
Class N Shares	3,141
Class S Shares	29
Class T Shares	2,708
Professional fees	272,092
Shareholder reports expense	206,837
Registration fees	176,306
Affiliated fund administration fees	75,826
Non-interested Trustees’ fees and expenses	46,000
Custodian fees	34,940
Other expenses	217,290
Total Expenses	19,569,498
Less: Excess Expense Reimbursement and Waivers	(47,283)
Net Expenses	19,522,215
Net Investment Income/(Loss)	109,350,977

See Notes to Financial Statements.

30	JUNE 30, 2021

Janus Henderson Multi-Sector Income Fund

Statement of Operations

For the year ended June 30, 2021

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$84,240,027
Investments in affiliates	(890)
Forward foreign currency exchange contracts	(9,713,889)
Futures contracts	2,429,772
Swap contracts	200,871
Net increase from payment by affiliate and disposal of investments in violation of restrictions (Note 4)	1,419,599
Total Net Realized Gain/(Loss) on Investments	78,575,490
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	90,315,539
Investments in affiliates	2,723
Forward foreign currency exchange contracts	4,975,694
Futures contracts	(6,579,247)
TBA sales commitments	(103,280)
Swap contracts	4,794,749
Total Change in Unrealized Net Appreciation/Depreciation	93,406,178
Net Increase/(Decrease) in Net Assets Resulting from Operations	$281,332,645

See Notes to Financial Statements.

Janus Investment Fund	31

Janus Henderson Multi-Sector Income Fund

Statements of Changes in Net Assets

	Year ended June 30, 2021	Year ended June 30, 2020

Operations:
Net investment income/(loss)	$109,350,977	$86,663,446
Net realized gain/(loss) on investments	78,575,490	(33,027,534)
Change in unrealized net appreciation/depreciation	93,406,178	(82,588,840)
Net Increase/(Decrease) in Net Assets Resulting from Operations	281,332,645	(28,952,928)
Dividends and Distributions to Shareholders:
Class A Shares	(2,383,996)	(999,403)
Class C Shares	(2,293,328)	(1,312,676)
Class D Shares	(3,952,607)	(3,036,623)
Class I Shares	(89,743,409)	(80,480,498)
Class N Shares	(4,655,898)	(16,054)
Class S Shares	(37,044)	960,986
Class T Shares	(12,349,661)	(11,936,872)
Total Dividends and Distributions to Shareholders	(115,415,943)	(96,821,140)
Return of Capital Dividends and Distributions
Class A Shares	—	(1,034,132)
Class C Shares	—	(862,433)
Class D Shares	—	(1,069,915)
Class I Shares	—	(1,082,132)
Class N Shares	—	(1,100,152)
Class S Shares	—	(999,130)
Class T Shares	—	(1,048,448)
Total Return of Capital Dividends and Distributions	—	(7,196,342)
Net Decrease from Dividends and Distributions to Shareholders	(115,415,943)	(104,017,482)
Capital Share Transactions:
Class A Shares	14,195,757	31,441,343
Class C Shares	3,186,101	36,487,307
Class D Shares	24,735,614	25,913,391
Class I Shares	637,421,757	994,040,337
Class N Shares	27,555,092	81,717,657
Class S Shares	(308,332)	357,557
Class T Shares	(75,137,201)	160,582,256
Net Increase/(Decrease) from Capital Share Transactions	631,648,788	1,330,539,848
Net Increase/(Decrease) in Net Assets	797,565,490	1,197,569,438
Net Assets:
Beginning of period	2,371,808,730	1,174,239,292
End of period	$3,169,374,220	$2,371,808,730

See Notes to Financial Statements.

32	JUNE 30, 2021

Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$9.47	$9.89	$9.66	$9.83	$9.72
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.39	0.40	0.42	0.40	0.45
Net realized and unrealized gain/(loss)	0.67	(0.34)	0.25	(0.08)	0.19
Total from Investment Operations	1.06	0.06	0.67	0.32	0.64
Less Dividends and Distributions:
Dividends (from net investment income)	(0.41)	(0.40)	(0.44)	(0.43)	(0.51)
Distributions (from capital gains)	—	(0.05)	—	(0.06)	(0.02)
Return of capital	—	(0.03)	—	—	—
Total Dividends and Distributions	(0.41)	(0.48)	(0.44)	(0.49)	(0.53)
Net Asset Value, End of Period	$10.12	$9.47	$9.89	$9.66	$9.83
Total Return*	11.38%(2)	0.61%	7.11%	3.20%	6.78%
Net Assets, End of Period (in thousands)	$67,032	$49,168	$20,276	$15,697	$8,412
Average Net Assets for the Period (in thousands)	$57,669	$40,103	$14,907	$13,616	$10,263
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.91%	0.92%	1.05%	1.11%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	0.92%	1.00%	0.99%	0.96%
Ratio of Net Investment Income/(Loss)	3.91%	4.19%	4.35%	4.16%	4.60%
Portfolio Turnover Rate	119%(3)	188%(3)	142%(3)	194%(3)	139%

Class C Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$9.47	$9.89	$9.67	$9.84	$9.72
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.32	0.33	0.35	0.33	0.38
Net realized and unrealized gain/(loss)	0.67	(0.35)	0.23	(0.09)	0.20
Total from Investment Operations	0.99	(0.02)	0.58	0.24	0.58
Less Dividends and Distributions:
Dividends (from net investment income)	(0.34)	(0.33)	(0.36)	(0.35)	(0.44)
Distributions (from capital gains)	—	(0.05)	—	(0.06)	(0.02)
Return of capital	—	(0.02)	—	—	—
Total Dividends and Distributions	(0.34)	(0.40)	(0.36)	(0.41)	(0.46)
Net Asset Value, End of Period	$10.12	$9.47	$9.89	$9.67	$9.84
Total Return*	10.58%(4)	(0.18)%	6.20%	2.40%	6.11%
Net Assets, End of Period (in thousands)	$71,133	$63,574	$30,350	$18,101	$5,056
Average Net Assets for the Period (in thousands)	$67,010	$50,662	$20,980	$12,273	$4,598
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.64%	1.71%	1.79%	1.90%	1.94%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.64%	1.71%	1.76%	1.79%	1.69%
Ratio of Net Investment Income/(Loss)	3.19%	3.43%	3.60%	3.40%	3.93%
Portfolio Turnover Rate	119%(3)	188%(3)	142%(3)	194%(3)	139%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) 0.01% of the Fund’s total return consists of a voluntary reimbursement by Janus Capital for realized investment losses and another 0.04% consists of a gain on an investment not meeting the investment guidelines of the Fund.  Excluding these items, total return would have been 11.33%.  See Note 4 in the Notes to the Financial Statements.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

(4) 0.01% of the Fund’s total return consists of a voluntary reimbursement by Janus Capital for realized investment losses and another 0.04% consists of a gain on an investment not meeting the investment guidelines of the Fund.  Excluding these items, total return would have been 10.53%.  See Note 4 in the Notes to the Financial Statements.

See Notes to Financial Statements.

Janus Investment Fund	33

Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$9.47	$9.89	$9.67	$9.84	$9.72
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.40	0.42	0.44	0.43	0.48
Net realized and unrealized gain/(loss)	0.68	(0.35)	0.23	(0.10)	0.19
Total from Investment Operations	1.08	0.07	0.67	0.33	0.67
Less Dividends and Distributions:
Dividends (from net investment income)	(0.43)	(0.41)	(0.45)	(0.44)	(0.53)
Distributions (from capital gains)	—	(0.05)	—	(0.06)	(0.02)
Return of capital	—	(0.03)	—	—	—
Total Dividends and Distributions	(0.43)	(0.49)	(0.45)	(0.50)	(0.55)
Net Asset Value, End of Period	$10.12	$9.47	$9.89	$9.67	$9.84
Total Return*	11.57%(2)	0.77%	7.18%	3.36%	7.06%
Net Assets, End of Period (in thousands)	$108,418	$78,091	$57,522	$31,328	$24,575
Average Net Assets for the Period (in thousands)	$91,918	$79,433	$42,770	$28,932	$16,919
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.74%	0.76%	0.88%	0.98%	1.07%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.74%	0.76%	0.84%	0.84%	0.80%
Ratio of Net Investment Income/(Loss)	4.07%	4.30%	4.54%	4.36%	4.89%
Portfolio Turnover Rate	119%(3)	188%(3)	142%(3)	194%(3)	139%

Class I Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$9.47	$9.88	$9.66	$9.83	$9.72
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.41	0.43	0.44	0.43	0.49
Net realized and unrealized gain/(loss)	0.67	(0.34)	0.24	(0.09)	0.18
Total from Investment Operations	1.08	0.09	0.68	0.34	0.67
Less Dividends and Distributions:
Dividends (from net investment income)	(0.43)	(0.42)	(0.46)	(0.45)	(0.54)
Distributions (from capital gains)	—	(0.05)	—	(0.06)	(0.02)
Return of capital	—	(0.03)	—	—	—
Total Dividends and Distributions	(0.43)	(0.50)	(0.46)	(0.51)	(0.56)
Net Asset Value, End of Period	$10.12	$9.47	$9.88	$9.66	$9.83
Total Return*	11.63%(4)	0.93%	7.25%	3.46%	7.06%
Net Assets, End of Period (in thousands)	$2,570,289	$1,805,985	$909,014	$196,433	$63,716
Average Net Assets for the Period (in thousands)	$2,061,334	$1,542,112	$476,391	$110,623	$38,892
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.69%	0.70%	0.80%	0.87%	0.94%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.70%	0.78%	0.76%	0.69%
Ratio of Net Investment Income/(Loss)	4.13%	4.42%	4.59%	4.45%	5.00%
Portfolio Turnover Rate	119%(3)	188%(3)	142%(3)	194%(3)	139%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) 0.01% of the Fund’s total return consists of a voluntary reimbursement by Janus Capital for realized investment losses and another 0.04% consists of a gain on an investment not meeting the investment guidelines of the Fund.  Excluding these items, total return would have been 11.52%.  See Note 4 in the Notes to the Financial Statements.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

(4) 0.01% of the Fund’s total return consists of a voluntary reimbursement by Janus Capital for realized investment losses and another 0.04% consists of a gain on an investment not meeting the investment guidelines of the Fund.  Excluding these items, total return would have been 11.58%.  See Note 4 in the Notes to the Financial Statements.

See Notes to Financial Statements.

34	JUNE 30, 2021

Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$9.47	$9.89	$9.67	$9.84	$9.72
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.42	0.44	0.45	0.44	0.48
Net realized and unrealized gain/(loss)	0.67	(0.36)	0.24	(0.09)	0.20
Total from Investment Operations	1.09	0.08	0.69	0.35	0.68
Less Dividends and Distributions:
Dividends (from net investment income)	(0.44)	(0.42)	(0.47)	(0.46)	(0.54)
Distributions (from capital gains)	—	(0.05)	—	(0.06)	(0.02)
Return of capital	—	(0.03)	—	—	—
Total Dividends and Distributions	(0.44)	(0.50)	(0.47)	(0.52)	(0.56)
Net Asset Value, End of Period	$10.12	$9.47	$9.89	$9.67	$9.84
Total Return*	11.73%(2)	0.90%	7.32%	3.51%	7.21%
Net Assets, End of Period (in thousands)	$121,983	$88,092	$6,763	$2,696	$1,553
Average Net Assets for the Period (in thousands)	$104,964	$20,729	$3,933	$2,017	$2,474
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.60%	0.63%	0.80%	0.84%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.60%	0.63%	0.71%	0.69%	0.65%
Ratio of Net Investment Income/(Loss)	4.21%	4.68%	4.67%	4.50%	4.90%
Portfolio Turnover Rate	119%(3)	188%(3)	142%(3)	194%(3)	139%

Class S Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$9.46	$9.91	$9.67	$9.84	$9.72
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.39	0.39	0.43	0.40	0.44
Net realized and unrealized gain/(loss)	0.67	(0.37)	0.27	(0.09)	0.21
Total from Investment Operations	1.06	0.02	0.70	0.31	0.65
Less Dividends and Distributions:
Dividends (from net investment income)	(0.41)	(0.39)	(0.46)	(0.42)	(0.51)
Distributions (from capital gains)	—	(0.05)	—	(0.06)	(0.02)
Return of capital	—	(0.03)	—	—	—
Total Dividends and Distributions	(0.41)	(0.47)	(0.46)	(0.48)	(0.53)
Net Asset Value, End of Period	$10.11	$9.46	$9.91	$9.67	$9.84
Total Return*	11.32%(4)	0.19%	7.51%	3.12%	6.82%
Net Assets, End of Period (in thousands)	$745	$987	$652	$1,228	$1,115
Average Net Assets for the Period (in thousands)	$898	$775	$908	$1,181	$1,703
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.33%	1.43%	1.36%	1.37%	1.40%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.98%	1.03%	0.89%	1.07%	1.02%
Ratio of Net Investment Income/(Loss)	3.88%	4.05%	4.47%	4.13%	4.51%
Portfolio Turnover Rate	119%(3)	188%(3)	142%(3)	194%(3)	139%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) 0.01% of the Fund’s total return consists of a voluntary reimbursement by Janus Capital for realized investment losses and another 0.04% consists of a gain on an investment not meeting the investment guidelines of the Fund.  Excluding these items, total return would have been 11.68%.  See Note 4 in the Notes to the Financial Statements.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

(4) 0.01% of the Fund’s total return consists of a voluntary reimbursement by Janus Capital for realized investment losses and another 0.04% consists of a gain on an investment not meeting the investment guidelines of the Fund.  Excluding these items, total return would have been 11.27%.  See Note 4 in the Notes to the Financial Statements.

See Notes to Financial Statements.

Janus Investment Fund	35

Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$9.47	$9.89	$9.66	$9.83	$9.71
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.40	0.41	0.42	0.41	0.47
Net realized and unrealized gain/(loss)	0.67	(0.35)	0.25	(0.09)	0.19
Total from Investment Operations	1.07	0.06	0.67	0.32	0.66
Less Dividends and Distributions:
Dividends (from net investment income)	(0.42)	(0.40)	(0.44)	(0.43)	(0.52)
Distributions (from capital gains)	—	(0.05)	—	(0.06)	(0.02)
Return of capital	—	(0.03)	—	—	—
Total Dividends and Distributions	(0.42)	(0.48)	(0.44)	(0.49)	(0.54)
Net Asset Value, End of Period	$10.12	$9.47	$9.89	$9.66	$9.83
Total Return*	11.47%(2)	0.67%	7.17%	3.26%	6.97%
Net Assets, End of Period (in thousands)	$229,774	$285,912	$149,662	$75,614	$17,117
Average Net Assets for the Period (in thousands)	$291,205	$250,371	$105,637	$47,107	$10,244
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.85%	0.86%	0.98%	1.06%	1.15%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	0.86%	0.95%	0.94%	0.88%
Ratio of Net Investment Income/(Loss)	4.01%	4.27%	4.42%	4.26%	4.84%
Portfolio Turnover Rate	119%(3)	188%(3)	142%(3)	194%(3)	139%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) 0.01% of the Fund’s total return consists of a voluntary reimbursement by Janus Capital for realized investment losses and another 0.04% consists of a gain on an investment not meeting the investment guidelines of the Fund.  Excluding these items, total return would have been 11.42%.  See Note 4 in the Notes to the Financial Statements.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

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Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Multi-Sector Income Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks high current income with a secondary focus on capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory

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Notes to Financial Statements

programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

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Notes to Financial Statements

approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of June 30, 2021.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

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Notes to Financial Statements

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2021 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or

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Notes to Financial Statements

other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE

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Notes to Financial Statements

shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

During the year, the Fund purchased futures on currency indices to increase exposure to currency risk.

During the year, the Fund sold futures on currency indices to decrease exposure to currency risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

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Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, inflation swaps and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements, for investment purposes, to add leverage to its Fund, or to hedge against widening credit spreads on high-yield/high-risk bonds. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio

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Notes to Financial Statements

because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the year, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

There were no credit default swaps held at June 30, 2021.

The Fund’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations. Interest rate swaps are generally entered into on a net basis. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

During the year, the Fund entered into interest rate swaps paying a fixed interest rate and receiving a floating interest rate in order to decrease interest rate risk (duration) exposure. As interest rates rise, the Fund benefits by receiving a higher expected future floating rate, while paying a fixed rate that has not increased.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States.

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Notes to Financial Statements

These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

LIBOR Replacement Risk

The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (LIBOR) as a reference rate for various rate calculations. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (SOFR), that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. However, global consensus on alternative rates is lacking. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could adversely impact (i) volatility and liquidity in markets that are tied to LIBOR, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or changes to other interest rates may adversely affect the Fund’s performance and/or net asset value. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. Markets are slowly developing in response to these new rates. Uncertainty regarding the process for amending existing contracts or instruments to transition away from LIBOR remains a concern for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary depending, among other things, on (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether

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Notes to Financial Statements

foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 50% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2021.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed

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Notes to Financial Statements

as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

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Notes to Financial Statements

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2021” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Bank of America, National Association	$1,220,067	$—	$—	$1,220,067
Barclays Capital, Inc.	231,303	—	—	231,303
BNP Paribas	19,496	—	—	19,496
Citibank, National Association	5,447	(5,447)	—	—
HSBC Securities (USA), Inc.	23,294	(23,294)	—	—
JPMorgan Chase Bank, National Association	7,230,552	(18,819)	(6,591,003)	620,730

Total	$8,730,159	$(47,560)	$(6,591,003)	$2,091,596
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Citibank, National Association	$77,044	$(5,447)	$—	$71,597
HSBC Securities (USA), Inc.	82,119	(23,294)	—	58,825
JPMorgan Chase Bank, National Association	18,819	(18,819)	—	—

Total	$177,982	$(47,560)	$—	$130,422
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

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Notes to Financial Statements

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

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Notes to Financial Statements

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2021, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $6,591,003. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2021 is $6,732,300, resulting in the net amount due to the counterparty of $141,297.

TBA Commitments

The Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss.

To facilitate TBA commitments, the Fund is required to segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments. Rules of the Financial Industry Regulatory Authority (“FINRA”) which are expected to be effective in October 2021, include mandatory margin requirements for TBA commitments which, in some circumstances, will require the Fund to also post collateral. These collateral requirements may increase costs associated with the Fund’s participation in the TBA market.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases (including TBA commitments) are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

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Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $200 Million	0.60
Next $500 Million	0.57
Over $700 Million	0.55

The Fund’s actual investment advisory fee rate for the reporting period was 0.56% of average annual net assets before any applicable waivers.

Janus Capital has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.64% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement

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Notes to Financial Statements

of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $357,443 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time

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Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $559,325 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital  has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2021, Janus Henderson Distributors retained upfront sales charges of $21,069.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended June 30, 2021, redeeming shareholders of Class A Shares paid CDSCs of $998 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2021, redeeming shareholders of Class C Shares paid CDSCs of $7,683.

As of June 30, 2021, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	50	2
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the

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Notes to Financial Statements

transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2021, the Fund engaged in cross trades amounting to $6,012,449 in purchases and $14,619,219 in sales, resulting in a net realized gain of $96,094. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

During the year ended June 30, 2021, Janus Capital voluntarily reimbursed the Fund for certain investment losses of $261,324 and the Fund realized a gain of $1,158,275 on the sale of investments not meeting the investment guidelines of the Fund. The impact of the reimbursement and gain on total return was 0.01% and 0.04%, respectively.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 6,038,140	$ 6,289,592	$ -	$ -	$ -	$ 186,413	$ 41,659,263

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,579,218,927	$76,237,539	$(34,474,996)	$ 41,762,543

Information on the tax components of TBA sales commitments as of June 30, 2021 is as follows:

Federal Tax Cost	Unrealized (Appreciation)	Unrealized Depreciation	Net Tax (Appreciation)/ Depreciation
$ (56,314,359)	$ -	$ (103,280)	$ (103,280)

Information on the tax components of derivatives as of June 30, 2021 is as follows:

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Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ (3,759,877)	$ 334,574	$ -	$ 334,574

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 115,415,943	$ -	$ -	$ -

For the year ended June 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 95,439,884	$ 1,381,256	$ 7,196,342	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 6,445,461	$ 7,157,358	$ (13,602,819)

Capital has been adjusted by $6,706,786, all of which is long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

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Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2021		Year ended June 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	5,296,698	$ 52,885,839	5,881,189	$ 57,450,937
Reinvested dividends and distributions	236,695	2,354,171	209,277	2,021,058
Shares repurchased	(4,101,540)	(41,044,253)	(2,947,628)	(28,030,652)
Net Increase/(Decrease)	1,431,853	$ 14,195,757	3,142,838	$ 31,441,343
Class C Shares:
Shares sold	1,671,116	$ 16,695,454	4,365,941	$ 43,265,490
Reinvested dividends and distributions	230,346	2,290,871	225,063	2,173,190
Shares repurchased	(1,585,562)	(15,800,224)	(947,008)	(8,951,373)
Net Increase/(Decrease)	315,900	$ 3,186,101	3,643,996	$ 36,487,307
Class D Shares:
Shares sold	5,002,814	$ 49,941,405	7,208,284	$ 71,298,516
Reinvested dividends and distributions	373,370	3,718,250	395,677	3,842,696
Shares repurchased	(2,908,655)	(28,924,041)	(5,173,565)	(49,227,821)
Net Increase/(Decrease)	2,467,529	$ 24,735,614	2,430,396	$ 25,913,391
Class I Shares:
Shares sold	130,873,274	$1,307,962,871	187,809,930	$1,829,611,768
Reinvested dividends and distributions	8,681,127	86,379,431	8,339,724	80,491,780
Shares repurchased	(76,272,612)	(756,920,545)	(97,412,421)	(916,063,211)
Net Increase/(Decrease)	63,281,789	$ 637,421,757	98,737,233	$ 994,040,337
Class N Shares:
Shares sold	5,313,468	$ 53,038,704	9,516,447	$ 90,188,205
Reinvested dividends and distributions	414,150	4,122,238	112,075	1,072,909
Shares repurchased	(2,980,678)	(29,605,850)	(1,005,455)	(9,543,457)
Net Increase/(Decrease)	2,746,940	$ 27,555,092	8,623,067	$ 81,717,657
Class S Shares:
Shares sold	14,686	$ 146,663	51,267	$ 482,838
Reinvested dividends and distributions	3,649	36,188	3,938	38,144
Shares repurchased	(48,928)	(491,183)	(16,712)	(163,425)
Net Increase/(Decrease)	(30,593)	$ (308,332)	38,493	$ 357,557
Class T Shares:
Shares sold	14,913,942	$ 148,486,729	39,030,110	$ 383,384,900
Reinvested dividends and distributions	1,237,845	12,302,567	1,339,500	12,948,643
Shares repurchased	(23,637,310)	(235,926,497)	(25,304,452)	(235,751,287)
Net Increase/(Decrease)	(7,485,523)	$ (75,137,201)	15,065,158	$ 160,582,256

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$3,593,670,675	$3,053,573,505	$ -	$ -

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Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2020-04 Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) in March 2020. The new guidance in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR or other interbank-offered based reference rates as of the end of 2021. For new and existing contracts, Funds may elect to apply the guidance as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU’s adoption to the Fund’s financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Multi-Sector Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Multi-Sector Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Multi-Sector Income Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2021, the related statement of operations for the year ended June 30, 2021, the statements of changes in net assets for each of the two years in the period ended June 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2021 and the financial highlights for each of the five years in the period ended June 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian, transfer agent, investment companies, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 20, 2021

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

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Janus Henderson Multi-Sector Income Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

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Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

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Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

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Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

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Janus Henderson Multi-Sector Income Fund

Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Capital Management LLC, the Fund’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”).

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the annual period ended June 30, 2021, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2020 through December 31, 2020 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Fund was able to meet redemptions during the normal course of business during the Reporting Period, and discussed the additional actions that the Liquidity Risk Working Group took during the period of market volatility in the spring of 2020 to monitor the Fund’s liquidity. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, taking into account the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Janus Henderson Multi-Sector Income Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2021. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Janus Henderson Multi-Sector Income Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Multi-Sector Income Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2021:

Section 163(j) Interest Dividend	85%
Capital Gain Distributions	$6,706,786
Qualified Dividend Income Percentage	1%

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Janus Henderson Multi-Sector Income Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 51 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson Multi-Sector Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present

Independent Consultant (since 2019) and Chief Operating Officer, muun chi LLC (organic food business) (since 2020). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

51

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	51

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Multi-Sector Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	51

Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Multi-Sector Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	51	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	51

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson Multi-Sector Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	51

Director of Family Service of Lake County (since 2019). Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	51

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), and Director of Walmart (until 2017).

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Janus Henderson Multi-Sector Income Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
John Kerschner 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Co-Portfolio Manager Janus Henderson Multi-Sector Income Fund	2/14-Present	Head of U.S. Securitized Products of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
John Lloyd 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Janus Henderson Multi-Sector Income Fund	2/14-Present	Co-Head of Global Credit Research of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts, and Analyst for Janus Henderson Investors.
Seth Meyer 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson Multi-Sector Income Fund	2/14-Present	Portfolio Manager for other Janus Henderson accounts.

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Janus Henderson Multi-Sector Income Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President and Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Management LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

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Janus Henderson Multi-Sector Income Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Capital Management LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017-September 2017), Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Services LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

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Notes

NotesPage2

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This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93028 08-21

ANNUAL REPORT June 30, 2021

Janus Henderson Short-Term Bond Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Short-Term Bond Fund

Janus Henderson Short-Term Bond Fund (unaudited)

FUND SNAPSHOT

 We believe our research-driven investment process, diversified portfolio construction and robust risk management can provide attractive income and drive consistent risk-adjusted performance, with excess returns generated primarily through sector and security decisions. Our collaborative investment teams utilize our investment flexibility to adjust our allocations across the investment cycle in an effort to capitalize on attractive opportunities with limited interest rate sensitivity and provide the capital preservation that clients expect from their short duration fixed income portfolio.

Seth Meyer co-portfolio manager	Greg Wilensky co-portfolio manager	Michael Keough co-portfolio manager

PERFORMANCE SUMMARY

During the one-year period ended June 30, 2021, Janus Henderson Short-Term Bond Fund’s Class I Shares returned 2.82% compared with 0.44% for the Fund’s benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index.

MARKET ENVIRONMENT

The period began amid economically damaging social distancing measures put in place by governments worldwide to mitigate the spread of COVID-19. However, U.S. credit markets had already begun recovering from their March lows as significant monetary and fiscal stimulus supported the markets and mid-period vaccine developments created optimism around a potential economic reopening in 2021. Indeed, during the second half of the period, vaccines were distributed at a faster-than-expected-rate and cyclical industries rebounded sharply as consumers began to resume aspects of their lifestyles that had previously been restricted.

Strong consumer spending coupled with supply chain issues and the residual effects of monetary and fiscal stimulus measures then brought on concerns of inflation. Shorter-dated Treasury yields rose late in the period on concern that the U.S. Federal Reserve (Fed) could raise interest rates sooner than the market had been anticipating. The yield on the 2-year note closed June at 0.22%, up from 0.16% a year earlier, which weighed on index returns. Credit markets rallied and drove the index higher as the economic outlook improved and spreads (yields over treasuries) tightened. High-yield corporates, which are typically more sensitive to an improving economic environment than Treasury moves, generated strong gains. Similarly, securitized sectors, including commercial mortgage-backed securities (CMBS) and asset-back securities (ABS), generated positive returns.

PERFORMANCE DISCUSSION

Our favorable view on the U.S. economic outlook and belief that the Fed was likely to remain accommodative led us to maintain the Fund’s overweight exposure to corporate bonds and securitized credit, as well as our underweight exposure to U.S. Treasuries.

We initiated a position in agency mortgage-backed securities (MBS) during the period as they began to look more attractive relative to Treasuries. We also established a position in Treasury Inflation-Protected Securities, which we adjusted with the ebb and flow of inflation expectations. Within credit, as the period progressed and spreads narrowed, we reduced our exposure to investment-grade corporate bonds. While we remained positive on the outlook for credit generally, valuations in investment-grade markets had reached a point where we felt the risk/reward no longer justified a significant overweight position. In the high-yield bond market, our holdings focused on companies we believed had the potential to be “rising stars” – securities that could see sufficient rating improvement to push them into the investment-grade market.

Our asset allocation decisions proved to be positive contributors. The Fund’s out-of-index allocation to high-yield corporate bonds performed well as the economic outlook continued to improve and investors’ demand for yield remained intact. Security selection within investment-grade corporate credit also benefited relative returns, particularly in the BBB segment of the market. Out-of-index positions in ABS further contributed to relative performance. Gains were partially offset by the Fund’s yield curve positioning. Our longer-dated corporate bonds

Janus Investment Fund	1

Janus Henderson Short-Term Bond Fund (unaudited)

(as compared to the index) were hurt by the curve’s dramatic bear steepening that took place during the period.

DERIVATIVES USAGE

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We continue to expect strong economic growth, fueled by the combination of excess consumer savings, expanding employment, fiscal stimulus and pent-up demand. With improving fundamentals for companies and consumers, we remain reasonably positive on shorter-maturity corporate bonds and securitized credit.

However, with spreads in many sectors close to the tightest levels of all time, they appear to be pricing in most of the good news. As such, we will continue to monitor valuations closely and expect to remain diversified in our exposure, looking to a wide variety of sectors and industries to provide yield and reduce overall portfolio volatility. While markets over the past year were primarily driven by broad strength across risk assets, we believe portfolio excess returns in the remainder of 2021 are more likely to be driven by our fundamental research and our ability to uncover individual sectors and securities with the potential to outperform the market. For one, we continue to favor sub-investment-grade securities as default rates are expected to be near historic lows, while low interest rates and supportive capital markets allow issuers to refinance at attractive levels.

We maintain our view that longer-term Treasury rates are too low for the kind of economic growth the market forecasts in the years ahead. However, front-end Treasury yields look more reasonable after their recent rise. The Fed continues to be an important driver for the markets. We expect monetary policy to remain accommodative in order to drive sustained improvement in employment and meet the Fed’s long-term inflation goals. Looking ahead, we believe it is prudent for the Fed to begin the tapering of asset purchases, but more meaningful tightening in the form of interest rate hikes is likely well into the future.

We believe most of the recent rise in inflation will prove to be transitory but expect that some residual effects will persist. In the months ahead, we will remain focused on what we believe are the most likely contributors to sustained inflation: wages and home prices, mindful that significant distortions could apply to both series as consumers and companies navigate their way through the changes COVID-19 wrought on the economy.

Thank you for your investment in Janus Henderson Short-Term Bond Fund.

2	JUNE 30, 2021

Janus Henderson Short-Term Bond Fund (unaudited)

Fund At A Glance

June 30, 2021

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	0.10%	0.15%
Class A Shares MOP	0.10%	0.15%
Class C Shares**	-0.68%	-0.61%
Class D Shares	0.23%	0.31%
Class I Shares	0.27%	0.32%
Class N Shares	0.37%	0.44%
Class S Shares	-0.56%	-0.06%
Class T Shares	0.14%	0.19%
Weighted Average Maturity		2.2 Years
Average Effective Duration***		2.3 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	5.9%
AA	24.7%
A	2.6%
BBB	19.7%
BB	10.8%
B	1.9%
Not Rated	34.3%
Other	0.1%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	36.9%
Asset-Backed/Commercial Mortgage-Backed Securities	25.2%
United States Treasury Notes/Bonds	22.8%
Investment Companies	6.5%
Inflation-Indexed Bonds	6.0%
Mortgage-Backed Securities	5.6%
Bank Loans and Mezzanine Loans	2.7%
Other	(5.7)%
100.0%

Janus Investment Fund	3

Janus Henderson Short-Term Bond Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2021					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	2.30%	2.09%	1.76%	3.44%	0.79%	0.74%
Class A Shares at MOP	-0.30%	1.56%	1.50%	3.27%
Class C Shares at NAV	1.71%	1.30%	0.99%	2.74%	1.57%	1.51%
Class C Shares at CDSC	0.71%	1.30%	0.99%	2.74%
Class D Shares	2.47%	2.19%	1.88%	3.76%	0.64%	0.58%
Class I Shares	2.82%	2.30%	1.95%	3.67%	0.61%	0.56%
Class N Shares	2.61%	2.33%	1.96%	3.79%	0.49%	0.44%
Class S Shares	2.12%	1.85%	1.55%	3.26%	1.26%	0.94%
Class T Shares	2.36%	2.08%	1.77%	3.72%	0.74%	0.69%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index	0.44%	1.88%	1.49%	3.70%**
Morningstar Quartile - Class T Shares	2nd	3rd	3rd	2nd
Morningstar Ranking - based on total returns for Short-Term Bond Funds	239/595	326/525	261/419	72/156

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 2.50%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2020.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs),

4	JUNE 30, 2021

Janus Henderson Short-Term Bond Fund (unaudited)

Performance

non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – September 1, 1992

** The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index’s since inception returns are calculated from August 31, 1992.

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	5

Janus Henderson Short-Term Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Net Annualized Expense Ratio (1/1/21 - 6/30/21)
Class A Shares	$1,000.00	$1,004.50	$3.58	$1,000.00	$1,021.22	$3.61	0.72%
Class C Shares	$1,000.00	$998.40	$6.44	$1,000.00	$1,018.35	$6.51	1.30%
Class D Shares	$1,000.00	$1,002.10	$2.78	$1,000.00	$1,022.02	$2.81	0.56%
Class I Shares	$1,000.00	$1,005.40	$2.73	$1,000.00	$1,022.07	$2.76	0.55%
Class N Shares	$1,000.00	$1,002.70	$2.14	$1,000.00	$1,022.66	$2.16	0.43%
Class S Shares	$1,000.00	$1,000.30	$4.56	$1,000.00	$1,020.23	$4.61	0.92%
Class T Shares	$1,000.00	$1,001.50	$3.33	$1,000.00	$1,021.47	$3.36	0.67%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2021

Janus Henderson Short-Term Bond Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– 25.2%
208 Park Avenue Mortgage Trust 2017-280P,
ICE LIBOR USD 1 Month + 0.8800%, 0.9529%, 9/15/34 (144A)‡	$4,021,000	$4,021,074
ACC Trust 2021-1 A, 0.7400%, 11/20/23 (144A)	2,519,000	2,517,613
Affirm Asset Securitization Trust 2021-A A, 0.8800%, 8/15/25 (144A)	1,370,000	1,371,739
American Credit Acceptance Receivables Trust 2020-2,
1.6500%, 12/13/23 (144A)	517,581	518,848
Angel Oak Mortgage Trust I LLC 2019-5, 2.5930%, 10/25/49 (144A)‡	608,148	610,304
Angel Oak Mortgage Trust I LLC 2019-6,
ICE LIBOR USD 12 Month + 0.9500%, 2.6200%, 11/25/59 (144A)‡	565,782	569,167
Barclays Comercial Mortgage Securities LLC 2017-DELC,
ICE LIBOR USD 1 Month + 0.8500%, 0.9229%, 8/15/36 (144A)‡	874,000	874,673
BVRT Financing Trust, 2.3270%, 7/10/32‡	2,928,000	2,928,000
BVRT Financing Trust 2021-2F M1, 1.5600%, 1/10/32‡	1,593,823	1,593,823
BVRT Financing Trust 2021-CRT1 M1, 1.8270%, 1/10/33‡	2,792,304	2,792,304
BVRT Financing Trust 2021-CRT1 M2, 2.3270%, 1/10/33‡	1,209,000	1,211,267
BVRT Financing Trust 2021-CRT2 M1, 1.8451%, 11/10/32‡	1,364,317	1,364,317
BX Commercial Mortgage Trust 2019-XL,
ICE LIBOR USD 1 Month + 0.9200%, 0.9930%, 10/15/36 (144A)‡	3,583,947	3,590,150
BX Commercial Mortgage Trust 2020-FOX A,
ICE LIBOR USD 1 Month + 1.0000%, 1.0730%, 11/15/32 (144A)‡	3,373,600	3,382,248
BX Commercial Mortgage Trust 2020-FOX B,
ICE LIBOR USD 1 Month + 1.3500%, 1.4230%, 11/15/32 (144A)‡	588,464	589,679
BX Commercial Mortgage Trust 2020-FOX C,
ICE LIBOR USD 1 Month + 1.5500%, 1.6230%, 11/15/32 (144A)‡	490,223	491,564
BX Commercial Mortgage Trust 2021-LBA AJV,
ICE LIBOR USD 1 Month + 0.8000%, 0.8730%, 2/15/36 (144A)‡	1,598,000	1,600,529
BX Commercial Mortgage Trust 2021-LBA AV,
ICE LIBOR USD 1 Month + 0.8000%, 0.8730%, 2/15/36 (144A)‡	1,817,000	1,819,815
CF Hippolyta Issuer LLC 2021-1A A1, 1.5300%, 3/15/61 (144A)	2,303,000	2,318,095
CF Hippolyta Issuer LLC 2021-1A B1, 1.9800%, 3/15/61 (144A)	845,000	855,074
Chase Auto Credit Linked Notes 2020-1 B, 0.9910%, 1/25/28 (144A)	3,444,791	3,449,477
Chase Auto Credit Linked Notes 2020-2 B, 0.8400%, 2/25/28 (144A)	1,633,453	1,716,687
Chase Auto Credit Linked Notes 2021-1 B, 0.8750%, 9/25/28 (144A)	2,930,000	2,932,159
Chesapeake Funding II LLC 2019-2A, 2.7100%, 9/15/31 (144A)	2,858,000	2,950,719
CIM Trust 2021-NR1 A1, 2.5690%, 7/25/55 (144A)Ç	2,071,534	2,070,961
Cold Storage Trust 2020-ICE5 A,
ICE LIBOR USD 1 Month + 0.9000%, 0.9729%, 11/15/37 (144A)‡	3,282,205	3,291,543
Cold Storage Trust 2020-ICE5 B,
ICE LIBOR USD 1 Month + 1.3000%, 1.3729%, 11/15/37 (144A)‡	1,683,863	1,687,687
Cold Storage Trust 2020-ICE5 C,
ICE LIBOR USD 1 Month + 1.6500%, 1.7229%, 11/15/37 (144A)‡	1,690,744	1,694,982
Connecticut Avenue Securities Trust 2017-C01,
ICE LIBOR USD 1 Month + 3.5500%, 3.6415%, 7/25/29‡	1,217,114	1,259,064
Connecticut Avenue Securities Trust 2017-C05 1M2,
ICE LIBOR USD 1 Month + 2.2000%, 2.2915%, 1/25/30‡	1,477,906	1,500,009
Connecticut Avenue Securities Trust 2017-C07 1M2,
ICE LIBOR USD 1 Month + 2.4000%, 2.4915%, 5/25/30‡	4,452,690	4,508,641
Connecticut Avenue Securities Trust 2018-R07,
ICE LIBOR USD 1 Month + 2.4000%, 2.4915%, 4/25/31 (144A)‡	379,302	381,181
Connecticut Avenue Securities Trust 2019-R02,
ICE LIBOR USD 1 Month + 2.3000%, 2.3915%, 8/25/31 (144A)‡	297,248	299,260
Connecticut Avenue Securities Trust 2019-R03,
ICE LIBOR USD 1 Month + 2.1500%, 2.2415%, 9/25/31 (144A)‡	3,719,705	3,746,065
Connecticut Avenue Securities Trust 2019-R04,
ICE LIBOR USD 1 Month + 2.1000%, 2.1915%, 6/25/39 (144A)‡	906,122	906,683
Connecticut Avenue Securities Trust 2019-R05,
ICE LIBOR USD 1 Month + 2.0000%, 2.0915%, 7/25/39 (144A)‡	91,892	92,247
Connecticut Avenue Securities Trust 2019-R07,
ICE LIBOR USD 1 Month + 2.1000%, 2.1915%, 10/25/39 (144A)‡	29,759	29,869

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Short-Term Bond Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Connecticut Avenue Securities Trust 2020-R02,
ICE LIBOR USD 1 Month + 2.0000%, 2.0915%, 1/25/40 (144A)‡	$2,159,131	$2,168,248
Cosmopolitan Hotel Trust 2017,
ICE LIBOR USD 1 Month + 0.9300%, 1.0029%, 11/15/36 (144A)‡	654,369	655,430
Credit Suisse Commercial Mortgage Trust 2019-ICE4,
ICE LIBOR USD 1 Month + 0.9800%, 1.0530%, 5/15/36 (144A)‡	4,234,000	4,240,405
Credit Suisse Commercial Mortgage Trust 2019-ICE4 C,
ICE LIBOR USD 1 Month + 1.4300%, 1.5030%, 5/15/36 (144A)‡	4,106,000	4,111,601
Credit Suisse Commercial Mortgage Trust 2020-UNFI, 4.1682%, 12/6/22‡	4,000,000	3,994,858
Credit Suisse Commercial Mortgage Trust 2021-WEHO A, 4.0422%, 4/15/23‡	1,922,423	1,922,336
DB Master Finance LLC 2017-1A A2II, 4.0300%, 11/20/47 (144A)	4,957,470	5,280,061
DBJPM 16-C3 Mortgage Trust, 1.5020%, 8/10/49	153,752	153,880
Dell Equipment Finance Trust 2020-1, 2.2600%, 6/22/22 (144A)	1,952,406	1,965,010
Diamond Infrastructure Funding LLC 2021-1A A, 1.7600%, 4/15/49 (144A)	2,114,000	2,103,538
Diamond Resorts Owner Trust 2021-1A A, 1.5100%, 11/21/33 (144A)	1,570,058	1,566,899
Donlen Fleet Lease Funding 2021-2 B, 0.9800%, 12/11/34 (144A)	1,572,000	1,574,016
Donlen Fleet Lease Funding 2021-2 C, 1.2000%, 12/11/34 (144A)	1,471,000	1,466,345
Drive Auto Receivables Trust 2017-3, 3.5300%, 12/15/23 (144A)	101,073	101,994
Drive Auto Receivables Trust 2020-1, 2.7000%, 5/17/27	2,511,000	2,584,143
DROP Mortgage Trust 2021-FILE A,
ICE LIBOR USD 1 Month + 1.1500%, 1.2200%, 4/15/26 (144A)‡	3,929,000	3,943,575
Dryden Senior Loan Fund 2017-53A A,
ICE LIBOR USD 3 Month + 1.1200%, 1.3038%, 1/15/31‡	2,940,000	2,937,295
Eagle Re Ltd, ICE LIBOR USD 1 Month + 0.9000%, 0.9915%, 1/25/30 (144A)‡	7,978,000	7,965,125
Exeter Automobile Receivables Trust 2020-1A C, 2.4900%, 1/15/25 (144A)	1,840,000	1,873,241
Exeter Automobile Receivables Trust 2021-1A C, 0.7400%, 1/15/26	338,000	337,732
Exeter Automobile Receivables Trust 2021-1A D, 1.0800%, 11/16/26	1,081,000	1,080,495
Extended Stay America Trust 2021-ESH A,
ICE LIBOR USD 1 Month + 1.0800%, 0%, 7/15/38 (144A)‡	2,656,000	2,656,000
Extended Stay America Trust 2021-ESH B,
ICE LIBOR USD 1 Month + 1.3800%, 0%, 7/15/38 (144A)‡	722,000	722,000
Extended Stay America Trust 2021-ESH E,
ICE LIBOR USD 1 Month + 2.8500%, 0%, 7/15/38 (144A)‡	3,387,000	3,387,000
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.0000%, 5.0915%, 7/25/25‡	391,994	402,115
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.7000%, 5.7915%, 4/25/28‡	622,471	659,279
Foursight Capital Auto Receivables Trust 2021-1 B, 0.8700%, 1/15/26 (144A)	2,960,000	2,967,144
Foursight Capital Automobile Receivables Trust 2018-2,
3.8000%, 11/15/23 (144A)	1,060,535	1,066,554
Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA1 M3,
ICE LIBOR USD 1 Month + 5.5500%, 5.6416%, 7/25/28‡	709,893	741,265
Freddie Mac Structured Agency Credit Risk Debt Notes 2019-DNA4 M2,
ICE LIBOR USD 1 Month + 1.9500%, 2.0415%, 10/25/49 (144A)‡	1,886,389	1,895,290
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-DNA6 M1,
US 30 Day Average SOFR + 0.9000%, 0.9180%, 12/25/50 (144A)‡	1,123,035	1,123,945
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-DNA6 M2,
US 30 Day Average SOFR + 2.0000%, 2.0180%, 12/25/50 (144A)‡	1,707,000	1,722,844
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA5 M2,
US 30 Day Average SOFR + 2.6000%, 2.6180%, 11/25/50 (144A)‡	2,771,000	2,825,556
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 M2,
US 30 Day Average SOFR + 2.3000%, 2.3180%, 8/25/33 (144A)‡	844,000	865,481
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-HQA1 M2,
US 30 Day Average SOFR + 2.2500%, 2.2680%, 8/25/33 (144A)‡	907,000	917,512
GLS Auto Receivables Issuer Trust 2019-2, 3.0600%, 4/17/23 (144A)	19,920	19,938
GLS Auto Receivables Issuer Trust 2020-4A B, 0.8700%, 12/16/24 (144A)	2,482,000	2,491,349
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.0340%, 1.1070%, 12/15/36 (144A)‡	5,929,000	5,935,257
Hewlett-Packard Financial Services Company Trust 2020-1A C,
2.0300%, 2/20/30 (144A)	800,000	814,639

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2021

Janus Henderson Short-Term Bond Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Hewlett-Packard Financial Services Company Trust 2020-1A D,
2.2600%, 2/20/30 (144A)	$800,000	$816,178
Hilton Grand Vacations Trust 2020-AA, 2.7400%, 2/25/39 (144A)	2,946,546	3,058,659
Jack in the Box Funding LLC 2019-1A A2I, 3.9820%, 8/25/49 (144A)	5,081,880	5,163,994
JP Morgan Mortgage Trust 2019-LTV2, 3.5000%, 12/25/49 (144A)‡	691,186	707,147
KNDL Mortgage Trust 2019-KNSQ A,
ICE LIBOR USD 1 Month + 0.8000%, 0.8730%, 5/15/36 (144A)‡	3,838,000	3,842,460
Lanark Master Issuer PLC, 2.2770%, 12/22/69 (144A)Ç	3,829,000	3,924,334
Life Financial Services Trust 2021-BMR A,
ICE LIBOR USD 1 Month + 0.7000%, 0.7730%, 3/15/38 (144A)‡	4,219,000	4,226,062
Life Financial Services Trust 2021-BMR C,
ICE LIBOR USD 1 Month + 1.1000%, 1.1730%, 3/15/38 (144A)‡	2,015,000	2,019,300
Mello Warehouse Securitization Trust 2019-2,
ICE LIBOR USD 1 Month + 1.1500%, 1.2415%, 11/25/52 (144A)‡	7,634,460	7,731,590
Mercury Financial Credit Card Master Trust 2021-1A A,
1.5400%, 3/20/26 (144A)	1,890,000	1,896,110
MHC Commercial Mortgage Trust 2021-MHC A,
ICE LIBOR USD 1 Month + 0.8010%, 0.8738%, 4/15/38 (144A)‡	3,727,956	3,730,909
MHC Commercial Mortgage Trust 2021-MHC C,
ICE LIBOR USD 1 Month + 1.3510%, 1.4238%, 4/15/38 (144A)‡	1,797,068	1,798,793
Morgan Stanley Capital I Trust 2007-T27 AJ, 6.2148%, 6/11/42‡	2,696,966	2,771,403
MRA Issuance Trust 2021-NA1 A1X,
ICE LIBOR USD 1 Month + 1.5000%, 0%, 3/8/22 (144A)‡	3,051,000	3,051,000
Newday Funding Master Issuer PLC 2021-1A A2,
SOFR + 1.1000%, 1.1100%, 3/15/29 (144A)‡	1,293,000	1,299,843
NRZ Excess Spread Collateralized Notes 2020-PLS1 A,
3.8440%, 12/25/25 (144A)	658,490	683,350
Oak Street Investment Grade Net Lease Fund 2020-1A A1,
1.8500%, 11/20/50 (144A)	1,438,219	1,459,552
Ondeck Asset Securitization Trust LLC 2021-1A A, 1.5900%, 5/17/27 (144A)	1,807,000	1,801,558
Oscar US Funding Trust 2021-1A A3, 0.7000%, 4/10/25 (144A)	2,188,000	2,191,127
OSCAR US Funding Trust VII LLC, 2.7600%, 12/10/24 (144A)	3,201,058	3,239,851
Planet Fitness Master Issuer LLC 2018-1A, 4.2620%, 9/5/48 (144A)	2,358,313	2,358,313
Prestige Auto Receivables Trust 2018-1, 3.7500%, 10/15/24 (144A)	1,639,000	1,654,527
Santander Consumer Auto Receivables Trust 2020-AA, 1.3700%, 10/15/24 (144A)	684,142	687,543
Santander Drive Auto Receivables Trust 2017-2, 4.9900%, 9/16/24 (144A)	10,046,000	10,098,208
Santander Drive Auto Receivables Trust 2018-2, 5.0200%, 9/15/25	2,594,000	2,690,941
Santander Drive Auto Receivables Trust 2021-1 D, 1.1300%, 11/16/26	4,581,000	4,587,074
Santander Prime Auto Issuance Notes Trust 2018-A, 5.0400%, 9/15/25 (144A)	1,749,046	1,760,606
Sierra Receivables Funding Co LLC 2021-1A A, 0.9900%, 11/20/37 (144A)	2,551,347	2,541,528
Silverstone Master Issuer PLC,
ICE LIBOR USD 3 Month + 0.3900%, 0.6136%, 1/21/70 (144A)‡	2,230,480	2,233,132
SoFi Professional Loan Program 2020-C Trust, 1.9500%, 2/15/46 (144A)	3,106,584	3,152,225
Spruce Hill Mortgage Loan Trust 2020-SH2, 3.4070%, 6/25/55 (144A)‡	952,847	968,928
Taco Bell Funding LLC, 4.3770%, 5/25/46 (144A)	2,476,800	2,476,800
Taco Bell Funding LLC 2018-1A A2I, 4.3180%, 11/25/48 (144A)	16,308,072	16,301,191
Tesla Auto Lease Trust 2018-B, 7.8700%, 6/20/22 (144A)	2,181,000	2,225,438
Tesla Auto Lease Trust 2020-A, 4.6400%, 8/20/24 (144A)	2,650,000	2,782,048
TTAN 2021-MHC A, ICE LIBOR USD 1 Month + 0.8500%, 0.9230%, 3/15/38 (144A)‡	1,681,000	1,682,924
UNIFY Auto Receivables Trust 2021-1A A4, 0.9800%, 7/15/26 (144A)	2,930,000	2,963,764
Upstart Securitization Trust 2020-3 A, 1.7020%, 11/20/30 (144A)	1,781,468	1,791,401
Upstart Securitization Trust 2021-1 A, 0.8700%, 3/20/31 (144A)	1,233,036	1,235,442
Vantage Data Centers LLC 2020-1A A2, 1.6450%, 9/15/45 (144A)	3,924,000	3,930,666
VASA Trust 2021-VASA A,
ICE LIBOR USD 1 Month + 0.9000%, 0.9730%, 7/15/39 (144A)‡	1,260,000	1,254,400
VCAT Asset Securitization LLC 2020-NPL1, 3.6710%, 8/25/50 (144A)Ç	632,470	641,938
Verizon Owner Trust 2019-C, 2.0600%, 4/22/24	8,417,000	8,616,023
Verus Securitization Trust 2020-1, 2.6420%, 1/25/60 (144A)Ç	5,069,086	5,108,742
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $288,766,263)		289,933,934

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Short-Term Bond Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Bank Loans and Mezzanine Loans– 2.7%
Basic Industry – 0.3%
Alpha 3 BV, ICE LIBOR USD 1 Month + 2.5000%, 3.0000%, 3/18/28‡	$3,168,000	$3,150,196
Capital Goods – 0.3%
Madison IAQ LLC, ICE LIBOR USD 1 Month + 3.2500%, 3.7500%, 6/21/28ƒ,‡	3,637,466	3,637,466
Communications – 1.4%
Charter Communications Operating LLC,
ICE LIBOR USD 1 Month + 1.7500%, 1.8600%, 4/30/25‡	16,318,378	16,283,783
Consumer Non-Cyclical – 0.7%
Elanco Animal Health Inc, ICE LIBOR USD 1 Month + 1.7500%, 1.8651%, 8/1/27‡	3,667,248	3,609,195
Froneri US Inc, ICE LIBOR USD 1 Month + 2.2500%, 2.3543%, 1/29/27‡	1,786,415	1,758,279
Reynolds Consumer Products Inc,
ICE LIBOR USD 1 Month + 1.7500%, 1.8543%, 2/4/27‡	2,979,372	2,954,047
		8,321,521
Total Bank Loans and Mezzanine Loans (cost $31,524,960)		31,392,966
Corporate Bonds– 36.9%
Banking – 11.2%
Bank of America Corp, 4.0000%, 1/22/25	9,491,000	10,416,020
Bank of New York Mellon Corp,
US Treasury Yield Curve Rate 5 Year + 4.3580%, 4.7000%‡,µ	5,759,000	6,284,509
Barclays PLC, 1.0070%, 12/10/24	4,518,000	4,534,114
BNP Paribas SA, ICE LIBOR USD 3 Month + 2.2350%, 4.7050%, 1/10/25 (144A)‡	3,253,000	3,549,012
BNP Paribas SA, ICE LIBOR USD 3 Month + 1.1110%, 2.8190%, 11/19/25 (144A)‡	2,267,000	2,385,205
BNP Paribas SA, USD SWAP SEMI 30/360 5YR + 5.1500%, 7.3750% (144A)‡,µ	5,148,000	6,000,612
BPCE SA, 5.1500%, 7/21/24 (144A)	5,264,000	5,865,102
Citigroup Inc, 4.4000%, 6/10/25	10,314,000	11,518,874
Credit Agricole SA, 4.3750%, 3/17/25 (144A)	1,682,000	1,849,614
Credit Agricole SA/London, SOFR + 1.6760%, 1.9070%, 6/16/26 (144A)‡	1,047,000	1,067,459
Credit Suisse Group AG,
ICE LIBOR USD 3 Month + 1.2000%, 2.9970%, 12/14/23 (144A)‡	5,560,000	5,741,621
Goldman Sachs Group Inc, SOFR + 0.5380%, 0.6270%, 11/17/23‡	5,881,000	5,882,750
Goldman Sachs Group Inc, 3.5000%, 4/1/25	6,854,000	7,435,886
HSBC Holdings PLC, SOFR + 1.5380%, 1.6450%, 4/18/26‡	4,107,000	4,162,065
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 3.7800%, 6.7500%‡,µ	5,657,000	6,272,764
Morgan Stanley, 4.1000%, 5/22/23	14,001,000	14,908,113
Morgan Stanley, ICE LIBOR USD 3 Month + 0.8470%, 3.7370%, 4/24/24‡	5,133,000	5,428,690
Societe Generale SA, 2.6250%, 1/22/25 (144A)	4,749,000	4,954,232
Svenska Handelsbanken AB, 0.5500%, 6/11/24 (144A)	4,734,000	4,716,753
UBS Group AG,
US Treasury Yield Curve Rate 1 Year + 0.8300%, 1.0080%, 7/30/24 (144A)‡	2,578,000	2,596,566
UBS Group AG, USD SWAP SEMI 30/360 5YR + 4.3440%, 7.0000% (144A)‡,µ	5,447,000	5,998,509
Wells Fargo & Co, SOFR + 1.6000%, 1.6540%, 6/2/24‡	6,828,000	6,974,035
		128,542,505
Basic Industry – 0.5%
International Flavors & Fragrances Inc, 0.6970%, 9/15/22 (144A)	3,250,000	3,252,030
Tronox Inc, 6.5000%, 5/1/25 (144A)	2,138,000	2,262,624
		5,514,654
Brokerage – 1.0%
Charles Schwab Corp,
US Treasury Yield Curve Rate 5 Year + 4.9710%, 5.3750%‡,µ	10,603,000	11,719,496
Capital Goods – 2.9%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.1250%, 8/15/26 (144A)	8,019,000	8,279,617
Boeing Co, 2.1960%, 2/4/26	14,258,000	14,394,281
CNH Industrial Capital LLC, 4.3750%, 4/5/22	3,915,000	4,027,335
GFL Environmental Inc, 3.7500%, 8/1/25 (144A)	3,989,000	4,098,698
TransDigm Inc, 8.0000%, 12/15/25 (144A)	2,724,000	2,943,282
		33,743,213

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2021

Janus Henderson Short-Term Bond Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Communications – 2.0%
Altice Financing SA, 7.5000%, 5/15/26 (144A)	$1,638,000	$1,705,649
CenturyLink Inc, 7.5000%, 4/1/24	1,450,000	1,627,625
CenturyLink Inc, 5.6250%, 4/1/25	1,053,000	1,142,505
CSC Holdings LLC, 5.2500%, 6/1/24	2,626,000	2,845,806
Netflix Inc, 3.6250%, 6/15/25 (144A)	6,290,000	6,754,454
Sirius XM Radio Inc, 3.8750%, 8/1/22 (144A)	235,000	235,423
Sirius XM Radio Inc, 4.6250%, 7/15/24 (144A)	1,678,000	1,722,299
Sprint Communications Inc, 6.0000%, 11/15/22	3,817,000	4,041,249
Sprint Corp, 7.8750%, 9/15/23	2,254,000	2,560,715
		22,635,725
Consumer Cyclical – 4.0%
1011778 BC ULC / New Red Finance Inc, 4.2500%, 5/15/24 (144A)	1,296,000	1,310,256
Colt Merger Sub Inc, 5.7500%, 7/1/25 (144A)	2,695,000	2,839,856
Ford Motor Co, 8.5000%, 4/21/23	5,020,000	5,602,069
GLP Capital LP / GLP Financing II Inc, 3.3500%, 9/1/24	8,304,000	8,796,567
Hyundai Capital America,
ICE LIBOR USD 3 Month + 0.9400%, 1.1374%, 7/8/21 (144A)‡	6,958,000	6,958,828
International Game Technology PLC, 4.1250%, 4/15/26 (144A)	1,766,000	1,838,848
IRB Holding Corp, 7.0000%, 6/15/25 (144A)	1,596,000	1,723,712
Vail Resorts Inc, 6.2500%, 5/15/25 (144A)	3,139,000	3,359,923
VICI Properties LP / VICI Note Co Inc, 3.5000%, 2/15/25 (144A)	8,097,000	8,256,835
Wyndham Destinations Inc, 4.2500%, 3/1/22	3,183,000	3,218,809
Wyndham Destinations Inc, 5.6500%, 4/1/24	1,763,000	1,920,753
		45,826,456
Consumer Non-Cyclical – 5.7%
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC,
3.5000%, 2/15/23 (144A)	5,132,000	5,268,049
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC,
3.2500%, 3/15/26 (144A)	2,393,000	2,427,100
Elanco Animal Health Inc, 4.9120%, 8/27/21	2,483,000	2,492,622
Elanco Animal Health Inc, 5.2720%, 8/28/23	14,070,000	15,133,551
Hasbro Inc, 2.6000%, 11/19/22	5,650,000	5,812,860
HCA Inc, 5.8750%, 5/1/23	7,370,000	8,008,979
HCA Inc, 5.3750%, 2/1/25	1,308,000	1,475,424
HCA Inc, 5.8750%, 2/15/26	684,000	790,465
Indigo Merger Sub Inc, 2.8750%, 7/15/26 (144A)	6,630,000	6,734,820
Kraft Heinz Foods Co, 3.0000%, 6/1/26	7,591,000	8,083,918
Sysco Corp, 5.6500%, 4/1/25	5,112,000	5,922,043
Tenet Healthcare Corp, 4.6250%, 7/15/24	1,730,000	1,755,431
Upjohn Inc, 1.1250%, 6/22/22 (144A)	1,186,000	1,194,457
		65,099,719
Electric – 1.0%
AES Corp/The, 1.3750%, 1/15/26 (144A)	5,888,000	5,830,231
NextEra Energy Operating Partners LP, 4.2500%, 7/15/24 (144A)	2,529,000	2,668,095
Vistra Operations Co LLC, 5.5000%, 9/1/26 (144A)	2,814,000	2,901,938
		11,400,264
Energy – 1.6%
DCP Midstream Operating LP, 4.9500%, 4/1/22	2,553,000	2,600,869
Diamondback Energy Inc, 0.9000%, 3/24/23	6,445,000	6,446,385
EQT Corp, 3.1250%, 5/15/26 (144A)	8,555,000	8,766,394
ONEOK Inc, 5.8500%, 1/15/26	904,000	1,068,764
		18,882,412
Finance Companies – 1.5%
Air Lease Corp, 1.8750%, 8/15/26	3,147,000	3,149,432
Avolon Holdings Funding Ltd, 4.2500%, 4/15/26 (144A)	2,351,000	2,547,722
Avolon Holdings Funding Ltd, 2.1250%, 2/21/26 (144A)	3,354,000	3,340,111
OneMain Finance Corp, 3.5000%, 1/15/27	1,664,000	1,676,480
Quicken Loans Inc, 5.2500%, 1/15/28 (144A)	1,623,000	1,704,150
Springleaf Finance Corp, 6.8750%, 3/15/25	2,071,000	2,337,331

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Short-Term Bond Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Finance Companies– (continued)
Springleaf Finance Corp, 8.8750%, 6/1/25	$2,825,000	$3,132,049
		17,887,275
Government Sponsored – 0.1%
DAE Funding LLC, 1.5500%, 8/1/24 (144A)	1,642,000	1,638,667
Insurance – 0.7%
Athene Global Funding, 2.5000%, 1/14/25 (144A)	7,974,000	8,310,533
Real Estate Investment Trusts (REITs) – 1.5%
ESH Hospitality Inc, 5.2500%, 5/1/25 (144A)	5,696,000	5,801,946
HAT Holdings I LLC / HAT Holdings II LLC, 3.3750%, 6/15/26 (144A)	4,371,000	4,403,783
SL Green Operating Partnership LP,
ICE LIBOR USD 3 Month + 0.9800%, 1.1359%, 8/16/21‡	6,694,000	6,695,564
		16,901,293
Technology – 3.2%
Broadcom Inc, 3.4590%, 9/15/26	12,701,000	13,831,354
Microchip Technology Inc, 2.6700%, 9/1/23	5,655,000	5,889,793
Microchip Technology Inc, 4.2500%, 9/1/25	2,385,000	2,503,930
SK Hynix Inc, 1.0000%, 1/19/24 (144A)	6,587,000	6,549,849
Skyworks Solutions Inc, 0.9000%, 6/1/23	3,131,000	3,140,310
Switch Inc, 3.7500%, 9/15/28 (144A)	1,718,000	1,739,475
VMware Inc, 4.5000%, 5/15/25	2,716,000	3,033,243
		36,687,954
Total Corporate Bonds (cost $415,020,581)		424,790,166
Inflation-Indexed Bonds– 6.0%
United States Treasury Inflation Indexed Bonds, 0.6250%, 4/15/23ÇÇ	54,139,246	57,268,114
United States Treasury Inflation Indexed Bonds, 0.1250%, 4/15/26ÇÇ	10,610,894	11,542,111
Total Inflation-Indexed Bonds (cost $68,816,336)		68,810,225
Mortgage-Backed Securities– 5.6%
Fannie Mae:
2.5000%, TBA, 30 Year Maturity	50,823,800	52,556,892
Freddie Mac Pool:
2.0000%, 5/1/41	11,247,560	11,486,256
Total Mortgage-Backed Securities (cost $63,930,311)		64,043,148
United States Treasury Notes/Bonds– 22.8%
1.7500%, 7/15/22	45,232,500	46,004,633
0.1250%, 12/31/22	45,320,000	45,281,053
0.1250%, 1/31/23	8,633,000	8,624,569
0.1250%, 2/28/23	33,496,000	33,454,130
0.1250%, 3/31/23	60,739,000	60,646,468
0.2500%, 4/15/23	8,776,000	8,780,799
0.1250%, 4/30/23	36,115,000	36,047,284
0.1250%, 5/31/23	24,051,000	23,999,328
Total United States Treasury Notes/Bonds (cost $263,064,022)		262,838,264
Investment Companies– 6.5%
Money Markets – 6.5%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº,£((cost $74,352,923)	74,345,488	74,352,923
Total Investments (total cost $1,205,475,396) – 105.7%		1,216,161,626
Liabilities, net of Cash, Receivables and Other Assets – (5.7)%		(65,667,845)
Net Assets – 100%		$1,150,493,781

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2021

Janus Henderson Short-Term Bond Fund

Schedule of Investments

June 30, 2021

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,104,923,368	90.9%
France	25,671,236	2.1
United Kingdom	19,303,684	1.6
Switzerland	14,336,696	1.2
Ireland	12,622,653	1.0
Canada	8,359,673	0.7
Bermuda	7,965,125	0.7
South Korea	6,549,849	0.5
Japan	5,430,978	0.5
Sweden	4,716,753	0.4
Cayman Islands	2,937,295	0.2
Luxembourg	1,705,649	0.1
United Arab Emirates	1,638,667	0.1

Total	$1,216,161,626	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/21
Investment Companies - 6.5%
Money Markets - 6.5%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº	$41,905	$(3,624)	$-	$74,352,923
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	3,813∆	-	-	-
Total Affiliated Investments - 6.5%	$45,718	$(3,624)	$-	$74,352,923

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Short-Term Bond Fund

Schedule of Investments

June 30, 2021

	Value at 6/30/20	Purchases	Sales Proceeds	Value at 6/30/21
Investment Companies - 6.5%
Money Markets - 6.5%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº	63,601,717	718,847,466	(708,092,636)	74,352,923
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	243,000	20,471,622	(20,714,622)	-

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
2 Year US Treasury Note	1,978	10/5/21	$435,793,577	$(619,523)	$42,685
Futures Sold:
10 Year US Treasury Note	81	9/30/21	(10,732,500)	(62,648)	(18,984)
5 Year US Treasury Note	598	10/5/21	(73,810,953)	207,468	(43,281)
US Treasury Long Bond	87	9/30/21	(13,985,250)	(402,256)	(57,094)
Total - Futures Sold				(257,436)	(119,359)
Total				$(876,959)	$(76,674)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2021.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2021

Interest Rate Contracts
Asset Derivatives:
Variation margin receivable on futures contracts	$ 42,685

Liability Derivatives:
Variation margin payable on futures contracts	$ 119,359

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2021

Janus Henderson Short-Term Bond Fund

Schedule of Investments

June 30, 2021

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2021.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2021

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Interest Rate Contracts
Futures contracts	$ 385,268

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Interest Rate Contracts
Futures contracts	$ (922,318)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended June 30, 2021

Market Value
Futures contracts, purchased	$149,755,252
Futures contracts, sold	28,501,004

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Short-Term Bond Fund

Notes to Schedule of Investments and Other Information

Bloomberg Barclays 1-3 Year U.S. Government/Credit Index	Bloomberg Barclays 1-3 Year U.S. Government/Credit Index measures Treasuries, government-related issues and corporates with maturity between 1-3 years.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate
TBA

(To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when specific mortgage pools are assigned.

ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2021 is $413,392,009, which represents 35.9% of net assets.

ƒ

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See Notes to Financial Statements.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2021. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

ºº	Rate shown is the 7-day yield as of June 30, 2021.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

16	JUNE 30, 2021

Janus Henderson Short-Term Bond Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$289,933,934	$-
Bank Loans and Mezzanine Loans	-	31,392,966	-
Corporate Bonds	-	424,790,166	-
Inflation-Indexed Bonds	-	68,810,225	-
Mortgage-Backed Securities	-	64,043,148	-
United States Treasury Notes/Bonds	-	262,838,264	-
Investment Companies	-	74,352,923	-
Total Investments in Securities	$-	$1,216,161,626	$-
Other Financial Instruments(a):
Variation Margin Receivable on Futures Contracts	42,685	-	-
Total Assets	$42,685	$1,216,161,626	$-
Liabilities
Other Financial Instruments(a):
Variation Margin Payable on Futures Contracts	$119,359	$-	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	17

Janus Henderson Short-Term Bond Fund

Statement of Assets and Liabilities

June 30, 2021

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $1,131,122,473)	$1,141,808,703
Affiliated investments, at value (cost $74,352,923)	74,352,923
Cash	9,457
Deposits with brokers for futures	929,000
Receivable for variation margin on futures contracts	42,685
Non-interested Trustees' deferred compensation	27,984
Receivables:
Interest	4,769,159
Investments sold	2,182,776
Fund shares sold	1,777,451
Dividends from affiliates	3,526
Other assets	11,284
Total Assets	1,225,914,948
Liabilities:
Payable for variation margin on futures contracts	119,359
Payables:	—
TBA investments purchased	52,467,632
Investments purchased	19,982,240
Fund shares repurchased	1,974,914
Advisory fees	361,582
Transfer agent fees and expenses	188,308
Professional fees	59,408
Dividends	54,744
12b-1 Distribution and shareholder servicing fees	36,108
Non-interested Trustees' deferred compensation fees	27,984
Non-interested Trustees' fees and expenses	4,614
Affiliated fund administration fees payable	2,367
Custodian fees	1,458
Accrued expenses and other payables	140,449
Total Liabilities	75,421,167
Net Assets	$1,150,493,781

See Notes to Financial Statements.

18	JUNE 30, 2021

Janus Henderson Short-Term Bond Fund

Statement of Assets and Liabilities

June 30, 2021

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,155,986,748
Total distributable earnings (loss)	(5,492,967)
Total Net Assets	$1,150,493,781
Net Assets - Class A Shares	$77,673,485
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	25,209,492
Net Asset Value Per Share(1)	$3.08
Maximum Offering Price Per Share(2)	$3.16
Net Assets - Class C Shares	$23,656,006
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,692,989
Net Asset Value Per Share(1)	$3.08
Net Assets - Class D Shares	$207,595,571
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	67,331,673
Net Asset Value Per Share	$3.08
Net Assets - Class I Shares	$421,532,855
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	136,905,146
Net Asset Value Per Share	$3.08
Net Assets - Class N Shares	$15,815,941
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,152,760
Net Asset Value Per Share	$3.07
Net Assets - Class S Shares	$660,144
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	214,749
Net Asset Value Per Share	$3.07
Net Assets - Class T Shares	$403,559,779
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	130,900,283
Net Asset Value Per Share	$3.08

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/97.5 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Short-Term Bond Fund

Statement of Operations

For the year ended June 30, 2021

Investment Income:
Interest	$25,157,298
Dividends from affiliates	41,905
Affiliated securities lending income, net	3,813
Unaffiliated securities lending income, net	279
Other income	1,012,171
Total Investment Income	26,215,466
Expenses:
Advisory fees	5,128,139
12b-1 Distribution and shareholder servicing fees:
Class A Shares	191,429
Class C Shares	230,084
Class S Shares	1,679
Transfer agent administrative fees and expenses:
Class D Shares	237,490
Class S Shares	1,682
Class T Shares	1,060,362
Transfer agent networking and omnibus fees:
Class A Shares	31,432
Class C Shares	17,136
Class I Shares	469,792
Other transfer agent fees and expenses:
Class A Shares	4,848
Class C Shares	1,503
Class D Shares	31,926
Class I Shares	18,425
Class N Shares	501
Class S Shares	33
Class T Shares	4,465
Registration fees	141,589
Shareholder reports expense	130,794
Professional fees	61,980
Affiliated fund administration fees	32,530
Non-interested Trustees’ fees and expenses	19,593
Custodian fees	11,772
Other expenses	129,340
Total Expenses	7,958,524
Less: Excess Expense Reimbursement and Waivers	(549,808)
Net Expenses	7,408,716
Net Investment Income/(Loss)	18,806,750

See Notes to Financial Statements.

20	JUNE 30, 2021

Janus Henderson Short-Term Bond Fund

Statement of Operations

For the year ended June 30, 2021

Net Realized Gain/(Loss) on Investments:
Investments	$16,444,597
Investments in affiliates	(3,624)
Futures contracts	385,268
Total Net Realized Gain/(Loss) on Investments	16,826,241
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(5,178,336)
Futures contracts	(922,318)
Total Change in Unrealized Net Appreciation/Depreciation	(6,100,654)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$29,532,337

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Short-Term Bond Fund

Statements of Changes in Net Assets

	Year ended June 30, 2021	Year ended June 30, 2020

Operations:
Net investment income/(loss)	$18,806,750	$25,473,138
Net realized gain/(loss) on investments	16,826,241	5,086,389
Change in unrealized net appreciation/depreciation	(6,100,654)	9,197,662
Net Increase/(Decrease) in Net Assets Resulting from Operations	29,532,337	39,757,189
Dividends and Distributions to Shareholders:
Class A Shares	(1,247,705)	(1,247,210)
Class C Shares	(297,223)	(390,182)
Class D Shares	(3,728,556)	(4,309,441)
Class I Shares	(7,452,379)	(9,144,603)
Class N Shares	(313,285)	(1,028,648)
Class S Shares	(9,698)	(21,741)
Class T Shares	(7,130,790)	(10,649,054)
Net Decrease from Dividends and Distributions to Shareholders	(20,179,636)	(26,790,879)
Capital Share Transactions:
Class A Shares	12,056,021	6,311,519
Class C Shares	(3,882,252)	(2,522,867)
Class D Shares	14,311,095	11,191,769
Class I Shares	37,368,586	(16,871,203)
Class N Shares	(1,464,013)	(20,599,757)
Class S Shares	(135,454)	(383,646)
Class T Shares	(27,028,589)	(98,639,780)
Net Increase/(Decrease) from Capital Share Transactions	31,225,394	(121,513,965)
Net Increase/(Decrease) in Net Assets	40,578,095	(108,547,655)
Net Assets:
Beginning of period	1,109,915,686	1,218,463,341
End of period	$1,150,493,781	$1,109,915,686

See Notes to Financial Statements.

22	JUNE 30, 2021

Janus Henderson Short-Term Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$3.06	$3.02	$2.98	$3.02	$3.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.06	0.07	0.05	0.04
Net realized and unrealized gain/(loss)	0.02	0.05	0.04	(0.04)	(0.02)
Total from Investment Operations	0.07	0.11	0.11	0.01	0.02
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.07)	(0.07)	(0.05)	(0.04)
Total Dividends and Distributions	(0.05)	(0.07)	(0.07)	(0.05)	(0.04)
Net Asset Value, End of Period	$3.08	$3.06	$3.02	$2.98	$3.02
Total Return*	2.30%	3.57%	3.64%	0.41%	0.59%
Net Assets, End of Period (in thousands)	$77,673	$65,066	$57,815	$52,118	$82,707
Average Net Assets for the Period (in thousands)	$76,534	$56,628	$57,158	$61,037	$118,037
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.78%	0.79%	0.85%	0.90%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.74%	0.74%	0.77%	0.79%	0.80%
Ratio of Net Investment Income/(Loss)	1.51%	2.10%	2.25%	1.69%	1.18%
Portfolio Turnover Rate	112%(2)	121%	79%	78%	82%

Class C Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$3.05	$3.01	$2.97	$3.02	$3.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03	0.04	0.05	0.03	0.01
Net realized and unrealized gain/(loss)	0.03	0.04	0.04	(0.05)	(0.02)
Total from Investment Operations	0.06	0.08	0.09	(0.02)	(0.01)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.04)	(0.05)	(0.03)	(0.01)
Total Dividends and Distributions	(0.03)	(0.04)	(0.05)	(0.03)	(0.01)
Net Asset Value, End of Period	$3.08	$3.05	$3.01	$2.97	$3.02
Total Return*	2.04%	2.84%	2.90%	(0.69)%	(0.17)%
Net Assets, End of Period (in thousands)	$23,656	$27,296	$29,434	$27,253	$40,512
Average Net Assets for the Period (in thousands)	$28,272	$26,387	$30,443	$33,426	$48,661
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.37%	1.53%	1.58%	1.67%	1.66%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.32%	1.47%	1.49%	1.56%	1.56%
Ratio of Net Investment Income/(Loss)	0.93%	1.37%	1.52%	0.91%	0.45%
Portfolio Turnover Rate	112%(2)	121%	79%	78%	82%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Short-Term Bond Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$3.06	$3.02	$2.98	$3.03	$3.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.07	0.07	0.06	0.04
Net realized and unrealized gain/(loss)	0.03	0.04	0.04	(0.05)	(0.02)
Total from Investment Operations	0.08	0.11	0.11	0.01	0.02
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.07)	(0.07)	(0.06)	(0.04)
Total Dividends and Distributions	(0.06)	(0.07)	(0.07)	(0.06)	(0.04)
Net Asset Value, End of Period	$3.08	$3.06	$3.02	$2.98	$3.03
Total Return*	2.47%	3.74%	3.81%	0.24%	0.75%
Net Assets, End of Period (in thousands)	$207,596	$191,666	$178,483	$167,616	$180,025
Average Net Assets for the Period (in thousands)	$207,465	$182,265	$172,435	$173,652	$187,619
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.63%	0.64%	0.70%	0.76%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.57%	0.58%	0.60%	0.63%	0.64%
Ratio of Net Investment Income/(Loss)	1.68%	2.25%	2.40%	1.87%	1.37%
Portfolio Turnover Rate	112%(2)	121%	79%	78%	82%

Class I Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$3.05	$3.02	$2.97	$3.02	$3.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.07	0.07	0.06	0.04
Net realized and unrealized gain/(loss)	0.04	0.03	0.05	(0.05)	(0.02)
Total from Investment Operations	0.09	0.10	0.12	0.01	0.02
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.07)	(0.07)	(0.06)	(0.04)
Total Dividends and Distributions	(0.06)	(0.07)	(0.07)	(0.06)	(0.04)
Net Asset Value, End of Period	$3.08	$3.05	$3.02	$2.97	$3.02
Total Return*	2.82%	3.42%	4.19%	0.29%	0.82%
Net Assets, End of Period (in thousands)	$421,533	$380,901	$392,758	$453,776	$554,512
Average Net Assets for the Period (in thousands)	$412,021	$383,912	$414,017	$527,072	$516,841
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.60%	0.61%	0.65%	0.68%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.56%	0.56%	0.57%	0.57%	0.57%
Ratio of Net Investment Income/(Loss)	1.69%	2.27%	2.43%	1.91%	1.45%
Portfolio Turnover Rate	112%(2)	121%	79%	78%	82%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

24	JUNE 30, 2021

Janus Henderson Short-Term Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$3.05	$3.01	$2.97	$3.02	$3.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.07	0.08	0.06	0.05
Net realized and unrealized gain/(loss)	0.02	0.05	0.04	(0.05)	(0.02)
Total from Investment Operations	0.08	0.12	0.12	0.01	0.03
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.08)	(0.08)	(0.06)	(0.05)
Total Dividends and Distributions	(0.06)	(0.08)	(0.08)	(0.06)	(0.05)
Net Asset Value, End of Period	$3.07	$3.05	$3.01	$2.97	$3.02
Total Return*	2.61%	3.89%	3.95%	0.37%	0.89%
Net Assets, End of Period (in thousands)	$15,816	$17,144	$37,464	$61,806	$28,393
Average Net Assets for the Period (in thousands)	$16,326	$41,174	$64,559	$43,541	$33,131
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.50%	0.49%	0.55%	0.61%	0.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.44%	0.44%	0.47%	0.50%	0.50%
Ratio of Net Investment Income/(Loss)	1.80%	2.34%	2.53%	2.11%	1.50%
Portfolio Turnover Rate	112%(2)	121%	79%	78%	82%

Class S Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$3.05	$3.01	$2.97	$3.02	$3.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	0.06	0.06	0.05	0.03
Net realized and unrealized gain/(loss)	0.02	0.04	0.04	(0.05)	(0.02)
Total from Investment Operations	0.06	0.10	0.10	—	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.06)	(0.06)	(0.05)	(0.03)
Total Dividends and Distributions	(0.04)	(0.06)	(0.06)	(0.05)	(0.03)
Net Asset Value, End of Period	$3.07	$3.05	$3.01	$2.97	$3.02
Total Return*	2.12%	3.39%	3.46%	(0.09)%	0.42%
Net Assets, End of Period (in thousands)	$660	$791	$1,162	$1,574	$2,228
Average Net Assets for the Period (in thousands)	$674	$1,085	$1,322	$1,778	$2,506
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.43%	1.26%	1.27%	1.14%	1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	0.93%	0.95%	0.96%	0.97%
Ratio of Net Investment Income/(Loss)	1.32%	1.88%	2.04%	1.52%	1.04%
Portfolio Turnover Rate	112%(2)	121%	79%	78%	82%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Short-Term Bond Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$3.06	$3.02	$2.98	$3.03	$3.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.06	0.07	0.05	0.04
Net realized and unrealized gain/(loss)	0.02	0.05	0.04	(0.05)	(0.02)
Total from Investment Operations	0.07	0.11	0.11	—	0.02
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.07)	(0.07)	(0.05)	(0.04)
Total Dividends and Distributions	(0.05)	(0.07)	(0.07)	(0.05)	(0.04)
Net Asset Value, End of Period	$3.08	$3.06	$3.02	$2.98	$3.03
Total Return*	2.36%	3.63%	3.70%	0.13%	0.65%
Net Assets, End of Period (in thousands)	$403,560	$427,052	$521,348	$770,913	$1,160,964
Average Net Assets for the Period (in thousands)	$424,193	$473,636	$628,515	$986,661	$1,347,246
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.73%	0.74%	0.80%	0.84%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.69%	0.71%	0.73%	0.74%
Ratio of Net Investment Income/(Loss)	1.56%	2.14%	2.27%	1.74%	1.26%
Portfolio Turnover Rate	112%(2)	121%	79%	78%	82%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

26	JUNE 30, 2021

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Short-Term Bond Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks as high a level of current income as is consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson

Janus Investment Fund	27

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

28	JUNE 30, 2021

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice,

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Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2021 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse

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Notes to Financial Statements

securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.

Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

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Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

LIBOR Replacement Risk

The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (LIBOR) as a reference rate for various rate calculations. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal

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Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (SOFR), that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. However, global consensus on alternative rates is lacking. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could adversely impact (i) volatility and liquidity in markets that are tied to LIBOR, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or changes to other interest rates may adversely affect the Fund’s performance and/or net asset value. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. Markets are slowly developing in response to these new rates. Uncertainty regarding the process for amending existing contracts or instruments to transition away from LIBOR remains a concern for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary depending, among other things, on (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Inflation-Linked Securities

The Fund may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

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Notes to Financial Statements

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2021.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets

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Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or

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Notes to Financial Statements

105% value of the securities on loan. The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of June 30, 2021.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss.

To facilitate TBA commitments, the Fund is required to segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments. Rules of the Financial Industry Regulatory Authority (“FINRA”) which are expected to be effective in October 2021, include mandatory margin requirements for TBA commitments which, in some circumstances, will require the Fund to also post collateral. These collateral requirements may increase costs associated with the Fund’s participation in the TBA market.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases (including TBA commitments) are outstanding, the purchases may result in a form of leverage.

36	JUNE 30, 2021

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.44% of its average daily net assets.

Janus Capital has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.44% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other

Janus Investment Fund	37

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $357,443 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities.

38	JUNE 30, 2021

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

Deferred compensation expenses for the year ended June 30, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $559,325 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 2.50% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2021, Janus Henderson Distributors retained upfront sales charges of $25,663.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended June 30, 2021, redeeming shareholders of Class A Shares paid CDSCs of $489 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2021, redeeming shareholders of Class C Shares paid CDSCs of $6,005.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2021, the Fund engaged in cross trades amounting to $988,274 in purchases and $33,765,105 in sales, resulting in a net realized gain of $914,838. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Janus Investment Fund	39

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

Other book to tax differences primarily consist of deferred compensation and derivatives. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 240,765	$ -	$ (14,244,015)	$ -	$ -	$ (27,983)	$ 8,538,266

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2021, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2021
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(12,310,385)	$(1,933,630)	$ (14,244,015)

During the year ended June 30, 2021, capital loss carryovers of $14,756,431 were utilized by the Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,207,623,360	$ 9,830,566	$ (1,292,300)	$ 8,538,266

Information on the tax components of derivatives as of June 30, 2021 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ (876,959)	$ -	$ -	$ -

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 20,179,636	$ -	$ -	$ -

40	JUNE 30, 2021

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

For the year ended June 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 26,790,879	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 1,547,945	$ (1,547,945)

Janus Investment Fund	41

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2021		Year ended June 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	13,187,059	$ 40,609,136	16,625,373	$ 49,998,329
Reinvested dividends and distributions	345,398	1,064,189	338,053	1,019,631
Shares repurchased	(9,614,892)	(29,617,304)	(14,827,724)	(44,706,441)
Net Increase/(Decrease)	3,917,565	$ 12,056,021	2,135,702	$ 6,311,519
Class C Shares:
Shares sold	5,525,136	$ 16,981,556	6,774,975	$ 20,277,409
Reinvested dividends and distributions	89,805	276,255	106,812	321,492
Shares repurchased	(6,871,458)	(21,140,063)	(7,701,478)	(23,121,768)
Net Increase/(Decrease)	(1,256,517)	$ (3,882,252)	(819,691)	$ (2,522,867)
Class D Shares:
Shares sold	23,731,931	$ 73,144,037	21,357,094	$ 64,415,587
Reinvested dividends and distributions	1,178,293	3,634,403	1,388,036	4,190,283
Shares repurchased	(20,259,770)	(62,467,345)	(19,172,299)	(57,414,101)
Net Increase/(Decrease)	4,650,454	$ 14,311,095	3,572,831	$ 11,191,769
Class I Shares:
Shares sold	71,404,362	$219,862,802	66,456,387	$199,481,831
Reinvested dividends and distributions	2,273,591	6,998,878	2,823,541	8,511,945
Shares repurchased	(61,499,492)	(189,493,094)	(74,770,977)	(224,864,979)
Net Increase/(Decrease)	12,178,461	$ 37,368,586	(5,491,049)	$ (16,871,203)
Class N Shares:
Shares sold	1,734,787	$ 5,331,585	12,003,937	$ 36,127,366
Reinvested dividends and distributions	101,012	310,642	312,024	940,264
Shares repurchased	(2,310,961)	(7,106,240)	(19,119,310)	(57,667,387)
Net Increase/(Decrease)	(475,162)	$ (1,464,013)	(6,803,349)	$ (20,599,757)
Class S Shares:
Shares sold	44,302	$ 136,124	88,858	$ 267,627
Reinvested dividends and distributions	3,147	9,681	7,153	21,541
Shares repurchased	(91,940)	(281,259)	(222,678)	(672,814)
Net Increase/(Decrease)	(44,491)	$ (135,454)	(126,667)	$ (383,646)
Class T Shares:
Shares sold	19,115,175	$ 58,933,323	18,795,856	$ 56,755,705
Reinvested dividends and distributions	2,282,467	7,043,848	3,486,689	10,529,148
Shares repurchased	(30,151,248)	(93,005,760)	(55,222,335)	(165,924,633)
Net Increase/(Decrease)	(8,753,606)	$ (27,028,589)	(32,939,790)	$ (98,639,780)

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$814,615,633	$1,060,275,670	$ 423,887,814	$ 187,728,955

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2020-04 Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) in March 2020. The new guidance in the ASU provide

42	JUNE 30, 2021

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR or other interbank-offered based reference rates as of the end of 2021. For new and existing contracts, Funds may elect to apply the guidance as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU’s adoption to the Fund’s financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	43

Janus Henderson Short-Term Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Short-Term Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Short-Term Bond Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2021, the related statement of operations for the year ended June 30, 2021, the statements of changes in net assets for each of the two years in the period ended June 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2021 and the financial highlights for each of the five years in the period ended June 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 20, 2021

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

44	JUNE 30, 2021

Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

Janus Investment Fund	45

Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

46	JUNE 30, 2021

Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

Janus Investment Fund	47

Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

48	JUNE 30, 2021

Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

Janus Investment Fund	49

Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

50	JUNE 30, 2021

Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.
• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	51

Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

52	JUNE 30, 2021

Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Janus Investment Fund	53

Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

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Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

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Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Capital Management LLC, the Fund’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”).

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the annual period ended June 30, 2021, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2020 through December 31, 2020 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Fund was able to meet redemptions during the normal course of business during the Reporting Period, and discussed the additional actions that the Liquidity Risk Working Group took during the period of market volatility in the spring of 2020 to monitor the Fund’s liquidity. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, taking into account the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2021. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Short-Term Bond Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2021:

Section 163(j) Interest Dividend	98%

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Janus Henderson Short-Term Bond Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 51 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present

Independent Consultant (since 2019) and Chief Operating Officer, muun chi LLC (organic food business) (since 2020). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

51

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	51

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	51

Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Short-Term Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	51	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	51

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson Short-Term Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	51

Director of Family Service of Lake County (since 2019). Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	51

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), and Director of Walmart (until 2017).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Michael Keough 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Short-Term Bond Fund	12/19-Present	Portfolio Manager for other Janus Henderson accounts.
Seth Meyer 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson Short-Term Bond Fund	12/19-Present	Portfolio Manager for other Janus Henderson accounts.
Greg Wilensky 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Co-Portfolio Manager Janus Henderson Short-Term Bond Fund	2/20-Present

Head of U.S. Fixed-Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, Director and Lead Portfolio Manager of the U.S. Multi-Sector Fixed Income team at AllianceBernstein (2007-2019).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President and Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Management LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

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Janus Henderson Short-Term Bond Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Capital Management LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017-September 2017), Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Services LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	69

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93030 08-21

ANNUAL REPORT June 30, 2021

Janus Henderson Small Cap Value Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Small Cap Value Fund

Janus Henderson Small Cap Value Fund (unaudited)(closed to certain new investors)

FUND SNAPSHOT

 As defensive value specialists, we look to invest in high-quality companies that have strong management teams, stable balance sheets and durable competitive advantages and are trading at attractive valuations. We seek to achieve excess returns over full market cycles with less risk than our benchmark and peers as measured by standard deviation, beta and down-market capture.

Craig Kempler co-portfolio manager	Justin Tugman co-portfolio manager

PERFORMANCE

For the 12-month period ended June 30, 2021, the Janus Henderson Small Cap Value Fund Class I shares returned 43.45%, underperforming its benchmark, the Russell 2000® Value Index, which returned 73.28%.

INVESTMENT ENVIRONMENT

Stocks delivered positive returns over the period, with gains primarily driven by positive COVID-19 vaccine developments, the U.S. presidential election results, the continuation of unprecedented monetary and fiscal stimulus and, in 2021, healthy economic and earnings growth following the easing of COVID-19 restrictions. For much of the period, high-beta stocks (those with greater volatility compared with the overall market) and non-earners drove the index, and growth stocks outperformed value stocks. Cyclical sectors outperformed, led by communication services, consumer discretionary, energy and materials. The index returned 33% during the fourth quarter of 2020 – its strongest quarter in the last 10 years – driven by positive vaccine news.

In the second half of the period, rising interest rates and higher inflation expectations – as evidenced by the 10-year Treasury yield doubling and the yield curve steepening – led to a sharp outperformance of value relative to growth. Yields subsequently retreated, however, as commodity prices moderated and the Federal Reserve (Fed) signaled it may taper some of its policy support. More speculative, short interest covering behavior dominated the market toward period end.

PERFORMANCE DISCUSSION

Negative stock selection drove relative underperformance over the period, namely in consumer discretionary, materials and industrials. Our underweight to the energy sector also detracted, as energy stocks rebounded with global demand. Within industrials, defense contractor BWX Technologies was one prominent detractor, as the company faced concerns over potential cuts to the Department of Defense budget. In our view, these concerns were overdone, as the Biden administration’s initial budget request included higher defense spending on a year-over-year basis. Because we believed negative sentiment toward defense stocks was out of line with fundamentals, we took advantage of reduced valuations to add to several defense-oriented names. Uniform and workwear provider UniFirst also dragged on performance due to decreased revenues early in the period owing to the pandemic’s impact on customers’ operations and wearer levels, and later in the period on concerns about the company’s pace of recovery.

Relative performance in health care was positive, owing to stock selection as well as an underweight in the sector. Underweight allocations in utilities and real estate also contributed. In health care, dental products manufacturer and developer Envista was among the top individual contributors to relative performance, as demand for dental services in its developed markets increased to near pre-pandemic levels by the end of first quarter 2021. Another top contributor was investment banking advisory Evercore, which delivered strong results over the period.

We continued to use the disconnect between stock prices and fundamentals toward period end to our advantage, adding to our health care exposure as we found attractive buying opportunities. To fund these investments, we took profits in materials and financials stocks that have outperformed on a relative basis. We also scaled back exposure to consumer discretionary stocks as we believe the good news around reopening is already largely priced into valuations.

OUTLOOK

While it is frustrating to see a rational market driven by fundamentals devolve into a renewed period of irrationality, it has not shaken our commitment to our disciplined investment strategy. Quality matters over the long term, and earnings, free cash flow and balance sheet strength – not social media campaigns – ultimately

Janus Investment Fund	1

Janus Henderson Small Cap Value Fund (unaudited)(closed to certain new investors)

determine a company’s value. We’d also point out that periods of irrationality can end just as quickly as they begin. While we don’t believe in trying to predict the timing of market shifts, we see several factors that may contribute to a renewed focus on fundamentals. For one thing, we believe inflation may prove more persistent than people realize, especially if companies have to pay more to attract and retain workers. Historically, periods of higher inflation have rewarded value over growth. The resulting upward pressure on interest rates would also benefit more interest-rate driven investments such as banks, which are heavily weighted in the value indices. We also caution that as we head into 2022, economic and earnings growth may look less rosy when compared to the artificially supported levels of early 2021, and this could also temper investor euphoria. Additionally, we remain positive on the outlook for small-cap stocks. While the valuation gap with large caps has narrowed, small-cap stocks have historically offered better longer-term earnings growth potential relative to their larger counterparts. Above all, we remain committed to using periods of volatility to our advantage, investing in the high-quality companies that may be undervalued by the market.

Thank you for your investment in the Janus Henderson Small Cap Value Fund.

2	JUNE 30, 2021

Janus Henderson Small Cap Value Fund (unaudited)(closed to certain new investors)

Fund At A Glance

June 30, 2021

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Evercore Inc	0.91%	0.60%	Hanover Insurance Group Inc	2.54%	-1.18%
Korn Ferry	1.37%	0.53%	BWX Technologies Inc	1.52%	-1.16%
Century Casinos Inc	0.46%	0.43%	NewMarket Corp	0.98%	-1.11%
Skyline Champion Corp	0.70%	0.41%	Equity Commonwealth	0.87%	-1.02%
Envista Holdings Corp	1.54%	0.38%	UniFirst Corp/MA	2.62%	-0.99%

	5 Top Contributors - Sectors*
		Relative	Fund	Russell 2000 Value Index
		Contribution	Average Weight	Average Weight
	Health Care	1.18%	4.69%	6.53%
	Utilities	-0.13%	3.44%	4.43%
	Real Estate	-0.59%	7.56%	9.10%
	Consumer Staples	-1.85%	4.45%	3.49%
	Other**	-1.89%	2.34%	0.00%

	5 Top Detractors - Sectors*
		Relative	Fund	Russell 2000 Value Index
		Contribution	Average Weight	Average Weight
	Consumer Discretionary	-6.06%	9.82%	13.26%
	Materials	-4.86%	8.34%	5.98%
	Industrials	-4.86%	19.84%	16.80%
	Energy	-2.59%	2.04%	4.63%
	Information Technology	-2.59%	9.82%	5.99%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Small Cap Value Fund (unaudited)(closed to certain new investors)

Fund At A Glance

June 30, 2021

5 Largest Equity Holdings - (% of Net Assets)
STAG Industrial Inc
Equity Real Estate Investment Trusts (REITs)	2.6%
UniFirst Corp/MA
Commercial Services & Supplies	2.3%
Sunstone Hotel Investors Inc
Equity Real Estate Investment Trusts (REITs)	2.1%
United Community Banks Inc/GA
Banks	2.1%
Atlantic Union Bankshares Corp
Banks	2.1%
11.2%

Asset Allocation - (% of Net Assets)
Common Stocks	97.9%
Repurchase Agreements	1.9%
Other	0.2%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2021	As of June 30, 2020

4	JUNE 30, 2021

Janus Henderson Small Cap Value Fund (unaudited)(closed to certain new investors)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2021				Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV(1)	42.99%	9.33%	8.56%	1.86%	1.47%
Class A Shares at MOP(1)	34.79%	8.04%	7.92%
Class C Shares at NAV(1)	42.07%	8.67%	7.87%	1.97%	1.97%
Class C Shares at CDSC(1)	41.07%	8.67%	7.87%
Class D Shares(1)	43.43%	9.67%	8.89%	1.01%	1.01%
Class I Shares(1)	43.45%	9.70%	8.93%	1.01%	1.01%
Class L Shares(2)	43.60%	9.81%	9.03%	1.06%	1.06%
Class N Shares(1)	43.57%	9.84%	9.04%	0.86%	0.86%
Class R Shares(1)	42.49%	9.02%	8.25%	1.61%	1.61%
Class S Shares(1)	42.91%	9.29%	8.52%	1.36%	1.36%
Class T Shares(1)	43.30%	9.58%	8.80%	1.10%	1.10%
Russell 2000 Value Index	73.28%	13.62%	10.85%
Morningstar Quartile - Class T Shares	4th	4th	4th
Morningstar Ranking - based on total returns for Small Value Funds	426/438	358/419	297/382

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2020.

Janus Investment Fund	5

Janus Henderson Small Cap Value Fund (unaudited)(closed to certain new investors)

Performance

Class L Shares have a voluntarily agreed administrative fee waiver, which could be changed or terminated at any time.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares and Class S Shares commenced operations on July 6, 2009. Performance shown for each class reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) for periods prior to July 6, 2009, calculated using the fees and expenses of the corresponding class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares (formerly named Investor Shares).

Class I Shares commenced operations on July 6, 2009. Performance shown reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) for periods prior to July 6, 2009, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for Class N Shares reflects the performance of the Fund’s Class T Shares from July 6, 2009 to May 31, 2012, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers. For periods prior to July 6, 2009, the performance shown for Class N Shares reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares (formerly named Class J Shares) commenced operations with the Fund’s inception. Performance shown for Class T Shares reflects the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors.

(2) Closed to new investors.

6	JUNE 30, 2021

Janus Henderson Small Cap Value Fund (unaudited)(closed to certain new investors)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Net Annualized Expense Ratio (1/1/21 - 6/30/21)
Class A Shares	$1,000.00	$1,167.50	$5.75	$1,000.00	$1,019.49	$5.36	1.07%
Class C Shares	$1,000.00	$1,164.10	$8.96	$1,000.00	$1,016.51	$8.35	1.67%
Class D Shares	$1,000.00	$1,169.70	$4.25	$1,000.00	$1,020.88	$3.96	0.79%
Class I Shares	$1,000.00	$1,169.90	$4.04	$1,000.00	$1,021.08	$3.76	0.75%
Class L Shares	$1,000.00	$1,170.40	$3.44	$1,000.00	$1,021.62	$3.21	0.64%
Class N Shares	$1,000.00	$1,170.20	$3.34	$1,000.00	$1,021.72	$3.11	0.62%
Class R Shares	$1,000.00	$1,165.80	$7.36	$1,000.00	$1,018.00	$6.85	1.37%
Class S Shares	$1,000.00	$1,167.20	$5.96	$1,000.00	$1,019.29	$5.56	1.11%
Class T Shares	$1,000.00	$1,169.10	$4.63	$1,000.00	$1,020.53	$4.31	0.86%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Small Cap Value Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Common Stocks– 97.9%
Aerospace & Defense – 2.8%
BWX Technologies Inc	817,262	$47,499,267
Mercury Systems Inc*	500,168	33,151,135
Vectrus Inc*,£	641,291	30,519,039
		111,169,441
Auto Components – 1.2%
Stoneridge Inc*,£	1,639,306	48,359,527
Banks – 16.8%
Ameris Bancorp	1,567,641	79,369,664
Atlantic Union Bankshares Corp	2,351,662	85,177,198
Bank of Hawaii Corp	308,431	25,976,059
Enterprise Financial Services Corp	579,644	26,889,685
FB Financial Corp	1,068,974	39,894,110
First Horizon National Corp	4,344,297	75,069,452
Fulton Financial Corp	3,938,104	62,143,281
Great Western Bancorp Inc	1,763,331	57,819,623
Horizon Bancorp Inc/IN	1,964,513	34,241,462
Sandy Spring Bancorp Inc	633,233	27,944,572
United Bankshares Inc	2,163,586	78,970,889
United Community Banks Inc/GA	2,676,256	85,666,955
		679,162,950
Biotechnology – 0.7%
Anika Therapeutics Inc*	197,195	8,536,572
Emergent BioSolutions Inc*	327,152	20,607,304
		29,143,876
Building Products – 2.0%
American Woodmark Corp*	587,893	48,024,979
PGT Innovations Inc*	1,367,693	31,771,508
		79,796,487
Capital Markets – 0.7%
Evercore Inc£	216,821	30,521,892
Chemicals – 3.3%
American Vanguard Corp	1,392,722	24,386,562
Ingevity Corp*	499,653	40,651,768
Innospec Inc	763,928	69,219,516
		134,257,846
Commercial Services & Supplies – 5.3%
Healthcare Services Group Inc	1,651,281	52,130,941
KAR Auction Services Inc*	3,892,867	68,319,816
UniFirst Corp/MA	393,155	92,249,889
		212,700,646
Construction & Engineering – 2.3%
Comfort Systems USA Inc	619,362	48,799,532
EMCOR Group Inc	374,370	46,118,640
		94,918,172
Construction Materials – 2.0%
Eagle Materials Inc	555,831	78,989,143
Electrical Equipment – 3.5%
Encore Wire Corp£	556,864	42,204,723
GrafTech International Ltd	6,779,659	78,779,638
Thermon Group Holdings Inc*,£	1,130,930	19,271,047
		140,255,408
Electronic Equipment, Instruments & Components – 4.3%
Benchmark Electronics Inc	370,927	10,556,582
Fabrinet*	615,670	59,024,283
Insight Enterprises Inc*	520,094	52,014,601
Rogers Corp*	157,754	31,677,003
Vishay Intertechnology Inc	914,096	20,612,865
		173,885,334

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2021

Janus Henderson Small Cap Value Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Entertainment – 1.5%
Madison Square Garden Co*	340,412	$58,744,899
Equity Real Estate Investment Trusts (REITs) – 6.1%
Corporate Office Properties Trust	2,046,771	57,289,120
STAG Industrial Inc	2,751,726	102,997,104
Sunstone Hotel Investors Inc*	6,928,774	86,055,373
		246,341,597
Food & Staples Retailing – 1.2%
Casey's General Stores Inc	249,637	48,589,346
Food Products – 2.2%
Nomad Foods Ltd*	1,956,898	55,321,506
Sanderson Farms Inc	183,542	34,500,390
		89,821,896
Health Care Equipment & Supplies – 6.1%
Envista Holdings Corp*	1,747,760	75,520,710
Globus Medical Inc*	521,873	40,460,814
Haemonetics Corp*	405,399	27,015,789
Natus Medical Inc*	1,099,731	28,571,011
Quidel Corp*	165,586	21,214,878
Varex Imaging Corp*,£	2,017,108	54,098,837
		246,882,039
Health Care Providers & Services – 0.4%
ModivCare Inc*	96,487	16,409,544
Hotels, Restaurants & Leisure – 2.6%
Bally's Corp*	233,656	12,643,126
Century Casinos Inc*,£	2,207,692	29,649,304
Cracker Barrel Old Country Store Inc	420,647	62,449,254
		104,741,684
Household Durables – 2.7%
Leggett & Platt Inc	969,803	50,245,493
Skyline Champion Corp*	1,121,640	59,783,412
		110,028,905
Information Technology Services – 1.7%
WNS Holdings Ltd (ADR)*	841,102	67,178,817
Insurance – 3.2%
Argo Group International Holdings Ltd	721,063	37,372,695
First American Financial Corp	381,075	23,760,026
Hanover Insurance Group Inc	516,276	70,027,677
		131,160,398
Internet & Direct Marketing Retail – 0.7%
Shutterstock Inc	272,163	26,718,242
Machinery – 2.6%
Lincoln Electric Holdings Inc	452,708	59,626,171
Watts Water Technologies Inc - Class A	302,881	44,193,367
		103,819,538
Metals & Mining – 1.8%
Commercial Metals Co	2,311,059	70,995,732
Multi-Utilities – 2.0%
Black Hills Corp	965,889	63,391,295
NorthWestern Corp	289,092	17,409,120
		80,800,415
Oil, Gas & Consumable Fuels – 2.4%
Delek US Holdings Inc	1,693,996	36,624,194
World Fuel Services Corp	1,966,900	62,409,737
		99,033,931
Pharmaceuticals – 0.3%
Amphastar Pharmaceuticals Inc*	534,713	10,779,814
Professional Services – 2.1%
Korn Ferry	689,069	49,991,956

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Small Cap Value Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Professional Services– (continued)
Mantech International Corp	398,639	$34,498,219
		84,490,175
Real Estate Management & Development – 0.7%
Marcus & Millichap Inc*	720,834	28,018,818
Semiconductor & Semiconductor Equipment – 2.3%
CMC Materials Inc	350,523	52,837,837
Diodes Inc*	480,821	38,355,091
		91,192,928
Software – 1.0%
CDK Global Inc	833,142	41,398,826
Textiles, Apparel & Luxury Goods – 3.5%
Carter's Inc	456,818	47,129,913
Columbia Sportswear Co	573,538	56,413,198
Steven Madden Ltd	830,337	36,335,547
		139,878,658
Thrifts & Mortgage Finance – 2.4%
Washington Federal Inc	1,002,161	31,848,677
WSFS Financial Corp	1,361,073	63,412,391
		95,261,068
Trading Companies & Distributors – 3.5%
GATX Corp	372,958	32,995,594
H&E Equipment Services Inc	1,476,864	49,135,265
MSC Industrial Direct Co Inc	663,578	59,542,854
		141,673,713
Total Common Stocks (cost $2,965,995,943)		3,947,121,705
Repurchase Agreements– 1.9%
ING Financial Markets LLC, Joint repurchase agreement, 0.0300%, dated 6/30/21, maturing 7/1/21 to be repurchased at $20,700,017 collateralized by $18,706,720 in U.S. Treasuries 0% - 4.2500%, 11/12/21 - 2/15/51 with a value of $21,114,060	$20,700,000	20,700,000
ING Financial Markets LLC, Joint repurchase agreement, 0.0300%, dated 6/30/21, maturing 7/1/21 to be repurchased at $5,000,004 collateralized by $4,967,507 in U.S. Treasuries 0% - 2.8750%, 10/7/21 - 2/15/45 with a value of $5,100,005	5,000,000	5,000,000
Royal Bank of Canada, NY Branch, Joint repurchase agreement, 0.0300%, dated 6/30/21, maturing 7/1/21 to be repurchased at $50,000,042 collateralized by $44,607,532 in U.S. Treasuries 0.8750% - 6.2500%, 8/15/23 - 8/15/49 with a value of $51,000,051	50,000,000	50,000,000
Total Repurchase Agreements (cost $75,700,000)		75,700,000
Total Investments (total cost $3,041,695,943) – 99.8%		4,022,821,705
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		6,774,541
Net Assets – 100%		$4,029,596,246

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$3,900,321,382	96.9%
India	67,178,817	1.7
United Kingdom	55,321,506	1.4

Total	$4,022,821,705	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2021

Janus Henderson Small Cap Value Fund

Schedule of Investments

June 30, 2021

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 6/30/21
Common Stocks - 4.0%
Aerospace & Defense - 0.8%
Vectrus Inc*	$-	$(674,249)	$676,465	$30,519,039
Auto Components - 1.2%
Stoneridge Inc*	-	589,415	14,496,990	48,359,527
Capital Markets - N/A
Evercore Incš	832,993	9,314,049	21,627,256	N/A
Electrical Equipment - N/A
Encore Wire Corpš	70,951	3,560,373	16,342,751	N/A
Thermon Group Holdings Inc*,š	-	(3,048,414)	6,252,439	N/A
Total Electrical Equipment	$70,951	$511,959	$22,595,190	$-
Health Care Equipment & Supplies - 1.3%
Varex Imaging Corp*	-	-	21,162,405	54,098,837
Hotels, Restaurants & Leisure - 0.7%
Century Casinos Inc*	-	-	19,986,858	29,649,304
Specialty Retail - N/A
Hudson Ltd - Class A	-	(3,090,542)	8,278,597	-
Total Affiliated Investments - 4.0%	$903,944	$6,650,632	$108,823,761	$162,626,707

(1) For securities that were affiliated for a portion of the year ended June 30, 2021, this column reflects amounts for the entire year ended June 30, 2021 and not just the period in which the security was affiliated.

	Value at 6/30/20	Purchases	Sales Proceeds	Value at 6/30/21
Common Stocks - 4.0%
Aerospace & Defense - 0.8%
Vectrus Inc*	-	34,511,928	(3,995,105)	30,519,039
Auto Components - 1.2%
Stoneridge Inc*	20,692,374	23,960,775	(11,380,027)	48,359,527
Capital Markets - N/A
Evercore Incš	17,909,912	12,464,155	(30,793,480)	30,521,892
Electrical Equipment - N/A
Encore Wire Corpš	54,201,819	-	(31,900,220)	42,204,723
Thermon Group Holdings Inc*,š	26,694,003	-	(10,626,981)	19,271,047
Health Care Equipment & Supplies - 1.3%
Varex Imaging Corp*	-	32,936,432	-	54,098,837
Hotels, Restaurants & Leisure - 0.7%
Century Casinos Inc*	8,019,717	1,642,729	-	29,649,304
Specialty Retail - N/A
Hudson Ltd - Class A	9,663,044	-	(14,851,099)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Small Cap Value Fund

Notes to Schedule of Investments and Other Information

Russell 2000® Value Index	Russell 2000® Value Index reflects the performance of U.S. small-cap equities with lower price-to-book ratios and lower forecasted growth values.

ADR	American Depositary Receipt
LLC	Limited Liability Company

*	Non-income producing security.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

š	Company was no longer an affiliate as of June 30, 2021.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$3,947,121,705	$-	$-
Repurchase Agreements	-	75,700,000	-
Total Assets	$3,947,121,705	$75,700,000	$-

12	JUNE 30, 2021

Janus Henderson Small Cap Value Fund

Statement of Assets and Liabilities

June 30, 2021

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $2,847,372,447)	$3,784,494,998
Affiliated investments, at value (cost $118,623,496)	162,626,707
Repurchase agreements, at value (cost $75,700,000)	75,700,000
Cash	77,261
Non-interested Trustees' deferred compensation	98,174
Receivables:
Fund shares sold	51,327,981
Investments sold	16,831,076
Dividends	5,292,963
Interest	63
Other assets	7,424
Total Assets	4,096,456,647
Liabilities:
Payables:	—
Fund shares repurchased	53,481,454
Investments purchased	10,206,216
Advisory fees	2,044,728
Transfer agent fees and expenses	617,621
Non-interested Trustees' deferred compensation fees	98,174
12b-1 Distribution and shareholder servicing fees	64,633
Professional fees	49,681
Non-interested Trustees' fees and expenses	15,145
Affiliated fund administration fees payable	8,526
Custodian fees	3,312
Accrued expenses and other payables	270,911
Total Liabilities	66,860,401
Net Assets	$4,029,596,246

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Small Cap Value Fund

Statement of Assets and Liabilities

June 30, 2021

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,090,231,917
Total distributable earnings (loss)	939,364,329
Total Net Assets	$4,029,596,246
Net Assets - Class A Shares	$69,385,006
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,780,723
Net Asset Value Per Share(1)	$24.95
Maximum Offering Price Per Share(2)	$26.47
Net Assets - Class C Shares	$22,888,811
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	983,521
Net Asset Value Per Share(1)	$23.27
Net Assets - Class D Shares	$107,470,563
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,343,090
Net Asset Value Per Share	$24.75
Net Assets - Class I Shares	$2,121,332,921
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	85,333,443
Net Asset Value Per Share	$24.86
Net Assets - Class L Shares	$120,350,592
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,697,187
Net Asset Value Per Share	$25.62
Net Assets - Class N Shares	$922,072,800
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	37,151,383
Net Asset Value Per Share	$24.82
Net Assets - Class R Shares	$48,908,150
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,027,363
Net Asset Value Per Share	$24.12
Net Assets - Class S Shares	$42,715,193
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,738,317
Net Asset Value Per Share	$24.57
Net Assets - Class T Shares	$574,472,210
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	23,147,960
Net Asset Value Per Share	$24.82

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	JUNE 30, 2021

Janus Henderson Small Cap Value Fund

Statement of Operations

For the year ended June 30, 2021

Investment Income:
Dividends	$60,933,509
Dividends from affiliates	903,944
Interest	27,786
Other income	57
Total Investment Income	61,865,296
Expenses:
Advisory fees	23,425,022
12b-1 Distribution and shareholder servicing fees:
Class A Shares	172,492
Class C Shares	216,748
Class R Shares	209,205
Class S Shares	114,607
Transfer agent administrative fees and expenses:
Class D Shares	108,148
Class L Shares	221,623
Class R Shares	105,421
Class S Shares	114,946
Class T Shares	1,389,127
Transfer agent networking and omnibus fees:
Class A Shares	574,108
Class C Shares	20,771
Class I Shares	2,589,034
Other transfer agent fees and expenses:
Class A Shares	4,575
Class C Shares	1,186
Class D Shares	20,138
Class I Shares	88,037
Class L Shares	1,992
Class N Shares	28,244
Class R Shares	1,024
Class S Shares	1,023
Class T Shares	7,612
Shareholder reports expense	423,156
Registration fees	234,737
Affiliated fund administration fees	103,967
Professional fees	74,623
Non-interested Trustees’ fees and expenses	60,455
Custodian fees	20,454
Other expenses	251,036
Total Expenses	30,583,511
Less: Excess Expense Reimbursement and Waivers	(660,744)
Net Expenses	29,922,767
Net Investment Income/(Loss)	31,942,529

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Small Cap Value Fund

Statement of Operations

For the year ended June 30, 2021

Net Realized Gain/(Loss) on Investments:
Investments	$171,996,477
Investments in affiliates	6,650,632
Total Net Realized Gain/(Loss) on Investments	178,647,109
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	990,307,823
Investments in affiliates	108,823,761
Total Change in Unrealized Net Appreciation/Depreciation	1,099,131,584
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,309,721,222

See Notes to Financial Statements.

16	JUNE 30, 2021

Janus Henderson Small Cap Value Fund

Statements of Changes in Net Assets

	Year ended June 30, 2021	Year ended June 30, 2020

Operations:
Net investment income/(loss)	$31,942,529	$38,994,284
Net realized gain/(loss) on investments	178,647,109	(222,426,397)
Change in unrealized net appreciation/depreciation	1,099,131,584	(486,036,800)
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,309,721,222	(669,468,913)
Dividends and Distributions to Shareholders:
Class A Shares	(558,586)	(389,251)
Class C Shares	(40,703)	—
Class D Shares	(966,547)	(1,166,768)
Class I Shares	(20,579,197)	(19,472,600)
Class L Shares	(1,225,524)	(1,673,843)
Class N Shares	(9,856,554)	(8,469,438)
Class R Shares	(250,227)	(86,715)
Class S Shares	(362,562)	(381,210)
Class T Shares	(5,282,096)	(5,914,539)
Net Decrease from Dividends and Distributions to Shareholders	(39,121,996)	(37,554,364)
Capital Share Transactions:
Class A Shares	(18,711,756)	15,262,337
Class C Shares	(5,683,661)	(2,835,901)
Class D Shares	(11,176,474)	(8,889,943)
Class I Shares	(120,505,119)	404,892,887
Class L Shares	(15,005,263)	(23,873,116)
Class N Shares	(43,112,315)	229,160,804
Class R Shares	767,864	3,553,644
Class S Shares	(17,044,195)	316,811
Class T Shares	(135,499,435)	(2,913,313)
Net Increase/(Decrease) from Capital Share Transactions	(365,970,354)	614,674,210
Net Increase/(Decrease) in Net Assets	904,628,872	(92,349,067)
Net Assets:
Beginning of period	3,124,967,374	3,217,316,441
End of period	$4,029,596,246	$3,124,967,374

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Small Cap Value Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$17.59	$21.57	$23.18	$23.19	$19.64
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.15	0.25	0.09	0.07
Net realized and unrealized gain/(loss)	7.40	(4.00)	(0.39)	1.87	4.26
Total from Investment Operations	7.53	(3.85)	(0.14)	1.96	4.33
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.13)	—	(0.01)	(0.05)
Distributions (from capital gains)	—	—	(1.47)	(1.96)	(0.73)
Total Dividends and Distributions	(0.17)	(0.13)	(1.47)	(1.97)	(0.78)
Net Asset Value, End of Period	$24.95	$17.59	$21.57	$23.18	$23.19
Total Return*	42.99%	(17.98)%	0.56%	8.44%	22.16%
Net Assets, End of Period (in thousands)	$69,385	$64,025	$61,505	$54,782	$53,732
Average Net Assets for the Period (in thousands)	$68,997	$62,337	$48,049	$53,655	$46,728
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.76%	1.86%	1.27%	1.35%	1.36%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.11%	1.39%	1.14%	1.26%	1.35%
Ratio of Net Investment Income/(Loss)	0.59%	0.77%	1.15%	0.40%	0.31%
Portfolio Turnover Rate	53%	59%	39%	51%	83%

Class C Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$16.41	$20.12	$21.87	$22.09	$18.82
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.01)	0.06	0.11	(0.05)	(0.06)
Net realized and unrealized gain/(loss)	6.91	(3.77)	(0.39)	1.79	4.06
Total from Investment Operations	6.90	(3.71)	(0.28)	1.74	4.00
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	—	—	—	—(2)
Distributions (from capital gains)	—	—	(1.47)	(1.96)	(0.73)
Total Dividends and Distributions	(0.04)	—	(1.47)	(1.96)	(0.73)
Net Asset Value, End of Period	$23.27	$16.41	$20.12	$21.87	$22.09
Total Return*	42.07%	(18.44)%	(0.07)%	7.84%	21.38%
Net Assets, End of Period (in thousands)	$22,889	$20,967	$29,619	$26,828	$21,379
Average Net Assets for the Period (in thousands)	$22,037	$26,855	$26,902	$23,627	$17,299
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.77%	1.92%	1.75%	1.86%	1.94%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.77%	1.92%	1.75%	1.86%	1.94%
Ratio of Net Investment Income/(Loss)	(0.06)%	0.30%	0.56%	(0.24)%	(0.27)%
Portfolio Turnover Rate	53%	59%	39%	51%	83%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

18	JUNE 30, 2021

Janus Henderson Small Cap Value Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$17.44	$21.38	$22.99	$23.01	$19.50
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18	0.24	0.32	0.16	0.14
Net realized and unrealized gain/(loss)	7.35	(3.96)	(0.41)	1.86	4.21
Total from Investment Operations	7.53	(3.72)	(0.09)	2.02	4.35
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.22)	(0.05)	(0.08)	(0.11)
Distributions (from capital gains)	—	—	(1.47)	(1.96)	(0.73)
Total Dividends and Distributions	(0.22)	(0.22)	(1.52)	(2.04)	(0.84)
Net Asset Value, End of Period	$24.75	$17.44	$21.38	$22.99	$23.01
Total Return*	43.43%	(17.65)%	0.82%	8.79%	22.47%
Net Assets, End of Period (in thousands)	$107,471	$86,650	$116,468	$127,533	$134,026
Average Net Assets for the Period (in thousands)	$94,637	$105,847	$117,978	$130,614	$122,637
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.84%	1.01%	0.83%	0.96%	1.04%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.84%	1.01%	0.83%	0.96%	1.04%
Ratio of Net Investment Income/(Loss)	0.84%	1.20%	1.48%	0.70%	0.63%
Portfolio Turnover Rate	53%	59%	39%	51%	83%

Class I Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$17.53	$21.50	$23.12	$23.13	$19.60
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.19	0.24	0.33	0.18	0.14
Net realized and unrealized gain/(loss)	7.37	(3.97)	(0.41)	1.87	4.24
Total from Investment Operations	7.56	(3.73)	(0.08)	2.05	4.38
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.24)	(0.07)	(0.10)	(0.12)
Distributions (from capital gains)	—	—	(1.47)	(1.96)	(0.73)
Total Dividends and Distributions	(0.23)	(0.24)	(1.54)	(2.06)	(0.85)
Net Asset Value, End of Period	$24.86	$17.53	$21.50	$23.12	$23.13
Total Return*	43.36%	(17.62)%	0.89%	8.85%	22.50%
Net Assets, End of Period (in thousands)	$2,121,333	$1,584,586	$1,531,568	$1,264,218	$1,029,136
Average Net Assets for the Period (in thousands)	$1,887,591	$1,646,400	$1,337,975	$1,150,680	$791,904
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%	1.01%	0.79%	0.88%	1.03%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	1.01%	0.79%	0.88%	1.03%
Ratio of Net Investment Income/(Loss)	0.87%	1.19%	1.52%	0.77%	0.66%
Portfolio Turnover Rate	53%	59%	39%	51%	83%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Small Cap Value Fund

Financial Highlights

Class L Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$18.05	$22.13	$23.73	$23.69	$20.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.22	0.28	0.36	0.20	0.17
Net realized and unrealized gain/(loss)	7.60	(4.10)	(0.42)	1.91	4.33
Total from Investment Operations	7.82	(3.82)	(0.06)	2.11	4.50
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.26)	(0.07)	(0.11)	(0.12)
Distributions (from capital gains)	—	—	(1.47)	(1.96)	(0.73)
Total Dividends and Distributions	(0.25)	(0.26)	(1.54)	(2.07)	(0.85)
Net Asset Value, End of Period	$25.62	$18.05	$22.13	$23.73	$23.69
Total Return*	43.60%	(17.53)%	0.97%	8.91%	22.63%
Net Assets, End of Period (in thousands)	$120,351	$97,950	$148,304	$173,144	$193,771
Average Net Assets for the Period (in thousands)	$109,087	$130,117	$155,137	$187,635	$198,852
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.88%	1.06%	0.88%	1.02%	1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.87%	0.69%	0.84%	0.91%
Ratio of Net Investment Income/(Loss)	1.00%	1.36%	1.62%	0.84%	0.77%
Portfolio Turnover Rate	53%	59%	39%	51%	83%

Class N Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$17.50	$21.46	$23.08	$23.09	$19.55
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.22	0.26	0.35	0.19	0.17
Net realized and unrealized gain/(loss)	7.36	(3.95)	(0.42)	1.88	4.23
Total from Investment Operations	7.58	(3.69)	(0.07)	2.07	4.40
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.27)	(0.08)	(0.12)	(0.13)
Distributions (from capital gains)	—	—	(1.47)	(1.96)	(0.73)
Total Dividends and Distributions	(0.26)	(0.27)	(1.55)	(2.08)	(0.86)
Net Asset Value, End of Period	$24.82	$17.50	$21.46	$23.08	$23.09
Total Return*	43.57%	(17.48)%	0.97%	8.97%	22.67%
Net Assets, End of Period (in thousands)	$922,073	$676,894	$585,199	$470,614	$300,685
Average Net Assets for the Period (in thousands)	$839,582	$632,706	$515,945	$402,129	$253,523
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.67%	0.86%	0.68%	0.81%	0.88%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.86%	0.68%	0.81%	0.88%
Ratio of Net Investment Income/(Loss)	1.01%	1.31%	1.65%	0.83%	0.78%
Portfolio Turnover Rate	53%	59%	39%	51%	83%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	JUNE 30, 2021

Janus Henderson Small Cap Value Fund

Financial Highlights

Class R Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$17.03	$20.84	$22.53	$22.64	$19.23
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.11	0.18	0.02	0.01
Net realized and unrealized gain/(loss)	7.16	(3.87)	(0.40)	1.83	4.15
Total from Investment Operations	7.21	(3.76)	(0.22)	1.85	4.16
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.05)	—	—	(0.02)
Distributions (from capital gains)	—	—	(1.47)	(1.96)	(0.73)
Total Dividends and Distributions	(0.12)	(0.05)	(1.47)	(1.96)	(0.75)
Net Asset Value, End of Period	$24.12	$17.03	$20.84	$22.53	$22.64
Total Return*	42.49%	(18.11)%	0.20%	8.15%	21.78%
Net Assets, End of Period (in thousands)	$48,908	$33,724	$37,555	$39,887	$35,452
Average Net Assets for the Period (in thousands)	$42,169	$36,610	$36,037	$38,061	$26,130
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.42%	1.61%	1.43%	1.56%	1.64%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.42%	1.61%	1.43%	1.56%	1.64%
Ratio of Net Investment Income/(Loss)	0.25%	0.57%	0.87%	0.09%	0.03%
Portfolio Turnover Rate	53%	59%	39%	51%	83%

Class S Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$17.32	$21.23	$22.85	$22.89	$19.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.17	0.24	0.09	0.06
Net realized and unrealized gain/(loss)	7.29	(3.95)	(0.39)	1.83	4.20
Total from Investment Operations	7.40	(3.78)	(0.15)	1.92	4.26
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.13)	—	—	(0.05)
Distributions (from capital gains)	—	—	(1.47)	(1.96)	(0.73)
Total Dividends and Distributions	(0.15)	(0.13)	(1.47)	(1.96)	(0.78)
Net Asset Value, End of Period	$24.57	$17.32	$21.23	$22.85	$22.89
Total Return*	42.91%	(17.96)%	0.52%	8.37%	22.08%
Net Assets, End of Period (in thousands)	$42,715	$43,538	$55,050	$61,772	$70,490
Average Net Assets for the Period (in thousands)	$45,978	$56,349	$55,579	$66,582	$68,319
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.18%	1.36%	1.18%	1.30%	1.38%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.18%	1.36%	1.18%	1.30%	1.38%
Ratio of Net Investment Income/(Loss)	0.55%	0.87%	1.14%	0.37%	0.29%
Portfolio Turnover Rate	53%	59%	39%	51%	83%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Small Cap Value Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$17.49	$21.44	$23.03	$23.05	$19.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.22	0.30	0.14	0.12
Net realized and unrealized gain/(loss)	7.36	(3.98)	(0.40)	1.86	4.22
Total from Investment Operations	7.53	(3.76)	(0.10)	2.00	4.34
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.19)	(0.02)	(0.06)	(0.09)
Distributions (from capital gains)	—	—	(1.47)	(1.96)	(0.73)
Total Dividends and Distributions	(0.20)	(0.19)	(1.49)	(2.02)	(0.82)
Net Asset Value, End of Period	$24.82	$17.49	$21.44	$23.03	$23.05
Total Return*	43.30%	(17.74)%	0.76%	8.69%	22.39%
Net Assets, End of Period (in thousands)	$574,472	$516,634	$652,049	$787,120	$805,793
Average Net Assets for the Period (in thousands)	$555,651	$621,808	$681,320	$805,838	$721,659
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.92%	1.10%	0.92%	1.05%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	1.10%	0.92%	1.05%	1.13%
Ratio of Net Investment Income/(Loss)	0.78%	1.11%	1.38%	0.60%	0.55%
Portfolio Turnover Rate	53%	59%	39%	51%	83%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	JUNE 30, 2021

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Small Cap Value Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds. Effective July 6, 2020, Class D Shares are open to new investors, subject to the Fund’s closed fund policies.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class L Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors

Janus Investment Fund	23

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

24	JUNE 30, 2021

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Janus Investment Fund	25

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States.

26	JUNE 30, 2021

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Janus Investment Fund	27

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$25,700,000	$—	$(25,700,000)	$—
Royal Bank of Canada, NY Branch	50,000,000	—	(50,000,000)	—

Total	$75,700,000	$—	$(75,700,000)	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee rate that may adjust up or down based on the Fund’s performance relative to its benchmark index.

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

28	JUNE 30, 2021

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. The Fund’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.72%, and the Fund’s benchmark index used in the calculation is the Russell 2000® Value Index.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index, up to the Fund’s full performance rate of ±5.50%. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended June 30, 2021, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.64%.

Perkins Investment Management LLC (“Perkins”) previously served as subadviser to the Fund. Effective April 30, 2021, the subadvisory agreement between Janus Capital and Perkins on behalf of the Fund was terminated.

Prior to April 30, 2021, Janus Capital paid Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to the Fund’s benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.91% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Janus Investment Fund	29

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative fee based on the average daily net assets Class L Shares of the Fund based on the average proportion of the Fund’s total net assets sold directly and the average proportion of the Fund’s net assets sold through financial intermediaries on a monthly basis. The asset-weighted fee is calculated by applying a blended annual fee rate of 0.12% on average net assets for the proportion of assets sold directly and 0.25% on average net assets for the proportion of assets sold through financial intermediaries. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations. Janus Services has agreed to waive all or a portion of this fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Services or Janus Capital without prior notification to shareholders. Removal of this fee waiver may have a significant impact on Class L Shares’ total expense ratio. If applicable, amounts waived to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder

30	JUNE 30, 2021

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $357,443 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $559,325 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2021.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2021, Janus Henderson Distributors retained upfront sales charges of $2,414.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended June 30, 2021, redeeming shareholders of Class A Shares paid CDSCs of $4,190 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2021, redeeming shareholders of Class C Shares paid CDSCs of $2,328.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal

Janus Investment Fund	31

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2021, the Fund engaged in cross trades amounting to $889,300 in purchases and $3,089,595 in sales, resulting in a net realized gain of $617,130. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 31,292,352	$ -	$ (69,224,055)	$ -	$ -	$ (90,516)	$977,386,548

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2021, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2021
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(69,224,055)	$ -	$ (69,224,055)

During the year ended June 30, 2021, capital loss carryovers of $186,155,282 were utilized by the Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,045,435,157	$998,452,351	$(21,065,803)	$ 977,386,548

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

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Janus Henderson Small Cap Value Fund

Notes to Financial Statements

For the year ended June 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 39,121,996	$ -	$ -	$ -

For the year ended June 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 37,554,364	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 494,052	$ (494,052)

Janus Investment Fund	33

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2021		Year ended June 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	841,439	$ 17,947,735	2,164,486	$ 42,685,985
Reinvested dividends and distributions	12,261	256,501	8,855	204,816
Shares repurchased	(1,711,882)	(36,915,992)	(1,386,334)	(27,628,464)
Net Increase/(Decrease)	(858,182)	$ (18,711,756)	787,007	$ 15,262,337
Class C Shares:
Shares sold	104,790	$ 2,058,655	412,544	$ 8,189,862
Reinvested dividends and distributions	2,034	39,809	-	-
Shares repurchased	(400,640)	(7,782,125)	(607,665)	(11,025,763)
Net Increase/(Decrease)	(293,816)	$ (5,683,661)	(195,121)	$ (2,835,901)
Class D Shares:
Shares sold	494,729	$ 11,355,208	439,764	$ 8,740,206
Reinvested dividends and distributions	45,346	939,110	49,638	1,136,224
Shares repurchased	(1,164,499)	(23,470,792)	(968,386)	(18,766,373)
Net Increase/(Decrease)	(624,424)	$ (11,176,474)	(478,984)	$ (8,889,943)
Class I Shares:
Shares sold	28,795,860	$ 607,524,654	42,884,428	$850,390,290
Reinvested dividends and distributions	930,947	19,363,696	781,260	17,961,173
Shares repurchased	(34,811,441)	(747,393,469)	(24,487,893)	(463,458,576)
Net Increase/(Decrease)	(5,084,634)	$(120,505,119)	19,177,795	$404,892,887
Class L Shares:
Shares sold	186,268	$ 4,317,025	210,452	$ 4,350,291
Reinvested dividends and distributions	49,634	1,063,163	66,862	1,582,627
Shares repurchased	(964,189)	(20,385,451)	(1,551,906)	(29,806,034)
Net Increase/(Decrease)	(728,287)	$ (15,005,263)	(1,274,592)	$ (23,873,116)
Class N Shares:
Shares sold	15,982,981	$ 331,650,525	19,100,455	$375,815,432
Reinvested dividends and distributions	424,420	8,806,725	343,412	7,877,874
Shares repurchased	(17,945,108)	(383,569,565)	(8,021,117)	(154,532,502)
Net Increase/(Decrease)	(1,537,707)	$ (43,112,315)	11,422,750	$229,160,804
Class R Shares:
Shares sold	419,175	$ 8,571,509	576,098	$ 11,157,082
Reinvested dividends and distributions	12,304	249,155	3,737	83,742
Shares repurchased	(384,583)	(8,052,800)	(401,066)	(7,687,180)
Net Increase/(Decrease)	46,896	$ 767,864	178,769	$ 3,553,644
Class S Shares:
Shares sold	508,347	$ 10,263,991	1,139,337	$ 23,019,689
Reinvested dividends and distributions	17,425	358,961	16,741	381,178
Shares repurchased	(1,300,490)	(27,667,147)	(1,236,359)	(23,084,056)
Net Increase/(Decrease)	(774,718)	$ (17,044,195)	(80,281)	$ 316,811
Class T Shares:
Shares sold	5,764,980	$ 118,686,803	10,020,891	$205,029,493
Reinvested dividends and distributions	248,702	5,165,550	252,423	5,795,634
Shares repurchased	(12,398,768)	(259,351,788)	(11,157,977)	(213,738,440)
Net Increase/(Decrease)	(6,385,086)	$(135,499,435)	(884,663)	$ (2,913,313)

34	JUNE 30, 2021

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,853,180,322	$2,185,269,699	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2021 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	35

Janus Henderson Small Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Small Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Small Cap Value Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2021, the related statement of operations for the year ended June 30, 2021, the statements of changes in net assets for each of the two years in the period ended June 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2021 and the financial highlights for each of the five years in the period ended June 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 20, 2021

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

36	JUNE 30, 2021

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

Janus Investment Fund	37

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

Janus Investment Fund	39

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

Janus Investment Fund	41

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

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Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	43

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Janus Investment Fund	45

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

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Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

Janus Investment Fund	47

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Capital Management LLC, the Fund’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”).

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the annual period ended June 30, 2021, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2020 through December 31, 2020 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Fund was able to meet redemptions during the normal course of business during the Reporting Period, and discussed the additional actions that the Liquidity Risk Working Group took during the period of market volatility in the spring of 2020 to monitor the Fund’s liquidity. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, taking into account the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Janus Henderson Small Cap Value Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2021. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Small Cap Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

50	JUNE 30, 2021

Janus Henderson Small Cap Value Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Small Cap Value Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2021:

Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

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Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 51 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present

Independent Consultant (since 2019) and Chief Operating Officer, muun chi LLC (organic food business) (since 2020). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

51

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	51

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	51

Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	51	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	51

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	51

Director of Family Service of Lake County (since 2019). Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	51

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), and Director of Walmart (until 2017).

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Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President and Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Management LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

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Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Capital Management LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017-September 2017), Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Services LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson Small Cap Value Fund

Notes

NotesPage1

Janus Investment Fund	61

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93034 08-21

ANNUAL REPORT June 30, 2021

Janus Henderson Small-Mid Cap Value Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Small-Mid Cap Value Fund

Janus Henderson Small-Mid Cap Value Fund (unaudited)

FUND SNAPSHOT

 The Janus Henderson Small-Mid Cap Value Fund is a moderately positioned, small-mid-cap growth fund seeking to provide consistent relative returns with lower volatility than the index. The Fund invests in small-cap companies with differentiated business models and sustainable competitive advantages that are positioned to grow market share regardless of economic conditions. During the period, the Fund's investment strategy shifted from an all-cap approach to one that aims to identify undervalued small- and mid-cap opportunities.

Justin Tugman co-portfolio manager	Kevin Preloger co-portfolio manager

PERFORMANCE

For the 12-month period ended June 30, 2021, the Janus Henderson Small-Mid Cap Value Fund Class I shares returned 38.58%, underperforming its primary benchmark, the Russell 2500® Value Index, which returned 63.23%. The Fund also underperformed its secondary benchmark, the Russell 3000® Index, which returned 45.4%.

INVESTMENT EVIRONMENT

Stocks delivered positive returns over the period, with gains primarily driven by positive COVID-19 vaccine developments, the U.S. presidential election results, the continuation of unprecedented monetary and fiscal stimulus and, in 2021, healthy economic and earnings growth following the easing of COVID-19 restrictions. For much of the period, high-beta stocks (those with greater volatility compared with the overall market) and non-earners drove the index, and growth stocks outperformed value stocks across all market-cap segments. Cyclical sectors outperformed, led by energy, communication services, consumer discretionary and materials.

In the second half of the period, rising interest rates and higher inflation expectations – as evidenced by the 10-year Treasury yield doubling and the yield curve steepening – led to a sharp outperformance of value relative to growth. Yields subsequently retreated, however, as commodity prices moderated and the Federal Reserve (Fed) signaled it may taper some of its policy support. More speculative, short interest covering behavior dominated the market toward period end.

PERFORMANCE DISCUSSION

Stock selection was the main driver of the Fund’s relative underperformance during the period, particularly in industrials, materials, consumer discretionary and financials. Within industrials, defense contractor BWX Technologies weighed on returns, as the company faced concerns over potential cuts to the Department of Defense budget. These concerns were overdone in our view: The Biden administration's initial budget request included higher defense spending on a year-over-year basis. Because we believed negative sentiment toward defense stocks was out of line with fundamentals, toward period end we took advantage of reduced valuations to add to several defense-oriented names. KAR Auction Services, a direct-to-consumer used car dealership, also detracted. The company suffered during the COVID-induced recession and its stock price declined. We added to our position during the period on the expectation that the company could stand to benefit as the post-pandemic economic recovery picks up.

In materials, while the Fund’s stock selection was detrimental to relative performance, our overweight allocation was additive given the sector produced one of the highest returns in the index. Health care was the Fund’s top sector contributor over the period, due both to stock selection as well as an underweight allocation relative to the benchmark. Omnicell Inc., a provider of fully automated, digital, medication and supply management delivery infrastructure to health care professionals and facilities, was the largest contributor at the individual stock level. Another stock aiding relative performance was longtime holding Levi Strauss & Co. The apparel company benefited from improved employment and income growth over the period, as well as from the renewed popularity of denim and its marketing partnership with Target.

OUTLOOK

While it is frustrating to see a rational market driven by fundamentals devolve into a renewed period of irrationality, it has not shaken our commitment to our disciplined investment strategy. Quality matters over the

Janus Investment Fund	1

Janus Henderson Small-Mid Cap Value Fund (unaudited)

long term, and earnings, free cash flow and balance sheet strength – not social media campaigns – ultimately determine a company’s value. We’d also point out that periods of irrationality can end just as quickly as they begin. While we don’t believe in trying to predict the timing of market shifts, we see several factors that may contribute to a renewed focus on fundamentals. For one thing, we believe inflation may prove more persistent than people realize, especially if companies have to pay more to attract and retain workers. Historically, periods of higher inflation have rewarded value over growth. The resulting upward pressure on interest rates would also benefit more interest-rate driven investments such as banks, which are heavily weighted in the value indices. We also caution that as we head into 2022, economic and earnings growth may look less rosy when compared to the artificially supported levels of early 2021, and this could also temper investor euphoria. Above all, we remain committed to using periods of volatility to our advantage, investing in high-quality small- and mid-cap companies that may be undervalued by the market.

Thank you for your continued co-investment in the Janus Henderson Small-Mid Cap Value Fund.

2	JUNE 30, 2021

Janus Henderson Small-Mid Cap Value Fund (unaudited)

Fund At A Glance

June 30, 2021

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Omnicell Inc	0.67%	0.68%	BWX Technologies Inc	2.28%	-1.52%
Levi Strauss & Co	1.51%	0.61%	KAR Auction Services Inc	0.70%	-1.17%
Mercury Systems Inc	0.35%	0.44%	Washington Federal Inc	2.12%	-1.15%
First Horizon National Corp	2.67%	0.42%	Americold Realty Trust	2.11%	-1.12%
Eagle Materials Inc	1.01%	0.37%	Equity Commonwealth	1.19%	-1.08%

	5 Top Contributors - Sectors*
		Relative	Fund	Russell 2500 Value Index
		Contribution	Average Weight	Average Weight
	Health Care	2.38%	2.30%	6.56%
	Utilities	-0.46%	3.97%	4.03%
	Communication Services	-0.82%	0.00%	3.30%
	Consumer Staples	-1.18%	6.40%	3.45%
	Energy	-1.35%	0.63%	3.78%

	5 Top Detractors - Sectors*
		Relative	Fund	Russell 2500 Value Index
		Contribution	Average Weight	Average Weight
	Industrials	-4.59%	21.22%	17.70%
	Consumer Discretionary	-3.70%	9.53%	13.50%
	Materials	-3.45%	11.57%	6.97%
	Financials	-2.40%	20.05%	20.71%
	Other**	-2.25%	3.57%	0.00%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Small-Mid Cap Value Fund (unaudited)

Fund At A Glance

June 30, 2021

5 Largest Equity Holdings - (% of Net Assets)
Nomad Foods Ltd
Food Products	3.2%
First Horizon National Corp
Banks	2.9%
Equity LifeStyle Properties Inc
Equity Real Estate Investment Trusts (REITs)	2.7%
Henry Schein Inc
Health Care Providers & Services	2.6%
Casey's General Stores Inc
Food & Staples Retailing	2.6%
14.0%

Asset Allocation - (% of Net Assets)
Common Stocks	97.1%
Repurchase Agreements	1.2%
Other	1.7%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2021	As of June 30, 2020

4	JUNE 30, 2021

Janus Henderson Small-Mid Cap Value Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2021				Prospectus Expense Ratios
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	38.27%	10.33%	10.59%	1.78%	1.33%
Class A Shares at MOP	30.33%	9.04%	9.91%
Class C Shares at NAV	37.24%	9.45%	9.73%	3.23%	2.13%
Class C Shares at CDSC	36.24%	9.45%	9.73%
Class D Shares	38.52%	10.53%	10.82%	1.51%	1.17%
Class I Shares	38.58%	10.58%	10.90%	1.47%	1.13%
Class N Shares	38.72%	10.65%	10.82%	1.48%	1.03%
Class S Shares	38.16%	10.26%	10.50%	2.17%	1.52%
Class T Shares	38.50%	10.41%	10.72%	1.55%	1.27%
Russell 2500 Value Index	63.23%	12.29%	13.07%
Russell 3000 Value Index	45.40%	11.99%	13.27%
Morningstar Quartile - Class I Shares	4th	3rd	4th
Morningstar Ranking - based on total returns for Mid-Cap Blend Funds	391/417	265/387	299/341

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2020.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Janus Investment Fund	5

Janus Henderson Small-Mid Cap Value Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017 reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If Class N Shares of the Fund had been available during periods prior August 4, 2017, the performance shown may have been different. The performance shown for periods following the Fund’s commencement Class N Shares reflects the fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 15, 2011

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

6	JUNE 30, 2021

Janus Henderson Small-Mid Cap Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Net Annualized Expense Ratio (1/1/21 - 6/30/21)
Class A Shares	$1,000.00	$1,130.20	$5.33	$1,000.00	$1,019.79	$5.06	1.01%
Class C Shares	$1,000.00	$1,125.50	$9.38	$1,000.00	$1,015.97	$8.90	1.78%
Class D Shares	$1,000.00	$1,130.90	$4.60	$1,000.00	$1,020.48	$4.36	0.87%
Class I Shares	$1,000.00	$1,131.30	$4.54	$1,000.00	$1,020.53	$4.31	0.86%
Class N Shares	$1,000.00	$1,131.70	$3.96	$1,000.00	$1,021.08	$3.76	0.75%
Class S Shares	$1,000.00	$1,129.80	$6.34	$1,000.00	$1,018.84	$6.01	1.20%
Class T Shares	$1,000.00	$1,130.10	$5.23	$1,000.00	$1,019.89	$4.96	0.99%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Small-Mid Cap Value Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Common Stocks– 97.1%
Aerospace & Defense – 4.4%
BWX Technologies Inc	57,425	$3,337,541
Mercury Systems Inc*	65,921	4,369,244
		7,706,785
Auto Components – 2.2%
Stoneridge Inc*	129,004	3,805,618
Banks – 10.2%
Ameris Bancorp	85,409	4,324,258
Atlantic Union Bankshares Corp	115,564	4,185,728
First Horizon National Corp	297,984	5,149,163
Great Western Bancorp Inc	128,239	4,204,957
		17,864,106
Building Products – 2.1%
American Woodmark Corp*	45,605	3,725,472
Chemicals – 3.8%
FMC Corp	31,777	3,438,271
Innospec Inc	35,188	3,188,385
		6,626,656
Commercial Services & Supplies – 2.3%
IAA Inc*	73,225	3,993,691
Communications Equipment – 1.9%
F5 Networks Inc*	17,527	3,271,590
Construction & Engineering – 1.4%
EMCOR Group Inc	20,599	2,537,591
Construction Materials – 1.6%
Eagle Materials Inc	20,073	2,852,574
Containers & Packaging – 2.2%
Graphic Packaging Holding Co	217,227	3,940,498
Electrical Equipment – 3.6%
GrafTech International Ltd	338,249	3,930,453
Thermon Group Holdings Inc*	142,965	2,436,124
		6,366,577
Electronic Equipment, Instruments & Components – 2.1%
Vontier Corp	115,158	3,751,848
Equity Real Estate Investment Trusts (REITs) – 9.7%
Americold Realty Trust	95,572	3,617,400
Equity Commonwealth	77,713	2,036,081
Equity LifeStyle Properties Inc	63,969	4,753,536
Lamar Advertising Co	22,374	2,336,293
Sunstone Hotel Investors Inc*	347,082	4,310,758
		17,054,068
Food & Staples Retailing – 2.6%
Casey's General Stores Inc	23,291	4,533,360
Food Products – 3.2%
Nomad Foods Ltd*	198,145	5,601,559
Health Care Equipment & Supplies – 1.9%
Haemonetics Corp*	7,094	472,744
Quidel Corp*	21,908	2,806,853
		3,279,597
Health Care Providers & Services – 3.2%
Cardinal Health Inc	18,351	1,047,659
Henry Schein Inc*	61,166	4,537,906
		5,585,565
Hotels, Restaurants & Leisure – 2.0%
Cracker Barrel Old Country Store Inc	24,088	3,576,104
Household Durables – 1.8%
Leggett & Platt Inc	59,766	3,096,476
Industrial Conglomerates – 2.0%
Carlisle Cos Inc	18,539	3,547,994

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2021

Janus Henderson Small-Mid Cap Value Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Information Technology Services – 1.7%
WNS Holdings Ltd (ADR)*	37,350	$2,983,144
Insurance – 4.0%
Hanover Insurance Group Inc	20,455	2,774,516
Hartford Financial Services Group Inc	67,772	4,199,831
		6,974,347
Internet & Direct Marketing Retail – 1.8%
Qurate Retail Inc	245,501	3,213,608
Machinery – 2.6%
Lincoln Electric Holdings Inc	15,132	1,993,036
Oshkosh Corp	20,664	2,575,561
		4,568,597
Metals & Mining – 2.3%
Commercial Metals Co	129,024	3,963,617
Multi-Utilities – 2.2%
Black Hills Corp	59,682	3,916,930
Oil, Gas & Consumable Fuels – 2.1%
Marathon Petroleum Corp	60,797	3,673,355
Semiconductor & Semiconductor Equipment – 4.7%
CMC Materials Inc	27,997	4,220,268
Maxim Integrated Products Inc	38,477	4,053,937
		8,274,205
Software – 1.8%
CDK Global Inc	62,336	3,097,476
Textiles, Apparel & Luxury Goods – 3.4%
Carter's Inc	35,239	3,635,608
Columbia Sportswear Co	24,381	2,398,115
		6,033,723
Thrifts & Mortgage Finance – 2.4%
WSFS Financial Corp	88,923	4,142,923
Trading Companies & Distributors – 3.9%
H&E Equipment Services Inc	95,540	3,178,616
MSC Industrial Direct Co Inc	42,018	3,770,275
		6,948,891
Total Common Stocks (cost $155,593,550)		170,508,545
Repurchase Agreements– 1.2%
ING Financial Markets LLC, Joint repurchase agreement, 0.0300%, dated 6/30/21, maturing 7/1/21 to be repurchased at $2,200,002 collateralized by $1,988,154 in U.S. Treasuries 0% - 4.2500%, 11/12/21 - 2/15/51 with a value of $2,244,006((cost $2,200,000)	$2,200,000	2,200,000
Total Investments (total cost $157,793,550) – 98.3%		172,708,545
Cash, Receivables and Other Assets, net of Liabilities – 1.7%		2,977,922
Net Assets – 100%		$175,686,467

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$164,123,842	95.0%
United Kingdom	5,601,559	3.3
India	2,983,144	1.7

Total	$172,708,545	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Small-Mid Cap Value Fund

Notes to Schedule of Investments and Other Information

Russell 2500® Value Index	Russell 2500® Value Index reflects the performance of U.S. small to mid-cap equities with lower price-to-book ratios and lower forecasted growth values.
Russell 3000® Value Index	Russell 3000® Value Index reflects the performance of U.S. equities with lower price-to-book ratios and lower forecasted growth values.

ADR	American Depositary Receipt
LLC	Limited Liability Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$170,508,545	$-	$-
Repurchase Agreements	-	2,200,000	-
Total Assets	$170,508,545	$2,200,000	$-

10	JUNE 30, 2021

Janus Henderson Small-Mid Cap Value Fund

Statement of Assets and Liabilities

June 30, 2021

See footnotes at the end of the Statement.

Assets:
Investments, at value (cost $155,593,550)	$170,508,545
Repurchase agreements, at value (cost $2,200,000)	2,200,000
Cash	35,771
Non-interested Trustees' deferred compensation	4,224
Receivables:
Fund shares sold	2,596,677
Investments sold	688,679
Dividends	232,194
Other assets	269
Total Assets	176,266,359
Liabilities:
Payables:	—
Fund shares repurchased	382,559
Advisory fees	94,347
Professional fees	47,899
Non-affiliated fund administration fees payable	21,511
Transfer agent fees and expenses	16,042
Non-interested Trustees' deferred compensation fees	4,224
12b-1 Distribution and shareholder servicing fees	1,380
Custodian fees	581
Affiliated fund administration fees payable	380
Non-interested Trustees' fees and expenses	351
Accrued expenses and other payables	10,618
Total Liabilities	579,892
Net Assets	$175,686,467

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Small-Mid Cap Value Fund

Statement of Assets and Liabilities

June 30, 2021

Net Assets Consist of:
Capital (par value and paid-in surplus)	$161,525,933
Total distributable earnings (loss)	14,160,534
Total Net Assets	$175,686,467
Net Assets - Class A Shares	$3,278,530
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	234,457
Net Asset Value Per Share(1)	$13.98
Maximum Offering Price Per Share(2)	$14.83
Net Assets - Class C Shares	$514,662
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	38,253
Net Asset Value Per Share(1)	$13.45
Net Assets - Class D Shares	$66,854,223
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,746,808
Net Asset Value Per Share	$14.08
Net Assets - Class I Shares	$14,658,960
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,031,117
Net Asset Value Per Share	$14.22
Net Assets - Class N Shares	$70,581,493
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,008,268
Net Asset Value Per Share	$14.09
Net Assets - Class S Shares	$1,135,516
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	82,065
Net Asset Value Per Share	$13.84
Net Assets - Class T Shares	$18,663,083
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,326,131
Net Asset Value Per Share	$14.07

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

12	JUNE 30, 2021

Janus Henderson Small-Mid Cap Value Fund

Statement of Operations

For the year ended June 30, 2021

Investment Income:
Dividends	$1,535,280
Interest	915
Total Investment Income	1,536,195
Expenses:
Advisory fees	587,402
12b-1 Distribution and shareholder servicing fees:
Class A Shares	7,584
Class C Shares	3,929
Class S Shares	2,485
Transfer agent administrative fees and expenses:
Class D Shares	39,538
Class S Shares	2,710
Class T Shares	27,531
Transfer agent networking and omnibus fees:
Class A Shares	1,390
Class C Shares	497
Class I Shares	16,806
Other transfer agent fees and expenses:
Class A Shares	225
Class C Shares	41
Class D Shares	6,778
Class I Shares	725
Class N Shares	900
Class S Shares	31
Class T Shares	166
Registration fees	117,431
Non-affiliated fund administration fees	68,014
Professional fees	46,145
Shareholder reports expense	23,009
Custodian fees	4,564
Affiliated fund administration fees	2,853
Non-interested Trustees’ fees and expenses	1,509
Other expenses	6,016
Total Expenses	968,279
Less: Excess Expense Reimbursement and Waivers	(159,520)
Net Expenses	808,759
Net Investment Income/(Loss)	727,436

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Small-Mid Cap Value Fund

Statement of Operations

For the year ended June 30, 2021

Net Realized Gain/(Loss) on Investments:
Investments	$3,173,769
Total Net Realized Gain/(Loss) on Investments	3,173,769
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	17,435,662
Total Change in Unrealized Net Appreciation/Depreciation	17,435,662
Net Increase/(Decrease) in Net Assets Resulting from Operations	$21,336,867

See Notes to Financial Statements.

14	JUNE 30, 2021

Janus Henderson Small-Mid Cap Value Fund

Statements of Changes in Net Assets

	Year ended June 30, 2021	Year ended June 30, 2020

Operations:
Net investment income/(loss)	$727,436	$544,870
Net realized gain/(loss) on investments	3,173,769	1,313,565
Change in unrealized net appreciation/depreciation	17,435,662	(9,079,469)
Net Increase/(Decrease) in Net Assets Resulting from Operations	21,336,867	(7,221,034)
Dividends and Distributions to Shareholders:
Class A Shares	(16,879)	(237,847)
Class C Shares	—	(43,400)
Class D Shares	(180,499)	(2,553,239)
Class I Shares	(119,572)	(646,190)
Class N Shares	(158,071)	(235,713)
Class S Shares	(4,556)	(147,076)
Class T Shares	(36,885)	(2,319,707)
Net Decrease from Dividends and Distributions to Shareholders	(516,462)	(6,183,172)
Capital Share Transactions:
Class A Shares	(630,167)	1,543,155
Class C Shares	29,223	49,619
Class D Shares	38,275,331	3,648,992
Class I Shares	270,036	3,712,450
Class N Shares	63,111,878	689,841
Class S Shares	(207,299)	987,834
Class T Shares	(22,390,494)	19,858,493
Net Increase/(Decrease) from Capital Share Transactions	78,458,508	30,490,384
Net Increase/(Decrease) in Net Assets	99,278,913	17,086,178
Net Assets:
Beginning of period	76,407,554	59,321,376
End of period	$175,686,467	$76,407,554

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Small-Mid Cap Value Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.17	$13.17	$14.13	$13.71	$12.20
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.10	0.10	0.04	0.07
Net realized and unrealized gain/(loss)	3.78	(1.71)	0.65	1.12	2.15
Total from Investment Operations	3.88	(1.61)	0.75	1.16	2.22
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.11)	(0.18)	—(2)	(0.12)
Distributions (from capital gains)	—	(1.28)	(1.53)	(0.74)	(0.59)
Total Dividends and Distributions	(0.07)	(1.39)	(1.71)	(0.74)	(0.71)
Net Asset Value, End of Period	$13.98	$10.17	$13.17	$14.13	$13.71
Total Return*	38.27%	(14.37)%	7.46%	8.49%	18.43%
Net Assets, End of Period (in thousands)	$3,279	$3,039	$2,055	$521	$457
Average Net Assets for the Period (in thousands)	$3,034	$2,169	$852	$501	$351
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.35%	1.78%	1.91%	1.55%	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.07%	1.34%	1.31%	1.31%	1.11%
Ratio of Net Investment Income/(Loss)	0.81%	0.88%	0.79%	0.29%	0.57%
Portfolio Turnover Rate	99%	152%	40%	58%	49%

Class C Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$9.80	$12.74	$13.73	$13.43	$12.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.02	0.01	0.02	(0.06)	(0.03)
Net realized and unrealized gain/(loss)	3.63	(1.66)	0.60	1.10	2.09
Total from Investment Operations	3.65	(1.65)	0.62	1.04	2.06
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.01)	(0.08)	—	(0.08)
Distributions (from capital gains)	—	(1.28)	(1.53)	(0.74)	(0.59)
Total Dividends and Distributions	—	(1.29)	(1.61)	(0.74)	(0.67)
Net Asset Value, End of Period	$13.45	$9.80	$12.74	$13.73	$13.43
Total Return*	37.24%	(15.04)%	6.52%	7.75%	17.34%
Net Assets, End of Period (in thousands)	$515	$353	$398	$262	$352
Average Net Assets for the Period (in thousands)	$427	$380	$318	$319	$244
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.70%	3.23%	3.30%	2.38%	1.99%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.81%	2.14%	2.09%	2.05%	1.89%
Ratio of Net Investment Income/(Loss)	0.14%	0.12%	0.16%	(0.46)%	(0.23)%
Portfolio Turnover Rate	99%	152%	40%	58%	49%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

16	JUNE 30, 2021

Janus Henderson Small-Mid Cap Value Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.24	$13.24	$14.19	$13.76	$12.23
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.13	0.16	0.08	0.10
Net realized and unrealized gain/(loss)	3.83	(1.72)	0.61	1.13	2.14
Total from Investment Operations	3.93	(1.59)	0.77	1.21	2.24
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.13)	(0.19)	(0.04)	(0.12)
Distributions (from capital gains)	—	(1.28)	(1.53)	(0.74)	(0.59)
Total Dividends and Distributions	(0.09)	(1.41)	(1.72)	(0.78)	(0.71)
Net Asset Value, End of Period	$14.08	$10.24	$13.24	$14.19	$13.76
Total Return*	38.52%	(14.20)%	7.57%	8.81%	18.60%
Net Assets, End of Period (in thousands)	$66,854	$21,708	$23,948	$22,006	$25,384
Average Net Assets for the Period (in thousands)	$34,811	$22,879	$22,739	$23,560	$19,932
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.06%	1.51%	1.45%	1.19%	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.89%	1.17%	1.10%	1.07%	0.89%
Ratio of Net Investment Income/(Loss)	0.78%	1.06%	1.22%	0.53%	0.78%
Portfolio Turnover Rate	99%	152%	40%	58%	49%

Class I Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.34	$13.36	$14.21	$13.78	$12.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.11	0.16	0.10	0.12
Net realized and unrealized gain/(loss)	3.84	(1.72)	0.63	1.11	2.13
Total from Investment Operations	3.97	(1.61)	0.79	1.21	2.25
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.13)	(0.11)	(0.04)	(0.12)
Distributions (from capital gains)	—	(1.28)	(1.53)	(0.74)	(0.59)
Total Dividends and Distributions	(0.09)	(1.41)	(1.64)	(0.78)	(0.71)
Net Asset Value, End of Period	$14.22	$10.34	$13.36	$14.21	$13.78
Total Return*	38.58%	(14.19)%	7.66%	8.84%	18.66%
Net Assets, End of Period (in thousands)	$14,659	$9,848	$7,535	$5,391	$74,413
Average Net Assets for the Period (in thousands)	$13,258	$6,734	$6,250	$60,942	$70,351
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.10%	1.47%	1.39%	1.08%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.89%	1.13%	1.06%	0.99%	0.82%
Ratio of Net Investment Income/(Loss)	1.02%	0.93%	1.20%	0.69%	0.88%
Portfolio Turnover Rate	99%	152%	40%	58%	49%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Small-Mid Cap Value Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended June 30	2021	2020	2019	2018(1)
Net Asset Value, Beginning of Period	$10.24	$13.24	$14.20	$14.06
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.11	0.15	0.19	0.10
Net realized and unrealized gain/(loss)	3.84	(1.72)	0.59	0.85
Total from Investment Operations	3.95	(1.57)	0.78	0.95
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.15)	(0.21)	(0.07)
Distributions (from capital gains)	—	(1.28)	(1.53)	(0.74)
Total Dividends and Distributions	(0.10)	(1.43)	(1.74)	(0.81)
Net Asset Value, End of Period	$14.09	$10.24	$13.24	$14.20
Total Return*	38.72%	(14.09)%	7.73%	6.77%
Net Assets, End of Period (in thousands)	$70,581	$1,806	$1,852	$1,585
Average Net Assets for the Period (in thousands)	$28,417	$2,112	$1,782	$1,164
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.88%	1.48%	1.41%	1.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	1.03%	0.96%	0.95%
Ratio of Net Investment Income/(Loss)	0.83%	1.24%	1.40%	0.76%
Portfolio Turnover Rate	99%	152%	40%	58%

Class S Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.06	$13.07	$14.12	$13.71	$12.21
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.08	0.08	0.09	0.04	0.08
Net realized and unrealized gain/(loss)	3.75	(1.69)	0.65	1.12	2.12
Total from Investment Operations	3.83	(1.61)	0.74	1.16	2.20
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.12)	(0.26)	(0.01)	(0.11)
Distributions (from capital gains)	—	(1.28)	(1.53)	(0.74)	(0.59)
Total Dividends and Distributions	(0.05)	(1.40)	(1.79)	(0.75)	(0.70)
Net Asset Value, End of Period	$13.84	$10.06	$13.07	$14.12	$13.71
Total Return*	38.16%	(14.51)%	7.51%	8.47%	18.30%
Net Assets, End of Period (in thousands)	$1,136	$1,004	$390	$100	$82
Average Net Assets for the Period (in thousands)	$1,084	$890	$115	$114	$74
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.71%	2.16%	4.23%	2.17%	1.34%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.23%	1.51%	1.29%	1.34%	1.12%
Ratio of Net Investment Income/(Loss)	0.68%	0.71%	0.70%	0.27%	0.60%
Portfolio Turnover Rate	99%	152%	40%	58%	49%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 4, 2017 (inception date) through June 30, 2018.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	JUNE 30, 2021

Janus Henderson Small-Mid Cap Value Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.21	$13.22	$14.16	$13.76	$12.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.14	0.15	0.06	0.09
Net realized and unrealized gain/(loss)	3.86	(1.76)	0.61	1.13	2.14
Total from Investment Operations	3.92	(1.62)	0.76	1.19	2.23
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.11)	(0.17)	(0.05)	(0.12)
Distributions (from capital gains)	—	(1.28)	(1.53)	(0.74)	(0.59)
Total Dividends and Distributions	(0.06)	(1.39)	(1.70)	(0.79)	(0.71)
Net Asset Value, End of Period	$14.07	$10.21	$13.22	$14.16	$13.76
Total Return*	38.50%	(14.40)%	7.51%	8.65%	18.48%
Net Assets, End of Period (in thousands)	$18,663	$38,649	$23,144	$30,287	$10,437
Average Net Assets for the Period (in thousands)	$11,012	$17,402	$27,284	$22,955	$6,057
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.18%	1.55%	1.51%	1.29%	1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.02%	1.27%	1.20%	1.19%	1.00%
Ratio of Net Investment Income/(Loss)	0.49%	1.08%	1.14%	0.43%	0.66%
Portfolio Turnover Rate	99%	152%	40%	58%	49%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Small-Mid Cap Value Fund  (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory

20	JUNE 30, 2021

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements

programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair

Janus Investment Fund	21

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements

valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

22	JUNE 30, 2021

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European

Janus Investment Fund	23

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements

economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$2,200,000	$—	$(2,200,000)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-

24	JUNE 30, 2021

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements

related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee rate that may adjust up or down based on the Fund’s performance relative to its benchmark index.

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. The Fund’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.70%. The Fund’s primary benchmark index is the Russell 2500® Value Index. The Russell 3000® Value Index was used to calculate the Fund’s performance fee adjustment prior to August 1, 2019. For a period of 36 months beginning on August 1, 2019, the Fund’s performance fee adjustment is calculated based on a combination of the Russell 2500® Value Index and the Russell 3000® Value Index.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index, up to the Fund’s full performance rate of ±5.00%. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended June 30, 2021, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.64%.

Perkins Investment Management LLC (“Perkins”) previously served as subadviser to the Fund. Effective April 30, 2021, the subadvisory agreement between Janus Capital and Perkins on behalf of the Fund was terminated.

Prior to April 30, 2021, Janus Capital paid Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense

Janus Investment Fund	25

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements

reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund's performance relative to the Fund's benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.82% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order

26	JUNE 30, 2021

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements

processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $357,443 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $559,325 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2021.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2021, Janus Henderson Distributors retained upfront sales charges of $557.

Janus Investment Fund	27

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2021.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the year ended June 30, 2021.

As of June 30, 2021, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	47	19
Class S Shares	8	-*
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2021, the Fund engaged in cross trades amounting to $714,261 in purchases.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ -	$ 1,543,534	$ -	$ -	$ -	$ (4,223)	$ 12,621,223

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Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 160,087,322	$14,789,758	$ (2,168,535)	$ 12,621,223

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 516,462	$ -	$ -	$ -

For the year ended June 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 818,010	$ 5,365,162	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 255,907	$ (193,636)	$ (62,271)

Capital has been adjusted by $255,907, including $249,875 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

Janus Investment Fund	29

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2021		Year ended June 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	47,889	$ 590,648	194,357	$ 2,067,913
Reinvested dividends and distributions	1,394	16,879	18,611	237,847
Shares repurchased	(113,732)	(1,237,694)	(70,118)	(762,605)
Net Increase/(Decrease)	(64,449)	$ (630,167)	142,850	$ 1,543,155
Class C Shares:
Shares sold	13,604	$ 163,620	10,599	$ 117,659
Reinvested dividends and distributions	-	-	3,509	43,400
Shares repurchased	(11,428)	(134,397)	(9,266)	(111,440)
Net Increase/(Decrease)	2,176	$ 29,223	4,842	$ 49,619
Class D Shares:
Shares sold	4,768,668	$ 66,420,388	979,092	$10,764,455
Reinvested dividends and distributions	14,302	174,203	190,918	2,455,201
Shares repurchased	(2,156,726)	(28,319,260)	(857,955)	(9,570,664)
Net Increase/(Decrease)	2,626,244	$ 38,275,331	312,055	$ 3,648,992
Class I Shares:
Shares sold	891,748	$ 11,414,067	778,807	$ 8,346,254
Reinvested dividends and distributions	9,721	119,572	49,783	646,190
Shares repurchased	(823,105)	(11,263,603)	(439,964)	(5,279,994)
Net Increase/(Decrease)	78,364	$ 270,036	388,626	$ 3,712,450
Class N Shares:
Shares sold	5,742,225	$ 75,606,237	141,177	$ 1,698,365
Reinvested dividends and distributions	12,978	158,071	18,343	235,713
Shares repurchased	(923,388)	(12,652,430)	(122,963)	(1,244,237)
Net Increase/(Decrease)	4,831,815	$ 63,111,878	36,557	$ 689,841
Class S Shares:
Shares sold	5,919	$ 69,778	109,538	$ 1,399,700
Reinvested dividends and distributions	380	4,556	11,617	147,076
Shares repurchased	(24,044)	(281,633)	(51,160)	(558,942)
Net Increase/(Decrease)	(17,745)	$ (207,299)	69,995	$ 987,834
Class T Shares:
Shares sold	1,141,393	$ 14,821,986	3,751,218	$38,790,796
Reinvested dividends and distributions	3,028	36,885	180,663	2,319,707
Shares repurchased	(3,603,506)	(37,249,365)	(1,897,681)	(21,252,010)
Net Increase/(Decrease)	(2,459,085)	$(22,390,494)	2,034,200	$19,858,493

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$166,158,998	$ 88,824,049	$ -	$ -

30	JUNE 30, 2021

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements

7.  Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2021 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	31

Janus Henderson Small-Mid Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Small-Mid Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Small-Mid Cap Value Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2021, the related statement of operations for the year ended June 30, 2021, the statements of changes in net assets for each of the two years in the period ended June 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 20, 2021

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

32	JUNE 30, 2021

Janus Henderson Small-Mid Cap Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

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Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

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Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

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Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Janus Henderson Small-Mid Cap Value Fund

Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Janus Henderson Small-Mid Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

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Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

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Janus Henderson Small-Mid Cap Value Fund

Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Capital Management LLC, the Fund’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”).

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the annual period ended June 30, 2021, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2020 through December 31, 2020 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Fund was able to meet redemptions during the normal course of business during the Reporting Period, and discussed the additional actions that the Liquidity Risk Working Group took during the period of market volatility in the spring of 2020 to monitor the Fund’s liquidity. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, taking into account the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Janus Henderson Small-Mid Cap Value Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2021. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Small-Mid Cap Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Janus Henderson Small-Mid Cap Value Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Small-Mid Cap Value Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2021:

Capital Gain Distributions	$249,875
Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

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Janus Henderson Small-Mid Cap Value Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 51 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson Small-Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present

Independent Consultant (since 2019) and Chief Operating Officer, muun chi LLC (organic food business) (since 2020). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

51

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Janus Henderson Small-Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	51

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Small-Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	51

Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Small-Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	51	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	51

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Janus Investment Fund	53

Janus Henderson Small-Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	51

Director of Family Service of Lake County (since 2019). Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	51

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), and Director of Walmart (until 2017).

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Janus Henderson Small-Mid Cap Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President and Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Management LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

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Janus Henderson Small-Mid Cap Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Capital Management LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017-September 2017), Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Services LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

56	JUNE 30, 2021

Janus Henderson Small-Mid Cap Value Fund

Notes

NotesPage1

Janus Investment Fund	57

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93033 08-21

ANNUAL REPORT June 30, 2021

Janus Henderson U.S. Managed Volatility Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson U.S. Managed Volatility Fund

Janus Henderson U.S. Managed Volatility Fund (unaudited)

FUND SNAPSHOT Intech’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Sub-advised by Intech Investment Management LLC

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2021, Janus Henderson U.S. Managed Volatility Fund returned 26.75% for its Class I Shares. This compares to the 43.07% return posted by the Russell 1000® Index, the Fund’s benchmark.

INVESTMENT STRATEGY

Intech’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios.

The investment process begins with the stocks in the Russell 1000 Index. Intech’s investment process aims to capture stocks’ natural volatility through a rebalancing mechanism based on estimates of relative volatility and correlation in order to outperform the benchmark index over the long term. Within specific risk constraints, the investment process will tend to balance risk reduction with diversification potential captured through periodic rebalancing. Once the target proportions are determined and the portfolio is constructed, it is then rebalanced to those target proportions and re-optimized on a periodic basis. The Janus Henderson U.S. Managed Volatility Fund focuses on seeking an excess return above the benchmark, while also reducing or managing the Fund’s standard deviation depending on the market conditions, a strategy designed to manage the absolute risk of the portfolio

PERFORMANCE REVIEW

U.S. equity markets rebounded strongly and quickly recovered the losses suffered from the drawdown amid the COVID crisis, with the Russell 1000 Index gaining over 43% over the past 12 months. The sharp rally that began in the second half of 2020 continued into 2021 despite concerns of inflation and uncertainty surrounding future stimulus efforts.

The Fund was negatively impacted by its overall defensive positioning in what was generally a risk-on environment over the past 12 months. In particular, an average overweight to lower-beta stocks and underweight to higher-beta stocks was a headwind on relative performance as higher beta stocks generally outperformed over the past 12 months.

From a sector perspective, the Fund was negatively impacted by an average overweight to the defensive utilities sector, which was the weakest-performing sector during the period, as well as an average underweight to financials. Adverse selection effects also detracted from the Fund’s relative performance during the period, especially within the health care and communication services sectors.

OUTLOOK

Because Intech does not conduct traditional economic or fundamental analysis, Intech has no view on individual stocks, sectors, economic, or market conditions.

Managing downside exposure potentially allows for returns to compound and improve risk-adjusted returns over time. Over the long term, we believe that by reducing risk when market volatility increases and behaving like a core equity fund when market volatility is low, the Fund will achieve its investment objective of producing an excess return over the benchmark with lower absolute risk. Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. As Intech’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our fund shareholders.

Janus Investment Fund	1

Janus Henderson U.S. Managed Volatility Fund (unaudited)

Thank you for your investment in Janus Henderson U.S. Managed Volatility Fund.

2	JUNE 30, 2021

Janus Henderson U.S. Managed Volatility Fund (unaudited)

Fund At A Glance

June 30, 2021

5 Largest Equity Holdings - (% of Net Assets)
Walmart Inc
Food & Staples Retailing	3.7%
ResMed Inc
Health Care Equipment & Supplies	3.6%
AbbVie Inc
Biotechnology	3.3%
Progressive Corp
Insurance	2.8%
West Pharmaceutical Services Inc
Health Care Equipment & Supplies	2.7%
16.1%

Asset Allocation - (% of Net Assets)
Common Stocks	99.9%
Investments Purchased with Cash Collateral from Securities Lending	0.3%
Investment Companies	0.2%
Other	(0.4)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2021	As of June 30, 2020

Janus Investment Fund	3

Janus Henderson U.S. Managed Volatility Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2021					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	26.48%	11.72%	12.26%	8.52%	0.94%
Class A Shares at MOP	19.25%	10.41%	11.60%	8.10%
Class C Shares at NAV	25.71%	10.99%	11.52%	7.76%	1.64%
Class C Shares at CDSC	24.71%	10.99%	11.52%	7.76%
Class D Shares	26.71%	11.98%	12.46%	8.65%	0.69%
Class I Shares	26.75%	12.01%	12.57%	8.80%	0.69%
Class N Shares	26.89%	12.15%	12.66%	8.85%	0.55%
Class S Shares	26.29%	11.61%	12.18%	8.37%	1.05%
Class T Shares	26.70%	11.89%	12.39%	8.52%	0.79%
Russell 1000 Index	43.07%	17.99%	14.90%	10.72%
Morningstar Quartile - Class I Shares	4th	4th	3rd	4th
Morningstar Ranking - based on total returns for Large Blend Funds	1,368/1,407	1,164/1,212	770/1,043	761/916

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

4	JUNE 30, 2021

Janus Henderson U.S. Managed Volatility Fund (unaudited)

Performance

Intech's focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain periods of up markets, and may not achieve the desired level of protection in down markets.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of the predecessor fund into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

Class N Shares commenced operations on October 28, 2014. Performance shown for periods prior to October 28, 2014, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on December 22, 2014. Performance shown for periods prior to December 22, 2014, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The predecessor Fund’s inception date – December 30, 2005

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	5

Janus Henderson U.S. Managed Volatility Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Net Annualized Expense Ratio (1/1/21 - 6/30/21)
Class A Shares	$1,000.00	$1,093.40	$4.72	$1,000.00	$1,020.28	$4.56	0.91%
Class C Shares	$1,000.00	$1,091.20	$7.88	$1,000.00	$1,017.26	$7.60	1.52%
Class D Shares	$1,000.00	$1,095.00	$3.48	$1,000.00	$1,021.47	$3.36	0.67%
Class I Shares	$1,000.00	$1,094.40	$3.53	$1,000.00	$1,021.42	$3.41	0.68%
Class N Shares	$1,000.00	$1,095.80	$2.75	$1,000.00	$1,022.17	$2.66	0.53%
Class S Shares	$1,000.00	$1,092.70	$5.29	$1,000.00	$1,019.74	$5.11	1.02%
Class T Shares	$1,000.00	$1,095.00	$3.95	$1,000.00	$1,021.03	$3.81	0.76%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2021

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Common Stocks– 99.9%
Aerospace & Defense – 1.5%
L3Harris Technologies Inc	78,464	$16,959,994
Biotechnology – 6.3%
AbbVie Inc	332,187	37,417,544
Acceleron Pharma Inc*	51,040	6,405,010
Biogen Inc*	15,334	5,309,704
Moderna Inc*	97,199	22,839,821
		71,972,079
Building Products – 0.3%
Trex Co Inc*	34,419	3,517,966
Capital Markets – 3.0%
Charles Schwab Corp	140,813	10,252,594
KKR & Co Inc	121,165	7,177,815
LPL Financial Holdings Inc	107,493	14,509,405
Morningstar Inc	9,878	2,539,732
		34,479,546
Commercial Services & Supplies – 1.6%
Waste Management Inc	128,551	18,011,281
Construction & Engineering – 0.3%
Valmont Industries Inc	12,862	3,036,075
Consumer Finance – 0.1%
Santander Consumer USA Holdings Inc	32,575	1,183,124
Containers & Packaging – 0.4%
Avery Dennison Corp	19,044	4,003,810
Electric Utilities – 1.9%
FirstEnergy Corp	437,833	16,291,766
Hawaiian Electric Industries Inc	129,754	5,485,999
		21,777,765
Electrical Equipment – 0.5%
Acuity Brands Inc	12,642	2,364,433
Vertiv Holdings Co	123,836	3,380,723
		5,745,156
Electronic Equipment, Instruments & Components – 1.2%
Trimble Inc*	168,944	13,824,687
Entertainment – 1.5%
Live Nation Entertainment Inc*	69,359	6,075,155
Zynga Inc*	1,033,720	10,988,444
		17,063,599
Equity Real Estate Investment Trusts (REITs) – 7.9%
American Homes 4 Rent LP	402,349	15,631,259
Crown Castle International Corp	18,723	3,652,857
CubeSmart	294,580	13,644,946
Extra Space Storage Inc	36,183	5,927,499
Life Storage Inc	110,213	11,831,365
Mid-America Apartment Communities Inc	65,194	10,979,973
Public Storage	30,554	9,187,282
Spirit Realty Capital Inc	104,569	5,002,581
Sun Communities Inc	34,369	5,890,847
VICI Properties Inc	301,505	9,352,685
		91,101,294
Food & Staples Retailing – 6.0%
Casey's General Stores Inc	54,265	10,562,140
Costco Wholesale Corp	16,534	6,542,008
Kroger Co	253,640	9,716,948
Walmart Inc	298,738	42,124,045
		68,945,141
Food Products – 1.8%
Archer-Daniels-Midland Co	348,521	21,120,373
Gas Utilities – 0.8%
Atmos Energy Corp	91,631	8,806,655

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Health Care Equipment & Supplies – 11.0%
DexCom Inc*	22,697	$9,691,619
Insulet Corp*	82,106	22,538,918
Integra LifeSciences Holdings Corp*	72,514	4,948,355
ResMed Inc	169,069	41,678,890
STERIS PLC	79,709	16,443,967
West Pharmaceutical Services Inc	86,520	31,069,332
		126,371,081
Health Care Providers & Services – 6.0%
CVS Health Corp	262,885	21,935,124
DaVita Inc*	98,764	11,894,148
Guardant Health Inc*	112,300	13,946,537
Molina Healthcare Inc*	18,270	4,623,406
UnitedHealth Group Inc	40,430	16,189,789
		68,589,004
Hotels, Restaurants & Leisure – 2.4%
Domino's Pizza Inc	58,320	27,205,697
Household Durables – 1.2%
Garmin Ltd	97,689	14,129,737
Information Technology Services – 5.1%
Akamai Technologies Inc*	26,275	3,063,665
Amdocs Ltd	186,890	14,457,810
EPAM Systems Inc*	39,201	20,030,143
GoDaddy Inc*	36,697	3,191,171
International Business Machines Corp	18,308	2,683,770
Jack Henry & Associates Inc	70,986	11,606,921
Switch Inc	27,123	572,566
VeriSign Inc*	15,052	3,427,190
		59,033,236
Insurance – 2.9%
Assured Guaranty Ltd	40,608	1,928,068
Progressive Corp	323,866	31,806,880
		33,734,948
Interactive Media & Services – 5.4%
IAC / InterActiveCorp*	114,929	17,718,604
Match Group Inc*	61,028	9,840,765
Twitter Inc*	450,173	30,976,404
Vimeo Inc*	66,521	3,259,529
		61,795,302
Internet & Direct Marketing Retail – 1.3%
Amazon.com Inc*	4,430	15,239,909
Life Sciences Tools & Services – 2.9%
Bio-Rad Laboratories Inc*	23,356	15,048,037
Charles River Laboratories International Inc*	13,091	4,842,623
QIAGEN NV*	280,216	13,556,850
		33,447,510
Machinery – 3.1%
Graco Inc	215,108	16,283,676
Snap-on Inc	12,556	2,805,387
Toro Co	32,816	3,605,822
Trane Technologies PLC	66,752	12,291,713
		34,986,598
Media – 1.9%
Discovery Inc*	89,716	2,599,970
Discovery Inc - Class A*,#	173,073	5,309,880
Interpublic Group of Cos Inc	89,473	2,906,978
New York Times Co	259,727	11,311,111
		22,127,939

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2021

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments

June 30, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Mortgage Real Estate Investment Trusts (REITs) – 0.2%
New Residential Investment Corp	108,973	$1,154,024
Starwood Property Trust Inc	51,215	1,340,296
		2,494,320
Multi-Utilities – 0.8%
Ameren Corp	17,690	1,415,908
Dominion Energy Inc	110,383	8,120,877
		9,536,785
Personal Products – 0.1%
Coty Inc*	156,444	1,461,187
Professional Services – 0.7%
IHS Markit Ltd	76,179	8,582,326
Road & Rail – 1.9%
JB Hunt Transport Services Inc	84,623	13,789,318
Old Dominion Freight Line Inc	29,682	7,533,292
		21,322,610
Semiconductor & Semiconductor Equipment – 2.3%
Broadcom Inc	47,883	22,832,530
Qorvo Inc*	20,472	4,005,347
		26,837,877
Software – 4.6%
Citrix Systems Inc	162,458	19,051,450
Microsoft Corp	114,351	30,977,686
Oracle Corp	39,977	3,111,810
		53,140,946
Specialty Retail – 0.5%
AutoZone Inc*	2,025	3,021,745
O'Reilly Automotive Inc*	5,339	3,022,995
		6,044,740
Technology Hardware, Storage & Peripherals – 4.9%
Apple Inc	211,077	28,909,106
HP Inc	758,457	22,897,817
Western Digital Corp*	58,330	4,151,346
		55,958,269
Textiles, Apparel & Luxury Goods – 0.4%
NIKE Inc	28,176	4,352,910
Tobacco – 0.4%
Philip Morris International Inc	40,720	4,035,759
Trading Companies & Distributors – 2.4%
Fastenal Co	521,275	27,106,300
Wireless Telecommunication Services – 2.4%
T-Mobile US Inc*	186,217	26,969,808
Total Common Stocks (cost $1,067,042,800)		1,146,053,343
Investment Companies– 0.2%
Money Markets – 0.2%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº,£((cost $2,040,175)	2,039,971	2,040,175
Investments Purchased with Cash Collateral from Securities Lending– 0.3%
Investment Companies – 0.3%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº,£	3,214,787	3,214,787
Time Deposits – 0%
Royal Bank of Canada, 0.0500%, 7/1/21	$803,697	803,697
Total Investments Purchased with Cash Collateral from Securities Lending (cost $4,018,484)		4,018,484
Total Investments (total cost $1,073,101,459) – 100.4%		1,152,112,002
Liabilities, net of Cash, Receivables and Other Assets – (0.4)%		(4,865,134)
Net Assets – 100%		$1,147,246,868

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments

June 30, 2021

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,138,555,152	98.8%
Germany	13,556,850	1.2

Total	$1,152,112,002	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/21
Investment Companies - 0.2%
Money Markets - 0.2%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº	$6,948	$(500)	$-	$2,040,175
Investments Purchased with Cash Collateral from Securities Lending - 0.3%
Investment Companies - 0.3%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	7,679∆	-	-	3,214,787
Total Affiliated Investments - 0.5%	$14,627	$(500)	$-	$5,254,962

	Value at 6/30/20	Purchases	Sales Proceeds	Value at 6/30/21
Investment Companies - 0.2%
Money Markets - 0.2%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº	6,846,161	190,623,748	(195,429,234)	2,040,175
Investments Purchased with Cash Collateral from Securities Lending - 0.3%
Investment Companies - 0.3%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	119,616	40,682,298	(37,587,127)	3,214,787

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2021

Janus Henderson U.S. Managed Volatility Fund

Notes to Schedule of Investments and Other Information

Russell 1000® Index	Russell 1000® Index reflects the performance of U.S. large-cap equities.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2021.

#	Loaned security; a portion of the security is on loan at June 30, 2021.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$1,146,053,343	$-	$-
Investment Companies	-	2,040,175	-
Investments Purchased with Cash Collateral from Securities Lending	-	4,018,484	-
Total Assets	$1,146,053,343	$6,058,659	$-

Janus Investment Fund	11

Janus Henderson U.S. Managed Volatility Fund

Statement of Assets and Liabilities

June 30, 2021

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $1,067,846,497)(1)	$1,146,857,040
Affiliated investments, at value (cost $5,254,962)	5,254,962
Non-interested Trustees' deferred compensation	27,947
Receivables:
Fund shares sold	3,806,763
Dividends	536,498
Foreign tax reclaims	13,090
Dividends from affiliates	179
Other assets	6,869
Total Assets	1,156,503,348
Liabilities:
Collateral for securities loaned (Note 2)	4,018,484
Payables:	—
Fund shares repurchased	4,278,274
Advisory fees	466,912
Transfer agent fees and expenses	220,825
Professional fees	45,278
12b-1 Distribution and shareholder servicing fees	29,101
Non-interested Trustees' deferred compensation fees	27,947
Non-interested Trustees' fees and expenses	4,322
Affiliated fund administration fees payable	2,334
Custodian fees	1,254
Accrued expenses and other payables	161,749
Total Liabilities	9,256,480
Net Assets	$1,147,246,868

See Notes to Financial Statements.

12	JUNE 30, 2021

Janus Henderson U.S. Managed Volatility Fund

Statement of Assets and Liabilities

June 30, 2021

Net Assets Consist of:
Capital (par value and paid-in surplus)	$860,463,286
Total distributable earnings (loss)	286,783,582
Total Net Assets	$1,147,246,868
Net Assets - Class A Shares	$26,218,226
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,054,923
Net Asset Value Per Share(2)	$12.76
Maximum Offering Price Per Share(3)	$13.54
Net Assets - Class C Shares	$21,286,107
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,728,413
Net Asset Value Per Share(2)	$12.32
Net Assets - Class D Shares	$361,566,656
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	28,789,129
Net Asset Value Per Share	$12.56
Net Assets - Class I Shares	$468,596,299
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	36,747,108
Net Asset Value Per Share	$12.75
Net Assets - Class N Shares	$54,635,477
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,301,253
Net Asset Value Per Share	$12.70
Net Assets - Class S Shares	$28,736,175
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,257,342
Net Asset Value Per Share	$12.73
Net Assets - Class T Shares	$186,207,928
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,830,917
Net Asset Value Per Share	$12.56

(1) Includes $3,981,067 of securities on loan. See Note 2 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson U.S. Managed Volatility Fund

Statement of Operations

For the year ended June 30, 2021

Investment Income:
Dividends	$15,119,568
Affiliated securities lending income, net	7,679
Dividends from affiliates	6,948
Unaffiliated securities lending income, net	242
Other income	208
Foreign tax withheld	(16,420)
Total Investment Income	15,118,225
Expenses:
Advisory fees	5,602,769
12b-1 Distribution and shareholder servicing fees:
Class A Shares	71,448
Class C Shares	219,597
Class S Shares	70,394
Transfer agent administrative fees and expenses:
Class D Shares	390,584
Class S Shares	70,418
Class T Shares	527,929
Transfer agent networking and omnibus fees:
Class A Shares	37,266
Class C Shares	16,506
Class I Shares	804,473
Other transfer agent fees and expenses:
Class A Shares	1,906
Class C Shares	1,255
Class D Shares	50,071
Class I Shares	20,716
Class N Shares	1,552
Class S Shares	407
Class T Shares	2,824
Registration fees	133,820
Shareholder reports expense	124,911
Professional fees	54,931
Affiliated fund administration fees	31,344
Non-interested Trustees’ fees and expenses	17,384
Custodian fees	10,723
Other expenses	124,625
Total Expenses	8,387,853
Less: Excess Expense Reimbursement and Waivers	(168,475)
Net Expenses	8,219,378
Net Investment Income/(Loss)	6,898,847

See Notes to Financial Statements.

14	JUNE 30, 2021

Janus Henderson U.S. Managed Volatility Fund

Statement of Operations

For the year ended June 30, 2021

Net Realized Gain/(Loss) on Investments:
Investments	$328,002,377
Investments in affiliates	(500)
Total Net Realized Gain/(Loss) on Investments	328,001,877
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(70,805,451)
Total Change in Unrealized Net Appreciation/Depreciation	(70,805,451)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$264,095,273

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson U.S. Managed Volatility Fund

Statements of Changes in Net Assets

	Year ended June 30, 2021	Year ended June 30, 2020

Operations:
Net investment income/(loss)	$6,898,847	$17,213,554
Net realized gain/(loss) on investments	328,001,877	65,542,102
Change in unrealized net appreciation/depreciation	(70,805,451)	(42,343,379)
Net Increase/(Decrease) in Net Assets Resulting from Operations	264,095,273	40,412,277
Dividends and Distributions to Shareholders:
Class A Shares	(3,433,859)	(929,662)
Class C Shares	(2,662,531)	(739,580)
Class D Shares	(40,284,343)	(11,052,762)
Class I Shares	(50,572,370)	(22,489,424)
Class N Shares	(5,755,279)	(1,712,986)
Class S Shares	(3,182,516)	(846,833)
Class T Shares	(25,448,838)	(7,688,615)
Net Decrease from Dividends and Distributions to Shareholders	(131,339,736)	(45,459,862)
Capital Share Transactions:
Class A Shares	(4,160,863)	(1,603,921)
Class C Shares	(5,485,968)	(4,869,217)
Class D Shares	6,206,457	(20,437,407)
Class I Shares	(13,712,682)	(257,313,082)
Class N Shares	1,942,622	(1,344,044)
Class S Shares	(976,109)	(2,045,179)
Class T Shares	(45,830,783)	(34,844,593)
Net Increase/(Decrease) from Capital Share Transactions	(62,017,326)	(322,457,443)
Net Increase/(Decrease) in Net Assets	70,738,211	(327,505,028)
Net Assets:
Beginning of period	1,076,508,657	1,404,013,685
End of period	$1,147,246,868	$1,076,508,657

See Notes to Financial Statements.

16	JUNE 30, 2021

Janus Henderson U.S. Managed Volatility Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.38	$11.37	$11.66	$10.41	$9.87
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.12	0.12	0.08	0.12
Net realized and unrealized gain/(loss)	2.82	0.24	0.39	1.73	0.60
Total from Investment Operations	2.87	0.36	0.51	1.81	0.72
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.06)	(0.17)	(0.40)	(0.18)
Distributions (from capital gains)	(1.36)	(0.29)	(0.63)	(0.16)	—
Total Dividends and Distributions	(1.49)	(0.35)	(0.80)	(0.56)	(0.18)
Net Asset Value, End of Period	$12.76	$11.38	$11.37	$11.66	$10.41
Total Return*	26.48%	3.14%	5.54%	17.73%	7.38%
Net Assets, End of Period (in thousands)	$26,218	$27,092	$28,718	$24,345	$42,371
Average Net Assets for the Period (in thousands)	$28,579	$29,019	$26,466	$26,879	$32,360
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.94%	0.94%	0.96%	0.94%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.94%	0.94%	0.96%	0.94%	0.92%
Ratio of Net Investment Income/(Loss)	0.43%	1.08%	1.07%	0.69%	1.21%
Portfolio Turnover Rate	190%	102%	87%	102%	108%

Class C Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.02	$11.04	$11.32	$10.16	$9.62
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.02)	0.05	0.05	0.01	0.04
Net realized and unrealized gain/(loss)	2.72	0.22	0.39	1.68	0.59
Total from Investment Operations	2.70	0.27	0.44	1.69	0.63
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	—	(0.09)	(0.37)	(0.09)
Distributions (from capital gains)	(1.36)	(0.29)	(0.63)	(0.16)	—
Total Dividends and Distributions	(1.40)	(0.29)	(0.72)	(0.53)	(0.09)
Net Asset Value, End of Period	$12.32	$11.02	$11.04	$11.32	$10.16
Total Return*	25.71%	2.41%	4.94%	16.96%	6.59%
Net Assets, End of Period (in thousands)	$21,286	$24,089	$29,433	$31,692	$34,652
Average Net Assets for the Period (in thousands)	$23,134	$27,415	$30,565	$32,871	$23,745
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.58%	1.58%	1.61%	1.54%	1.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.58%	1.58%	1.61%	1.54%	1.67%
Ratio of Net Investment Income/(Loss)	(0.21)%	0.44%	0.41%	0.12%	0.39%
Portfolio Turnover Rate	190%	102%	87%	102%	108%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson U.S. Managed Volatility Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.23	$11.22	$11.52	$10.29	$9.75
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.15	0.15	0.11	0.19
Net realized and unrealized gain/(loss)	2.77	0.24	0.37	1.70	0.55
Total from Investment Operations	2.85	0.39	0.52	1.81	0.74
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.09)	(0.19)	(0.42)	(0.20)
Distributions (from capital gains)	(1.36)	(0.29)	(0.63)	(0.16)	—
Total Dividends and Distributions	(1.52)	(0.38)	(0.82)	(0.58)	(0.20)
Net Asset Value, End of Period	$12.56	$11.23	$11.22	$11.52	$10.29
Total Return*	26.71%	3.41%	5.79%	17.99%	7.67%
Net Assets, End of Period (in thousands)	$361,567	$315,423	$337,476	$343,865	$326,401
Average Net Assets for the Period (in thousands)	$341,346	$327,755	$335,559	$334,494	$24,628
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.68%	0.69%	0.71%	0.69%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.68%	0.69%	0.71%	0.69%	0.79%
Ratio of Net Investment Income/(Loss)	0.66%	1.33%	1.31%	0.98%	2.03%
Portfolio Turnover Rate	190%	102%	87%	102%	108%

Class I Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.37	$11.36	$11.65	$10.40	$9.86
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.15	0.15	0.11	0.14
Net realized and unrealized gain/(loss)	2.81	0.24	0.38	1.73	0.61
Total from Investment Operations	2.89	0.39	0.53	1.84	0.75
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.09)	(0.19)	(0.43)	(0.21)
Distributions (from capital gains)	(1.36)	(0.29)	(0.63)	(0.16)	—
Total Dividends and Distributions	(1.51)	(0.38)	(0.82)	(0.59)	(0.21)
Net Asset Value, End of Period	$12.75	$11.37	$11.36	$11.65	$10.40
Total Return*	26.75%	3.37%	5.81%	18.02%	7.76%
Net Assets, End of Period (in thousands)	$468,596	$428,888	$685,211	$643,071	$325,847
Average Net Assets for the Period (in thousands)	$439,089	$645,830	$674,516	$495,143	$203,913
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.73%	0.69%	0.70%	0.68%	0.65%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.69%	0.70%	0.68%	0.65%
Ratio of Net Investment Income/(Loss)	0.66%	1.33%	1.32%	0.98%	1.43%
Portfolio Turnover Rate	190%	102%	87%	102%	108%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	JUNE 30, 2021

Janus Henderson U.S. Managed Volatility Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.34	$11.33	$11.62	$10.37	$9.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.17	0.16	0.12	0.16
Net realized and unrealized gain/(loss)	2.79	0.23	0.39	1.72	0.60
Total from Investment Operations	2.89	0.40	0.55	1.84	0.76
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.10)	(0.21)	(0.43)	(0.22)
Distributions (from capital gains)	(1.36)	(0.29)	(0.63)	(0.16)	—
Total Dividends and Distributions	(1.53)	(0.39)	(0.84)	(0.59)	(0.22)
Net Asset Value, End of Period	$12.70	$11.34	$11.33	$11.62	$10.37
Total Return*	26.89%	3.53%	6.01%	18.13%	7.87%
Net Assets, End of Period (in thousands)	$54,635	$46,912	$48,624	$44,651	$44,318
Average Net Assets for the Period (in thousands)	$49,066	$48,706	$48,621	$43,765	$61,477
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.55%	0.55%	0.56%	0.54%	0.57%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.55%	0.55%	0.56%	0.54%	0.57%
Ratio of Net Investment Income/(Loss)	0.78%	1.47%	1.46%	1.12%	1.63%
Portfolio Turnover Rate	190%	102%	87%	102%	108%

Class S Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.36	$11.35	$11.63	$10.40	$9.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	0.11	0.11	0.07	0.15
Net realized and unrealized gain/(loss)	2.80	0.24	0.39	1.72	0.57
Total from Investment Operations	2.84	0.35	0.50	1.79	0.72
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.05)	(0.15)	(0.40)	(0.15)
Distributions (from capital gains)	(1.36)	(0.29)	(0.63)	(0.16)	—
Total Dividends and Distributions	(1.47)	(0.34)	(0.78)	(0.56)	(0.15)
Net Asset Value, End of Period	$12.73	$11.36	$11.35	$11.63	$10.40
Total Return*	26.29%	3.02%	5.45%	17.56%	7.40%
Net Assets, End of Period (in thousands)	$28,736	$26,404	$28,815	$31,160	$35,264
Average Net Assets for the Period (in thousands)	$28,167	$28,036	$29,626	$31,843	$3,882
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.05%	1.05%	1.06%	1.04%	1.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.04%	1.05%	1.05%	1.03%	1.08%
Ratio of Net Investment Income/(Loss)	0.30%	0.97%	0.97%	0.62%	1.50%
Portfolio Turnover Rate	190%	102%	87%	102%	108%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson U.S. Managed Volatility Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.22	$11.21	$11.51	$10.28	$9.75
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.14	0.14	0.10	0.13
Net realized and unrealized gain/(loss)	2.77	0.24	0.37	1.71	0.59
Total from Investment Operations	2.84	0.38	0.51	1.81	0.72
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.08)	(0.18)	(0.42)	(0.19)
Distributions (from capital gains)	(1.36)	(0.29)	(0.63)	(0.16)	—
Total Dividends and Distributions	(1.50)	(0.37)	(0.81)	(0.58)	(0.19)
Net Asset Value, End of Period	$12.56	$11.22	$11.21	$11.51	$10.28
Total Return*	26.70%	3.32%	5.67%	17.94%	7.48%
Net Assets, End of Period (in thousands)	$186,208	$207,700	$245,736	$260,106	$254,637
Average Net Assets for the Period (in thousands)	$211,171	$230,458	$255,699	$258,372	$156,046
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.79%	0.79%	0.80%	0.79%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.78%	0.79%	0.80%	0.78%	0.82%
Ratio of Net Investment Income/(Loss)	0.58%	1.23%	1.23%	0.88%	1.31%
Portfolio Turnover Rate	190%	102%	87%	102%	108%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	JUNE 30, 2021

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson U.S. Managed Volatility Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory

Janus Investment Fund	21

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

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Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

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Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

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Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

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Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$3,981,067	$—	$(3,981,067)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, Intech’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the

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Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2021, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $3,981,067. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2021 is $4,018,484, resulting in the net amount due to the counterparty of $37,417.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.50% of its average daily net assets.

Intech Investment Management LLC (“Intech”) serves as subadviser to the Fund. As subadviser, Intech provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of Intech.

Janus Capital pays Intech a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.65% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur

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Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks

28	JUNE 30, 2021

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $357,443 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $559,325 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2021, Janus Henderson Distributors retained upfront sales charges of $2,901.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2021.

Janus Investment Fund	29

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2021, redeeming shareholders of Class C Shares paid CDSCs of $4,795.

As of June 30, 2021, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	66	3
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 122,857,506	$ 85,622,455	$ -	$ -	$ -	$ (27,455)	$ 78,331,076

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,073,780,926	$89,377,073	$(11,045,997)	$ 78,331,076

30	JUNE 30, 2021

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 51,642,938	$ 79,696,798	$ -	$ -

For the year ended June 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 9,941,815	$ 35,518,047	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 21,031,429	$ (325,213)	$ (20,706,216)

Capital has been adjusted by $21,031,429, including $9,839,451 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

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Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2021		Year ended June 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	514,221	$ 6,242,296	590,753	$ 6,669,909
Reinvested dividends and distributions	211,952	2,462,878	63,514	736,127
Shares repurchased	(1,051,019)	(12,866,037)	(799,921)	(9,009,957)
Net Increase/(Decrease)	(324,846)	$ (4,160,863)	(145,654)	$ (1,603,921)
Class C Shares:
Shares sold	59,259	$ 701,226	261,481	$ 2,933,363
Reinvested dividends and distributions	218,850	2,462,062	59,008	664,426
Shares repurchased	(734,781)	(8,649,256)	(802,453)	(8,467,006)
Net Increase/(Decrease)	(456,672)	$ (5,485,968)	(481,964)	$ (4,869,217)
Class D Shares:
Shares sold	1,436,796	$ 17,280,406	1,421,859	$ 15,667,413
Reinvested dividends and distributions	3,474,491	39,678,692	954,274	10,888,263
Shares repurchased	(4,216,455)	(50,752,641)	(4,371,567)	(46,993,083)
Net Increase/(Decrease)	694,832	$ 6,206,457	(1,995,434)	$ (20,437,407)
Class I Shares:
Shares sold	7,234,711	$ 88,979,673	15,610,141	$ 156,983,023
Reinvested dividends and distributions	4,054,688	47,034,383	1,857,770	21,494,401
Shares repurchased	(12,251,356)	(149,726,738)	(40,075,255)	(435,790,506)
Net Increase/(Decrease)	(961,957)	$(13,712,682)	(22,607,344)	$(257,313,082)
Class N Shares:
Shares sold	626,872	$ 7,724,952	497,753	$ 5,653,841
Reinvested dividends and distributions	498,414	5,751,697	148,638	1,712,308
Shares repurchased	(960,794)	(11,534,027)	(803,055)	(8,710,193)
Net Increase/(Decrease)	164,492	$ 1,942,622	(156,664)	$ (1,344,044)
Class S Shares:
Shares sold	182,920	$ 2,216,484	272,353	$ 3,085,312
Reinvested dividends and distributions	273,944	3,177,746	73,025	844,896
Shares repurchased	(523,670)	(6,370,339)	(560,758)	(5,975,387)
Net Increase/(Decrease)	(66,806)	$ (976,109)	(215,380)	$ (2,045,179)
Class T Shares:
Shares sold	1,484,571	$ 17,854,091	4,095,408	$ 45,208,997
Reinvested dividends and distributions	2,176,320	24,853,579	661,528	7,554,650
Shares repurchased	(7,336,932)	(88,538,453)	(8,167,280)	(87,608,240)
Net Increase/(Decrease)	(3,676,041)	$(45,830,783)	(3,410,344)	$ (34,844,593)

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$2,097,772,875	$2,272,810,292	$ -	$ -

32	JUNE 30, 2021

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	33

Janus Henderson U.S. Managed Volatility Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson U.S. Managed Volatility Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson U.S. Managed Volatility Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2021, the related statement of operations for the year ended June 30, 2021, the statements of changes in net assets for each of the two years in the period ended June 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2021 and the financial highlights for each of the five years in the period ended June 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 20, 2021

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

34	JUNE 30, 2021

Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 60-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

Janus Investment Fund	35

Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

36	JUNE 30, 2021

Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

Janus Investment Fund	37

Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

38	JUNE 30, 2021

Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

Janus Investment Fund	39

Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

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Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

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Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

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Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Capital Management LLC, the Fund’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”).

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the annual period ended June 30, 2021, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2020 through December 31, 2020 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Fund was able to meet redemptions during the normal course of business during the Reporting Period, and discussed the additional actions that the Liquidity Risk Working Group took during the period of market volatility in the spring of 2020 to monitor the Fund’s liquidity. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, taking into account the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Janus Henderson U.S. Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2021. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson U.S. Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Janus Henderson U.S. Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson U.S. Managed Volatility Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2021:

Capital Gain Distributions	$89,536,249
Dividends Received Deduction Percentage	8%
Qualified Dividend Income Percentage	8%

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Janus Henderson U.S. Managed Volatility Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 51 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson U.S. Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present

Independent Consultant (since 2019) and Chief Operating Officer, muun chi LLC (organic food business) (since 2020). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

51

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Janus Henderson U.S. Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	51

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson U.S. Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	51

Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson U.S. Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	51	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	51

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson U.S. Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	51

Director of Family Service of Lake County (since 2019). Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	51

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), and Director of Walmart (until 2017).

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Janus Henderson U.S. Managed Volatility Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President and Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Management LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

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Janus Henderson U.S. Managed Volatility Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Capital Management LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017-September 2017), Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Services LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Officer, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson U.S. Managed Volatility Fund

Notes

NotesPage1

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Notes

NotesPage2

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Janus Henderson U.S. Managed Volatility Fund

Notes

NotesPage3

Janus Investment Fund	61

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93016 08-21

Item 2 - Code of Ethics

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant's website: janushenderson.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on janushenderson.com within five business days following the date of such amendment or waiver.

Item 3 - Audit Committee Financial Expert

The Registrant's Board of Trustees has determined that the following members of the Board's Audit Committee are "audit committee financial experts," as defined in Item 3 to Form N-CSR: William D. Cvengros, Gary A. Poliner, and Diane Wallace who are each "independent" under the standards set forth in Item 3 to Form N-CSR.

Item 4 - Principal Accountant Fees and Services

Janus Investment Fund (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end investment company, offers 47 funds which include multiple series of shares with differing investment objectives and policies. The funds comprising the Trust have differing fiscal year ends (June 30 and September 30). This Form N-CSR relates to funds with June 30 fiscal year ends (the "Funds").

(a) Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds' annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $951,717 in fiscal 2021 and $1,094,159 in fiscal 2020.

(b) Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds' financial statements and are not reported under paragraph (a) of this Item were $0 in fiscal 2021 and $24,532 in fiscal 2020.

The nature of the services comprising the fees disclosed under this category includes agreed upon procedures.

(c) Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $200,771 in fiscal 2021 and $194,918 in fiscal 2020.

The nature of the services comprising the fees disclosed under this category includes tax compliance, tax planning, tax advice, and corporate actions review.

(d) All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 in fiscal 2021 and $0 in fiscal 2020.

(e) (1) The registrant's Audit Committee Charter requires the registrant's Audit Committee to pre-approve any engagement of the principal accountant (i) to provide audit or non-audit services to the registrant or (ii) to provide non-audit services to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre-approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.

(2) 0%

(f) Not applicable as less than 50%

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $200,771 in fiscal 2021 and $194,918 in fiscal 2020.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5 - Audit Committee of Listed Registrants

Not applicable.

Item 6 - Investments

(a) Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant.

Item 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12 - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) Not applicable.

(b) Not applicable.

Item 13 - Exhibits

(a)(1) Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2) Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex-99CERT.

(b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund

By: /s/ Bruce Koepfgen

Bruce Koepfgen, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

Date: August 30, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bruce Koepfgen

Bruce Koepfgen, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

Date: August 30, 2021

By: /s/ Jesper Nergaard

Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund

(Principal Accounting Officer and Principal Financial Officer)

Date: August 30, 2021